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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-6352

                              ING Series Fund, Inc.
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
               (Address of principal executive offices) (Zip code)

 The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT
                                                DOMESTIC EQUITY GROWTH FUNDS
May 31, 2003                                    ING Growth Fund
                                                ING Small Company Fund
CLASSES A, B, C, I AND O                        ING Technology Fund

                                                DOMESTIC EQUITY VALUE FUND
                                                ING Value Opportunity Fund

                                                DOMESTIC EQUITY AND INCOME FUNDS
                                                ING Balanced Fund
                                                ING Growth and Income Fund


                                    [GRAPHIC]

                                                                     [LION LOGO]
                                                                      ING FUNDS

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

          President's Letter ..................................      1
          Portfolio Managers' Reports:
               Domestic Equity Growth Funds ...................      2
               Domestic Equity Value Fund .....................      8
               Domestic Equity Growth and Income Funds ........     10
          Index Descriptions ..................................     14
          Independent Auditors' Report ........................     15
          Statements of Assets and Liabilities ................     16
          Statements of Operations ............................     20
          Statements of Changes in Net Assets .................     22
          Financial Highlights ................................     28
          Notes to Financial Statements .......................     41
          Portfolios of Investments ...........................     58
          Shareholder Meeting Information .....................     79
          Tax Information .....................................     80
          Director and Officer Information ....................     81

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

     [PHOTO]
JAMES M. HENNESSY

Dear Shareholder,

It would be an understatement to refer to this past year as a challenging one for investors. There have been many events on the geopolitical front and numerous economic challenges that have tested investor resilience.

We are now in a period of one of the longest economic downturns in U.S. history. Although few of us will take much comfort in the fact that we have coped with a particularly challenging time, perhaps we should.

We at ING Funds remain optimistic about the future, preferring to see the positives that have emerged in the wake of recent difficulties. For instance, the quick actions on the part of the financial industry and government regulators that followed a string of recent corporate scandals may have helped regain investor trust and the tough new accounting standards now in place should help permanently improve our industry.

Although I do not wish to be premature in my enthusiasm, I do believe that the gradual market upturn of recent months supports ING Funds' long-held philosophy that it is important to remain focused on long-term investment goals and maintain reasonable expectations.

In recent months, we at ING Funds have made some changes to some of our fund management teams. We have also entered into new relationships with respected sub-advisers and are launching several new mutual funds. We have implemented improvements to our website that make it more accessible to investors and financial advisors alike.

We remain committed to providing quality service and innovative products to help meet the needs of our investors, and we are excited and optimistic about the future.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
July 15, 2003

ING GROWTH FUND                                       Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of the Sub-Adviser's equity investment specialists led by Kenneth Bragdon, Portfolio Manager, Aeltus Investment Management, Inc., -- the Sub-Adviser.

GOAL: ING Growth Fund (the "Fund") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock, stocks believed to offer growth potential.

MARKET OVERVIEW: The market began the period with a sharp sell-off, with the Russell 1000 Growth Index declining nearly 25% between June 1 and July 23, 2002. Stocks remained in a volatile trading range for the remainder of the period, with three separate rallies of 15% or more which were offset by two sell-offs of roughly the same magnitude. In our view, geopolitical tensions, corporate governance and accounting issues, and concerns over a general economic malaise all weighed on equity valuations during the period. The final rally of the period, which began in mid-March, began with the start of the war in Iraq and continued through the end of May as investors appeared to become increasingly optimistic regarding the prospects for stronger economic growth in the months ahead.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares returned -10.95%, underperforming our benchmark, the Russell 1000 Growth Index, which returned -7.85% for the same period.

PORTFOLIO SPECIFICS: Strong stock selection in the health care sector had a positive impact on relative performance. In particular, Forest Laboratories and Amgen were among the top performing stocks in the Fund. We believe that Forest's strong performance was driven by the success of its new antidepressant drug, Lexapro, while Amgen benefited from the successful launch of its sustained release anemia drug, Aranesp.

Our performance was negatively impacted by poor performance in the technology sector. In our view, our investments in semiconductor stocks underperformed the market as earnings disappointments from industry leaders, combined with weak economic news, reduced investor confidence in the strength and timing of a chip recovery. Our holdings in Intel Corp, Microchip Technology, and Fairchild Semiconductor each was a drag on performance during the period.

MARKET OUTLOOK: We believe that investors' attention has turned away from the war in Iraq and toward the prospects for economic growth in the U.S. In this regard, we remain optimistic that the combination of stimulative tax policy, accommodative monetary policy, low interest rates and a weaker dollar may combine to drive relatively strong economic growth in the months ahead. Despite the recent rally, equity valuations remain attractive relative to other asset classes, in our view. We continue to believe that these factors create a positive backdrop for the equity markets overall, and for growth stocks in particular. As always, we continue to invest in companies displaying positive business momentum and attractive valuation.

Portfolio Managers' Report                                       ING GROWTH FUND
--------------------------------------------------------------------------------

                              1/4/94      5/31/94      5/31/95      5/31/96      5/31/97      5/31/98
                            ----------   ----------   ----------   ----------   ----------   ----------
ING Growth Fund Class I     $1,000,000   $1,031,000   $1,197,600   $1,595,100   $1,911,800   $2,513,600
Russell 1000 Growth Index   $1,000,000   $  975,000   $1,189,000   $1,576,200   $1,993,100   $2,566,400

                             5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                            ----------   ----------   ----------   ----------   ----------
ING Growth Fund Class I     $3,069,200   $3,893,500   $2,878,000   $2,253,500   $2,006,800
Russell 1000 Growth Index   $3,239,400   $4,049,000   $2,846,100   $2,252,100   $2,075,300

                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                            ----------------------------------------------------------------------------------------
                                              SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                 OF CLASS A        OF CLASS B        OF CLASS C        OF CLASS I
                            1 YEAR   5 YEAR       04/15/94          03/01/99          06/30/98          01/04/94
                            ------   ------       --------          --------          --------          --------
Including Sales Charge:
  Class A(1)                -16.15%   -5.76%        6.46%                --                --                --
  Class B(2)                -16.20%      --           --             -10.07%               --                --
  Class C(3)                -12.78%      --           --                 --             -6.40%               --
  Class I                   -10.95%   -4.40%          --                 --                --              7.69%
Excluding Sales Charge:
  Class A                   -11.06%   -4.63%        7.15%                --                --                --
  Class B                   -11.79%      --           --              -9.74%               --                --
  Class C                   -11.90%      --           --                 --             -6.40%               --
  Class I                   -10.95%   -4.40%          --                 --                --              7.69%
Russell 1000 Growth Index    -7.85%   -4.16%        8.82%(4)          -9.49%            -5.30%(5)          8.06%(6)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Growth Fund against the Russell 1000 Growth Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 04/01/1994.

(5)  Since inception performance for the index is shown from 07/01/1998.

(6)  Since inception performance for the index is shown from 01/01/1994.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Fund are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. Historically, growth-oriented stocks have been more volatile than value-oriented stocks. The value of convertible securities may fall when interest rates rise.

                 See accompanying index descriptions on page 14.

ING SMALL COMPANY FUND                                Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGER: A team of the Sub-Adviser's equity investment specialists led by Carolie Burroughs, Vice-President and Equity Portfolio Manager, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: ING Small Company Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

MARKET OVERVIEW: The U.S. equity markets declined during the twelve months ended May 31, 2003. For the period, the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index) and Russell 2000 Index were both down about 8%. Due to the market rally during October and November, the tech-heavy Nasdaq was only down 0.74% for the period.

In our view, the uncertainty surrounding the multitude of possible outcomes of a confrontation with Iraq consumed Americans. This distraction stifled consumer spending and paralyzed corporate decision making, essentially slowing down an already anemic economic recovery. By March, it was almost certain that there would be a U.S.-led invasion of Iraq. We believe that the market began to rally in anticipation of a successful outcome.

The market rallied for the remainder of the period as the news flow turned positive. Hussein's regime crumbled. First-quarter earnings were better-than-expected for U.S. companies. Consumer confidence increased. President Bush's second tax cut package was approved, which we believe sent a strong signal to the market that this administration was committed to supporting the U.S. economy in its recovery. Speculation in the market has continued since the fourth quarter 2002. This is evidenced by the Russell 2000's ongoing outperformance over the Standard and Poor's SmallCap 600 Index (S&P 600 Index). Biotechnology, telecommunications, and media were some of the winners. Technology managed to keep up with the Index, regardless of whether fundamentals supported the stock prices. For the six months ended May 31, 2003, the S&P 500 Index was up 3.87%, the Russell 1000 Index was up 4.60%, the Nasdaq was up 8.20%, and the S&P 600 Index was up 6.35%.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares returned -11.73% compared to the benchmark, the Russell 2000 Index, which returned -8.18% over the same period.

PORTFOLIO SPECIFICS: Stock selection in the technology and financial services sectors contributed positively to the Fund's performance. Stock selection in the consumer discretionary and materials and processing sectors contributed negatively. Our underweight position in the materials and processing sector helped performance, while our slight underweight position in health care hurt performance.

The largest individual positive contributors to performance during the period were SanDisk, InterDigital Communications, and Flagstar Bancorp. The largest negative contributors were NPS Pharmaceuticals, Sierra Pacific Resources, and Take-Two Interactive Software. During the last two months of the period, we increased our position in the consumer discretionary sector, slightly decreased our position in the healthcare sector, and slightly increased our position in the technology sector in anticipation of the rebalancing of the Russell indices, effective June 30, 2003. Our cash position is, on average, in the 2-4% range. Although volatility in the equities market has dropped significantly from the peak levels reached in 2002, we will continue to maintain tight risk controls around our sector weights and a style neutral position to avoid being harmed by market reversals.

MARKET OUTLOOK: We expect the market rally to pause going into the second-quarter earnings season, as stock fundamentals catch up with stock prices, or visa versa. Although volatility declined by almost 50% during the period, we expect it to move between the highs and the lows achieved during the last six months. With volatility at these levels, we expect speculative investors to remain in the small cap space, perpetuating a market that may not consistently reward stocks with good fundamentals. Despite the current environment, we expect smaller capitalization stocks to perform for the remainder of 2003. First, we believe the U.S. economy appears to be out of recession and on the mend. In our view, economic data continue to validate the recovery, and, historically, small cap stocks outperform during post-recession recovery periods. Second, small-cap companies announced better earnings and business guidance going forward for 2003. Finally, we believe active large-cap managers are looking for opportunities further down the asset class spectrum, and both private equity investors and public companies appear to have money to invest. We look forward to small-cap stocks continued outperformance over their large-cap counterparts.

Portfolio Managers' Report                                ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

                                   1/4/94      5/31/94      5/31/95      5/31/96      5/31/97      5/31/98
                                 ----------   ----------   ----------   ----------   ----------   ----------
ING Small Company Fund Class I   $1,000,000   $1,005,000   $1,193,400   $1,744,300   $1,870,800   $2,425,700
Russell 2000 Index               $1,000,000   $  968,200   $1,067,900   $1,451,200   $1,552,300   $1,882,100

                                  5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                                 ----------   ----------   ----------   ----------   ----------
ING Small Company Fund Class I   $2,400,100   $3,213,900   $3,271,500   $3,244,000   $2,863,400
Russell 2000 Index               $1,831,500   $2,013,100   $2,127,600   $2,116,900   $1,943,600

                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                          --------------------------------------------------------------------------------------
                                           SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                              OF CLASS A        OF CLASS B        OF CLASS C       OF CLASS I
                          1 YEAR   5 YEAR      04/15/94          03/01/99          06/30/98         01/04/94
                          ------   ------      --------          --------          --------         --------
Including Sales Charge:
  Class A(1)              -17.06%   1.89%        10.71%               --                --                --
  Class B(2)              -17.00%     --            --              5.61%               --                --
  Class C(3)              -13.62%     --            --                --              2.37%               --
  Class I                 -11.73%   3.37%           --                --                --             11.84%
Excluding Sales Charge:
  Class A                 -11.97%   3.11%        11.43%               --                --                --
  Class B                 -12.63%     --            --              6.01%               --                --
  Class C                 -12.75%     --            --                --              2.37%               --
  Class I                 -11.73%   3.37%           --                --                --             11.84%
Russell 2000 Index         -8.18%   0.65%         7.83%(4)          4.21%             0.61%(5)          7.31%(6)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Small Company Fund against the Russell 2000 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 04/01/1994.

(5)  Since inception performance for the index is shown from 07/01/1998.

(6)  Since inception performance for the index is shown from 01/01/1994.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The Fund may invest in foreign securities. International investing does pose special risks including currency fluctuations, economical and political risks not found in domestic investments. Risks of foreign investing are generally intensified in emerging markets. The value of convertible securities may fall when interest rates rise.

                 See accompanying index descriptions on page 14.

ING TECHNOLOGY FUND                                   Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Roderick R. Berry, Portfolio Manager, Ronald E. Elijah, Portfolio Manager, AIC Asset Management, LLC -- the Sub-Adviser.

GOAL: ING Technology Fund (the "Fund") seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in a diversified portfolio of common stocks in the technology sector that we believe represent the large capitalization leaders of their respective sub-sectors of the technology industry. The Fund invests at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology sector.

MARKET OVERVIEW: During the twelve months ended May 31, 2003, the S&P 500 Index was down 8.06%. For this same period, the technology heavy NASDAQ Composite Index ("NASDAQ") was down 0.74%. After reaching a market peak in March of 2000, the NASDAQ appears to us to have established a bottom on October 9, 2002.

Uncertainty surrounding the conflict in Afghanistan and the looming conflict in Iraq, helped push the NASDAQ down 42.88% from the beginning of calendar year 2002 through the October 9, 2002 bottom. This uncertainty also helped take the University of Michigan Consumer Confidence number for February 2003 down to 79.9, the lowest level seen since October 1992. In addition, jobless claims surged back over 400,000 in January 2003, reversing the improvement seen in the Fall of 2002.

With the high unemployment levels and the weakness in consumer sentiment, it is not surprising to us that businesses chose to limit their capital expenditures. In fact, the Institute for Supply Management Index (ISM), which measures growth in the manufacturing sector, dropped from 55.7 to 49.4 during the twelve months ended May 31, 2003. An index number below 50 signifies a contraction. Because the technology industry is highly dependent on capital expenditures, the sector suffered some of the most significant stock price declines through October of 2002.

However, just as the NASDAQ short interest was reaching all-time highs, company fundamentals in the technology sector began to turn more favorable. As December quarter financial results were reported in January, it became apparent that PC sales were more robust than expected. Wireless handset sales also exceeded expectations during the all-important holiday season. As a result of growing demand, pricing pressures began to moderate across a broad portion of the technology sector and capacity utilization rates began climbing for the first time in nearly three-years. The March quarter also brought similar results with significant evidence of market stabilization.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares returned -19.53% versus the Goldman Sachs Technology Industry Composite Index, which returned -6.53% for the same period.

PORTFOLIO SPECIFICS: Over the past year, the Fund's performance has suffered significantly versus the S&P 500 Index and the NASDAQ largely due to the high portfolio weighting in the semiconductor sector. Entering the fiscal year, the Fund carried a 35% semiconductor weighting. As the semiconductor sector is one of the most cyclical sectors of the economy, being early on our estimate of a cyclical recovery hurt the Fund's performance through the October market bottom. Since the October market bottom, the semiconductor sector has begun to stabilize and we have now seen semiconductor companies outperform the NASDAQ by over 30 points from the October bottom through May 31, 2003.

During the early stages of this market recovery, the Fund's under-weighting in the high-beta Internet sector also hurt the Fund's performance

MARKET OUTLOOK: The recently reported March quarter results showed that the earnings of the S&P 500 Index companies had improved on a year-over-year basis for the fourth consecutive quarter. This is an extremely important trend for the technology sector, as historically, earnings growth has been required before capital expenditure growth can take place. Because the technology sector is highly dependent upon capital expenditure growth, in our view, S&P 500 Index earnings growth is a prerequisite for sustained stock price appreciation.

We believe that this trend of expanding earnings growth, which in our view will lead to growth in capital expenditure budgets, will continue for multiple reasons. To begin with, the consumer demand is a significant factor in the economy and recent data show that consumer confidence is once again on the rise. We believe that this can be attributed to a clearer geo-political picture, as well as the positive impact of the home mortgage-refinancing boom and pending tax relief. To be sure, high unemployment rates will most likely keep some pressure on consumer enthusiasm for the balance of the year, but we know from past recessions that the unemployment numbers tend to lag a market recovery by as much as a year.

We anticipate the economic recovery will continue to progress at a gradual pace and we remain committed to a portfolio mix that favors the more cyclical semiconductor companies to take full advantage of this expected recovery. We will also continue to seek investment in the large capitalization sector leaders that we believe may emerge from the economic downturn with stronger competitive advantages as well as greater market share.

Portfolio Managers' Report                                   ING TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                      3/1/00      5/31/00      5/31/01      5/31/02      5/31/03
                                                    ----------   ----------   ----------   ----------   ----------
ING Technology Fund Class I                         $1,000,000   $  938,000   $  512,000   $  384,000   $  309,000
Goldman Sachs Technology Industry Composite Index   $1,000,000   $  848,700   $  464,600   $  312,700   $  292,200

                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                                  ---------------------------------------------------------------
                                                     SINCE INCEPTION        SINCE INCEPTION
                                                  OF CLASS A, B, C AND I      OF CLASS O
                                        1 YEAR           03/01/00              08/06/01
                                        ------           --------              --------
Including Sales Charge:
  Class A(1)                            -24.20%           -31.72%                   --
  Class B(2)                            -24.00%           -31.60%                   --
  Class C(3)                            -21.80%           -31.17%                   --
  Class I                               -19.53%           -30.33%                   --
  Class O                               -19.58%               --                -22.78%
Excluding Sales Charge:
  Class A                               -19.63%           -30.47%                   --
  Class B                               -20.00%           -30.96%                   --
  Class C                               -21.01%           -31.17%                   --
  Class I                               -19.53%           -30.33%                   --
  Class O                               -19.58%               --                -22.78%
Goldman Sachs Technology Industry
  Composite Index                        -6.53%           -31.51%               -19.29%(4)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Technology Fund against the Goldman Sachs Technology Industry Composite Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 08/01/2001.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Fund are those generally attributable to stock investing. The Fund concentrates its investments in information technology industries and will tend to experience more volatility than funds not concentrated in one industry. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. The value of convertible securities my fall when interest rates rise.

                 See accompanying index descriptions on page 14.

ING VALUE OPPORTUNITY FUND                            Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGER: A team of the Sub-Adviser's equity investment specialists led by Donald Townswick, CFA, Portfolio Manager, Aeltus Investment Management, Inc., -- the Sub-Adviser.

GOAL: ING Value Opportunity Fund (the "Fund") seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stock.

MARKET OVERVIEW: The U.S. equity markets declined during the twelve months ended May 31, 2003. For the period, the S&P 500 Index and Russell 2000 Index were both down about 8%. Due to the market rally during October and November, the tech heavy Nasdaq was only down 0.74% for the period.

For the months of June through September, the equity markets declined steadily with a slight breather in August when the market was essentially flat. During this period technology and telecom were the worst performing sectors of the market -- both down 35%. In addition, stocks with what we view as good fundamentals, such as positive earnings and low multiples, fared better than those with poor fundamentals.

A surge of investor confidence and speculation combined with the covering of short sales drove the market significantly higher for the months of October and November. During these two months, the S&P 500 Index was up 15.21%, the Russell 2000 index was up 12.41% and the Nasdaq was up 26.24%. The technology and telecom sectors that had lost so much during the previous four quarters both gained over 40% in October and November. Fundamentally poor stocks which had been beaten down throughout the bear market, rallied strongly despite no improvement in their fundamentals.

The last six months of the period were just as volatile as the first. Uncertainty over the possibility of war with Iraq caused equities to decline until mid- March. As the uncertainty faded and it became clear that military action would begin in Iraq, U.S. equities rallied sharply. The market rallied from March 12 to March 21. As investors realized that the war would last more than a few days, equities began to pull back and continued to decline for the remainder of the month. April and May of 2003 were strong months for U.S. equities. We believe the markets rose on the belief that the economy would likely rebound in the second half of the year.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares returned -15.70% compared to the S&P 500 Index, which returned -8.06% over the same period. The Fund was not able to make up the losses due to the rally in October and November. In our view, during this rally the market rewarded speculative stocks rather than quality stocks with strong fundamentals.

PORTFOLIO SPECIFICS: Poor stock selection caused Fund performance to trail the S&P 500 significantly. The Fund focuses on stocks we determine to have improving earnings expectation, good valuations, and reasonable good price momentum, none of which, in our view, were rewarded during the end of period rally.

The Fund's worst performing sectors were healthcare and consumer discretionary where performance was hurt by positions in Wyeth (formerly American Home Products), Tenet Healthcare, and Sears Roebuck. The Fund experienced good stock selection in the finance and manufacturing sectors.

Asset allocation decisions had a neutral effect on performance. Since the Fund's risk controls prevent it from making large sector bets, the volatile performance of the technology sector did not hurt nor help performance.

MARKET OUTLOOK: The market demonstrated trends in October and November that we firmly believe are not sustainable. We believe the market always rewards solid fundamentals in the medium- to long-term, and that we will generally be more successful in our stock selection than we were in October and November.

We believe that the bear market may be over and expect to see a shift to a market driven more by fundamentals rather than concerns over war and anxiety over corporate scandals. The uncertainty over the war with Iraq is behind us. In addition, positive macro economic conditions, such as higher gross domestic product (GDP) growth, low inflation and low interest rates suggest that we may be in the early stages of a bull market. We believe that our quantitative stock selection process, coupled with our disciplined risk controls on size, style and beta, will help us to perform well in this environment.

Portfolio Managers' Report                            ING VALUE OPPORTUNITY FUND
--------------------------------------------------------------------------------

                                       2/2/98      5/31/98      5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
ING Value Opportunity Fund Class I   $1,000,000   $1,102,000   $1,222,100   $1,430,200   $1,562,600   $1,307,000   $1,101,800
S&P 500 Index                        $1,000,000   $1,118,800   $1,354,000   $1,495,800   $1,338,000   $1,152,700   $1,059,700

                              AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                           ----------------------------------------------------------------------
                                             SINCE INCEPTION    SINCE INCEPTION   SINCE INCEPTION
                                             OF CLASS A AND I      OF CLASS B       OF CLASS C
                           1 YEAR   5 YEAR       02/02/98           03/01/99         06/30/98
                           ------   ------       --------           --------         --------
Including Sales Charge:
  Class A(1)              -20.73%   -1.41%         0.47%                 --               --
  Class B(2)              -20.74%      --            --               -1.98%              --
  Class C(3)              -17.39%      --            --                  --            -1.00%
  Class I                 -15.70%    0.00%         1.83%                 --               --
Excluding Sales Charge:
  Class A                 -15.89%   -0.24%         1.59%                 --               --
  Class B                 -16.57%      --            --               -1.60%              --
  Class C                 -16.55%      --            --                  --            -1.00%
  Class I                 -15.70%    0.00%         1.83%                 --               --
S&P 500 Index              -8.06%   -1.08%         1.09%(4)           -4.41%           -1.89%(5)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Value Opportunity Fund against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 02/01/1998.

(5)  Since inception performance for the index is shown from 07/01/1998.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Fund are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The value of convertible securities may fall when interest rates rise.

                 See accompanying index descriptions on page 14.

ING BALANCED FUND                                     Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGER: Neil Kochen, Executive Vice President and Chief Investment Officer, James B. Kauffman, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: ING Balanced Fund (the "Fund") seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

MARKET OVERVIEW: For the year, financial markets and the economy were impacted by what seemed to be a record number of internal and external factors. Residual effects of earlier accounting problems, several high profile bankruptcies, continued Middle East violence, severe winter storms, terrorism alerts, steeply rising energy prices, and the uncertainty leading up to and including the Iraqi conflict all weighed on business and consumer confidence. While the U.S. unemployment rate ranged between 5.7% and 6.0% throughout the period, the general level of uncertainty magnified its negative affect on consumer confidence.

Overseas equity markets declined more than the U.S. market, with the MSCI Europe, Australia and Far East Index losing 14.3% for the period, despite a decline in the value of the dollar. The European market was hampered by a less accommodative monetary policy, and Japan continued to struggle with problems in its banking sector. Additionally, the U.S. economic slowdown and declining dollar negatively affected both European and Japanese large-cap firms, which rely upon exports to the U.S.

In 2002, the fixed income markets witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment-grade names -- many of which were in the top 50 corporate issuers by size -- plummeted to junk. Moreover, the credit default swap markets provided hedge funds the means to exploit the illiquidity in widely held or tarnished names. Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and higher-quality emerging market debt. Geopolitical uncertainties exacerbated the flight to quality and pushed U.S. Treasuries to a 40-year low during the year. Low rates, in turn, incited a riot of mortgage refinancing.

By the beginning of the fourth quarter, U.S. domestic investment-grade credit risk premiums stood at historic levels. The magnitude of the Federal Reserve's November rate cut surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market, while traditional bond investors sold Treasuries to add spread product in both high yield and investment grade sectors. Despite the turmoil in specific sectors, bonds outperformed equities for the third year in a row as the Lehman Brothers Aggregate Bond Index posted a positive 10.26% in 2002.

The U.S. stock market, by all capitalization measures, declined over the year. S&P 500 large-cap stocks lost 8.06%, while the Russell 2000 small-cap stocks lost approximately the same amount at 8.18%. Mid-cap stocks (S&P 400) lost 9.14%. The Nasdaq Composite fared the best, losing only 0.74% due to a strong rally in the fourth quarter of 2002. In general, the equity market bottomed in October 2002, and again in March 2003, and has rallied strongly since the March low. The recent rally, however, was not strong enough to offset losses registered earlier in the 12-month period.

With the advent of the first quarter of 2003, capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies; however, as the likelihood of hostilities increased, investors bid up short-dated Treasuries at the expense of stocks. The prices of gold and energy shot up dramatically.

In May of 2003, the Federal Reserve sent an unequivocal message to the markets with the release of its new policy statement: "The probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level." Subsequent comments from Fed officials reiterated their concern about the slow recovery and the steps they are willing to take to forestall deflationary expectations. With the prospect of an extended period of accommodative monetary policy, the Treasury market promptly rallied to 45- year lows. Asian central banks and our own domestic mortgage buyers also added Treasuries: the former to defend the dollar versus their local currency, and the latter to offset the evaporating duration of their holdings.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares returned -0.93%, underperforming the benchmark, a composite index consisting of 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Aggregate Index, which returned 0.04% for the same period.

PORTFOLIO SPECIFICS: The main driver of our underperformance was security selection among small- and mid-cap stocks, which was offset somewhat by good performance in large-cap stocks. Sector allocation added to performance, particularly through an underweight position in consumer staples. Detracting from performance was an overweight in consumer discretionary names.

The fixed income portion of the Fund benefited from strict credit disciplines during 2002 -- a period of unprecedented financial fraud and deteriorating earnings. Security selection and sector allocation, by and large, produced positive alpha. The addition of high yield and emerging market debt coupled with an underweight in Treasuries has aided performance so far in 2003.

MARKET OUTLOOK: Despite all the negative events, which weighed on the economy and markets for the past twelve months, the market appears to have bottomed in March 2003. There are currently a significant number of market and economic supports in place. Interest rates are at a 40-year low, with the Federal Reserve indicating it has no interest in raising rates until economic growth is firmly entrenched. Fiscal policy is also very accommodative, with the recent $350 billion tax cut front loaded to stimulate the economy in 2003 and 2004. The dollar, which declined from multi-year highs, will likely give U.S. firms pricing advantages in overseas markets and enhance large-cap multinational profitability. Consumer confidence appears to be rising rapidly after the end of the Iraqi conflict, as it did in 1991. Declining energy prices and record mortgage refinancing have left the consumer with a great deal of liquidity, to invest or spend. Funds have recently begun to flow from very low yielding money market mutual funds back into equities. For the first quarter of 2003, corporate profitability rose above analyst estimates, but due more to increased efficiency and productivity than from a general, in our view, rise in demand. Manufacturing inventories are at record low levels. We believe that any demand created by a very accommodative monetary and fiscal policy will have to translate into increased production and employment. Technology capital replacement has already been in evidence for several quarters, which has in turn helped support the Nasdaq relative to other indexes. We look for the current gradual recovery in the economy and the markets to continue and build momentum through the third and fourth quarters of this year.

Weak aggregate demand has followed the capital expenditure binge years of the late 1990s. Ultimately the stimulative effects of negative real rates, a weakening dollar, and tax cuts should boost the domestic economy out of its lethargy. And, we do not agree with the school of thought that draws parallels between our current slow growth predicament and the decade-long recession in Japan. In the U.S., fiscal and monetary policy has been largely proactive, and overleveraged companies have been allowed to fail. The big questions for bond investors are how long will rates stay low and when will the economy gain traction. Given that excess capacity is high for this stage of a "recovery" and that pricing power is weak, the outlook is murky; but we do not anticipate a deflationary spiral. In response to these historically low interest rates, we are slightly short in duration and have moved to an underweight in mortgages.

Portfolio Managers' Report                                     ING BALANCED FUND
--------------------------------------------------------------------------------

                                        5/31/93      5/31/94      5/31/95      5/31/96      5/31/97      5/31/98
                                       ----------   ----------   ----------   ----------   ----------   ----------
ING Balanced Fund Class I              $1,000,000   $1,034,400   $1,151,800   $1,401,000   $1,605,500   $1,974,800
S&P 500 Index                          $1,000,000   $1,042,600   $1,253,100   $1,609,400   $2,082,800   $2,721,900
Lehman Brothers Aggregate Bond Index   $1,000,000   $1,007,100   $1,122,700   $1,172,000   $1,269,400   $1,408,000
Composite Index                        $1,000,000   $1,028,600   $1,200,300   $1,420,100   $1,714,800   $2,103,600

                                        5/31/99      5/31/00      5/31/01      5/31/02     5/31/2003
                                       ----------   ----------   ----------   ----------   ----------
ING Balanced Fund Class I              $2,177,200   $2,382,900   $2,300,800   $2,194,300   $2,173,900
S&P 500 Index                          $3,294,200   $3,639,200   $3,255,100   $2,804,400   $2,578,300
Lehman Brothers Aggregate Bond Index   $1,469,300   $1,500,200   $1,697,000   $1,834,500   $2,046,900
Composite Index                        $2,413,500   $2,591,100   $2,557,700   $2,423,400   $2,424,300

                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                                  -------------------------------------------------------------------------------
                                                              SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                                 OF CLASS A        OF CLASS B       OF CLASS C
                                  1 YEAR   5 YEAR   10 YEARS       04/15/94          03/01/99         06/30/98
                                  ------   ------   --------       --------          --------         --------
Including Sales Charge:
  Class A(1)                      -6.87%    0.50%        --          7.35%                --               --
  Class B(2)                      -6.72%      --         --            --              -0.56%              --
  Class C(3)                      -2.91%      --         --            --                 --             0.49%
  Class I                         -0.93%    1.94%      8.07%           --                 --               --
Excluding Sales Charge:
  Class A                         -1.15%    1.70%        --          8.04%                --               --
  Class B                         -1.84%      --         --            --              -0.16%              --
  Class C                         -1.94%      --         --            --                 --             0.49%
  Class I                         -0.93%    1.94%      8.07%           --                 --               --
S&P 500 Index                     -8.06%   -1.08%      9.93%        10.73%(4)          -4.41%           -1.89%(5)
Lehman Brothers Aggregate Bond
  Index                          -11.58%    7.77%      7.43%         7.95%(4)           8.11%            7.72%(5)
Composite Index (60% S&P 500
  Index/40% Lehman Brothers
  Aggregate Bond Index)            0.04%    2.88%      9.26%         9.98%(4)           0.87%            2.36%(5)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Balanced Fund against the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index). The Indices have no cash in their portfolios', impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 04/01/1994.

(5)  Since inception performance for the index is shown from 07/01/1998.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Fund are those generally attributable to stock and bond investing. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market, prepayment and credit risks and may experience greater volatility in market value than investment grade corporate bonds. International investing does pose special risks including currency fluctuations, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

                 See accompanying index descriptions on page 14.

ING GROWTH AND INCOME FUND                            Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGER: A team of investment professionals, each of whom specializes in a particular asset class, led by Donald Townswick, CFA, Portfolio Manager, Aeltus Investment Management, Inc., -- the Sub-Adviser.

GOAL: ING Growth and Income Fund (the "Fund") seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

MARKET OVERVIEW: The U.S. equity markets declined during the twelve months ended May 31, 2003. For the period, the S&P 500 Index and Russell 2000 Index were both down about 8%. Due to the market rally during October and November, the tech-heavy Nasdaq was only down 0.74% for the period.

For the months of June through September, the U.S. equity markets declined steadily with a slight breather in August when the market was essentially flat. During this period technology and telecom were the worst performing sectors of the market -- both down 35%. In addition, stocks with what we view as good fundamentals, such as positive earnings and low multiples, fared better than those with poor fundamentals.

A surge of investor confidence and speculation combined with short covering drove the market significantly higher for the months of October and November. During these two months, the S&P 500 Index was up 15.21%, the Russell 2000 index was up 12.41% and the Nasdaq was up 26.24%. The technology and telecom sectors that had lost so much during the previous four quarters both gained over 40% in October and November. Fundamentally poor stocks that had been beaten down throughout the bear market rallied strongly despite no improvement in their fundamentals.

The last six months of the period were just as volatile as the first. Uncertainty over the possibility of war with Iraq caused U.S. equities to decline until mid-March. As the uncertainty faded and it became clear that military action would begin in Iraq, U.S. equities rallied sharply. The market rallied from March 12 to March 21. As investors realized that the war would last more than a few days, equities began to pull back and continued to decline for the remainder of the month. April and May of 2003 were strong months. We believe that the markets rose on the belief that the economy would likely rebound in the second half of the year.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares returned -13.37% compared to the S&P 500 Index, which returned -8.06% over the same period. The Fund was not able to make up the losses due to the rally in October and November. In our view during this rally the market rewarded speculative stocks rather than quality stocks with strong fundamentals.

PORTFOLIO SPECIFICS: Poor stock selection caused Fund performance to trail the S&P 500 Index significantly. The Fund focuses on stocks we determine to have improving earnings expectation, good valuations, and reasonable good price momentum, none of which, in our view, were rewarded during the end of period rally.

Financial stocks performed well. The worst performing sectors were health care and technology where performance was hurt by positions in Baxter International, Merck, and Intel.

Asset allocation decisions had a neutral effect on performance. Since the Fund's risk controls prevent it from overemphasizing any particular sectors, the volatile performance of the technology sector did not hurt or help performance.

MARKET OUTLOOK: The market demonstrated trends in October and November that we firmly believe are not sustainable. We believe the market always rewards solid fundamentals in the medium- to long-term, and that we will generally be more successful in our stock selection than we were in October and November.

We believe that the bear market maybe over and expect to see a shift to a market driven more by fundamentals rather than concerns over war and anxiety over corporate scandals. The uncertainty over the war with Iraq is behind us. In addition, positive macro economic conditions, such as higher gross domestic product (GDP) growth, low inflation and low interest rates suggest that we may be in the early stages of a bull market. We believe that our quantitative stock selection process, coupled with our disciplined risk controls on size, style and beta, will help us to perform well in this environment.

Portfolio Managers' Report                            ING GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                                      5/31/93      5/31/94      5/31/95      5/31/96      5/31/97      5/31/98
                                     ----------   ----------   ----------   ----------   ----------   ----------
ING Growth and Income Fund Class I   $1,000,000   $1,033,600   $1,173,100   $1,522,400   $1,971,100   $2,526,600
S&P 500 Index                        $1,000,000   $1,042,600   $1,253,100   $1,609,400   $2,082,800   $2,721,900

                                      5/31/99      5/31/00      5/31/01      5/31/02     5/31/2003
                                     ----------   ----------   ----------   ----------   ----------
ING Growth and Income Fund Class I   $2,751,200   $2,988,700   $2,516,200   $2,112,800   $1,830,400
S&P 500 Index                        $3,294,200   $3,639,200   $3,255,100   $2,804,400   $2,578,300

                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2003
                          ---------------------------------------------------------------------------------
                                                        SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                           OF CLASS A        OF CLASS B       OF CLASS C
                          1 YEAR    5 YEAR   10 YEARS        04/15/94          03/01/99         06/30/98
                          ------    ------   --------        --------          --------         --------
Including Sales Charge:
  Class A(1)              -18.58%   -7.57%       --            5.48%                --               --
  Class B(2)              -18.55%      --        --              --              -9.45%              --
  Class C(3)              -15.07%      --        --              --                 --            -7.71%
  Class I                 -13.37%   -6.24%     6.23%             --                 --               --
Excluding Sales Charge:
  Class A                 -13.58%   -6.47%       --            6.17%                --               --
  Class B                 -14.26%      --        --              --              -9.11%              --
  Class C                 -14.22%      --        --              --                 --            -7.71%
  Class I                 -13.37%   -6.24%     6.23%             --                 --               --
S&P 500 Index              -8.06%   -1.08%     9.93%          10.73%(4)          -4.41%           -1.89%(5)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Fund against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 04/01/1994.

(5)  Since inception performance for the index is shown from 07/01/1998.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Fund are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Risks of foreign investing are generally intensified for investment in emerging markets. In exchange for higher growth potential, investing in stocks of mid-sized and smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The value of convertible securities may fall when interest rates rise.

                 See accompanying index descriptions on page 14.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a widely recognized, unmanaged index of technology stocks.

The INSTITUTE FOR SUPPLY MANAGEMENT INDEX is a composite index based on the seasonally adjusted diffusion indices for five indicators with varying weights:
New Orders -- 30%; Production -- 25%; Employment -- 20%; Supplier Deliveries -- 15%; and Inventories -- 10%, based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The RUSSELL 1000 GROWTH INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000 INDEX is an unmanaged index that measures the performance of securities of smaller U.S. companies.

The STANDARD AND POOR'S COMPOSITE STOCK PRICE 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

The S&P MIDCAP 400 INDEX is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

The S&P SMALLCAP 600 INDEX is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $820 million.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
ING Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Growth Fund, ING Small Company Fund, ING Technology Fund, ING Value Opportunity Fund, ING Balanced Fund and ING Growth & Income Fund, each a series of ING Series Fund, Inc., as of May 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended May 31, 2003, the seven months ended May 31, 2002 and the year ended October 31, 2001, and the financial highlights for each of the years or periods in the five-year period ended May 31, 2003. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Growth Fund, ING Small Company Fund, ING Technology Fund, ING Value Opportunity Fund, ING Balanced Fund and ING Growth & Income Fund as of May 31, 2003, and the results of their operations, changes in their net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

Boston, Massachusetts
July 11, 2003

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------

                                                                                    ING             ING              ING
                                                                                  GROWTH        SMALL COMPANY     TECHNOLOGY
                                                                                   FUND             FUND             FUND
                                                                               -------------    -------------    -------------
ASSETS:
Investments in securities at value*                                            $ 167,069,862    $ 250,380,911    $  54,260,188
Short-term investments at amortized cost                                           7,942,000       12,894,000          659,000
Cash                                                                                   3,676              893          477,045
Cash (collateral for futures)                                                        242,250               --               --
Receivables:
  Investment securities sold                                                       4,175,927          807,517               --
  Fund shares sold                                                                   280,936          314,948          531,282
  Dividends and interest                                                              93,969           67,268           12,393
  Futures variation margin                                                            59,925               --               --
Prepaid expenses                                                                      26,506           26,458           49,264
                                                                               -------------    -------------    -------------
  Total assets                                                                   179,895,051      264,491,995       55,989,172
                                                                               -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased                                        4,061,168          370,005               --
Payable for fund shares redeemed                                                      26,602          126,906           16,833
Payable to affiliates                                                                136,626          226,890           66,217
Payable for director fees                                                              1,425            4,611           73,933
Other accrued expenses and liabilities                                                85,936           96,345          191,686
                                                                               -------------    -------------    -------------
  Total liabilities                                                                4,311,757          824,757          348,669
                                                                               -------------    -------------    -------------
NET ASSETS                                                                     $ 175,583,294    $ 263,667,238    $  55,640,503
                                                                               =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                                $ 319,492,569    $ 304,075,657    $ 402,106,729
Accumulated net realized loss on investments, foreign currencies and futures    (159,704,023)     (75,764,461)    (344,315,628)
Net unrealized appreciation (depreciation) on investments, foreign
 currencies and futures                                                           15,794,748       35,356,042       (2,150,598)
                                                                               -------------    -------------    -------------
NET ASSETS                                                                     $ 175,583,294    $ 263,667,238    $  55,640,503
                                                                               =============    =============    =============
* Cost of investments in securities                                            $ 151,610,052    $ 215,024,869    $  56,403,945

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                        ING             ING             ING
                                                       GROWTH       SMALL COMPANY    TECHNOLOGY
                                                        FUND            FUND            FUND
                                                    -------------   -------------   -------------
CLASS A:
Net Assets                                          $  66,514,111   $  92,175,878   $  29,538,882
Shares authorized                                     100,000,000     100,000,000     100,000,000
Par Value                                           $       0.001   $       0.001   $       0.001
Shares outstanding                                      6,673,363       7,644,046       9,623,910
Net asset value and redemption price per share      $        9.97   $       12.06   $        3.07
Maximum offering price per share (5.75%)(1)         $       10.58   $       12.80   $        3.26
CLASS B:
Net Assets                                          $   3,965,436   $   2,048,132   $  14,310,710
Shares authorized                                     100,000,000     100,000,000     100,000,000
Par Value                                           $       0.001   $       0.001   $       0.001
Shares outstanding                                        398,609         168,228       4,775,223
Net asset value and redemption price per share(2)   $        9.95   $       12.17   $        3.00
Maximum offering price per share                    $        9.95   $       12.17   $        3.00
CLASS C:
Net Assets                                          $   1,661,849   $   2,269,656   $   4,640,749
Shares authorized                                     100,000,000     100,000,000     100,000,000
Par Value                                           $       0.001   $       0.001   $       0.001
Shares outstanding                                        168,660         187,396       1,560,257
Net asset value and redemption price per share(2)   $        9.85   $       12.11   $        2.97
Maximum offering price per share                    $        9.85   $       12.11   $        2.97
CLASS I:
Net Assets                                          $ 103,441,898   $ 167,173,572   $   5,215,219
Shares authorized                                     100,000,000     100,000,000     100,000,000
Par Value                                           $       0.001   $       0.001   $       0.001
Shares outstanding                                     10,090,298      13,385,016       1,686,013
Net asset value and redemption price per share      $       10.25   $       12.49   $        3.09
Maximum offering price per share                    $       10.25   $       12.49   $        3.09
CLASS O:
Net Assets                                                    n/a             n/a   $   1,934,943
Shares authorized                                             n/a             n/a     100,000,000
Par Value                                                     n/a             n/a   $       0.001
Shares outstanding                                            n/a             n/a         628,963
Net asset value and redemption price per share                n/a             n/a   $        3.08
Maximum offering price per share                              n/a             n/a   $        3.08

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------

                                                                        ING              ING              ING
                                                                  VALUE OPPORTUNITY    BALANCED     GROWTH AND INCOME
                                                                        FUND             FUND             FUND
                                                                    -------------    -------------    -------------
ASSETS:
Investments in securities at value*                                 $  35,462,212    $ 117,044,673    $ 239,836,436
Short-term investments at amortized cost                                  618,000        6,877,904        2,511,000
Cash                                                                           48               --              660
Cash (collateral for futures)                                                  --           57,400               --
Foreign currencies at value**                                                  --               --              112
Swap contracts at value                                                        --           13,909               --
Receivables:
  Investment securities sold                                                   --        1,043,199               --
  Fund shares sold                                                        762,654          137,217          256,325
  Dividends and interest                                                   44,817          490,447          316,873
  Futures variation margin                                                     --            1,531               --
  Other                                                                        --            1,688            2,247
Prepaid expenses                                                           20,611           25,686           24,708
Reimbursement due from manager                                              8,979               --               --
                                                                    -------------    -------------    -------------
  Total assets                                                         36,917,321      125,693,654      242,948,361
                                                                    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased                                    --        7,920,128               --
Payable for fund shares redeemed                                              681        1,437,259        1,100,514
Payable to affiliates                                                      31,371          106,375          173,584
Payable to custodian                                                           --           10,204               --
Payable for director fees                                                     590            2,110            3,107
Other accrued expenses and liabilities                                     46,571           72,351           78,249
                                                                    -------------    -------------    -------------
  Total liabilities                                                        79,213        9,548,427        1,355,454
                                                                    -------------    -------------    -------------
NET ASSETS                                                          $  36,838,108    $ 116,145,227    $ 241,592,907
                                                                    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                     $  43,085,888    $ 116,023,128    $ 388,251,469
Undistributed net investment income                                        67,559        1,139,120               --
Accumulated net realized loss on investments, foreign currencies,
 futures and swaps                                                     (9,497,275)     (12,100,000)    (176,353,983)
Net unrealized appreciation on investments, foreign currencies,
 futures and swaps                                                      3,181,936       11,082,979       29,695,421
                                                                    -------------    -------------    -------------
NET ASSETS                                                          $  36,838,108    $ 116,145,227    $ 241,592,907
                                                                    =============    =============    =============
* Cost of investments in securities                                 $  32,280,276    $ 105,935,290    $ 210,142,564
** Cost of foreign currencies                                       $          --    $          --    $         104

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                        ING             ING             ING
                                                  VALUE OPPORTUNITY   BALANCED    GROWTH AND INCOME
                                                        FUND            FUND            FUND
                                                    -------------   -------------   -------------
CLASS A:
Net Assets                                          $  30,435,808   $  59,826,133   $  52,181,623
Shares authorized                                     100,000,000     100,000,000     100,000,000
Par Value                                           $       0.001   $       0.010   $       0.001
Shares outstanding                                      3,508,306       5,517,139       6,427,958
Net asset value and redemption price per share      $        8.68   $       10.84   $        8.12
Maximum offering price per share (5.75%)(1)         $        9.21   $       11.50   $        8.62
CLASS B:
Net Assets                                          $   1,182,995   $   3,099,476   $   1,026,877
Shares authorized                                     100,000,000     100,000,000     100,000,000
Par Value                                           $       0.001   $       0.010   $       0.001
Shares outstanding                                        138,994         288,405         127,813
Net asset value and redemption price per share(2)   $        8.51   $       10.75   $        8.03
Maximum offering price per share                    $        8.51   $       10.75   $        8.03
CLASS C:
Net Assets                                          $     527,568   $   2,876,618   $     967,698
Shares authorized                                     100,000,000     100,000,000     100,000,000
Par Value                                           $       0.001   $       0.010   $       0.001
Shares outstanding                                         62,304         268,468         120,968
Net asset value and redemption price per share(2)   $        8.47   $       10.71   $        8.00
Maximum offering price per share                    $        8.47   $       10.71   $        8.00
CLASS I:
Net Assets                                          $   4,691,737   $  50,343,000   $ 187,416,709
Shares authorized                                     100,000,000     100,000,000     100,000,000
Par Value                                           $       0.001   $       0.010   $       0.001
Shares outstanding                                        536,336       4,638,143      22,994,771
Net asset value and redemption price per share      $        8.75   $       10.85   $        8.15
Maximum offering price per share                    $        8.75   $       10.85   $        8.15

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2003
--------------------------------------------------------------------------------

                                                                                             ING            ING            ING
                                                                                            GROWTH     SMALL COMPANY    TECHNOLOGY
                                                                                             FUND           FUND           FUND
                                                                                         ------------   ------------   ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                                         $  1,313,342   $  3,136,637   $     26,196
Interest                                                                                      110,822        121,804         16,139
Other                                                                                           1,075          3,555             65
                                                                                         ------------   ------------   ------------
  Total investment income                                                                   1,425,239      3,261,996         42,400
                                                                                         ------------   ------------   ------------
EXPENSES:
Investment management fees                                                                  1,157,035      2,120,877        160,156
Distribution and service fees:
  Class A                                                                                     159,702        218,790         25,829
  Class B                                                                                      29,383         19,346         20,061
  Class C                                                                                      15,169         23,023          7,693
  Class O                                                                                          --             --          3,001
Transfer agent fees                                                                           168,819        205,550        119,471
Administrative service fees                                                                   132,232        199,996         12,203
Shareholder reporting expense                                                                  35,215         74,716         12,611
Registration fees                                                                              53,573         62,506         62,044
Professional fees                                                                              34,619         45,852         26,699
Custody and accounting expense                                                                 41,104         92,597          8,544
Directors' fees                                                                                10,537         11,808          1,024
Miscellaneous expense                                                                          10,962         15,547          3,609
Merger expense                                                                                     --             --         17,941
                                                                                         ------------   ------------   ------------
  Total expenses                                                                            1,848,350      3,090,608        480,886
Less:
  Net waived and reimbursed fees                                                                   --             --        195,606
                                                                                         ------------   ------------   ------------
  Net expenses                                                                              1,848,350      3,090,608        285,280
                                                                                         ------------   ------------   ------------
Net investment income (loss)                                                                 (423,111)       171,388       (242,880)
                                                                                         ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
 CURRENCIES AND FUTURES:
Net realized gain (loss) on:
  Investments                                                                             (43,264,624)   (72,234,650)    (3,849,799)
  Foreign currency related transactions                                                            --             --         (5,208)
  Futures                                                                                     549,376       (867,309)            --
                                                                                         ------------   ------------   ------------
  Net realized loss                                                                       (42,715,248)   (73,101,959)    (3,855,007)
                                                                                         ------------   ------------   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                                              18,918,866     32,867,984      7,176,090
  Foreign currency related transactions                                                            --             --         (6,841)
  Futures                                                                                     334,938             --             --
                                                                                         ------------   ------------   ------------
  Net change in unrealized appreciation (depreciation)                                     19,253,804     32,867,984      7,169,249
                                                                                         ------------   ------------   ------------
Net realized and unrealized gain (loss) on investments, foreign currencies and futures    (23,461,444)   (40,233,975)     3,314,242
                                                                                         ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              $(23,884,555)  $(40,062,587)  $  3,071,362
                                                                                         ============   ============   ============
*Foreign taxes                                                                           $         --   $      3,450   $        120

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2003
--------------------------------------------------------------------------------

                                                                             ING             ING             ING
                                                                      VALUE OPPORTUNITY    BALANCED    GROWTH & INCOME
                                                                             FUND            FUND            FUND
                                                                         ------------    ------------    ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes*                                         $    449,076    $    991,317    $  3,950,204
Interest                                                                       18,798       1,738,146          78,041
Other                                                                             195           1,458           4,591
                                                                         ------------    ------------    ------------
  Total investment income                                                     468,069       2,730,921       4,032,836
                                                                         ------------    ------------    ------------
EXPENSES:
Investment management fees                                                    209,577         873,838       1,705,896
Distribution and services fees:
  Class A                                                                      61,665         127,037         124,478
  Class B                                                                       7,680          21,831           7,173
  Class C                                                                       4,083          21,276           9,298
Transfer agent fees                                                            54,596         105,757         142,335
Administrative service fees                                                    23,952          87,384         195,390
Shareholder reporting expense                                                  10,914          23,596          37,979
Registration fees                                                              62,532          45,930          45,473
Professional fees                                                              27,668          43,530          40,458
Custody and accounting expense                                                 21,996          93,690          83,408
Directors' fees                                                                 1,427           5,171          12,327
Miscellaneous expense                                                           5,760           7,621          15,196
                                                                         ------------    ------------    ------------
  Total expenses                                                              491,850       1,456,661       2,419,411
Less:
  Net waived and reimbursed fees                                               91,340              --              --
                                                                         ------------    ------------    ------------
  Net expenses                                                                400,510       1,456,661       2,419,411
                                                                         ------------    ------------    ------------
Net investment income                                                          67,559       1,274,260       1,613,425
                                                                         ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
 CURRENCIES, FUTURES AND SWAPS:
Net realized gain (loss) on:
  Investments                                                              (7,210,937)     (6,492,091)    (55,726,565)
  Foreign currency related transactions                                            --         307,321         110,094
  Futures and swaps                                                           (59,749)       (532,750)             --
                                                                         ------------    ------------    ------------
  Net realized loss                                                        (7,270,686)     (6,717,520)    (55,616,471)
                                                                         ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                               2,627,542       4,557,568       9,376,923
  Foreign currency related transactions                                            --          (1,793)        (29,362)
  Futures and swaps                                                                --         (82,492)             --
                                                                         ------------    ------------    ------------
  Net change in unrealized appreciation                                     2,627,542       4,473,283       9,347,561
                                                                         ------------    ------------    ------------
  Net realized and unrealized loss on investments, foreign currencies,
   futures and swaps                                                       (4,643,144)     (2,244,237)    (46,268,910)
                                                                         ------------    ------------    ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ (4,575,585)   $   (969,977)   $(44,655,485)
                                                                         ============    ============    ============
*Foreign taxes                                                           $         --    $         28    $        483

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  ING GROWTH FUND
                                                                                  -----------------------------------------------
                                                                                      YEAR         SEVEN MONTHS         YEAR
                                                                                      ENDED            ENDED           ENDED
                                                                                     MAY 31,          MAY 31,        OCTOBER 31,
                                                                                      2003             2002             2001
                                                                                  -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                                                               $    (423,111)   $    (749,893)   $  (1,118,784)
Net realized loss on investments, foreign currencies and futures                    (42,715,248)     (10,187,017)    (101,748,293)
Net change in unrealized appreciation (depreciation) of investments,
 foreign currencies and futures                                                      19,253,804        2,822,408      (55,830,159)
                                                                                  -------------    -------------    -------------
Net decrease in net assets resulting from operations                                (23,884,555)      (8,114,502)    (158,697,236)
                                                                                  -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain:
  Class A                                                                                    --               --      (13,025,886)
  Class B                                                                                    --               --         (634,696)
  Class C                                                                                    --               --         (456,093)
  Class I                                                                                    --               --      (29,070,049)
                                                                                  -------------    -------------    -------------
Total distributions                                                                          --               --      (43,186,724)
                                                                                  -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                     36,929,901       38,244,027       84,961,639
Dividends reinvested                                                                         --               --       43,095,522
                                                                                  -------------    -------------    -------------
                                                                                     36,929,901       38,244,027      128,057,161
Cost of shares redeemed                                                             (48,705,946)     (51,007,715)     (80,241,857)
                                                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting from capital share transactions     (11,776,045)     (12,763,688)      47,815,304
                                                                                  -------------    -------------    -------------
Net decrease in net assets                                                          (35,660,600)     (20,878,190)    (154,068,656)
                                                                                  -------------    -------------    -------------
NET ASSETS:
Beginning of period                                                                 211,243,894      232,122,084      386,190,740
                                                                                  -------------    -------------    -------------
End of period                                                                     $ 175,583,294    $ 211,243,894    $ 232,122,084
                                                                                  =============    =============    =============
Undistributed net investment income at end of period                              $          --    $          --    $          --
                                                                                  =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                                              ING SMALL COMPANY FUND
                                                                                  -----------------------------------------------
                                                                                      YEAR         SEVEN MONTHS         YEAR
                                                                                      ENDED            ENDED            ENDED
                                                                                     MAY 31,          MAY 31,        OCTOBER 31,
                                                                                      2003             2002             2001
                                                                                  -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                                                      $     171,388    $    (360,474)   $   1,065,379
Net realized gain (loss) on investments, foreign currencies and futures             (73,101,959)      12,554,399      (15,190,315)
Net change in unrealized appreciation (depreciation) of investments,
 foreign currencies and futures                                                      32,867,984        7,306,620      (10,035,253)
                                                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting from operations                     (40,062,587)      19,500,545      (24,160,189)
                                                                                  -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                                    --          (75,720)        (197,419)
  Class I                                                                                    --         (568,243)        (957,154)
Net realized gain:
  Class A                                                                                    --               --       (2,930,760)
  Class B                                                                                    --               --          (63,041)
  Class C                                                                                    --               --         (314,651)
  Class I                                                                                    --               --       (9,237,915)
                                                                                  -------------    -------------    -------------
Total distributions                                                                          --         (643,963)     (13,700,940)
                                                                                  -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                     85,575,660      122,226,862      113,148,659
Dividends reinvested                                                                         --          640,461       13,490,297
                                                                                  -------------    -------------    -------------
                                                                                     85,575,660      122,867,323      126,638,956
Cost of shares redeemed                                                            (103,455,245)     (77,969,998)     (88,891,685)
                                                                                  -------------    -------------    -------------
Net increase (decrease) in net assets resulting from capital share transactions     (17,879,585)      44,897,325       37,747,271
                                                                                  -------------    -------------    -------------
Net increase (decrease) in net assets                                               (57,942,172)      63,753,907         (113,858)
                                                                                  -------------    -------------    -------------
NET ASSETS:
Beginning of period                                                                 321,609,410      257,855,503      257,969,361
                                                                                  -------------    -------------    -------------
End of period                                                                     $ 263,667,238    $ 321,609,410    $ 257,855,503
                                                                                  =============    =============    =============
Undistributed net investment income at end of period                              $          --    $          --    $     644,885
                                                                                  =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   ING TECHNOLOGY FUND
                                                                       --------------------------------------------
                                                                           YEAR        SEVEN MONTHS        YEAR
                                                                           ENDED           ENDED           ENDED
                                                                          MAY 31,         MAY 31,       OCTOBER 31,
                                                                           2003            2002            2001
                                                                       ------------    ------------    ------------
FROM OPERATIONS:
Net investment loss                                                    $   (242,880)   $   (149,320)   $   (177,076)
Net realized loss on investments and foreign currencies                  (3,855,007)     (1,876,115)     (8,180,912)
Net change in unrealized appreciation (depreciation) of investments
 and foreign currencies                                                   7,169,249       1,172,415        (893,063)
                                                                       ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations           3,071,362        (853,020)     (9,251,051)
                                                                       ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         11,554,001       8,888,499      10,763,633
Net assets received in connection with reorganization (Note 11)          34,021,849              --              --
                                                                       ------------    ------------    ------------
                                                                         45,575,850       8,888,499      10,763,633
Cost of shares redeemed                                                  (6,570,163)     (4,750,591)     (6,008,189)
                                                                       ------------    ------------    ------------
Net increase in net assets resulting from capital share transactions     39,005,687       4,137,908       4,755,444
                                                                       ------------    ------------    ------------
Net increase (decrease) in net assets                                    42,077,049       3,284,888      (4,495,607)
                                                                       ------------    ------------    ------------
NET ASSETS:
Beginning of period                                                      13,563,454      10,278,566      14,774,173
                                                                       ------------    ------------    ------------
End of period                                                          $ 55,640,503    $ 13,563,454    $ 10,278,566
                                                                       ============    ============    ============
Undistributed net investment income at end of period                   $         --    $         --    $         --
                                                                       ============    ============    ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                ING VALUE OPPORTUNITY FUND
                                                                       --------------------------------------------
                                                                           YEAR        SEVEN MONTHS        YEAR
                                                                          ENDED            ENDED           ENDED
                                                                         MAY 31,          MAY 31,       OCTOBER 31,
                                                                           2003            2002            2001
                                                                       ------------    ------------    ------------
FROM OPERATIONS:
Net investment income (loss)                                           $     67,559    $    (37,568)   $    (13,739)
Net realized loss on investments and futures                             (7,270,686)     (1,681,795)       (532,257)
Net change in unrealized appreciation (depreciation) of investments       2,627,542       1,083,441      (1,888,862)
                                                                       ------------    ------------    ------------
Net decrease in net assets resulting from operations                     (4,575,585)       (635,922)     (2,434,858)
                                                                       ------------    ------------    ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class I                                                                        --              --          (4,400)
Net realized gain:
  Class A                                                                        --              --      (1,061,809)
  Class B                                                                        --              --         (21,390)
  Class C                                                                        --              --         (62,838)
  Class I                                                                        --              --        (453,498)
                                                                       ------------    ------------    ------------
Total distributions                                                              --              --      (1,603,935)
                                                                       ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         16,808,498      20,445,114       9,843,120
Dividends reinvested                                                             --              --       1,143,513
                                                                       ------------    ------------    ------------
                                                                         16,808,498      20,445,114      10,986,633
Cost of shares redeemed                                                  (5,753,836)     (2,801,332)     (4,834,672)
                                                                       ------------    ------------    ------------
Net increase in net assets resulting from capital share transactions     11,054,662      17,643,782       6,151,961
                                                                       ------------    ------------    ------------
Net increase in net assets                                                6,479,077      17,007,860       2,113,168
                                                                       ------------    ------------    ------------
NET ASSETS:
Beginning of period                                                      30,359,031      13,351,171      11,238,003
                                                                       ------------    ------------    ------------
End of period                                                          $ 36,838,108    $ 30,359,031    $ 13,351,171
                                                                       ============    ============    ============
Undistributed net investment income at end of period                   $     67,559    $         --    $         --
                                                                       ============    ============    ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         ING BALANCED FUND
                                                                          -----------------------------------------------
                                                                              YEAR         SEVEN MONTHS         YEAR
                                                                              ENDED            ENDED            ENDED
                                                                             MAY 31,          MAY 31,        OCTOBER 31,
                                                                              2003             2002             2001
                                                                          -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                                                     $   1,274,260    $     887,749    $   2,341,541
Net realized loss on investments, foreign currencies, futures and swaps      (6,717,520)         (30,447)      (3,711,862)
Net change in unrealized appreciation (depreciation) of investments,
 foreign currencies, futures and swaps                                        4,473,283        1,159,181      (14,625,074)
                                                                          -------------    -------------    -------------
Net increase (decrease) in net assets resulting from operations                (969,977)       2,016,483      (15,995,395)
                                                                          -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                      (437,464)        (500,010)        (640,003)
  Class B                                                                       (10,157)         (12,662)         (11,717)
  Class C                                                                       (12,042)         (18,908)         (17,123)
  Class I                                                                      (676,789)      (1,072,890)      (1,827,477)
Net realized gain:
  Class A                                                                            --               --       (3,109,883)
  Class B                                                                            --               --         (100,715)
  Class C                                                                            --               --         (191,828)
  Class I                                                                            --               --       (7,782,151)
                                                                          -------------    -------------    -------------
Total distributions                                                          (1,136,452)      (1,604,470)     (13,680,897)
                                                                          -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             42,777,476       22,721,620       22,887,198
Dividends reinvested                                                          1,123,005        1,587,620       13,543,706
                                                                          -------------    -------------    -------------
                                                                             43,900,481       24,309,240       36,430,904
Cost of shares redeemed                                                     (40,562,352)     (18,568,102)     (31,022,498)
                                                                          -------------    -------------    -------------
Net increase in net assets resulting from capital share transactions          3,338,129        5,741,138        5,408,406
                                                                          -------------    -------------    -------------
Net increase (decrease) in net assets                                         1,231,700        6,153,151      (24,267,886)
                                                                          -------------    -------------    -------------
NET ASSETS:
Beginning of period                                                         114,913,527      108,760,376      133,028,262
                                                                          -------------    -------------    -------------
End of period                                                             $ 116,145,227    $ 114,913,527    $ 108,760,376
                                                                          =============    =============    =============
Undistributed net investment income at end of period                      $   1,139,120    $     578,444    $   1,267,525
                                                                          =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 ING GROWTH AND INCOME FUND
                                                                       -----------------------------------------------
                                                                           YEAR          SEVEN MONTHS         YEAR
                                                                           ENDED             ENDED           ENDED
                                                                          MAY 31,           MAY 31,       OCTOBER 31,
                                                                           2003              2002             2001
                                                                       -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                                                  $   1,613,425    $     601,626    $   1,487,808
Net realized loss on investments and foreign currencies                  (55,616,471)     (12,045,458)    (100,125,143)
Net change in unrealized appreciation (depreciation) of investments
 and foreign currencies                                                    9,347,561       12,380,789      (59,805,328)
                                                                       -------------    -------------    -------------
Net increase (decrease) in net assets resulting from operations          (44,655,485)         936,957     (158,442,663)
                                                                       -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                   (293,150)         (92,441)         (38,499)
  Class B                                                                       (233)              --               --
  Class C                                                                       (534)              --               --
  Class I                                                                 (1,719,631)      (1,306,534)      (1,289,729)
Net realized gain:
  Class A                                                                         --               --       (4,641,335)
  Class B                                                                         --               --          (42,108)
  Class C                                                                         --               --          (99,477)
  Class I                                                                         --               --      (24,257,452)
                                                                       -------------    -------------    -------------
Total distributions                                                       (2,013,548)      (1,398,975)     (30,368,600)
                                                                       -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          31,974,408       26,346,081       41,756,877
Dividends reinvested                                                       2,009,235        1,396,945       30,293,843
                                                                       -------------    -------------    -------------
                                                                          33,983,643       27,743,026       72,050,720
Cost of shares redeemed                                                  (67,802,436)     (66,898,033)     (96,901,396)
                                                                       -------------    -------------    -------------
Net decrease in net assets resulting from capital share transactions     (33,818,793)     (39,155,007)     (24,850,676)
                                                                       -------------    -------------    -------------
Net decrease in net assets                                               (80,487,826)     (39,617,025)    (213,661,939)
                                                                       -------------    -------------    -------------
NET ASSETS:
Beginning of period                                                      322,080,733      361,697,758      575,359,697
                                                                       -------------    -------------    -------------
End of period                                                          $ 241,592,907    $ 322,080,733    $ 361,697,758
                                                                       =============    =============    =============
Undistributed net investment income at end of period                   $          --    $     257,254    $   1,086,394
                                                                       =============    =============    =============

                 See Accompanying Notes to Financial Statements

ING GROWTH FUND                                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A
                                               -----------------------------------------------------------------
                                                YEAR     SEVEN MONTHS
                                                ENDED        ENDED
                                               MAY 31,      MAY 31,             YEAR ENDED OCTOBER 31,
                                                2003        2002(4)     2001       2000       1999        1998
                                               -------      -------    -------    -------    -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     11.21        11.66      22.50      22.15      16.37       16.76
 Income from investment operations:
 Net investment loss                       $     (0.04)       (0.05)     (0.07)     (0.03)     (0.06)*     (0.04)*
 Net realized and unrealized gain (loss)
 on investments                            $     (1.20)       (0.40)     (8.21)      3.42       6.04        2.05
 Total from investment operations          $     (1.24)       (0.45)     (8.28)      3.39       5.98        2.01
 Less distributions from:
 Net realized gains on investments         $        --           --       2.56       3.04       0.20        2.40
 Total distributions                       $        --           --       2.56       3.04       0.20        2.40
 Net asset value, end of period            $      9.97        11.21      11.66      22.50      22.15       16.37
 TOTAL RETURN(2):                          %    (11.06)       (3.86)    (40.71)     16.34      36.78       14.34
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $    66,514       82,011     85,409    122,415     57,329      12,877
 Ratios to average net assets:
 Expenses(3)                               %      1.24         1.21       1.16       1.12       1.19        1.32
 Net investment loss(3)                    %     (0.38)       (0.67)     (0.53)     (0.34)     (0.29)      (0.25)
 Portfolio turnover rate                   %       197          143        199        183        142         170

                                                                         CLASS B
                                               ----------------------------------------------------------
                                                YEAR     SEVEN MONTHS                          MARCH 1,
                                                ENDED        ENDED                            1999(1) TO
                                               MAY 31,      MAY 31,   YEAR ENDED OCTOBER 31,  OCTOBER 31,
                                                2003        2002(4)      2001       2000        1999
                                               -------      -------     -------    -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     11.28        11.79       22.71      22.40       19.84
 Income from investment operations:
 Net investment loss                       $     (0.08)       (0.10)      (0.20)     (0.03)      (0.15)*
 Net realized and unrealized gain (loss)
 on investments                            $     (1.25)       (0.41)      (8.29)      3.30        2.71
 Total from investment operations          $     (1.33)       (0.51)      (8.49)      3.27        2.56
 Less distributions from:
 Net realized gains on investments         $        --           --        2.43       2.96          --
 Total distributions                       $        --           --        2.43       2.96          --
 Net asset value, end of period            $      9.95        11.28       11.79      22.71       22.40
 TOTAL RETURN(2):                          %    (11.79)       (4.32)     (41.11)     15.46       12.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $     3,965        2,988       3,213      5,710       1,920
 Ratios to average net assets:
 Expenses(3)                               %      1.99         1.96        1.91       1.87        1.94
 Net investment loss(3)                    %     (1.13)       (1.42)      (1.28)     (1.09)      (1.04)
 Portfolio turnover rate                   %       197          143         199        183         142

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING GROWTH FUND (CONTINUED)                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              CLASS C
                                                ------------------------------------------------------------------
                                                 YEAR     SEVEN MONTHS                                   JUNE 30,
                                                 ENDED        ENDED                                     1998(1) TO
                                                MAY 31,      MAY 31,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                 2003        2002(4)      2001      2000      1999        1998
                                                ------       ------      ------    ------    ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     11.18        11.68       22.55     22.25     16.56       17.86
 Income from investment operations:
 Net investment loss                       $     (0.10)       (0.11)      (0.20)    (0.03)    (0.22)*     (0.05)*
 Net realized and unrealized gain (loss)
 on investments                            $     (1.23)       (0.39)      (8.23)     3.27      6.11       (1.25)
 Total from investment operations          $     (1.33)       (0.50)      (8.43)     3.24      5.89       (1.30)
 Less distributions from:
 Net realized gains on investments         $        --           --        2.44      2.94      0.20          --
 Total distributions                       $        --           --        2.44      2.94      0.20          --
 Net asset value, end of period            $      9.85        11.18       11.68     22.55     22.25       16.56
 TOTAL RETURN(2):                          %    (11.90)       (4.28)     (41.14)    15.47     35.80       (7.28)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $     1,662        1,893       2,268     3,857     1,446         356
 Ratios to average net assets:
 Expenses(3)                               %      1.99         1.96        1.91      1.87      1.94        1.99
 Net investment loss(3)                    %     (1.13)       (1.42)      (1.28)    (1.09)    (1.04)      (0.92)
 Portfolio turnover rate                   %       197          143         199       183       142         170

                                                                              CLASS I
                                               -------------------------------------------------------------------
                                                YEAR    SEVEN MONTHS
                                                ENDED       ENDED
                                               MAY 31,     MAY 31,               YEAR ENDED OCTOBER 31,
                                                2003       2002(4)      2001        2000        1999        1998
                                               -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     11.51       11.95       22.98       22.54       16.62       17.02
 Income from investment operations:
 Net investment income (loss)              $     (0.01)      (0.03)      (0.04)      (0.04)      (0.01)*      0.01*
 Net realized and unrealized gain (loss)
 on investments                            $     (1.25)      (0.41)      (8.39)       3.56        6.13        2.09
 Total from investment operations          $     (1.26)      (0.44)      (8.43)       3.52        6.12        2.10
 Less distributions from:
 Net realized gains on investments         $        --          --        2.60        3.08        0.20        2.50
 Total distributions                       $        --          --        2.60        3.08        0.20        2.50
 Net asset value, end of period            $     10.25       11.51       11.95       22.98       22.54       16.62
 TOTAL RETURN(2):                          %    (10.95)      (3.68)     (40.54)      16.65       37.09       14.78
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $   103,442     124,351     141,232     254,209     206,238     128,667
 Ratios to average net assets:
 Expenses(3)                               %      0.99        0.96        0.91        0.87        0.94        1.00
 Net investment income (loss)(3)           %     (0.13)      (0.42)      (0.28)      (0.09)      (0.04)       0.07
 Portfolio turnover rate                   %       197         143         199         183         142         170

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING SMALL COMPANY FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           CLASS A
                                               -----------------------------------------------------------------
                                                YEAR     SEVEN MONTHS
                                                ENDED        ENDED
                                               MAY 31,      MAY 31,              YEAR ENDED OCTOBER 31,
                                                2003        2002(4)      2001       2000       1999       1998
                                               -------      -------     -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     13.70        12.74       14.80      12.11      10.15      15.20
 Income from investment operations:
 Net investment income (loss)              $     (0.01)       (0.03)       0.03       0.02       0.02*      0.01*
 Net realized and unrealized gain (loss)
 on investments                            $     (1.63)        1.00       (1.30)      3.62       2.02      (0.84)
 Total from investment operations          $     (1.64)        0.97       (1.27)      3.64       2.04      (0.83)
 Less distributions from:
 Net investment income                     $        --         0.01        0.05       0.01       0.02         --
 Net realized gains on investments         $        --           --        0.74       0.94       0.06       4.22
 Total distributions                       $        --         0.01        0.79       0.95       0.08       4.22
 Net asset value, end of period            $     12.06        13.70       12.74      14.80      12.11      10.15
 TOTAL RETURN(2):                          %    (11.97)        7.64       (8.66)     31.55      20.16      (7.77)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    92,176      101,892      69,074     61,682     16,269      9,089
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %      1.38         1.32        1.34       1.35       1.48       1.63
 Gross expenses prior to expense
 reimbursement(3)                          %      1.38         1.32        1.34       1.35       1.50       1.74
 Net investment income (loss) after
 expense reimbursement(3)(5)               %     (0.08)       (0.37)       0.25       0.21       0.18       0.15
 Portfolio turnover rate                   %       322          200         257        333        232        212

                                                                        CLASS B
                                               ---------------------------------------------------------
                                                YEAR     SEVEN MONTHS                          MARCH 1,
                                                ENDED        ENDED                            1999(1) TO
                                               MAY 31,       MAY 31,  YEAR ENDED OCTOBER 31,  OCTOBER 31,
                                                2003        2002(4)      2001       2000         1999
                                               -------      -------     -------    -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     13.93        13.00       15.12      12.37        10.69
 Income from investment operations:
 Net investment income (loss)              $     (0.10)       (0.06)      (0.07)      0.01        (0.05)*
 Net realized and unrealized gain (loss)
 on investments                            $     (1.66)        0.99       (1.33)      3.61         1.73
 Total from investment operations          $     (1.76)        0.93       (1.40)      3.62         1.68
 Less distributions from:
 Net realized gains on investments         $        --           --        0.72       0.87           --
 Total distributions                       $        --           --        0.72       0.87           --
 Net asset value, end of period            $     12.17        13.93       13.00      15.12        12.37
 TOTAL RETURN(2):                          %    (12.63)        7.15       (9.37)     30.51        15.72
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $     2,048        1,890       1,173      1,246          129
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %      2.13         2.07        2.09       2.10         2.23
 Gross expenses prior to expense
 reimbursement(3)                          %      2.13         2.07        2.09       2.10         2.25
 Net investment loss after
 expense reimbursement(3)(5)               %     (0.83)       (1.11)      (0.50)     (0.54)       (0.57)
 Portfolio turnover rate                   %       322          200         257        333          232

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING SMALL COMPANY FUND (CONTINUED)                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             CLASS C
                                         -------------------------------------------------------------------------------
                                                  YEAR     SEVEN MONTHS                                       JUNE 30,
                                                 ENDED         ENDED                                         1998(1) TO
                                                MAY 31,       MAY 31,          YEAR ENDED OCTOBER 31,        OCTOBER 31,
                                                  2003        2002(4)       2001       2000        1999         1998
                                              ----------- -------------- ---------- ---------- ------------ ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $    13.88         12.95         15.04         12.32         10.39          12.11
 Income from investment operations:
 Net investment income (loss)               $    (0.10)        (0.12)        (0.08)         0.02         (0.07)*        (0.02)*
 Net realized and unrealized gain (loss)
 on investments                             $    (1.67)         1.05         (1.32)         3.59          2.07          (1.70)
 Total from investment operations           $    (1.77)         0.93         (1.40)         3.61          2.00          (1.72)
 Less distributions from:
 Net investment income                      $       --            --            --            --          0.01             --
 Net realized gains on investments          $       --            --          0.69          0.89          0.06             --
 Total distributions                        $       --            --          0.69          0.89          0.07             --
 Net asset value, end of period             $    12.11         13.88         12.95         15.04         12.32          10.39
 TOTAL RETURN(2):                           %   (12.75)         7.18         (9.39)        30.54         19.33         (14.21)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $    2,270         3,369         4,040         6,736         1,893          1,118
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %     2.13          2.07          2.09          2.10          2.23           2.30
 Gross expenses prior to expense
 reimbursement(3)                           %     2.13          2.07          2.09          2.10          2.25           2.41
 Net investment loss after expense
 reimbursement(3)(5)                        %    (0.83)        (1.09)        (0.50)        (0.54)        (0.57)         (0.52)
 Portfolio turnover rate                    %      322           200           257           333           232            212

                                                                                CLASS I
                                                  --------------------------------------------------------------------
                                                    YEAR    SEVEN MONTHS
                                                   ENDED        ENDED
                                                  MAY 31,      MAY 31,                YEAR ENDED OCTOBER 31,
                                                   2003        2002(4)      2001        2000        1999        1998
                                                  -------      -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $    14.15        13.17       15.26       12.46       10.43       15.55
 Income from investment operations:
 Net investment income (loss)                  $     0.02        (0.01)       0.07        0.06        0.05*       0.09*
 Net realized and unrealized gain (loss) on
 investments                                   $    (1.68)        1.03       (1.34)       3.72        2.08       (0.90)
 Total from investment operations              $    (1.66)        1.02       (1.27)       3.78        2.13       (0.81)
 Less distributions from:
 Net investment income                         $       --         0.04        0.08        0.04        0.04          --
 Net realized gains on investments             $       --           --        0.74        0.94        0.06        4.31
 Total distributions                           $       --         0.04        0.82        0.98        0.10        4.31
 Net asset value, end of period                $    12.49        14.15       13.17       15.26       12.46       10.43
 TOTAL RETURN(2):                              %   (11.73)        7.74       (8.41)      31.79       20.54       (7.47)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $  167,174      214,459     183,569     188,306      51,423      29,543
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                           %     1.13         1.07        1.09        1.10        1.23        1.32
 Gross expenses prior to expense
 reimbursement(3)                              %     1.13         1.07        1.09        1.10        1.25        1.43
 Net investment income (loss) after expense
 reimbursement(3)(5)                           %     0.17        (0.11)       0.50        0.46        0.43        0.46
 Portfolio turnover rate                       %      322          200         257         333         232         212

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING TECHNOLOGY FUND                                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS A
                                                                 --------------------------------------------------
                                                                  YEAR      SEVEN MONTHS      YEAR        MARCH 1,
                                                                  ENDED         ENDED        ENDED       2000(1) TO
                                                                 MAY 31,       MAY 31,      OCT. 31,      OCT. 31,
                                                                  2003         2002(4)        2001          2000
                                                                 ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $        3.82          3.88          8.56         10.00
 Income from investment operations:
 Net investment loss                                      $       (0.02)        (0.04)        (0.05)        (0.06)
 Net realized and unrealized loss on investments          $       (0.73)        (0.02)        (4.63)        (1.38)
 Total from investment operations                         $       (0.75)        (0.06)        (4.68)        (1.44)
 Net asset value, end of period                           $        3.07          3.82          3.88          8.56
 TOTAL RETURN(2):                                         %      (19.63)        (1.55)       (54.67)       (14.40)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $      29,539        10,341         7,425         7,569
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)           %        1.75          1.75          1.75          1.75
 Gross expenses prior to expense reimbursement(3)         %        3.03          2.60          2.61          2.73
 Net investment loss after expense reimbursement(3)(5)    %       (1.48)        (1.68)        (1.36)        (1.34)
 Portfolio turnover rate                                  %          28            59           175           124

                                                                                       CLASS B
                                                                 --------------------------------------------------
                                                                  YEAR      SEVEN MONTHS      YEAR        MARCH 1,
                                                                  ENDED         ENDED         ENDED      2000(1) TO
                                                                 MAY 31,       MAY 31,       OCT. 31,      OCT. 31,
                                                                  2003         2002(4)        2001          2000
                                                                 ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                     $        3.75          3.84          8.52         10.00
 Income from investment operations:
 Net investment loss                                      $       (0.01)        (0.06)        (0.11)        (0.08)
 Net realized and unrealized loss on investments          $       (0.74)        (0.03)        (4.57)        (1.40)
 Total from investment operations                         $       (0.75)        (0.09)        (4.68)        (1.48)
 Net asset value, end of period                           $        3.00          3.75          3.84          8.52
 TOTAL RETURN(2):                                         %      (20.00)        (2.34)       (54.93)       (14.80)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                        $      14,311         1,194         1,224         2,329
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)           %        2.50          2.50          2.50          2.50
 Gross expenses prior to expense reimbursement(3)         %        3.78          3.35          3.36          3.48
 Net investment loss after expense reimbursement(3)(5)    %       (2.19)        (2.42)        (2.11)        (2.09)
 Portfolio turnover rate                                  %          28            59           175           124

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING TECHNOLOGY FUND (CONTINUED)                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS C
                                                              --------------------------------------------------
                                                               YEAR      SEVEN MONTHS      YEAR        MARCH 1,
                                                               ENDED         ENDED         ENDED      2000(1) TO
                                                              MAY 31,       MAY 31,       OCT. 31,     OCT. 31,
                                                               2003         2002(4)        2001          2000
                                                              ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $      3.76          3.84          8.52         10.00
 Income from investment operations:
 Net investment loss                                     $     (0.01)        (0.07)        (0.17)        (0.07)
 Net realized and unrealized loss on investments         $     (0.78)        (0.01)        (4.51)        (1.41)
 Total from investment operations                        $     (0.79)        (0.08)        (4.68)        (1.48)
 Net asset value, end of period                          $      2.97          3.76          3.84          8.52
 TOTAL RETURN(2):                                        %    (21.01)        (2.08)       (54.93)       (14.80)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $     4,641           642           760         3,307
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)          %      2.50          2.50          2.50          2.50
 Gross expenses prior to expense reimbursement(3)        %      3.78          3.35          3.36          3.48
 Net investment loss after expense reimbursement(3)(5)   %     (2.22)        (2.42)        (2.11)        (2.09)
 Portfolio turnover rate                                 %        28            59           175           124

                                                                                  CLASS I
                                                              --------------------------------------------------
                                                               YEAR      SEVEN MONTHS      YEAR         MARCH 1,
                                                               ENDED         ENDED        ENDED       2000(1) TO
                                                              MAY 31,       MAY 31,     OCTOBER 31,   OCTOBER 31,
                                                               2003         2002(4)        2001          2000
                                                              ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $      3.84          3.90          8.58         10.00
 Income from investment operations:
 Net investment loss                                     $     (0.01)        (0.04)        (0.06)        (0.14)
 Net realized and unrealized loss on investments         $     (0.74)        (0.02)        (4.62)        (1.28)
 Total from investment operations                        $     (0.75)        (0.06)        (4.68)        (1.42)
 Net asset value, end of period                          $      3.09          3.84          3.90          8.58
 TOTAL RETURN(2):                                        %    (19.53)        (1.54)       (54.55)       (14.20)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $     5,215           775           839         1,569
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)          %      1.50          1.50          1.50          1.50
 Gross expenses prior to expense reimbursement(3)        %      2.78          2.35          2.36          2.48
 Net investment loss after expense reimbursement(3)(5)   %     (1.22)        (1.42)        (1.11)        (1.09)
 Portfolio turnover rate                                 %        28            59           175           124

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

                                       FINANCIAL HIGHLIGHTS  ING TECHNOLOGY FUND
(CONTINUED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             CLASS O
                                                               ------------------------------------
                                                                YEAR      SEVEN MONTHS    AUGUST 6,
                                                                ENDED         ENDED      2001(1) TO
                                                               MAY 31,       MAY 31,     OCTOBER 31,
                                                                2003         2002(4)        2001
                                                               ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $       3.83          3.90          4.93
 Income from investment operations:
 Net investment loss                                     $      (0.03)        (0.02)        (0.02)
 Net realized and unrealized loss on investments         $      (0.72)        (0.05)        (1.01)
 Total from investment operations                        $      (0.75)        (0.07)        (1.03)
 Net asset value, end of period                          $       3.08          3.83          3.90
 TOTAL RETURN(2):                                        %     (19.58)        (1.80)       (20.89)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $      1,935           610            30
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)          %       1.75          1.75          1.75
 Gross expenses prior to expense reimbursement(3)        %       3.04          2.60          2.61
 Net investment loss after expense reimbursement(3)(5)   %      (1.48)        (1.73)        (1.36)
 Portfolio turnover rate                                 %         28            59           175

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING VALUE OPPORTUNITY FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                    ----------------------------------------------------------------
                                                      YEAR    SEVEN MONTHS                                FEBRUARY 2,
                                                     ENDED         ENDED                                  1998(6) TO
                                                    MAY 31,       MAY 31,      YEAR ENDED OCTOBER 31,     OCTOBER 31,
                                                      2003        2002(4)     2001      2000      1999       1998
                                                     ------       ------     ------    ------    ------     ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $      10.32        10.23      14.50     13.20      9.97      10.00
 Income from investment operations:
 Net investment income (loss)                  $       0.02        (0.01)     (0.01)    (0.02)       --*      0.01*
 Net realized and unrealized gain (loss)
 on investments                                $      (1.66)        0.10      (2.22)     2.18      3.25      (0.04)
 Total from investment operations              $      (1.64)        0.09      (2.23)     2.16      3.25      (0.03)
 Less distributions from:
 Net investment income                         $         --           --         --      0.01      0.02         --
 Net realized gains on investments             $         --           --       2.04      0.85        --         --
 Total distributions                           $         --           --       2.04      0.86      0.02         --
 Net asset value, end of period                $       8.68        10.32      10.23     14.50     13.20       9.97
 TOTAL RETURN(2):                              %     (15.89)        0.88     (17.26)    17.24     32.57      (0.30)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)              $     30,436       24,634     12,294     7,074     1,139        464
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                           %       1.35         1.35       1.35      1.35      1.35       1.35
 Gross expenses prior to expense
 reimbursement(3)                              %       1.65         1.62       1.99      1.87      2.77       3.66
 Net investment income (loss) after expense
 reimbursement(3)(5)                           %       0.22        (0.28)     (0.10)    (0.17)    (0.02)      0.12
 Portfolio turnover rate                       %        269          132        172       162       125        132

                                                                                 CLASS B
                                                    ------------------------------------------------------------
                                                      YEAR     SEVEN MONTHS                           MARCH 1,
                                                     ENDED         ENDED                             1999(1) TO
                                                    MAY 31,       MAY 31,    YEAR ENDED OCTOBER 31,  OCTOBER 31,
                                                      2003        2002(4)       2001       2000         1999
                                                     ------       ------       ------     ------       ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $      10.20        10.16        14.38      13.14        11.28
 Income from investment operations:
 Net investment loss                           $      (0.03)       (0.04)       (0.07)     (0.04)       (0.06)*
 Net realized and unrealized gain (loss)
 on investments                                $      (1.66)        0.08        (2.23)      2.08         1.92
 Total from investment operations              $      (1.69)        0.04        (2.30)      2.04         1.86
 Less distributions from:
 Net realized gains on investments             $         --           --         1.92       0.80           --
 Total distributions                           $         --           --         1.92       0.80           --
 Net asset value, end of period                $       8.51        10.20        10.16      14.38        13.14
 TOTAL RETURN(2):                              %     (16.57)        0.39       (17.81)     16.31        16.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)              $      1,183          587          350        149          188
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                           %       2.10         2.10         2.10       2.10         2.10
 Gross expenses prior to expense
 reimbursement(3)                              %       2.40         2.37         2.74       2.62         3.52
 Net investment loss after
 expense reimbursement(3)(5)                   %      (0.52)       (1.00)       (0.85)     (0.92)       (0.77)
 Portfolio turnover rate                       %        269          132          172        162          125

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING VALUE OPPORTUNITY FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS C
                                                   ----------------------------------------------------------------
                                                    YEAR    SEVEN MONTHS                                  JUNE 30,
                                                   ENDED        ENDED                                    1998(1) TO
                                                   MAY 31,     MAY 31,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                    2003       2002(4)      2001      2000      1999        1998
                                                   ------      ------      ------    ------    ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     10.15       10.11       14.34     13.09      9.95       11.04
 Income from investment operations:
 Net investment loss                          $     (0.03)      (0.06)      (0.09)    (0.03)    (0.09)*     (0.02)*
 Net realized and unrealized gain (loss)
 on investments                               $     (1.65)       0.10       (2.20)     2.08      3.23       (1.07)
 Total from investment operations             $     (1.68)       0.04       (2.29)     2.05      3.14       (1.09)
 Less distributions from:
 Net realized gains on investments            $        --          --        1.94      0.80        --          --
 Total distributions                          $        --          --        1.94      0.80        --          --
 Net asset value, end of period               $      8.47       10.15       10.11     14.34     13.09        9.95
 TOTAL RETURN(2):                             %    (16.55)       0.40      (17.84)    16.39     31.56       (9.88)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $       528         414         388       464       315          95
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                          %      2.10        2.10        2.10      2.10      2.10        2.10
 Gross expenses prior to expense
 reimbursement(3)                             %      2.40        2.37        2.74      2.62      3.52        4.41
 Net investment loss after
 expense reimbursement(3)(5)                  %     (0.53)      (0.97)      (0.85)    (0.92)    (0.77)      (0.63)
 Portfolio turnover rate                      %       269         132         172       162       125         132

                                                                                  CLASS I
                                                   -----------------------------------------------------------------
                                                    YEAR    SEVEN MONTHS                                 FEBRUARY 2,
                                                    ENDED       ENDED                                    1998(6) TO
                                                   MAY 31,     MAY 31,       YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                    2003       2002(4)      2001      2000      1999        1998
                                                   ------      ------      ------    ------    ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     10.38       10.28       14.55     13.24      9.99       10.00
 Income from investment operations:
 Net investment income (loss)                 $      0.04        0.00 **    (0.05)    (0.01)     0.03*       0.03*
 Net realized and unrealized gain (loss)
 on investments                               $     (1.67)       0.10       (2.16)     2.21      3.25       (0.04)
 Total from investment operations             $     (1.63)       0.10       (2.21)     2.20      3.28       (0.01)
 Less distributions from:
 Net investment income                        $        --          --        0.02      0.04      0.03          --
 Net realized gains on investments            $        --          --        2.04      0.85        --          --
 Total distributions                          $        --          --        2.06      0.89      0.03          --
 Net asset value, end of period               $      8.75       10.38       10.28     14.55     13.24        9.99
 TOTAL RETURN(2):                             %    (15.70)       0.97      (17.02)    17.52     32.88       (0.10)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)             $     4,692       4,725         320     3,550     5,455       4,625
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                          %      1.10        1.10        1.10      1.10      1.10        1.10
 Gross expenses prior to expense
 reimbursement(3)                             %      1.40        1.37        1.74      1.62      2.52        3.41
 Net investment income (loss) after expense
 reimbursement(3)(5)                          %      0.47       (0.04)       0.15      0.08      0.23        0.37
 Portfolio turnover rate                      %       269         132         172       162       125         132

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  Commencement of operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING BALANCED FUND                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           CLASS A
                                                 ------------------------------------------------------------
                                                  YEAR    SEVEN MONTHS
                                                  ENDED       ENDED
                                                 MAY 31,      MAY 31,           YEAR ENDED OCTOBER 31,
                                                  2003        2002(4)     2001      2000      1999      1998
                                                 ------       ------     ------    ------    ------    ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      11.07        11.02      14.08     13.72     12.83     14.05
 Income from investment operations:
 Net investment income                     $       0.11         0.08       0.21      0.35      0.29*     0.29*
 Net realized and unrealized gain (loss)
 on investments                            $      (0.24)        0.12      (1.83)     0.82      1.52      1.01
 Total from investment operations          $      (0.13)        0.20      (1.62)     1.17      1.81      1.30
 Less distributions from:
 Net investment income                     $       0.10         0.15       0.23      0.27      0.31      0.24
 Net realized gains on investments         $         --           --       1.21      0.54      0.61      2.28
 Total distributions                       $       0.10         0.15       1.44      0.81      0.92      2.52
 Net asset value, end of period            $      10.84        11.07      11.02     14.08     13.72     12.83
 TOTAL RETURN(2):                          %      (1.15)        1.82     (12.36)     8.81     14.48     10.44
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $     59,826       45,221     33,860    35,564    27,339     7,544
 Ratios to average net assets:
 Expenses(3)                               %       1.42         1.39       1.35      1.31      1.36      1.44
 Net investment income(3)                  %       1.11         1.31       1.81      1.99      2.13      2.22
 Portfolio turnover rate                   %        379          118        180       242       127        85

                                                                           CLASS B
                                                 ----------------------------------------------------------
                                                  YEAR     SEVEN MONTHS                           MARCH 1,
                                                  ENDED        ENDED                             1999(1) TO
                                                 MAY 31,      MAY 31,    YEAR ENDED OCTOBER 31,  OCTOBER 31,
                                                  2003        2002(4)       2001       2000         1999
                                                 ------       ------       ------     ------       ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      11.02        10.97        14.02      13.69        13.00
 Income from investment operations:
 Net investment income                     $       0.03         0.04         0.12       0.27         0.13*
 Net realized and unrealized gain (loss)
 on investments                            $      (0.23)        0.12        (1.83)      0.80         0.65
 Total from investment operations          $      (0.20)        0.16        (1.71)      1.07         0.78
 Less distributions from:
 Net investment income                     $       0.07         0.11         0.13       0.20         0.09
 Net realized gains on investments         $         --           --         1.21       0.54           --
 Total distributions                       $       0.07         0.11         1.34       0.74         0.09
 Net asset value, end of period            $      10.75        11.02        10.97      14.02        13.69
 TOTAL RETURN(2):                          %      (1.84)        1.45       (13.10)      8.01         6.02
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $      3,099        1,670        1,312      1,130          745
 Ratios to average net assets:
 Expenses(3)                               %       2.17         2.14         2.10       2.06         2.11
 Net investment income(3)                  %       0.40         0.56         1.06       1.24         1.38
 Portfolio turnover rate                   %        379          118          180        242          127

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING BALANCED FUND (CONTINUED)                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             CLASS C
                                                -----------------------------------------------------------------
                                                 YEAR    SEVEN MONTHS                                   JUNE 30,
                                                 ENDED      ENDED                                      1998(1) TO
                                                MAY 31,     MAY 31,        YEAR ENDED OCTOBER 31,      OCTOBER 31,
                                                 2003       2002(4)      2001       2000       1999       1998
                                                ------      ------      ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     10.99       10.94       13.96      13.63      12.80      13.27
 Income from investment operations:
 Net investment income                     $      0.03        0.03        0.13       0.24       0.19*      0.07*
 Net realized and unrealized gain (loss)
 on investments                            $     (0.24)       0.13       (1.83)      0.81       1.52      (0.54)
 Total from investment operations          $     (0.21)       0.16       (1.70)      1.05       1.71      (0.47)
 Less distributions from:
 Net investment income                     $      0.07        0.11        0.11       0.18       0.27         --
 Net realized gains on investments         $        --          --        1.21       0.54       0.61         --
 Total distributions                       $      0.07        0.11        1.32       0.72       0.88         --
 Net asset value, end of period            $     10.71       10.99       10.94      13.96      13.63      12.80
 TOTAL RETURN(2):                          %     (1.94)       1.47      (13.09)      7.95      13.64      (3.54)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $     2,877       2,050       1,829      2,185      1,601        216
 Ratios to average net assets:
 Expenses(3)                               %      2.17        2.14        2.10       2.06       2.11       2.11
 Net investment income(3)                  %      0.35        0.56        1.06       1.24       1.38       1.55
 Portfolio turnover rate                   %       379         118         180        242        127         85

                                                                             CLASS I
                                                ---------------------------------------------------------------
                                                 YEAR    SEVEN MONTHS
                                                 ENDED       ENDED
                                                MAY 31,     MAY 31,              YEAR ENDED OCTOBER 31,
                                                 2003       2002(4)      2001       2000       1999       1998
                                                ------      ------      ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     11.08       11.02       14.10      13.74      12.84      14.09
 Income from investment operations:
 Net investment income                     $      0.14        0.11        0.26       0.30       0.32*      0.33*
 Net realized and unrealized gain (loss)
 on investments                            $     (0.25)       0.11       (1.85)      0.90       1.53       1.02
 Total from investment operations          $     (0.11)       0.22       (1.59)      1.20       1.85       1.35
 Less distributions from:
 Net investment income                     $      0.12        0.16        0.28       0.30       0.34       0.32
 Net realized gains on investments         $        --          --        1.21       0.54       0.61       2.28
 Total distributions                       $      0.12        0.16        1.49       0.84       0.95       2.60
 Net asset value, end of period            $     10.85       11.08       11.02      14.10      13.74      12.84
 TOTAL RETURN(2):                          %     (0.93)       2.02      (12.16)      9.04      14.79      10.81
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    50,343      65,971      71,759     94,149     98,717    111,887
 Ratios to average net assets:
 Expenses(3)                               %      1.17        1.14        1.10       1.06       1.11       1.12
 Net investment income(3)                  %      1.27        1.57        2.06       2.24       2.38       2.54
 Portfolio turnover rate                   %       379         118         180        242        127         85

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING GROWTH AND INCOME FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A
                                                ---------------------------------------------------------------
                                                 YEAR    SEVEN MONTHS
                                                ENDED        ENDED
                                                MAY 31,     MAY 31,              YEAR ENDED OCTOBER 31,
                                                 2003       2002(4)      2001       2000       1999       1998
                                                ------      ------      ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      9.45        9.49       14.18      16.68      15.22      18.01
 Income from investment operations:
 Net investment income                     $      0.04        0.01        0.02       0.04       0.05*      0.06*
 Net realized and unrealized gain (loss)
 on investments                            $     (1.32)      (0.04)      (3.96)      0.49       3.25       0.51
 Total from investment operations          $     (1.28)      (0.03)      (3.94)      0.53       3.30       0.57
 Less distributions from:
 Net investment income                     $      0.05        0.01        0.01       0.03       0.11       0.04
 Net realized gains on investments         $        --          --        0.74       3.00       1.73       3.32
 Total distributions                       $      0.05        0.01        0.75       3.03       1.84       3.36
 Net asset value, end of period            $      8.12        9.45        9.49      14.18      16.68      15.22
 TOTAL RETURN(2):                          %    (13.58)      (0.28)     (29.07)      3.50      22.67       3.42
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $    52,182      62,062      63,821     92,407     72,789     23,603
 Ratios to average net assets:
 Expenses(3)                               %      1.18        1.16        1.11       1.08       1.11       1.20
 Net investment income(3)                  %      0.47        0.10        0.13       0.08       0.31       0.39
 Portfolio turnover rate                   %       225         132         194        167        122        160

                                                                           CLASS B
                                                ---------------------------------------------------------
                                                 YEAR    SEVEN MONTHS                          MARCH 1,
                                                 ENDED       ENDED                            1999(1) TO
                                                MAY 31,     MAY 31,   YEAR ENDED OCTOBER 31,  OCTOBER 31,
                                                 2003       2002(4)      2001       2000         1999
                                                ------      ------      ------     ------       ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      9.37        9.44       14.11      16.66        15.41
 Income from investment operations:
 Net investment income (loss)              $     (0.02)      (0.05)      (0.07)      0.01        (0.05)*
 Net realized and unrealized gain (loss)
 on investments                            $     (1.32)      (0.02)      (3.95)      0.41         1.31
 Total from investment operations          $     (1.34)      (0.07)      (4.02)      0.42         1.26
 Less distributions from:
 Net investment income                     $      0.00**        --          --         --         0.01
 Net realized gains on investments         $        --          --        0.65       2.97           --
 Total distributions                       $      0.00**        --        0.65       2.97         0.01
 Net asset value, end of period            $      8.03        9.37        9.44      14.11        16.66
 TOTAL RETURN(2):                          %    (14.26)      (0.74)     (29.59)      2.72         8.17
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $     1,027         611         683        920          493
 Ratios to average net assets:
 Expenses(3)                               %      1.93        1.91        1.86       1.83         1.86
 Net investment loss(3)                    %     (0.28)      (0.65)      (0.62)     (0.67)       (0.44)
 Portfolio turnover rate                   %       225         132         194        167          122

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING GROWTH AND INCOME FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS C
                                              ---------------------------------------------------------------------------
                                                  YEAR      SEVEN MONTHS                                       JUNE 30,
                                                  ENDED         ENDED                                         1998(1) TO
                                                 MAY 31,       MAY 31,          YEAR ENDED OCTOBER 31,        OCTOBER 31,
                                                  2003         2002(4)       2001       2000        1999         1998
                                              ------------ -------------- ---------- ---------- ------------ ------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $     9.33            9.40         14.04         16.59         15.22          16.92
 Income from investment
 operations:
 Net investment income (loss)               $    (0.02)          (0.01)        (0.09)         0.01         (0.07)*        (0.01)*
 Net realized and unrealized gain (loss)
 on investments                             $    (1.31)          (0.06)        (3.91)         0.41          3.24          (1.69)
 Total from investment operations           $    (1.33)          (0.07)        (4.00)         0.42          3.17          (1.70)
 Less distributions from:
 Net investment income                      $     0.00**            --            --            --          0.07             --
 Net realized gains on investments          $       --              --          0.64          2.97          1.73             --
 Total distributions                        $     0.00**            --          0.64          2.97          1.80             --
 Net asset value, end of period             $     8.00            9.33          9.40         14.04         16.59          15.22
 TOTAL RETURN(2):                           %   (14.22)          (0.74)       (29.59)         2.72         21.68         (10.05)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)           $      968           1,327           946         2,209         1,787            569
 Ratios to average net assets:
 Expenses(3)                                %     1.93            1.91          1.86          1.83          1.86           1.86
 Net investment loss(3)                     %    (0.28)          (0.70)        (0.62)        (0.67)        (0.44)         (0.27)
 Portfolio turnover rate                    %      225             132           194           167           122            160

                                                                                CLASS I
                                                 -------------------------------------------------------------------
                                                  YEAR     SEVEN MONTHS
                                                  ENDED       ENDED
                                                 MAY 31,     MAY 31,                YEAR ENDED OCTOBER 31,
                                                  2003       2002(4)      2001        2000        1999       1998
                                                 -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       9.49        9.54       14.26       16.74       15.26       18.08
 Income from investment operations:
 Net investment income                      $       0.06        0.02        0.05        0.05        0.09*       0.12*
 Net realized and unrealized gain (loss)
 on investments                             $      (1.33)      (0.03)      (3.99)       0.52        3.26        0.51
 Total from investment operations           $      (1.27)      (0.01)      (3.94)       0.57        3.35        0.63
 Less distributions from:
 Net investment income                      $       0.07        0.04        0.04        0.05        0.14        0.13
 Net realized gains on investments          $         --          --        0.74        3.00        1.73        3.32
 Total distributions                        $       0.07        0.04        0.78        3.05        1.87        3.45
 Net asset value, end of period             $       8.15        9.49        9.54       14.26       16.74       15.26
 TOTAL RETURN(2):                           %     (13.37)      (0.10)     (28.93)       3.76       23.00        3.80
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000s)           $    187,417     258,081     296,248     479,823     558,913     614,493
 Ratios to average net assets:
 Expenses(3)                                %       0.93        0.91        0.86        0.83        0.86        0.88
 Net investment income(3)                   %       0.72        0.34        0.38        0.33        0.56        0.71
 Portfolio turnover rate                    %        225         132         194         167         122         160

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are 22 separate funds which comprise the ING Series Fund, Inc. The six Funds (each a "Fund"; collectively the "Funds") that are in this report are: ING Growth Fund ("Growth"), ING Small Company Fund ("Small Company"), ING Technology Fund ("Technology"), ING Value Opportunity Fund ("Value Opportunity"), ING Balanced Fund ("Balanced") and ING Growth and Income Fund ("Growth and Income").

Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Technology Fund also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On January 1, 2002, the Funds changed their principal underwriter from Aeltus Capital, Inc. ("ACI") to ING Funds Distributor, LLC (formerly ING Funds Distributor, Inc.). On March 1, 2002, ING Investments, LLC ("ING Investments") replaced Aeltus Investment Management, Inc. ("Aeltus"), as the investment adviser to the Funds. ING Investments has engaged Aeltus to serve as the subadviser to the Funds effective March 1, 2002. ING Funds Distributor, LLC, ING Investments and Aeltus are indirect wholly owned subsidiaries of ING Groep N.V. ("ING").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors ("Board"). Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in less than 60 days at the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded

--------------------------------------------------------------------------------

     on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends, if any, as follows:

     ANNUALLY                 SEMI-ANNUALLY
     --------                 -------------
     Growth                   Balanced
     Small Company            Growth and Income
     Technology
     Value Opportunity

     Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of Subchapter M the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount, of the repurchase agreements plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government Securities. Generally, in the event of counterparty default, the Funds have the right to use collateral to offset losses incurred. There would be potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at May 31, 2003.

J. OPTIONS CONTRACTS. Balanced and Growth and Income may purchase put and call options and may write (sell) put options and covered call options. These Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying

--------------------------------------------------------------------------------

     financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. SWAP CONTRACTS. Balanced may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

L. ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. The Funds also may invest in restricted securities, which are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to
     Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

M. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

N. MORTGAGE DOLLAR ROLL TRANSACTIONS. Each of the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended May 31, 2003, the cost of purchases and sales of securities, excluding short-term securities, were as follows:

                       PURCHASES           SALES
                      ------------      ------------
Growth Fund           $316,945,880      $334,458,583
Small Company          790,984,093       813,308,074
Technology              52,281,604         4,573,450
Value Opportunity       88,479,152        78,674,544
Balanced               258,283,248       183,919,664
Growth and Income      549,025,295       571,670,359

--------------------------------------------------------------------------------

U.S. Government Securities not included above were as follows:

              PURCHASES           SALES
             -----------       ------------
Balanced     $164,121,101      $220,383,245

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Growth, Value Opportunity and Growth and Income -- 0.700% for the first $250 million, 0.650% of the next $250 million, 0.625% of the next $250 million, 0.600% of the next $1.25 billion and 0.550% in excess of $2 billion; for Small Company -- 0.850% for the first $250 million, 0.800% of the next $250 million, 0.775% of the next $250 million, 0.750% of the next $1.25 billion and 0.725% in excess of $2 billion; for Technology -- 1.050% for the first $500 million, 1.025% of the next $500 million and 1.000% in excess of $1 billion; for Balanced -- 0.800% for the first $500 million, 0.750% of the next $500 million, 0.700% of the next $1 billion and 0.650% in excess of $2 billion.

The Manager entered into a subadvisory agreement with Aeltus. Subject to such policies as the Board or the Manager may determine, Aeltus manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

AIC Asset Management, LLC, ("AIC") (formerly Elijah Asset Management, LLC ("EAM"), a Delaware limited liability company, serves as Sub-Adviser to the Technology Fund pursuant to a subadvisory agreement effective March 1, 2002 between the Adviser and AIC.

ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

The Manager has entered into a service agreement with ING Life Insurance and Annuity Company ("ILIAC"), formerly known as Aetna Life Insurance and Annuity Company, under which ILIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, the Manager pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                        CLASS A     CLASS B     CLASS C     CLASS I     CLASS O
                        -------     -------     -------     -------     -------
Growth                   0.25%       1.00%       1.00%        N/A         N/A
Small Company            0.25        1.00        1.00         N/A         N/A
Technology               0.25        1.00        1.00         N/A        0.25%
Value Opportunity        0.25        1.00        1.00         N/A         N/A
Balanced                 0.25        1.00        1.00         N/A         N/A
Growth and Income        0.25        1.00        1.00         N/A         N/A

--------------------------------------------------------------------------------

Prior to January 1, 2002, the Shareholder Services and Distribution fees were paid to ACI. Presently, the Funds' class specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B, Class C and Class O shares.

For the year ended May 31, 2003, the Distributor has retained $31,034 as sales charges from proceeds of Class A Shares sold, $10,310 from the proceeds of Class A shares redeemed and $1,870 from the proceeds of Class C shares redeemed.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2003 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                         ACCRUED
                           ACCRUED                     SHAREHOLDER
                         INVESTMENT       ACCRUED      SERVICES AND
                         MANAGEMENT   ADMINISTRATIVE   DISTRIBUTION
                            FEES           FEES            FEES          TOTAL
                         ----------     ----------      ----------    ----------
Growth Fund              $  105,436     $   12,050      $   19,140    $  136,626
Small Company               186,470         17,560          22,860       226,890
Technology                   55,682          1,351           9,184        66,217
Value Opportunity            21,279          2,432           7,660        31,371
Balanced                     80,685          8,068          17,622       106,375
Growth and Income           144,471         16,510          12,603       173,584

The Funds have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

At May 31, 2003, ING National Trust, a wholly-owned indirect subsidiary of ING Groep N.V., held 29.5%, 32.3%, 23.8%, 74.7%, 17.3% and 30.8% of the shares outstanding of Growth, Small Company, Technology, Value Opportunity, Balanced and Growth and Income, respectively. ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary of ING Groep N.V., held 11.2%, 11.3%, 7.3% and 7.3% of the shares outstanding of Small Company, Value Opportunity, Balanced and Growth and Income, respectively as of that date. As of May 31, 2003, Fidelity Investments Institutional Operations held 21.5% of the shares outstanding of Small Company. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2003 the Technology and Value Opportunity Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

             PAYABLE FOR   PAYABLE FOR   PAYABLE FOR   PAYABLE FOR   PAYABLE FOR
                MERGER        AUDIT        CUSTODY       POSTAGE      TRANSFER
               EXPENSE         FEES        EXPENSE       EXPENSE     AGENT FEES
               -------       -------       -------       -------     ----------
Technology     $33,220       $33,880       $20,860       $54,098       $43,913

                   PAYABLE FOR   PAYABLE FOR    PAYABLE FOR   PAYABLE FOR
                      AUDIT        CUSTODY     REGISTRATION    TRANSFER
                       FEES        EXPENSE         FEES       AGENT FEES
                     -------       -------        -------     ----------
Value Opportunity    $21,672       $ 4,676        $ 5,630      $ 9,703

--------------------------------------------------------------------------------

NOTE 8 -- EXPENSE LIMITATIONS

Prior to March 1, 2002, Aeltus, as investment adviser, agreed to reimburse each Fund (except Growth, Balanced and Growth and Income) for some or all operating expenses or to waive fees in order to maintain a certain expense ratio. Effective March 1, 2002, ING Investments, LLC entered into written expense limitation agreements with each of the Funds (except Growth, Balanced and Growth and Income) whereby, the Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                         CLASS A     CLASS B     CLASS C     CLASS I     CLASS O
                         -------     -------     -------     -------     -------
Growth                     N/A         N/A         N/A         N/A         N/A
Small Company             1.50%       2.25%       2.25%       1.25%        N/A
Technology                1.75        2.50        2.50        1.50        1.75%
Value Opportunity         1.35        2.10        2.10        1.10         N/A
Balanced                   N/A         N/A         N/A         N/A         N/A
Growth and Income          N/A         N/A         N/A         N/A         N/A

Under the expense limitation agreements, each Fund will at a later date reimburse the Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Outstanding reimbursement balances due to the Funds under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of May 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

               Technology                    $267,568
               Value Opportunity             $129,110

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At May 31, 2003, the Funds did not have any loans outstanding under the line of credit.

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                               CLASS A SHARES
                                                ----------------------------------------------
                                                    YEAR        SEVEN MONTHS       YEAR
                                                   ENDED           ENDED           ENDED
                                                MAY 31, 2003    MAY 31, 2002   OCTOBER 31,2001
                                                ------------    ------------   ---------------
ING GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                        1,408,778         779,065       3,468,148
Shares issued as reinvestment of dividends                --              --         732,037
Shares redeemed                                   (2,048,202)       (789,798)     (2,318,382)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (639,424)        (10,733)      1,881,803
                                                ============    ============    ============
ING GROWTH FUND ($)
Shares sold                                     $ 13,418,201    $  9,491,517    $ 51,605,456
Shares issued as reinvestment of dividends                --              --      12,993,621
Shares redeemed                                  (19,424,604)     (9,538,301)    (36,349,919)
                                                ------------    ------------    ------------
Net increase (decrease)                         $ (6,006,403)   $    (46,784)   $ 28,249,158
                                                ============    ============    ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                               CLASS B SHARES
                                                ------------------------------------------------
                                                   YEAR         SEVEN MONTHS         YEAR
                                                   ENDED           ENDED             ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                          266,062          23,466            59,106
Shares issued as reinvestment of dividends                --              --            34,539
Shares redeemed                                     (132,288)        (31,268)          (72,440)
                                                ------------    ------------      ------------
Net increase (decrease) in shares outstanding        133,774          (7,802)           21,205
                                                ============    ============      ============
ING GROWTH FUND ($)
Shares sold                                     $  2,525,001    $    287,255      $     97,284
Shares issued as reinvestment of dividends                --              --           623,769
Shares redeemed                                   (1,227,315)       (382,545)       (1,107,212)
                                                ------------    ------------      ------------
Net increase (decrease)                         $  1,297,686    $    (95,290)     $   (386,159)
                                                ============    ============      ============

                                                               CLASS C SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS          YEAR
                                                    ENDED          ENDED             ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                           55,609          11,226            55,038
Shares issued as reinvestment of dividends                --              --            23,265
Shares redeemed                                      (56,270)        (36,077)          (55,146)
                                                ------------    ------------      ------------
Net increase (decrease) in shares outstanding           (661)        (24,851)           23,157
                                                ============    ============      ============
ING GROWTH FUND ($)
Shares sold                                     $    517,597    $    133,853      $    956,316
Shares issued as reinvestment of dividends                --              --           416,443
Shares redeemed                                     (519,679)       (436,953)         (800,553)
                                                ------------    ------------      ------------
Net increase (decrease)                         $     (2,082)   $   (303,100)     $    572,206
                                                ============    ============      ============

                                                               CLASS I SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS          YEAR
                                                    ENDED           ENDED            ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                        2,142,449       2,282,645         2,001,871
Shares issued as reinvestment of dividends                --              --         1,601,195
Shares redeemed                                   (2,858,487)     (3,296,282)       (2,845,165)
                                                ------------    ------------      ------------
Net increase (decrease) in shares outstanding       (716,038)     (1,013,637)          757,901
                                                ============    ============      ============
ING GROWTH FUND ($)
Shares sold                                     $ 20,469,102    $ 28,331,402      $ 31,425,583
Shares issued as reinvestment of dividends                --              --        29,061,689
Shares redeemed                                  (27,534,348)    (40,649,916)      (41,984,173)
                                                ------------    ------------      ------------
Net increase (decrease)                         $ (7,065,246)   $(12,318,514)     $ 18,503,099
                                                ============    ============      ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                               CLASS A SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS         YEAR
                                                    ENDED           ENDED            ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING SMALL COMPANY FUND
 (NUMBER OF SHARES)
Shares sold                                        4,832,232       3,605,548         2,551,500
Shares issued as reinvestment of dividends                --           5,202           234,829
Shares redeemed                                   (4,627,406)     (1,593,001)       (1,532,427)
                                                ------------    ------------      ------------
Net increase in shares outstanding                   204,826       2,017,749         1,253,902
                                                ============    ============      ============
ING SMALL COMPANY FUND ($)
Shares sold                                     $ 54,083,423    $ 49,719,767      $ 34,266,146
Shares issued as reinvestment of dividends                --          72,301         3,034,912
Shares redeemed                                  (51,316,425)    (21,941,263)      (20,967,971)
                                                ------------    ------------      ------------
Net increase                                    $  2,766,998    $ 27,850,805      $ 16,333,087
                                                ============    ============      ============

                                                                CLASS B SHARES
                                               --------------------------------------------------
                                                    YEAR         SEVEN MONTHS          YEAR
                                                    ENDED            ENDED            ENDED
                                                MAY 31, 2003     MAY 31, 2002    OCTOBER 31, 2001
                                               --------------   -------------   -----------------
ING SMALL COMPANY FUND
 (NUMBER OF SHARES)
Shares sold                                           97,227          50,727            33,313
Shares issued as reinvestment of dividends                --              --             4,728
Shares redeemed                                      (64,649)         (5,264)          (30,249)
                                                ------------    ------------      ------------
Net increase in shares outstanding                    32,578          45,463             7,792
                                                ============    ============      ============
ING SMALL COMPANY FUND ($)
Shares sold                                     $  1,141,396    $    724,624      $    465,299
Shares issued as reinvestment of dividends                --              --            62,688
Shares redeemed                                     (701,162)        (73,194)         (409,476)
                                                ------------    ------------      ------------
Net increase                                    $    440,234    $    651,430      $    118,511
                                                ============    ============      ============

                                                               CLASS C SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS          YEAR
                                                   ENDED            ENDED            ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING SMALL COMPANY FUND
 (NUMBER OF SHARES)
Shares sold                                           68,426          19,274           120,388
Shares issued as reinvestment of dividends                --              --            15,633
Shares redeemed                                     (123,807)        (88,381)         (272,165)
                                                ------------    ------------      ------------
Net decrease in shares outstanding                   (55,381)        (69,107)         (136,144)
                                                ============    ============      ============
ING SMALL COMPANY FUND ($)
Shares sold                                     $    764,384    $    272,252      $  1,653,566
Shares issued as reinvestment of dividends                --              --           206,516
Shares redeemed                                   (1,416,008)     (1,266,107)       (3,707,516)
                                                ------------    ------------      ------------
Net decrease                                    $   (651,624)   $   (993,855)     $ (1,847,434)
                                                ============    ============      ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                               CLASS I SHARES
                                                ----------------------------------------------
                                                    YEAR        SEVEN MONTHS       YEAR
                                                   ENDED           ENDED           ENDED
                                                MAY 31, 2003    MAY 31, 2002  OCTOBER 31, 2001
                                                ------------    ------------  ----------------
ING SMALL COMPANY FUND
 (NUMBER OF SHARES)
Shares sold                                        2,561,382       4,996,608       5,532,120
Shares issued as reinvestment of dividends                --          39,621         765,303
Shares redeemed                                   (4,333,085)     (3,821,069)     (4,695,857)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding     (1,771,703)      1,215,160       1,601,566
                                                ============    ============    ============
ING SMALL COMPANY FUND ($)
Shares sold                                     $ 29,586,457    $ 71,510,219    $ 76,763,648
Shares issued as reinvestment of dividends                --         568,160      10,186,181
Shares redeemed                                  (50,021,650)    (54,689,434)    (63,806,722)
                                                ------------    ------------    ------------
Net increase (decrease)                         $(20,435,193)   $ 17,388,945    $ 23,143,107
                                                ============    ============    ============

                                                               CLASS A SHARES
                                                ---------------------------------------------
                                                    YEAR        SEVEN MONTHS       YEAR
                                                   ENDED           ENDED           ENDED
                                                MAY 31, 2003    MAY 31, 2002  OCTOBER 31,2001
                                                ------------    ------------  ---------------
ING TECHNOLOGY FUND
 (NUMBER OF SHARES)
Shares sold                                        2,993,231       1,775,747       1,833,369
Shares issued in merger                            5,694,493
Shares redeemed                                   (1,773,707)       (978,087)       (805,284)
                                                ------------    ------------    ------------
Net increase in shares outstanding                 6,914,017         797,660       1,028,085
                                                ============    ============    ============
ING TECHNOLOGY FUND ($)
Shares sold                                     $  8,400,347    $  7,833,779    $  9,447,102
Shares issued in merger                           15,071,215
Shares redeemed                                   (4,845,504)     (4,205,414)     (4,249,535)
                                                ------------    ------------    ------------
Net increase                                    $ 18,626,058    $  3,628,365    $  5,197,567
                                                ============    ============    ============

                                                               CLASS B SHARES
                                                ----------------------------------------------
                                                    YEAR        SEVEN MONTHS       YEAR
                                                   ENDED           ENDED           ENDED
                                                MAY 31, 2003    MAY 31, 2002  OCTOBER 31, 2001
                                                ------------    ------------  ----------------
ING TECHNOLOGY FUND
 (NUMBER OF SHARES)
Shares sold                                           93,853          14,911         108,431
Shares issued in merger                            4,497,751              --              --
Shares redeemed                                     (134,635)        (15,863)        (62,613)
                                                ------------    ------------    ------------
Net increase (decrease) in shares outstanding      4,456,969            (952)         45,818
                                                ============    ============    ============
ING TECHNOLOGY FUND ($)
Shares sold                                     $    251,400    $     65,486    $    631,390
Shares issued in merger                           11,630,436              --              --
Shares redeemed                                     (369,698)        (68,615)       (324,810)
                                                ------------    ------------    ------------
Net increase (decrease)                         $ 11,512,138    $     (3,129)   $    306,580
                                                ============    ============    ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                               CLASS C SHARES
                                                -----------------------------------------------
                                                    YEAR        SEVEN MONTHS         YEAR
                                                   ENDED           ENDED             ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31,2001
                                                ------------    ------------    ---------------
ING TECHNOLOGY FUND
 (NUMBER OF SHARES)
Shares sold                                           44,101          11,289            42,005
Shares issued in merger                            1,412,021              --                --
Shares redeemed                                      (66,548)        (38,678)         (231,907)
                                                ------------    ------------      ------------
Net increase (decrease) in shares outstanding      1,389,574         (27,389)         (189,902)
                                                ============    ============      ============
ING TECHNOLOGY FUND ($)
Shares sold                                     $    122,083    $     52,150      $    264,134
Shares issued in merger                            3,623,089              --                --
Shares redeemed                                     (178,252)       (164,215)       (1,249,109)
                                                ------------    ------------      ------------
Net increase (decrease)                         $  3,566,920    $   (112,065)     $   (984,975)
                                                ============    ============      ============

                                                               CLASS I SHARES
                                                ------------------------------------------------
                                                   YEAR         SEVEN MONTHS         YEAR
                                                   ENDED            ENDED            ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING TECHNOLOGY FUND
 (NUMBER OF SHARES)
Shares sold                                          154,591           9,711            66,202
Shares issued in merger                            1,387,190              --                --
Shares redeemed                                      (57,786)        (22,705)          (34,073)
                                                ------------    ------------      ------------
Net increase (decrease) in shares outstanding      1,483,995         (12,994)           32,129
                                                ============    ============      ============
ING TECHNOLOGY FUND ($)
Shares sold                                     $    451,353    $     42,964      $    391,262
Shares issued in merger                            3,697,109              --                --
Shares redeemed                                     (157,801)       (100,102)         (184,735)
                                                ------------    ------------      ------------
Net increase (decrease)                         $  3,990,661    $    (57,138)     $    206,527
                                                ============    ============      ============

                                                               CLASS O SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS         YEAR
                                                   ENDED           ENDED             ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING TECHNOLOGY FUND
 (NUMBER OF SHARES)
Shares sold                                          835,084         201,381             7,792
Shares redeemed                                     (365,522)        (49,772)               --
                                                ------------    ------------      ------------
Net increase in shares outstanding                   469,562         151,609             7,792
                                                ============    ============      ============
ING TECHNOLOGY FUND ($)
Shares sold                                     $  2,328,818    $    894,120      $     29,745
Shares redeemed                                   (1,018,908)       (212,245)               --
                                                ------------    ------------      ------------
Net increase                                    $  1,309,910    $    681,875      $     29,745
                                                ============    ============      ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                               CLASS A SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS         YEAR
                                                   ENDED            ENDED            ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING VALUE OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                                        1,634,828       1,408,506           777,580
Shares issued as reinvestment of dividends                --              --            87,721
Shares redeemed                                     (513,191)       (222,968)         (152,146)
                                                ------------    ------------      ------------
Net increase in shares outstanding                 1,121,637       1,185,538           713,155
                                                ============    ============      ============
ING VALUE OPPORTUNITY FUND ($)
Shares sold                                     $ 13,771,900    $ 15,197,194      $  9,124,062
Shares issued as reinvestment of dividends                --              --         1,034,226
Shares redeemed                                   (4,252,398)     (2,385,013)       (1,778,681)
                                                ------------    ------------      ------------
Net increase                                    $  9,519,502    $ 12,812,181      $  8,379,607
                                                ============    ============      ============

                                                               CLASS B SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS          YEAR
                                                    ENDED           ENDED            ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING VALUE OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                                          127,748          25,741            27,740
Shares issued as reinvestment of dividends                --              --             1,816
Shares redeemed                                      (46,255)         (2,643)           (5,546)
                                                ------------    ------------      ------------
Net increase in shares outstanding                    81,493          23,098            24,010
                                                ============    ============      ============
ING VALUE OPPORTUNITY FUND ($)
Shares sold                                     $  1,031,337    $    269,713      $    329,376
Shares issued as reinvestment of dividends                --              --            21,390
Shares redeemed                                     (363,101)        (28,048)          (58,732)
                                                ------------    ------------      ------------
Net increase                                    $    668,236    $    241,665      $    292,034
                                                ============    ============      ============

                                                               CLASS C SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS         YEAR
                                                    ENDED           ENDED            ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING VALUE OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                                           40,381           8,702            22,928
Shares issued as reinvestment of dividends                --              --             3,892
Shares redeemed                                      (18,825)         (6,364)          (20,790)
                                                ------------    ------------      ------------
Net increase in shares outstanding                    21,556           2,338             6,030
                                                ============    ============      ============
ING VALUE OPPORTUNITY FUND ($)
Shares sold                                     $    331,669    $     90,538      $    262,232
Shares issued as reinvestment of dividends                --              --            45,614
Shares redeemed                                     (150,569)        (66,711)         (238,557)
                                                ------------    ------------      ------------
Net increase                                    $    181,100    $     23,827      $     69,289
                                                ============    ============      ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                               CLASS I SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS         YEAR
                                                    ENDED          ENDED             ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING VALUE OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                                          201,759         454,301            10,264
Shares issued as reinvestment of dividends                --              --             3,580
Shares redeemed                                     (120,515)        (30,329)         (226,784)
                                                ------------    ------------      ------------
Net increase (decrease) in shares outstanding         81,244         423,972          (212,940)
                                                ============    ============      ============
ING VALUE OPPORTUNITY FUND ($)
Shares sold                                     $  1,673,592    $  4,887,669      $    127,450
Shares issued as reinvestment of dividends                --              --            42,283
Shares redeemed                                     (987,768)       (321,560)       (2,758,702)
                                                ------------    ------------      ------------
Net increase (decrease)                         $    685,824    $  4,566,109      $ (2,588,969)
                                                ============    ============      ============

                                                               CLASS A SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS         YEAR
                                                   ENDED           ENDED             ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING BALANCED FUND
 (NUMBER OF SHARES)
Shares sold                                        2,704,646       1,504,289         1,199,586
Shares issued as reinvestment of dividends            41,692          44,071           306,256
Shares redeemed                                   (1,313,875)       (537,540)         (957,599)
                                                ------------    ------------      ------------
Net increase in shares outstanding                 1,432,463       1,010,820           548,243
                                                ============    ============      ============
ING BALANCED FUND ($)
Shares sold                                     $ 27,261,991    $ 16,980,011      $ 14,378,886
Shares issued as reinvestment of dividends           432,595         494,915         3,705,980
Shares redeemed                                  (13,164,623)     (6,062,334)      (11,273,827)
                                                ------------    ------------      ------------
Net increase                                    $ 14,529,963    $ 11,412,592      $  6,811,039
                                                ============    ============      ============

                                                               CLASS B SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS          YEAR
                                                    ENDED           ENDED            ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING BALANCED FUND
 (NUMBER OF SHARES)
Shares sold                                          224,720          49,962            48,324
Shares issued as reinvestment of dividends               922           1,099             9,266
Shares redeemed                                      (88,845)        (19,003)          (18,648)
                                                ------------    ------------      ------------
Net increase in shares outstanding                   136,797          32,058            38,942
                                                ============    ============      ============
ING BALANCED FUND ($)
Shares sold                                     $  2,261,934    $    557,350      $    564,010
Shares issued as reinvestment of dividends             9,638          12,319           112,171
Shares redeemed                                     (894,392)       (213,197)         (209,197)
                                                ------------    ------------      ------------
Net increase                                    $  1,377,180    $    356,472      $    466,984
                                                ============    ============      ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                               CLASS C SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS          YEAR
                                                    ENDED           ENDED            ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING BALANCED FUND
 (NUMBER OF SHARES)
Shares sold                                          130,882          28,680            50,635
Shares issued as reinvestment of dividends             1,038           1,571            17,307
Shares redeemed                                      (50,057)        (10,759)          (57,352)
                                                ------------    ------------      ------------
Net increase in shares outstanding                    81,863          19,492            10,590
                                                ============    ============      ============
ING BALANCED FUND ($)
Shares sold                                     $  1,323,638    $    318,123      $    587,101
Shares issued as reinvestment of dividends            10,834          17,560           208,934
Shares redeemed                                     (505,075)       (119,684)         (665,571)
                                                ------------    ------------      ------------
Net increase                                    $    829,397    $    215,999      $    130,464
                                                ============    ============      ============

                                                               CLASS I SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS          YEAR
                                                    ENDED           ENDED            ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING BALANCED FUND
 (NUMBER OF SHARES)
Shares sold                                        1,184,978         432,034           623,839
Shares issued as reinvestment of dividends            64,691          94,726           787,070
Shares redeemed                                   (2,566,070)     (1,083,668)       (1,574,845)
                                                ------------    ------------      ------------
Net decrease in shares outstanding                (1,316,401)       (556,908)         (163,936)
                                                ============    ============      ============
ING BALANCED FUND ($)
Shares sold                                     $ 11,929,913    $  4,866,136      $  7,357,201
Shares issued as reinvestment of dividends           669,938       1,062,826         9,516,621
Shares redeemed                                  (25,998,262)    (12,172,887)      (18,873,903)
                                                ------------    ------------      ------------
Net decrease                                    $(13,398,411)   $ (6,243,925)     $ (2,000,081)
                                                ============    ============      ============

                                                               CLASS A SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS          YEAR
                                                   ENDED           ENDED             ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING GROWTH AND INCOME FUND
 (NUMBER OF SHARES)
Shares sold                                          988,559       1,373,255         1,758,968
Shares issued as reinvestment of dividends            36,973           9,225           376,509
Shares redeemed                                   (1,167,612)     (1,538,205)       (1,927,057)
                                                ------------    ------------      ------------
Net increase (decrease) in shares outstanding       (142,080)       (155,725)          208,420
                                                ============    ============      ============
ING GROWTH AND INCOME FUND ($)
Shares sold                                     $  7,685,882    $ 13,520,360      $ 20,441,555
Shares issued as reinvestment of dividends           292,103          91,978         4,664,948
Shares redeemed                                   (9,056,111)    (15,236,078)      (21,579,847)
                                                ------------    ------------      ------------
Net increase (decrease)                         $ (1,078,126)   $ (1,623,740)     $  3,526,656
                                                ============    ============      ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                               CLASS B SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS          YEAR
                                                   ENDED           ENDED             ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING GROWTH AND INCOME FUND
 (NUMBER OF SHARES)
Shares sold                                          105,960           5,082            17,792
Shares issued as reinvestment of dividends                27              --             3,385
Shares redeemed                                      (43,369)        (12,222)          (14,041)
                                                ------------    ------------      ------------
Net increase (decrease) in shares outstanding         62,618          (7,140)            7,136
                                                ============    ============      ============
ING GROWTH AND INCOME FUND ($)
Shares sold                                     $    817,775    $     49,927      $    200,168
Shares issued as reinvestment of dividends               229              --            42,010
Shares redeemed                                     (331,805)       (118,886)         (162,595)
                                                ------------    ------------      ------------
Net increase (decrease)                         $    486,199    $    (68,959)     $     79,583
                                                ============    ============      ============

                                                               CLASS C SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS         YEAR
                                                    ENDED          ENDED             ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING GROWTH AND INCOME FUND
 (NUMBER OF SHARES)
Shares sold                                           44,807          75,173            27,749
Shares issued as reinvestment of dividends                58              --             5,672
Shares redeemed                                      (66,108)        (33,599)          (90,115)
                                                ------------    ------------      ------------
Net increase (decrease) in shares outstanding        (21,243)         41,574           (56,694)
                                                ============    ============      ============
ING GROWTH AND INCOME FUND ($)
Shares sold                                     $    342,593    $    739,824      $    319,229
Shares issued as reinvestment of dividends               496              --            70,102
Shares redeemed                                     (518,146)       (329,202)         (989,656)
                                                ------------    ------------      ------------
Net increase (decrease)                         $   (175,057)   $    410,622      $   (600,325)
                                                ============    ============      ============

                                                               CLASS I SHARES
                                                ------------------------------------------------
                                                    YEAR        SEVEN MONTHS          YEAR
                                                   ENDED            ENDED            ENDED
                                                MAY 31, 2003    MAY 31, 2002    OCTOBER 31, 2001
                                                ------------    ------------    ----------------
ING GROWTH AND INCOME FUND
 (NUMBER OF SHARES)
Shares sold                                        2,997,730       1,222,723         1,860,206
Shares issued as reinvestment of dividends           217,332         130,366         2,051,188
Shares redeemed                                   (7,422,007)     (5,192,229)       (6,525,134)
                                                ------------    ------------      ------------
Net decrease in shares outstanding                (4,206,945)     (3,839,140)       (2,613,740)
                                                ============    ============      ============
ING GROWTH AND INCOME FUND ($)
Shares sold                                     $ 23,128,158    $ 12,035,970      $ 20,797,925
Shares issued as reinvestment of dividends         1,716,407       1,304,967        25,516,783
Shares redeemed                                  (57,896,374)    (51,213,867)      (74,169,298)
                                                ------------    ------------      ------------
Net decrease                                    $(33,051,809)   $(37,872,930)     $(27,854,590)
                                                ============    ============      ============

--------------------------------------------------------------------------------

NOTE 11 -- REORGANIZATION

On April 26, 2003, Technology Fund, as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of ING Global Information Technology Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

                                                                                             ACQUIRING FUND
 ACQUIRING                  ACQUIRED             TOTAL NET ASSETS OF   TOTAL NET ASSETS OF     UNREALIZED
   FUND                       FUND                  ACQUIRED FUND         ACQUIRING FUND      DEPRECIATION
   ----                       ----                  -------------         --------------      ------------
Technology     ING Global Information Techonogy      $34,021,849           $13,509,031       $ (9,133,241)

The net assets of Technology Fund after the reorganization were $47,530,880.

NOTE 12 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders for the year ended May 31, 2003 were as follows:

                        ORDINARY
                         INCOME
                       ----------
Balanced               $1,136,452
Growth and Income       2,013,548

The tax composition of dividends and distributions to shareholders for the seven months ended May 31, 2002 were as follows:

                        ORDINARY
                         INCOME
                       ----------
Small Company          $  643,963
Balanced                1,604,470
Growth and Income       1,398,975

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and other differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of May 31, 2003:

                                                            ACCUMULATED NET
                       PAID-IN       UNDISTRIBUTED NET   REALIZED GAINS (LOSSES)
                       CAPITAL       INVESTMENT INCOME       ON INVESTMENTS
                    -------------    -----------------       --------------
Growth              $    (423,111)     $     423,111         $          --
Small Company            (267,958)          (171,388)              439,346
Technology            327,796,261            242,880          (328,039,141)
Balanced                     (399)           422,868              (422,469)
Growth and Income         (32,774)           142,869              (110,095)

--------------------------------------------------------------------------------

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2003:

                            AMOUNT         EXPIRATION DATES
                        -------------      ----------------
Growth                  $ 141,177,255         2009-2011
Small Company              64,112,190         2009-2011
Technology                  3,346,611*        2007-2011
Value Opportunity           7,555,380         2009-2011
Balanced                    6,938,991         2009-2011
Growth and Income         153,557,031         2009-2011

The following represents the tax-basis components of distributable earnings as of May 31, 2003:

                                             UNREALIZED          CAPITAL          POST OCTOBER
                        UNDISTRIBUTED       APPRECIATION          LOSS               LOSSES
                       ORDINARY INCOME     (DEPRECIATION)     CARRYFORWARDS         DEFERRED
                       ---------------     --------------     --------------     --------------
Growth                    $      --        $  10,152,821      $(141,177,255)     $  (12,884,841)
Small Company                    --           34,488,824        (64,112,190)        (10,785,053)
Technology                       --          (17,906,639)        (3,346,611)*      (325,212,976)*
Value Opportunity             67,559           2,392,124         (7,555,380)         (1,152,083)
Balanced                   1,153,029           8,540,177         (6,938,991)         (2,632,116)
Growth and Income                --           21,527,386       (153,557,031)        (14,628,917)

* A portion of the amount of these losses may be limited in the future for Technology due to previous fund mergers.

ING
Growth
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.2%
                      AEROSPACE/DEFENSE: 1.3%
     49,700           Lockheed Martin Corp.                        $  2,307,074
                                                                   ------------
                                                                      2,307,074
                                                                   ------------
                      BEVERAGES: 3.1%
     82,700           Coca-Cola Co.                                   3,768,639
     80,200           Pepsi Bottling Group, Inc.                      1,635,278
                                                                   ------------
                                                                      5,403,917
                                                                   ------------
                      BIOTECHNOLOGY: 2.3%
     42,632     @     Amgen, Inc.                                     2,758,717
     19,900     @     Genentech, Inc.                                 1,245,939
                                                                   ------------
                                                                      4,004,656
                                                                   ------------
                      COMMERCIAL SERVICES: 1.9%
     56,600     @     Apollo Group, Inc.                              3,306,572
                                                                   ------------
                                                                      3,306,572
                                                                   ------------
                      COMPUTERS: 2.5%
    142,800     @     Dell Computer Corp.                             4,468,212
                                                                   ------------
                                                                      4,468,212
                                                                   ------------
                      COSMETICS/PERSONAL CARE: 4.7%
     39,500           Estee Lauder Cos., Inc.                         1,316,140
    101,600           Gillette Co.                                    3,414,776
     37,800           Procter & Gamble Co.                            3,470,796
                                                                   ------------
                                                                      8,201,712
                                                                   ------------
                      DIVERSIFIED FINANCIAL SERVICES: 7.9%
     30,400           American Express Co.                            1,266,464
     30,200           Bear Stearns Cos., Inc.                         2,333,554
     27,700           Capital One Financial Corp.                     1,334,309
     39,300           Citigroup, Inc.                                 1,612,086
     38,600           Fannie Mae                                      2,856,400
     16,800           Goldman Sachs Group, Inc.                       1,369,200
     40,000           Merrill Lynch & Co., Inc.                       1,732,000
     29,300           Morgan Stanley                                  1,340,475
                                                                   ------------
                                                                     13,844,488
                                                                   ------------
                      HAND/MACHINE TOOLS: 1.0%
     39,500           Black & Decker Corp.                            1,710,745
                                                                   ------------
                                                                      1,710,745
                                                                   ------------
                      HEALTHCARE-PRODUCTS: 5.7%
     25,800     @     Boston Scientific Corp.                         1,344,180
     18,400           Hillenbrand Industries, Inc.                      941,160
     76,700           Johnson & Johnson                               4,168,645
     22,900     @     St. Jude Medical, Inc.                          1,284,690
     40,500     @     Varian Medical Systems, Inc.                    2,257,875
                                                                   ------------
                                                                      9,996,550
                                                                   ------------
                      HEALTHCARE-SERVICES: 3.7%
     29,600           Aetna, Inc.                                     1,699,632
     22,800     @     Anthem, Inc.                                    1,672,380
     42,300     @     Coventry Health Care, Inc.                      1,846,818
     13,200           UnitedHealth Group, Inc.                        1,266,408
                                                                   ------------
                                                                      6,485,238
                                                                   ------------
                      HOUSEHOLD PRODUCTS/WARES: 1.4%
     54,000           Clorox Co.                                      2,411,640
                                                                   ------------
                                                                      2,411,640
                                                                   ------------
                      INSURANCE: 0.9%
     52,700    @@     Willis Group Holdings Ltd.                      1,666,374
                                                                   ------------
                                                                      1,666,374
                                                                   ------------
                      INTERNET: 5.5%
     26,600     @     eBay, Inc.                                      2,705,486
     75,000     @     Symantec Corp.                                  3,391,500
    119,800     @     Yahoo!, Inc.                                    3,576,030
                                                                   ------------
                                                                      9,673,016
                                                                   ------------
                      LODGING: 0.8%
     33,100     @     Harrah's Entertainment, Inc.                    1,326,979
                                                                   ------------
                                                                      1,326,979
                                                                   ------------
                      MEDIA: 1.9%
    119,600     @     Fox Entertainment Group, Inc.                   3,361,956
                                                                   ------------
                                                                      3,361,956
                                                                   ------------
                      MISCELLANEOUS MANUFACTURING: 5.8%
     35,007           Danaher Corp.                                   2,342,668
     19,900           Eaton Corp.                                     1,670,207
    215,900           General Electric Co.                            6,196,330
                                                                   ------------
                                                                     10,209,205
                                                                   ------------
                      OIL & GAS: 1.9%
     22,365           Apache Corp.                                    1,474,301
     40,400   @,@@    Nabors Industries Ltd.                          1,821,232
                                                                   ------------
                                                                      3,295,533
                                                                   ------------
                      OIL & GAS SERVICES: 4.1%
     42,500     @     BJ Services Co.                                 1,730,175
    154,200           Halliburton Co.                                 3,680,754
     42,800     @     Smith Intl., Inc.                               1,750,092
                                                                   ------------
                                                                      7,161,021
                                                                   ------------
                      PHARMACEUTICALS: 12.2%
     33,700           Allergan, Inc.                                  2,430,107
     23,400     @     Barr Laboratories, Inc.                         1,234,350
     60,300     @     Forest Laboratories, Inc.                       3,045,150
     32,800     @     Gilead Sciences, Inc.                           1,730,528
    286,470           Pfizer, Inc. ADR                                8,886,299
     49,100    @@     Teva Pharmaceutical Industries ADR              2,488,830
     46,800     @     Watson Pharmaceuticals, Inc.                    1,732,536
                                                                   ------------
                                                                     21,547,800
                                                                   ------------
                      RETAIL: 3.9%
     20,100     @     Bed Bath & Beyond, Inc.                           840,984
     88,700           Home Depot, Inc.                                2,881,863
     59,200           Wal-Mart Stores, Inc.                           3,114,512
                                                                   ------------
                                                                      6,837,359
                                                                   ------------
                      SEMICONDUCTORS: 7.7%
    238,100           Intel Corp.                                     4,962,004
     81,800           Linear Technology Corp.                         2,974,248
     67,700     @     Novellus Systems, Inc.                          2,345,805
     24,900     @     QLogic Corp.                                    1,247,241
     94,600           Texas Instruments, Inc.                         1,939,300
                                                                   ------------
                                                                     13,468,598
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Growth
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                      SOFTWARE: 11.6%
     40,700     @     Electronic Arts, Inc.                        $  2,790,392
     68,800           First Data Corp.                                2,849,696
     55,000     @     Mercury Interactive Corp.                       2,162,050
    346,400           Microsoft Corp.                                 8,524,904
    314,300     @     Oracle Corp.                                    4,089,043
                                                                   ------------
                                                                     20,416,085
                                                                   ------------
                      TELECOMMUNICATIONS: 3.4%
     94,800   @,@@    Amdocs Ltd.                                     1,849,548
    252,800     @     Cisco Systems, Inc.                             4,115,584
                                                                   ------------
                                                                      5,965,132
                                                                   ------------
                      Total Common Stock
                        (Cost $151,610,052)                         167,069,862
                                                                   ------------

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 4.5%
$ 7,942,000     State Street Bank Repurchase Agreement, dated
                  05/30/03, 1.250%, due 06/02/03 $7,942,827 to
                  be received upon repurchase (Collateralized
                  by $8,005,000 Federal Home Loan Bank, 3.650%
                  Market Value $8,105,063 due 04/09/18)            $  7,942,000
                                                                   ------------
                Total Short-Term Investment
                  (Cost $7,942,000)                                   7,942,000
                                                                   ------------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST $159,552,052)*                     99.7%   $175,011,862
                OTHER ASSETS AND LIABILITIES-NET            0.3%        571,432
                                                         ------    ------------
                NET ASSETS                                100.0%   $175,583,294
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depositary Receipt
*    Cost for federal income tax purposes is $164,859,041.

     Net unrealized appreciation consists of:
                Gross Unrealized Appreciation                      $ 17,244,574
                Gross Unrealized Depreciation                        (7,091,753)
                                                                   ------------
                Net Unrealized Appreciation                        $ 10,152,821
                                                                   ============

Information concerning open futures contracts at May 31, 2003 is shown below:

                      NO. OF          NOTIONAL        EXPIRATION      UNREALIZED
                    CONTRACTS       MARKET VALUE         DATE            GAIN
                    ---------       ------------         ----            ----
LONG CONTRACTS
--------------
S&P 500 Index          17            $4,094,025         Jun-03         $334,938

                 See Accompanying Notes to Financial Statements

ING
Small
Company
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.0%
                      AEROSPACE/DEFENSE: 1.1%
     52,525           Engineered Support Systems, Inc.             $  2,070,010
     25,675     @     Moog, Inc.                                        860,113
                                                                   ------------
                                                                      2,930,123
                                                                   ------------
                      AGRICULTURE: 0.6%
     68,600           Delta & Pine Land Co.                           1,608,670
                                                                   ------------
                                                                      1,608,670
                                                                   ------------
                      APPAREL: 1.0%
    159,950     @     Quiksilver, Inc.                                2,707,954
                                                                   ------------
                                                                      2,707,954
                                                                   ------------
                      BANKS: 4.1%
     79,900           Chittenden Corp.                                2,208,436
     42,175           Community First Bankshares, Inc.                1,169,513
     71,975           Cullen/Frost Bankers, Inc.                      2,452,188
     58,975     @     First Republic Bank                             1,559,889
     53,975     @     Local Financial Corp.                             819,341
     38,200           Provident Bankshares Corp.                        979,066
     58,875    @@     R&G Financial Corp.                             1,672,050
                                                                   ------------
                                                                     10,860,483
                                                                   ------------
                      BIOTECHNOLOGY: 0.6%
     56,475     @     Integra LifeSciences Holdings Corp.             1,593,724
                                                                   ------------
                                                                      1,593,724
                                                                   ------------
                      BUILDING MATERIALS: 0.8%
     46,100     @     Trex Co., Inc.                                  1,975,385
                                                                   ------------
                                                                      1,975,385
                                                                   ------------
                      CHEMICALS: 0.4%
     24,675     @     Cabot Microelectronics Corp.                    1,141,219
                                                                   ------------
                                                                      1,141,219
                                                                   ------------
                      COMMERCIAL SERVICES: 4.6%
     41,200     @     Advisory Board Co.                              1,581,256
     72,425           Banta Corp.                                     2,503,732
     63,975     @     Corinthian Colleges, Inc.                       3,009,384
    104,875     @     FTI Consulting, Inc.                            3,849,961
     60,825           Rollins, Inc.                                   1,253,603
                                                                   ------------
                                                                     12,197,936
                                                                   ------------
                      COMPUTERS: 9.0%
    100,100     @     CACI Intl., Inc.                                3,308,305
     80,400     @     Hutchinson Technology, Inc.                     2,427,276
     76,475           Imation Corp.                                   2,636,858
     44,600     @     Intergraph Corp.                                  995,026
    161,375     @     Iomega Corp.                                    1,725,099
    155,000     @     Lexar Media, Inc.                               1,147,000
    102,000     @     Neoware Systems, Inc.                           1,178,100
     77,600     @     NetScreen Technologies, Inc.                    1,737,464
    140,850     @     Sandisk Corp.                                   5,117,081
    267,375     @     Western Digital Corp.                           3,347,535
                                                                   ------------
                                                                     23,619,744
                                                                   ------------
                      COSMETICS/PERSONAL CARE 0.3%
     53,625     @     Chattem, Inc.                                     755,576
                                                                   ------------
                                                                        755,576
                                                                   ------------
                      DISTRIBUTION/WHOLESALE: 1.8%
     56,150     @     Brightpoint, Inc.                                 711,982
    111,375     @     Handleman Co.                                   2,031,480
     58,500           Hughes Supply, Inc.                             2,097,225
                                                                   ------------
                                                                      4,840,687
                                                                   ------------
                      DIVERSIFIED FINANCIAL SERVICES: 0.7%
    129,100           Friedman Billings Ramsey
                      Group, Inc.                                     1,717,030
                                                                   ------------
                                                                      1,717,030
                                                                   ------------
                      ELECTRIC: 0.7%
     71,150           PNM Resources, Inc.                             1,889,033
                                                                   ------------
                                                                      1,889,033
                                                                   ------------
                      ELECTRICAL COMPONENTS & EQUIPMENT: 2.1%
     80,975           Ametek, Inc.                                    3,013,080
     92,400     @     Rayovac Corp.                                   1,163,316
     36,450     @     Wilson Greatbatch Technologies, Inc.            1,341,360
                                                                   ------------
                                                                      5,517,756
                                                                   ------------
                      ELECTRONICS: 3.4%
     35,125           Analogic Corp.                                  1,791,375
    123,175     @     Benchmark Electronics, Inc.                     3,503,097
     68,325     @     Itron, Inc.                                     1,485,385
     96,725     @     Paxar Corp.                                     1,087,189
     40,200     @     Trimble Navigation Ltd.                         1,082,586
                                                                   ------------
                                                                      8,949,632
                                                                   ------------
                      ENGINEERING & CONSTRUCTION: 0.4%
     43,800     @     Washington Group Intl., Inc.                      944,766
                                                                   ------------
                                                                        944,766
                                                                   ------------
                      ENTERTAINMENT: 1.4%
    235,250     @     Alliance Gaming Corp.                           3,792,230
                                                                   ------------
                                                                      3,792,230
                                                                   ------------
                      ENVIRONMENTAL CONTROL: 0.6%
     43,400     @     Waste Connections, Inc.                         1,478,204
                                                                   ------------
                                                                      1,478,204
                                                                   ------------
                      FOOD: 2.2%
     80,675     @     Hain Celestial Group, Inc.                      1,394,064
     83,575     @     Ralcorp Holdings, Inc.                          2,101,911
    105,000           Sensient Technologies Corp.                     2,377,200
                                                                   ------------
                                                                      5,873,175
                                                                   ------------
                      GAS: 1.2%
    150,075           Oneok, Inc.                                     3,057,028
                                                                   ------------
                                                                      3,057,028
                                                                   ------------
                      HEALTHCARE-PRODUCTS: 1.2%
     44,375           Cooper Cos., Inc.                               1,531,825
     79,525     @     Wright Medical Group, Inc.                      1,620,720
                                                                   ------------
                                                                      3,152,545
                                                                   ------------
                      HEALTHCARE-SERVICES: 2.1%
     77,400     @     Odyssey HealthCare, Inc.                        2,288,718
    118,000     @     Option Care, Inc.                               1,221,300
     92,700     @     Select Medical Corp.                            1,979,145
                                                                   ------------
                                                                      5,489,163
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Small
Company
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                      HOME BUILDERS: 1.7%
     80,500           Standard-Pacific Corp.                       $  2,767,590
     44,000           Winnebago Industries                            1,749,440
                                                                   ------------
                                                                      4,517,030
                                                                   ------------
                      HOUSEHOLD PRODUCTS/WARES: 3.0%
    161,975     @     American Greetings                              2,871,817
     57,150     @     Central Garden and Pet Co.                      1,425,892
     94,450           Harland John H. Co.                             2,301,746
     45,700     @     Jarden Corp.                                    1,334,440
                                                                   ------------
                                                                      7,933,895
                                                                   ------------
                      INSURANCE: 2.9%
     37,825           Delphi Financial Group                          1,736,924
     37,100           Landamerica Financial Group, Inc.               1,749,265
     74,350           Odyssey Re Holdings Corp.                       1,533,841
     27,175     @     Philadelphia Consolidated Holding Co.           1,111,729
     56,475     @     Stewart Information Services Corp.              1,578,476
                                                                   ------------
                                                                      7,710,235
                                                                   ------------
                      INTERNET: 2.3%
    127,800           Netbank, Inc.                                   1,695,906
     75,000     @     United Online, Inc.                             1,615,500
    219,025     @     WebEx Communications, Inc.                      2,827,613
                                                                   ------------
                                                                      6,139,019
                                                                   ------------
                      INVESTMENT COMPANIES: 1.4%
    132,525           American Capital Strategies Ltd.                3,624,559
                                                                   ------------
                                                                      3,624,559
                                                                   ------------
                      LEISURE TIME: 0.3%
     89,225     @     K2, Inc.                                          859,237
                                                                   ------------
                                                                        859,237
                                                                   ------------
                      MACHINERY-CONSTRUCTION & MINING: 0.6%
     81,125     @     Terex Corp.                                     1,439,969
                                                                   ------------
                                                                      1,439,969
                                                                   ------------
                      MACHINERY-DIVERSIFIED: 0.6%
     35,350           Briggs & Stratton                               1,629,281
                                                                   ------------
                                                                      1,629,281
                                                                   ------------
                      MEDIA: 1.4%
     68,950     @     Cumulus Media, Inc.                             1,247,305
     33,225           Liberty Corp.                                   1,445,287
     80,975     @     XM Satellite Radio Holdings, Inc.                 908,540
                                                                   ------------
                                                                      3,601,132
                                                                   ------------
                      MISCELLANEOUS MANUFACTURING: 0.9%
     57,925           AO Smith Corp.                                  1,840,857
     72,625     @     EnPro Industries, Inc.                            615,134
                                                                   ------------
                                                                      2,455,991
                                                                   ------------
                      OIL & GAS: 2.4%
    117,750     @     Denbury Resources, Inc.                         1,430,662
     79,975           Patina Oil & Gas Corp.                          3,166,210
    107,300     @     Southwestern Energy Co.                         1,611,646
                                                                   ------------
                                                                      6,208,518
                                                                   ------------
                      OIL & GAS SERVICES: 2.2%
     50,000     @     Lone Star Technologies                          1,239,000
    100,925     @     Oceaneering Intl., Inc.                         2,770,391
     48,600     @     Seacor Smit, Inc.                               1,894,914
                                                                   ------------
                                                                      5,904,305
                                                                   ------------
                      PACKAGING & CONTAINERS: 0.6%
    242,050     @     Crown Holdings, Inc.                            1,604,791
                                                                   ------------
                                                                      1,604,791
                                                                   ------------
                      PHARMACEUTICALS: 6.0%
    230,175     @     Alkermes, Inc.                                  2,966,956
     40,000   @,@@    Angiotech Pharmaceuticals, Inc.                 1,188,400
    115,325     @     Atherogenics, Inc.                              1,441,562
     45,800     @     Atrix Labs, Inc.                                  948,930
    138,150     @     Cell Therapeutics, Inc.                         1,728,256
    133,800     @     Inspire Pharmaceuticals, Inc.                   1,635,036
     60,100     @     MGI Pharma, Inc.                                1,209,813
     59,975     @     Neurocrine Biosciences, Inc.                    3,040,133
     33,300     @     Trimeris, Inc.                                  1,642,689
                                                                   ------------
                                                                     15,801,775
                                                                   ------------
                      REITS: 7.1%
     90,900           Acadia Realty Trust                               815,373
     87,600           Alexandria Real Estate Equities, Inc.           3,880,680
     54,050           CBL & Associates Properties, Inc.               2,343,608
     29,750           Centerpoint Properties Trust                    1,768,637
     59,125           Equity One, Inc.                                  960,781
     84,325           Newcastle Investment Corp.                      1,470,628
     52,450           Reckson Associates Realty Corp.                 1,062,113
    113,575           Senior Housing Properties Trust                 1,513,955
     64,325           SL Green Realty Corp.                           2,221,786
     56,900           Taubman Centers, Inc.                           1,103,860
     56,275           Washington Real Estate
                      Investment Trust                                1,544,749
                                                                   ------------
                                                                     18,686,170
                                                                   ------------
                      RETAIL: 4.9%
     96,825           Claire's Stores, Inc.                           2,896,036
    124,575     @     Movie Gallery, Inc.                             2,322,078
     48,675     @     Pacific Sunwear Of California                   1,093,241
    119,975     @     Panera Bread Co.                                4,188,327
     89,675     @     Select Comfort Corp.                            1,439,284
     51,275     @     United Auto Group, Inc.                           963,970
                                                                   ------------
                                                                     12,902,936
                                                                   ------------
                      SAVINGS & LOANS: 3.5%
    115,975           Commercial Federal Corp.                        2,605,958
     50,450     @     FirstFed Financial Corp.                        1,711,768
    107,950           Flagstar Bancorp, Inc.                          2,137,410
     79,850           Waypoint Financial Corp.                        1,493,994
     38,200           WSFS Financial Corp.                            1,400,412
                                                                   ------------
                                                                      9,349,542
                                                                   ------------
                      SEMICONDUCTORS: 2.2%
    112,100     @     Artisan Components, Inc.                        2,469,563
    120,600     @     Power Integrations, Inc.                        3,215,075
                                                                   ------------
                                                                      5,684,638
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Small
Company
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                      SOFTWARE: 6.4%
    160,500     @     Activision, Inc.                             $  2,725,290
     83,575     @     Avid Technology, Inc.                           2,819,820
     32,400     @     Group 1 Software, Inc.                            701,104
     40,350     @     Hyperion Solutions Corp.                        1,271,025
     80,200     @     Mantech Intl. Corp.                             1,426,758
    140,700     @     Micromuse, Inc.                                 1,335,243
    100,850     @     NETIQ Corp.                                     1,496,614
     55,900     @     Serena Software, Inc.                           1,106,820
    161,975     @     Take-Two Interactive Software                   4,089,869
                                                                   ------------
                                                                     16,972,543
                                                                   ------------
                      TELECOMMUNICATIONS: 3.9%
     96,825     @     Boston Communications Group                     1,575,343
    380,775     @     Cincinnati Bell, Inc.                           1,941,952
     28,250     @     Commonwealth Telephone Enterprises, Inc.        1,186,782
    191,275     @     Crown Castle Intl. Corp.                        1,593,321
    524,425     @     Enterasys Networks, Inc.                        1,819,755
    136,100     @     Metro One Telecommunications                      736,301
    290,200     @     Sonus Networks, Inc.                            1,349,430
                                                                   ------------
                                                                     10,202,884
                                                                   ------------
                      TRANSPORTATION: 0.4%
     40,350     @     Yellow Corp.                                    1,060,398
                                                                   ------------
                                                                      1,060,398
                                                                   ------------
                      Total Common Stock
                        (Cost $215,024,869)                         250,380,911
                                                                   ------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 4.9%
$12,894,000     State Street Bank Repurchase Agreement, dated
                  05/30/03, 1.250%, due 06/02/03 $12,895,343 to
                  be received upon repurchase (Collateralized
                  by $13,085,000 Federal National Mortgage
                  Association, 1.800% Market Value $13,155,895
                  due 04/15/05)                                    $ 12,894,000
                                                                   ------------
                Total Short-Term Investment
                  (Cost $12,894,000)                                 12,894,000
                                                                   ------------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST $227,918,869)*                     99.9%   $263,274,911
                OTHER ASSETS AND LIABILITIES-NET            0.1         392,327
                                                         ------    ------------
                NET ASSETS                                100.0%   $263,667,238
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is $228,786,087. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                      $ 39,591,552
                Gross Unrealized Depreciation                        (5,102,728)
                                                                   ------------
                Net Unrealized Appreciation                        $ 34,488,824
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Technology
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.5%
                      COMMERCIAL SERVICES: 2.7%
     60,000   @,@@    Accenture Ltd.                               $  1,051,200
     28,800     @     Cendant Corp.                                     483,840
                                                                   ------------
                                                                      1,535,040
                                                                   ------------
                      COMPUTERS: 18.7%
     10,900     @     Affiliated Computer Services, Inc.                505,106
        200     @     Anteon Intl. Corp.                                  5,014
    186,000     @     Brocade Communications Systems, Inc.            1,129,020
     14,500     @     Computer Sciences Corp.                           575,650
     66,300     @     Dell Computer Corp.                             2,074,527
     30,000           Electronic Data Systems Corp.                     604,500
    121,550     @     EMC Corp.-Mass.                                 1,315,171
     92,100           Hewlett-Packard Co.                             1,795,950
     15,962           International Business Machines Corp.           1,405,294
     39,000     @     McData Corp.                                      524,550
     21,500     @     Sungard Data Systems, Inc.                        494,500
                                                                   ------------
                                                                     10,429,282
                                                                   ------------
                      ELECTRONICS: 3.7%
      9,600     @     Cymer, Inc.                                       319,680
     66,200   @,@@    Flextronics Intl. Ltd.                            701,720
     14,700    @@     Koninklijke Philips Electronics NV                287,956
      3,571     @     SAFLINK Corp.                                      16,177
    125,500     @     Sanmina-SCI Corp.                                 717,860
                                                                   ------------
                                                                      2,043,393
                                                                   ------------
                      INTERNET: 9.8%
     36,950     @     Amazon.Com, Inc.                                1,327,983
     22,750     @     eBay, Inc.                                      2,313,902
    107,638     @     Openwave Systems, Inc.                            260,484
     26,200     @     USA Interactive                                 1,007,390
     17,520     @     Yahoo!, Inc.                                      522,972
                                                                   ------------
                                                                      5,432,731
                                                                   ------------
                      MEDIA: 1.2%
     42,430     @     AOL Time Warner, Inc.                             645,785
                                                                   ------------
                                                                        645,785
                                                                   ------------
                      RETAIL: 1.8%
     13,550     @     Best Buy Co., Inc.                                524,385
     11,250     @     CDW Computer Centers, Inc.                        458,325
                                                                   ------------
                                                                        982,710
                                                                   ------------
                      SEMICONDUCTORS: 36.4%
    165,100     @     Advanced Micro Devices, Inc.                    1,201,928
     32,550     @     Altera Corp.                                      627,564
     12,950     @     Analog Devices, Inc.                              499,222
    126,650     @     Applied Materials, Inc.                         1,970,674
     18,000     @     Applied Micro Circuits Corp.                       90,360
     57,694     @     Broadcom Corp.                                  1,412,349
     56,900     @     Fairchild Semiconductor Intl., Inc.               795,462
    110,071           Intel Corp.                                     2,293,880
     38,600     @     Intersil Corp.                                    943,384
     28,300     @     Kla-Tencor Corp.                                1,308,309
    110,400     @     Lam Research Corp.                              1,971,744
     99,990     @     Micron Technology, Inc.                         1,131,887
     53,750     @     Novellus Systems, Inc.                          1,862,437
     23,700     @     Nvidia Corp.                                      620,229
      8,600    @@     STMicroelectronics NV                             195,504
     10,000    @@     STMicroelectronics NV ADR                         228,100
     58,560   @,@@    Taiwan Semiconductor Manufacturing Co.
                        Ltd. ADR                                        593,798
     78,250           Texas Instruments, Inc.                         1,604,125
     30,950     @     Xilinx, Inc.                                      924,476
                                                                   ------------
                                                                     20,275,432
                                                                   ------------
                      SOFTWARE: 16.0%
     33,100     @     BMC Software, Inc.                                561,376
     78,600           Computer Associates Intl., Inc.                 1,703,262
     20,100     @     Electronic Arts, Inc.                           1,378,056
     16,060           First Data Corp.                                  665,205
     12,100     @     Intuit, Inc.                                      557,689
    100,788           Microsoft Corp.                                 2,480,393
    118,942     @     Oracle Corp.                                    1,547,435
                                                                   ------------
                                                                      8,893,416
                                                                   ------------
                      TELECOMMUNICATIONS: 7.2%
    134,352     @     Cisco Systems, Inc.                             2,187,250
     30,950    @@     Nokia OYJ                                         557,567
        113    @@     NTT Data Corp.                                    285,976
         65    @@     NTT DoCoMo, Inc.                                  137,785
     22,850           Qualcomm, Inc.                                    767,303
     15,340     @     RF Micro Devices, Inc.                             86,518
                                                                   ------------
                                                                      4,022,399
                                                                   ------------
                      Total Common Stock
                        (Cost $56,403,945)                           54,260,188
                                                                   ------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 1.2%
$   659,000     State Street Bank Repurchase Agreement, dated
                  05/30/03, 1.130%, due 06/02/03 $659,062 to
                  be received upon repurchase (Collateralized
                  by $555,000 U.S. Treasury Bond, 6.000% Market
                  Value $676,441 due 02/15/26)                     $    659,000
                                                                   ------------
                Total Short-Term Investment
                  (Cost $659,000)                                       659,000
                                                                   ------------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST $57,062,945)*                      98.7%   $ 54,919,188
                OTHER ASSETS AND LIABILITIES-NET            1.3         721,315
                                                         ------    ------------
                NET ASSETS                                100.0%   $ 55,640,503
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depositary Receipt
* Cost for federal income tax purposes is $72,818,986. Net unrealized depreciation consists of:

                Gross Unrealized Appreciation                      $  7,746,245
                Gross Unrealized Depreciation                       (25,646,043)
                                                                   ------------
                Net Unrealized Depreciation                        $(17,899,798)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Value
Opportunity
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 96.2%
                      AEROSPACE/DEFENSE: 0.4%
      4,525           Boeing Co.                                   $    138,782
                                                                   ------------
                                                                        138,782
                                                                   ------------
                      APPAREL: 2.5%
     18,550     @     Jones Apparel Group, Inc.                         544,628
     12,450     @     Reebok Intl. Ltd.                                 394,665
                                                                   ------------
                                                                        939,293
                                                                   ------------
                      BANKS: 6.8%
     13,000           Bank of America Corp.                             964,600
     19,675           National City Corp.                               665,409
     12,200           Wachovia Corp.                                    490,196
      7,975           Wells Fargo & Co.                                 385,193
                                                                   ------------
                                                                      2,505,398
                                                                   ------------
                      BEVERAGES: 3.3%
     19,625           Anheuser-Busch Cos., Inc.                       1,032,864
      4,075           PepsiCo, Inc.                                     180,115
                                                                   ------------
                                                                      1,212,979
                                                                   ------------
                      BIOTECHNOLOGY: 1.9%
     10,875     @     Amgen, Inc.                                       703,721
                                                                   ------------
                                                                        703,721
                                                                   ------------
                      CHEMICALS: 0.7%
     10,400           Sherwin-Williams Co.                              284,752
                                                                   ------------
                                                                        284,752
                                                                   ------------
                      COMMERCIAL SERVICES: 2.7%
     41,950     @     Cendant Corp.                                     704,760
     11,675           Equifax, Inc.                                     295,611
                                                                   ------------
                                                                      1,000,371
                                                                   ------------
                      COMPUTERS: 4.6%
     14,675     @     Dell Computer Corp.                               459,181
     37,600           Hewlett-Packard Co.                               733,200
      5,875           International Business Machines Corp.             517,235
                                                                   ------------
                                                                      1,709,616
                                                                   ------------
                      COSMETICS/PERSONAL CARE: 3.6%
     14,550           Procter & Gamble Co.                            1,335,981
                                                                   ------------
                                                                      1,335,981
                                                                   ------------
                      DIVERSIFIED FINANCIAL SERVICES: 12.2%
     14,000           Bear Stearns Cos., Inc.                         1,081,780
     25,175           Citigroup, Inc.                                 1,032,678
      8,850           Countrywide Financial Corp.                       651,802
      3,975           Fannie Mae                                        294,150
      6,250           Goldman Sachs Group, Inc.                         509,375
     20,950           JP Morgan Chase & Co.                             688,417
      5,325           Morgan Stanley                                    243,619
                                                                   ------------
                                                                      4,501,821
                                                                   ------------
                      ELECTRIC: 1.4%
      5,525           Dominion Resources, Inc.                          348,075
      2,850           Exelon Corp.                                      163,305
                                                                   ------------
                                                                        511,380
                                                                   ------------
                      ELECTRONICS: 0.2%
      4,375     @     Thomas & Betts Corp.                               67,288
                                                                   ------------
                                                                         67,288
                                                                   ------------
                      HEALTHCARE-PRODUCTS: 6.4%
     15,450           Bausch & Lomb, Inc.                               586,173
      5,750           CR Bard, Inc.                                     403,362
      8,600           Guidant Corp.                                     363,608
     18,350           Johnson & Johnson                                 997,323
                                                                   ------------
                                                                      2,350,466
                                                                   ------------
                      HEALTHCARE-SERVICES: 0.5%
      2,200     @     WellPoint Health Networks                         187,748
                                                                   ------------
                                                                        187,748
                                                                   ------------
                      HOUSEHOLD PRODUCTS/WARES: 1.9%
     38,850     @     American Greetings                                688,810
                                                                   ------------
                                                                        688,810
                                                                   ------------
                      INSURANCE: 2.6%
      2,200           Aflac, Inc.                                        72,402
      2,975           American Intl. Group                              172,193
      4,000           Progressive Corp.                                 288,000
      5,825           Safeco Corp.                                      210,516
      5,400           Torchmark Corp.                                   208,548
                                                                   ------------
                                                                        951,659
                                                                   ------------
                      MEDIA: 1.0%
      4,975     @     AOL Time Warner, Inc.                              75,719
      6,950     @     Clear Channel Communications, Inc.                282,865
                                                                   ------------
                                                                        358,584
                                                                   ------------
                      MISCELLANEOUS MANUFACTURING: 3.9%
     11,300           Cooper Industries Ltd.                            450,757
     22,350           General Electric Co                               641,445
     12,850           Honeywell Intl., Inc.                             336,670
                                                                   ------------
                                                                      1,428,872
                                                                   ------------
                      OFFICE/BUSINESS EQUIPMENT: 0.7%
     22,225     @     Xerox Corp.                                       242,919
                                                                   ------------
                                                                        242,919
                                                                   ------------
                      OIL & GAS: 6.0%
     11,950           Anadarko Petroleum Corp.                          588,896
      3,000           ConocoPhillips                                    161,910
     25,125           Exxon Mobil Corp.                                 914,550
     15,775           Occidental Petroleum Corp.                        532,249
                                                                   ------------
                                                                      2,197,605
                                                                   ------------
                      PACKAGING & CONTAINERS: 1.0%
     18,925     @     Pactiv Corp.                                      369,984
                                                                   ------------
                                                                        369,984
                                                                   ------------
                      PHARMACEUTICALS: 5.1%
     11,375           Abbott Laboratories                               506,756
     11,350           Bristol-Myers Squibb Co.                          290,560
      6,950           Merck & Co., Inc.                                 386,281
     22,000           Pfizer, Inc. ADR                                  682,440
                                                                   ------------
                                                                      1,866,037
                                                                   ------------
                      RETAIL: 3.7%
     14,500           Federated Department Stores                       471,250
      6,550           Home Depot, Inc.                                  212,809
     12,625           Wal-Mart Stores, Inc.                             664,201
                                                                   ------------
                                                                      1,348,260
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Value
Opportunity
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                      SAVINGS & LOANS: 1.9%
     17,450           Washington Mutual, Inc.                      $    711,611
                                                                   ------------
                                                                        711,611
                                                                   ------------
                      SEMICONDUCTORS: 2.7%
     29,725           Intel Corp.                                       619,469
      3,300           Maxim Integrated Products                         129,393
     13,400           Texas Instruments, Inc.                           274,700
                                                                   ------------
                                                                      1,023,562
                                                                   ------------
                      SOFTWARE: 7.6%
      4,650     @     Electronic Arts, Inc.                             318,804
     14,200           First Data Corp.                                  588,164
     52,375           Microsoft Corp.                                 1,288,949
     55,025     @     Novell, Inc.                                      183,233
     33,250     @     Oracle Corp.                                      432,583
                                                                   ------------
                                                                      2,811,733
                                                                   ------------
                      TELECOMMUNICATIONS: 10.5%
     16,150           AT&T Corp.                                        314,763
     88,150     @     AT&T Wireless Services, Inc.                      684,925
     10,100           BellSouth Corp.                                   267,751
     59,175     @     Cisco Systems, Inc.                               963,369
     13,875     @     Citizens Communications Co.                       170,940
     23,225           Motorola, Inc.                                    197,877
     14,150     @     Nextel Communications, Inc.                       212,109
     18,200           Qualcomm, Inc.                                    611,156
     12,125           Verizon Communications, Inc.                      458,931
                                                                   ------------
                                                                      3,881,821
                                                                   ------------
                      TRANSPORTATION: 0.4%
      2,050           FedEx Corp.                                       131,159
                                                                   ------------
                                                                        131,159
                                                                   ------------
                      Total Common Stock
                        (Cost $32,280,276)                           35,462,212
                                                                   ------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 1.7%
$   618,000     State Street Bank Repurchase Agreement, dated
                  05/30/03, 1.250%, due 06/02/03 $618,064 to
                  be received upon repurchase (Collateralized
                  by $630,000 Federal Home Loan Bank, 1.350%
                  Market Value $631,157 due 03/26/04)              $    618,000
                                                                   ------------
                Total Short-term Investment
                  (Cost $618,000)                                       618,000
                                                                   ------------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST $32,898,276)*                      97.9%   $ 36,080,212
                OTHER ASSETS AND LIABILITIES-NET            2.1         757,896
                                                         ------    ------------
                NET ASSETS                                100.0%   $ 36,838,108
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depositary Receipt
* Cost for federal income tax purposes is $33,688,088. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                      $  3,436,371
                Gross Unrealized Depreciation                        (1,044,247)
                                                                   ------------
                Net Unrealized Appreciation                        $  2,392,124
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 61.2%
                      AEROSPACE/DEFENSE: 0.9%
      4,900           Boeing Co.                                   $    150,283
      9,350           Goodrich Corp.                                    170,825
      8,250           Lockheed Martin Corp.                             382,965
      8,700           Rockwell Collins, Inc.                            199,926
      2,650           United Technologies Corp.                         180,863
                                                                   ------------
                                                                      1,084,862
                                                                   ------------
                      AGRICULTURE: 0.4%
     11,800           Altria Group, Inc.                                487,340
                                                                   ------------
                                                                        487,340
                                                                   ------------
                      APPAREL: 0.9%
      5,850     @     Jones Apparel Group, Inc.                         171,756
     12,850           Liz Claiborne, Inc.                               435,487
      4,750     @     Quiksilver, Inc.                                   80,418
      8,600     @     Reebok Intl. Ltd.                                 272,620
      9,900     @     Skechers U.S.A., Inc.                              74,052
                                                                   ------------
                                                                      1,034,333
                                                                   ------------
                      AUTO MANUFACTURERS: 0.5%
     35,900           Ford Motor Co.                                    376,950
      3,700           Paccar, Inc.                                      245,199
                                                                   ------------
                                                                        622,149
                                                                   ------------
                      AUTO PARTS & EQUIPMENT: 0.1%
      9,475     @     Dura Automotive Systems, Inc.                      85,465
                                                                   ------------
                                                                         85,465
                                                                   ------------
                      BANKS: 3.3%
     14,900           Bank of America Corp.                           1,105,580
      6,600           Bank One Corp.                                    246,576
     12,250           Hibernia Corp.                                    236,548
     11,900           National City Corp.                               402,458
     26,250           US Bancorp                                        622,125
     17,550           Wachovia Corp.                                    705,159
      9,700           Wells Fargo & Co.                                 468,510
                                                                   ------------
                                                                      3,786,956
                                                                   ------------
                      BEVERAGES: 1.2%
     14,250           Coca-Cola Co.                                     649,373
      3,550     @     Constellation Brands, Inc.                         97,874
     10,400           Pepsi Bottling Group, Inc.                        212,056
      9,950           PepsiCo, Inc.                                     439,790
                                                                   ------------
                                                                      1,399,093
                                                                   ------------
                      BIOTECHNOLOGY: 0.5%
      7,250     @     Amgen, Inc.                                       469,147
      3,925     @     Invitrogen Corp.                                  153,154
                                                                   ------------
                                                                        622,301
                                                                   ------------
                      CHEMICALS: 0.8%
      6,350           Dow Chemical Co.                                  201,930
      7,000           Du Pont EI de Nemours & Co.                       294,980
      4,825           HB Fuller Co.                                     114,932
      8,900           Rohm & Haas Co.                                   288,627
                                                                   ------------
                                                                        900,469
                                                                   ------------
                      COMMERCIAL SERVICES: 0.7%
      5,525     @     Corporate Executive Board Co.                     233,155
      5,950           H&R Block, Inc.                                   243,593
      9,150     @     Quintiles Transnational Corp.                     129,473
      3,750     @     Rent-A-Center, Inc.                               249,150
                                                                   ------------
                                                                        855,371
                                                                   ------------
                      COMPUTERS: 2.9%
     27,750     @     Dell Computer Corp.                               868,298
     12,100     @     EMC Corp.-Mass.                                   130,922
      5,400     @     Fidelity National Information Solutions, Inc.     141,966
     17,350           Hewlett-Packard Co.                               338,325
      9,800           International Business Machines Corp.             862,792
      3,700     @     Lexmark Intl., Inc.                               275,280
     10,075     @     Perot Systems Corp.                               106,896
      1,400     @     Synopsys, Inc.                                     85,806
     10,850     @     Veritas Software Corp.                            301,088
     19,575     @     Western Digital Corp.                             245,079
                                                                   ------------
                                                                      3,356,452
                                                                   ------------
                      COSMETICS/PERSONAL CARE: 1.5%
     16,000           Gillette Co.                                      537,760
     12,800           Procter & Gamble Co.                            1,175,296
                                                                   ------------
                                                                      1,713,056
                                                                   ------------
                      DISTRIBUTION/WHOLESALE: 0.2%
      2,100     @     Handleman Co.                                      38,304
      2,825     @     Scansource, Inc.                                   70,908
      3,950     @     Tech Data Corp.                                    98,276
                                                                   ------------
                                                                        207,488
                                                                   ------------
                      DIVERSIFIED FINANCIAL SERVICES: 6.4%
      5,225     @     Affiliated Managers Group                         287,375
      7,600           American Express Co.                              316,616
      3,450           Bear Stearns Cos., Inc.                           266,581
      6,100           Capital One Financial Corp.                       293,837
     45,100           Citigroup, Inc.                                 1,850,002
      3,700           Countrywide Financial Corp.                       272,505
     11,400           Fannie Mae                                        843,600
      9,850           Freddie Mac                                       589,129
     24,750           JP Morgan Chase & Co.                             813,285
      5,100           Lehman Brothers Holdings, Inc.                    365,313
     22,750           MBNA Corp.                                        456,138
     13,350           Merrill Lynch & Co., Inc.                         578,055
      6,250           Morgan Stanley                                    285,938
      3,750           New Century Financial Corp.                       175,125
                                                                   ------------
                                                                      7,393,499
                                                                   ------------
                      ELECTRIC: 1.5%
      6,200           Cinergy Corp.                                     235,228
     15,100           CMS Energy Corp.                                  119,592
      1,850           Dominion Resources, Inc.                          116,550
      5,150           Duke Energy Corp.                                  99,807
      6,550           Exelon Corp.                                      375,315
      4,650           FPL Group, Inc.                                   309,086
      3,300           PNM Resources, Inc.                                87,615
      5,800           PPL Corp.                                         234,552
      4,300           Southern Co.                                      135,364
                                                                   ------------
                                                                      1,713,109
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                      ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
     10,900     @     American Power Conversion                    $    169,059
      2,400           Emerson Electric Co.                              125,520
                                                                   ------------
                                                                        294,579
                                                                   ------------
                      ELECTRONICS: 0.5%
      3,100     @     Benchmark Electronics, Inc.                        88,164
      7,525     @     Itron, Inc.                                       163,594
      5,400   @,@@    Mettler Toledo Intl., Inc.                        193,482
      6,500     @     Waters Corp.                                      184,340
                                                                   ------------
                                                                        629,580
                                                                   ------------
                      ENTERTAINMENT: 0.3%
     12,025     @     Alliance Gaming Corp.                             193,843
      5,325     @     GTECH Holdings Corp.                              187,121
                                                                   ------------
                                                                        380,964
                                                                   ------------
                      ENVIRONMENTAL CONTROL: 0.1%
     15,200     @     Allied Waste Industries, Inc.                     150,176
                                                                   ------------
                                                                        150,176
                                                                   ------------
                      FOOD: 0.6%
      9,100           HJ Heinz Co.                                      300,937
      9,450           Kellogg Co.                                       332,640
      2,800           Sensient Technologies Corp.                        63,392
                                                                   ------------
                                                                        696,969
                                                                   ------------
                      FOREST PRODUCTS & PAPER: 0.1%
      3,450           International Paper Co.                           126,512
                                                                   ------------
                                                                        126,512
                                                                   ------------
                      GAS: 0.3%
     11,675           Oneok, Inc.                                       237,820
      3,250           Peoples Energy Corp.                              138,580
                                                                   ------------
                                                                        376,400
                                                                   ------------
                      HAND/MACHINE TOOLS: 0.2%
      4,100           Black & Decker Corp.                              177,571
                                                                   ------------
                                                                        177,571
                                                                   ------------
                      HEALTHCARE-PRODUCTS: 2.1%
      6,400           CR Bard, Inc.                                     448,960
      5,975     @     Edwards Lifesciences Corp.                        181,162
      7,250           Guidant Corp.                                     306,530
      4,100           Invacare Corp.                                    133,906
     16,750           Johnson & Johnson                                 910,363
      7,325     @     Respironics, Inc.                                 270,146
      3,575     @     Varian Medical Systems, Inc.                      199,306
                                                                   ------------
                                                                      2,450,373
                                                                   ------------
                      HEALTHCARE-SERVICES: 1.6%
      4,500           Aetna, Inc.                                       258,390
      3,950     @     Anthem, Inc.                                      289,732
     10,350     @     Humana, Inc.                                      134,447
      6,350     @     Pacificare Health Systems                         245,485
      6,325     @     Sierra Health Services                            129,536
      4,950           UnitedHealth Group, Inc.                          474,903
      3,850     @     WellPoint Health Networks                         328,559
                                                                   ------------
                                                                      1,861,052
                                                                   ------------
                      HOME BUILDERS: 0.2%
      2,650           Centex Corp.                                      205,720
                                                                   ------------
                                                                        205,720
                                                                   ------------
                      HOUSEHOLD PRODUCTS/WARES: 0.3%
     19,775     @     American Greetings                                350,611
                                                                   ------------
                                                                        350,611
                                                                   ------------
                      INSURANCE: 2.6%
     10,750           Aflac, Inc.                                       353,782
     11,950           Allstate Corp.                                    430,080
     14,700           American Intl. Group                              850,836
      6,250           Fidelity National Financial, Inc.                 194,188
      6,675           First American Corp.                              180,759
      2,900           Landamerica Financial Group, Inc.                 136,735
      8,950           Principal Financial Group                         284,252
      4,900           Progressive Corp.                                 352,800
      5,250           Safeco Corp.                                      189,735
                                                                   ------------
                                                                      2,973,167
                                                                   ------------
                      INTERNET: 0.6%
      1,800     @     eBay, Inc.                                        183,078
      5,400     @     eSpeed, Inc.                                       82,620
     12,750     @     RSA Security, Inc.                                142,673
      5,000     @     Symantec Corp.                                    226,100
                                                                   ------------
                                                                        634,471
                                                                   ------------
                      LODGING: 0.2%
      4,850     @     Harrah's Entertainment, Inc.                      194,437
                                                                   ------------
                                                                        194,437
                                                                   ------------
                      MACHINERY-DIVERSIFIED: 0.5%
      2,150     @     AGCO Corp.                                         38,442
      6,250           Deere & Co.                                       272,938
      3,950     @     Flowserve Corp.                                    71,693
      8,200           Rockwell Automation, Inc.                         193,930
                                                                   ------------
                                                                        577,003
                                                                   ------------
                      MEDIA: 2.0%
     25,550     @     AOL Time Warner, Inc.                             388,871
      3,400     @     Clear Channel Communications, Inc.                138,380
     13,250     @     Comcast Corp.                                     398,958
      5,525     @     Entercom Communications Corp.                     268,239
      1,550           Gannett Co., Inc.                                 122,450
      2,150           Media General, Inc.                               126,506
      3,550           Meredith Corp.                                    156,094
      2,650     @     Scholastic Corp.                                   82,574
     10,100     @     Viacom, Inc.                                      459,752
     11,650           Walt Disney Co.                                   228,923
                                                                   ------------
                                                                      2,370,747
                                                                   ------------
                      METAL FABRICATE/HARDWARE: 0.2%
      6,400           Quanex Corp.                                      204,160
                                                                   ------------
                                                                        204,160
                                                                   ------------
                      MISCELLANEOUS MANUFACTURING: 2.7%
      2,200           3M Co.                                            278,234
      8,300           Eastman Kodak Co.                                 254,312
     78,850           General Electric Co.                            2,262,995
      4,900           Honeywell Intl., Inc.                             128,380
     11,150    @@     Tyco Intl. Ltd.                                   197,355
                                                                   ------------
                                                                      3,121,276
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                      OFFICE/BUSINESS EQUIPMENT: 0.4%
     24,475           IKON Office Solutions, Inc.                  $    214,891
     22,950     @     Xerox Corp.                                       250,844
                                                                   ------------
                                                                        465,735
                                                                   ------------
                      OIL & GAS: 3.0%
      6,350           Anadarko Petroleum Corp.                          312,928
      6,150           ChevronTexaco Corp.                               436,281
      3,900           ConocoPhillips                                    210,483
     37,850           Exxon Mobil Corp.                               1,377,740
      6,450     @     Houston Exploration Co.                           201,563
     10,050           Marathon Oil Corp.                                258,587
      9,500           Occidental Petroleum Corp.                        320,530
     14,000     @     Tesoro Petroleum Corp.                             98,140
      8,350           Unocal Corp.                                      251,252
      5,925           Vintage Petroleum, Inc.                            69,915
                                                                   ------------
                                                                      3,537,419
                                                                   ------------
                      OIL & GAS SERVICES: 0.2%
     22,900     @     Veritas DGC, Inc.                                 214,115
                                                                   ------------
                                                                        214,115
                                                                   ------------
                      PACKAGING & CONTAINERS: 0.3%
      4,000           Ball Corp.                                        198,080
     10,250     @     Pactiv Corp.                                      200,388
                                                                   ------------
                                                                        398,468
                                                                   ------------
                      PHARMACEUTICALS: 3.8%
      9,050           Abbott Laboratories                               403,177
      6,350           Eli Lilly & Co.                                   379,540
      7,250     @     Forest Laboratories, Inc.                         366,125
     12,150           ICN Pharmaceuticals, Inc.                         182,250
     13,300     @     King Pharmaceuticals, Inc.                        190,323
      1,925     @     Medicis Pharmaceutical                            107,800
     21,150           Merck & Co., Inc.                               1,175,517
     44,850           Pfizer, Inc. ADR                                1,391,247
      4,650     @     Watson Pharmaceuticals, Inc.                      172,143
                                                                   ------------
                                                                      4,368,122
                                                                   ------------
                      PIPELINES: 0.1%
      1,725           Williams Energy Partners LP                        75,417
                                                                   ------------
                                                                         75,417
                                                                   ------------
                      REAL ESTATE: 0.2%
      6,650           LNR Property Corp.                                255,094
                                                                   ------------
                                                                        255,094
                                                                   ------------
                      REITS: 0.2%
      4,350           Chelsea Property Group, Inc.                      180,786
      2,525           Kimco Realty Corp.                                 94,435
                                                                   ------------
                                                                        275,221
                                                                   ------------
                      RETAIL: 3.4%
      6,975           Claire's Stores, Inc.                             208,622
     12,650           Dollar General Corp.                              236,555
      6,800           Federated Department Stores                       221,000
     13,450           Home Depot, Inc.                                  436,991
      4,000     @     Jack in the Box, Inc.                              84,080
     11,450           JC Penney Co., Inc.                               198,314
      4,450           Lowe's Cos., Inc.                                 188,057
      7,300           McDonald's Corp.                                  136,729
     11,850     @     Movie Gallery, Inc.                               220,884
     13,650     @     Office Depot, Inc.                                182,910
      8,850     @     ShopKo Stores, Inc.                               103,457
     11,175     @     Sports Authority, Inc.                            110,409
     13,700     @     Staples, Inc.                                     265,643
      4,675     @     United Auto Group, Inc.                            87,890
     24,850           Wal-Mart Stores, Inc.                           1,307,359
                                                                   ------------
                                                                      3,988,900
                                                                   ------------
                      SAVINGS & LOANS: 1.6%
     12,350           BankAtlantic Bancorp, Inc.                        142,519
      2,525           Downey Financial Corp.                            110,848
      7,225     @     FirstFed Financial Corp.                          245,144
     18,900           Flagstar Bancorp, Inc.                            374,220
      9,400           New York Community Bancorp, Inc.                  260,380
     13,900           Washington Mutual, Inc.                           566,842
      3,000           Webster Financial Corp.                           113,550
                                                                   ------------
                                                                      1,813,503
                                                                   ------------
                      SEMICONDUCTORS: 0.9%
     29,150     @     Applied Micro Circuits Corp.                      146,333
      9,375     @     Cirrus Logic, Inc.                                 33,094
     36,950           Intel Corp.                                       770,038
     23,300     @     Silicon Image, Inc.                               136,771
                                                                   ------------
                                                                      1,086,236
                                                                   ------------
                      SOFTWARE: 4.7%
      8,600     @     Citrix Systems, Inc.                              187,738
     14,150           Computer Associates Intl., Inc.                   306,631
     25,850     @     Compuware Corp.                                   156,910
      4,100     @     Electronic Arts, Inc.                             281,096
      4,150           First Data Corp.                                  171,893
      6,750           Inter-Tel, Inc.                                   123,593
      5,950     @     Intuit, Inc.                                      274,236
      4,800     @     Mercury Interactive Corp.                         188,688
     89,050           Microsoft Corp.                                 2,191,521
     13,150     @     NETIQ Corp.                                       195,146
     51,000     @     Novell, Inc.                                      169,830
     61,150     @     Oracle Corp.                                      795,562
     10,475     @     Pinnacle Systems, Inc.                            111,559
     25,475     @     ScanSoft, Inc.                                    147,730
     20,000     @     Siebel Systems, Inc.                              187,800
                                                                   ------------
                                                                      5,489,933
                                                                   ------------
                      TELECOMMUNICATIONS: 4.2%
     22,550     @     Arris Group, Inc.                                 117,260
     18,300           AT&T Corp.                                        356,667
     22,850     @     Avaya, Inc.                                       151,267
     24,250           BellSouth Corp.                                   642,867
      4,750           Black Box Corp.                                   176,748
     69,200     @     Cisco Systems, Inc.                             1,126,576
      5,625     @     Commonwealth Telephone Enterprises, Inc.          236,306
     11,450     @     Comverse Technology, Inc.                         174,155
      3,700           Harris Corp.                                      112,073
     22,950     @     Nextel Communications, Inc.                       344,021
      4,750           Qualcomm, Inc.                                    159,505
      3,350     @     SafeNet, Inc.                                      93,197
      7,750           Scientific-Atlanta, Inc.                          152,598
     27,800           Verizon Communications, Inc.                    1,052,230
                                                                   ------------
                                                                      4,895,470
                                                                   ------------
                      TOYS/GAMES/HOBBIES: 0.3%
      9,350           Hasbro, Inc.                                      149,694
     11,750           Mattel, Inc.                                      252,743
                                                                   ------------
                                                                        402,437
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                      TRANSPORTATION: 0.7%
     13,000           United Parcel Service, Inc.                  $    811,590
                                                                   ------------
                                                                        811,590
                                                                   ------------
                      Total Common Stock
                      (Cost $61,698,158)                             71,115,371
                                                                   ------------
PREFERRED STOCK: 0.0%
                      MEDIA: 0.0%
        100           Cablevision Systems Corp.                          10,450
          1     @     Paxson Communications Corp.                         9,425
        100           Primedia, Inc.                                      9,425
                                                                   ------------
                                                                         29,300
                                                                   ------------
                      Total Preferred Stock
                        (Cost $29,263)                                   29,300
                                                                   ------------
Number of
 Warrants                                                              Value
--------------------------------------------------------------------------------
WARRANTS: 0.0%
                      DISTRIBUTION/WHOLESALE: 0.0%
        193     @     Timco Aviation Services, Expires 02/27/07    $         --
                                                                   ------------
                      Total Warrants (Cost $0)                               --
                                                                   ------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 14.6%
                      ADVERTISING: 0.0%
$     5,000     #     RH Donnelley Finance Corp. I, 10.875%,
                        due 12/15/12                               $      5,687
                                                                   ------------
                                                                          5,687
                                                                   ------------
                      AEROSPACE/DEFENSE: 0.2%
     40,000           Boeing Co., 6.125%, due 02/15/33                   42,386
      5,000           L-3 Communications Corp., 7.625%,
                        due 06/15/12                                      5,475
    121,000           Raytheon Co., 6.150%, due 11/01/08                137,921
      5,000           Sequa Corp., 9.000%, due 08/01/09                   5,275
      5,000     #     Titan Corp., 8.000%, due 05/15/11                   5,162
                                                                   ------------
                                                                        196,219
                                                                   ------------
                      AGRICULTURE: 0.2%
     70,000     #     Bunge Ltd Finance Corp., 5.875%, due 05/15/13      72,133
      5,000     #     DIMON, Inc., 7.750%, due 06/01/13                   5,062
     65,000           RJ Reynolds Tobacco Holdings, Inc., 6.500%,
                        due 06/01/07                                     65,531
     50,000           RJ Reynolds Tobacco Holdings, Inc., 7.750%,
                        due 05/15/06                                     51,337
                                                                   ------------
                                                                        194,063
                                                                   ------------
                      APPAREL: 0.0%
     10,000           Levi Strauss & Co., 11.625%, due 01/15/08           8,600
     10,000     #     Oxford Industries, Inc., 8.875%, due 06/01/11      10,100
     10,000     #     Phillips-Van Heusen, 8.125%, due 05/01/13          10,300
                                                                   ------------
                                                                         29,000
                                                                   ------------
                      AUTO MANUFACTURERS: 0.5%
    220,000           Ford Motor Co., 6.375%, due 02/01/29              182,592
    110,000           Ford Motor Co., 6.625%, due 10/01/28               93,619
     50,000           Ford Motor Co., 7.250%, due 10/01/08               52,481
    182,000           General Motors Corp., 6.750%, due 05/01/28        167,168
    123,000           General Motors Corp., 7.200%, due 01/15/11        127,317
                                                                   ------------
                                                                        623,177
                                                                   ------------
                      AUTO PARTS & EQUIPMENT: 0.1%
      5,000     #     Advanced Accessory Systems LLC, 10.750%,
                        due 06/15/11                                      5,125
      5,000           Dana Corp., 10.125%, due 03/15/10                   5,475
     15,000           Lear Corp., 8.110%, due 05/15/09                   16,800
      5,000     #     TRW Automotive, Inc., 11.000%, due 02/15/13         5,237
                                                                   ------------
                                                                         32,637
                                                                   ------------
                      BANKS: 1.0%
    105,000           Bank One Corp., 4.900%, due 04/30/15              109,485
     30,000           BNY Capital I, 7.970%, due 12/31/26                35,765
    240,000   @@,#    Credit Suisse First Boston, 7.900%,
                        due 05/01/07                                    271,743
    145,000           First Security Cap I, 8.410%, due 12/15/26        179,532
     30,000           Fleet Capital Trust II, 7.920%, due 12/11/26       34,968
      5,000           FleetBoston Financial Corp., 6.875%,
                        due 01/15/28                                      5,950
     80,000           M&T Bank Corp., 3.850%, due 04/01/13               82,291
     90,000           NB Capital Trust IV, 8.250%, due 04/15/27         112,394
     90,000           Sovereign Bank, 5.125%, due 03/15/13               93,600
     90,000           US Bank National Association, 4.800%,
                        due 04/15/15                                     93,970
    100,000           US Bank National Association, 6.300%,
                        due 07/15/08                                    116,324
     15,000     #     Wells Fargo Capital A, 7.730%, due 12/01/26        17,857
                                                                   ------------
                                                                      1,153,879
                                                                   ------------
                      BUILDING MATERIALS: 0.0%
      5,000           Nortek Holdings, Inc., 9.875%, due 06/15/11         5,269
                                                                   ------------
                                                                          5,269
                                                                   ------------
                      CHEMICALS: 0.1%
     76,000           Dow Chemical Co., 5.750%, due 11/15/09             83,323
      5,000           Equistar Chemicals LP/Equistar Funding Corp.,
                        10.125%, due 09/01/08                             5,100
      5,000     #     Equistar Chemicals LP/Equistar Funding Corp.,
                        10.625%, due 05/01/11                             5,100
     30,000           IMC Global, Inc., 10.875%, due 06/01/08            33,450

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
                      CHEMICALS (CONTINUED):
$    30,000           Lyondell Chemical Co., 9.625%, due 05/01/07  $     29,625
                                                                   ------------
                                                                        156,598
                                                                   ------------
                      COMMERCIAL SERVICES: 0.1%
     10,000           Corrections Corp. of America, 7.500%,
                        due 05/01/11                                     10,275
     15,000     @@    Quebecor Media, Inc., 11.125%, due 07/15/11        16,687
     25,000     #     United Rentals North America, Inc., 10.750%,
                        due 04/15/08                                     26,750
                                                                   ------------
                                                                         53,712
                                                                   ------------
                      COMPUTERS: 0.0%
      5,000           Unisys Corp., 8.125%, due 06/01/06                  5,337
                                                                   ------------
                                                                          5,337
                                                                   ------------
                      COSMETICS/PERSONAL CARE: 0.0%
     10,000           Chattem, Inc., 8.875%, due 04/01/08                10,350
                                                                   ------------
                                                                         10,350
                                                                   ------------
                      DISTRIBUTION/WHOLESALE: 0.0%
        186           Timco Aviation Services, 8.000%,
                        due 01/02/07                                          1
                                                                   ------------
                                                                              1
                                                                   ------------
                      DIVERSIFIED FINANCIAL SERVICES: 1.3%
    125,000           Boeing Capital Corp., 7.375%, due 09/27/10        146,663
    100,000           Citicorp Capital I, 7.933%, due 02/15/27          120,905
     20,000     #     Corestates Capital Trust I, 8.000%,
                        due 12/15/26                                     24,420
    138,000           Countrywide Home Loans, Inc., 4.250%,
                        due 12/19/07                                    146,050
     40,000     #     Erac USA Finance Co., 8.000%, due 01/15/11         48,057
     45,000     #     Farmers Exchange Capital, 7.200%,
                        due 07/15/48                                     36,426
     60,000           Ford Motor Credit Co., 7.375%, due 10/28/09        62,574
     80,000           General Electric Capital Corp., 5.000%,
                        due 06/15/07                                     87,888
    229,000           General Electric Capital Corp., 6.000%,
                        due 06/15/12                                    261,011
     25,000           Goldman Sachs Group, Inc., 5.700%,
                        due 09/01/12                                     27,734
     10,000     #     HLI Operating Co., Inc., 10.500%,
                        due 06/15/10                                     10,300
     60,000           International Lease Finance Corp., 5.875%,
                        due 05/01/13                                     64,879
    110,000           Lehman Brothers Holdings, Inc., 4.000%,
                        due 01/22/08                                    115,367
     30,000           Morgan Stanley, 6.750%, due 04/15/11               35,380
     15,000           Nexstar Finance LLC/Nexstar Finance, Inc.,
                        12.000%, due 04/01/08                            16,612
    180,000  @@,XX,#  PF Export Receivables Master Trust, 3.748%,
                        due 06/01/13                                    183,472
     90,000  @@,XX,#  PF Export Receivables Master Trust, 6.436%,
                        due 06/01/15                                     90,900
      5,000           Technical Olympic USA, Inc., 9.000%,
                        due 07/01/10                                      5,225
                                                                   ------------
                                                                      1,483,863
                                                                   ------------
                      ELECTRIC: 0.9%
     15,000     #     AES Corp., 8.750%, due 05/15/13                    15,300
    140,000           Arizona Public Service, 4.650%, due 05/15/15      143,281
     50,000     #     Consumers Energy Co., 4.250%, due 04/15/08         51,810
     75,000           Nisource Finance Corp., 6.150%, due 03/01/13       80,544
     75,000           Nisource Finance Corp., 7.625%, due 11/15/05       82,629
    130,000     #     Ohio Edison Co., 4.000%, due 05/01/08             134,039
    130,000     #     Ohio Power Co., 6.600%, due 02/15/33              151,387
     80,000     #     Oncor Electric Delivery Co., 7.250%,
                        due 01/15/33                                     97,826
     75,000     #     PSEG Energy Holdings, Inc., 7.750%,
                        due 04/16/07                                     79,767
    109,000     #     TXU Energy Co., 6.125%, due 03/15/08              117,290
     70,000     #     TXU Energy Co., 7.000%, due 03/15/13               78,292
                                                                   ------------
                                                                      1,032,165
                                                                   ------------
                      ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
      5,000    @@,#   FIMEP SA, 10.500%, due 02/15/13                     5,500
     10,000     @@    Legrand, 8.500%, due 02/15/25                       9,950
                                                                   ------------
                                                                         15,450
                                                                   ------------
                      ELECTRONICS: 0.0%
      5,000    @@,#   Flextronics Intl. Ltd, 6.500%, due 05/15/13         4,887
      5,000           Stoneridge, Inc., 11.500%, due 05/01/12             5,475
                                                                   ------------
                                                                         10,362
                                                                   ------------
                      ENTERTAINMENT: 0.1%
     10,000     #     Cinemark USA, Inc., 9.000%, due 02/01/13           10,800
      5,000           Regal Cinemas, Inc., 9.375%, due 02/01/12           5,462
      5,000           Six Flags, Inc., 9.750%, due 06/15/07               5,037
      5,000     #     Six Flags, Inc., 9.750%, due 04/15/13               5,037
      5,000     #     Speedway Motorsports, Inc., 6.750%,
                        due 06/01/13                                      5,150
                                                                   ------------
                                                                         31,486
                                                                   ------------
                      ENVIRONMENTAL CONTROL: 0.1%
     20,000           Allied Waste North America, 7.875%,
                        due 04/15/13                                     20,300
     10,000           Allied Waste North America, 8.500%,
                        due 12/01/08                                     10,575
     15,000           Allied Waste North America, 10.000%,
                        due 08/01/09                                     15,844
                                                                   ------------
                                                                         46,719
                                                                   ------------
                      FOOD: 0.8%
     20,000           Ahold Finance USA, Inc., 8.250%, due 07/15/10      19,500
     75,000           ConAgra Foods, Inc., 7.500%, due 09/15/05          83,769
     10,000     #     Del Monte Corp., 8.625%, due 12/15/12              10,662

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
                      FOOD (CONTINUED):
$    10,000           Great Atlantic & Pacific Tea Co., 9.125%,
                        due 12/15/11                               $      8,950
     10,000           Ingles Markets, Inc., 8.875%, due 12/01/11         10,150
     45,000           Kroger Co., 5.500%, due 02/01/13                   48,072
     67,000           Kroger Co., 7.250%, due 06/01/09                   79,454
     70,000           Kroger Co., 7.500%, due 04/01/31                   85,376
     13,000           Michael Foods, Inc., 11.750%, due 04/01/11         14,755
     15,000           Pilgrims Pride Corp., 9.625%, due 09/15/11         15,150
      5,000           Roundy's, Inc., 8.875%, due 06/15/12                5,237
    105,000           Safeway, Inc., 4.800%, due 07/16/07               110,769
     60,000           Safeway, Inc., 5.800%, due 08/15/12                65,181
      5,000     #     Smithfield Foods, Inc., 7.750%, due 05/15/13        5,150
    180,000           Supervalu, Inc., 7.875%, due 08/01/09             210,594
    190,000           Tyson Foods, Inc., 6.625%, due 10/01/04           197,117
     10,000           Winn-Dixie Stores, Inc., 8.875%, due 04/01/08      10,700
                                                                   ------------
                                                                        980,586
                                                                   ------------
                      FOREST PRODUCTS & PAPER: 0.4%
     60,000    @@     Abitibi-Consolidated, Inc., 6.950%,
                        due 04/01/08                                     64,279
    105,000    @@     Abitibi-Consolidated, Inc., 6.950%,
                        due 12/15/06                                    111,654
     25,000           Appleton Papers, Inc., 12.500%, due 12/15/08       28,187
     70,000           Fort James Corp., 6.625%, due 09/15/04             70,700
     10,000           Georgia-Pacific Corp., 8.125%, due 05/15/11         9,750
     25,000     #     Georgia-Pacific Corp., 8.875%, due 02/01/10        26,125
     25,000    @@     Tembec Industries, Inc., 7.750%, due 03/15/12      23,875
    108,000           Weyerhaeuser Co., 6.875%, due 12/15/33            121,403
                                                                   ------------
                                                                        455,973
                                                                   ------------
                      HEALTHCARE-PRODUCTS: 0.0%
     10,000     #     Medex, Inc., 8.875%, due 05/15/13                  10,300
                                                                   ------------
                                                                         10,300
                                                                   ------------
                      HEALTHCARE-SERVICES: 0.0%
      5,000           Alliance Imaging, Inc., 10.375%, due 04/15/11       4,975
     10,000           Triad Hospitals, Inc., 8.750%, due 05/01/09        10,900
                                                                   ------------
                                                                         15,875
                                                                   ------------
                      HOME BUILDERS: 0.1%
     60,000           Centex Corp., 4.750%, due 01/15/08                 63,549
     10,000     #     K Hovnanian Enterprises, Inc., 7.750%,
                        due 05/15/13                                     10,225
      5,000           KB Home, 7.750%, due 02/01/10                       5,300
      5,000           Standard-Pacific Corp., 7.750%, due 03/15/13        5,100
      5,000           Toll Corp., 8.250%, due 02/01/11                    5,425
     10,000           WCI Communities, Inc., 10.625%, due 02/15/11       10,850
                                                                   ------------
                                                                        100,449
                                                                   ------------
                      INSURANCE: 1.0%
    165,000     #     AIG SunAmerica Global Financing VII, 5.850%,
                        due 08/01/08                                    186,947
    230,000           CNA Financial Corp., 6.250%, due 11/15/03         233,764
    105,000     #     John Hancock Global Funding II, 5.250%,
                        due 02/25/15                                    112,432
     90,000     #     Monumental Global Funding II, 3.850%,
                        due 03/03/08                                     93,840
     50,000     #     New York Life Insurance Co., 5.875%,
                        due 05/15/33                                     53,093
    115,000           Travelers Property Casualty Corp., 6.375%,
                        due 03/15/33                                    129,371
    355,000     #     Zurich Capital Trust I, 8.376%, due 06/01/37      389,208
                                                                   ------------
                                                                      1,198,655
                                                                   ------------
                      IRON/STEEL: 0.0%
     25,000           AK Steel Corp., 7.875%, due 02/15/09               20,625
     10,000           United States Steel Corp., 9.750%,
                        due 05/15/10                                      9,950
                                                                   ------------
                                                                         30,575
                                                                   ------------
                      LEISURE TIME: 0.0%
     10,000    @@     Royal Caribbean Cruises Ltd., 8.000%,
                        due 05/15/10                                     10,050
                                                                   ------------
                                                                         10,050
                                                                   ------------
                      LODGING: 0.2%
     20,000           Ameristar Casinos, Inc., 10.750%,
                        due 02/15/09                                     22,300
     10,000           Aztar Corp., 9.000%, due 08/15/11                  10,600
     10,000           Extended Stay America, Inc., 9.875%,
                        due 06/15/11                                     10,475
      5,000           Host Marriott Corp., 7.875%, due 08/01/05           5,125
      5,000           Host Marriott Corp., 7.875%, due 08/01/08           5,012
     15,000           Mandalay Resort Group, 9.500%, due 08/01/08        16,875
     25,000           MGM MIRAGE, 8.375%, due 02/01/11                   27,687
     15,000     #     Park Place Entertainment Corp., 7.000%,
                        due 04/15/13                                     15,562
     30,000           Park Place Entertainment Corp., 7.875%,
                        due 03/15/10                                     31,462
     15,000           Starwood Hotels & Resorts Worldwide, Inc.,
                        7.875%, due 05/01/12                             15,975
     10,000           Venetian Casino Resort LLC, 11.000%,
                        due 06/15/10                                     10,987
                                                                   ------------
                                                                        172,060
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
                      MACHINERY-DIVERSIFIED: 0.0%
$     5,000     #     Cummins, Inc., 9.500%, due 12/01/10          $      5,412
                                                                   ------------
                                                                          5,412
                                                                   ------------
                      MEDIA: 0.8%
      5,000           American Media Operation, Inc., 10.250%,
                        due 05/01/09                                      5,437
    110,000           AOL Time Warner, Inc., 6.875%, due 05/01/12       125,167
     20,000   @@,#    CanWest Media, Inc., 7.625%, due 04/15/13          21,100
      5,000    @@     CanWest Media, Inc., 10.625%, due 05/15/11          5,675
     10,000           Charter Communications Holdings, LLC, 0.000%,
                        due 05/15/11                                      4,700
     30,000           Charter Communications Holdings, LLC, 9.625%,
                        due 11/15/09                                     21,600
     75,000           Comcast Cable Communications, 7.125%,
                        due 06/15/13                                     88,150
    130,000     #     COX Enterprises, Inc., 4.375%, due 05/01/08       135,053
     15,000           CSC Holdings, Inc., 7.625%, due 04/01/11           15,412
     15,000           CSC Holdings, Inc., 10.500%, due 05/15/16          16,762
     15,000           Dex Media East LLC/Dex Media East Finance
                        Co., 12.125%, due 11/15/12                       17,625
     10,000           Dex Media East LLC/Dex Media East Finance
                        Co., 9.875%, due 11/15/09                        11,350
     10,000     #     DirecTV Holdings LLC, 8.375%, due 03/15/13         11,125
     10,000           Echostar DBS Corp., 9.125%, due 01/15/09           11,150
     20,000           Granite Broadcasting Corp., 8.875%,
                        due 05/15/08                                     19,300
     10,000     #     Hollinger Intl. Publishing, 9.000%,
                        due 12/15/10                                     10,525
      5,000   @@,#    Hollinger, Inc., 11.875%, due 03/01/11              5,275
     15,000           Insight Communications, 0.000%, due 02/15/11       11,625
     20,000           Mediacom Broadband LLC, 11.000%, due 07/15/13      22,100
     60,000           News America Holdings, 7.600%, due 10/11/15        73,908
      5,000     #     Nexstar Finance Holdings LLC/Nexstar Finance
                        Holdings, Inc., 0.000%, due 04/01/13              3,175
     10,000     #     Primedia, Inc., 8.000%, due 05/15/13               10,100
     10,000           Primedia, Inc., 8.875%, due 05/15/11               10,500
      5,000           Radio One, Inc., 8.875%, due 07/01/11               5,487
      5,000           Salem Communications Holding Corp., 9.000%,
                        due 07/01/11                                      5,337
      5,000     #     Sinclair Broadcast Group, Inc., 8.000%,
                        due 03/15/12                                      5,319
      5,000           Susquehanna Media Co., 8.500%, due 05/15/09         5,312
    115,000           Time Warner, Inc., 6.950%, due 01/15/28           124,246
     70,000           USA Interactive, 7.000%, due 01/15/13              81,302
     10,000     #     Vertis, Inc., 9.750%, due 04/01/09                 10,275
     15,000   @@,#    Vivendi Universal SA, 9.250%, due 04/15/10         17,119
     15,000           Young Broadcasting, Inc., 10.000%,
                        due 03/01/11                                     15,750
                                                                   ------------
                                                                        926,961
                                                                   ------------
                      MINING: 0.1%
     15,000           Compass Minerals Group, Inc., 10.000%,
                        due 08/15/11                                     16,650
     50,000   @@,#    WMC Finance USA, 5.125%, due 05/15/13              52,474
                                                                   ------------
                                                                         69,124
                                                                   ------------
                      MISCELLANEOUS MANUFACTURING: 0.1%
     10,000           SPX Corp., 7.500%, due 01/01/13                    10,575
     40,000    @@     Tyco Intl. Group SA, 6.125%, due 11/01/08          40,700
     60,000    @@     Tyco Intl. Group SA, 6.125%, due 01/15/09          61,050
     25,000    @@     Tyco Intl. Group SA, 6.750%, due 02/15/11          25,687
                                                                   ------------
                                                                        138,012
                                                                   ------------
                      MULTI-NATIONAL: 0.1%
    140,000    @@     Corp Andina de Fomento CAF, 5.200%,
                        due 05/21/13                                    142,614
     20,000    @@     Corp Andina de Fomento CAF, 6.875%,
                        due 03/15/12                                     22,820
                                                                   ------------
                                                                        165,434
                                                                   ------------
                      OIL & GAS: 1.4%
    105,000           Amerada Hess Corp., 5.900%, due 08/15/06          114,691
     80,000           Amerada Hess Corp., 7.125%, due 03/15/33           92,348
     80,000           Amerada Hess Corp., 7.875%, due 10/01/29           99,654
     55,000    @@     Anderson Exploration Ltd, 6.750%,
                        due 03/15/11                                     64,356
     20,000     #     Chesapeake Energy Corp., 7.500%, due 09/15/13      20,900
     20,000   @@,#    Empresa Nacional de Petroleo ENAP, 6.750%,
                        due 11/15/12                                     22,513
    120,000     #     Enterprise Products Partners LP, 6.875%,
                        due 03/01/33                                    137,315
      5,000           Forest Oil Corp., 8.000%, due 06/15/08              5,325
    370,000    @@     Husky Oil Co., 8.900%, due 08/15/28               417,175
     20,000           Nuevo Energy Co., 9.500%, due 06/01/08             21,050
     70,000           Ocean Energy, Inc., 4.375%, due 10/01/07           74,141
    180,000           Pemex Project Funding Master Trust, 7.375%,
                        due 12/15/14                                    199,350
     20,000           Swift Energy Co., 9.375%, due 05/01/12             21,200
    125,000           Valero Energy Corp., 7.500%, due 04/15/32         150,072
     60,000           Valero Energy Corp., 8.750%, due 06/15/30          79,889

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
                      OIL & GAS (CONTINUED):
$    35,000    @@     Western Oil Sands, Inc., 8.375%,
                        due 05/01/12                               $     37,975
     20,000           Westport Resources Corp., 8.250%,
                        due 11/01/11                                     21,800
                                                                   ------------
                                                                      1,579,754
                                                                   ------------
                      OIL & GAS SERVICES: 0.0%
     25,000           Hanover Equipment Trust, 8.500%,
                        due 09/01/08                                     25,625
                                                                   ------------
                                                                         25,625
                                                                   ------------
                      PACKAGING & CONTAINERS: 0.4%
     15,000           Ball Corp., 6.875%, due 12/15/12                   15,825
     15,000     #     BWAY Finance Corp., 10.000%, due 10/15/10          15,525
     20,000   @@,#    Crown European Holdings SA, 10.875%,
                        due 03/01/13                                     21,200
      5,000   @@,#    Norampac, Inc., 6.750%, due 06/01/13                5,137
     15,000     #     Owens-Brockway, 8.250%, due 05/15/13               15,225
     25,000           Owens-Brockway, 8.875%, due 02/15/09               26,625
    190,000     #     Sealed Air Corp., 5.375%, due 04/15/08            199,847
    145,000     #     Sealed Air Corp., 6.950%, due 05/15/09            161,959
     20,000           Smurfit-Stone Container Corp., 8.250%,
                        due 10/01/12                                     21,000
                                                                   ------------
                                                                        482,343
                                                                   ------------
                      PHARMACEUTICALS: 0.0%
     20,000     #     AmerisourceBergen Corp., 7.250%,
                        due 11/15/12                                     21,650
                                                                   ------------
                                                                         21,650
                                                                   ------------
                      PIPELINES: 0.4%
     10,000     #     ANR Pipeline Co., 8.875%, due 03/15/10             10,900
    160,000           CenterPoint Energy Resources Corp., 8.125%,
                        due 07/15/05                                    173,357
     95,000           Duke Energy Field Services LLC, 7.500%,
                        due 08/16/05                                    104,104
     10,000     #     El Paso Production Holding Co., 7.750%,
                        due 06/01/13                                      9,975
      5,000     #     GulfTerra Energy Partners LP, 8.500%,
                        due 06/01/10                                      5,350
    115,000           Kinder Morgan Energy Partners LP, 7.300%,
                        due 08/15/33                                    141,643
     15,000           Northern Border Pipeline Co., 6.250%,
                        due 05/01/07                                     16,494
     10,000           Southern Natural Gas Co., 7.350%,
                        due 02/15/31                                      9,862
     10,000           Southern Natural Gas Co., 8.000%,
                        due 03/01/32                                     10,300
     10,000           Tennessee Gas Pipeline Co., 8.375%,
                        due 06/15/32                                     10,250
     15,000           Transcontinental Gas Pipe LN, 8.875%,
                        due 07/15/12                                     16,650
                                                                   ------------
                                                                        508,885
                                                                   ------------
                      REAL ESTATE: 0.4%
    100,000           EOP Operating LP, 7.250%, due 02/15/18            120,172
    110,000           EOP Operating LP, 7.750%, due 11/15/07            129,918
     46,000           Liberty Property-LP, 7.250%, due 03/15/11          54,298
     98,000           Liberty Property-LP, 7.750%, due 04/15/09         119,270
                                                                   ------------
                                                                        423,658
                                                                   ------------
                      REITS: 0.4%
     10,000           Felcor Lodging LP, 8.500%, due 06/01/11             9,675
      5,000           Host Marriott LP, 9.500%, due 01/15/07              5,325
     10,000     #     La Quinta Properties, Inc., 8.875%,
                        due 03/15/11                                     10,500
     83,000           Liberty Property Trust, 6.375%, due 08/15/12       94,036
    110,000           Prologis, 5.500%, due 03/01/13                    119,537
     70,000     #     Simon Property Group LP, 4.875%, due 03/18/10      73,899
    105,000           Simon Property Group LP, 6.375%, due 11/15/07     118,512
     55,000           Simon Property Group LP, 7.375%, due 06/15/18      67,428
                                                                   ------------
                                                                        498,912
                                                                   ------------
                      RETAIL: 0.1%
      5,000           Dollar General Corp., 8.625%, due 06/15/10          5,328
     20,000           JC Penney Co., Inc., 7.600%, due 04/01/07          20,500
     10,000     #     Rent-A-Center, Inc., 7.500%, due 05/01/10          10,275
     10,000           Rite Aid Corp., 7.625%, due 04/15/05                9,925
     10,000     #     Rite Aid Corp., 9.250%, due 06/01/13                9,650
     15,000     #     Star Gas Partners LP/Star Gas Finance Co.,
                        10.250%, due 02/15/13                            15,450
     15,000           Yum! Brands, Inc., 8.875%, due 04/15/11            17,250
                                                                   ------------
                                                                         88,378
                                                                   ------------
                      SEMICONDUCTORS: 0.0%
      5,000     #     Amkor Technology, Inc., 7.750%, due 05/15/13        4,769
                                                                   ------------
                                                                          4,769
                                                                   ------------
                      SOVEREIGN: 2.0%
    117,000    @@     Argentina Bonos, 1.369%, due 08/03/12              62,478
    223,000    @@     Brazilian Government Intl. Bond, 2.188%,
                        due 04/15/12                                    167,406
     58,000    @@     Brazilian Government Intl. Bond, 10.000%,
                        due 01/16/07                                     59,305
    150,000    @@     Brazilian Government Intl. Bond, 11.000%,
                        due 08/17/40                                    139,500
     70,000    @@     Bulgaria Government Intl. Bond, 8.250%,
                        due 01/15/15                                     83,580
     60,000    @@     Chile Government Intl. Bond, 5.500%,
                        due 01/15/13                                     63,975
     49,000    @@     Colombia Government Intl. Bond, 11.750%,
                        due 02/25/20                                     61,618
    132,000    @@     Colombia Government Intl. Bond, 10.000%,
                        due 01/23/12                                    147,510
     69,000    @@     Dominican Republic Intl. Bond, 9.040%,
                        due 01/23/13                                     66,758

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
                      SOVEREIGN (CONTINUED):
$    71,000    @@     Ecuador Government Intl. Bond, 6.000%,
                        due 08/15/30                               $     46,150
     49,000    @@     El Salvador Government Intl. Bond, 7.750%,
                        due 01/24/23                                     52,185
     70,000    @@     Mexico Government Intl. Bond, 4.625%,
                        due 10/08/08                                     72,205
    105,000    @@     Mexico Government Intl. Bond, 6.625%,
                        due 03/03/15                                    113,662
     58,417    @@     Panama Government Intl. Bond, 2.250%,
                        due 07/17/16                                     48,705
     29,000    @@     Peru Government Intl. Bond, 4.500%,
                        due 03/07/17                                     23,998
     68,000    @@     Peru Government Intl. Bond, 9.125%,
                        due 02/21/12                                     74,970
    160,000    @@     Philippine Government Intl. Bond, 9.875%,
                        due 01/15/19                                    176,000
    374,000    @@     Russia Government Intl. Bond, 5.000%,
                        due 03/31/30                                    364,407
    200,000    @@     Turkey Government Intl. Bond, 12.375%,
                        due 06/15/09                                    218,500
     53,014    @@     Ukraine Government Intl. Bond, 11.000%,
                        due 03/15/07                                     59,012
    119,048    @@     Venezuela Government Intl. Bond, 2.313%,
                        due 12/18/07                                     95,464
    145,000    @@     Venezuela Government Intl. Bond, 9.250%,
                        due 09/15/27                                    104,037
                                                                   ------------
                                                                      2,301,425
                                                                   ------------
                      TELECOMMUNICATIONS: 1.3%
      5,000           American Tower Corp., 9.375%, due 02/01/09          4,950
     10,000     #     American Tower Escrow Corp., 0.000%,
                        due 08/01/08                                      6,300
     78,000           AT&T Corp., 6.000%, due 03/15/09                   81,232
     40,000           AT&T Corp., 7.800%, due 11/15/11                   46,084
    205,000           AT&T Corp., 8.500%, due 11/15/31                  240,363
     50,000           AT&T Wireless Services, Inc., 8.125%,
                        due 05/01/12                                     60,829
     10,000           Block Communications, Inc., 9.250%,
                        due 04/15/09                                     10,925
     10,000           Crown Castle Intl. Corp., 9.375%,
                        due 08/01/11                                     10,050
     75,000    @@     Deutsche Telekom Intl. Finance BV, 8.250%,
                        due 06/15/05                                     83,620
      5,000           Dobson Communications Corp., 10.875%,
                        due 07/01/10                                      5,300
     15,000           Insight Midwest LP/Insight Capital, Inc.,
                        10.500%, due 11/01/10                            16,275
     35,000           Nextel Communications, Inc., 9.375%,
                        due 11/15/09                                     37,712
      5,000           Nextel Partners, Inc., 12.500%, due 11/15/09        5,625
     20,000           PanAmSat Corp., 8.500%, due 02/01/12               21,500
     15,000           Qwest Communications Intl., 7.500%,
                        due 11/01/08                                     14,025
     10,000     #     Qwest Corp., 8.875%, due 03/15/12                  11,250
     15,000     #     Qwest Services Corp., 14.000%, due 12/15/14        17,512
     10,000    @@     Rogers Wireless Communications, Inc., 9.625%,
                        due 05/01/11                                     11,250
      5,000     #     Spectrasite, Inc., 8.250%, due 05/15/10             5,062
     80,000           Sprint Capital Corp., 6.000%, due 01/15/07         84,382
    215,000           Sprint Capital Corp., 6.875%, due 11/15/28        213,532
     55,000           Sprint Capital Corp., 6.900%, due 05/01/19         55,090
    175,000           TCI Communications Finance, 9.650%,
                        due 03/31/27                                    205,625
     10,000    @@     TELUS Corp., 8.000%, due 06/01/11                  11,512
      5,000           Triton PCS, Inc., 9.375%, due 02/01/11              4,900
    155,000           Verizon Global Funding Corp., 7.375%,
                        due 09/01/12                                    190,062
     90,000           Verizon Wireless Capital LLC, 5.375%,
                        due 12/15/06                                     98,627
                                                                   ------------
                                                                      1,553,594
                                                                   ------------
                      TRANSPORTATION: 0.0%
        164           Chicago & Northwest Co., 6.250%,
                        due 07/30/12                                        181
                                                                   ------------
                                                                            181
                                                                   ------------
                      Total Corporate Bonds
                        (Cost $15,899,034)                           16,854,614
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 4.9%
                      AUTOMOBILE: 0.2%
    100,000           Capital Auto Receivables Asset Trust,
                        2.750%, due 04/16/07                            102,486
    150,000           Nissan Auto Receivables Owner Trust,
                        2.610%, due 07/15/08                            152,759
                                                                   ------------
                                                                        255,245
                                                                   ------------
                      COMMERCIAL: 2.4%
    280,000           Chase Manhattan Bank-First Union National
                        Bank, 7.439%, due 08/15/31                      339,768
    129,236           CS First Boston Mortgage Securities Corp.,
                        3.727%, due 03/15/35                            133,063
    300,000           First Union National Bank-Bank of America
                        Commercial Mortgage Trust, 6.136%, due
                        12/15/10                                        346,751
    125,000           JP Morgan Chase Commercial Mortgage
                        Securities Corp., 6.162%, due 05/12/34          144,689
    420,000           JP Morgan Chase Commercial Mortgage
                        Securities Corp., 6.244%, due 04/15/35          480,349
    320,000           LB-UBS Commercial Mortgage Trust, 4.659%,
                        due 12/15/26                                    341,221
    180,000           LB-UBS Commercial Mortgage Trust, 6.226%,
                        due 03/15/26                                    207,289
    200,000           LB-UBS Commercial Mortgage Trust, 7.370%,
                        due 08/15/26                                    244,601
    420,000           Mortgage Capital Funding, Inc., 6.663%,
                        due 03/18/30                                    485,136
     64,555           Prudential Commercial Mortgage Trust,
                        3.669%, due 02/11/36                             66,338
                                                                   ------------
                                                                      2,789,205
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
                      CREDIT CARD: 0.3%
$   150,000           Citibank Credit Card Issuance Trust,
                        5.650%, due 06/16/08                       $    165,033
    120,000           Fleet Credit Card Master Trust II,
                        2.400%, due 07/15/08                            121,856
                                                                   ------------
                                                                        286,889
                                                                   ------------
                      HOME EQUITY: 0.3%
     20,000           Equity One, Inc., 2.976%, due 09/25/33             20,336
     92,000           Residential Funding Mortgage Securities
                        II, 3.450%, due 01/25/16                         94,381
    255,000           Saxon Asset Securities Trust, 3.960%,
                        due 06/25/33                                    261,516
                                                                   ------------
                                                                        376,233
                                                                   ------------
                      OTHER ABS: 0.3%
    340,000           PP&L Transition Bond Co. LLC, 7.050%,
                        due 06/25/09                                    394,669
                                                                   ------------
                                                                        394,669
                                                                   ------------
                      WHOLE LOAN COLLATERAL: 1.4%
    922,414           Bank of America Mortgage Securities, 4.413%,
                        due 03/25/33                                    950,551
     61,995    XX     Bear Stearns Adjustable Rate Mortgage Trust,
                        6.020%, due 01/25/32                             63,235
    600,000    XX     MASTR Alternative Loans Trust, 6.500%,
                        due 05/25/33                                    618,938
                                                                   ------------
                                                                      1,632,724
                                                                   ------------
                      Total CMOs and Asset- Backed
                      Securities (Cost $5,471,183)                    5,734,965
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.7%
                      FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.7%
     63,000           4.000%, due 04/15/21                               64,813
    450,000           4.250%, due 06/15/05                              475,456
    850,000           5.250%, due 11/05/12                              918,694
    300,000           5.500%, due 05/01/23                              311,231
    645,008           5.500%, due 05/15/31                              669,292
    560,000           6.000%, due 08/15/33 TBA                          578,900
     41,030           6.500%, due 11/01/28                               42,726
     58,653           7.500%, due 12/01/11                               62,904
                                                                   ------------
                                                                      3,124,016
                                                                   ------------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 8.1%
    450,000           2.375%, due 04/13/06                              454,423
     20,000           2.859%, due 12/26/29                               20,314
    450,000           2.875%, due 05/19/08                              453,624
    466,000           4.000%, due 06/25/16                              478,837
    800,000           5.000%, due 08/25/18 TBA                          825,750
    200,000           5.000%, due 03/15/33 TBA                          205,595
    500,000           5.500%, due 07/25/17 TBA                          519,219
  1,100,000           5.500%, due 01/14/33 TBA                        1,136,438
  1,050,000           6.000%, due 08/25/33 TBA                        1,087,735
    145,550           6.500%, due 11/01/13                              153,031
  2,420,000           6.500%, due 05/15/29 TBA                        2,522,850
    248,425           7.000%, due 06/01/31                              262,103
     35,179           7.500%, due 07/01/11                               37,756
     33,107           7.500%, due 10/01/30                               35,207
     44,130           7.500%, due 11/01/30                               46,928
    246,267           7.500%, due 06/25/32                              272,356
    306,473           7.500%, due 01/25/48                              338,940
     90,705           8.500%, due 11/01/23                               99,180
    236,349           8.500%, due 01/01/25                              258,214
    180,424           9.500%, due 10/01/16                              201,259
                                                                   ------------
                                                                      9,409,759
                                                                   ------------
                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 3.9%
     39,683           5.375%, due 04/20/28                               41,157
    655,828           6.500%, due 01/15/32                              687,799
  1,409,520           6.500%, due 05/15/32                            1,478,234
    350,524           6.500%, due 09/15/32                              367,612
    478,883           7.000%, due 05/15/31                              504,772
    436,014           7.000%, due 06/15/31                              459,686
    514,440           7.500%, due 12/15/23                              551,146
     81,771           7.500%, due 11/20/30                               86,491
    128,482           8.000%, due 12/15/17                              140,985
    217,331           8.000%, due 07/15/24                              237,967
                                                                   ------------
                                                                      4,555,849
                                                                   ------------
                      Total U.S. Government Agency Obligations
                        (Cost $16,850,730)                           17,089,624
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 5.4%
                      U.S. TREASURY BONDS: 2.0%
    515,000           5.375%, due 02/15/31                              598,527
  1,166,000           8.125%, due 05/15/21                            1,735,428
                                                                   ------------
                                                                      2,333,955
                                                                   ------------
                      U.S. TREASURY NOTES: 3.4%
  1,277,000     S     1.625%, due 04/30/05                            1,285,331
     55,000     S     2.000%, due 05/15/06                               55,705
    590,000     S     2.625%, due 05/15/08                              599,818
    140,000           3.000%, due 01/31/04                              141,777
  1,572,000     S     3.625%, due 05/15/13                            1,608,477
    180,000     S     4.375%, due 08/15/12                              195,736
                                                                   ------------
                                                                      3,886,844
                                                                   ------------
                      Total U.S. Treasury Obligations
                        (Cost $5,986,922)                             6,220,799
                                                                   ------------
                      Total Long-Term Investments
                        (Cost $105,935,290)                         117,044,673
                                                                   ------------
SHORT-TERM INVESTMENTS: 5.9%
                      COMMERCIAL PAPER: 5.5%
  1,150,000     S     Crown Point Capital, 1.250%, due 06/06/03       1,149,840
  1,150,000     S     Diamlerchrysler, 1.490%, due 06/03/03           1,149,952
  1,150,000     S     Ford Motor Credit Corp., 1.510%,
                        due 06/11/03                                  1,149,566
  1,150,000     S     General Motors, 1.470%, due 06/20/03            1,149,155
  1,150,000     S     Kraft Foods, Inc. 1.560%, due 06/11/03          1,149,552
    600,000     S     Walt Disney Co., 1.380%, due 06/09/03             599,839
                                                                   ------------
                                                                      6,347,904
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Balanced
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
                REPURCHASE AGREEMENT: 0.4%
$   530,000     State Street Bank Repurchase Agreement, dated
                  05/30/03, 1.250%, due 06/02/03 $530,055 to
                  be received upon repurchase (Collateralized
                  by $540,000 Federal National Mortgage
                  Association 2.920% Market Value $544,688
                  due 11/14/03)                                    $    530,000
                                                                   ------------
                Total Short-Term Investments
                  (Cost $6,877,904)                                   6,877,904
                                                                   ------------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST $112,813,194)*                    106.7%   $123,922,577
                OTHER ASSETS AND LIABILITIES-NET           (6.7)     (7,777,350)
                                                         ------    ------------
                NET ASSETS                                100.0%   $116,145,227
                                                         ======    ============

@     Non-income producing security
@@    Foreign Issuer
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Directors.
TBA   To be announced
S Segregated securities for swaps, futures, and when-issued or delayed delivery securities held at May 31, 2003.
REITs Real Estate Investment Trusts
*     Cost for federal income tax purposes is $115,382,400.

                Net unrealized appreciation consists of:
                Gross Unrealized Appreciation                      $ 11,706,949
                Gross Unrealized Depreciation                        (3,166,772)
                                                                   ------------
                Net Unrealized Appreciation                        $  8,540,177
                                                                   ============

Information concerning open futures contracts at May 31, 2003 is shown below:

                               NO. OF      NOTIONAL     EXPIRATION   UNREALIZED
                             CONTRACTS   MARKET VALUE      DATE      GAIN/(LOSS)
                             ---------   ------------      ----      ----------
       LONG CONTRACTS
       --------------
U.S. 2 Year Treasury Note        12      $  2,594,625     Sep-03     $    2,250
U.S. 5 Year Treasury Note        20         2,313,750     Sep-03         12,969
U.S. 20 Year Treasury Bond        3           357,656     Sep-03          3,563
                                         ------------                ----------
                                         $  5,266,031                $   18,782
                                         ============                ==========
      SHORT CONTRACTS
      ---------------
U.S. 10 Year Treasury Note       57      $ (6,750,938)    Sep-03     $  (59,095)
                                         ============                ==========

Information concerning the open swap contract at May 31, 2003 is shown below:

SWAP COUNTER PARTY      MERRILL LYNCH CAPITAL SERVICES (MLCS)
------------------      -------------------------------------
Notional Principal      $235,000
Fund will Pay:          Notional amount times (libor rate + 0.90%) times actual
                          days divided by 360
Effective LIBOR rate:   1.27875%
Fund will receive:      Notional amount times Index Return(1). Positive amounts
                          are paid to the Fund. The absolute value of negative amounts are paid to MLCS.
Index:                  Merrill Lynch High Yield Master Index
Payment Date:           Quarterly on the 2nd
Net unrealized gain:    $13,909
Termination date:       July 2, 2003

----------
(1) Index return calculation: (Ending Index Level -- Starting Index Level) / Starting Index Level.

                 See Accompanying Notes to Financial Statements

ING
Growth and
Income
Fund
                   PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 99.3%
                      AEROSPACE/DEFENSE: 1.2%
     69,150           Boeing Co.                                   $  2,120,830
     17,425     @     L-3 Communications Holdings, Inc.                 755,374
                                                                   ------------
                                                                      2,876,204
                                                                   ------------
                      APPAREL: 1.0%
     83,525     @     Jones Apparel Group, Inc.                       2,452,294
                                                                   ------------
                                                                      2,452,294
                                                                   ------------
                      BANKS: 7.1%
     88,275           Bank of America Corp.                           6,550,005
     15,825           Charter One Financial, Inc.                       482,029
     42,063    @@     HSBC Holdings PLC ADR                           2,493,044
    100,175           National City Corp.                             3,387,919
    102,625           Wachovia Corp.                                  4,123,473
                                                                   ------------
                                                                     17,036,470
                                                                   ------------
                      BEVERAGES: 2.2%
     72,925           Anheuser-Busch Cos., Inc.                       3,838,043
     14,925           Coca-Cola Co.                                     680,132
     15,400           PepsiCo, Inc.                                     680,680
                                                                   ------------
                                                                      5,198,855
                                                                   ------------
                      BIOTECHNOLOGY: 2.0%
     73,100     @     Amgen, Inc.                                     4,730,301
                                                                   ------------
                                                                      4,730,301
                                                                   ------------
                      BUILDING MATERIALS: 1.3%
     43,400     @     American Standard Cos., Inc.                    3,211,166
                                                                   ------------
                                                                      3,211,166
                                                                   ------------
                      COMMERCIAL SERVICES: 2.2%
    158,975     @     Cendant Corp.                                   2,670,780
     55,800           Equifax, Inc.                                   1,412,856
     32,025           H&R Block, Inc.                                 1,311,103
                                                                   ------------
                                                                      5,394,739
                                                                   ------------
                      COMPUTERS: 4.7%
     38,400     @     Affiliated Computer Services, Inc.              1,779,456
     40,225     @     Computer Sciences Corp.                         1,596,932
     43,575     @     Dell Computer Corp.                             1,363,462
    218,400           Hewlett-Packard Co.                             4,258,800
     23,975           International Business Machines Corp.           2,110,759
     26,375     @     Unisys Corp.                                      297,774
                                                                   ------------
                                                                     11,407,183
                                                                   ------------
                      COSMETICS/PERSONAL CARE: 3.8%
     99,600           Procter & Gamble Co.                            9,145,272
                                                                   ------------
                                                                      9,145,272
                                                                   ------------
                      DIVERSIFIED FINANCIAL SERVICES: 12.4%
     78,450           Bear Stearns Cos., Inc.                         6,061,831
    184,425           Citigroup, Inc.                                 7,565,114
     44,950           Countrywide Financial Corp.                     3,310,567
     26,625           Fannie Mae                                      1,970,250
     42,300           Goldman Sachs Group, Inc.                       3,447,450
    128,775           JP Morgan Chase & Co.                           4,231,547
     79,800           Merrill Lynch & Co., Inc.                       3,455,340
                                                                   ------------
                                                                     30,042,099
                                                                   ------------
                      ELECTRIC: 1.6%
     35,800           Dominion Resources, Inc.                        2,255,400
     24,375           FPL Group, Inc.                                 1,620,206
                                                                   ------------
                                                                      3,875,606
                                                                   ------------
                      FOOD: 2.0%
    138,725           Kellogg Co.                                     4,883,120
                                                                   ------------
                                                                      4,883,120
                                                                   ------------
                      HEALTHCARE-PRODUCTS: 6.5%
     69,550           Bausch & Lomb, Inc.                             2,638,727
     51,200           Becton Dickinson & Co.                          2,048,000
     35,625           CR Bard, Inc.                                   2,499,094
     44,050           Guidant Corp.                                   1,862,434
    122,875           Johnson & Johnson                               6,678,256
                                                                   ------------
                                                                     15,726,511
                                                                   ------------
                      HOUSEHOLD PRODUCTS/WARES: 0.6%
     25,900           Fortune Brands, Inc.                            1,357,160
                                                                   ------------
                                                                      1,357,160
                                                                   ------------
                      INSURANCE: 2.6%
     38,300           Aflac, Inc.                                     1,260,453
     17,575           AMBAC Financial Group, Inc.                     1,172,428
     29,150           American Intl. Group                            1,687,202
     15,175           MGIC Investment Corp.                             819,754
     17,800           Progressive Corp.                               1,281,600
                                                                   ------------
                                                                      6,221,437
                                                                   ------------
                      INTERNET: 0.6%
      8,125     @     eBay, Inc.                                        826,394
     14,925     @     USA Interactive                                   573,866
                                                                   ------------
                                                                      1,400,260
                                                                   ------------
                      MEDIA: 1.8%
     30,775     @     Clear Channel Communications, Inc.              1,252,542
     38,425     @     Fox Entertainment Group, Inc.                   1,080,127
     18,650           McGraw-Hill Cos., Inc.                          1,178,867
     18,000           Tribune Co.                                       897,840
                                                                   ------------
                                                                      4,409,376
                                                                   ------------
                      MINING: 0.2%
     23,650           Freeport-McMoRan Copper & Gold, Inc.              519,117
                                                                   ------------
                                                                        519,117
                                                                   ------------
                      MISCELLANEOUS MANUFACTURING: 3.1%
    187,725           General Electric Co.                            5,387,707
     79,875           Honeywell Intl., Inc.                           2,092,725
                                                                   ------------
                                                                      7,480,432
                                                                   ------------
                      OFFICE/BUSINESS EQUIPMENT: 0.9%
     14,900           Pitney Bowes, Inc.                                572,309
    146,575     @     Xerox Corp.                                     1,602,065
                                                                   ------------
                                                                      2,174,374
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Growth and
Income
Fund
             PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                      OIL & GAS: 6.3%
     31,050           Amerada Hess Corp.                           $  1,521,450
     55,775           Anadarko Petroleum Corp.                        2,748,592
     26,800           ConocoPhillips                                  1,446,396
      1,800           Devon Energy Corp.                                 93,600
    160,250           Exxon Mobil Corp.                               5,833,100
     63,100           Occidental Petroleum Corp.                      2,128,994
     36,150           Valero Energy Corp.                             1,355,625
                                                                   ------------
                                                                     15,127,757
                                                                   ------------
                      PACKAGING & CONTAINERS: 0.6%
     74,950     @     Pactiv Corp.                                    1,465,273
                                                                   ------------
                                                                      1,465,273
                                                                   ------------
                      PHARMACEUTICALS: 5.6%
     74,850           Abbott Laboratories                             3,334,567
     18,875           Bristol-Myers Squibb Co.                          483,200
     63,525           Merck & Co., Inc.                               3,530,720
     18,975           Mylan Laboratories                                547,998
    143,575           Pfizer, Inc. ADR                                4,453,697
     30,050     @     Watson Pharmaceuticals, Inc.                    1,112,451
                                                                   ------------
                                                                     13,462,633
                                                                   ------------
                      RETAIL: 5.0%
      9,175     @     Advance Auto Parts                                545,729
     36,150           Dillard's, Inc.                                   482,964
     63,050           Federated Department Stores                     2,049,125
     34,925           Lowe's Cos., Inc.                               1,475,931
     20,050           Sears Roebuck and Co.                             601,099
     49,950     @     Starbucks Corp.                                 1,230,818
     78,150           Wal-Mart Stores, Inc.                           4,111,472
     56,950     @     Williams-Sonoma, Inc.                           1,619,089
                                                                   ------------
                                                                     12,116,227
                                                                   ------------
                      SAVINGS & LOANS: 2.6%
    156,925           Washington Mutual, Inc.                         6,399,402
                                                                   ------------
                                                                      6,399,402
                                                                   ------------
                      SEMICONDUCTORS: 3.4%
    244,325           Intel Corp.                                     5,091,733
     16,175           Maxim Integrated Products                         634,222
    125,000           Texas Instruments, Inc.                         2,562,500
                                                                   ------------
                                                                      8,288,455
                                                                   ------------
                      SOFTWARE: 7.1%
     84,850           First Data Corp.                                3,514,487
     47,225     @     Intuit, Inc.                                    2,176,600
    383,200           Microsoft Corp.                                 9,430,552
    151,500     @     Oracle Corp.                                    1,971,015
                                                                   ------------
                                                                     17,092,654
                                                                   ------------
                      TELECOMMUNICATIONS: 9.7%
    137,825           AT&T Corp.                                      2,686,209
    209,950     @     AT&T Wireless Services, Inc.                    1,631,311
     83,675           BellSouth Corp.                                 2,218,224
    360,600     @     Cisco Systems, Inc.                             5,870,568
    178,300           Motorola, Inc.                                  1,519,116
    145,875     @     Nextel Communications, Inc.                     2,186,666
     88,000           Qualcomm, Inc.                                  2,955,040
     62,050           Sprint Corp.-FON Group                            841,398
     91,925           Verizon Communications, Inc.                    3,479,361
                                                                   ------------
                                                                     23,387,893
                                                                   ------------
                      TRANSPORTATION: 1.2%
     45,550           FedEx Corp.                                     2,914,289
                                                                   ------------
                                                                      2,914,289
                                                                   ------------
                      Total Common Stock
                        (Cost $210,113,197)                         239,796,559
                                                                   ------------
CORPORATE BOND: 0.0%
                      OIL & GAS: 0.0%
     39,000           Devon Energy Corp., 4.900%, due 08/15/08           39,877
                                                                   ------------
                                                                         39,877
                                                                   ------------
                      Total Corporate Bond
                        (Cost $29,367)                                   39,877
                                                                   ------------
                      Total Long-Term Investments
                        (Cost $210,142,564)                         239,836,436
                                                                    -----------

Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 1.0%
$ 2,511,000     State Street Bank Repurchase Agreement, dated
                  05/30/03, 1.250%, due 06/02/03 $2,511,262 to
                  be received upon repurchase (Collateralized
                  by $2,510,000 Federal Home Loan Bank 3.375%
                  Market Value $2,565,566 due 05/14/04)            $  2,511,000
                                                                   ------------
                Total Short-Term Investment
                  (Cost $2,511,000)                                   2,511,000
                                                                   ------------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST $212,653,564)*                    100.3%   $242,347,436
                OTHER ASSETS AND LIABILITIES-NET           (0.3)       (754,529)
                                                         ------    ------------
                NET ASSETS                                100.0%   $241,592,907
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depositary Receipt
* Cost for federal income tax purposes is $220,821,599. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                      $ 31,205,098
                Gross Unrealized Depreciation                        (9,679,261)
                                                                   ------------
                Net Unrealized Appreciation                        $ 21,525,837
                                                                   ============

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Funds was held August 29, 2002, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

1. To approve or disapprove a new Subadvisory Agreement on behalf of the Fund, between ING Investments, LLC Management, LLC (formerly known as Elijah Asset Management, LLC)

2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

                                               SHARES VOTED
                                                AGAINST OR      SHARES     BROKER       TOTAL
                 PROPOSAL   SHARES VOTED FOR     WITHHELD     ABSTAINED   NON-VOTE   SHARES VOTED
                 --------   ----------------     --------     ---------   --------   ------------
ING Technology      1          1,676,175          14,643        25,848       --       1,716,666
ING Technology      2          1,654,732          36,853        25,081       --       1,716,666

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended May 31, 2003 were as follows:

FUND NAME                                        TYPE           PER SHARE AMOUNT
---------                                        ----           ----------------
ING Balanced Fund
  Class A                                         NII               $0.0981
  Class B                                         NII               $0.0657
  Class C                                         NII               $0.0656
  Class I                                         NII               $0.1205
ING Growth and Income Fund
  Class A                                         NII               $0.0452
  Class B                                         NII               $0.0037
  Class C                                         NII               $0.0038
  Class I                                         NII               $0.0692

----------
NII -- Net investment income

Of the ordinary distributions made during the fiscal periods ended May 31, 2003, the following percentages qualify for the dividends received deductions available to corporate shareholders; 53.52% and 100.00%, for the ING Balanced and ING Growth & Income Fund, respectively.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under Generally Accepted Accounting Principles (book purposes) and Internal Revenue Service (tax purposes).

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2003, shareholders, excluding corporate shareholders, received an IRS 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2002.

                 See Accompanying Notes to Financial Statements

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Director and Officers of the Funds is set forth below:

                                                TERM OF                                 NUMBER OF
                                               OFFICE AND         PRINCIPAL           PORFOLIOS IN            OTHER
                                 POSITION(S)   LENGTH OF        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH       TIME           DURING THE            OVERSEEN BY           HELD BY
          AND AGE                   FUND       SERVED(1)       PAST FIVE YEARS          DIRECTOR             DIRECTOR
          -------                   ----       ---------       ---------------          --------             --------
INDEPENDENT DIRECTORS

Albert E. DePrince, Jr.            Director   June, 1998    Director, Business and          54                 None
7337 E. Doubletree Ranch Road                 to present    Economic Research
Scottsdale, Arizona 85258                                   Center (1999 to present)
Born: 1941                                                  and Professor of
                                                            Economics and Finance,
                                                            Middle Tennessee State
                                                            University (1991 to
                                                            present).

Maria T. Fighetti                  Director   April, 1994   Associate Commissioner,         54                 None
7337 E. Doubletree Ranch Road                 to present    Contract Management --
Scottsdale, Arizona 85258                                   Health Services for New
Born: 1943                                                  York City Department of
                                                            Mental Health, Mental
                                                            Retardation and Alcohol
                                                            Services (1973 to 2002).

Sidney Koch                        Director   April, 1994   Financial Adviser and           54                 None
7337 E. Doubletree Ranch Road                 to present    Self-Employed (January
Scottsdale, Arizona 85258                                   1993 to present).
Born: 1935

Corine T. Norgaard                 Director   June, 1991    Dean, Barney School of          54        Director/Trustee, Mass
7337 E. Doubletree Ranch Road                 to present    Business, University of                   Mutual Corporate Investors
Scottsdale, Arizona 85258                                   Hartford (August 1996 to                  (April 1997 - Present)
Born: 1937                                                  present).

Edward T. O'Dell                   Director   June, 2002    Formerly,                       54                   None
7337 E. Doubletree Ranch Road                 to present    Partner/Chairman of
Scottsdale, Arizona 85258                                   Financial Service Group,
Born: 1935                                                  Goodwin Proctor LLP
                                                            (June 1966 to September
                                                            2000); Chairman,
                                                            Committee I --
                                                            International Bar
                                                            Association (1995 to
                                                            1999).

Joseph E. Obermeyer(2)             Director   January,      President, Obermeyer &          54                   None
7337 E. Doubletree Ranch Road                 2003 to       Associates, Inc.
Scottsdale, Arizona 85258                     present       (Novemeber 1999 to
Born: 1957                                                  present) and Senior
                                                            Manager, Arthur
                                                            Anderson LLP (1995 to
                                                            October 1999).

--------------------------------------------------------------------------------

                                                TERM OF                                 NUMBER OF
                                               OFFICE AND         PRINCIPAL           PORFOLIOS IN            OTHER
                                 POSITION(S)   LENGTH OF        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH       TIME           DURING THE            OVERSEEN BY           HELD BY
          AND AGE                   FUND       SERVED(1)       PAST FIVE YEARS          DIRECTOR             DIRECTOR
          -------                   ----       ---------       ---------------          --------             --------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                    Director   December,     President and Chief             54        Mr. Fox is a Director of IPC
Aeltus Investment                             1997 to       Executive Officer (April                  Financial Network, Inc.
Management, Inc.                              present       2001 to present),                         (January 2001 to present).
10 State House Square                                       Managing Director and
Hartford, Connecticut                                       Chief Operating Officer
Born: 1955                                                  (April 1994 to April
                                                            2001), Chief Financial
                                                            Officer (April 1994 to
                                                            July 2001), Aeltus
                                                            Investment
                                                            Management, Inc.;
                                                            Executive Vice President
                                                            (April 2001 to present),
                                                            Director, Chief Operating
                                                            Officer (February 1995 to
                                                            present), Chief Financial
                                                            Officer, Managing
                                                            Director (February 1995
                                                            to April 2001), Aeltus
                                                            Capital, Inc; Senior Vice
                                                            President - Operations,
                                                            Aetna Life Insurance and
                                                            Annuity Company, March
                                                            1997 to December 1997.

--------------------------------------------------------------------------------

                                                TERM OF                                 NUMBER OF
                                               OFFICE AND         PRINCIPAL           PORFOLIOS IN            OTHER
                                 POSITION(S)   LENGTH OF        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH       TIME           DURING THE            OVERSEEN BY           HELD BY
          AND AGE                   FUND       SERVED(1)       PAST FIVE YEARS          DIRECTOR             DIRECTOR
          -------                   ----       ---------       ---------------          --------             --------
Thomas J. McInerney(4)             Director   April, 2002   Chief Executive Officer,       160        Director, Hemisphere, Inc.
7337 E. Doubletree Ranch Rd.                  to present    ING U.S. Financial                        (May 2003 - Present).
Scottsdale, Arizona 85258                                   Services (September 2001                  Trustee, ING Investors Trust
Born: 1956                                                  to present); General                      (February 2002 - Present);
                                                            Manager and Chief                         Director, Equitable Life
                                                            Executive Officer, ING                    Insurance Co., Golden
                                                            U.S. Worksite Financial                   American Life Insurance Co.,
                                                            Services (December 2000                   Life Insurance Company of
                                                            to present); Member, ING                  Georgia, Midwestern United
                                                            Americas Executive                        Life Insurance Co., ReliaStar
                                                            Committee (2001 to                        Life Insurance Co., Security
                                                            present); President, Chief                Life of Denver, Security
                                                            Executive Officer and                     Connecticut Life Insurance
                                                            Director of Northern Life                 Co., Southland Life
                                                            Insurance Company                         Insurance Co., USG Annuity
                                                            (2001 to present), ING                    and Life Company, and
                                                            Aeltus Holding Company,                   United Life and Annuity
                                                            Inc. (2000 to present),                   Insurance Co. Inc (March
                                                            ING Retail Holding                        2001 - Present); Trustee,
                                                            Company (1998 to                          Ameribest Life Insurance
                                                            present). Formerly, ING                   Co., (2001-2003); Trustee,
                                                            Life Insurance and                        First Columbine Life
                                                            Annuity Company (1997                     Insurance Co., (2001-2002);
                                                            to November 2002), ING                    Member of the Board,
                                                            Retirement Holdings, Inc.                 National Commission on
                                                            (1997 to March 2003);                     Retirement Policy,
                                                            General Manager and                       Governor's Council on
                                                            Chief Executive Officer,                  Economic Competitiveness
                                                            ING Worksite Division                     and Technology of
                                                            (December 2000 to                         Connecticut, Connecticut
                                                            October 2001), President,                 Business and Industry
                                                            ING-SCI, Inc. (August                     Association, Bushnell;
                                                            1997 to December 2000);                   Connecticut Forum; Metro
                                                            President, Aetna                          Hartford Chamber of
                                                            Financial Services                        Commerce; and is Chairman,
                                                            (August 1997 to                           Concerned Citizens for
                                                            December 2000); Head of                   Effective Government. .
                                                            National Accounts, Core
                                                            Sales and Marketing,
                                                            Aetna U.S. Healthcare
                                                            (April 1996 to March
                                                            1997);

----------
(1)  Directors serve until their successors are duly elected and qualified.
(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.
(4) Mr. McInerney is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act") because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                       TERM OF OFFICE                   OCCUPATION(S)
      NAME, ADDRESS                  POSITIONS          AND LENGTH OF                    DURING THE
         AND AGE                   HELD WITH FUND        SERVICE(1)                    LAST FIVE YEARS
         -------                   --------------        ----------                    ---------------
OFFICERS:

James M. Hennessy                President, Chief        March 2002         President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.     Executive Officer,      to present         ING Capital Corporation, LLC, ING Funds
Scottsdale, Arizona 85258        and Chief                                  Services, LLC, ING Advisors, Inc., ING
Born: 1949                       Operating Officer                          Investments, LLC, Lexington Funds
                                                                            Distributor, Inc., Express America T.C.,
                                                                            Inc. and EAMC Liquidation Corp.
                                                                            (December 2001 - Present); Executive
                                                                            Vice President and Chief Operating
                                                                            Officer and ING Funds Distributor, LLC
                                                                            (June 2000 - Present). Formerly, Executive
                                                                            Vice President and Chief Operating
                                                                            Officer, ING Quantitative Management,
                                                                            Inc. (October 2001 - September 2002),
                                                                            Senior Executive Vice President (June
                                                                            2000 - December 2000) and Secretary
                                                                            (April 1995 - December 2000), ING
                                                                            Capital Corporation, LLC, ING Funds
                                                                            Services, LLC, ING Investments, LLC, ING
                                                                            Advisors, Inc., Express America T.C., Inc.
                                                                            and EAMC Liquidation Corp.; Executive
                                                                            Vice President, ING Capital Corporation,
                                                                            LLC and its affiliates (May 1998 - June
                                                                            2000); and Senior Vice President, ING
                                                                            Capital Corporation, LLC and its affiliates
                                                                            (April 1995 - April 1998).

Stanley D. Vyner                 Executive Vice          March 2002         Executive Vice President of ING Advisors,
7337 E. Doubletree Ranch Rd.     President               to present         Inc. and ING Investments, LLC (July 2000
Scottsdale, Arizona 85258                                                   to present) and Chief Investment Officer
Born: 1950                                                                  of the International Portfolios, ING
                                                                            Investments, LLC (July 1996 to present).
                                                                            Formerly, President and Chief Executive
                                                                            Officer of ING Investments, LLC (August
                                                                            1996 to August 2000).

Michael J. Roland                Executive Vice          March 2002         Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.     President,              to present         Officer and Treasurer of ING Funds
Scottsdale, Arizona 85258        Assistant Secretary                        Services, LLC, ING Funds Distributor, LLC,
Born: 1958                       and                                        ING Advisors, Inc., ING Investments, LLC,
                                 Principal Financial                        Lexington Funds Distributor, Inc., Express
                                 Officer                                    America T.C. Inc. and EAMC Liquidation
                                                                            Corp. (December 2001 to present).
                                                                            Formerly, Executive Vice President, Chief
                                                                            Financial Officer and Treasurer ING
                                                                            Quantitative Management (December
                                                                            2001 - September 2002), formerly, Senior
                                                                            Vice President, ING Funds Services, LLC,
                                                                            ING Investments, LLC, and ING Funds
                                                                            Distributor, LLC (June 1998 to December
                                                                            2001) and Chief Financial Officer of
                                                                            Endeavor Group (April 1997 to June
                                                                            1998).

--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                       TERM OF OFFICE                   OCCUPATION(S)
      NAME, ADDRESS                  POSITIONS          AND LENGTH OF                    DURING THE
         AND AGE                   HELD WITH FUND        SERVICE(1)                    LAST FIVE YEARS
         -------                   --------------        ----------                    ---------------
OFFICERS:

Robert S. Naka                   Senior Vice             March 2002         Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.     President and           to present         Secretary of ING Funds Services, LLC, ING
Scottsdale, Arizona 85258        Assistant Secretary                        Funds Distributor, LLC, ING Advisors, Inc.,
Born: 1963                                                                  ING Capital Corporation, LLC ING
                                                                            Investments, LLC, (October 2001to
                                                                            present) and Lexington Funds
                                                                            Distributor, Inc. (December 2001to
                                                                            present). Formerly, Senior Vice President
                                                                            and Assistant Secretary, ING Quantitive
                                                                            Management, INC. (October 2001 -
                                                                            September 2002). Formerly, Vice
                                                                            President, ING Investments, LLC (April
                                                                            1997 to October 1999), ING Funds
                                                                            Services, LLC (February 1997 to August
                                                                            1999) and Assistant Vice President, ING
                                                                            Funds Services, LLC (August 1995 to
                                                                            February 1997).

Robyn L. Ichilov                 Vice President and      March 2002         Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.     Treasurer               to present         (October 2001to present) and ING
Scottsdale, Arizona 85258                                                   Investments, LLC (August 1997 to
Born: 1967                                                                  present); Accounting Manager, ING
                                                                            Investments, LLC (November 1995 to
                                                                            present).

Kimberly A. Anderson             Vice President and      March 2002         Vice President and Secretary of ING
7337 E. Doubletree Ranch Rd.     Secretary               to present         Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258                                                   Distributor, LLC, ING Advisors, Inc., ING
Born: 1964                                                                  Investments, LLC (October 2001to
                                                                            present) and Lexington Funds
                                                                            Distributor, Inc. (December 2001to
                                                                            present). Formerly, Vice President, ING
                                                                            Quantitative Management, Inc. (October
                                                                            2001 - September 2002). Formerly,
                                                                            Assistant Vice President of ING Funds
                                                                            Services, LLC (November 1999 to January
                                                                            2001) and has held various other
                                                                            positions with ING Funds Services, LLC
                                                                            for more than the last five years.

Lauren D. Bensinger              Vice President          March 2003 to      Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                             present            Officer, ING Funds Distributor, LLC. (July
Scottsdale, Arizona 85258                                                   1995 - Present); Vice President (February
Born: 1954                                                                  1996 - Present) and Chief Compliance
                                                                            Officer (October 2001 - Present) ING
                                                                            Investments, LLC; Vice President and
                                                                            Chief Compliance Officer, ING Advisors,
                                                                            Inc. (July 2000 - Present), Vice President
                                                                            and Chief Compliance Officer, ING
                                                                            Quantitative Management, Inc. (July
                                                                            2000 - September 2002), and Vice
                                                                            President, ING Fund Services, LLC (July
                                                                            1995 - Present).

Maria M. Anderson                Assistant Vice          April 2002         Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.     President               to present         Services, LLC (October 2001to present).
Scottsdale, Arizona 85258                                                   Formerly, Manager of Fund Accounting
Born: 1958                                                                  and Fund Compliance, ING Investments,
                                                                            LLC (September 1999 to November
                                                                            2001); Section Manager of Fund
                                                                            Accounting, Stein Roe Mutual Funds
                                                                            (July 1998 to August 1999); and Financial
                                                                            Reporting Analyst, Stein Roe Mutual
                                                                            Funds (August 1997 to July 1998).

--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                       TERM OF OFFICE                   OCCUPATION(S)
      NAME, ADDRESS                  POSITIONS          AND LENGTH OF                    DURING THE
         AND AGE                   HELD WITH FUND        SERVICE(1)                    LAST FIVE YEARS
         -------                   --------------        ----------                    ---------------
OFFICERS:

Todd Modic                       Assistant Vice          April 2002         Vice-President of Financial Reporting --
7337 E. Doubletree Ranch Rd.     President               to present         Fund Accounting of ING Funds Services,
Scottsdale, Arizona 85258                                                   LLC (September 2002 to present).
Born: 1967                                                                  Director of Financial Reporting of ING
                                                                            Funds Services, LLC (March 2001 to
                                                                            September 2002). Formerly, Director of
                                                                            Financial Reporting, Axient
                                                                            Communications, Inc. (May 2000 to
                                                                            January 2001) and Director of Finance,
                                                                            Rural/Metro Corporation (March 1995 to
                                                                            May 2000).

Susan P. Kinens                  Assistant Vice          March 2003 to      Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.     President and           present            Secretary, ING Funds Services, LLC
Scottsdale, Arizona 85258        Assistant Secretary                        (December 2002 - Present); and has held
Born: 1976                                                                  various other positions with ING Funds
                                                                            Services, LLC for the last five years.

----------
(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                        DOMESTIC EQUITY VALUE FUNDS
  ING Emerging Countries Fund                 ING Financial Services Fund
  ING Foreign Fund                            ING Large Company Value Fund
  ING International Fund                      ING MagnaCap Fund
  ING International Growth Fund               ING Tax Efficient Equity Fund
  ING International SmallCap Growth Fund      ING Value Opportunity Fund
  ING International Value Fund                ING SmallCap Value Fund
  ING Precious Metals Fund                    ING MidCap Value Fund
  ING Russia Fund
                                            DOMESTIC EQUITY AND INCOME FUNDS
INTERNATIONAL GLOBAL EQUITY                   ING Equity and Bond Fund
  ING Global Real Estate Fund                 ING Convertible Fund
  ING Worldwide Growth Fund                   ING Balanced Fund
                                              ING Growth and Income Fund
DOMESTIC EQUITY FUNDS
  ING Growth Fund                           FIXED INCOME FUNDS
  ING Growth + Value Fund                     ING Bond Fund
  ING Growth Opportunities Fund               ING Classic Money Market Fund*
  ING LargeCap Growth Fund                    ING Government Fund
  ING MidCap Opportunities Fund               ING GNMA Income Fund
  ING Small Company Fund                      ING High Yield Opportunity Fund
  ING SmallCap Opportunities Fund             ING High Yield Bond Fund
  ING Technology Fund                         ING Intermediate Bond Fund
                                              ING Lexington Money Market Trust*
DOMESTIC EQUITY INDEX FUNDS                   ING National Tax Exempt Bond Fund
  ING Disciplined LargeCap Fund               ING Money Market Fund*
  ING Index Plus LargeCap Fund                ING Aeltus Money Market Fund*
  ING Index Plus MidCap Fund                  ING Strategic Bond Fund
  ING Index Plus SmallCap Fund
                                            STRATEGIC ALLOCATION FUNDS
                                              ING Strategic Allocation Growth Fund
                                              ING Strategic Allocation Balanced Fund
                                              ING Strategic Allocation Income Fund

                                            LOAN PARTICIPATION FUNDS
                                              ING Prime Rate Trust
                                              ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC, at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS                                                 AFCA/G&IAR0503-072703

ANNUAL REPORT

May 31, 2003                              DOMESTIC EQUITY INDEX FUNDS
                                          ING Index Plus Large Cap Fund
CLASSES A, B, C, I AND O                  ING Index Plus Mid Cap Fund
                                          ING Index Plus Small Cap Fund

                                          STRATEGIC ALLOCATION FUNDS
                                          ING Strategic Allocation Growth Fund
                                          ING Strategic Allocation Balanced Fund
                                          ING Strategic Allocation Income Fund







                                     [PHOTO]

                                                                     [LION LOGO]
                                                                      ING FUNDS

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            President's Letter ...........................  1
            Portfolio Managers' Reports:
              Domestic Equity Index Funds ................  2
              Strategic Allocation Funds .................  8
            Index Descriptions ........................... 12
            Independent Auditors' Report ................. 14
            Statements of Assets and Liabilities ......... 15
            Statements of Operations ..................... 19
            Statements of Changes in Net Assets .......... 21
            Financial Highlights ......................... 27
            Notes to Financial Statements ................ 39
            Portfolios of Investments .................... 56
            Tax Information .............................. 97
            Director and Officer Information ............. 98

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

    [PHOTO]
JAMES M. HENNESSY

Dear Shareholder,

It would be an understatement to refer to this past year as a challenging one for investors. There have been many events on the geopolitical front and numerous economic challenges that have tested investor resilience.

We are now in a period of one of the longest economic downturns in U.S. history. Although few of us will take much comfort in the fact that we have coped with a particularly challenging time, perhaps we should.

We at ING Funds remain optimistic about the future, preferring to see the positives that have emerged in the wake of recent difficulties. For instance, the quick actions on the part of the financial industry and government regulators that followed a string of recent corporate scandals may have helped regain investor trust and the tough new accounting standards now in place should help permanently improve our industry.

Although I do not wish to be premature in my enthusiasm, I do believe that the gradual market upturn of recent months supports ING Funds' long-held philosophy that it is important to remain focused on long-term investment goals and maintain reasonable expectations.

In recent months, we at ING Funds have made some changes to some of our fund management teams. We have also entered into new relationships with respected sub-advisers and are launching several new mutual funds. We have implemented improvements to our website that make it more accessible to investors and financial advisors alike.

We remain committed to providing quality service and innovative products to help meet the needs of our investors, and we are excited and optimistic about the future.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
July 15, 2003

ING INDEX PLUS LARGECAP FUND                          Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan, Sr. Portfolio Manager, Doug Cot-, Portfolio Manager, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: ING Index Plus LargeCap Fund (the "Fund") seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk. The Fund invests at least 80% of its net assets in stocks included in the S&P 500.

MARKET OVERVIEW: The S&P 500 posted a loss of 8.06% over the 12 months ended May 31, 2003. In our view, market declines occurred in the first half of the period due to accounting concerns, conflict with Iraq and concerns regarding the strength of the U.S. economic rebound. However, the market retraced a significant portion of those losses this year after the successful resolution of the war and mounting evidence of improving corporate earnings.

Within the market, leadership has swung sharply back and forth between defensive stocks and former growth stocks. The sharp rallies of the fourth quarter of 2002 and from April 2003 have favored the smallest stocks within the S&P 500, especially those trading at low dollar prices. In our view, during the period financials, health care and information technology stocks were the strongest performers. The utilities and consumer discretionary sectors suffered the worst performance during the period.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares provided a total return of -9.18% compared to -8.06% for the S&P 500.

PORTFOLIO SPECIFICS: Our return attribution analysis indicates that the bulk of the Fund's underperformance compared to its benchmark was due to stock selection, especially in April - May of 2003. The models we use to determine our overweights and underweights measure three things: business momentum/earnings quality, valuation, and market recognition. In looking at what was effective and what was not, we were hurt primarily by our market recognition variables, including price momentum, analyst estimate revision, and short interest during the rally in 2003. This was due to the fact that the market's recent focus on small, low-priced stocks represents a significant change in market leadership and is unsupported by our measures of positive analyst estimate revisions. Only some of our valuation factors, like price to free cash flow, cash as a percentage of market value, and forward P/E were effective during the period.

While the Fund benefited from its underweights in less fundamentally attractive stocks in 2002, this year our underweights have detracted from performance as the stocks with the poorest fundamentals according to our measures have had the best performance on balance. The largest individual detractors from performance were our overweights of Home Depot and Cisco, and our underweight in AIG. Positive contributors to performance were our underweights in Altria Group, Baxter International, and Electronic Data Systems.

The Fund's sector allocation did not have a significant impact on performance, as is typically the case because we maintain sector exposures that are very close to those of our benchmark.

MARKET OUTLOOK: Our bottom-up quantitative ranking process is leading us currently to modest overweights in industrials and financials and small underweights in the health care and consumer discretionary sectors. Our fully invested approach will continue to focus on the goal of adding performance through strong individual stock selection -- not through sector or style rotation -- while maintaining overall portfolio characteristics that are representative of the S&P 500.

We believe that if the current rally continues, our model will identify the strongest performing stocks based on our research we believe that stocks that our research indicates have attractive valuations, strong underlying business momentum, and clear market recognition will, over the long run, outperform stocks that we determine have the worst scores in these areas.

Portfolio Managers' Report                          ING INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

                                12/10/96      5/31/97      5/31/98      5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                               ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
ING Index Plus
  LargeCap Fund Class I        $1,000,000   $1,142,700   $1,503,500   $1,849,500   $2,108,800   $1,859,400   $1,592,500   $1,446,190
S&P 500 Index                  $1,000,000   $1,131,500   $1,478,700   $1,789,600   $1,977,000   $1,768,300   $1,523,500   $1,400,625


                                                 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MAY 31, 2003
                           ---------------------------------------------------------------------------------------------------------
                                             SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                OF CLASS A        OF CLASS B        OF CLASS C        OF CLASS I       OF CLASS O
                           1 YEAR    5 YEAR       2/3/97            3/1/99           6/30/98           12/10/96          8/1/01
                           ------    ------       ------            ------           -------           --------          ------
Including Sales Charge:
 Class A(1)                -12.18%   -1.64%        4.22%               --                --               --                 --
 Class B(2)                -14.63%      --           --             -6.13%               --               --                 --
 Class C(3)                -18.78%      --           --                --             -2.44%              --                 --
 Class I                    -9.18%   -0.77%          --                --                --             5.87%                --
 Class O                    -9.46%      --           --                --                --               --            -11.34%
Excluding Sales Charge:
 Class A                    -9.48%   -1.03%        4.72%               --                --               --                 --
 Class B                   -10.14%      --           --             -5.68%               --               --                 --
 Class C                    -9.88%      --           --                --             -2.44%              --                 --
 Class I                    -9.18%   -0.77%          --                --                --             5.87%                --
 Class O                    -9.46%      --           --                --                --               --            -11.34%
S&P 500 Index               -8.06%   -1.08%        4.79%(4)         -4.41%            -1.89%(5)         5.32%(6)        -10.27%

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Fund against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 02/01/97.

(5)  Since inception performance for the index is shown from 07/01/98.

(6)  Since inception performance for the index is shown from 12/01/96.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompanies investments in equities. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

            See accompanying index descriptions on pages 12 and 13.

ING INDEX PLUS MIDCAP FUND                            Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan, Sr. Portfolio Manager, Doug Cote, Portfolio Manager, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: ING Index Plus MidCap Fund (the "Fund") seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk. The Fund invests at least 80% of its net assets in stocks included in the S&P 400.

MARKET OVERVIEW: The S&P 400 posted a loss of 9.14% for the year ended May 31, 2003. In our view, market declines occurred in the first half of the period due to accounting concerns, conflict with Iraq, and concerns regarding the strength of the U.S. economic rebound. However, the market retraced a significant portion of those losses this year after the successful resolution of the war and mounting evidence of improving corporate earnings.

Within the market, leadership has swung sharply back and forth between defensive stocks and former growth stocks. The sharp rallies of the fourth quarter of 2002 and from April 2003 have favored the smallest stocks within the S&P 400, especially those trading at low dollar prices. In our view during the period financials, health care and information technology stocks were the strongest performers. The utilities and consumer discretionary sectors suffered the worst performance during the period.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares provided a total return of -8.89% compared to -9.14% for the S&P 400.

PORTFOLIO SPECIFICS: Our return attribution analysis indicates that the Fund's outperformance was due to stock selection and sector allocation. The models we use to determine our overweights and underweights measure three things: business momentum/earnings quality, valuation, and market recognition. In looking at what was effective and what was not, we were aided primarily by our underweights in less fundamentally attractive stocks as stocks with the poorest fundamentals, according to our measures, lagged the market significantly in 2002. However, this year the Fund's performance has been hurt by our underweights due to the market's recent focus in April and May on small, low-priced stocks, which represents a significant change in market leadership and is unsupported by our measures of positive analyst estimate revisions.

Some of the largest contributors to the Fund's performance during the year were our underweights in Cadence Design Systems, Atmel Corp. and BJ's Wholesale Club. Negative contributors to relative performance included our underweights in IDEC Pharmaceuticals, Millennium Pharmaceuticals, and Gilead Sciences. Effective sector allocation also added to performance. This was due primarily to our underweight in the information technology sector, at times during the period when it was weak.

MARKET OUTLOOK: Our bottom-up quantitative ranking process is leading us currently to modest overweights in financials and consumer staples and small underweights in the health care and energy sectors. Our fully invested approach will continue to focus on the goal of adding performance through strong individual stock selection -- not through sector or style rotation -- while maintaining overall portfolio characteristics that are representative of the S&P 400.

We believe that if the current rally continues, our model will identify the strongest performing stocks based on our research we believe that stocks that our research indicates have attractive valuations, strong underlying business momentum, and clear market recognition will, over the long run, outperform stocks that our research indicates have the worst scores in these areas.

Portfolio Managers' Report                            ING INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------

                                              2/3/98       5/31/98      5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                                            ----------   ----------   ----------   ----------   ----------   ----------   ----------
ING Index Plus MidCap Fund Class I          $1,000,000   $1,074,000   $1,225,500   $1,589,800   $1,722,100   $1,785,500   $1,626,829
S&P MidCap 400 Index                        $1,000,000   $1,100,500   $1,231,800   $1,496,000   $1,559,400   $1,699,100   $1,543,817


                                         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MAY 31, 2003
                            --------------------------------------------------------------------------------------------
                                                   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                  OF CLASS A AND I      OF CLASS B        OF CLASS C        OF CLASS O
                            1 YEAR      5 YEAR         2/3/98             3/1/99           6/30/98            8/1/01
                            ------      ------         ------             ------           -------            ------
Including Sales Charge:
 Class A(1)                  -11.83%      7.72%         8.67%                --                --                --
 Class B(2)                  -14.31%        --            --               7.41%               --                --
 Class C(3)                  -10.56%        --            --                 --              7.62%               --
 Class I                      -8.89%      8.66%         9.58%                --                --                --
 Class O                      -9.06%        --            --                 --                --             -2.58%
Excluding Sales Charge:
 Class A                      -9.10%      8.38%         9.29%                --                --                --
 Class B                      -9.84%        --            --               7.78%               --                --
 Class C                      -9.66%        --            --                 --              7.62%               --
 Class I                      -8.89%      8.66%         9.58%                --                --                --
 Class O                      -9.06%        --            --                 --                --             -2.58%
S&P MidCap 400 Index          -9.14%      7.00%         8.48%(4)           8.17%             6.99%(5)         -2.86%

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Fund against the S&P MidCap 400 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 02/01/98.

(5)  Since inception performance for the index is shown from 07/01/98.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompanies investments in equities. Investing in stocks of mid-sized companies may entail greater price volatility and less liquidity than investing in stocks of larger companies.

            See accompanying index descriptions on pages 12 and 13.

ING INDEX PLUS SMALLCAP FUND                          Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan, Sr. Portfolio Manager, Doug Cote, Portfolio Manager, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: ING Index Plus SmallCap Fund (the "Fund") seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk. The Fund invests at least 80% of its net assets in stocks included in the S&P 600.

MARKET OVERVIEW: The S&P 600 posted a loss of 10.87% for the year ended May 31, 2003. In our view, market declines occurred in the first half of the period due to accounting concerns, conflict with Iraq and concerns regarding the strength of the U.S. economic rebound. However, the market retraced a significant portion of those losses this year after the successful resolution of the war and mounting evidence of improving corporate earnings.

Within the market, leadership has swung sharply back and forth between defensive stocks and former growth stocks. The sharp rallies of the fourth quarter of 2002 and from April 2003 have favored the smallest stocks within the S&P 600, especially those trading at low dollar prices. In our view, during the period utilities, energy, and financials stocks were the strongest performers. The materials and consumer staples sectors suffered the worst performance during the period.

PERFORMANCE: For the year ended May 31, 2003, the Fund's Class I shares provided a total return of -9.40% compared to -10.87% for the S&P 600.

PORTFOLIO SPECIFICS: Our return attribution analysis indicates that the Fund's outperformance was due to stock selection and sector allocation. The models we use to determine our overweights and underweights measure three things: business momentum/earnings quality, valuation, and market recognition. In looking at what was effective and what was not, we were aided primarily by our underweights in less fundamentally attractive names as stocks with the poorest fundamentals according to our measures lagged the market significantly in 2002. However, this year the Fund's performance has been hurt by our underweights in these types of stocks due to the market's recent focus in April and May on small, low priced stocks, which represents a sharp change in market leadership and is unsupported by our measures of positive analyst estimate revisions.

Some of the largest contributors to the Fund's performance during the year were our underweights in OM Group, Fleming Companies, and Orthodontic Centers of America. Negative contributors to relative performance included our underweights in Pacific Sunwear of California, Regeneron Pharmaceuticals and Massey Energy. Effective sector allocation also added to performance. This was due primarily to our underweight in the information technology sector, which suffered a sharp loss during the period.

MARKET OUTLOOK: Our bottom-up quantitative ranking process is leading us currently to modest overweights in the health care and financials sectors and small underweights in the consumer discretionary and materials sectors. Our fully invested approach will continue to focus on the goal of adding performance through strong individual stock selection -- not through sector or style rotation -- while maintaining overall portfolio characteristics that are representative of the S&P 600.

We believe that if the current rally continues, our model will identify the strongest performing stocks based on our research we believe that stocks that our research indicates have attractive valuations, strong underlying business momentum, and clear market recognition will, over the long run, outperform stocks that our research indicates have the worst scores in these areas.

Portfolio Managers' Report                          ING INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

                                              2/3/98       5/31/98      5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                                            ----------   ----------   ----------   ----------   ----------   ----------   ----------
ING Index Plus SmallCap Fund Class I        $1,000,000   $1,062,000   $  978,500   $1,054,100   $1,187,600   $1,295,100   $1,173,344
S&P SmallCap 600 Index                      $1,000,000   $1,079,100   $1,000,300   $1,141,800   $1,296,300   $1,421,000   $1,266,516


                                         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MAY 31, 2003
                            --------------------------------------------------------------------------------------------
                                                   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                  OF CLASS A AND I      OF CLASS B        OF CLASS C       OF CLASS O
                            1 YEAR      5 YEAR         2/3/98             3/1/99           6/30/98           8/1/01
                            ------      ------         ------             ------           -------           ------
Including Sales Charge:
 Class A(1)                 -12.38%      1.12%          2.18%                --                --               --
 Class B(2)                 -14.85%        --             --               4.85%               --               --
 Class C(3)                 -11.02%        --             --                 --              1.15%              --
 Class I                     -9.40%      2.01%          3.05%                --                --               --
 Class O                     -9.67%        --             --                 --                --            -1.93%
Excluding Sales Charge:
 Class A                     -9.64%      1.74%          2.77%                --                --               --
 Class B                    -10.42%        --             --               5.25%               --               --
 Class C                    -10.13%        --             --                 --              1.15%              --
 Class I                     -9.40%      2.01%          3.05%                --                --               --
 Class O                     -9.67%        --             --                 --                --            -1.93%
S&P SmallCap 600 Index      -10.87%      3.25%          4.53%(4)           8.25%             3.25%(5)        -2.29%

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Fund against the S&P SmallCap 600 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 02/01/98.

(5)  Since inception performance for the index is shown from 07/01/98.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompanies investments in equities. Investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies.

            See accompanying index descriptions on pages 12 and 13.

ING STRATEGIC ALLOCATION GROWTH
ING STRATEGIC ALLOCATION BALANCED
ING STRATEGIC ALLOCATION INCOME                       Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGER: Mary Ann Fernandez, Senior Vice President, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: ING Strategic Allocation Growth Fund ("Strategic Allocation Growth") seeks to provide capital appreciation. ING Strategic Allocation Balanced Fund ("Strategic Allocation Balanced") seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). ING Strategic Allocation Income Fund ("Strategic Allocation Income") seeks to provide total return consistent with preservation of capital.

Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income are asset allocation funds that have been designed for investors with different investment goals:

* Strategic Allocation Growth is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

* Strategic Allocation Balanced is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

* Strategic Allocation Income is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

MARKET REVIEW: For the year ended May 31, 2003, financial markets and the economy were impacted by what seemed to be a record number of internal and external factors. Residual effects of earlier accounting problems, several high profile bankruptcies, continued Middle East violence, severe winter storms, terrorism alerts, steeply rising energy prices and the uncertainty leading up to and including the Iraqi conflict all weighed on business and consumer confidence. While the U.S. unemployment rate ranged between 5.7% and 6.0% throughout the period, the general level of uncertainty magnified its negative affect on consumer confidence.

The U.S. fixed income market registered strong returns with the Lehman Aggregate Index returning 11.58%. Bonds were supported by the Federal Reserve continuing to lower short-term interest rates, no inflation, slow growth, and high retail demand for fixed income products.

The U.S. stock market, by all capitalization measures, declined over the year. S&P 500 large-cap stocks lost 8.1%, while the Russell 2000 small-cap stocks lost approximately the same amount at 9.5%. Mid-cap stocks (S&P 400 Index) lost 9.1%. The Nasdaq Composite fared the best, losing only 1.2% due to a strong rally in the fourth quarter of 2002. In general, the equity market bottomed in October 2002, and again in March 2003, and has rallied strongly since the March low. The recent rally, however, was not strong enough to offset losses registered earlier in the 12-month period.

Overseas equity markets declined more than the U.S. market, with the MSCI Europe, Australia and Far East Index losing 12.0% for the period, despite a decline in the value of the dollar. The European market was hampered by a less accommodative monetary policy and Japan continued to struggle with problems in its banking sector. Additionally, the U.S. economic slowdown and declining dollar negatively affected both European and Japanese large-cap firms, which rely upon exports to the U.S.

PERFORMANCE: For the year ended May 31, 2003, the Class I shares of Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income, returned -7.73%, -4.29% and -0.87%, respectively, compared to their custom benchmarks, which returned -4.15%, -0.48% and 4.06%.

PORTFOLIO SPECIFICS: On an asset allocation level, performance was helped by an underweight in international equities, but hurt by an underweight in fixed income and an overweight in domestic equities. Within the various components of the funds, underperformance of the small- and mid-cap and international segments (relative to their respective benchmarks) hurt performance, while the positive results of the bond market as a whole added to returns. Our holdings in small- and mid-cap utilities and industrials as well as European and Japanese stocks negatively affected performance. Offsetting this somewhat was strong security selection in large-cap health care and real estate investment trusts.

MARKET OUTLOOK: Despite all the negative events that weighed on the economy and markets for the past 12 months, the market appears to have bottomed in March 2003. We believe that there are currently a significant number of market and economic supports in place. Interest rates are at a 40-year low, with the Federal Reserve indicating it has no interest in raising rates until economic growth is firmly entrenched. Fiscal policy appears to be very accommodative, with the recent $350 billion tax cut front loaded to stimulate the economy in 2003 and 2004. The value of the U.S. dollar, which declined from multi-year highs, should likely give U.S. firms pricing advantages in overseas markets and enhance large-cap multinational profitability. We believe that consumer confidence appears to be rising rapidly after the end of the Iraqi conflict, as it did in 1991. Declining energy prices and record mortgage refinancing have left the consumer with a great deal of liquidity, to invest or spend. Funds have recently begun to flow from very low yielding money market mutual funds back into equities.

For the first quarter of 2003, corporate profitability rose above analyst estimates, but due more to increased efficiency and productivity than from a general rise in demand. Manufacturing inventories are at record low levels. Any demand created by a very accommodative monetary and fiscal policy will have to translate into increased production and employment. Technology capital replacement has already been in evidence for several quarters, which has in turn helped support the Nasdaq relative to other indices. We look for the current gradual recovery in the economy and the markets to continue and build momentum through the third and fourth quarters of this year.

                                                        ING STRATEGIC ALLOCATION
Portfolio Managers' Report                                           GROWTH FUND
--------------------------------------------------------------------------------

                                  1/4/95       5/31/95      5/31/96      5/31/97      5/31/98
                                ----------   ----------   ----------   ----------   ----------
ING Strategic Allocation
  Growth Fund Class I           $1,000,000   $1,076,000   $1,338,400   $1,622,600   $1,949,200
Russell 3000 Index              $1,000,000   $1,159,200   $1,507,900   $1,884,300   $2,445,300
ING Strategic Allocation
  Growth Composite Index        $1,000,000   $1,137,200   $1,394,600   $1,671,900   $2,074,600


                                  5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                                ----------   ----------   ----------   ----------   ----------
ING Strategic Allocation
  Growth Fund Class I           $1,987,300   $2,110,000   $2,036,300   $1,875,100   $1,730,143
Russell 3000 Index              $2,890,100   $3,231,900   $2,917,700   $2,553,900   $2,356,481
ING Strategic Allocation
  Growth Composite Index        $2,374,000   $2,624,800   $2,467,700   $2,268,500   $2,174,320


                                               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MAY 31, 2003
                                --------------------------------------------------------------------------------------------
                                                       SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                          OF CLASS A        OF CLASS B        OF CLASS C       OF CLASS I
                                1 YEAR       5 YEAR        1/20/97            3/1/99           6/30/98           1/4/95
                                ------       ------        -------            ------           -------           ------
Including Sales Charge:
 Class A(1)                     -13.29%      -3.75%         0.54%                --                --               --
 Class B(2)                     -13.22%         --            --              -2.87%               --               --
 Class C(3)                      -9.66%         --            --                 --             -3.65%              --
 Class I                         -7.73%      -2.36%           --                 --                --             6.74%
Excluding Sales Charge:
 Class A                         -8.02%      -2.60%         1.48%                --                --               --
 Class B                         -8.65%         --            --              -2.45%               --               --
 Class C                         -8.75%         --            --                 --             -3.65%              --
 Class I                         -7.73%      -2.36%           --                 --                --             6.74%
Russell 3000 Index               -7.73%      -0.74%         4.73%(4)          -3.31%            -1.42%(5)        10.72%(6)
Strategic Allocation Growth
 Composite Index(7)              -4.15%       0.94%         5.24%(4)          -0.98%             0.43%(5)         9.67%(6)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Growth Fund against the Russell 3000 Index and the Strategic Allocation Growth Composite Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 02/01/97.

(5)  Since inception performance for the index is shown from 07/01/98.

(6)  Since inception performance for the index is shown from 01/01/95.

(7) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks; small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock and bond investing. In addition, the success of the Fund's strategy depends significantly on the asset allocation among difficult asset classes. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. Generally when interest rates rise, bond prices fall. The value of high-yield bonds is more sensitive to economic and market conditions than other bonds.

            See accompanying index descriptions on pages 12 and 13.

ING STRATEGIC ALLOCATION
BALANCED FUND                                         Portfolio Managers' Report
--------------------------------------------------------------------------------

                                    1/4/95       5/31/95      5/31/96      5/31/97      5/31/98
                                  ----------   ----------   ----------   ----------   ----------
ING Strategic Allocation
  Balanced Fund Class I           $1,000,000   $1,072,000   $1,289,700   $1,517,500   $1,787,100
Russell 3000 Index                $1,000,000   $1,159,200   $1,507,900   $1,884,300   $2,445,300
ING Strategic Allocation
  Balanced Composite Index        $1,000,000   $1,128,000   $1,335,100   $1,565,300   $1,892,800


                                    5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                                  ----------   ----------   ----------   ----------   ----------
ING Strategic Allocation
  Balanced Fund Class I           $1,798,400   $1,875,200   $1,874,600   $1,781,600   $1,705,149
Russell 3000 Index                $2,890,100   $3,231,900   $2,917,700   $2,553,900   $2,356,481
ING Strategic Allocation
  Balanced Composite Index        $2,129,700   $2,312,100   $2,289,000   $2,178,000   $2,167,584


                                                 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MAY 31, 2003
                                  --------------------------------------------------------------------------------------------
                                                         SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                            OF CLASS A        OF CLASS B        OF CLASS C       OF CLASS I
                                  1 YEAR       5 YEAR        1/20/97            3/1/99           6/30/98           1/4/95
                                  ------       ------        -------            ------           -------           ------
Including Sales Charge:
 Class A(1)                       -10.04%      -2.35%         1.33%                --                --               --
 Class B(2)                        -9.95%         --            --              -1.37%               --               --
 Class C(3)                        -6.24%         --            --                 --             -2.16%              --
 Class I                           -4.29%      -0.93%           --                 --                --             6.55%
Excluding Sales Charge:
 Class A                           -4.59%      -1.19%         2.27%                --                --               --
 Class B                           -5.25%         --            --              -0.95%               --               --
 Class C                           -5.30%         --            --                 --             -2.16%              --
 Class I                           -4.29%      -0.93%           --                 --                --             6.55%
Russell 3000 Index                 -7.73%      -0.74%         4.73%(4)          -3.31%            -1.42%(5)        10.72%(6)
Strategic Allocation Balanced
 Composite Index(7)                -0.48%       2.75%         6.10%(4)           1.27%             2.34%(5)         9.63%(6)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Balanced Fund against the Russell 3000 Index and the Strategic Allocation Balanced Composite Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 02/01/97.

(5)  Since inception performance for the index is shown from 07/01/98.

(6)  Since inception performance for the index is shown from 01/01/95.

(7) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks; small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock and bond investing. In addition, the success of the Fund's strategy depends significantly on the asset allocation among difficult asset classes. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. Generally when interest rates rise, bond prices fall. The value of high-yield bonds is more sensitive to economic and market conditions than other bonds

            See accompanying index descriptions on pages 12 and 13.

                                                        ING STRATEGIC ALLOCATION
Portfolio Managers' Report                                           INCOME FUND
--------------------------------------------------------------------------------

                                       1/4/95       5/31/95      5/31/96      5/31/97      5/31/98
                                     ----------   ----------   ----------   ----------   ----------
ING Strategic Allocation
  Income Fund Class I                $1,000,000   $1,071,000   $1,244,900   $1,416,300   $1,614,700
Citigroup Broad
  Investment-Grade Bond Index        $1,000,000   $1,107,300   $1,155,700   $1,251,100   $1,388,600
ING Strategic Allocation
  Income Composite Index             $1,000,000   $1,116,200   $1,260,700   $1,434,400   $1,675,800


                                       5/31/99      5/31/00      5/31/01      5/31/02      5/31/03
                                     ----------   ----------   ----------   ----------   ----------
ING Strategic Allocation
  Income Fund Class I                $1,655,300   $1,738,000   $1,810,000   $1,783,200   $1,767,782
Citigroup Broad
  Investment-Grade Bond Index        $1,448,800   $1,477,900   $1,673,200   $1,808,000   $2,016,606
ING Strategic Allocation
  Income Composite Index             $1,838,400   $1,948,900   $2,033,500   $2,038,900   $2,121,716


                                                   AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MAY 31, 2003
                                     ------------------------------------------------------------------------------------------
                                                          SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                             OF CLASS A        OF CLASS B        OF CLASS C       OF CLASS I
                                     1 YEAR     5 YEAR        1/20/97            3/1/99           6/30/98           1/4/95
                                     ------     ------        -------            ------           -------           ------
Including Sales Charge:
 Class A(1)                          -6.77%      0.38%         2.84%                --               --                --
 Class B(2)                          -6.63%        --            --              -1.07%              --                --
 Class C(3)                          -2.78%        --            --                 --             0.65%               --
 Class I                             -0.87%      1.83%           --                 --               --              7.01%
Excluding Sales Charge:
 Class A                             -1.12%      1.57%         3.80%                --               --                --
 Class B                             -1.77%        --            --               1.50%              --                --
 Class C                             -1.80%        --            --                 --             0.65%               --
 Class I                             -0.87%      1.83%           --                 --               --              7.01%
Citigroup Broad Investment-Grade
 Bond Index                          11.54%      7.75%         8.03%(4)           7.70%            8.09%(5)          8.69%(6)
Strategic Allocation Income
 Composite Index(7)                   4.06%      4.83%         7.23%(4)           4.56%            3.99%(5)          9.35%(6)

Based upon a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Income Fund against the Citigroup Broad Investment-Grade Bond Index and the Strategic Allocation Income Composite Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance graph and table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 02/01/97.

(5)  Since inception performance for the index is shown from 07/01/98.

(6)  Since inception performance for the index is shown from 01/01/95.

(7) The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks; small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock and bond investing. In addition, the success of the Fund's strategy depends significantly on the asset allocation among difficult asset classes. International investing involves special risks, including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. Generally when interest rates rise, bond prices fall. The value of high-yield bonds is more sensitive to economic and market conditions than other bonds

            See accompanying index descriptions on pages 12 and 13.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The 91-DAY U.S. TREASURY BILL RATE is a capitalization-weighted basket of all outstanding Treasury Bills issued by the U.S. Government.

The CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX (formerly known as Salomon Smith Barney Broad Investment-Grade Bond Index) is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

The MSCI EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The RUSSELL 2000 INDEX is an unmanaged index that measures the performance of securities of smaller U.S. companies.

The RUSSELL 3000 INDEX is an unmanaged index that measures performance of 3000 U.S. companies based on total market capitalization.

The STANDARD AND POOR'S (S&P) 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

The S&P MIDCAP 400 INDEX is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

The S&P SMALLCAP 600 INDEX is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $820 million.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

ASSET CLASS

                              STRATEGIC       STRATEGIC      STRATEGIC
                              ALLOCATION      ALLOCATION     ALLOCATION     ASSET CLASS
                              GROWTH          BALANCED(1)    INCOME(2)      COMPARATIVE INDICES(3)
                              ------          -----------    ---------      ----------------------
EQUITY
  DOMESTIC STOCKS
  Range                        0-100%          0-80%           0-70%         Russell 3000
  Benchmark                      70%            55%             35%

INTERNATIONAL STOCKS
  Range                         0-20%          0-10%           0-10%         Morgan Stanley Capital
  Benchmark                      10%             5%             0%           International Europe,
                                                                             Australia and Far East Index
FIXED INCOME
  U.S. DOLLAR BONDS
  Range                         0-40%          0-70%          0-100%         Lehman Brothers
  Benchmark                      20%            35%             55%          Aggregate Bond Index

MONEY MARKET INSTRUMENTS
  Range                         0-30%          0-30%           0-30%         91-Day U.S. Treasury Bill Rate
  Benchmark                      0%              5%             10%

(1) Strategic Allocation Balanced intends to invest no more than 60% of its assets in any combination of the following asset classes:
     small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) Strategic Allocation Income intends to invest no more than 35% of its assets in any combination of the following asset classes:
     small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(3) The Asset Class Comparative Indices are components of the Composite Indices used by Aeltus as a benchmark to compare the performance of each Fund. See page 12 for a description of each Asset Class Comparative Index.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
 ING Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Strategic Allocation Growth Fund (formerly ING Ascent Fund), ING Strategic Allocation Balanced Fund (formerly ING Crossroads Fund) and ING Strategic Allocation Income Fund (formerly ING Legacy
Fund), each a series of ING Series Fund, Inc., as of May 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended May 31, 2003, the seven months ended May 31, 2002 and the year ended October 31, 2001, and the financial highlights for each of the years or periods in the five-year period ended May 31, 2003. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, ING Index Plus SmallCap Fund, ING Strategic Allocation Growth Fund, ING Strategic Allocation Balanced Fund and ING Strategic Allocation Income Fund as of May 31, 2003, and the results of their operations, changes in their net assets and their financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Boston, Massachusetts
July 11, 2003

             STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------

                                                                                     ING               ING              ING
                                                                                  INDEX PLUS       INDEX PLUS       INDEX PLUS
                                                                                   LARGECAP          MIDCAP          SMALLCAP
                                                                                     FUND             FUND             FUND
                                                                                --------------    -------------    ------------
ASSETS:
Investments in securities at value*                                             $  397,494,446    $  82,582,619    $ 26,711,202
Short-term investments, at amortized cost                                            2,359,000        1,258,000         285,000
Cash                                                                                    10,518              597             594
Receivables:
  Investment securities sold                                                         3,840,790        2,974,630             --
  Fund shares sold                                                                   1,377,693        1,867,558         203,497
  Dividends and interest                                                               620,083           85,428          15,887
Prepaid expenses                                                                        28,123           33,482          21,451
Reimbursement due from manager                                                          11,813           22,034          18,108
                                                                                --------------    -------------    ------------
  Total assets                                                                     405,742,466       88,824,348      27,255,739
                                                                                --------------    -------------    ------------
LIABILITIES:
Payable for investment securities purchased                                          2,877,085        3,214,610             --
Payable for fund shares redeemed                                                       660,649           78,501          77,945
Payable to affiliates                                                                  255,201           58,258          21,583
Payable for trustee fees                                                                 5,232            1,146             447
Other accrued expenses and liabilities                                                 107,212           75,658          63,461
                                                                                --------------    -------------    ------------
  Total liabilities                                                                  3,905,379        3,428,173         163,436
                                                                                --------------    -------------    ------------
NET ASSETS                                                                      $  401,837,087    $  85,396,175    $ 27,092,303
                                                                                ==============    =============    ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                                    517,157,537       85,864,330      24,846,525
Undistributed net investment income                                                    807,006          123,495             --
Accumulated net realized loss on investments, futures and foreign currencies      (155,027,154)     (10,137,167)     (2,057,516)
Net unrealized appreciation of investments, futures and foreign currencies          38,899,698        9,545,517       4,303,294
                                                                                --------------    -------------    ------------
NET ASSETS                                                                      $  401,837,087    $  85,396,175    $ 27,092,303
                                                                                ==============    =============    ============
* Cost of investments in securities                                             $  358,594,748    $  73,037,102    $ 22,407,908

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                           ING                 ING                ING
                                                        INDEX PLUS         INDEX PLUS         INDEX PLUS
                                                         LARGECAP            MIDCAP            SMALLCAP
                                                           FUND               FUND               FUND
                                                      -------------      -------------      -------------
CLASS A:
Net assets                                            $ 207,229,509      $  55,635,978      $  18,016,294
Shares authorized                                       100,000,000        100,000,000        100,000,000
Par value                                             $       0.001      $       0.001      $       0.001
Shares outstanding                                       16,883,612          4,780,889          1,578,980
Net asset value and redemption price per share        $      12.27       $      11.64       $      11.41
Maximum offering price per share (3.00%)(1)           $      12.65       $      12.00       $      11.76

CLASS B:
Net assets                                            $  24,227,739      $   7,733,056      $   3,586,264
Shares authorized                                       100,000,000        100,000,000        100,000,000
Par value                                             $       0.001      $       0.001      $       0.001
Shares outstanding                                        1,983,522            678,059            324,137
Net asset value and redemption price per share(2)     $      12.21       $      11.40       $      11.06
Maximum offering price per share                      $      12.21       $      11.40       $      11.06

CLASS C:
Net assets                                            $  16,434,493      $   5,362,782      $   2,202,101
Shares authorized                                       100,000,000        100,000,000        100,000,000
Par value                                             $       0.001      $       0.001      $       0.001
Shares outstanding                                        1,339,281            468,194            197,577
Net asset value and redemption price per share(2)     $      12.27       $      11.45       $      11.15
Maximum offering price per share                      $      12.27       $      11.45       $      11.15

CLASS I:
Net assets                                            $ 149,090,918      $  12,006,552      $     955,123
Shares authorized                                       100,000,000        100,000,000        100,000,000
Par value                                             $       0.001      $       0.001      $       0.001
Shares outstanding                                       12,053,355          1,022,896             82,680
Net asset value and redemption price per share        $      12.37       $      11.74       $      11.55
Maximum offering price per share                      $      12.37       $      11.74       $      11.55

CLASS O:
Net assets                                            $   4,854,428      $   4,657,807      $   2,332,521
Shares authorized                                       100,000,000        100,000,000        100,000,000
Par value                                             $       0.001      $       0.001      $       0.001
Shares outstanding                                          393,582            398,568            203,272
Net asset value and redemption price per share        $      12.33       $      11.69       $      11.47
Maximum offering price per share                      $      12.33       $      11.69       $      11.47

----------
(1) Maximum offering price is computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------

                                                                                   ING              ING               ING
                                                                                STRATEGIC        STRATEGIC         STRATEGIC
                                                                               ALLOCATION       ALLOCATION        ALLOCATION
                                                                                 GROWTH          BALANCED           INCOME
                                                                                  FUND             FUND              FUND
                                                                               -----------      -----------      ------------
ASSETS:
Investments in securities at value*                                            $62,544,433      $84,287,034      $44,674,217
Short-term investments, at amortized cost                                        2,767,730        8,174,518        8,807,610
Cash                                                                                   307              --            30,419
Foreign currencies, at value**                                                     475,848          358,429               29
Receivables:
  Investment securities sold                                                        34,407           42,406           18,021
  Fund shares sold                                                                  64,312           63,962           38,115
  Dividends and interest                                                           144,519          277,423          208,638
Prepaid expenses                                                                    24,361           24,581           24,224
Reimbursement due from manager                                                      16,133           13,702           15,622
                                                                               -----------      -----------      ------------
  Total assets                                                                  66,072,050       93,242,055       53,816,895
                                                                               -----------      -----------      ------------

LIABILITIES:
Payable for investment securities purchased                                      1,762,181        6,253,890        5,492,443
Payable for fund shares redeemed                                                    12,103            8,542            3,060
Payable to affiliates                                                               56,666           76,608           43,404
Payable to custodian                                                                   --            16,813              --
Payable for trustee fees                                                               620            1,012              692
Other accrued expenses and liabilities                                              67,540           65,791           56,388
                                                                               -----------      -----------      ------------
  Total liabilities                                                              1,899,110        6,422,656        5,595,987
                                                                               -----------      -----------      ------------
NET ASSETS                                                                     $64,172,940      $86,819,399      $48,220,908
                                                                               ===========      ===========      ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                                 74,909,492       96,940,217       50,202,651
Undistributed net investment income                                                240,578          242,397          125,727
Accumulated net realized loss on investments, futures and foreign currencies   (15,413,972)     (16,261,408)      (4,969,796)
Net unrealized appreciation of investments, futures and foreign currencies       4,436,842        5,898,193        2,862,326
                                                                               -----------      -----------      ------------
NET ASSETS                                                                     $64,172,940      $86,819,399      $48,220,908
                                                                               ===========      ===========      ============
* Cost of investments in securities                                            $58,155,131      $78,426,517      $41,812,285
** Cost of foreign currencies                                                  $   430,368      $   322,321      $        27

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                          ING                ING                ING
                                                       STRATEGIC          STRATEGIC          STRATEGIC
                                                      ALLOCATION         ALLOCATION         ALLOCATION
                                                        GROWTH            BALANCED            INCOME
                                                         FUND               FUND               FUND
                                                     -------------      -------------      -------------
CLASS A:
Net assets                                           $  38,801,425      $  51,521,117      $  29,223,087
Shares authorized                                      100,000,000        100,000,000        100,000,000
Par value                                            $       0.001      $       0.001      $       0.001
Shares outstanding                                       4,208,350          5,335,436          3,077,869
Net asset value and redemption price per share       $       9.22       $       9.66       $       9.49
Maximum offering price per share (5.75%)(1)          $       9.78       $      10.25       $      10.07

CLASS B:
Net assets                                           $     220,144      $     477,647      $     669,489
Shares authorized                                      100,000,000        100,000,000        100,000,000
Par value                                            $       0.001      $       0.001      $       0.001
Shares outstanding                                          23,955             49,500             70,311
Net asset value and redemption price per share(2)    $       9.19       $       9.65       $       9.52
Maximum offering price per share                     $       9.19       $       9.65       $       9.52

CLASS C:
Net assets                                           $     444,485      $     148,450      $     201,452
Shares authorized                                      100,000,000        100,000,000        100,000,000
Par value                                            $       0.001      $       0.001      $       0.001
Shares outstanding                                          48,393             15,256             21,123
Net asset value and redemption price per share(2)    $       9.18       $       9.73       $       9.54
Maximum offering price per share                     $       9.18       $       9.73       $       9.54

CLASS I:
Net assets                                           $  24,706,886      $  34,672,185      $  18,126,880
Shares authorized                                      100,000,000        100,000,000        100,000,000
Par value                                            $       0.001      $       0.001      $       0.001
Shares outstanding                                       2,659,664          3,556,948          1,890,116
Net asset value and redemption price per share       $       9.29       $       9.75       $       9.59
Maximum offering price per share                     $       9.29       $       9.75       $       9.59

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the Year Ended May 31, 2003
--------------------------------------------------------------------------------

                                                                       ING                ING               ING
                                                                    INDEX PLUS         INDEX PLUS        INDEX PLUS
                                                                     LARGECAP            MIDCAP           SMALLCAP
                                                                       FUND               FUND              FUND
                                                                   -------------      ------------      ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                          $   6,205,886      $    729,925      $    165,564
Interest                                                                  84,706            36,992             6,150
                                                                   -------------      ------------      ------------
  Total investment income                                              6,290,592           766,917           171,714
                                                                   -------------      ------------      ------------
EXPENSES:
Investment management fees                                             1,545,868           273,680            78,745
Distribution and service fees:
  Class A                                                                430,488            98,128            29,084
  Class B                                                                222,974            51,086            23,931
  Class C                                                                124,701            27,411            10,250
  Class O                                                                  6,576             7,748             4,347
Transfer agent fees                                                      309,486           189,732           111,279
Administrative service fees                                              274,820            48,655            13,999
Shareholder reporting expense                                             92,646            19,079             6,591
Registration fees                                                         40,233            47,264            49,744
Professional fees                                                         49,747            39,933            36,544
Custody and accounting expense                                           105,830            59,252            67,986
Director fees                                                             16,473             2,987               764
Miscellaneous expense                                                     20,546             7,698             5,990
                                                                   -------------      ------------      ------------
  Total expenses                                                       3,240,388           872,653           439,254
Less:
  Net waived and reimbursed fees                                          46,614           235,200           243,796
                                                                   -------------      ------------      ------------
  Net expenses                                                         3,193,774           637,453           195,458
                                                                   -------------      ------------      ------------
Net investment income (loss)                                           3,096,818           129,464           (23,744)
                                                                   -------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
  Investments                                                        (50,478,570)       (8,474,833)       (1,703,335)
  Futures                                                                335,243               --                --
                                                                   -------------      ------------      ------------
  Net realized gain (loss) on investments and futures                (50,143,327)       (8,474,833)       (1,703,335)
Net change in unrealized appreciation on investments                  14,399,843         5,305,471         1,593,405
                                                                   -------------      ------------      ------------
Net realized and unrealized loss on investments and futures          (35,743,484)       (3,169,362)         (109,930)
                                                                   -------------      ------------      ------------
Decrease in net assets resulting from operations                   $ (32,646,666)     $ (3,039,898)     $   (133,674)
                                                                   =============      ============      ============
* Foreign taxes withheld                                           $       3,738      $        --       $         81

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the Year Ended May 31, 2003
--------------------------------------------------------------------------------

                                                                                   ING             ING              ING
                                                                                STRATEGIC       STRATEGIC        STRATEGIC
                                                                                ALLOCATION      ALLOCATION       ALLOCATION
                                                                                  GROWTH         BALANCED          INCOME
                                                                                   FUND            FUND             FUND
                                                                               ------------    ------------    ------------
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*                                      $    776,044    $    868,586    $    327,458
Interest                                                                            285,466         806,871         872,019
                                                                               ------------    ------------    ------------
  Total investment income                                                         1,061,510       1,675,457       1,199,477
                                                                               ------------    ------------    ------------
EXPENSES:
Investment management fees                                                          395,755         554,782         323,795
Distribution and service fees:
  Class A                                                                            63,349          93,209          58,127
  Class B                                                                             1,755           2,932           3,890
  Class C                                                                             8,312           1,155           2,070
Transfer agent fees                                                                  42,311          43,472          38,358
Administrative service fees                                                          39,575          55,478          32,380
Shareholder reporting expense                                                        15,008          15,821          10,591
Registration fees                                                                    61,969          52,873          54,069
Professional fees                                                                    33,644          35,675          32,120
Custody and accounting expense                                                       89,875          98,689          69,704
Director fees                                                                         1,805           2,859           2,073
Miscellaneous expense                                                                 6,801           6,900           4,721
                                                                               ------------    ------------    ------------
  Total expenses                                                                    760,159         963,845         631,898
Less:
  Net waived and reimbursed fees                                                    194,782         206,955         204,836
                                                                               ------------    ------------    ------------
  Net expenses                                                                      565,377         756,890         427,062
                                                                               ------------    ------------    ------------
Net investment income                                                               496,133         918,567         772,415
                                                                               ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FUTURES AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments                                                                    (6,156,610)     (6,386,943)     (2,153,247)
  Futures and forward foreign currency exchange contracts                          (192,072)       (162,599)        (30,414)
  Foreign currency related transactions                                              70,993          67,206           6,145
                                                                               ------------    ------------    ------------
  Net realized gain (loss) on investments, futures and foreign currencies        (6,277,689)     (6,482,336)     (2,177,516)
                                                                               ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                                     1,692,900       2,612,059       1,216,147
  Futures and forward foreign currency exchange contracts                            26,777          26,362             340
  Foreign currency related transactions                                              19,368          15,453          (3,986)
                                                                               ------------    ------------    ------------
Net change in unrealized appreciation on investments and foreign currencies       1,739,045       2,653,874       1,212,501
                                                                               ------------    ------------    ------------
Net realized and unrealized gain loss on investments, futures
 and foreign currencies                                                          (4,538,644)     (3,828,462)       (965,015)
                                                                               ------------    ------------    ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $ (4,042,511)   $ (2,909,895)   $   (192,600)
                                                                               ============    ============    ============
* Foreign taxes withheld                                                       $     12,161    $      9,278    $        212

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    ING INDEX PLUS LARGECAP FUND
                                                                        ----------------------------------------------------
                                                                             YEAR           SEVEN MONTHS           YEAR
                                                                             ENDED              ENDED              ENDED
                                                                            MAY 31,            MAY 31,          OCTOBER 31,
                                                                             2003               2002               2001
                                                                        -------------      -------------      --------------
FROM OPERATIONS:
Net investment income                                                   $   3,096,818      $   1,329,825      $    2,383,258
Net realized loss on investments and futures                              (50,143,327)       (19,314,566)        (63,740,191)
Net change in unrealized appreciation (depreciation) of investments
 and futures                                                               14,399,843         17,942,116         (63,566,236)
                                                                        -------------      -------------      --------------
  Net decrease in net assets resulting from operations                    (32,646,666)           (42,625)       (124,923,169)
                                                                        -------------      -------------      --------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                  (1,576,251)        (1,165,704)           (489,702)
  Class B                                                                      (3,483)               --                  --
  Class C                                                                     (30,672)               --                  --
  Class I                                                                  (1,440,407)        (1,259,915)           (804,425)
  Class O                                                                     (25,659)              (694)                --
                                                                        -------------      -------------      --------------
Total distributions                                                        (3,076,472)        (2,426,313)         (1,294,127)
                                                                        -------------      -------------      --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          133,138,909        105,286,051         136,144,078
Dividends reinvested                                                        3,037,188          2,391,836           1,274,740
                                                                        -------------      -------------      --------------
                                                                          136,176,097        107,677,887         137,418,818
Cost of shares redeemed                                                   (90,000,266)       (80,737,408)        (86,335,928)
                                                                        -------------      -------------      --------------
Net increase in net assets resulting from capital share transactions       46,175,831         26,940,479          51,082,890
                                                                        -------------      -------------      --------------
Net increase (decrease) in net assets                                      10,452,693         24,471,541         (75,134,406)
NET ASSETS:
Beginning of period                                                       391,384,394        366,912,853         442,047,259
                                                                        -------------      -------------      --------------
End of period                                                           $ 401,837,087      $ 391,384,394      $  366,912,853
                                                                        =============      =============      ==============
Undistributed net investment income at end of period                    $     807,006      $     796,007      $    1,898,834
                                                                        =============      =============      ==============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    ING INDEX PLUS MIDCAP FUND
                                                                       -------------------------------------------------
                                                                           YEAR          SEVEN MONTHS           YEAR
                                                                           ENDED             ENDED              ENDED
                                                                          MAY 31,           MAY 31,          OCTOBER 31,
                                                                           2003              2002               2001
                                                                       -----------       -----------        ------------
FROM OPERATIONS:
Net investment income                                                  $   129,464       $    24,671        $    37,174
Net realized gain (loss) on investments                                 (8,474,833)        1,115,520         (1,861,639)
Net change in unrealized appreciation (depreciation) of investments      5,305,471         3,574,526           (953,845)
                                                                       -----------       -----------        ------------
  Net increase (decrease) in net assets resulting from operations       (3,039,898)        4,714,717         (2,778,310)
                                                                       -----------       -----------        ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                      --            (51,924)           (16,536)
  Class I                                                                      --             (3,403)            (1,732)
  Class O                                                                      --               (356)               --
Net realized gain from investments:
  Class A                                                                 (324,915)              --          (1,782,746)
  Class B                                                                  (42,712)              --            (224,134)
  Class C                                                                  (33,121)              --            (235,708)
  Class I                                                                  (81,873)              --             (88,383)
  Class O                                                                  (27,040)              --                 --
                                                                       -----------       -----------        ------------
Total distributions                                                       (509,661)          (55,683)        (2,349,239)
                                                                       -----------       -----------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        64,684,013        45,371,227         16,781,279
Dividends reinvested                                                       474,240            52,160          2,006,149
                                                                       -----------       -----------        ------------
                                                                        65,158,253        45,423,387         18,787,428
Cost of shares redeemed                                                (37,959,828)      (10,821,601)        (7,571,660)
                                                                       -----------       -----------        ------------
Net increase in net assets resulting from capital share transactions    27,198,425        34,601,786         11,215,768
                                                                       -----------       -----------        ------------
Net increase in net assets                                              23,648,866        39,260,820          6,088,219
NET ASSETS:
Beginning of period                                                     61,747,309        22,486,489         16,398,270
                                                                       -----------       -----------        ------------
End of period                                                          $85,396,175       $61,747,309        $22,486,489
                                                                       ===========       ===========        ============
Undistributed net investment income at end of period                   $   123,495       $       545        $    33,044
                                                                       ===========       ===========        ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  ING INDEX PLUS SMALLCAP FUND
                                                                        ------------------------------------------------
                                                                           YEAR          SEVEN MONTHS           YEAR
                                                                           ENDED             ENDED              ENDED
                                                                          MAY 31,           MAY 31,          OCTOBER 31,
                                                                           2003              2002               2001
                                                                        ------------     -----------       ------------
FROM OPERATIONS:
Net investment loss                                                     $    (23,744)    $    (6,611)      $    (10,525)
Net realized gain (loss) on investments                                   (1,703,335)        365,444           (230,782)
Net change in unrealized appreciation (depreciation) of investments        1,593,405       1,459,799           (528,800)
                                                                        ------------     -----------       ------------
  Net increase (decrease) in net assets resulting from operations           (133,674)      1,818,632           (770,107)
                                                                        ------------     -----------       ------------

FROM DIVIDENDS TO SHAREHOLDERS:
Net realized gain from investments:
  Class A                                                                   (138,414)            --                 --
  Class B                                                                    (27,037)            --                 --
  Class C                                                                    (16,007)            --                 --
  Class I                                                                     (4,276)            --                 --
  Class O                                                                    (20,388)            --                 --
                                                                        ------------     -----------       ------------
Total distributions                                                         (206,122)            --                 --
                                                                        ------------     -----------       ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          21,510,229       9,454,400          3,199,917
Dividends reinvested                                                         195,900             --                 --
                                                                        ------------     -----------       ------------
                                                                          21,706,129       9,454,400          3,199,917
Cost of shares redeemed                                                   (8,163,767)     (6,937,166)        (2,420,402)
                                                                        ------------     -----------       ------------
Net increase in net assets resulting from capital share transactions      13,542,362       2,517,234            779,515
                                                                        ------------     -----------       ------------
Net increase in net assets                                                13,202,566       4,335,866              9,408
NET ASSETS:
Beginning of period                                                       13,889,737       9,553,871          9,544,463
                                                                        ------------     -----------       ------------
End of period                                                           $ 27,092,303     $13,889,737       $  9,553,871
                                                                        ============     ===========       ============
Undistributed net investment income at end of period                    $        --      $       --        $        --
                                                                        ============     ===========       ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         ING STRATEGIC ALLOCATION GROWTH FUND
                                                                                   ------------------------------------------------
                                                                                        YEAR         SEVEN MONTHS         YEAR
                                                                                        ENDED            ENDED            ENDED
                                                                                       MAY 31,          MAY 31,        OCTOBER 31,
                                                                                        2003             2002             2001
                                                                                   --------------   --------------   --------------
FROM OPERATIONS:
Net investment income                                                              $      496,133   $      242,767   $      882,708
Net realized gain (loss) on investments, futures and foreign currencies                (6,277,689)         977,905       (9,048,306)
Net change in unrealized appreciation (depreciation) of investments, futures
 and foreign currencies                                                                 1,739,045        2,610,935       (5,511,002)
                                                                                   --------------   --------------   --------------
Net increase (decrease) in net assets resulting from operations                        (4,042,511)       3,831,607      (13,676,600)
                                                                                   --------------   --------------   --------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                                 (57,475)        (313,492)        (307,286)
  Class B                                                                                     --            (1,003)          (1,084)
  Class C                                                                                     --            (9,295)         (11,128)
  Class I                                                                                (113,963)        (484,737)        (583,633)
                                                                                   --------------   --------------   --------------
Total distributions                                                                      (171,438)        (808,527)        (903,131)
                                                                                   --------------   --------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                       40,011,481       15,721,254       12,981,019
Dividends reinvested                                                                      171,371          807,645          902,311
                                                                                   --------------   --------------   --------------
                                                                                       40,182,852       16,528,899       13,883,330
Cost of shares redeemed                                                               (30,221,215)     (16,774,940)     (14,336,591)
                                                                                   --------------   --------------   --------------
Net increase (decrease) in net assets resulting from capital share transactions         9,961,637         (246,041)        (453,261)
                                                                                   --------------   --------------   --------------
Net increase (decrease) in net assets                                                   5,747,688        2,777,039      (15,032,992)
NET ASSETS:
Beginning of period                                                                    58,425,252       55,648,213       70,681,205
                                                                                   --------------   --------------   --------------
End of period                                                                      $   64,172,940   $   58,425,252   $   55,648,213
                                                                                   ==============   ==============   ==============
Undistributed net investment income at end of period                               $      240,578   $      113,654   $      679,414
                                                                                   ==============   ==============   ==============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   ING STRATEGIC ALLOCATION BALANCED FUND
                                                                               ----------------------------------------------
                                                                                    YEAR        SEVEN MONTHS         YEAR
                                                                                    ENDED           ENDED            ENDED
                                                                                   MAY 31,         MAY 31,        OCTOBER 31,
                                                                                    2003            2002             2001
                                                                               -------------   -------------    -------------
FROM OPERATIONS:
Net investment income                                                          $     918,567   $     544,393    $   1,735,142
Net realized gain (loss) on investments, futures and foreign currencies           (6,482,336)      1,070,766       (8,435,384)
Net change in unrealized appreciation (depreciation) of investments, futures
 and foreign currencies                                                            2,653,874       2,701,142       (4,489,056)
                                                                               -------------   -------------    -------------
  Net increase (decrease) in net assets resulting from operations                 (2,909,895)      4,316,301      (11,189,298)
                                                                               -------------   -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                           (378,021)       (712,995)        (689,461)
  Class B                                                                             (2,664)         (2,323)          (2,113)
  Class C                                                                               (372)         (1,682)          (1,426)
  Class I                                                                           (422,339)       (887,111)      (1,132,586)
                                                                               -------------   -------------    -------------
Total distributions                                                                 (803,396)     (1,604,111)      (1,825,586)
                                                                               -------------   -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  30,451,232      16,148,466       21,587,247
Dividends reinvested                                                                 802,939       1,604,054        1,823,925
                                                                               -------------   -------------    -------------
                                                                                  31,254,171      17,752,520       23,411,172
Cost of shares redeemed                                                          (18,100,020)    (14,265,543)     (22,290,258)
                                                                               -------------   -------------    -------------
Net increase in net assets resulting from capital share transactions              13,154,151       3,486,977        1,120,914
                                                                               -------------   -------------    -------------
Net increase (decrease) in net assets                                              9,440,860       6,199,167      (11,893,970)
NET ASSETS:
Beginning of period                                                               77,378,539      71,179,372       83,073,342
                                                                               -------------   -------------    -------------
End of period                                                                  $  86,819,399   $  77,378,539    $  71,179,372
                                                                               =============   =============    =============
Undistributed net investment income at end of period                           $     242,397   $     273,237    $   1,376,115
                                                                               =============   =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    ING STRATEGIC ALLOCATION INCOME FUND
                                                                               ----------------------------------------------
                                                                                    YEAR        SEVEN MONTHS        YEAR
                                                                                    ENDED           ENDED           ENDED
                                                                                   MAY 31,         MAY 31,       OCTOBER 31,
                                                                                    2003            2002            2001
                                                                               -------------   -------------    -------------
FROM OPERATIONS:
Net investment income                                                          $     772,415   $     523,984    $   1,437,957
Net realized gain (loss) on investments, futures and foreign currencies           (2,177,516)        454,514       (3,036,450)
Net change in unrealized appreciation (depreciation) of investments, futures
 and foreign currencies                                                            1,212,501         780,147         (809,403)
                                                                               -------------   -------------    -------------
  Net increase (decrease) in net assets resulting from operations                   (192,600)      1,758,645       (2,407,896)
                                                                               -------------   -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                           (333,481)       (822,084)        (612,300)
  Class B                                                                             (4,325)         (3,858)          (2,821)
  Class C                                                                               (885)         (6,992)          (6,724)
  Class I                                                                           (269,452)       (816,847)        (905,130)
                                                                               -------------   -------------    -------------
Total distributions                                                                 (608,143)     (1,649,781)      (1,526,975)
                                                                               -------------   -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                  19,493,771      13,054,567       13,133,497
Dividends reinvested                                                                 607,934       1,649,468        1,524,131
                                                                               -------------   -------------    -------------
                                                                                  20,101,705      14,704,035       14,657,628
Cost of shares redeemed                                                          (13,650,753)    (13,792,391)     (14,276,775)
                                                                               -------------   -------------    -------------
Net increase in net assets resulting from capital share transactions               6,450,952         911,644          380,853
                                                                               -------------   -------------    -------------
Net increase (decrease) in net assets                                              5,650,209       1,020,508       (3,554,018)
NET ASSETS:
Beginning of period                                                               42,570,699      41,550,191       45,104,209
                                                                               -------------   -------------    -------------
End of period                                                                  $  48,220,908   $  42,570,699    $  41,550,191
                                                                               =============   =============    =============
Undistributed net investment income at end of period                           $     125,727   $       7,781    $   1,153,768
                                                                               =============   =============    =============

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS A
                                                     ----------------------------------------------------------------------------
                                                                   SEVEN
                                                      YEAR         MONTHS
                                                      ENDED         ENDED
                                                     MAY 31,       MAY 31,                     YEAR ENDED OCTOBER 31,
                                                      2003         2002(4)          2001          2000         1999          1998
                                                      ----         -------          ----          ----         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       13.68          13.72          18.64         17.36        13.70         12.36
 Income from investment operations:
 Net investment income                       $        0.10           0.05           0.09          0.06         0.07*         0.09*
 Net realized and unrealized gain (loss)
 on investments                              $       (1.40)          0.00**        (4.96)         1.28         3.84          2.56
 Total from investment operations            $       (1.30)          0.05          (4.87)         1.34         3.91          2.65
 Less distributions from:
 Net investment income                       $        0.11           0.09           0.05          0.06         0.05          0.09
 Net realized gain on investments            $          --             --             --            --         0.20          1.22
 Total distributions                         $        0.11           0.09           0.05          0.06         0.25          1.31
 Net asset value, end of period              $       12.27          13.68          13.72         18.64        17.36         13.70
 TOTAL RETURN(2):                            %       (9.48)          0.34         (26.19)         7.74        28.78         23.09

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     207,230        183,379        173,369       187,566       81,908         6,422
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         %        0.95           0.94           0.91          0.91         0.95          0.99
 Gross expenses prior to expense
 reimbursement(3)                            %        0.97           0.94           0.91          0.91         1.00          1.46
 Net investment income after expense
 reimbursement(3)(5)                         %        0.88           0.56           0.58          0.31         0.42          0.67
 Portfolio turnover rate                     %         112             87            117           104           72           124

                                                                                   CLASS B
                                                       --------------------------------------------------------------
                                                                        SEVEN                                 MAR. 1,
                                                        YEAR            MONTHS                                1999(1)
                                                        ENDED           ENDED                                   TO
                                                       MAY 31,          MAY 31,     YEAR ENDED OCT. 31,      OCT. 31,
                                                        2003            2002(4)      2001         2000         1999
                                                        ----            -------      ----         ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $       13.59           13.60        18.57        17.37        15.68
 Income from investment operations:
 Net investment income (loss)                   $        0.02           (0.02)       (0.03)        0.01        (0.04)*
 Net realized and unrealized gain (loss)
 on investments                                 $       (1.40)           0.01        (4.94)        1.19         1.73
 Total from investment operations               $       (1.38)          (0.01)       (4.97)        1.20         1.69
 Less distributions from:
 Net investment income                          $        0.00**            --           --           --           --
 Total distributions                            $        0.00**            --           --           --           --
 Net asset value, end of period                 $       12.21           13.59        13.60        18.57        17.37
 TOTAL RETURN(2):                               %      (10.14)          (0.07)      (26.76)        6.91        10.78

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      24,228          27,672       28,933       32,666       17,386
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                            %        1.70            1.69         1.66         1.66         1.70
 Gross expenses prior to expense
 reimbursement(3)                               %        1.72            1.69         1.66         1.66         1.75
 Net investment income (loss) after expense
 reimbursement(3)(5)                            %        0.13           (0.19)       (0.17)       (0.44)       (0.32)
 Portfolio turnover rate                        %         112              87          117          104           72

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS C
                                                 ----------------------------------------------------------------------------
                                                               SEVEN                                                JUNE 30,
                                                  YEAR        MONTHS                                                 1998(1)
                                                  ENDED        ENDED                                                    TO
                                                 MAY 31,      MAY 31,             YEAR ENDED OCTOBER 31,             OCT. 31,
                                                  2003        2002(4)         2001         2000         1999           1998
                                                  ----        -------         ----         ----         ----           ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $       13.64        13.64          18.57        17.33        13.74         14.17
 Income from investment operations:
 Net investment income (loss)             $        0.05         0.02           0.03           --        (0.01)*        0.01*
 Net realized and unrealized gain
 (loss) on investments                    $       (1.40)       (0.02)         (4.96)        1.24         3.85         (0.44)
 Total from investment operations         $       (1.35)        0.00**        (4.93)        1.24         3.84         (0.43)
 Less distributions from:
 Net investment income                    $        0.02           --             --           --         0.05            --
 Net realized gain on investments         $          --           --             --           --         0.20            --
 Total distributions                      $        0.02           --             --           --         0.25            --
 Net asset value, end of period           $       12.27        13.64          13.64        18.57        17.33         13.74
 TOTAL RETURN(2):                         %       (9.88)        0.00         (26.55)        7.17        28.17         (3.04)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $      16,434       23,267         27,742       51,143       33,439           910
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %        1.45         1.44           1.41         1.41         1.45          1.43
 Gross expenses prior to expense
 reimbursement(3)                         %        1.46         1.44           1.41         1.41         1.50          1.90
 Net investment income (loss)
 after expense reimbursement(3)(5)        %        0.37         0.07           0.08        (0.19)       (0.07)         0.23
 Portfolio turnover rate                  %         112           87            117          104           72           124


                                                                               CLASS I
                                                 ----------------------------------------------------------------------
                                                                  SEVEN
                                                  YEAR           MONTHS
                                                 ENDED            ENDED
                                                 MAY 31,         MAY 31,               YEAR ENDED OCTOBER 31,
                                                  2003           2002(4)     2001         2000        1999         1998
                                                  ----           -------     ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $       13.78           13.83       18.79        17.48       13.78        12.43
 Income from investment operations:
 Net investment income                    $        0.14            0.07        0.14         0.07        0.11*        0.13*
 Net realized and unrealized gain
 (loss) on investments                    $       (1.41)           0.01       (5.01)        1.32        3.86         2.57
 Total from investment operations         $       (1.27)           0.08       (4.87)        1.39        3.97         2.70
 Less distributions from:
 Net investment income                    $        0.14            0.13        0.09         0.08        0.07         0.13
 Net realized gain on investments         $          --              --          --           --        0.20         1.22
 Total distributions                      $        0.14            0.13        0.09         0.08        0.27         1.35
 Net asset value, end of period           $       12.37           13.78       13.83        18.79       17.48        13.78
 TOTAL RETURN(2):                         %       (9.18)           0.51      (26.03)        7.99       29.05        23.46

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $     149,091         155,948     136,852      170,673     141,377       31,671
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %        0.70            0.69        0.66         0.66        0.70         0.70
 Gross expenses prior to expense
 reimbursement(3)                         %        0.72            0.69        0.66         0.66        0.75         1.17
 Net investment income after
 expense reimbursement(3)(5)              %        1.13            0.81        0.83         0.56        0.67         0.96
 Portfolio turnover rate                  %         112              87         117          104          72          124

                                                            CLASS O
                                                -------------------------------
                                                             SEVEN     AUG. 1,
                                                 YEAR       MONTHS     2001(1)
                                                 ENDED       ENDED        TO
                                                MAY 31,     MAY 31,    OCT. 31,
                                                 2003       2002(4)      2001
                                                 ----       -------      ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $      13.76       13.83       15.66
 Income from investment operations:
 Net investment income                    $       0.09        0.07        0.07
 Net realized and unrealized gain
 (loss) on investments                    $      (1.40)      (0.02)      (1.90)
 Total from investment operations         $      (1.31)       0.05       (1.83)
 Less distributions from:
 Net investment income                    $       0.12        0.12          --
 Net realized gain on investments         $         --          --          --
 Total distributions                      $       0.12        0.12          --
 Net asset value, end of period           $      12.33       13.76       13.83
 TOTAL RETURN(2):                         %      (9.46)       0.34      (11.69)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $      4,854       1,119          18
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %       0.95        0.94        0.91
 Gross expenses prior to expense
 reimbursement(3)                         %       0.97        0.94        0.91
 Net investment income after
 expense reimbursement(3)(5)              %       0.91        0.50        0.58
 Portfolio turnover rate                  %        112          87         117

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                ------------------------------------------------------------------------
                                                               SEVEN                                            FEB. 3,
                                                 YEAR         MONTHS                                            1998(6)
                                                 ENDED         ENDED                                               TO
                                                MAY 31,       MAY 31,           YEAR ENDED OCTOBER 31,          OCT. 31,
                                                 2003         2002(4)      2001         2000         1999         1998
                                                 ----         -------      ----         ----         ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      12.92        10.98       14.72        12.66       10.34        10.00
 Income from investment operations:
 Net investment income                     $       0.02         0.01        0.03         0.03        0.04*        0.02*
 Net realized and unrealized gain
 (loss) on investments                     $      (1.20)        1.96       (1.73)        3.86        2.32         0.32
 Total from investment operations          $      (1.18)        1.97       (1.70)        3.89        2.36         0.34
 Less distributions from:
 Net investment income                     $         --         0.03        0.02         0.05        0.04           --
 Net realized gain on investments          $       0.10           --        2.02         1.78          --           --
 Total distributions                       $       0.10         0.03        2.04         1.83        0.04           --
 Net asset value, end of period            $      11.64        12.92       10.98        14.72       12.66        10.34
 TOTAL RETURN(2):                          %      (9.10)       17.94      (12.79)       35.14       22.81         3.40

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $     55,636       41,127      18,805       10,999       3,434          269
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %       0.99         1.00        1.00         1.00        1.00         1.00
 Gross expenses prior to expense
 reimbursement(3)                          %       1.38         1.31        1.50         1.50        2.03         2.76
 Net investment income after
 expense reimbursement(3)(5)               %       0.26         0.15        0.28         0.13        0.30         0.32
 Portfolio turnover rate                   %        128          190         181          180         131          130

                                                                                CLASS B
                                                      -------------------------------------------------------
                                                                   SEVEN                             MAR. 1,
                                                       YEAR       MONTHS                             1999(1)
                                                      ENDED        ENDED                                TO
                                                      MAY 31,     MAY 31,     YEAR ENDED OCT. 31,    OCT. 31,
                                                       2003       2002(4)       2001       2000        1999
                                                       ----       -------       ----       ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $       12.76       10.87       14.62       12.61       11.23
 Income from investment operations:
 Net investment loss                           $       (0.04)      (0.03)      (0.05)      (0.02)      (0.04)*
 Net realized and unrealized gain (loss) on
 investments                                   $       (1.22)       1.92       (1.72)       3.79        1.42
 Total from investment operations              $       (1.26)       1.89       (1.77)       3.77        1.38
 Less distributions from:
 Net realized gain on investments              $        0.10          --        1.98        1.76          --
 Total distributions                           $        0.10          --        1.98        1.76          --
 Net asset value, end of period                $       11.40       12.76       10.87       14.62       12.61
 TOTAL RETURN(2):                              %       (9.84)      17.39      (13.39)      34.09       12.29

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $       7,733       3,942       1,405       1,568         446
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                           %        1.74        1.75        1.75        1.75        1.75
 Gross expenses prior to expense
 reimbursement(3)                              %        2.13        2.06        2.25        2.25        2.78
 Net investment loss after
 expense reimbursement(3)(5)                   %       (0.47)      (0.59)      (0.47)      (0.62)      (0.45)
 Portfolio turnover rate                       %         128         190         181         180         131

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years
(6)  Commencement of Fund operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS C
                                                   --------------------------------------------------------------------
                                                                SEVEN                                          JUN. 30,
                                                    YEAR       MONTHS                                           1998(1)
                                                    ENDED       ENDED                                             TO
                                                   MAY 31,     MAY 31,         YEAR ENDED OCTOBER 31,          OCT. 31,
                                                    2003      2002(4)       2001         2000       1999         1998
                                                    ----      -------       ----         ----       ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       12.79       10.87       14.60       12.59       10.33        10.92
 Income from investment operations:
 Net investment loss                        $       (0.02)      (0.02)      (0.02)      (0.02)      (0.02)*      (0.01)*
 Net realized and unrealized gain (loss)
 on investments                             $       (1.22)       1.94       (1.73)       3.81        2.31        (0.58)
 Total from investment operations           $       (1.24)       1.92       (1.75)       3.79        2.29        (0.59)
 Less distributions from:
 Net investment income                      $          --          --          --          --        0.03           --
 Net realized gain on investments           $        0.10          --        1.98        1.78          --           --
 Total distributions                        $        0.10          --        1.98        1.78        0.03           --
 Net asset value, end of period             $       11.45       12.79       10.87       14.60       12.59        10.33
 TOTAL RETURN(2):                           %       (9.66)      17.57      (13.19)      34.41       22.19        (5.40)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $       5,363       3,200       1,791       1,612         516          100
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %        1.49        1.50        1.50        1.50        1.50         1.50
 Gross expenses prior to expense
 reimbursement(3)                           %        1.88        1.81        2.00        2.00        2.53         3.26
 Net investment loss after
 expense reimbursement(3)(5)                %       (0.22)      (0.34)      (0.22)      (0.37)      (0.20)       (0.18)
 Portfolio turnover rate                    %         128         190         181         180         131          130

                                                                                      CLASS I
                                                    ---------------------------------------------------------------------
                                                                  SEVEN
                                                     YEAR        MONTHS                                           FEB. 3,
                                                    ENDED         ENDED                                           1998(6)
                                                    MAY 31,      MAY 31,          YEAR ENDED OCTOBER 31,            TO
                                                     2003        2002(4)      2001         2000        1999      OCT. 31,
                                                     ----        -------      ----         ----        ----      --------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        13.00        11.05       14.78        12.70       10.36       10.00
 Income from investment operations:
 Net investment income                      $         0.05         0.04        0.11         0.02        0.07*       0.04*
 Net realized and unrealized gain (loss)
 on investments                             $        (1.21)        1.96       (1.78)        3.90        2.32        0.32
 Total from investment operations           $        (1.16)        2.00       (1.67)        3.92        2.39        0.36
 Less distributions from:
 Net investment income                      $           --         0.05        0.04         0.06        0.05          --
 Net realized gain on investments           $         0.10           --        2.02         1.78          --          --
 Total distributions                        $         0.10         0.05        2.06         1.84        0.05          --
 Net asset value, end of period             $        11.74        13.00       11.05        14.78       12.70       10.36
 TOTAL RETURN(2):                           %        (8.89)       18.13      (12.52)       35.42       23.14        3.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $       12,007       11,459         456        2,219       6,806       6,996
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %         0.75         0.75        0.75         0.75        0.75        0.75
 Gross expenses prior to expense
 reimbursement(3)                           %         1.13         1.06        1.25         1.25        1.78        2.51
 Net investment income
 after expense reimbursement(3)(5)          %         0.50         0.37        0.53         0.38        0.55        0.57
 Portfolio turnover rate                    %          128          190         181          180         131         130

                                                            CLASS O
                                                ------------------------------
                                                            SEVEN     AUG. 1,
                                                 YEAR       MONTHS     2001(1)
                                                 ENDED      ENDED        TO
                                                MAY 31,     MAY 31,   OCT. 31,
                                                 2003       2002(4)     2001
                                                 ----       -------     ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      12.97       11.04      12.42
 Income from investment operations:
 Net investment income                     $       0.02        0.03       0.03
 Net realized and unrealized gain (loss)
 on investments                            $      (1.20)       1.95      (1.41)
 Total from investment operations          $      (1.18)       1.98      (1.38)
 Less distributions from:
 Net investment income                     $         --        0.05         --
 Net realized gain on investments          $       0.10          --         --
 Total distributions                       $       0.10        0.05         --
 Net asset value, end of period            $      11.69       12.97      11.04
 TOTAL RETURN(2):                          %      (9.06)      17.94     (11.11)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $      4,658       2,020         30
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %       0.99        1.00       1.00
 Gross expenses prior to expense
 reimbursement(3)                          %       1.38        1.31       1.50
 Net investment income
 after expense reimbursement(3)(5)         %       0.29        0.15       0.28
 Portfolio turnover rate                   %        128         190        181

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  Commencement of Fund operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS A
                                                       --------------------------------------------------------------------------
                                                                       SEVEN                                             FEB. 3,
                                                        YEAR          MONTHS                                             1998(6)
                                                        ENDED          ENDED                                                TO
                                                       MAY 31,        MAY 31,           YEAR ENDED OCTOBER 31,           OCT. 31,
                                                        2003          2002(4)       2001         2000         1999         1998
                                                        ----          -------       ----         ----         ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $       12.78          10.72        11.61         9.92         8.86        10.00
 Income from investment operations:
 Net investment income (loss)                   $        0.00**           --        (0.02)       (0.03)          --*          --*
 Net realized and unrealized gain (loss) on
 investments                                    $       (1.24)          2.06        (0.87)        1.72         1.07        (1.14)
 Total from investment operations               $       (1.24)          2.06        (0.89)        1.69         1.07        (1.14)
 Less distributions from:
 Net investment income                          $          --             --           --           --         0.01           --
 Net realized gain on investments               $        0.13             --           --           --           --           --
 Total distributions                            $        0.13             --           --           --         0.01           --
 Net asset value, end of period                 $       11.41          12.78        10.72        11.61         9.92         8.86
 TOTAL RETURN(2):                               %       (9.64)         19.22        (7.67)       17.04        12.13       (11.40)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      18,016          9,316        5,020        3,806        2,348          349
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                            %        0.98           1.00         1.00         1.00         1.00         1.00
 Gross expenses prior to expense
 reimbursement(3)                               %        2.37           2.11         2.10         1.77         2.28         2.88
 Net investment income (loss) after expense
 reimbursement(3)(5)                            %        0.00          (0.06)       (0.16)       (0.30)       (0.02)        0.00
 Portfolio turnover rate                        %         129             61          118          134           85          100

                                                                                CLASS B
                                                      --------------------------------------------------------
                                                                   SEVEN                               MAR. 1,
                                                       YEAR       MONTHS                               1999(1)
                                                       ENDED       ENDED                                 TO
                                                      MAY 31,     MAY 31,     YEAR ENDED OCT. 31,     OCT. 31,
                                                       2003       2002(4)      2001        2000         1999
                                                       ----       -------      ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $      12.50       10.52       11.48        9.88         8.91
 Income from investment operations:
 Net investment loss                            $      (0.06)      (0.02)      (0.08)      (0.03)*      (0.05)*
 Net realized and unrealized gain (loss) on
 investments                                    $      (1.25)       2.00       (0.88)       1.63         1.02
 Total from investment operations               $      (1.31)       1.98       (0.96)       1.60         0.97
 Less distributions from:
 Net realized gain on investments               $       0.13          --          --          --           --
 Total distributions                            $       0.13          --          --          --           --
 Net asset value, end of period                 $      11.06       12.50       10.52       11.48         9.88
 TOTAL RETURN(2):                               %     (10.42)      18.73       (8.36)      16.19        10.89

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $      3,586       2,246         498         299          193
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                            %       1.73        1.75        1.75        1.75         1.75
 Gross expenses prior to expense
 reimbursement(3)                               %       3.12        2.86        2.85        2.52         3.03
 Net investment loss after expense
 reimbursement(3)(5)                            %      (0.75)      (0.75)      (0.91)      (1.05)       (0.77)
 Portfolio turnover rate                        %        129          61         118         134           85

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  Commencement of Fund operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS C
                                                   --------------------------------------------------------------------
                                                                SEVEN                                          JUN. 30,
                                                    YEAR       MONTHS                                          1998(1)
                                                    ENDED       ENDED                                             TO
                                                   MAY 31,     MAY 31,         YEAR ENDED OCTOBER 31,          OCT. 31,
                                                    2003       2002(4)      2001        2000        1999         1998
                                                    ----       -------      ----        ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       12.56       10.57       11.50        9.87        8.84        10.62
 Income from investment operations:
 Net investment loss                        $       (0.03)      (0.02)      (0.09)      (0.03)      (0.05)*      (0.02)*
 Net realized and unrealized gain (loss)
 on investments                             $       (1.25)       2.01       (0.84)       1.66        1.08        (1.76)
 Total from investment operations           $       (1.28)       1.99       (0.93)       1.63        1.03        (1.78)
 Less distributions from:
 Net realized gain on investments           $        0.13          --          --          --          --           --
 Total distributions                        $        0.13          --          --          --          --           --
 Net asset value, end of period             $       11.15       12.56       10.57       11.50        9.87         8.84
 TOTAL RETURN(2):                           %      (10.13)      18.83       (8.09)      16.51       11.66       (16.76)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $       2,202         893         395         615         589          155
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %        1.48        1.50        1.50        1.50        1.50         1.50
 Gross expenses prior to expense
 reimbursement(3)                           %        2.87        2.61        2.60        2.27        2.78         3.38
 Net investment loss after
 expense reimbursement(3)(5)                %       (0.50)      (0.53)      (0.66)      (0.80)      (0.52)       (0.50)
 Portfolio turnover rate                    %         129          61         118         134          85          100

                                                                                CLASS I
                                                -------------------------------------------------------------------
                                                             SEVEN
                                                 YEAR       MONTHS                                          FEB. 3,
                                                 ENDED       ENDED                                          1998(6)
                                                MAY 31,     MAY 31,        YEAR ENDED OCTOBER 31,             TO
                                                 2003       2002(4)     2001        2000        1999       OCT. 31,
                                                 ----       -------     ----        ----        ----       --------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $      12.90       10.80      11.66        9.95        8.87       10.00
 Income from investment operations:
 Net investment income (loss)             $       0.01        0.07       0.01       (0.02)       0.02*       0.02*
 Net realized and unrealized gain (loss)
 on investments                           $      (1.23)       2.03      (0.87)       1.74        1.08       (1.15)
 Total from investment operations         $      (1.22)       2.10      (0.86)       1.72        1.10       (1.13)
 Less distributions from:
 Net investment income                    $         --          --         --        0.01        0.02          --
 Net realized gain on investments         $       0.13          --         --          --          --          --
 Total distributions                      $       0.13          --         --        0.01        0.02          --
 Net asset value, end of period           $      11.55       12.90      10.80       11.66        9.95        8.87
 TOTAL RETURN(2):                         %      (9.40)      19.44      (7.38)      17.35       12.46      (11.30)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $        955         322      3,600       4,825       5,902       5,862
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %       0.73        0.75       0.75        0.75        0.75        0.75
 Gross expenses prior to expense
 reimbursement(3)                         %       2.12        1.86       1.85        1.52        2.03        2.63
 Net investment income (loss)
 after expense reimbursement(3)(5)        %       0.18        0.10       0.09       (0.05)       0.22        0.25
 Portfolio turnover rate                  %        129          61        118         134          85         100

                                                             CLASS O
                                                --------------------------------
                                                              SEVEN      AUG. 1,
                                                 YEAR         MONTHS     2001(1)
                                                 ENDED         ENDED       TO
                                                MAY 31,       MAY 31,   OCT. 31,
                                                 2003         2002(4)     2001
                                                 ----         -------     ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     12.85         10.79      12.03
 Income from investment operations:
 Net investment income (loss)              $      0.00**          --         --
 Net realized and unrealized gain (loss)
 on investments                            $     (1.25)         2.06      (1.24)
 Total from investment operations          $     (1.25)         2.06      (1.24)
 Less distributions from:
 Net investment income                     $        --            --         --
 Net realized gain on investments          $      0.13            --         --
 Total distributions                       $      0.13            --         --
 Net asset value, end of period            $     11.47         12.85      10.79
 TOTAL RETURN(2):                          %     (9.67)        19.18     (10.31)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $     2,333         1,113         41
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %      0.98          1.00       1.00
 Gross expenses prior to expense
 reimbursement(3)                          %      2.37          2.11       2.10
 Net investment income (loss)
 after expense reimbursement(3)(5)         %     (0.01)         0.01      (0.16)
 Portfolio turnover rate                   %       129            61        118

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  Commencement of Fund operations.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                    --------------------------------------------------------------------
                                                                  SEVEN
                                                     YEAR        MONTHS
                                                     ENDED        ENDED
                                                    MAY 31,      MAY 31,                YEAR ENDED OCTOBER 31,
                                                     2003        2002(4)      2001         2000        1999         1998
                                                     ----        -------      ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        10.05         9.52       11.93        12.06       11.09        14.42
 Income from investment operations:
 Net investment income                      $         0.06         0.04        0.13         0.25        0.19*        0.20*
 Net realized and unrealized gain (loss)
 on investments                             $        (0.87)        0.62       (2.40)        0.71        1.26        (0.40)
 Total from investment operations           $        (0.81)        0.66       (2.27)        0.96        1.45        (0.20)
 Less distributions from:
 Net investment income                      $         0.02         0.13        0.14         0.20        0.17         0.37
 Net realized gain on investments           $           --           --          --         0.89        0.31         2.76
 Total distributions                        $         0.02         0.13        0.14         1.09        0.48         3.13
 Net asset value, end of period             $         9.22        10.05        9.52        11.93       12.06        11.09
 TOTAL RETURN(2):                           %        (8.02)        6.94      (19.23)        8.34       13.35        (2.17)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $       38,801       26,925      23,011       25,131      16,252        2,266
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %         1.25         1.25        1.25         1.25        1.45         1.53
 Gross expenses prior to expense
 reimbursement(3)                           %         1.64         1.50        1.41         1.35        1.51         1.72
 Net investment income after expense
 reimbursement(3)(5)                        %         0.92         0.60        1.23         1.51        1.61         1.71
 Portfolio turnover rate                    %          236          149         242          248         132          105

                                                                             CLASS B
                                                 -----------------------------------------------------------
                                                               SEVEN
                                                  YEAR        MONTHS                               MARCH 1,
                                                  ENDED        ENDED                              1999(1) TO
                                                 MAY 31,      MAY 31,     YEAR ENDED OCTOBER 31,  OCTOBER 31,
                                                  2003        2002(4)       2001         2000        1999
                                                  ----        -------       ----         ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $     10.06         9.51        11.93        12.06       11.21
 Income from investment operations:
 Net investment income (loss)               $      0.01        (0.01)        0.05         0.12        0.07*
 Net realized and unrealized gain (loss)
 on investments                             $     (0.88)        0.61        (2.40)        0.76        0.78
 Total from investment operations           $     (0.87)        0.60        (2.35)        0.88        0.85
 Less distributions from:
 Net investment income                      $        --         0.05         0.07         0.12          --
 Net realized gain on investments           $        --           --           --         0.89          --
 Total distributions                        $        --         0.05         0.07         1.01          --
 Net asset value, end of period             $      9.19        10.06         9.51        11.93       12.06
 TOTAL RETURN(2):                           %     (8.65)        6.36       (19.82)        7.58        7.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $       220          159          175          193         116
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %      2.00         2.00         2.00         2.00        2.20
 Gross expenses prior to expense
 reimbursement(3)                           %      2.39         2.25         2.16         2.10        2.26
 Net investment income (loss) after
 expense reimbursement(3)(5)                %      0.15        (0.14)        0.48         0.76        0.86
 Portfolio turnover rate                    %       236          149          242          248         132

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (CONTINUED)            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 CLASS C
                                                   -------------------------------------------------------------------
                                                                SEVEN
                                                    YEAR       MONTHS                                        JUNE 30,
                                                    ENDED       ENDED                                       1998(1) TO
                                                   MAY 31,     MAY 31,         YEAR ENDED OCTOBER 31,       OCTOBER 31,
                                                    2003       2002(4)      2001        2000       1999        1998
                                                    ----       ------       ----        ----       ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       10.06        9.49       11.89       12.03      11.11       12.49
 Income from investment operations:
 Net investment income                      $        0.05        0.01        0.06        0.17       0.10*       0.04*
 Net realized and unrealized gain (loss)
 on investments                             $       (0.93)       0.60       (2.41)       0.71       1.26       (1.42)
 Total from investment operations           $       (0.88)       0.61       (2.35)       0.88       1.36       (1.38)
 Less distributions from:
 Net investment income                      $          --        0.04        0.05        0.13       0.13          --
 Net realized gain on investments           $          --          --          --        0.89       0.31          --
 Total distributions                        $          --        0.04        0.05        1.02       0.44          --
 Net asset value, end of period             $        9.18       10.06        9.49       11.89      12.03       11.11
 TOTAL RETURN(2):                           %       (8.75)       6.48      (19.84)       7.57      12.47      (11.05)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $         444       1,743       1,999       2,731      2,626         133
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %        2.00        2.00        2.00        2.00       2.20        2.23
 Gross expenses prior to expense
 reimbursement(3)                           %        2.39        2.25        2.16        2.10       2.26        2.42
 Net investment income (loss) after
 expense reimbursement(3)(5)                %        0.08       (0.14)       0.48        0.76       0.86        1.01
 Portfolio turnover rate                    %         236         149         242         248        132         105

                                                                                    CLASS I
                                                   ---------------------------------------------------------------------
                                                                 SEVEN
                                                    YEAR        MONTHS
                                                    ENDED        ENDED
                                                   MAY 31,      MAY 31,                YEAR ENDED OCTOBER 31,
                                                    2003        2002(4)      2001         2000        1999         1998
                                                    ----        -------      ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      10.12         9.60       12.03        12.14       11.14        14.48
 Income from investment operations:
 Net investment income                       $       0.10         0.05        0.17         0.18        0.22*        0.24*
 Net realized and unrealized gain (loss)
 on investments                              $      (0.89)        0.62       (2.44)        0.82        1.27        (0.41)
 Total from investment operations            $      (0.79)        0.67       (2.27)        1.00        1.49        (0.17)
 Less distributions from:
 Net investment income                       $       0.04         0.15        0.16         0.22        0.18         0.41
 Net realized gain on investments            $         --           --          --         0.89        0.31         2.76
 Total distributions                         $       0.04         0.15        0.16         1.11        0.49         3.17
 Net asset value, end of period              $       9.29        10.12        9.60        12.03       12.14        11.14
 TOTAL RETURN(2):                            %      (7.73)        7.05      (19.05)        8.62       13.66        (1.90)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     24,707       29,599      30,463       42,626      41,936       38,012
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         %       1.00         1.00        1.00         1.00        1.20         1.24
 Gross expenses prior to expense
 reimbursement(3)                            %       1.39         1.25        1.16         1.10        1.26         1.43
 Net investment income after
 expense reimbursement(3)(5)                 %       1.14         0.86        1.48         1.76        1.86         2.00
 Portfolio turnover rate                     %        236          149         242          248         132          105

----------

(1)  Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Fund changed its fiscal year end to May 31.

(5) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION BALANCED FUND                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                    ---------------------------------------------------------------------
                                                                  SEVEN
                                                     YEAR        MONTHS
                                                     ENDED        ENDED
                                                    MAY 31,      MAY 31,                 YEAR ENDED OCTOBER 31,
                                                     2003        2002(4)      2001         2000        1999         1998
                                                     ----        -------      ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       10.24         9.86       11.65        11.67       11.01        13.22
 Income from investment operations:
 Net investment income                       $        0.11         0.06        0.21         0.35        0.27*        0.27*
 Net realized and unrealized gain (loss)
 on investments                              $       (0.59)        0.53       (1.76)        0.43        0.83        (0.37)
 Total from investment operations            $       (0.48)        0.59       (1.55)        0.78        1.10        (0.10)
 Less distributions from:
 Net investment income                       $        0.10         0.21        0.24         0.27        0.20         0.41
 Net realized gain on investments            $          --           --          --         0.53        0.24         1.70
 Total distributions                         $        0.10         0.21        0.24         0.80        0.44         2.11
 Net asset value, end of period              $        9.66        10.24        9.86        11.65       11.67        11.01
 TOTAL RETURN(2):                            %       (4.59)        6.01      (13.53)        7.02       10.10        (1.17)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      51,521       39,763      32,912       32,868      15,389        2,105
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                         %        1.20         1.20        1.20         1.20        1.45         1.52
 Gross expenses prior to expense
 reimbursement(3)                            %        1.50         1.42        1.36         1.33        1.53         1.68
 Net investment income after expense
 reimbursement(3)(5)                         %        1.21         1.08        2.02         2.29        2.29         2.33
 Portfolio turnover rate                     %         277          129         204          239         125          116

                                                                           CLASS B
                                                 ---------------------------------------------------------
                                                              SEVEN
                                                  YEAR       MONTHS                             MARCH 1,
                                                  ENDED       ENDED                            1999(1) TO
                                                 MAY 31,     MAY 31,  YEAR ENDED OCTOBER 31,   OCTOBER 31,
                                                  2003       2002(4)     2001        2000         1999
                                                  ----       ------      ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $     10.27        9.85      11.66       11.68        11.09
 Income from investment operations:
 Net investment income                      $      0.02        0.03       0.14        0.18         0.12*
 Net realized and unrealized gain (loss)
 on investments                             $     (0.56)       0.51      (1.77)       0.52         0.47
 Total from investment operations           $     (0.54)       0.54      (1.63)       0.70         0.59
 Less distributions from:
 Net investment income                      $      0.08        0.12       0.18        0.19           --
 Net realized gain on investments           $        --          --         --        0.53           --
 Total distributions                        $      0.08        0.12       0.18        0.72           --
 Net asset value, end of period             $      9.65       10.27       9.85       11.66        11.68
 TOTAL RETURN(2):                           %     (5.25)       5.54     (14.18)       6.24         5.32

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $       478         128        184         139          105
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                        %      1.95        1.95       1.95        1.95         2.20
 Gross expenses prior to expense
 reimbursement(3)                           %      2.25        2.17       2.11        2.08         2.28
 Net investment income after expense
 reimbursement(3)(5)                        %      0.47        0.37       1.27        1.54         1.54
 Portfolio turnover rate                    %       277         129        204         239          125

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION BALANCED FUND (CONTINUED)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           CLASS C
                                                 ---------------------------------------------------------
                                                            SEVEN
                                                  YEAR     MONTHS                                JUNE 30,
                                                  ENDED     ENDED                              1998(1) TO
                                                 MAY 31,   MAY 31,    YEAR ENDED OCTOBER 31,   OCTOBER 31,
                                                  2003     2002(4)   2001      2000     1999      1998
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      10.31      9.90    11.66     11.65    11.04     12.18
 Income from investment operations:
 Net investment income                     $       0.03      0.03     0.18      0.03     0.18*     0.06*
 Net realized and unrealized gain (loss)
 on investments                            $      (0.58)     0.51    (1.81)     0.66     0.83     (1.20)
 Total from investment operations          $      (0.55)     0.54    (1.63)     0.69     1.01     (1.14)
 Less distributions from:
 Net investment income                     $       0.03      0.13     0.13      0.15     0.16        --
 Net realized gain on investments          $         --        --       --      0.53     0.24        --
 Total distributions                       $       0.03      0.13     0.13      0.68     0.40        --
 Net asset value, end of period            $       9.73     10.31     9.90     11.66    11.65     11.04
 TOTAL RETURN(2):                          %      (5.30)     5.52   (14.10)     6.15     9.30     (9.36)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $        148       116      123       169      127       158
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %       1.90      1.95     1.95      1.95     2.20      2.24
 Gross expenses prior to expense
 reimbursement(3)                          %       2.20      2.17     2.11      2.08     2.28      2.40
 Net investment income after expense
 reimbursement(3)(5)                       %       0.42      0.34     1.27      1.54     1.54      1.61
 Portfolio turnover rate                   %        277       129      204       239      125       116

                                                                                    CLASS I
                                                    --------------------------------------------------------------------
                                                                  SEVEN
                                                     YEAR        MONTHS
                                                     ENDED        ENDED
                                                    MAY 31,      MAY 31,                YEAR ENDED OCTOBER 31,
                                                     2003        2002(4)      2001         2000        1999         1998
                                                     ----        -------      ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $         10.33         9.96       11.76        11.76       11.08        13.29
 Income from investment operations:
 Net investment income                     $          0.14         0.08        0.27         0.27        0.30*        0.31*
 Net realized and unrealized gain (loss)
 on investments                            $         (0.59)        0.52       (1.80)        0.55        0.83        (0.37)
 Total from investment operations          $         (0.45)        0.60       (1.53)        0.82        1.13        (0.06)
 Less distributions from:
 Net investment income                     $          0.13         0.23        0.27         0.29        0.21         0.45
 Net realized gain on investments          $            --           --          --         0.53        0.24         1.70
 Total distributions                       $          0.13         0.23        0.27         0.82        0.45         2.15
 Net asset value, end of period            $          9.75        10.33        9.96        11.76       11.76        11.08
 TOTAL RETURN(2):                          %         (4.29)        6.11      (13.28)        7.29       10.31        (0.87)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $        34,672       37,372      37,961       49,898      48,440       37,620
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %          0.95         0.95        0.95         0.95        1.20         1.24
 Gross expenses prior to expense
 reimbursement(3)                          %          1.25         1.17        1.11         1.08        1.28         1.40
 Net investment income after expense
 reimbursement(3)(5)                       %          1.44         1.35        2.27         2.54        2.54         2.61
 Portfolio turnover rate                   %           277          129         204          239         125          116

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS A
                                                    --------------------------------------------------------------------
                                                                  SEVEN
                                                     YEAR        MONTHS
                                                     ENDED        ENDED
                                                    MAY 31,      MAY 31,                YEAR ENDED OCTOBER 31,
                                                     2003        2002(4)      2001         2000        1999         1998
                                                     ----        -------      ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $          9.74         9.71       10.62        10.48       10.15        12.09
 Income from investment operations:
 Net investment income                     $          0.16         0.11        0.29         0.42        0.31*        0.31*
 Net realized and unrealized gain (loss)
 on investments                            $         (0.28)        0.29       (0.86)        0.34        0.46        (0.06)
 Total from investment operations          $         (0.12)        0.40       (0.57)        0.76        0.77         0.25
 Less distributions from:
 Net investment income                     $          0.13         0.37        0.34         0.28        0.22         0.57
 Net realized gain on investments          $            --           --          --         0.34        0.22         1.62
 Total distributions                       $          0.13         0.37        0.34         0.62        0.44         2.19
 Net asset value, end of period            $          9.49         9.74        9.71        10.62       10.48        10.15
 TOTAL RETURN(2):                          %         (1.12)        4.24       (5.50)        7.65        7.65         2.29
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $        29,223       23,120      20,973       18,220      10,371        1,812
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %          1.15         1.15        1.15         1.15        1.45         1.53
 Gross expenses prior to expense
 reimbursement(3)                          %          1.65         1.56        1.50         1.44        1.70         1.96
 Net investment income after
 expense reimbursement(3)(5)               %          1.82         1.99        3.05         3.44        2.98         2.97
 Portfolio turnover rate                   %           286          101         165          195         120          115

                                                                              CLASS B
                                                    ----------------------------------------------------------
                                                                  SEVEN
                                                     YEAR        MONTHS                              MAR. 1,
                                                    ENDED         ENDED                             1999(1) TO
                                                    MAY 31,      MAY 31,     YEAR ENDED OCT. 31,     OCT. 31,
                                                     2003        2002(2)      2001         2000        1999
                                                     ----        -------      ----         ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $          9.80         9.73       10.63        10.49       10.08
 Income from investment operations:
 Net investment income                     $          0.10         0.04        0.27         0.38        0.16*
 Net realized and unrealized gain (loss)
 on investments                            $         (0.28)        0.31       (0.91)        0.31        0.25
 Total from investment operations          $         (0.18)        0.35       (0.64)        0.69        0.41
 Less distributions from:
 Net investment income                     $          0.10         0.28        0.26         0.21          --
 Net realized gain on investments          $            --           --          --         0.34          --
 Total distributions                       $          0.10         0.28        0.26         0.55          --
 Net asset value, end of period            $          9.52         9.80        9.73        10.63       10.49
 TOTAL RETURN(2):                          %         (1.77)        3.66       (6.14)        6.91        4.07
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $           669          217         125          115         123
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %          1.90         1.90        1.90         1.90        2.20
 Gross expenses prior to expense
 reimbursement(3)                          %          2.40         2.31        2.25         2.19        2.45
 Net investment income after
 expense reimbursement(3)(5)               %          1.07         1.21        2.30         2.69        2.23
 Portfolio turnover rate                   %           286          101         165          195         120

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND (CONTINUED)            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         CLASS C
                                                 --------------------------------------------------------
                                                            SEVEN
                                                  YEAR     MONTHS                               JUNE 30,
                                                  ENDED     ENDED                              1998(1) TO
                                                 MAY 31,   MAY 31,    YEAR ENDED OCTOBER 31,    OCT. 31,
                                                  2003     2002(4)   2001      2000     1999      1998
                                                  ----     -------   ----      ----     ----      ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $       9.76      9.69    10.59     10.46    10.18     10.72
 Income from investment operations:
 Net investment income                     $       0.10      0.09     0.24      0.32     0.23*     0.08*
 Net realized and unrealized gain (loss)
 on investments                            $      (0.28)     0.27    (0.88)     0.36     0.46     (0.62)
 Total from investment operations          $      (0.18)     0.36    (0.64)     0.68     0.69     (0.54)
 Less distributions from:
 Net investment income                     $       0.04      0.29     0.26      0.21     0.19        --
 Net realized gain on investments          $         --        --       --      0.34     0.22        --
 Total distributions                       $       0.04      0.29     0.26      0.55     0.41        --
 Net asset value, end of period            $       9.54      9.76     9.69     10.59    10.46     10.18
 TOTAL RETURN(2):                          %      (1.80)     3.74    (6.18)     6.81     6.88     (5.04)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $        201       240      251       275      304       171
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %       1.90      1.90     1.90      1.90     2.20      2.24
 Gross expenses prior to expense
 reimbursement(3)                          %       2.40      2.31     2.25      2.19     2.45      2.67
 Net investment income after
 expense reimbursement(3)(5)               %       1.07      1.23     2.30      2.69     2.23      2.26
 Portfolio turnover rate                   %        286       101      165       195      120       115

                                                                                   CLASS I
                                                    --------------------------------------------------------------------
                                                                  SEVEN
                                                     YEAR        MONTHS
                                                     ENDED        ENDED
                                                    MAY 31,      MAY 31,                 YEAR ENDED OCTOBER 31,
                                                     2003        2002(4)      2001         2000        1999         1998
                                                     ----        -------      ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $          9.84         9.82       10.73        10.57       10.21        12.15
 Income from investment operations:
 Net investment income                     $          0.20         0.13        0.37         0.33        0.34*        0.35*
 Net realized and unrealized gain (loss)
 on investments                            $         (0.29)        0.29       (0.92)        0.47        0.46        (0.07)
 Total from investment operations          $         (0.09)        0.42       (0.55)        0.80        0.80         0.28
 Less distributions from:
 Net investment income                     $          0.16         0.40        0.36         0.30        0.22         0.60
 Net realized gain on investments          $            --           --          --         0.34        0.22         1.62
 Total distributions                       $          0.16         0.40        0.36         0.64        0.44         2.22
 Net asset value, end of period            $          9.59         9.84        9.82        10.73       10.57        10.21
 TOTAL RETURN(2):                          %         (0.87)        4.34       (5.24)        7.93        7.99         2.51
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $        18,127       18,994      20,201       26,494      24,107       22,352
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %          0.90         0.90        0.90         0.90        1.20         1.24
 Gross expenses prior to expense
 reimbursement(3)                          %          1.40         1.31        1.25         1.19        1.45         1.67
 Net investment income after
 expense reimbursement(3)(5)               %          2.07         2.25        3.30         3.69        3.23         3.26
 Portfolio turnover rate                   %           286          101         165          195         120          115

----------
(1)  Commencement of operations of class.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to May 31.
(5) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are 22 separate funds which comprise the ING Series Fund, Inc. The six funds (each a "Fund", collectively the "Funds") that are in this report are: ING Index Plus LargeCap Fund ("Index Plus LargeCap"), ING Index Plus MidCap Fund ("Index Plus MidCap"), ING Index Plus SmallCap Fund ("Index Plus SmallCap"), ING Strategic Allocation Growth Fund ("Strategic Allocation Growth"), ING Strategic Allocation Balanced Fund ("Strategic Allocation Balanced") and ING Strategic Allocation Income Fund ("Strategic Allocation Income").

Each Fund offers the following classes of shares: Class A, Class B, Class C, and Class I. Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap also offer Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On January 1, 2002, the Fund changed its principal underwriter from Aeltus Capital, Inc. ("ACI") to ING Funds Distributor, LLC (formerly ING Funds Distributor, Inc.). On March 1, 2002, ING Investments, LLC ("ING Investments") replaced Aeltus Investment Management, Inc. ("Aeltus"), as the investment adviser to the Fund. ING Investments has engaged Aeltus to serve as the subadviser to the Fund effective March 1, 2002. ING Funds Distributor, LLC, ING Investments and Aeltus are indirect wholly owned subsidiaries of ING Groep N.V. ("ING").

ING is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors ("Board"). Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in less than 60 days at the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or

--------------------------------------------------------------------------------

     payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and distributes capital gains, if any, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the agreement at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund had the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Funds have the right to use collateral to offset losses incurred. There would be potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at May 31, 2003.

J. SWAP CONTRACTS. Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

K. ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and

--------------------------------------------------------------------------------

     legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. The Funds also may invest in restricted securities, which are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to
     Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board. Restricted securities are valued using market quotations when readily available. Restricted securities may be deemed to be illiquid because they may not be readily marketable. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

L. DELAYED DELIVERY TRANSACTIONS. Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a fund's ability to purchase or sell securities on a when-issued basis, Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Fund accounts for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended May 31, 2003, the cost of purchases and sales of securities, excluding short-term and U.S. government securities, were as follows:

                                      PURCHASES            SALES
                                      ---------            -----
Index Plus LargeCap               $ 431,921,216      $ 386,992,972
Index Plus MidCap                   102,774,974         76,611,431
Index Plus SmallCap                  35,867,131         22,441,437
Strategic Allocation Growth         108,139,826         97,385,581
Strategic Allocation Balanced       121,360,169        111,847,389
Strategic Allocation Income          45,075,951         44,943,852

U.S. Government Securities not included above were as follows:

                                      PURCHASES            SALES
                                      ---------            -----
Strategic Allocation Growth         $18,710,245        $14,094,804
Strategic Allocation Balanced        82,150,747         69,843,411
Strategic Allocation Income          71,776,159         62,563,817

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC. ("the Manager", the "Investment Manager" or the "Adviser") a wholly-owned subsidiary of ING. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap -- 0.450% for the first $500 million, 0.425% of the next $250 million, 0.400% of the next $1.25 billion and 0.375% in excess of $2 billion; for Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income -- 0.800% for the first $500 million, 0.775% of the next $500 million, 0.750% of the next $500 million, 0.725% of the next $500 million and 0.700% in excess of $2 billion.

--------------------------------------------------------------------------------

The Manager has entered into a subadvisory agreement with Aeltus. Subject to such policies as the Board or the Manager may determine, Aeltus manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company ("ILIAC"), formerly known as Aetna Life Insurance and Annuity Company, under which ILIAC provides various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to shares of Class I of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap and up to 0.400% of the average daily net assets associated with respect to Class I shares of Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income Funds. For the year ended May 31, 2003, ILIAC received $600,283 for its services.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                       CLASS A   CLASS B   CLASS C   CLASS I    CLASS O
                       -------   -------   -------   -------    -------
Index Plus LargeCap      0.25%    1.00%     0.75%      N/A       0.25%
Index Plus MidCap        0.25%    1.00%     0.75%      N/A       0.25%
Index Plus SmallCap      0.25%    1.00%     0.75%      N/A       0.25%
Strategic Allocation
  Growth                 0.25%    1.00%     1.00%      N/A        N/A
Strategic Allocation
  Balanced               0.25%    1.00%     1.00%      N/A        N/A
Strategic Allocation
  Income                 0.25%    1.00%     1.00%      N/A        N/A

Prior to January 1, 2002, the Shareholder Services and Distribution fees were paid to ACI. Presently, the Funds' class specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B, Class C and Class O shares.

For the year ended May 31, 2003, the Distributor has retained $34,222 as sales charges from proceeds of Class A Shares sold and $28,750 and $5,099 from the proceeds of Class A and Class C shares redeemed, respectively.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2003 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                                         ACCRUED
                                     ACCRUED                          SHAREHOLDER
                                   INVESTMENT         ACCRUED        SERVICES AND
                                   MANAGEMENT     ADMINISTRATIVE     DISTRIBUTION
                                      FEES             FEES              FEES            TOTAL
                                      ----             ----              ----            -----
Index Plus LargeCap                $ 152,341         $ 27,083          $ 75,777       $ 255,201
Index Plus MidCap                     31,078            5,525            21,655          58,258
Index Plus SmallCap                   11,406            1,761             8,416          21,583
Strategic Allocation Growth           43,524            4,352             8,790          56,666
Strategic Allocation Balanced         59,205            5,921            11,482          76,608
Strategic Allocation Income           33,083            3,308             7,013          43,404

--------------------------------------------------------------------------------

The Funds have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

At May 31, 2003, ING National Trust, a wholly-owned indirect subsidiary of ING Groep N.V., held 49.0%, 42.2%, 45.2%, 52.0%, and 47.8% of the shares outstanding of Index Plus LargeCap, Index Plus MidCap, Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income, respectively. Also, ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary on ING Groep N.V. held 12.1%, 25.3%, 26.3% and 17.9% of Index Plus LargeCap, Strategic Allocation Growth, Strategic Allocation Balanced and Strategic Allocation Income, respectively. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2003 Index Plus LargeCap had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

PAYABLE FOR      PAYABLE FOR         PAYABLE FOR
 AUDIT FEES     CUSTODY FEES     TRANSFER AGENT FEES
 ----------     ------------     -------------------
  $ 24,183        $14,827             $19,785

NOTE 8 -- EXPENSE LIMITATIONS

Prior to March 1, 2002, Aeltus, as investment adviser, agreed to reimburse each Fund for some or all operating expenses or to waive fees in order to maintain a certain expense ratio. Effective March 1, 2002, ING Investments, LLC entered into written expense limitation agreements with each of the Funds whereby, the Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                       CLASS A     CLASS B     CLASS C     CLASS I      CLASS O
                       -------     -------     -------     -------      -------
Index Plus LargeCap     0.95%       1.70%       1.45%       0.70%        0.95%
Index Plus MidCap       1.00%       1.75%       1.50%       0.75%        1.00%
Index Plus SmallCap     1.00%       1.75%       1.50%       0.75%        1.00%
Strategic Allocation
  Growth                1.25%       2.00%       2.00%       1.00%          n/a
Strategic Allocation
  Balanced              1.20%       1.95%       1.95%       0.95%          n/a
Strategic Allocation
  Income                1.15%       1.90%       1.90%       0.90%          n/a

Under the expense limitation agreements, each Fund will at a later date reimburse the Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Outstanding reimbursement balances due to the Funds under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statement of Assets and Liabilities..

As of May 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

Index Plus LargeCap              $ 47,296
Index Plus MidCap                 306,822
Index Plus SmallCap               317,631
Strategic Allocation Growth       280,503
Strategic Allocation Balanced     307,936
Strategic Allocation Income       307,975

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At May 31, 2003, the Funds did not have any loans outstanding under the line of credit.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

                                                                 CLASS A SHARES
                                                  --------------------------------------------
                                                                      SEVEN
                                                      YEAR           MONTHS           YEAR
                                                      ENDED           ENDED           ENDED
                                                     MAY 31,         MAY 31,        OCT. 31,
                                                      2003            2002            2001
                                                  ------------    ------------    ------------
INDEX PLUS LARGECAP
 (NUMBER OF SHARES)
Shares sold                                          6,729,862       3,766,831       4,690,472
Shares issued as reinvestment of dividends             134,317          78,143          27,783
Shares redeemed                                     (3,390,388)     (3,075,580)     (2,139,896)
                                                  ------------    ------------    ------------
Net increase in shares outstanding                   3,473,791         769,394       2,578,359
                                                  ============    ============    ============
INDEX PLUS LARGECAP ($)
Shares sold                                       $ 76,474,247    $ 54,360,583    $ 73,302,942
Shares issued as reinvestment of dividends           1,548,676       1,138,538         471,242
Shares redeemed                                    (39,287,542)    (44,464,394)    (33,226,188)
                                                  ------------    ------------    ------------
Net increase                                      $ 38,735,381    $ 11,034,727    $ 40,547,996
                                                  ============    ============    ============

                                                                  CLASS B SHARES
                                                     -----------------------------------------
                                                                        SEVEN
                                                        YEAR           MONTHS         YEAR
                                                        ENDED           ENDED         ENDED
                                                       MAY 31,         MAY 31,      OCT. 31,
                                                        2003            2002          2001
                                                     -----------    -----------    -----------
INDEX PLUS LARGECAP
 (NUMBER OF SHARES)
Shares sold                                              510,626        114,253        598,573
Shares issued as reinvestment of dividends                   269             --             --
Shares redeemed                                         (564,062)      (204,785)      (230,191)
                                                     -----------    -----------    -----------
Net increase (decrease) in shares outstanding            (53,167)       (90,532)       368,382
                                                     ===========    ===========    ===========
INDEX PLUS LARGECAP ($)
Shares sold                                          $ 5,860,620    $ 1,636,759    $ 9,672,728
Shares issued as reinvestment of dividends                 3,094             --             --
Shares redeemed                                       (6,431,230)    (2,910,291)    (3,501,525)
                                                     -----------    -----------    -----------
Net increase (decrease)                              $  (567,516)   $(1,273,532)   $ 6,171,203
                                                     ===========    ===========    ===========

                                                                 CLASS C SHARES
                                                  --------------------------------------------
                                                                      SEVEN
                                                      YEAR           MONTHS           YEAR
                                                      ENDED           ENDED           ENDED
                                                     MAY 31,         MAY 31,        OCT. 31,
                                                      2003            2002            2001
                                                  ------------    ------------    ------------
INDEX PLUS LARGECAP
 (NUMBER OF SHARES)
Shares sold                                            300,904         102,108         341,153
Shares issued as reinvestment of dividends               2,375              --              --
Shares redeemed                                       (669,644)       (430,939)     (1,060,241)
                                                  ------------    ------------    ------------
Net decrease in shares outstanding                    (366,365)       (328,831)       (719,088)
                                                  ============    ============    ============
INDEX PLUS LARGECAP ($)
Shares sold                                       $  3,481,766    $  1,466,511    $  5,446,601
Shares issued as reinvestment of dividends              27,451              --              --
Shares redeemed                                     (7,703,217)     (6,157,571)    (16,345,070)
                                                  ------------    ------------    ------------
Net decrease                                      $ (4,194,000)   $ (4,691,060)   $(10,898,469)
                                                  ============    ============    ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                                  CLASS I SHARES
                                               ----------------------------------------------------
                                                                       SEVEN
                                                     YEAR             MONTHS              YEAR
                                                    ENDED              ENDED             ENDED
                                                   MAY 31,            MAY 31,           OCT. 31,
                                                     2003              2002               2001
                                               ---------------   ----------------   ---------------
INDEX PLUS LARGECAP
 (NUMBER OF SHARES)
Shares sold                                         3,629,979         3,193,597          2,912,387
Shares issued as reinvestment of dividends            123,476            85,447             47,070
Shares redeemed                                    (3,018,075)       (1,854,718)        (2,146,594)
                                                   ----------        ----------         ----------
Net increase in shares outstanding                    735,380         1,424,326            812,863
                                                   ==========        ==========         ==========
INDEX PLUS LARGECAP ($)
Shares sold                                     $  42,164,908     $  46,197,743      $  47,703,026
Shares issued as reinvestment of dividends          1,433,552         1,252,647            803,498
Shares redeemed                                   (35,044,531)      (26,742,432)       (33,263,145)
                                                -------------     -------------      -------------
Net increase                                    $   8,553,929     $  20,707,958      $  15,243,379
                                                =============     =============      =============

                                                                CLASS O SHARES
                                                  -----------------------------------------
                                                                    SEVEN
                                                     YEAR          MONTHS         PERIOD
                                                    ENDED           ENDED          ENDED
                                                    MAY 31,        MAY 31,        OCT. 31,
                                                     2003           2002          2001(1)
                                                  -----------    -----------    -----------
INDEX PLUS LARGECAP
 (NUMBER OF SHARES)
Shares sold                                           441,672        112,319          1,280
Shares issued as reinvestment of dividends              2,105             44             --
Shares redeemed                                      (131,488)       (32,350)            --
                                                  -----------    -----------    -----------
Net increase in shares outstanding                    312,289         80,013          1,280
                                                  ===========    ===========    ===========
INDEX PLUS LARGECAP ($)
Shares sold                                       $ 5,157,368    $ 1,624,455    $    18,781
Shares issued as reinvestment of dividends             24,415            651             --
Shares redeemed                                    (1,533,746)      (462,720)            --
                                                  -----------    -----------    -----------
Net increase                                      $ 3,648,037    $ 1,162,386    $    18,781
                                                  ===========    ===========    ===========

----------
(1)  Class O commenced operations on August 1, 2001.

                                                                 CLASS A SHARES
                                                  --------------------------------------------
                                                                      SEVEN
                                                     YEAR            MONTHS           YEAR
                                                    ENDED             ENDED           ENDED
                                                    MAY 31,          MAY 31,         OCT. 31,
                                                     2003             2002            2001
                                                  ------------    ------------    ------------
INDEX PLUS MIDCAP
 (NUMBER OF SHARES)
Shares sold                                          3,916,216       2,256,664       1,213,338
Shares issued as reinvestment of dividends              28,360           4,092         126,407
Shares redeemed                                     (2,346,849)       (789,469)       (375,221)
                                                  ------------    ------------    ------------
Net increase in shares outstanding                   1,597,727       1,471,287         964,524
                                                  ============    ============    ============
INDEX PLUS MIDCAP ($)
Shares sold                                       $ 42,460,895    $ 28,590,319    $ 14,704,303
Shares issued as reinvestment of dividends             300,896          49,511       1,521,005
Shares redeemed                                    (25,969,224)    (10,045,992)     (4,429,939)
                                                  ------------    ------------    ------------
Net increase                                      $ 16,792,567    $ 18,593,838    $ 11,795,369
                                                  ============    ============    ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                                CLASS B SHARES
                                                  -----------------------------------------
                                                                     SEVEN
                                                      YEAR          MONTHS          YEAR
                                                      ENDED          ENDED          ENDED
                                                     MAY 31,        MAY 31,       OCT. 31,
                                                      2003           2002           2001
                                                  -----------    -----------    -----------
INDEX PLUS MIDCAP
 (NUMBER OF SHARES)
Shares sold                                           596,727        192,950         81,036
Shares issued as reinvestment of dividends              3,502             --         17,885
Shares redeemed                                      (231,106)       (13,294)       (76,866)
                                                  -----------    -----------    -----------
Net increase in shares outstanding                    369,123        179,656         22,055
                                                  ===========    ===========    ===========
INDEX PLUS MIDCAP ($)
Shares sold                                       $ 6,339,928    $ 2,446,907    $   985,038
Shares issued as reinvestment of dividends             36,556             --        214,436
Shares redeemed                                    (2,383,437)      (170,964)      (928,662)
                                                  -----------    -----------    -----------
Net increase                                      $ 3,993,047    $ 2,275,943    $   270,812
                                                  ===========    ===========    ===========

                                                               CLASS C SHARES
                                                  -----------------------------------------
                                                                     SEVEN
                                                      YEAR          MONTHS          YEAR
                                                      ENDED          ENDED          ENDED
                                                     MAY 31,        MAY 31,       OCT. 31,
                                                      2003           2002           2001
                                                  -----------    -----------    -----------
INDEX PLUS MIDCAP
 (NUMBER OF SHARES)
Shares sold                                           308,474        101,094         65,649
Shares issued as reinvestment of dividends              2,793             --         18,905
Shares redeemed                                       (93,392)       (15,550)       (30,190)
                                                  -----------    -----------    -----------
Net increase in shares outstanding                    217,875         85,544         54,364
                                                  ===========    ===========    ===========
INDEX PLUS MIDCAP ($)
Shares sold                                       $ 3,253,544    $ 1,281,442    $   797,139
Shares issued as reinvestment of dividends             29,239             --        226,104
Shares redeemed                                      (974,372)      (188,575)      (344,871)
                                                  -----------    -----------    -----------
Net increase                                      $ 2,308,411    $ 1,092,867    $   678,372
                                                  ===========    ===========    ===========

                                                                    CLASS I SHARES
                                                     --------------------------------------------
                                                                         SEVEN
                                                         YEAR           MONTHS           YEAR
                                                         ENDED           ENDED           ENDED
                                                        MAY 31,         MAY 31,        OCT. 31,
                                                         2003            2002            2001
                                                     ------------    ------------    ------------
INDEX PLUS MIDCAP
 (NUMBER OF SHARES)
Shares sold                                               765,559         847,132          21,640
Shares issued as reinvestment of dividends                  7,649             189           3,692
Shares redeemed                                          (631,985)         (6,873)       (134,254)
                                                     ------------    ------------    ------------
Net increase (decrease) in shares outstanding             141,223         840,448        (108,922)
                                                     ============    ============    ============
INDEX PLUS MIDCAP ($)
Shares sold                                          $  8,235,432    $ 10,762,261    $    264,815
Shares issued as reinvestment of dividends                 81,772           2,293          44,604
Shares redeemed                                        (6,832,708)        (89,105)     (1,868,188)
                                                     ------------    ------------    ------------
Net increase (decrease)                              $  1,484,496    $ 10,675,449    $ (1,558,769)
                                                     ============    ============    ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                               CLASS O SHARES
                                                  -----------------------------------------
                                                                    SEVEN
                                                     YEAR          MONTHS         PERIOD
                                                     ENDED          ENDED         ENDED
                                                    MAY 31,        MAY 31,       OCT. 31,
                                                     2003           2002          2001(1)
                                                  -----------    -----------    -----------
INDEX PLUS MIDCAP
 (NUMBER OF SHARES)
Shares sold                                           406,524        177,892          2,675
Shares issued as reinvestment of dividends              2,418             29             --
Shares redeemed                                      (166,077)       (24,893)            --
                                                  -----------    -----------    -----------
Net increase in shares outstanding                    242,865        153,028          2,675
                                                  ===========    ===========    ===========
INDEX PLUS MIDCAP ($)
Shares sold                                       $ 4,394,214    $ 2,290,298    $    29,984
Shares issued as reinvestment of dividends             25,777            356             --
Shares redeemed                                    (1,800,087)      (326,965)            --
                                                  -----------    -----------    -----------
Net increase                                      $ 2,619,904    $ 1,963,689    $    29,984
                                                  ===========    ===========    ===========

----------
(1)  Class O commenced operations on August 1, 2001.

                                                                CLASS A SHARES
                                                  --------------------------------------------
                                                                      SEVEN
                                                      YEAR           MONTHS           YEAR
                                                      ENDED           ENDED           ENDED
                                                     MAY 31,         MAY 31,        OCT. 31,
                                                      2003            2002            2001
                                                  ------------    ------------    ------------
INDEX PLUS SMALLCAP
 (NUMBER OF SHARES)
Shares sold                                          1,382,973         459,676         238,062
Shares issued as reinvestment of dividends              12,675              --              --
Shares redeemed                                       (545,596)       (198,951)        (97,671)
                                                  ------------    ------------    ------------
Net increase in shares outstanding                     850,052         260,725         140,391
                                                  ============    ============    ============
INDEX PLUS SMALLCAP ($)
Shares sold                                       $ 14,470,997    $  5,834,548    $  2,675,082
Shares issued as reinvestment of dividends             132,581              --              --
Shares redeemed                                     (5,753,846)     (2,461,091)     (1,091,655)
                                                  ------------    ------------    ------------
Net increase                                      $  8,849,732    $  3,373,457    $  1,583,427
                                                  ============    ============    ============

                                                                CLASS B SHARES
                                                  -----------------------------------------
                                                                    SEVEN
                                                     YEAR          MONTHS          YEAR
                                                     ENDED          ENDED          ENDED
                                                    MAY 31,        MAY 31,       OCT. 31,
                                                     2003           2002           2001
                                                  -----------    -----------    -----------
INDEX PLUS SMALLCAP
 (NUMBER OF SHARES)
Shares sold                                           253,791        136,429         26,964
Shares issued as reinvestment of dividends              2,494             --             --
Shares redeemed                                      (111,810)        (4,096)        (5,691)
                                                  -----------    -----------    -----------
Net increase in shares outstanding                    144,475        132,333         21,273
                                                  ===========    ===========    ===========
INDEX PLUS SMALLCAP ($)
Shares sold                                       $ 2,623,572    $ 1,723,989    $   304,735
Shares issued as reinvestment of dividends             25,387             --             --
Shares redeemed                                    (1,173,682)       (49,667)       (61,046)
                                                  -----------    -----------    -----------
Net increase                                      $ 1,475,277    $ 1,674,322    $   243,689
                                                  ===========    ===========    ===========

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                                   CLASS C SHARES
                                                     -----------------------------------------
                                                                        SEVEN
                                                        YEAR           MONTHS         YEAR
                                                        ENDED           ENDED         ENDED
                                                       MAY 31,         MAY 31,      OCT. 31,
                                                        2003            2002          2001
                                                     -----------    -----------    -----------
INDEX PLUS SMALLCAP
 (NUMBER OF SHARES)
Shares sold                                              148,774         37,375         10,265
Shares issued as reinvestment of dividends                 1,377             --             --
Shares redeemed                                          (23,704)        (3,597)       (26,366)
                                                     -----------    -----------    -----------
Net increase (decrease) in shares outstanding            126,447         33,778        (16,101)
                                                     ===========    ===========    ===========
INDEX PLUS SMALLCAP ($)
Shares sold                                          $ 1,558,523    $   478,310    $   118,164
Shares issued as reinvestment of dividends                14,100             --             --
Shares redeemed                                         (239,423)       (41,646)      (293,002)
                                                     -----------    -----------    -----------
Net increase (decrease)                              $ 1,333,200    $   436,664    $  (174,838)
                                                     ===========    ===========    ===========

                                                                   CLASS I SHARES
                                                     -----------------------------------------
                                                                        SEVEN
                                                        YEAR           MONTHS         YEAR
                                                        ENDED           ENDED         ENDED
                                                       MAY 31,         MAY 31,      OCT. 31,
                                                        2003            2002          2001
                                                     -----------    -----------    -----------
INDEX PLUS SMALLCAP
 (NUMBER OF SHARES)
Shares sold                                               62,587          6,895          5,355
Shares issued as reinvestment of dividends                   404             --             --
Shares redeemed                                           (5,279)      (315,370)       (85,625)
                                                     -----------    -----------    -----------
Net increase (decrease) in shares outstanding             57,712       (308,475)       (80,270)
                                                     ===========    ===========    ===========
INDEX PLUS SMALLCAP ($)
Shares sold                                          $   692,074    $    88,945    $    61,031
Shares issued as reinvestment of dividends                 4,275             --             --
Shares redeemed                                          (57,703)    (4,118,496)      (974,699)
                                                     -----------    -----------    -----------
Net increase (decrease)                              $   638,646    $(4,029,551)   $  (913,668)
                                                     ===========    ===========    ===========

                                                               CLASS O SHARES
                                                  -----------------------------------------
                                                                     SEVEN
                                                      YEAR          MONTHS        PERIOD
                                                      ENDED          ENDED         ENDED
                                                     MAY 31,        MAY 31,      OCT. 31,
                                                      2003           2002         2001(1)
                                                  -----------    -----------    -----------
INDEX PLUS SMALLCAP
 (NUMBER OF SHARES)
Shares sold                                           201,299        103,017          3,834
Shares issued as reinvestment of dividends              1,859             --             --
Shares redeemed                                       (86,505)       (20,232)            --
                                                  -----------    -----------    -----------
Net increase in shares outstanding                    116,653         82,785          3,834
                                                  ===========    ===========    ===========
INDEX PLUS SMALLCAP ($)
Shares sold                                       $ 2,165,063    $ 1,328,608    $    40,905
Shares issued as reinvestment of dividends             19,557             --             --
Shares redeemed                                      (939,113)      (266,266)            --
                                                  -----------    -----------    -----------
Net increase                                      $ 1,245,507    $ 1,062,342    $    40,905
                                                  ===========    ===========    ===========

----------
(1)  Class O commenced operations on August 1, 2001.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                                  CLASS A SHARES
                                                  --------------------------------------------
                                                                      SEVEN
                                                      YEAR           MONTHS           YEAR
                                                      ENDED           ENDED           ENDED
                                                     MAY 31,         MAY 31,        OCT. 31,
                                                      2003            2002            2001
                                                  ------------    ------------    ------------
STRATEGIC ALLOCATION GROWTH
 (NUMBER OF SHARES)
Shares sold                                          4,000,408       1,132,651         648,613
Shares issued as reinvestment of dividends               6,667          31,579          27,030
Shares redeemed                                     (2,478,222)       (901,308)       (364,923)
                                                  ------------    ------------    ------------
Net increase in shares outstanding                   1,528,853         262,922         310,720
                                                  ============    ============    ============
STRATEGIC ALLOCATION GROWTH ($)
Shares sold                                       $ 35,212,625    $ 11,445,956    $  7,029,562
Shares issued as reinvestment of dividends              57,473         313,268         307,062
Shares redeemed                                    (21,889,272)     (9,118,925)     (3,797,489)
                                                  ------------    ------------    ------------
Net increase                                      $ 13,380,826    $  2,640,299    $  3,539,135
                                                  ============    ============    ============

                                                              CLASS B SHARES
                                                     --------------------------------
                                                                   SEVEN
                                                       YEAR       MONTHS       YEAR
                                                       ENDED       ENDED       ENDED
                                                      MAY 31,     MAY 31,    OCT. 31,
                                                       2003        2002        2001
                                                     --------    --------    --------
STRATEGIC ALLOCATION GROWTH
 (NUMBER OF SHARES)
Shares sold                                            11,067         314       3,763
Shares issued as reinvestment of dividends                 --          95          95
Shares redeemed                                        (2,864)     (3,047)     (1,684)
                                                     --------    --------    --------
Net increase (decrease) in shares outstanding           8,203      (2,638)      2,174
                                                     ========    ========    ========
STRATEGIC ALLOCATION GROWTH ($)
Shares sold                                          $ 97,835    $  3,182    $ 38,658
Shares issued as reinvestment of dividends                 --         947       1,084
Shares redeemed                                       (25,324)    (30,855)    (18,693)
                                                     --------    --------    --------
Net increase (decrease)                              $ 72,511    $(26,726)   $ 21,049
                                                     ========    ========    ========

                                                                CLASS C SHARES
                                                  -----------------------------------------
                                                                     SEVEN
                                                     YEAR           MONTHS          YEAR
                                                     ENDED           ENDED          ENDED
                                                    MAY 31,         MAY 31,       OCT. 31,
                                                     2003            2002           2001
                                                  -----------    -----------    -----------
STRATEGIC ALLOCATION GROWTH
 (NUMBER OF SHARES)
Shares sold                                             2,647          5,113          1,436
Shares issued as reinvestment of dividends                 --            900            944
Shares redeemed                                      (127,565)       (43,273)       (21,456)
                                                  -----------    -----------    -----------
Net decrease in shares outstanding                   (124,918)       (37,260)       (19,076)
                                                  ===========    ===========    ===========
STRATEGIC ALLOCATION GROWTH ($)
Shares sold                                       $    22,710    $    51,522    $    15,493
Shares issued as reinvestment of dividends                 --          8,962         10,762
Shares redeemed                                    (1,095,689)      (440,020)      (236,457)
                                                  -----------    -----------    -----------
Net decrease                                      $(1,072,979)   $  (379,536)   $  (210,202)
                                                  ===========    ===========    ===========

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                                 CLASS I SHARES
                                                  --------------------------------------------
                                                                      SEVEN
                                                      YEAR           MONTHS           YEAR
                                                      ENDED           ENDED           ENDED
                                                     MAY 31,         MAY 31,        OCT. 31,
                                                      2003            2002            2001
                                                  ------------    ------------    ------------
STRATEGIC ALLOCATION GROWTH
 (NUMBER OF SHARES)
Shares sold                                            539,588         421,366         543,967
Shares issued as reinvestment of dividends              13,137          48,544          51,041
Shares redeemed                                       (816,437)       (718,506)       (965,838)
                                                  ------------    ------------    ------------
Net decrease in shares outstanding                    (263,712)       (248,596)       (370,830)
                                                  ============    ============    ============
STRATEGIC ALLOCATION GROWTH ($)
Shares sold                                       $  4,678,311    $  4,220,594    $  5,897,306
Shares issued as reinvestment of dividends             113,898         484,468         583,403
Shares redeemed                                     (7,210,930)     (7,185,140)    (10,283,952)
                                                  ------------    ------------    ------------
Net decrease                                      $ (2,418,721)   $ (2,480,078)   $ (3,803,243)
                                                  ============    ============    ============

                                                                  CLASS A SHARES
                                                  --------------------------------------------
                                                                      SEVEN
                                                      YEAR           MONTHS           YEAR
                                                      ENDED           ENDED           ENDED
                                                     MAY 31,         MAY 31,        OCT. 31,
                                                      2003            2002            2001
                                                  ------------    ------------    ------------
STRATEGIC ALLOCATION BALANCED
 (NUMBER OF SHARES)
Shares sold                                          2,561,156       1,210,910       1,029,471
Shares issued as reinvestment of dividends              41,676          70,940          62,278
Shares redeemed                                     (1,150,625)       (735,802)       (576,039)
                                                  ------------    ------------    ------------
Net increase in shares outstanding                   1,452,207         546,048         515,710
                                                  ============    ============    ============
STRATEGIC ALLOCATION BALANCED ($)
Shares sold                                       $ 23,596,966    $ 12,389,260    $ 11,047,854
Shares issued as reinvestment of dividends             377,998         712,949         689,416
Shares redeemed                                    (10,569,212)     (7,556,941)     (6,101,291)
                                                  ------------    ------------    ------------
Net increase                                      $ 13,405,752    $  5,545,268    $  5,635,979
                                                  ============    ============    ============

                                                               CLASS B SHARES
                                                     -----------------------------------
                                                                    SEVEN
                                                       YEAR        MONTHS         YEAR
                                                       ENDED        ENDED         ENDED
                                                      MAY 31,      MAY 31,      OCT. 31,
                                                       2003         2002          2001
                                                     ---------    ---------    ---------
STRATEGIC ALLOCATION BALANCED
 (NUMBER OF SHARES)
Shares sold                                             40,134            2       16,261
Shares issued as reinvestment of dividends                 245          229           44
Shares redeemed                                         (3,335)      (6,493)      (9,491)
                                                     ---------    ---------    ---------
Net increase (decrease) in shares outstanding           37,044       (6,262)       6,814
                                                     =========    =========    =========
STRATEGIC ALLOCATION BALANCED ($)
Shares sold                                          $ 371,991    $      25    $ 175,145
Shares issued as reinvestment of dividends               2,231        2,312          497
Shares redeemed                                        (29,949)     (66,953)    (105,761)
                                                     ---------    ---------    ---------
Net increase (decrease)                              $ 344,273    $ (64,616)   $  69,881
                                                     =========    =========    =========

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                              CLASS C SHARES
                                                     --------------------------------
                                                                   SEVEN
                                                       YEAR       MONTHS       YEAR
                                                       ENDED       ENDED       ENDED
                                                      MAY 31,     MAY 31,    OCT. 31,
                                                       2003        2002        2001
                                                     --------    --------    --------
STRATEGIC ALLOCATION BALANCED
 (NUMBER OF SHARES)
Shares sold                                             5,114       1,606       1,726
Shares issued as reinvestment of dividends                 41         166         127
Shares redeemed                                        (1,159)     (2,906)     (3,929)
                                                     --------    --------    --------
Net increase (decrease) in shares outstanding           3,996      (1,134)     (2,076)
                                                     ========    ========    ========
STRATEGIC ALLOCATION BALANCED ($)
Shares sold                                          $ 45,682    $ 15,993    $ 19,293
Shares issued as reinvestment of dividends                372       1,682       1,426
Shares redeemed                                       (10,300)    (29,818)    (45,454)
                                                     --------    --------    --------
Net increase (decrease)                              $ 35,754    $(12,143)   $(24,735)
                                                     ========    ========    ========

                                                                 CLASS I SHARES
                                                  --------------------------------------------
                                                                      SEVEN
                                                      YEAR           MONTHS           YEAR
                                                      ENDED           ENDED           ENDED
                                                     MAY 31,         MAY 31,        OCT. 31,
                                                      2003            2002            2001
                                                  ------------    ------------    ------------
STRATEGIC ALLOCATION BALANCED
 (NUMBER OF SHARES)
Shares sold                                            700,937         365,049         961,133
Shares issued as reinvestment of dividends              46,208          87,573         101,577
Shares redeemed                                       (807,144)       (647,264)     (1,493,803)
                                                  ------------    ------------    ------------
Net decrease in shares outstanding                     (59,999)       (194,642)       (431,093)
                                                  ============    ============    ============
STRATEGIC ALLOCATION BALANCED ($)
Shares sold                                       $  6,436,593    $  3,743,188    $ 10,344,955
Shares issued as reinvestment of dividends             422,338         887,111       1,132,586
Shares redeemed                                     (7,490,559)     (6,611,831)    (16,037,752)
                                                  ------------    ------------    ------------
Net decrease                                      $   (631,628)   $ (1,981,532)   $ (4,560,211)
                                                  ============    ============    ============

                                                                 CLASS A SHARES
                                                  --------------------------------------------
                                                                      SEVEN
                                                      YEAR           MONTHS           YEAR
                                                      ENDED           ENDED           ENDED
                                                     MAY 31,         MAY 31,        OCT. 31,
                                                      2003            2002            2001
                                                  ------------    ------------    ------------
STRATEGIC ALLOCATION INCOME
 (NUMBER OF SHARES)
Shares sold                                          1,514,198         920,447         797,371
Shares issued as reinvestment of dividends              37,131          86,171          59,971
Shares redeemed                                       (847,460)       (791,896)       (412,968)
                                                  ------------    ------------    ------------
Net increase in shares outstanding                     703,869         214,722         444,374
                                                  ============    ============    ============
STRATEGIC ALLOCATION INCOME ($)
Shares sold                                       $ 13,829,687    $  8,993,758    $  8,117,152
Shares issued as reinvestment of dividends             333,434         822,071         612,300
Shares redeemed                                     (7,736,961)     (7,739,093)     (4,187,264)
                                                  ------------    ------------    ------------
Net increase                                      $  6,426,160    $  2,076,736    $  4,542,188
                                                  ============    ============    ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                             CLASS B SHARES
                                                  -----------------------------------
                                                                 SEVEN
                                                     YEAR       MONTHS        YEAR
                                                     ENDED       ENDED        ENDED
                                                    MAY 31,     MAY 31,     OCT. 31,
                                                     2003        2002         2001
                                                  ---------    ---------    ---------
STRATEGIC ALLOCATION INCOME
 (NUMBER OF SHARES)
Shares sold                                          59,671       13,855       14,060
Shares issued as reinvestment of dividends              460          400           22
Shares redeemed                                     (11,949)      (5,007)     (12,006)
                                                  ---------    ---------    ---------
Net increase in shares outstanding                   48,182        9,248        2,076
                                                  =========    =========    =========
STRATEGIC ALLOCATION INCOME ($)
Shares sold                                       $ 546,707    $ 136,204    $ 142,599
Shares issued as reinvestment of dividends            4,164        3,858          231
Shares redeemed                                    (108,368)     (49,511)    (125,108)
                                                  ---------    ---------    ---------
Net increase                                      $ 442,503    $  90,551    $  17,722
                                                  =========    =========    =========

                                                           CLASS C SHARES
                                                  --------------------------------
                                                                SEVEN
                                                    YEAR       MONTHS       YEAR
                                                    ENDED       ENDED       ENDED
                                                   MAY 31,     MAY 31,    OCT. 31,
                                                    2003        2002        2001
                                                  --------    --------    --------
STRATEGIC ALLOCATION INCOME
 (NUMBER OF SHARES)
Shares sold                                          5,766       6,423       4,127
Shares issued as reinvestment of dividends              98         729         631
Shares redeemed                                     (9,339)     (8,429)     (4,879)
                                                  --------    --------    --------
Net decrease in shares outstanding                  (3,475)     (1,277)       (121)
                                                  ========    ========    ========
STRATEGIC ALLOCATION INCOME ($)
Shares sold                                       $ 52,751    $ 62,616    $ 41,793
Shares issued as reinvestment of dividends             885       6,992       6,470
Shares redeemed                                    (85,306)    (82,672)    (48,717)
                                                  --------    --------    --------
Net decrease                                      $(31,670)   $(13,064)   $   (454)
                                                  ========    ========    ========

                                                               CLASS I SHARES
                                                  -----------------------------------------
                                                                    SEVEN
                                                     YEAR          MONTHS           YEAR
                                                     ENDED          ENDED           ENDED
                                                    MAY 31,        MAY 31,        OCT. 31,
                                                     2003           2002            2001
                                                  -----------    -----------    -----------
STRATEGIC ALLOCATION INCOME
 (NUMBER OF SHARES)
Shares sold                                           551,598        392,415        472,565
Shares issued as reinvestment of dividends             29,741         84,911         87,962
Shares redeemed                                      (622,187)      (604,361)      (971,664)
                                                  -----------    -----------    -----------
Net decrease in shares outstanding                    (40,848)      (127,035)      (411,137)
                                                  ===========    ===========    ===========
STRATEGIC ALLOCATION INCOME ($)
Shares sold                                       $ 5,064,626    $ 3,861,989    $ 4,831,953
Shares issued as reinvestment of dividends            269,451        816,547        905,130
Shares redeemed                                    (5,720,118)    (5,921,115)    (9,915,686)
                                                  -----------    -----------    -----------
Net decrease                                      $  (386,041)   $(1,242,579)   $(4,178,603)
                                                  ===========    ===========    ===========

--------------------------------------------------------------------------------

NOTE 11 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders for the year ended May 31, 2003 were as follows:
                                     ORDINARY        LONG-TERM
                                      INCOME       CAPITAL GAINS
                                      ------       -------------
Index Plus LargeCap                $3,076,472        $      --
Index Plus MidCap                         --           509,661
Index Plus SmallCap                       --           206,122
Strategic Allocation Growth           171,438               --
Strategic Allocation Balanced         803,396               --
Strategic Allocation Income           608,144               --

The tax composition of dividends and distributions to shareholders for the seven months ended May 31, 2002 were as follows:

                                   ORDINARY
                                    INCOME
                                    ------
Index Plus LargeCap               $2,426,313
Index Plus MidCap                     55,683
Index Plus SmallCap                      --
Strategic Allocation Growth          808,527
Strategic Allocation Balanced      1,604,111
Strategic Allocation Income        1,649,781

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and other temporary differences. To the extend that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of May 31, 2003:

                                                 UNDISTRIBUTED
                                                      NET          ACCUMULATED
                                                   INVESTMENT      NET REALIZED
                                    PAID-IN          INCOME          GAINS ON
                                    CAPITAL          (LOSS)        INVESTMENTS
                                    -------          ------        -----------
Index Plus LargeCap                $     --        $  (9,348)        $  9,348
Index Plus MidCap                    (2,634)          (6,514)           9,148
Index Plus SmallCap                 (28,433)          23,744            4,689
Strategic Allocation Growth            (310)        (165,337)         165,647
Strategic Allocation Balanced            --         (146,011)         146,011
Strategic Allocation Income              --          (46,326)          46,326

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2003:

                                      AMOUNT        EXPIRATION DATES
                                      ------        ----------------
Index Plus LargeCap                 $98,297,384        2007-2011
Index Plus MidCap                     2,895,772          2011
Index Plus SmallCap                     253,190          2011
Strategic Allocation Growth          12,084,760        2008-2011
Strategic Allocation Balanced        13,542,701        2008-2011
Strategic Allocation Income           3,897,969        2009-2011

--------------------------------------------------------------------------------

The following represents the tax-basis components of distributable earnings as of May 31, 2003:

                                                                            CAPITAL           POST OCTOBER
                                    UNDISTRIBUTED       UNREALIZED            LOSS               LOSSES
                                   ORDINARY INCOME     APPRECIATION      CARRYFORWARDS          DEFERRED
                                   ---------------     ------------      -------------          --------
Index Plus LargeCap                   $807,006          $4,282,156       $(98,297,384)       $(22,112,228)
Index Plus MidCap                      123,495           5,944,359         (2,895,772)         (3,640,237)
Index Plus SmallCap                        --            3,179,495           (253,190)           (680,527)
Strategic Allocation Growth            240,578           3,199,757        (12,084,760)         (2,092,127)
Strategic Allocation Balanced          242,397           4,081,757        (13,542,701)           (939,947)
Strategic Allocation Income            125,727           2,164,557         (3,897,969)           (374,058)

ING
Index Plus
LargeCap
Fund               PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
COMMON STOCK: 98.9%
                   ADVERTISING: 0.2%
    19,350         Interpublic Group of Cos., Inc.                 $    266,062
     7,700         Omnicom Group                                        537,537
                                                                   ------------
                                                                        803,599
                                                                   ------------
                   AEROSPACE/DEFENSE: 1.7%
    35,200         Boeing Co.                                         1,079,584
     8,150         General Dynamics Corp.                               544,583
     3,300         Goodrich Corp.                                        60,291
    46,350         Lockheed Martin Corp.                              2,151,567
     8,289         Northrop Grumman Corp.                               729,018
    16,500         Raytheon Co.                                         528,660
    12,350         Rockwell Collins, Inc.                               283,803
    19,200         United Technologies Corp.                          1,310,400
                                                                   ------------
                                                                      6,687,906
                                                                   ------------
                   AGRICULTURE: 1.0%
    83,900         Altria Group, Inc.                                 3,465,070
    12,000         Monsanto Co.                                         240,600
     7,200         UST, Inc.                                            254,232
                                                                   ------------
                                                                      3,959,902
                                                                   ------------
                   AIRLINES: 0.1%
    30,900         Southwest Airlines Co.                               496,563
                                                                   ------------
                                                                        496,563
                                                                   ------------
                   APPAREL: 0.3%
     8,250   @     Jones Apparel Group, Inc.                            242,220
     6,400         Liz Claiborne, Inc.                                  216,896
    10,900         Nike, Inc.                                           610,291
     3,200   @     Reebok Intl. Ltd.                                    101,440
     4,350         VF Corp.                                             165,605
                                                                   ------------
                                                                      1,336,452
                                                                   ------------
                   AUTO MANUFACTURERS: 0.7%
   184,800         Ford Motor Co.                                     1,940,400
    11,225         Paccar, Inc.                                         743,881
                                                                   ------------
                                                                      2,684,281
                                                                   ------------
                   AUTO PARTS & EQUIPMENT: 0.2%
     2,250         Cooper Tire & Rubber Co.                              35,752
     5,300         Dana Corp.                                            47,223
    23,150         Delphi Corp.                                         204,183
     3,700         Johnson Controls, Inc.                               308,025
                                                                   ------------
                                                                        595,183
                                                                   ------------
                   BANKS: 6.8%
    17,100         AmSouth Bancorp                                      381,672
    79,000         Bank of America Corp.                              5,861,800
    12,600         Bank of New York Co., Inc.                           364,644
    46,850         Bank One Corp.                                     1,750,316
    20,950         BB&T Corp.                                           716,280
     9,549         Charter One Financial, Inc.                          290,863
     7,850         Comerica, Inc.                                       363,219
     5,200         First Tennessee National Corp.                       243,152
    42,550         FleetBoston Financial Corp.                        1,258,203
     8,750         Huntington Bancshares, Inc.                          179,462
    18,400         KeyCorp.                                             485,760
     8,300         Marshall & Ilsley Corp.                              249,000
    17,300         Mellon Financial Corp.                               470,041
    61,550         National City Corp.                                2,081,621
     2,500         North Fork Bancorporation, Inc.                       82,675
    12,800         PNC Financial Services Group, Inc.                   630,400
     9,250         Regions Financial Corp.                              324,120
    13,900         SouthTrust Corp.                                     399,347
    15,200         State Street Corp.                                   582,312
    11,250         SunTrust Banks, Inc.                                 667,125
     9,550         Union Planters Corp.                                 307,319
   121,031         US Bancorp                                         2,868,435
    82,050         Wachovia Corp.                                     3,296,769
    69,700         Wells Fargo & Co.                                  3,366,510
     4,450         Zions Bancorporation                                 227,039
                                                                   ------------
                                                                     27,448,084
                                                                   ------------
                   BEVERAGES: 2.6%
    34,350         Anheuser-Busch Cos., Inc.                          1,807,840
     3,150         Brown-Forman Corp.                                   248,409
   100,000         Coca-Cola Co.                                      4,557,000
    17,400         Coca-Cola Enterprises, Inc.                          326,250
     1,600         Coors (Adolph)                                        88,128
    16,400         Pepsi Bottling Group, Inc.                           334,396
    71,850         PepsiCo, Inc.                                      3,175,770
                                                                   ------------
                                                                     10,537,793
                                                                   ------------
                   BIOTECHNOLOGY: 1.1%
    52,834   @     Amgen, Inc.                                        3,418,888
     6,200   @     Biogen, Inc.                                         263,128
     7,450   @     Chiron Corp.                                         328,470
     8,600   @     Genzyme Corp.                                        408,414
                                                                   ------------
                                                                      4,418,900
                                                                   ------------
                   BUILDING MATERIALS: 0.2%
     3,200   @     American Standard Cos., Inc.                         236,768
     7,750         Masco Corp.                                          190,650
     4,400         Vulcan Materials Co.                                 161,216
                                                                   ------------
                                                                        588,634
                                                                   ------------
                   CHEMICALS: 1.5%
     8,950         Air Products & Chemicals, Inc.                       390,130
    37,850         Dow Chemical Co.                                   1,203,630
    45,100         Du Pont EI de Nemours & Co.                        1,900,514
     3,300         Eastman Chemical Co.                                 107,877
     5,200         Ecolab, Inc.                                         279,500
     6,450         Engelhard Corp.                                      162,217
     4,100         Great Lakes Chemical Corp.                            94,423
     3,550         International Flavors & Fragrances, Inc.             111,434
     7,600         PPG Industries, Inc.                                 369,588
     7,050         Praxair, Inc.                                        422,930
    17,150         Rohm & Haas Co.                                      556,175
     6,500         Sherwin-Williams Co.                                 177,970
     3,350         Sigma-Aldrich Corp.                                  175,239
                                                                   ------------
                                                                      5,951,627
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Index Plus
LargeCap
Fund        PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   COMMERCIAL SERVICES: 0.7%
     7,350   @     Apollo Group, Inc.                              $    429,387
    21,350   @     Concord EFS, Inc.                                    322,812
     9,800   @     Convergys Corp.                                      175,224
     1,100         Deluxe Corp.                                          51,667
     5,000         Equifax, Inc.                                        126,600
    11,750         H&R Block, Inc.                                      481,045
    12,350         McKesson Corp.                                       374,452
    15,200         Paychex, Inc.                                        463,904
     9,400   @     Quintiles Transnational Corp.                        133,010
     7,150   @     Robert Half Intl., Inc.                              121,193
     5,000         RR Donnelley & Sons Co.                              124,750
                                                                   ------------
                                                                      2,804,044
                                                                   ------------
                   COMPUTERS: 4.7%
    15,500   @     Apple Computer, Inc.                                 278,535
     7,500   @     Computer Sciences Corp.                              297,750
   185,050   @     Dell Computer Corp.                                5,790,214
    87,900   @     EMC Corp.                                            951,078
   123,309         Hewlett-Packard Co.                                2,404,525
    69,000         International Business Machines Corp.              6,074,760
    12,350   @     Lexmark Intl., Inc.                                  918,840
   152,850   @     Sun Microsystems, Inc.                               661,841
    15,100   @     Sungard Data Systems, Inc.                           347,300
    15,650   @     Unisys Corp.                                         176,689
    28,500   @     Veritas Software Corp.                               790,875
                                                                   ------------
                                                                     18,692,407
                                                                   ------------
                   COSMETICS/PERSONAL CARE: 3.2%
     2,300         Alberto-Culver Co.                                   117,530
     4,150         Avon Products, Inc.                                  252,901
    21,850         Colgate-Palmolive Co.                              1,302,697
    70,950         Gillette Co.                                       2,384,629
    21,800         Kimberly-Clark Corp.                               1,132,074
    82,150         Procter & Gamble Co.                               7,543,013
                                                                   ------------
                                                                     12,732,844
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 9.7%
    53,700         American Express Co.                               2,237,142
     9,500         Bear Stearns Cos., Inc.                              734,065
    14,400         Capital One Financial Corp.                          693,648
    53,100         Charles Schwab Corp.                                 515,070
   250,750         Citigroup, Inc.                                   10,285,765
    12,900         Countrywide Financial Corp.                          950,085
    57,000         Fannie Mae                                         4,218,000
     4,350         Franklin Resources, Inc.                             162,559
    61,450         Freddie Mac                                        3,675,324
    19,200         Goldman Sachs Group, Inc.                          1,564,800
   117,350         JP Morgan Chase & Co.                              3,856,121
    24,350         Lehman Brothers Holdings, Inc.                     1,744,191
    87,325         MBNA Corp.                                         1,750,866
    83,000         Merrill Lynch & Co., Inc.                          3,593,900
    43,900         Morgan Stanley                                     2,008,425
    10,850   @     Providian Financial Corp.                             98,084
     6,100         SLM Corp.                                            732,000
     5,550         T Rowe Price Group, Inc.                             203,796
                                                                   ------------
                                                                     39,023,841
                                                                   ------------
                   ELECTRIC: 2.6%
    24,050   @     AES Corp.                                            190,476
     7,050         Ameren Corp.                                         320,775
    15,100         American Electric Power Co., Inc.                    438,504
    11,600         Centerpoint Energy, Inc.                             110,780
    17,300         Cinergy Corp.                                        656,362
     8,500         Consolidated Edison, Inc.                            365,415
     7,000         Constellation Energy Group, Inc.                     232,050
    12,250         Dominion Resources, Inc.                             771,750
     6,550         DTE Energy Co.                                       283,811
    36,300         Duke Energy Corp.                                    703,494
    13,050   @     Edison Intl.                                         212,454
     8,850         Entergy Corp.                                        457,456
    22,100         Exelon Corp.                                       1,266,330
    13,550         FirstEnergy Corp.                                    498,775
    12,850         FPL Group, Inc.                                      854,139
     8,500         NiSource, Inc.                                       166,685
    18,600   @     PG&E Corp.                                           316,200
    11,750         PPL Corp.                                            475,170
     9,050         Progress Energy, Inc.                                425,803
    10,500         Public Service Enterprise Group, Inc.                448,665
    29,250         Southern Co.                                         920,790
    12,800         TXU Corp.                                            259,072
    15,000         Xcel Energy, Inc.                                    230,850
                                                                   ------------
                                                                     10,605,806
                                                                   ------------
                   ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
    15,500   @     American Power Conversion                            240,405
    17,100         Emerson Electric Co.                                 894,330
     6,500         Molex, Inc.                                          177,840
                                                                   ------------
                                                                      1,312,575
                                                                   ------------
                   ELECTRONICS: 0.3%
     9,350         Applera Corp. - Applied Biosystems Group             182,044
     7,700   @     Jabil Circuit, Inc.                                  161,623
     2,150         Parker Hannifin Corp.                                 86,925
    26,300   @     Sanmina-SCI Corp.                                    150,436
    10,300         Symbol Technologies, Inc.                            138,020
     6,300   @     Thermo Electron Corp.                                132,930
    12,800   @     Waters Corp.                                         363,008
                                                                   ------------
                                                                      1,214,986
                                                                   ------------
                   ENGINEERING & CONSTRUCTION: 0.1%
     5,300         Fluor Corp.                                          188,097
                                                                   ------------
                                                                        188,097
                                                                   ------------
                   ENTERTAINMENT: 0.1%
     3,550   @     International Game Technology                        312,542
                                                                   ------------
                                                                        312,542
                                                                   ------------
                   ENVIRONMENTAL CONTROL: 0.2%
     7,200   @     Allied Waste Industries, Inc.                         71,136
    26,750         Waste Management, Inc.                               681,323
                                                                   ------------
                                                                        752,459
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Index Plus
LargeCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   FOOD: 1.9%
    14,750         Albertson's, Inc.                               $    307,832
    26,245         Archer-Daniels-Midland Co.                           314,153
    16,900         Campbell Soup Co.                                    421,655
    22,300         ConAgra Foods, Inc.                                  541,221
    16,700         General Mills, Inc.                                  781,226
     5,450         Hershey Foods Corp.                                  387,495
    33,400         HJ Heinz Co.                                       1,104,538
    28,550         Kellogg Co.                                        1,004,960
    29,950   @     Kroger Co.                                           480,697
     5,700         McCormick & Co., Inc.                                153,330
    32,200         Sara Lee Corp.                                       586,684
     5,850         Supervalu, Inc.                                      116,123
    26,800         Sysco Corp.                                          829,192
     5,150         Winn-Dixie Stores, Inc.                               72,821
     9,200         WM Wrigley Jr Co.                                    519,800
                                                                   ------------
                                                                      7,621,727
                                                                   ------------
                   FOREST PRODUCTS & PAPER: 0.2%
     2,100         Boise Cascade Corp.                                   51,597
    19,400         International Paper Co.                              711,398
     3,600         Weyerhaeuser Co.                                     181,368
                                                                   ------------
                                                                        944,363
                                                                   ------------
                   GAS: 0.1%
     5,200         KeySpan Corp.                                        183,144
     2,750         Nicor, Inc.                                           97,928
     1,400         Peoples Energy Corp.                                  59,696
     8,350         Sempra Energy                                        227,705
                                                                   ------------
                                                                        568,473
                                                                   ------------
                   HAND/MACHINE TOOLS: 0.1%
     5,050         Black & Decker Corp.                                 218,715
     1,300         Snap-On, Inc.                                         39,533
     2,900         Stanley Works                                         81,084
                                                                   ------------
                                                                        339,332
                                                                   ------------
                   HEALTHCARE-PRODUCTS: 3.4%
    12,200         Becton Dickinson & Co.                               488,000
    11,400         Biomet, Inc.                                         313,500
    16,850   @     Boston Scientific Corp.                              877,885
     4,250         CR Bard, Inc.                                        298,137
    31,400         Guidant Corp.                                      1,327,592
   122,660         Johnson & Johnson                                  6,666,571
    50,350         Medtronic, Inc.                                    2,453,556
     6,900   @     St. Jude Medical, Inc.                               387,090
     8,200         Stryker Corp.                                        552,188
     8,050   @     Zimmer Holdings, Inc.                                361,123
                                                                   ------------
                                                                     13,725,642
                                                                   ------------
                   HEALTHCARE-SERVICES: 1.3%
    10,600   A     Aetna, Inc.                                          608,652
    13,900   @     Anthem, Inc.                                       1,019,565
    13,600   @     Humana, Inc.                                         176,664
    21,100         UnitedHealth Group, Inc.                           2,024,334
    15,250   @     WellPoint Health Networks                          1,301,435
                                                                   ------------
                                                                      5,130,650
                                                                   ------------
                   HOME BUILDERS: 0.2%
     4,800         Centex Corp.                                         372,624
     3,200         KB Home                                              200,000
       900         Pulte Homes, Inc.                                     59,031
                                                                   ------------
                                                                        631,655
                                                                   ------------
                   HOME FURNISHINGS: 0.1%
     7,750         Leggett & Platt, Inc.                                171,043
     3,500         Whirlpool Corp.                                      199,150
                                                                   ------------
                                                                        370,193
                                                                   ------------
                   HOUSEHOLD PRODUCTS/WARES: 0.2%
     1,800         Avery Dennison Corp.                                  99,864
     9,150         Clorox Co.                                           408,639
     6,800         Fortune Brands, Inc.                                 356,320
                                                                   ------------
                                                                        864,823
                                                                   ------------
                   HOUSEWARES: 0.1%
    10,500         Newell Rubbermaid, Inc.                              299,250
                                                                   ------------
                                                                        299,250
                                                                   ------------
                   INSURANCE: 5.2%
    10,400   @@    ACE Ltd.                                             379,600
    36,550         Aflac, Inc.                                        1,202,860
    70,050         Allstate Corp.                                     2,521,099
     4,100         AMBAC Financial Group, Inc.                          273,511
   107,350         American Intl. Group                               6,213,418
    14,800         AON Corp.                                            379,768
     7,950         Chubb Corp.                                          509,038
     6,000         Cigna Corp.                                          336,600
     6,900         Cincinnati Financial Corp.                           256,128
    10,800         Hartford Financial Services  Group, Inc.             503,712
     6,700         Jefferson-Pilot Corp.                                282,673
    12,300         John Hancock Financial Services, Inc.                372,075
     7,800         Loews Corp.                                          375,180
    21,650         Marsh & McLennan Cos., Inc.                        1,085,315
     6,750         MBIA, Inc.                                           337,838
    29,400         Metlife, Inc.                                        822,318
     4,150         MGIC Investment Corp.                                224,183
    31,850         Principal Financial Group                          1,011,556
    15,250         Progressive Corp.                                  1,098,000
    22,950         Prudential Financial, Inc.                           769,284
    14,300         Safeco Corp.                                         516,802
     4,500         Torchmark Corp.                                      173,790
    44,304         Travelers Property Casualty Corp.                    716,396
     9,950         UnumProvident Corp.                                  128,355
     5,450   @@    XL Capital Ltd.                                      474,422
                                                                   ------------
                                                                     20,963,921
                                                                   ------------
                   INTERNET: 0.7%
    13,400   @     eBay, Inc.                                         1,362,914
    14,700   @     Symantec Corp.                                       664,734
    23,350   @     Yahoo!, Inc.                                         696,998
                                                                   ------------
                                                                      2,724,646
                                                                   ------------
                   IRON/STEEL: 0.0%
     1,350         Nucor Corp.                                           64,314
     1,950         United States Steel Corp.                             30,713
                                                                   ------------
                                                                         95,027
                                                                   ------------
                   LEISURE TIME: 0.2%
     4,900         Brunswick Corp.                                      107,555
    11,950         Harley-Davidson, Inc.                                503,812
                                                                   ------------
                                                                        611,367
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Index Plus
LargeCap
Fund        PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   LODGING: 0.1%
     6,350   @     Harrah's Entertainment, Inc.                    $    254,571
     7,600         Hilton Hotels Corp.                                  105,336
     3,900         Marriott Intl., Inc.                                 152,490
                                                                   ------------
                                                                        512,397
                                                                   ------------
                   MACHINERY-CONSTRUCTION & MINING: 0.2%
    14,000         Caterpillar, Inc.                                    730,100
                                                                   ------------
                                                                        730,100
                                                                   ------------
                   MACHINERY-DIVERSIFIED: 0.4%
    23,000         Deere & Co.                                        1,004,410
     8,400         Dover Corp.                                          254,604
    14,900         Rockwell Automation, Inc.                            352,385
                                                                   ------------
                                                                      1,611,399
                                                                   ------------
                   MEDIA: 3.6%
   183,450   @     AOL Time Warner, Inc.                              2,792,109
    24,550   @     Clear Channel Communications, Inc.                   999,185
    95,350   @     Comcast Corp.                                      2,870,988
    11,450         Gannett Co., Inc.                                    904,550
     3,500         Knight-Ridder, Inc.                                  246,540
     7,800         McGraw-Hill Cos., Inc.                               493,038
     6,050         Meredith Corp.                                       266,019
     6,150         New York Times Co.                                   294,585
    12,550         Tribune Co.                                          625,994
    72,550   @     Viacom, Inc.                                       3,302,476
    83,950         Walt Disney Co.                                    1,649,617
                                                                   ------------
                                                                     14,445,101
                                                                   ------------
                   METAL FABRICATE/HARDWARE: 0.0%
     6,800         Worthington Industries                               101,524
                                                                   ------------
                                                                        101,524
                                                                   ------------
                   MINING: 0.2%
    14,700         Alcoa, Inc.                                          361,767
     6,600         Freeport-McMoRan Copper & Gold, Inc.                 144,870
     7,450         Newmont Mining Corp.                                 220,967
     4,250   @     Phelps Dodge Corp.                                   154,913
                                                                   ------------
                                                                        882,517
                                                                   ------------
                   MISCELLANEOUS MANUFACTURING: 5.8%
    15,900         3M Co.                                             2,010,873
     3,650         Cooper Industries Ltd.                               145,598
     1,800         Crane Co.                                             37,584
     6,700         Danaher Corp.                                        448,364
    31,500         Eastman Kodak Co.                                    965,160
     3,000         Eaton Corp.                                          251,790
   535,850         General Electric Co.                              15,378,895
    35,150         Honeywell Intl., Inc.                                920,930
    13,550         Illinois Tool Works, Inc.                            840,777
     6,650   @@    Ingersoll-Rand Co.                                   291,270
     3,650         ITT Industries, Inc.                                 228,709
     5,800         Pall Corp.                                           125,976
     5,450         Textron, Inc.                                        189,933
    80,000   @@    Tyco Intl. Ltd.                                    1,416,000
                                                                   ------------
                                                                     23,251,859
                                                                   ------------
                   OFFICE/BUSINESS EQUIPMENT: 0.2%
     9,700         Pitney Bowes, Inc.                                   372,577
    51,700   @     Xerox Corp.                                          565,081
                                                                   ------------
                                                                        937,658
                                                                   ------------
                   OIL & GAS: 5.0%
     3,650         Amerada Hess Corp.                                   178,850
    16,950         Anadarko Petroleum Corp.                             835,296
     6,770         Apache Corp.                                         446,278
     8,400         Burlington Resources, Inc.                           447,636
    44,150         ChevronTexaco Corp.                                3,132,001
    27,959         ConocoPhillips                                     1,508,947
     9,350         Devon Energy Corp.                                   486,200
     1,950         EOG Resources, Inc.                                   84,045
   273,300         Exxon Mobil Corp.                                  9,948,120
     3,750         Kerr-McGee Corp.                                     178,425
    29,650         Marathon Oil Corp.                                   762,895
     6,150   @,@@  Nabors Industries Ltd.                               277,242
     2,600   @     Noble Corp.                                           92,716
    22,800         Occidental Petroleum Corp.                           769,272
     4,800   @     Rowan Cos., Inc.                                     114,912
     3,100         Sunoco, Inc.                                         114,204
     5,350   @     Transocean, Inc.                                     125,029
    18,500         Unocal Corp.                                         556,665
                                                                   ------------
                                                                     20,058,733
                                                                   ------------
                   OIL & GAS SERVICES: 0.2%
    18,250         Halliburton Co.                                      435,627
     9,500         Schlumberger Ltd.                                    461,890
                                                                   ------------
                                                                        897,517
                                                                   ------------
                   PACKAGING & CONTAINERS: 0.2%
     4,300         Ball Corp.                                           212,936
     2,050         Bemis Co.                                             93,849
    12,650   @     Pactiv Corp.                                         247,308
     3,650   @     Sealed Air Corp.                                     160,199
                                                                   ------------
                                                                        714,292
                                                                   ------------
                   PHARMACEUTICALS: 7.3%
    64,450         Abbott Laboratories                                2,871,247
    31,600         Bristol-Myers Squibb Co.                             808,960
    18,300         Cardinal Health, Inc.                              1,056,093
    45,800         Eli Lilly & Co.                                    2,737,466
    25,000   @     Forest Laboratories, Inc.                          1,262,500
    14,366   @     King Pharmaceuticals, Inc.                           205,577
    12,150   @     Medimmune, Inc.                                      430,718
   114,750         Merck & Co., Inc.                                  6,377,805
   324,130         Pfizer, Inc.                                      10,054,513
    58,850         Schering-Plough Corp.                              1,085,783
     5,200   @     Watson Pharmaceuticals, Inc.                         192,504
    54,650         Wyeth                                              2,396,403
                                                                   ------------
                                                                     29,479,569
                                                                   ------------
                   PIPELINES: 0.1%
     5,650         Kinder Morgan, Inc.                                  288,432
    28,100         Williams Cos., Inc.                                  222,271
                                                                   ------------
                                                                        510,703
                                                                   ------------
                   REITS: 0.1%
     6,600         Equity Office Properties Trust                       177,606
     4,600         Equity Residential                                   121,808
     7,200         Simon Property Group, Inc.                           270,864
                                                                   ------------
                                                                        570,278
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Index Plus
LargeCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   RETAIL: 6.1%
    15,000   @     Autonation, Inc.                                $    208,800
     1,700   @     Autozone, Inc.                                       142,256
    12,950   @     Bed Bath & Beyond, Inc.                              541,828
     7,300   @     Big Lots, Inc.                                        99,353
    18,600   @     Costco Wholesale Corp.                               689,130
    18,200         CVS Corp.                                            475,020
     9,950         Darden Restaurants, Inc.                             197,109
     3,100         Dillard's, Inc.                                       41,416
    35,400         Dollar General Corp.                                 661,980
     7,250         Family Dollar Stores                                 264,262
    19,400         Federated Department Stores                          630,500
    36,600         Gap, Inc.                                            622,200
    93,650         Home Depot, Inc.                                   3,042,688
    10,250         JC Penney Co., Inc.                                  177,530
     5,650   @     Kohl's Corp.                                         295,777
    23,200         Limited Brands                                       354,032
    32,050         Lowe's Cos., Inc.                                  1,354,433
     5,650         May Department Stores Co.                            122,549
    54,450         McDonald's Corp.                                   1,019,849
    24,000   @     Office Depot, Inc.                                   321,600
     6,100         RadioShack Corp.                                     147,010
    48,150   @     Staples, Inc.                                        933,629
    18,000   @     Starbucks Corp.                                      443,538
    21,800         TJX Cos., Inc.                                       396,760
    44,750         Walgreen Co.                                       1,377,853
   179,690         Wal-Mart Stores, Inc.                              9,453,491
     4,500         Wendy's Intl., Inc.                                  135,495
    12,700   @     Yum! Brands, Inc.                                    355,092
                                                                   ------------
                                                                     24,505,180
                                                                   ------------
                   SAVINGS & LOANS: 0.8%
     6,600         Golden West Financial Corp.                          513,414
    61,600         Washington Mutual, Inc.                            2,512,048
                                                                   ------------
                                                                      3,025,462
                                                                   ------------
                   SEMICONDUCTORS: 2.3%
    20,350   @     Altera Corp.                                         392,348
    16,700   @     Analog Devices, Inc.                                 643,785
    27,200   @     Applied Materials, Inc.                              423,232
     4,550   @     Broadcom Corp.                                       111,384
   273,350         Intel Corp.                                        5,696,614
    14,100         Linear Technology Corp.                              512,676
     8,400   @     LSI Logic Corp.                                       53,760
    12,950         Maxim Integrated Products                            507,770
     6,050   @     Novellus Systems, Inc.                               209,633
     5,300   @     Nvidia Corp.                                         138,701
     3,850   @     QLogic Corp.                                         192,847
    14,450   @     Xilinx, Inc.                                         431,622
                                                                   ------------
                                                                      9,314,372
                                                                   ------------
                   SOFTWARE: 6.0%
     9,400         Adobe Systems, Inc.                                  331,726
     3,400         Autodesk, Inc.                                        50,694
    24,400         Automatic Data Processing                            851,560
     8,900   @     BMC Software, Inc.                                   150,944
     6,500   @     Citrix Systems, Inc.                                 141,895
    58,850         Computer Associates Intl., Inc.                    1,275,279
    34,100   @     Compuware Corp.                                      206,987
     9,900   @     Electronic Arts, Inc.                                678,744
    30,200         First Data Corp.                                   1,250,884
     7,300   @     Fiserv, Inc.                                         241,557
    13,500         IMS Health, Inc.                                     240,840
    14,800   @     Intuit, Inc.                                         682,132
     3,000   @     Mercury Interactive Corp.                            117,930
   511,500         Microsoft Corp.                                   12,588,015
   393,550   @     Oracle Corp.                                       5,120,086
     5,500   @     Peoplesoft, Inc.                                      89,980
    30,450   @     Siebel Systems, Inc.                                 285,926
                                                                   ------------
                                                                     24,305,179
                                                                   ------------
                   TELECOMMUNICATIONS: 6.1%
    12,200         Alltel Corp.                                         584,136
     2,600   @     Andrew Corp.                                          25,844
    73,510         AT&T Corp.                                         1,432,710
   107,200   @     AT&T Wireless Services, Inc.                         832,944
    41,400   @     Avaya, Inc.                                          274,068
   101,800         BellSouth Corp.                                    2,698,718
     6,150         CenturyTel, Inc.                                     207,070
    28,300   @     CIENA Corp.                                          162,725
   291,100   @     Cisco Systems, Inc.                                4,739,108
    11,800   @     Citizens Communications Co.                          145,376
    11,900   @     Comverse Technology, Inc.                            180,999
    92,450   @     JDS Uniphase Corp.                                   357,781
    67,400   @     Lucent Technologies, Inc.                            148,954
    37,950         Motorola, Inc.                                       323,334
    93,750   @     Nextel Communications, Inc.                        1,405,313
    32,050         Qualcomm, Inc.                                     1,076,239
   121,750         SBC Communications, Inc.                           3,099,755
     9,250         Scientific-Atlanta, Inc.                             182,133
    35,200         Sprint Corp.-FON Group                               477,312
    15,900   @     Tellabs, Inc.                                        126,246
   164,000         Verizon Communications, Inc.                       6,207,400
                                                                   ------------
                                                                     24,688,165
                                                                   ------------
                   TEXTILES: 0.1%
     7,950         Cintas Corp.                                         294,309
                                                                   ------------
                                                                        294,309
                                                                   ------------
                   TOYS/GAMES/HOBBIES: 0.3%
    10,200         Hasbro, Inc.                                         163,302
    43,350         Mattel, Inc.                                         932,459
                                                                   ------------
                                                                      1,095,761
                                                                   ------------
                   TRANSPORTATION: 1.8%
    14,800         Burlington Northern Santa Fe Corp.                   436,748
    12,060         FedEx Corp.                                          771,599
    16,200         Norfolk Southern Corp.                               355,104
    11,200         Union Pacific Corp.                                  683,088
    82,600         United Parcel Service, Inc.                        5,156,718
                                                                   ------------
                                                                      7,403,257
                                                                   ------------
                   TRUCKING & LEASING: 0.0%
     4,500         Ryder System, Inc.                                   119,520
                                                                   ------------
                                                                        119,520
                                                                   ------------
                   Total Common Stock
                     (Cost $358,594,748)                            397,494,446
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Index Plus
LargeCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
----------                                                         -------------
SHORT-TERM INVESTMENTS: 0.6%
                   REPURCHASE AGREEMENT: 0.6%
$2,359,000         State Street Repurchase
                     Agreement dated 05/30/03,
                     1.250%, due 06/02/03,
                     $2,359,246 to be received upon
                     repurchase (Collateralized by
                     $2,405,000 FHLB, 1.400%,
                     Market Value $2,409,769, due
                     04/13/04)                                     $  2,359,000
                                                                   ------------
                   Total Short-Term Investments
                     (Cost $2,359,000)                                2,359,000
                                                                   ------------
                   TOTAL INVESTMENTS IN SECURITIES
                     (COST $360,953,748)*              99.5%       $399,853,446
                   OTHER ASSETS AND LIABILITIES-NET     0.5           1,983,641
                                                      -----        ------------
                   NET ASSETS                         100.0%       $401,837,087
                                                      =====        ============

@      Non-income producing security
@@     Foreign Issuer
A      Related Party
REITs  Real Estate Investment Trusts
*      Cost for federal income tax purposes is $395,571,290.
       Net unrealized appreciation consists of:
               Gross Unrealized Appreciation            $12,860,220
               Gross Unrealized Depreciation             (8,578,064)
                                                        -----------
               Net Unrealized Appreciation              $ 4,282,156
                                                        ===========

                 See Accompanying Notes to Financial Statements

ING
Index Plus
MidCap
Fund               PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
COMMON STOCK: 96.7%
                   ADVERTISING: 0.3%
     5,550  @      Catalina Marketing Corp.                        $    103,341
     9,100         Harte-Hanks, Inc.                                    166,439
                                                                   ------------
                                                                        269,780
                                                                   ------------
                   AEROSPACE/DEFENSE: 0.3%
     3,850  @      L-3 Communications Holdings, Inc.                    166,898
     1,150  @      Sequa Corp.                                           41,872
     3,050  @      Titan Corp.                                           26,505
                                                                   ------------
                                                                        235,275
                                                                   ------------
                   AGRICULTURE: 0.1%
     2,600         Universal Corp.                                      108,888
                                                                   ------------
                                                                        108,888
                                                                   ------------
                   APPAREL: 0.8%
     9,250  @      Coach, Inc.                                          454,452
     3,550  @      Timberland Co.                                       176,045
    13,700  @      Unifi, Inc.                                           94,667
                                                                   ------------
                                                                        725,164
                                                                   ------------
                   AUTO PARTS & EQUIPMENT: 1.2%
     6,650         ArvinMeritor, Inc.                                   118,303
     5,150         Bandag, Inc.                                         186,327
     2,650         BorgWarner, Inc.                                     154,018
     6,700  @      Lear Corp.                                           266,526
     8,300         Modine Manufacturing Co.                             183,015
     2,700         Superior Industries Intl.                            105,543
                                                                   ------------
                                                                      1,013,732
                                                                   ------------
                   BANKS: 6.7%
    12,596         Associated Banc-Corp.                                471,090
    10,250         Bank of Hawaii Corp.                                 357,930
    15,700         Banknorth Group, Inc.                                402,234
     5,000         City National Corp.                                  225,000
    12,650         Colonial BancGroup, Inc.                             170,901
     6,650         Commerce Bancorp, Inc.                               253,697
    13,100         Compass Bancshares, Inc.                             482,735
     7,250         First Virginia Banks, Inc.                           311,750
     8,550         FirstMerit Corp.                                     195,709
     2,050         Greater Bay Bancorp                                   41,205
    15,650         Hibernia Corp.                                       302,201
     6,400         Investors Financial Services Corp.                   149,824
    11,850         M&T Bank Corp.                                     1,055,243
     7,000         Mercantile Bankshares Corp.                          283,640
    20,200         National Commerce Financial Corp.                    460,156
     7,850         Provident Financial Group, Inc.                      200,803
     4,350  @      Silicon Valley Bancshares                            109,664
     3,450         Westamerica Bancorporation                           153,284
     2,650         Wilmington Trust Corp.                                76,850
                                                                   ------------
                                                                      5,703,916
                                                                   ------------
                   BEVERAGES: 0.8%
     8,950  @      Constellation Brands, Inc.                           246,751
    36,850         PepsiAmericas, Inc.                                  479,050
                                                                   ------------
                                                                        725,801
                                                                   ------------
                   BIOTECHNOLOGY: 0.2%
     4,500   @     Charles River Laboratories Intl., Inc.               142,965
     3,500   @     Protein Design Labs, Inc.                             50,085
                                                                   ------------
                                                                        193,050
                                                                   ------------
                   BUILDING MATERIALS: 0.5%
     4,950         Martin Marietta Materials, Inc.                      169,340
    10,450         York Intl. Corp.                                     270,551
                                                                   ------------
                                                                        439,891
                                                                   ------------
                   CHEMICALS: 2.4%
    12,500         Airgas, Inc.                                         226,250
     6,600         Albemarle Corp.                                      176,682
     5,950         Cabot Corp.                                          174,811
     1,000   @     Cabot Microelectronics Corp.                          46,250
    19,950         Crompton Corp.                                       142,642
     6,600   @     Cytec Industries, Inc.                               218,460
     3,800         Ferro Corp.                                           93,404
     3,200   @     FMC Corp.                                             66,528
    10,200         IMC Global, Inc.                                      89,148
     8,550         Lubrizol Corp.                                       272,745
     6,450         Lyondell Chemical Co.                                 92,880
     1,950         Minerals Technologies, Inc.                           97,890
    11,650         RPM Intl., Inc.                                      144,810
     5,050         Valspar Corp.                                        220,130
                                                                   ------------
                                                                      2,062,630
                                                                   ------------
                   COAL: 0.5%
     5,350         Arch Coal, Inc.                                      120,963
     8,400         Peabody Energy Corp.                                 275,940
                                                                   ------------
                                                                        396,903
                                                                   ------------
                   COMMERCIAL SERVICES: 3.2%
     4,400         Banta Corp.                                          152,108
     4,500   @     Career Education Corp.                               276,345
     3,300   @     ChoicePoint, Inc.                                    124,377
     4,450   @     Corinthian Colleges, Inc.                            209,328
     7,100   @     DeVry, Inc.                                          178,423
     9,500   @     First Health Group Corp.                             243,770
    21,300   @     Gartner, Inc.                                        155,490
     3,150         Kelly Services, Inc.                                  78,089
     5,600   @     Korn/Ferry Intl.                                      44,912
     7,350         Manpower, Inc.                                       255,633
    15,700   @     MPS Group, Inc.                                      112,569
     5,800   @     Plexus Corp.                                          69,600
     7,050   @     Quanta Services, Inc.                                 42,371
     4,425         Rollins, Inc.                                         91,199
     2,550   @     Sotheby's Holdings                                    20,681
     1,700   @     Sylvan Learning Systems, Inc.                         35,462
     5,350   @     Valassis Communications, Inc.                        143,380
    22,900         Viad Corp.                                           463,954
                                                                   ------------
                                                                      2,697,691
                                                                   ------------
                   COMPUTERS: 5.2%
    13,300   @     Affiliated Computer Services, Inc.                   616,322
    26,050   @     Cadence Design Systems, Inc.                         362,095
    14,100   @     Ceridian Corp.                                       243,225
     7,350         Diebold, Inc.                                        293,485
    12,150   @     DST Systems, Inc.                                    429,138
     9,100         Henry (Jack) & Associates                            138,593
     5,900         Imation Corp.                                        203,432
     5,900   @     InFocus Corp.                                         32,391

                 See Accompanying Notes to Financial Statements

ING
Index Plus
MidCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   COMPUTERS (CONTINUED):
    11,150   @     McData Corp.                                    $    149,968
    45,150   @     Quantum Corp.                                        191,436
     6,800         Reynolds & Reynolds Co.                              201,280
    11,350   @     Sandisk Corp.                                        412,346
    26,050   @     Storage Technology Corp.                             703,350
     7,400   @     Synopsys, Inc.                                       453,546
                                                                   ------------
                                                                      4,430,607
                                                                   ------------
                   DISTRIBUTION/WHOLESALE: 0.2%
     5,500   @     Tech Data Corp.                                      136,840
                                                                   ------------
                                                                        136,840
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 2.1%
     3,200         AG Edwards, Inc.                                     105,280
    15,150   @     AmeriCredit Corp.                                    142,410
    62,300   @     E*TRADE Group, Inc.                                  476,595
     2,700         Eaton Vance Corp.                                     81,270
     9,200         IndyMac Bancorp, Inc.                                236,440
     1,950   @     Investment Technology Group, Inc.                     27,339
     5,750         LaBranche & Co., Inc.                                119,313
     6,500         Legg Mason, Inc.                                     419,965
     2,750         Neuberger Berman, Inc.                                91,520
     3,200         Waddell & Reed Financial, Inc.                        72,480
                                                                   ------------
                                                                      1,772,612
                                                                   ------------
                   ELECTRIC: 5.3%
     8,600         Allete, Inc.                                         216,720
     3,550         Alliant Energy Corp.                                  70,929
     2,450         Black Hills Corp.                                     73,622
    12,100         DPL, Inc.                                            197,835
     7,200         DQE, Inc.                                            118,368
    14,100         Energy East Corp.                                    300,048
    17,350         Great Plains Energy, Inc.                            499,680
     3,450         Hawaiian Electric Industries                         158,010
     1,500         IdaCorp., Inc.                                        41,220
     6,850         MDU Resources Group, Inc.                            220,502
    13,300         Northeast Utilities                                  214,928
     8,800         NSTAR                                                410,344
     7,800         OGE Energy Corp.                                     164,736
    15,150         Pepco Holdings, Inc.                                 309,666
     6,150         PNM Resources, Inc.                                  163,283
     8,900         Puget Energy, Inc.                                   208,705
    11,000         SCANA Corp.                                          370,370
    10,850   @     Sierra Pacific Resources                              58,590
     7,700         Westar Energy, Inc.                                  122,584
    18,000         Wisconsin Energy Corp.                               501,300
     3,150         WPS Resources Corp.                                  135,387
                                                                   ------------
                                                                      4,556,827
                                                                   ------------
                   ELECTRICAL COMPONENTS & EQUIPMENT: 1.2%
     5,750         Ametek, Inc.                                         213,957
    20,150   @     Energizer Holdings, Inc.                             640,367
     5,850         Hubbell, Inc.                                        196,911
                                                                   ------------
                                                                      1,051,235
                                                                   ------------
                   ELECTRONICS: 1.5%
    17,250   @     Arrow Electronics, Inc.                              293,767
    19,450   @     Avnet, Inc.                                          264,520
     7,700   @     Gentex Corp.                                         239,778
     9,100   @     Kemet Corp.                                           91,910
     5,550   @     Varian, Inc.                                         178,377
    16,000   @     Vishay Intertechnology, Inc.                         231,040
                                                                   ------------
                                                                      1,299,392
                                                                   ------------
                   ENGINEERING & CONSTRUCTION: 0.4%
     4,950   @     Dycom Industries, Inc.                                69,151
     4,000         Granite Construction, Inc.                            73,920
     5,550   @     Jacobs Engineering Group, Inc.                       216,672
                                                                   ------------
                                                                        359,743
                                                                   ------------
                   ENTERTAINMENT: 0.9%
     9,500   @     GTECH Holdings Corp.                                 333,830
     5,350         International Speedway Corp.                         199,929
     7,700   @     Macrovision Corp.                                    147,986
     8,100   @     Six Flags, Inc.                                       60,993
                                                                   ------------
                                                                        742,738
                                                                   ------------
                   ENVIRONMENTAL CONTROL: 0.9%
    25,450   @     Republic Services, Inc.                              608,510
     4,050   @     Stericycle, Inc.                                     160,218
                                                                   ------------
                                                                        768,728
                                                                   ------------
                   FOOD: 2.7%
     8,992   @     Dean Foods Co.                                       411,384
     3,600         Dreyer's Grand Ice Cream, Inc.                       276,120
    13,950         Hormel Foods Corp.                                   327,825
     3,850         Interstate Bakeries                                   49,973
     4,878         JM Smucker Co.                                       183,657
     8,100         Ruddick Corp.                                        125,955
     4,350         Sensient Technologies Corp.                           98,484
     5,046         Tootsie Roll Industries, Inc.                        149,614
    35,373         Tyson Foods, Inc.                                    336,044
     5,800   @     Whole Foods Market, Inc.                             316,390
                                                                   ------------
                                                                      2,275,446
                                                                   ------------
                   FOREST PRODUCTS & PAPER: 0.4%
     4,150         Glatfelter                                            55,112
     5,150         Longview Fibre Co.                                    43,775
     2,900         Potlatch Corp.                                        72,123
     2,850         Rayonier, Inc.                                       147,146
         1   @@    Stora Enso OYJ ADR                                        11
     5,450         Wausau-Mosinee Paper Corp.                            61,313
                                                                   ------------
                                                                        379,480
                                                                   ------------
                   GAS: 1.1%
    10,550         AGL Resources, Inc.                                  275,671
    19,100         Oneok, Inc.                                          389,067
     6,500         Vectren Corp.                                        160,680
     4,100         WGL Holdings, Inc.                                   113,816
                                                                   ------------
                                                                        939,234
                                                                   ------------
                   HAND/MACHINE TOOLS: 0.1%
     3,500         Kennametal, Inc.                                     118,195
                                                                   ------------
                                                                        118,195
                                                                   ------------
                   HEALTHCARE-PRODUCTS: 3.6%
    10,900   @     Apogent Technologies, Inc.                           207,972
     5,900         Beckman Coulter, Inc.                                239,835
    11,850   @     Cytyc Corp.                                          123,121
     7,900         Dentsply Intl., Inc.                                 295,381
     6,100   @     Edwards Lifesciences Corp.                           184,952
     4,450   @     Henry Schein, Inc.                                   218,762
     6,250         Hillenbrand Industries, Inc.                         319,687
     6,950   @     Patterson Dental Co.                                 305,592
    11,700   @     Steris Corp.                                         263,835
    14,900   @     Varian Medical Systems, Inc.                         830,675
     5,000   @     Visx, Inc.                                            86,750
                                                                   ------------
                                                                      3,076,562
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Index Plus
MidCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   HEALTHCARE-SERVICES: 4.2%
     5,550   @     Apria Healthcare Group, Inc.                    $    133,921
     9,400   @     Community Health Systems, Inc.                       195,802
     5,550   @     Covance, Inc.                                        105,616
    15,100   @     Coventry Health Care, Inc.                           659,266
    25,700   @     Health Net, Inc.                                     777,939
    10,200   @     Lincare Holdings, Inc.                               314,874
    19,500   @     Oxford Health Plans                                  722,085
     9,450   @     Pacificare Health Systems                            365,328
     6,100   @     Universal Health Services, Inc.                      277,001
                                                                   ------------
                                                                      3,551,832
                                                                   ------------
                   HOME BUILDERS: 0.4%
     5,850         DR Horton, Inc.                                      153,796
     2,850         Lennar Corp.                                         191,093
                                                                   ------------
                                                                        344,889
                                                                   ------------
                   HOUSEHOLD PRODUCTS/WARES: 1.2%
    11,900         Blyth, Inc.                                          328,678
     6,850         Church & Dwight, Inc.                                217,761
    23,600         Dial Corp.                                           472,000
                                                                   ------------
                                                                      1,018,439
                                                                   ------------
                   INSURANCE: 7.5%
    18,050         American Financial Group, Inc.                       399,085
     3,950         AmerUs Group Co.                                     106,294
     6,700         Brown & Brown, Inc.                                  237,515
    11,750   @@    Everest Re Group Ltd.                                857,750
    27,775         Fidelity National Financial, Inc.                    862,969
    19,050         First American Corp.                                 515,874
    10,650         HCC Insurance Holdings, Inc.                         305,122
     3,550         Horace Mann Educators Corp.                           53,782
     5,950         Leucadia National Corp.                              226,933
     5,850   @     Ohio Casualty Corp.                                   73,710
    25,800         Old Republic Intl. Corp.                             885,972
     8,850         PMI Group, Inc.                                      271,341
    11,700         Protective Life Corp.                                322,686
     9,050         Radian Group, Inc.                                   364,444
     2,750         StanCorp. Financial Group, Inc.                      148,638
     6,200         Unitrin, Inc.                                        162,316
    13,250         WR Berkley Corp.                                     652,562
                                                                   ------------
                                                                      6,446,993
                                                                   ------------
                   INTERNET: 1.2%
     4,550   @     Avocent Corp.                                        134,498
     7,650   @     Checkfree Corp.                                      187,272
     8,250   @     Internet Security Systems                            130,350
     5,400   @     Macromedia, Inc.                                     108,864
    15,850   @     Network Associates, Inc.                             192,419
     5,950   @     Overture Services, Inc.                              106,142
    13,050   @     RSA Security, Inc.                                   146,030
                                                                   ------------
                                                                      1,005,575
                                                                   ------------
                   IRON/STEEL: 0.2%
    26,600   @     AK Steel Holding Corp.                                78,736
     3,350         Carpenter Technology                                  51,556
                                                                   ------------
                                                                        130,292
                                                                   ------------
                   LEISURE TIME: 0.1%
     7,800         Callaway Golf Co.                                    111,930
                                                                   ------------
                                                                        111,930
                                                                   ------------
                   LODGING: 0.6%
     9,350   @     Extended Stay America, Inc.                          115,005
     6,600   @     Mandalay Resort Group                                198,990
    29,300   @     Park Place Entertainment Corp.                       223,266
                                                                   ------------
                                                                        537,261
                                                                   ------------
                   MACHINERY-DIVERSIFIED: 0.3%
     5,300   @     Flowserve Corp.                                       96,195
     3,850         Nordson Corp.                                         91,438
     1,600         Tecumseh Products Co.                                 61,520
                                                                   ------------
                                                                        249,153
                                                                   ------------
                   MEDIA: 3.4%
    10,500         Belo Corp.                                           245,700
     2,100   @     Emmis Communications Corp.                            44,478
     4,950   @     Entercom Communications Corp.                        240,322
    10,700   @     Hispanic Broadcasting Corp.                          268,463
     4,400         Lee Enterprises, Inc.                                165,704
     2,250         Media General, Inc.                                  132,390
     8,700         Reader's Digest Association, Inc.                    112,752
     3,750   @     Scholastic Corp.                                     116,850
     1,700         Washington Post                                    1,231,650
    10,200   @     Westwood One, Inc.                                   345,372
                                                                   ------------
                                                                      2,903,681
                                                                   ------------
                   METAL FABRICATE/HARDWARE: 0.3%
     8,900         Precision Castparts Corp.                            260,325
                                                                   ------------
                                                                        260,325
                                                                   ------------
                   MISCELLANEOUS MANUFACTURING: 1.9%
     5,550         Brink's Co.                                           87,856
     8,300         Carlisle Cos., Inc.                                  374,081
     4,300         Donaldson Co., Inc.                                  180,385
     1,950         Federal Signal Corp.                                  35,256
     4,000         Harsco Corp.                                         141,520
     5,900         Lancaster Colony Corp.                               228,271
     4,500         Pentair, Inc.                                        174,870
     8,200   @     SPX Corp.                                            315,946
     1,550         Teleflex, Inc.                                        66,852
                                                                   ------------
                                                                      1,605,037
                                                                   ------------
                   OFFICE FURNISHINGS: 0.7%
     7,600         Herman Miller, Inc.                                  147,364
    15,400         HON Industries, Inc.                                 451,836
                                                                   ------------
                                                                        599,200
                                                                   ------------
                   OIL & GAS: 4.5%
     5,850   @     Forest Oil Corp.                                     142,915
     6,400         Helmerich & Payne, Inc.                              197,632
    12,250         Murphy Oil Corp.                                     605,640
     7,350         Noble Energy, Inc.                                   267,761
     3,750   @     Patterson-UTI Energy, Inc.                           137,213
     5,950   @     Pioneer Natural Resources Co.                        159,103
    20,350         Pogo Producing Co.                                   870,980
    17,450   @     Pride Intl., Inc.                                    332,074
    15,300         Valero Energy Corp.                                  573,750
    24,466         XTO Energy, Inc.                                     525,040
                                                                   ------------
                                                                      3,812,108
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Index Plus
MidCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   OIL & GAS SERVICES: 1.4%
     7,000   @     Cooper Cameron Corp.                            $    382,130
     8,300   @     FMC Technologies, Inc.                               185,339
     9,050   @     Hanover Compressor Co.                               101,722
     4,300   @     National-Oilwell, Inc.                               104,576
     5,450   @     Smith Intl., Inc.                                    222,851
     3,050         Tidewater, Inc.                                      100,711
     4,800   @     Varco Intl., Inc.                                    103,920
                                                                   ------------
                                                                      1,201,249
                                                                   ------------
                   PACKAGING & CONTAINERS: 0.5%
    10,550   @     Packaging Corp. of America                           189,900
     9,770         Sonoco Products Co.                                  219,532
                                                                   ------------
                                                                        409,432
                                                                   ------------
                   PHARMACEUTICALS: 4.2%
     9,200   @     AdvancePCS                                           305,532
     7,550   @     Express Scripts, Inc.                                494,072
    19,700   @     Gilead Sciences, Inc.                              1,039,372
     8,000         ICN Pharmaceuticals, Inc.                            120,000
    19,650   @     IVAX Corp.                                           340,142
    18,725         Mylan Laboratories                                   540,778
     3,700         Omnicare, Inc.                                       100,455
    16,950         Perrigo Co.                                          247,979
     3,100   @     Pharmaceutical Resources, Inc.                       127,224
    11,800   @     SICOR, Inc.                                          249,452
     3,150   @     Vertex Pharmaceuticals, Inc.                          45,770
                                                                   ------------
                                                                      3,610,776
                                                                   ------------
                   PIPELINES: 1.4%
     5,750         Equitable Resources, Inc.                            231,495
    20,000         National Fuel Gas Co.                                511,400
     7,950         Questar Corp.                                        256,626
     4,050         Western Gas Resources, Inc.                          159,935
                                                                   ------------
                                                                      1,159,456
                                                                   ------------
                   REITS: 1.3%
     8,150         AMB Property Corp.                                   223,391
     6,150         Hospitality Properties Trust                         194,278
     7,350         Liberty Property Trust                               244,535
     5,300         Mack-Cali Realty Corp.                               182,161
     8,950         New Plan Excel Realty Trust                          186,429
     4,400         United Dominion Realty Trust, Inc.                    75,240
                                                                   ------------
                                                                      1,106,034
                                                                   ------------
                   RETAIL: 6.5%
     6,700   @     99 Cents Only Stores                                 212,926
    16,500   @     Abercrombie & Fitch Co.                              471,075
     7,150   @     American Eagle Outfitters                            121,478
     5,500         Applebees Intl., Inc.                                168,795
     6,400   @     Barnes & Noble, Inc.                                 152,320
     3,150         BOB Evans Farms                                       81,175
     8,150   @     Borders Group, Inc.                                  134,067
     9,550   @     Brinker Intl., Inc.                                  332,626
     5,150         CBRL Group, Inc.                                     185,812
     8,050   @     CDW Computer Centers, Inc.                           327,957
     8,550   @     Chico's FAS, Inc.                                    182,970
    12,550         Claire's Stores, Inc.                                375,370
     3,600   @     Copart, Inc.                                          32,328
    11,250   @     Dollar Tree Stores, Inc.                             326,250
     6,150   @     Michaels Stores, Inc.                                231,302
     4,850   @     Neiman-Marcus Group, Inc.                            168,295
     7,650         Outback Steakhouse, Inc.                             282,668
     6,900   @     Payless Shoesource, Inc.                             103,362
    23,550   @     Petsmart, Inc.                                       407,180
     9,250         Pier 1 Imports, Inc.                                 186,018
     7,800         Ross Stores, Inc.                                    329,238
     2,550         Ruby Tuesday, Inc.                                    58,829
    13,950   @     Saks, Inc.                                           130,851
    18,450   @     Williams-Sonoma, Inc.                                524,534
                                                                   ------------
                                                                      5,527,426
                                                                   ------------
                   SAVINGS & LOANS: 2.9%
     8,050         Astoria Financial Corp.                              212,922
    14,450         Greenpoint Financial Corp.                           732,470
     5,650         Independence Community Bank                          159,895
    14,333         New York Community Bancorp, Inc.                     397,033
     7,400         Roslyn Bancorp, Inc.                                 142,894
    40,100         Sovereign Bancorp, Inc.                              654,432
     4,650         Webster Financial Corp.                              176,003
                                                                   ------------
                                                                      2,475,649
                                                                   ------------
                   SEMICONDUCTORS: 2.3%
    46,750   @     Atmel Corp.                                          141,652
     7,150   @     Cree, Inc.                                           175,675
    11,750   @     Fairchild Semiconductor Intl., Inc.                  164,265
     9,200   @     Integrated Device Technology, Inc.                   111,320
     6,350   @     International Rectifier Corp.                        166,243
    13,900   @     Intersil Corp.                                       339,716
    11,150   @     Lattice Semiconductor Corp.                          101,465
     3,550   @     Micrel, Inc.                                          42,813
    19,800         Microchip Technology, Inc.                           471,438
     7,700   @     Semtech Corp.                                        122,045
     1,950   @     Silicon Laboratories, Inc.                            58,013
    21,700   @     Triquint Semiconductor, Inc.                         100,688
                                                                   ------------
                                                                      1,995,333
                                                                   ------------
                   SOFTWARE: 2.4%
     6,700   @     Activision, Inc.                                     113,766
     8,750   @     Acxiom Corp.                                         131,162
     1,200   @     Advent Software, Inc.                                 18,036
    24,700   @     Ascential Software Corp.                              98,553
     6,800   @     Certegy, Inc.                                        188,428
     8,250   @     CSG Systems Intl.                                    109,065
     7,450   @     D&B Corp.                                            289,432
     4,750         Fair Isaac Corp.                                     264,812
     6,700   @     Keane, Inc.                                           75,509
     4,750   @     Legato Systems, Inc.                                  36,053
     5,200   @     National Instruments Corp.                           189,020
    10,300         SEI Investments Co.                                  299,215
     9,400   @     Sybase, Inc.                                         118,910
    10,050   @     Transaction Systems Architects, Inc.                  90,350
                                                                   ------------
                                                                      2,022,311
                                                                   ------------
                   TELECOMMUNICATIONS: 2.5%
    35,600   @     3Com Corp.                                           174,440
     9,750   @     Adtran, Inc.                                         471,022
    22,500   @     Advanced Fibre Communication                         424,350
    21,150   @     Cincinnati Bell, Inc.                                107,865
     4,750   @     CommScope, Inc.                                       48,307
     6,650         Harris Corp.                                         201,428
     3,250   @     Newport Corp.                                         51,968
     4,300   @     Plantronics, Inc.                                     92,579
     8,800   @     Polycom, Inc.                                        111,936

                 See Accompanying Notes to Financial Statements

ING
Index Plus
MidCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   TELECOMMUNICATIONS (CONTINUED):
     7,100   @     Powerwave Technologies, Inc.                    $     49,345
     8,600   @     Price Communications Corp.                           110,166
     6,400         Telephone & Data Systems, Inc.                       312,000
                                                                   ------------
                                                                      2,155,406
                                                                   ------------
                   TEXTILES: 0.4%
     6,450   @     Mohawk Industries, Inc.                              372,230
                                                                   ------------
                                                                        372,230
                                                                   ------------
                   TRANSPORTATION: 1.6%
     4,550         Airborne, Inc.                                        93,411
     4,150         Alexander & Baldwin, Inc.                            112,797
     8,450         CH Robinson Worldwide, Inc.                          314,086
     2,000         CNF, Inc.                                             60,180
     3,850   @     EGL, Inc.                                             60,291
     4,200         Expeditors Intl. Washington, Inc.                    146,748
     3,850   @     JB Hunt Transport Services, Inc.                     142,604
     4,650         Overseas Shipholding Group                            97,650
     8,200   @     Swift Transportation Co., Inc.                       168,428
     6,500         Werner Enterprises, Inc.                             148,980
                                                                   ------------
                                                                      1,345,175
                                                                   ------------
                   TRUCKING & LEASING: 0.1%
     4,850         GATX Corp.                                            82,401
                                                                   ------------
                                                                         82,401
                                                                   ------------
                   WATER: 0.1%
     2,650         Philadelphia Suburban Corp.                           62,328
                                                                   ------------
                                                                         62,328
                                                                   ------------
                   Total Common Stock
                     (Cost $73,036,301)                              82,582,281
                                                                   ------------
WARRANTS: 0.0%
                   SAVINGS & LOANS: 0.0%
     2,600   @     Washington Mutual, Inc.                                  338
                                                                   ------------
                   Total Warrants (Cost $801)                               338
                                                                   ------------
                   Total Long-Term Investments
                     (Cost $73,037,102)                              82,582,619
                                                                   ------------
Principal
 Amount                                                                Value
----------                                                         -------------
SHORT-TERM INVESTMENTS: 1.5%
                   REPURCHASE AGREEMENT: 1.5%
$1,258,000         State Street Repurchase
                     Agreement dated 05/30/03,
                     1.250%, due 06/02/03,
                     $1,258,131 to be received upon
                     repurchase (Collateralized by
                     $1,255,000 FHLB, 2.375%,
                     Market Value $1,286,375, due
                     02/15/06) $1,258,000 Total
                     Short-Term Investments (Cost
                     $1,258,000)                                   $  1,258,000
                                                                   ------------
                   TOTAL INVESTMENTS IN SECURITIES
                     (COST $ 74,295,102)*              98.2%       $ 83,840,619
                   OTHER ASSETS AND LIABILITIES-NET     1.8           1,555,556
                                                      -----        ------------
                   NET ASSETS                         100.0%       $ 85,396,175
                                                      =====        ============

@     Non-income producing security
@@    Foreign Issuer
ADR   American Depositary Receipt
REITs Real Estate Investment Trusts

*     Cost for federal income tax purposes is $77,896,260.
      Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                            $  7,350,196
          Gross Unrealized Depreciation                              (1,405,837)
                                                                   ------------
          Net Unrealized Appreciation                              $  5,944,359
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Index Plus
SmallCap
Fund               PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
COMMON STOCK: 98.6%
                   ADVERTISING: 0.2%
     1,570   @     Advo, Inc.                                      $     64,291
                                                                   ------------
                                                                         64,291
                                                                   ------------
                   AEROSPACE/DEFENSE: 1.6%
     3,042   @     Alliant Techsystems, Inc.                            153,530
     2,150   @     Armor Holdings, Inc.                                  29,261
       850         Curtiss-Wright Corp.                                  50,320
     1,830   @     DRS Technologies, Inc.                                45,750
     1,440         EDO Corp.                                             24,106
     1,180         Engineered Support Systems, Inc.                      46,504
     1,590   @     Esterline Technologies Corp.                          28,381
     4,460   @     Teledyne Technologies, Inc.                           67,078
                                                                   ------------
                                                                        444,930
                                                                   ------------
                   AGRICULTURE: 0.4%
     3,060         Delta & Pine Land Co.                                 71,757
     3,660         DIMON, Inc.                                           25,620
                                                                   ------------
                                                                         97,377
                                                                   ------------
                   AIRLINES: 0.4%
     4,790   @     Atlantic Coast Airlines Holdings, Inc.                45,361
       900   @     Mesa Air Group, Inc.                                   5,562
     4,550         Skywest, Inc.                                         62,244
                                                                   ------------
                                                                        113,167
                                                                   ------------
                   APPAREL: 2.5%
     3,830   @     Gymboree Corp.                                        65,493
     1,050         Haggar Corp.                                          11,917
     3,350         Kellwood Co.                                         102,845
     2,270         K-Swiss, Inc.                                         77,975
     3,820   @     Nautica Enterprises, Inc.                             40,301
     1,220         Oshkosh B'Gosh, Inc.                                  30,683
       610         Oxford Industries, Inc.                               24,888
     3,930         Phillips-Van Heusen                                   55,452
     4,400   @     Quiksilver, Inc.                                      74,492
     4,210         Russell Corp.                                         84,116
     3,960         Stride Rite Corp.                                     35,640
     3,230         Wolverine World Wide, Inc.                            59,335
                                                                   ------------
                                                                        663,137
                                                                   ------------
                   AUTO MANUFACTURERS: 0.4%
     1,290         Oshkosh Truck Corp.                                   71,505
     2,030   @     Wabash National Corp.                                 25,355
                                                                   ------------
                                                                         96,860
                                                                   ------------
                   AUTO PARTS & EQUIPMENT: 0.1%
     1,330         Standard Motor Products, Inc.                         16,798
                                                                     ----------
                                                                         16,798
                                                                     ----------
                   BANKS: 5.8%
     2,815         Chittenden Corp.                                      77,807
     3,060         Community First Bankshares, Inc.                      84,854
     4,050         Cullen/Frost Bankers, Inc.                           137,983
     1,800         East-West Bancorp, Inc.                               65,970
     3,105         First Bancorp Puerto Rico                             94,702
     3,710         First Midwest Bancorp, Inc.                          107,887
       410   @     First Republic Bank                                   10,844
     5,930         Fremont General Corp.                                 68,432
     3,570         Hudson United Bancorp                                126,235
     2,230         Irwin Financial Corp.                                 54,925
     1,738         Provident Bankshares Corp.                            44,545
     4,350         Republic Bancorp, Inc.                                57,681
     1,960         Riggs National Corp.                                  29,106
     3,690         South Financial Group, Inc.                           89,667
     2,700   @     Southwest Bancorp of Texas, Inc.                      88,938
     1,260         Sterling Bancshares, Inc.                             15,032
     3,110         Susquehanna Bancshares, Inc.                          71,686
     5,786         Trustco Bank Corp. NY                                 66,423
     1,250         UCBH Holdings, Inc.                                   32,438
     3,210         United Bankshares, Inc.                               97,745
     3,090         Whitney Holding Corp.                                105,029
     1,310         Wintrust Financial Corp.                              39,287
                                                                   ------------
                                                                      1,567,216
                                                                   ------------
                   BEVERAGES: 0.2%
     1,220         Coca-Cola Bottling Co.                                61,183
                                                                   ------------
                                                                         61,183
                                                                   ------------
                   BIOTECHNOLOGY: 0.9%
     2,350   @     Arqule, Inc.                                          10,105
     4,650   @     Bio-Technology General Corp.                          21,855
     2,160         Cambrex Corp.                                         45,792
     2,030   @     Enzo Biochem, Inc.                                    51,603
     2,170   @     Integra LifeSciences Holdings Corp.                   61,237
     3,110   @     Regeneron Pharmaceuticals, Inc.                       42,794
                                                                   ------------
                                                                        233,386
                                                                   ------------
                   BUILDING MATERIALS: 1.3%
     3,490         Apogee Enterprises, Inc.                              36,645
       360         Butler Manufacturing Co.                               6,307
       550         ElkCorp.                                              11,368
     2,340         Florida Rock Industries, Inc.                         99,520
     7,482         Lennox Intl., Inc.                                   107,217
     1,960   @     Simpson Manufacturing Co., Inc.                       69,776
     1,260         Universal Forest Products, Inc.                       24,280
                                                                   ------------
                                                                        355,113
                                                                   ------------
                   CHEMICALS: 1.4%
     2,400         Arch Chemicals, Inc.                                  48,864
     4,690         Georgia Gulf Corp.                                    99,100
       850         HB Fuller Co.                                         20,247
     2,710         MacDermid, Inc.                                       67,750
     1,300   @     Omnova Solutions, Inc.                                 5,694
       970         Penford Corp.                                         11,504
     7,150         PolyOne Corp.                                         35,607
       640         Quaker Chemical Corp.                                 14,400
     2,310         Schulman (A.), Inc.                                   39,570
     2,290         Wellman, Inc.                                         25,763
                                                                   ------------
                                                                        368,499
                                                                   ------------
                   COMMERCIAL SERVICES: 4.4%
     1,650         Aaron Rents, Inc.                                     39,583
     3,630         ABM Industries, Inc.                                  53,651
     2,330   @     Arbitron, Inc.                                        81,666
     2,580         Bowne & Co., Inc.                                     31,837
     2,490   @     CDI Corp.                                             65,860
     2,720         Central Parking Corp.                                 30,872
     2,440   @     Coinstar, Inc.                                        51,777
     1,300   @     Consolidated Graphics, Inc.                           25,896
       640         CPI Corp.                                              9,856

                 See Accompanying Notes to Financial Statements

ING
Index Plus
SmallCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   COMMERCIAL SERVICES (CONTINUED):
     1,400   @     Heidrick & Struggles Intl., Inc.                      19,992
     4,970         Hooper Holmes, Inc.                                   32,305
       990   @     Insurance Auto Auctions, Inc.                         12,989
     4,830   @     ITT Educational Services, Inc.                       136,254
     3,040   @     Kroll, Inc.                                           70,558
     5,320   @     Labor Ready, Inc.                                     34,580
     1,580   @     MAXIMUS, Inc.                                         42,281
     1,720   @     Memberworks, Inc.                                     37,840
     1,960   @     NCO Group, Inc.                                       37,828
       700   @     On Assignment, Inc.                                    2,345
     2,060   @     Parexel Intl. Corp.                                   28,572
     4,360   @     Pharmaceutical Product
                   Development, Inc.                                    122,298
     1,250   @     Pre-Paid Legal Services, Inc.                         31,613
     4,620   @     PRG-Schultz Intl., Inc.                               32,340
       790         Roto-Rooter, Inc.                                     30,826
     1,170   @     SourceCorp.                                           22,265
        10   @     Spherion Corp.                                            53
     1,080   @     Startek, Inc.                                         28,620
     1,850   @     Volt Information Sciences, Inc.                       24,975
     2,550   @     Watson Wyatt & Co. Holdings                           56,100
                                                                   ------------
                                                                      1,195,632
                                                                   ------------
                   COMPUTERS: 2.6%
     1,000   @     Brooktrout, Inc.                                       5,590
     3,070   @     CACI Intl., Inc.                                     101,463
     1,850   @     Carreker Corp.                                         8,602
       850   @     Catapult Communications Corp.                          9,112
     6,790   @     Ciber, Inc.                                           41,012
     2,630         Factset Research Systems, Inc.                       101,255
     1,970   @     Hutchinson Technology, Inc.                           59,474
     1,535   @     Kronos, Inc.                                          75,062
     2,110   @     Manhattan Associates, Inc.                            56,675
     2,950   @     Mercury Computer Systems, Inc.                        64,900
     2,410   @     Micros Systems, Inc.                                  71,505
     2,150   @     NYFIX, Inc.                                           12,685
     2,290   @     Radiant Systems, Inc.                                 16,030
     2,160   @     Radisys Corp.                                         23,004
     3,170   @     Rainbow Technologies, Inc.                            26,913
     1,150   @     SCM Microsystems, Inc.                                 5,233
       950   @     Systems & Computer Technology Corp.                    7,923
     1,160         Talx Corp.                                            21,019
                                                                   ------------
                                                                        707,457
                                                                   ------------
                   DISTRIBUTION/WHOLESALE: 1.0%
     1,300         Advanced Marketing Services                           14,560
     1,400   @     Bell Microproducts, Inc.                               5,740
       840         Building Material Holding Corp.                       11,752
     1,750         Hughes Supply, Inc.                                   62,738
     1,850   @     SCP Pool Corp.                                        59,589
     2,550   @     United Stationers, Inc.                               77,724
     2,760         Watsco, Inc.                                          43,332
                                                                   ------------
                                                                        275,435
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 0.9%
       850         Jefferies Group, Inc.                                 38,837
     3,210         New Century Financial Corp.                          149,907
     1,430         Raymond James Financial, Inc.                         43,629
     1,190         SWS Group, Inc.                                       22,313
                                                                   ------------
                                                                        254,686
                                                                   ------------
                   ELECTRIC: 1.1%
     3,740         Avista Corp.                                          52,547
       910         Central Vermont Public Service
                   Corp.                                                 17,099
     1,250         CH Energy Group, Inc.                                 56,025
     3,330         Cleco Corp.                                           57,942
     1,300   @     El Paso Electric Co.                                  15,470
       550         Green Mountain Power Corp.                            11,385
     1,120         UIL Holdings Corp.                                    49,426
     2,610         Unisource Energy Corp.                                49,199
                                                                   ------------
                                                                        309,093
                                                                   ------------
                   ELECTRICAL COMPONENTS & EQUIPMENT: 0.6%
       920   @     Advanced Energy Industries, Inc.                      12,365
     3,900   @     Artesyn Technologies, Inc.                            17,940
     1,870         Belden, Inc.                                          25,432
     2,620         C&D Technologies, Inc.                                38,907
     1,960   @     Intermagnetics General Corp.                          31,732
     3,280   @     Vicor Corp.                                           28,602
                                                                   ------------
                                                                        154,978
                                                                   ------------
                   ELECTRONICS: 4.4%
     1,710         Analogic Corp.                                        87,210
     3,300   @     Benchmark Electronics, Inc.                           93,852
     1,870         Brady Corp.                                           61,336
     3,310   @     Checkpoint Systems, Inc.                              45,512
     2,090   @     Coherent, Inc.                                        50,682
     1,040         CTS Corp.                                             10,410
     2,650   @     Cymer, Inc.                                           88,245
     2,830   @     Dionex Corp.                                         105,700
     2,100   @     Electro Scientific Industries, Inc.                   31,584
     2,570   @     FEI Co.                                               52,042
     2,720   @     Flir Systems, Inc.                                    77,574
     1,320   @     Invision Technologies, Inc.                           31,218
     1,460   @     Itron, Inc.                                           31,740
     1,170         Keithley Instruments, Inc.                            16,029
     1,800   @     Meade Instruments Corp.                                5,148
     2,740         Methode Electronics                                   30,414
     1,500         Park Electrochemical Corp.                            27,150
     2,920   @     Paxar Corp.                                           32,821
     3,490         Pioneer Standard Electronics                          31,899
     1,840   @     Planar Systems, Inc.                                  38,162
     1,150   @     Rogers Corp.                                          37,973
     1,100   @     SBS Technologies, Inc.                                 9,999
     3,230   @     Technitrol, Inc.                                      55,782
     2,500   @     Trimble Navigation Ltd.                               67,325
     1,970         Watts Industries, Inc.                                34,475
       850         Woodward Governor Co.                                 32,690
     1,300         X-Rite, Inc.                                          13,000
                                                                   ------------
                                                                      1,199,972
                                                                   ------------
                   ENGINEERING & CONSTRUCTION: 0.4%
       430   @     EMCOR Group, Inc.                                     21,341
     1,920   @     Insituform Technologies, Inc.                         31,008
     2,630   @     URS Corp.                                             43,974
                                                                   ------------
                                                                         96,323
                                                                   ------------
                   ENTERTAINMENT: 0.2%
     2,320   @     Argosy Gaming Co.                                     42,804
     1,550   @     Pinnacle Entertainment, Inc.                           9,378
                                                                   ------------
                                                                         52,182
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Index Plus
SmallCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   ENVIRONMENTAL CONTROL: 0.6%
     1,440   @     Imco Recycling, Inc.                            $     10,498
       550   @     Ionics, Inc.                                          11,633
     4,207   @     Tetra Tech, Inc.                                      71,309
     2,250   @     Waste Connections, Inc.                               76,635
                                                                   ------------
                                                                        170,075
                                                                   ------------
                   FOOD: 2.0%
       500   @     American Italian Pasta Co.                            21,910
     2,870         Corn Products Intl., Inc.                             88,798
     2,400         Flowers Foods, Inc.                                   72,000
     2,710   @     Hain Celestial Group, Inc.                            46,829
     1,610   @     International Multifoods Corp.                        32,522
       660   @     J&J Snack Foods Corp.                                 20,777
     2,120         Lance, Inc.                                           19,886
     3,620   @     Performance Food Group Co.                           131,044
     2,390   @     Ralcorp Holdings, Inc.                                60,109
     1,520   @     United Natural Foods, Inc.                            42,104
                                                                   ------------
                                                                        535,979
                                                                   ------------
                   FOREST PRODUCTS & PAPER: 0.5%
     2,600   @     Buckeye Technologies, Inc.                            14,560
     3,180   @     Caraustar Industries, Inc.                            24,486
       900         Deltic Timber Corp.                                   22,455
       400         Pope & Talbot, Inc.                                    4,536
     2,730         Rock-Tenn Co.                                         39,039
     1,580         Schweitzer-Mauduit Intl., Inc.                        37,999
                                                                   ------------
                                                                        143,075
                                                                   ------------
                   GAS: 3.0%
     3,340         Atmos Energy Corp.                                    82,665
       770         Cascade Natural Gas Corp.                             15,246
     4,540         Energen Corp.                                        148,140
     1,380         Laclede Group, Inc.                                   35,880
     2,100         New Jersey Resources Corp.                            74,277
     1,840         Northwest Natural Gas Co.                             51,244
     1,180         NUI Corp.                                             18,632
     2,440         Piedmont Natural Gas Co.                              95,721
     4,005   @     Southern Union Co.                                    65,282
     2,360         Southwest Gas Corp.                                   50,150
     5,340         UGI Corp.                                            182,628
                                                                   ------------
                                                                        819,865
                                                                   ------------
                   HAND/MACHINE TOOLS: 0.4%
     2,480         Baldor Electric Co.                                   55,800
     2,230         Milacron, Inc.                                        10,347
     1,900         Regal-Beloit Corp.                                    38,095
                                                                   ------------
                                                                        104,242
                                                                   ------------
                   HEALTHCARE-PRODUCTS: 5.2%
     3,790   @     Advanced Medical Optics, Inc.                         57,039
     2,500   @     American Medical Systems Holdings, Inc.               39,850
     1,710   @     Arthrocare Corp.                                      27,411
     1,140   @     Biosite, Inc.                                         47,606
     2,110   @     Conmed Corp.                                          41,461
     2,330         Cooper Cos., Inc.                                     80,431
     1,150         Datascope Corp.                                       36,374
     2,180         Diagnostic Products Corp.                             82,753
       690   @     Haemonetics Corp.                                     12,454
     1,160   @     Hologic, Inc.                                         14,500
     1,010   @     ICU Medical, Inc.                                     31,209
     4,640   @     Idexx Laboratories, Inc.                             166,019
     1,750   @     Inamed Corp.                                          90,195
     2,330         Invacare Corp.                                        76,098
     6,310         Mentor Corp.                                         133,898
     1,370   @     Osteotech, Inc.                                       19,139
     2,530   @     Resmed, Inc.                                         100,694
     2,670   @     Respironics, Inc.                                     98,470
     1,910   @     Sola Intl., Inc.                                      28,841
       520   @     SurModics, Inc.                                       20,316
     3,070   @     Sybron Dental Specialties, Inc.                       66,619
     3,300   @     Techne Corp.                                          95,700
       800   @     Viasys Healthcare, Inc.                               14,480
     1,000         Vital Signs, Inc.                                     25,900
                                                                   ------------
                                                                      1,407,457
                                                                   ------------
                   HEALTHCARE-SERVICES: 3.5%
     2,130   @     AMERIGROUP Corp.                                      74,380
     1,680   @     Amsurg Corp.                                          47,326
     1,450   @     Centene Corp.                                         47,908
     1,050   @     Curative Health Services, Inc.                        14,941
     6,430   @     Mid Atlantic Medical Services                        307,997
     2,010   @     Pediatrix Medical Group, Inc.                         75,496
     3,590   @     Province Healthcare Co.                               39,311
     1,210   @     RehabCare Group, Inc.                                 16,638
     3,800   @     Renal Care Group, Inc.                               129,124
     3,640   @     Sierra Health Services                                74,547
     1,600   @     Sunrise Senior Living, Inc.                           40,000
     9,390   @     US Oncology, Inc.                                     80,285
                                                                   ------------
                                                                        947,953
                                                                   ------------
                   HOME BUILDERS: 2.1%
     3,400   @     Champion Enterprises, Inc.                            12,070
     1,270         Coachmen Industries, Inc.                             14,414
       760   @     NVR, Inc.                                            309,890
     1,980         Ryland Group, Inc.                                   128,898
       970         Skyline Corp.                                         27,781
     2,500         Standard-Pacific Corp.                                85,950
                                                                   ------------
                                                                        579,003
                                                                   ------------
                   HOME FURNISHINGS: 1.4%
     2,500   @     Applica, Inc.                                         15,250
       600         Bassett Furniture Industries, Inc.                     8,154
     2,910         Ethan Allen Interiors, Inc.                          103,683
     3,050         Fedders Corp.                                          9,485
     2,500         Harman Intl. Industries, Inc.                        185,500
     1,650         La-Z-Boy, Inc.                                        36,152
     1,140   @     Salton, Inc.                                          10,613
                                                                   ------------
                                                                        368,837
                                                                   ------------
                   HOUSEHOLD PRODUCTS/WARES: 1.6%
     3,580   @     Fossil, Inc.                                          80,371
     2,050         Harland John H. Co.                                   49,959
       880         New England Business Service, Inc.                    23,751
     1,510         Russ Berrie & Co., Inc.                               52,035
     2,650   @     Scotts Co.                                           131,175
     2,130         Standard Register Co.                                 37,211
     1,730         Wd-40 Co.                                             44,945
                                                                   ------------
                                                                        419,447
                                                                   ------------
                   HOUSEWARES: 0.5%
       900   @     Enesco Group, Inc.                                     7,002
     1,120         Libbey, Inc.                                          24,080
       740         National Presto Industries, Inc.                      23,924
     2,000         Toro Co.                                              79,880
                                                                   ------------
                                                                        134,886
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Index Plus
SmallCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   INSURANCE: 2.4%
     1,578         Delphi Financial Group                          $     72,462
     2,740         Hilb Rogal & Hamilton Co.                             95,845
     2,430         Landamerica Financial Group, Inc.                    114,575
     1,710   @     Philadelphia Consolidated Holding Co.                 69,956
     2,590         RLI Corp.                                             76,612
     2,100         Selective Insurance Group                             55,041
     2,420   @     Stewart Information Services Corp.                    67,639
     3,890   @     UICI                                                  55,744
     1,960         Zenith National Insurance Corp.                       53,410
                                                                   ------------
                                                                        661,284
                                                                   ------------
                   INTERNET: 0.4%
     2,500   @     Netegrity, Inc.                                       15,200
     1,340   @     PC-Tel, Inc.                                          17,822
     2,950   @     Verity, Inc.                                          61,360
     1,460   @     Websense, Inc.                                        23,535
                                                                   ------------
                                                                        117,917
                                                                   ------------
                   IRON/STEEL: 0.3%
       680   @     Cleveland-Cliffs, Inc.                                10,268
     1,580   @     Material Sciences Corp.                               14,599
       890         Reliance Steel & Aluminum Co.                         17,097
       850         Ryerson Tull, Inc.                                     7,523
     1,500   @     Steel Dynamics, Inc.                                  20,070
        20         Steel Technologies, Inc.                                 208
                                                                   ------------
                                                                         69,765
                                                                   ------------
                   LEISURE TIME: 1.2%
     1,830         Arctic Cat, Inc.                                      34,770
     1,240   @     Huffy Corp.                                            7,713
     2,980   @     K2, Inc.                                              28,697
       850         Nautilus Group, Inc.                                  11,042
       690   @     Pegasus Solutions, Inc.                                9,791
     1,800         Polaris Industries, Inc.                             108,198
     2,260         Thor Industries, Inc.                                 87,688
     2,440   @     WMS Industries, Inc.                                  36,112
                                                                   ------------
                                                                        324,011
                                                                   ------------
                   LODGING: 0.2%
       940   @     Aztar Corp.                                           14,382
     2,240         Marcus Corp.                                          30,867
     3,110   @     Prime Hospitality Corp.                               20,713
                                                                   ------------
                                                                         65,962
                                                                   ------------
                   MACHINERY-DIVERSIFIED: 3.4%
     3,450         Albany Intl. Corp.                                    91,839
     2,630         Applied Industrial Technologies, Inc.                 50,364
     2,310         Briggs & Stratton                                    106,468
     3,330   @     Cognex Corp.                                          76,124
     1,200   @     Gardner Denver, Inc.                                  24,108
     2,560   @     Gerber Scientific, Inc.                               18,688
     4,900         Graco, Inc.                                          150,724
     2,500         IDEX Corp.                                            86,225
       800         Lindsay Manufacturing Co.                             16,256
     2,000         Manitowoc Co.                                         40,800
       960         Robbins & Myers, Inc.                                 18,413
     2,190         Stewart & Stevenson Services                          31,580
     1,300         Thomas Industries, Inc.                               38,220
     2,480   @     Zebra Technologies Corp.                             181,013
                                                                   ------------
                                                                        930,822
                                                                   ------------
                   MEDIA: 0.2%
     1,650   @     Information Holdings, Inc.                            27,885
     1,740   @     Thomas Nelson, Inc.                                   20,184
                                                                   ------------
                                                                         48,069
                                                                   ------------
                   METAL FABRICATE/HARDWARE: 1.8%
       760         Commercial Metals Co.                                 13,589
     3,450         Intermet Corp.                                        12,593
     2,350         Kaydon Corp.                                          49,820
       720         Lawson Products                                       18,072
     2,940   @     Maverick Tube Corp.                                   58,859
     2,740   @     Mueller Industries, Inc.                              71,761
     1,260         Quanex Corp.                                          40,194
     2,820   @     Shaw Group, Inc.                                      34,404
     6,580         Timken Co.                                           107,780
     3,230         Valmont Industries, Inc.                              64,568
     1,200   @     Wolverine Tube, Inc.                                   7,080
                                                                   ------------
                                                                        478,720
                                                                   ------------
                   MINING: 0.3%
     1,200   @     Brush Engineered Materials, Inc.                       9,672
     3,330         Century Aluminum Co.                                  23,310
     1,690         Commonwealth Industries, Inc.                          8,112
     2,400   @     RTI Intl. Metals, Inc.                                24,432
     3,300   @     Stillwater Mining Co.                                 14,124
                                                                   ------------
                                                                         79,650
                                                                   ------------
                   MISCELLANEOUS MANUFACTURING: 2.6%
     3,120         Acuity Brands, Inc.                                   51,698
     2,330         AO Smith Corp.                                        74,047
     4,140         Aptargroup, Inc.                                     144,900
     1,960   @     AT Cross Co.                                          11,270
     1,460         Barnes Group, Inc.                                    28,207
     1,940         Clarcor, Inc.                                         70,616
     2,150   @     Concord Camera Corp.                                  11,975
     1,260   @     Cuno, Inc.                                            46,607
     2,480   @     Griffon Corp.                                         38,142
     1,020   @     Lydall, Inc.                                           9,282
     1,100   X     MascoTech, Inc.                                            0
     2,702         Myers Industries, Inc.                                26,750
     2,490         Roper Industries, Inc.                                91,358
       990   @     SPS Technologies, Inc.                                24,879
     1,460         Standex Intl. Corp.                                   29,930
     2,160         Sturm Ruger & Co., Inc.                               20,542
     1,100         Tredegar Corp.                                        15,510
                                                                   ------------
                                                                        695,713
                                                                   ------------
                   OFFICE FURNISHINGS: 0.0%
     3,700         Interface, Inc.                                       13,283
                                                                       --------
                                                                         13,283
                                                                       --------
                   OFFICE/BUSINESS EQUIPMENT: 0.4%
     2,620   @     Global Imaging Systems, Inc.                          55,099
     2,500   @     Imagistics Intl., Inc.                                54,250
                                                                   ------------
                                                                        109,349
                                                                   ------------
                   OIL & GAS: 4.6%
     1,040   @     Atwood Oceanics, Inc.                                 30,940
     2,340         Cabot Oil & Gas Corp.                                 63,390
     5,190   @     Cimarex Energy Co.                                   112,882
     1,390   @     Evergreen Resources, Inc.                             74,031
     1,800         Frontier Oil Corp.                                    30,564
     6,480   @     Newfield Exploration Co.                             242,741

                 See Accompanying Notes to Financial Statements

ING
Index Plus
SmallCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   OIL & GAS (CONTINUED):
     2,240   @     Nuevo Energy Co.                                $     35,392
     1,925         Patina Oil & Gas Corp.                                76,211
       870   @     Prima Energy Corp.                                    19,880
     1,750   @     Remington Oil & Gas Corp.                             33,583
     2,600   @     Southwestern Energy Co.                               39,052
     2,300   @     Spinnaker Exploration Co.                             60,858
     3,510         St. Mary Land & Exploration Co.                       98,280
     2,570   @     Stone Energy Corp.                                   105,113
     1,820   @     Swift Energy Co.                                      21,567
     2,770   @     Tom Brown, Inc.                                       78,391
     3,120   @     Unit Corp.                                            68,640
     4,610         Vintage Petroleum, Inc.                               54,398
                                                                   ------------
                                                                      1,245,913
                                                                   ------------
                   OIL & GAS SERVICES: 1.4%
     2,600   @     CAL Dive Intl., Inc.                                  57,798
     1,050         CARBO Ceramics, Inc.                                  40,740
     1,090   @     Dril-Quip, Inc.                                       18,334
     1,580   @     Hydril Co.                                            43,434
     2,150   @     Lone Star Technologies                                53,277
     3,030   @     Oceaneering Intl., Inc.                               83,174
     1,420   @     Seacor Smit, Inc.                                     55,366
     2,280   @     Veritas DGC, Inc.                                     21,318
       750   @     W-H Energy Services, Inc.                             16,328
                                                                   ------------
                                                                        389,769
                                                                   ------------
                   PACKAGING & CONTAINERS: 0.1%
     1,330         Chesapeake Corp.                                      26,547
                                                                   ------------
                                                                         26,547
                                                                   ------------
                   PHARMACEUTICALS: 2.6%
     3,765   @     Accredo Health, Inc.                                  80,044
     4,010         Alpharma, Inc.                                        84,290
     4,360   @     Cephalon, Inc.                                       197,028
     1,140   @     Cima Labs, Inc.                                       32,775
     2,080   @     Medicis Pharmaceutical                               116,480
     1,800   @     MGI Pharma, Inc.                                      36,234
     1,080         Natures Sunshine Prods, Inc.                           9,245
     2,070   @     NBTY, Inc.                                            32,064
     1,890   @     Noven Pharmaceuticals, Inc.                           18,276
     3,438   @     Priority Healthcare Corp.                             77,527
     2,850   @     Theragenics Corp.                                     12,141
                                                                   ------------
                                                                        696,104
                                                                   ------------
                   PIPELINES: 0.0%
        20   @     Plains Resources, Inc.                                   260
                                                                   ------------
                                                                            260
                                                                   ------------
                   REITS: 1.3%
     2,260         Capital Automotive REIT                               61,359
     1,800         Colonial Properties Trust                             63,000
       620         Essex Property Trust, Inc.                            35,334
     1,800         Gables Residential Trust                              53,082
     1,990         Glenborough Realty Trust, Inc.                        37,113
     2,040         Kilroy Realty Corp.                                   53,509
     1,100         Shurgard Storage Centers, Inc.                        37,268
                                                                   ------------
                                                                        340,665
                                                                   ------------
                   RETAIL: 9.6%
     2,150   @     AFC Enterprises                                       39,560
     3,500   @     AnnTaylor Stores Corp.                                89,495
     2,460         Brown Shoe Co., Inc.                                  69,741
     6,030         Burlington Coat Factory Warehouse Corp.              102,811
     4,190         Casey's General Stores, Inc.                          58,283
     3,140         Cash America Intl., Inc.                              37,743
     1,850         Cato Corp.                                            36,482
     2,190   @     CEC Entertainment, Inc.                               75,160
     1,980   @     Childrens Place                                       30,096
     2,070   @     Christopher & Banks Corp.                             59,926
     1,600   @     Cost Plus, Inc.                                       57,520
     2,940   @     Dress Barn, Inc.                                      40,601
       690   @     Duane Reade, Inc.                                      9,908
     1,320   @     Footstar, Inc.                                        12,210
     4,000   @     Goody's Family Clothing, Inc.                         27,360
       710   @     Group 1 Automotive, Inc.                              20,732
       520         Hancock Fabrics, Inc.                                  7,530
     1,690         Haverty Furniture Cos., Inc.                          26,111
     2,460   @     HOT Topic, Inc.                                       65,608
     1,690         Ihop Corp.                                            51,714
     1,360   @     Insight Enterprises, Inc.                             11,886
     1,570   @     J Jill Group, Inc.                                    23,833
     2,740   @     Jack in the Box, Inc.                                 57,595
     2,660   @     Jo-Ann Stores, Inc.                                   60,435
     2,080         Landry's Restaurants, Inc.                            43,992
     3,380   @     Linens 'N Things, Inc.                                77,808
     1,540         Lone Star Steakhouse & Saloon                         35,266
     4,210   @     Men's Wearhouse, Inc.                                 81,211
     3,150   @     Movie Gallery, Inc.                                   58,716
     1,480   @     O'Charleys, Inc.                                      28,372
     4,200   @     O'Reilly Automotive, Inc.                            128,226
     3,805   @     Pacific Sunwear of California                         85,460
     2,260   @     Panera Bread Co.                                      78,897
     1,830   @     Papa John's Intl., Inc.                               45,329
     3,660         PEP Boys-Manny Moe & Jack                             38,540
     1,960   @     PF Chang's China Bistro, Inc.                         86,279
     1,690   @     Rare Hospitality Intl., Inc.                          48,300
     4,670         Regis Corp.                                          136,364
     3,210   @     Ryan's Family STK Houses, Inc.                        41,249
     1,390   @     School Specialty, Inc.                                29,426
     2,890   @     ShopKo Stores, Inc.                                   33,784
     3,072   @     Sonic Corp.                                           79,534
     2,190   @     Steak N Shake Co.                                     30,945
     2,860   @     Stein Mart, Inc.                                      16,788
     1,700   @     TBC Corp.                                             30,600
     2,560   @     Too, Inc.                                             44,621
     1,440   @     Tractor Supply Co.                                    65,232
     1,450   @     Triarc Cos.                                           39,759
     1,550   @     Urban Outfitters, Inc.                                51,646
         5   @     Wet Seal, Inc.                                            53
     2,530   @     Zale Corp.                                            91,966
                                                                   ------------
                                                                      2,600,703
                                                                   ------------
                   SAVINGS & LOANS: 3.5%
     2,410         Anchor Bancorp Wisconsin, Inc.                        55,141
     1,900   @     Bankunited Financial Corp.                            34,998
     3,610         Commercial Federal Corp.                              81,117
     1,910         Dime Community Bancshares                             48,571
     2,210         Downey Financial Corp.                                97,019
     2,270   @     FirstFed Financial Corp.                              77,021
     7,940         Flagstar Bancorp, Inc.                               157,212
     1,740         MAF Bancorp, Inc.                                     64,276

                 See Accompanying Notes to Financial Statements

ING
Index Plus
SmallCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   SAVINGS & LOANS (CONTINUED):
     1,670         Seacoast Financial Services Corp.               $     34,068
     4,670         Staten Island Bancorp, Inc.                           90,038
     5,302         Washington Federal, Inc.                             124,544
     4,420         Waypoint Financial Corp.                              82,698
                                                                   ------------
                                                                        946,703
                                                                   ------------
                   SEMICONDUCTORS: 2.6%
       700   @     Actel Corp.                                           15,533
     1,150   @     Alliance Semiconductor Corp.                           4,887
     2,490   @     ATMI, Inc.                                            62,300
     2,900   @     Axcelis Technologies, Inc.                            17,284
     2,850         Cohu, Inc.                                            53,152
     1,980   @     DSP Group, Inc.                                       46,075
     1,460   @     Dupont Photomasks, Inc.                               30,616
     3,040   @     ESS Technology                                        25,384
     3,170   @     Exar Corp.                                            51,512
     1,940         Helix Technology Corp.                                26,171
     5,320   @     Kopin Corp.                                           28,622
     2,350   @     Microsemi Corp.                                       31,161
     1,930   @     Pericom Semiconductor Corp.                           17,949
     3,040   @     Power Integrations, Inc.                              81,043
     1,250   @     Rudolph Technologies, Inc.                            18,075
     4,320   @     Skyworks Solutions, Inc.                              32,141
     1,130   @     Standard Microsystems Corp.                           16,713
     1,580   @     Supertex, Inc.                                        27,034
     1,300   @     Three-Five Systems, Inc.                               8,814
     2,680   @     Varian Semiconductor Equipment Associates, Inc.       74,745
     2,150   @     Veeco Instruments, Inc.                               41,474
                                                                   ------------
                                                                        710,685
                                                                   ------------
                   SOFTWARE: 3.5%
     3,140   @     American Management Systems                           42,924
       430   @     Ansys, Inc.                                           12,276
     2,110   @     Avid Technology, Inc.                                 71,191
       550   @     Barra, Inc.                                           18,001
     2,350   @     Captaris, Inc.                                         8,389
     1,100   @     Cerner Corp.                                          23,221
       560   @     Concerto Software, Inc.                                3,578
     1,290   @     Concord Communications, Inc.                          19,027
     3,180   @     Dendrite Intl., Inc.                                  37,906
     1,650   @     Digi Intl., Inc.                                       8,992
     3,550   @     eFunds Corp.                                          36,884
     2,560   @     Filenet Corp.                                         42,726
     2,860         Global Payments, Inc.                                 97,240
     2,760   @     Hyperion Solutions Corp.                              86,940
     3,200         Inter-Tel, Inc.                                       58,592
       740   @     JDA Software Group, Inc.                               9,058
       950   @     Mapinfo Corp.                                          5,909
     2,910   @     MRO Software, Inc.                                    27,558
     2,730         NDCHealth Corp.                                       55,910
     1,560   @     Phoenix Technologies Ltd.                              7,254
     4,820   @     Pinnacle Systems, Inc.                                51,333
     2,460   @     Progress Software Corp.                               50,258
     3,280   @     Serena Software, Inc.                                 64,944
     1,150   @     SPSS, Inc.                                            17,848
     3,040   @     Take-Two Interactive Softwar                          76,760
                                                                   ------------
                                                                        934,719
                                                                   ------------
                   STORAGE/WAREHOUSING: 0.0%
       400   @     Mobile Mini, Inc.                                      7,408
                                                                   ------------
                                                                          7,408
                                                                   ------------
                   TELECOMMUNICATIONS: 1.8%
     8,680   @     Adaptec, Inc.                                         69,440
     4,460   @     Aeroflex, Inc.                                        35,011
     4,100   @     Allen Telecom, Inc.                                   72,365
     2,950   @     Anixter Intl., Inc.                                   70,564
     2,750   @     Audiovox Corp.                                        26,400
     1,580         Black Box Corp.                                       58,792
     1,720   @     Boston Communications Group                           27,984
     3,020   @     Cable Design Technologies Corp.                       22,801
     1,250   @     C-COR.net Corp.                                        6,012
     2,130   @     General Communication                                 12,013
     4,040   @     Harmonic, Inc.                                        19,069
     2,250   @     Metro One Telecommunications                          12,173
     1,460   @     Network Equipment Technologies, Inc.                  13,009
     3,150   @     Symmetricom, Inc.                                     14,648
     1,050   @     Tollgrade Communications, Inc.                        19,320
                                                                   ------------
                                                                        479,601
                                                                   ------------
                   TEXTILES: 0.3%
     1,120         Angelica Corp.                                        20,026
     1,640         G&K Services, Inc.                                    47,937
                                                                   ------------
                                                                         67,963
                                                                   ------------
                   TOYS/GAMES/HOBBIES: 0.2%
     1,340         Action Performance Cos., Inc.                         27,001
     1,120   @     Department 56                                         13,485
     1,830   @     Jakks Pacific, Inc.                                   25,949
                                                                   ------------
                                                                         66,435
                                                                   ------------
                   TRANSPORTATION: 2.3%
     2,000         Arkansas Best Corp.                                   53,000
     1,580   @     Forward Air Corp.                                     40,195
     4,000   @     Heartland Express, Inc.                               94,400
     1,800   @     Kansas City Southern                                  21,474
     2,900   @     Knight Transportation, Inc.                           73,544
     1,680   @     Landstar System, Inc.                                107,589
     2,300   @     Offshore Logistics, Inc.                              47,887
     2,040         Roadway Corp.                                         75,480
     2,080         USF Corp.                                             62,275
     2,230   @     Yellow Corp.                                          58,604
                                                                   ------------
                                                                        634,448
                                                                   ------------
                   WATER: 0.0%
       400         American States Water Co.                             10,200
                                                                   ------------
                                                                         10,200
                                                                   ------------
                   Total Common Stock (Cost
                   $22,407,908)                                      26,711,202
                                                                   ------------
WARRANTS: 0.0%
                   DISTRIBUTION/WHOLESALE: 0.0%
       138   @     Timco Aviation Services                                    0
                                                                   ------------
                   Total Warrants (Cost $0)                                   0
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Index Plus
SmallCap
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
----------                                                         -------------
CONVERTIBLE CORPORATE BONDS: 0.0%
                   DISTRIBUTION/WHOLESALE: 0.0%
$      133   &     Timco Aviation Services, 8.000%,
                     due 01/02/07                                  $          0
                                                                   ------------
                   Total Convertible Corporate Bonds
                     (Cost $0)                                                0
                                                                   ------------
                   Total Long-Term Investments
                     (Cost $22,407,908)                              26,711,202
                                                                   ------------
SHORT-TERM INVESTMENTS: 1.0%
                   REPURCHASE AGREEMENT: 1.0%
   285,000         State Street Repurchase
                     Agreement dated 05/30/03, 1.250%,
                     due 06/02/03, $285,030 to be
                     received upon repurchase
                     (Collateralized by $295,000 FHLB,
                     0.000%, Market Value
                     $294,265, due 08/01/03)                            285,000
                                                                   ------------
                   Total Short-Term Investments
                     (Cost $285,000)                                    285,000
                                                                   ------------
                   TOTAL INVESTMENTS IN SECURITIES
                     (COST $ 22,692,908)*              99.6%       $ 26,996,202
                   OTHER ASSETS AND LIABILITIES-NET     0.4              96,101
                                                      -----        ------------
                   NET ASSETS                         100.0%       $ 27,092,303
                                                      =====        ============

@     Non-income producing security
X Market Value determined by ING Valuation Committee appointed by the Fund's Board of Directors.
&     Payment-in-kind
REITs Real Estate Investment Trusts

*     Cost for federal income tax purposes is $23,819,000.

       Net unrealized appreciation consists of:
          Gross Unrealized Appreciation                            $  3,528,945
          Gross Unrealized Depreciation                                (351,743)
                                                                   ------------
          Net Unrealized Appreciation                              $  3,177,202
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Growth
Fund               PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
COMMON STOCK: 85.2%
                   AEROSPACE/DEFENSE: 1.1%
     3,200         Boeing Co.                                      $     98,144
     4,700         Goodrich Corp.                                        85,869
     5,500         Lockheed Martin Corp.                                255,310
     5,700         Rockwell Collins, Inc.                               130,986
     1,800         United Technologies Corp.                            122,850
                                                                   ------------
                                                                        693,159
                                                                   ------------
                   AGRICULTURE: 0.5%
     7,900         Altria Group, Inc.                                   326,270
                                                                   ------------
                                                                        326,270
                                                                   ------------
                   APPAREL: 0.9%
     3,950   @     Jones Apparel Group, Inc.                            115,972
     7,475         Liz Claiborne, Inc.                                  253,328
     2,350   @     Quiksilver, Inc.                                      39,785
     4,525   @     Reebok Intl. Ltd.                                    143,442
     4,800   @     Skechers U.S.A., Inc.                                 35,904
                                                                   ------------
                                                                        588,431
                                                                   ------------
                   AUTO MANUFACTURERS: 1.0%
    24,050         Ford Motor Co.                                       252,525
       800   @@    Honda Motor Co. Ltd.                                  28,579
     4,200   @@    Nissan Motor Co. Ltd.                                 33,198
     2,500         Paccar, Inc.                                         165,675
     1,000   @@    Renault SA                                            44,428
     3,500   @@    Toyota Motor Corp.                                    83,537
     1,100   @@    Volkswagen AG                                         39,317
                                                                   ------------
                                                                        647,259
                                                                   ------------
                   AUTO PARTS & EQUIPMENT: 0.1%
     1,000   @@    Bridgestone Corp.                                     13,071
     4,925   @     Dura Automotive Systems, Inc.                         44,424
                                                                   ------------
                                                                         57,495
                                                                   ------------
                   BANKS: 5.7%
     3,400   @@    Australia & New Zealand Banking Group Ltd.            41,309
     1,000   @@    Banco Popular Espanol                                 52,909
     9,200   @@    Banco Santander Central Hispano SA                    73,632
    10,050         Bank of America Corp.                                745,710
     2,800   @@    Bank of Ireland                                       34,716
     4,500         Bank One Corp.                                       168,120
     1,700   @@    BNP Paribas                                           83,955
     2,600   @@    Credit Suisse Group                                   70,021
     3,000   @@    DBS Group Holdings Ltd.                               17,005
     1,000   @@    Deutsche Bank AG                                      59,190
     2,700   @@    Dexia                                                 35,609
     4,400   @@    Fortis                                                71,512
     4,900   @@    HBOS PLC                                              56,470
     6,225         Hibernia Corp.                                       120,205
     8,200   @@    HSBC Holdings PLC                                     96,182
     6,800   @@    Lloyds TSB Group PLC                                  49,485
         7   @@    Mitsubishi Tokyo Financial Group, Inc.                26,821
     3,100   @@    National Australia Bank Ltd.                          67,194
     8,250         National City Corp.                                  279,015
     4,608   @@    Royal Bank of Scotland Group PLC                     119,284
       500   @@    Societe Generale                                      30,491
     1,900   @@    St George Bank Ltd.                                   26,329
         6   @@    Sumitomo Mitsui Financial Group, Inc.                  9,930
     1,550   @@    UBS AG                                                83,769
    10,600   @@    UniCredito Italiano S.p.A.                            48,374
    17,650         US BanCorp.                                          418,305
    11,650         Wachovia Corp.                                       468,097
     6,450         Wells Fargo & Co.                                    311,535
                                                                   ------------
                                                                      3,665,174
                                                                   ------------
                   BEVERAGES: 1.6%
     9,500         Coca-Cola Co.                                        432,915
     1,825    @    Constellation Brands, Inc.                            50,315
     5,500   @@    Diageo PLC                                            59,844
     1,300   @@    Interbrew                                             27,372
     6,950         Pepsi Bottling Group, Inc.                           141,710
     6,600         PepsiCo, Inc.                                        291,720
                                                                   ------------
                                                                      1,003,876
                                                                   ------------
                   BIOTECHNOLOGY: 0.6%
     5,000    @    Amgen, Inc.                                          323,550
     2,025    @    Invitrogen Corp.                                      79,015
                                                                   ------------
                                                                        402,565
                                                                   ------------
                   BUILDING MATERIALS: 0.1%
     1,400   @@    CRH PLC                                               21,853
     1,000   @@    Tostem Inax Holding Corp.                             13,605
                                                                   ------------
                                                                         35,458
                                                                   ------------
                   CHEMICALS: 1.1%
       200   @@    Air Liquide                                           30,526
       700   @@    BASF AG                                               29,968
     2,700   @@    Bayer AG                                              55,088
     4,250         Dow Chemical Co.                                     135,150
     4,700         Du Pont EI de Nemours & Co.                          198,058
     2,525         HB Fuller Co.                                         60,145
     5,850         Rohm & Haas Co.                                      189,715
     1,300   @@    Shin-Etsu Chemical Co. Ltd.                           40,086
                                                                   ------------
                                                                        738,736
                                                                   ------------
                   COMMERCIAL SERVICES: 0.9%
       500   @@    Adecco SA                                             18,694
     2,875    @    Corporate Executive Board Co.                        121,325
     3,000   @@    Dai Nippon Printing Co. Ltd.                          31,033
     3,900         H&R Block, Inc.                                      159,666
    15,700   @@    Macquarie Infrastructure Group                        36,297
    12,100   @@    Mayne Group Ltd.                                      20,417
     4,650    @    Quintiles Transnational Corp.                         65,797
     1,900    @    Rent-A-Center, Inc.                                  126,236
                                                                   ------------
                                                                        579,465
                                                                   ------------
                   COMPUTERS: 3.5%
       600   @,@@  Cap Gemini SA                                         20,916
    18,650   @     Dell Computer Corp.                                  583,559
     8,150   @     EMC Corp.                                             88,183
     2,800   @     Fidelity National Information Solutions, Inc.         73,612
     2,000   @,@@  Fujitsu Ltd.                                           6,517
    11,750         Hewlett-Packard Co.                                  229,125
     1,000   @@    Hitachi Information Systems Ltd.                      23,452
     6,400         International Business Machines Corp.                563,456
     2,350   @     Lexmark Intl., Inc.                                  174,840
       100   @@    Obic Co. Ltd.                                         16,453
     5,125   @     Perot Systems Corp.                                   54,376

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Growth
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   COMPUTERS (CONTINUED):
       700   @     Synopsys, Inc.                                  $     42,903
       400   @@    TDK Corp.                                             17,860
     7,300   @     Veritas Software Corp.                               202,575
     9,975   @     Western Digital Corp.                                124,887
                                                                   ------------
                                                                      2,222,714
                                                                   ------------
                   COSMETICS/PERSONAL CARE: 1.8%
    11,000         Gillette Co.                                         369,710
     1,000   @@    Kao Corp.                                             18,424
     8,550         Procter & Gamble Co.                                 785,061
                                                                   ------------
                                                                      1,173,195
                                                                   ------------
                   DISTRIBUTION/WHOLESALE: 0.3%
     1,000   @     Handleman Co.                                         18,240
    50,000   @@    Li & Fung Ltd.                                        62,407
     5,000   @@    Mitsui & Co. Ltd.                                     23,256
     1,425   @     Scansource, Inc.                                      35,768
     2,050   @     Tech Data Corp.                                       51,004
                                                                   ------------
                                                                        190,675
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 7.6%
     2,725   @     Affiliated Managers Group                            149,875
     5,050         American Express Co.                                 210,383
     2,250         Bear Stearns Cos., Inc.                              173,858
     4,200         Capital One Financial Corp.                          202,314
    29,550         Citigroup, Inc.                                    1,212,141
     2,500         Countrywide Financial Corp.                          184,125
       900   @@    Credit Saison Co. Ltd.                                15,798
     7,650         Fannie Mae                                           566,100
     6,650         Freddie Mac                                          397,736
    16,200         JP Morgan Chase & Co.                                532,332
     3,550         Lehman Brothers Holdings, Inc.                       254,286
    14,900         MBNA Corp.                                           298,745
     8,950         Merrill Lynch & Co., Inc.                            387,535
     4,150         Morgan Stanley                                       189,862
     1,900         New Century Financial Corp.                           88,730
     3,000   @@    Nomura Holdings, Inc.                                 30,995
       300   @,@@  ORIX Corp.                                            14,463
                                                                   ------------
                                                                      4,909,278
                                                                   ------------
                   ELECTRIC: 2.1%
     1,100   @@    Chubu Electric Power Co., Inc.                        21,746
     3,750         Cinergy Corp.                                        142,275
     4,300         CMS Energy Corp.                                      34,056
     1,150         Dominion Resources, Inc.                              72,450
     3,450         Duke Energy Corp.                                     66,861
     1,900   @@    E.ON AG                                               97,975
     3,200   @@    Endesa SA                                             51,317
     4,400         Exelon Corp.                                         252,120
     3,050         FPL Group, Inc.                                      202,733
     2,600   @@    Iberdrola SA                                          45,426
     9,113   @@    National Grid Transco PLC                             58,893
     1,725         PNM Resources, Inc.                                   45,799
     3,900         PPL Corp.                                            157,716
     2,800         Southern Co.                                          88,144
     1,800   @@    Tohoku Electric Power Co., Inc.                       27,835
                                                                   ------------
                                                                      1,365,346
                                                                   ------------
                   ELECTRICAL COMPONENTS & EQUIPMENT: 0.4%
     7,250   @     American Power Conversion                            112,448
     1,600         Emerson Electric Co.                                  83,680
       100   @@    Funai Electric Co. Ltd.                               10,782
     6,000   @@    Hitachi Ltd.                                          23,661
     2,000   @@    Sharp Corp.                                           20,642
                                                                   ------------
                                                                        251,213
                                                                   ------------
                   ELECTRONICS: 0.7%
     1,500   @     Benchmark Electronics, Inc.                           42,660
     3,800   @     Itron, Inc.                                           82,612
       100   @@    Keyence Corp.                                         17,776
     2,200   @@    Koninklijke Philips Electronics NV                    43,095
       300   @@    Kyocera Corp.                                         16,558
     2,750   @,@@  Mettler Toledo Intl., Inc.                            98,532
       500   @@    Secom Co. Ltd.                                        15,391
     4,150   @     Waters Corp.                                         117,694
                                                                   ------------
                                                                        434,318
                                                                   ------------
                   ENGINEERING & CONSTRUCTION: 0.0%
     8,000   @@    Kajima Corp.                                          17,751
                                                                   ------------
                                                                         17,751
                                                                   ------------
                   ENTERTAINMENT: 0.3%
     6,000   @     Alliance Gaming Corp.                                 96,720
     2,700   @     GTECH Holdings Corp.                                  94,878
     4,000   @@    TABCorp. Holdings Ltd.                                26,883
                                                                   ------------
                                                                        218,481
                                                                   ------------
                   ENVIRONMENTAL CONTROL: 0.1%
     7,300   @     Allied Waste Industries, Inc.                         72,124
                                                                   ------------
                                                                         72,124
                                                                   ------------
                   FOOD: 1.3%
     2,000   @@    Ajinomoto Co., Inc.                                   19,860
     1,200   @@    Carrefour SA                                          53,732
     2,000   @@    Foodland Associated Ltd.                              25,344
       300   @@    Groupe Danone                                         41,295
     6,100         HJ Heinz Co.                                         201,727
     6,350         Kellogg Co.                                          223,520
     2,000   @@    Kikkoman Corp.                                        12,973
     2,400   @@    Koninklijke Ahold NV                                  17,883
       500   @@    Nestle SA                                            104,778
     1,300         Sensient Technologies Corp.                           29,432
    10,000   @@    Tesco PLC                                             33,607
     1,700   @@    Unilever NV ADR                                       98,991
                                                                   ------------
                                                                        863,142
                                                                   ------------
                   FOOD SERVICE: 0.0%
     5,800   @@    Compass Group PLC                                     31,411
                                                                   ------------
                                                                         31,411
                                                                   ------------
                   FOREST PRODUCTS & PAPER: 0.3%
     2,350         International Paper Co.                               86,174
     1,900         Plum Creek Timber Co., Inc.                           50,160
     2,800   @@    Stora Enso OYJ                                        29,456
                                                                   ------------
                                                                        165,790
                                                                   ------------
                   GAS: 0.4%
     5,950         Oneok, Inc.                                          121,201
     1,500         Peoples Energy Corp.                                  63,960
    13,000   @@    Tokyo Gas Co. Ltd.                                    40,538
                                                                   ------------
                                                                        225,699
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Growth
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   HAND/MACHINE TOOLS: 0.2%
     2,750         Black & Decker Corp.                            $    119,103
       700   @@    Schneider Electric SA                                 31,987
                                                                   ------------
                                                                        151,090
                                                                   ------------
                   HEALTHCARE-PRODUCTS: 2.3%
     3,725         CR Bard, Inc.                                        261,309
     3,100   @     Edwards Lifesciences Corp.                            93,992
     5,100         Guidant Corp.                                        215,628
     2,125         Invacare Corp.                                        69,402
    11,300         Johnson & Johnson                                    614,155
     3,725   @     Respironics, Inc.                                    137,378
     1,825   @     Varian Medical Systems, Inc.                         101,744
                                                                   ------------
                                                                      1,493,608
                                                                   ------------
                   HEALTHCARE-SERVICES: 1.8%
     2,950   A     Aetna, Inc.                                          169,389
     2,600   @     Anthem, Inc.                                         190,710
     5,050   @     Humana, Inc.                                          65,600
     3,225   @     Pacificare Health Systems                            124,675
     3,275   @     Sierra Health Services                                67,072
     3,400         UnitedHealth Group, Inc.                             326,196
     2,550   @     WellPoint Health Networks                            217,617
                                                                   ------------
                                                                      1,161,259
                                                                   ------------
                   HOLDING COMPANIES-DIVERSIFIED: 0.1%
     7,000   @@    Hutchison Whampoa Ltd.                                42,786
                                                                   ------------
                                                                         42,786
                                                                   ------------
                   HOME BUILDERS: 0.2%
     1,650         Centex Corp.                                         128,090
                                                                   ------------
                                                                        128,090
                                                                   ------------
                   HOME FURNISHINGS: 0.1%
     3,000   @@    Matsushita Electric Industrial Co. Ltd.               27,636
       800   @@    Sony Corp.                                            21,958
                                                                   ------------
                                                                         49,594
                                                                   ------------
                   HOUSEHOLD PRODUCTS/WARES: 0.3%
    10,275   @     American Greetings                                   182,176
                                                                   ------------
                                                                        182,176
                                                                   ------------
                   INSURANCE: 3.5%
     2,288   @@    Aegon NV                                              21,492
     7,200         Aflac, Inc.                                          236,952
     8,150         Allstate Corp.                                       293,319
    10,000         American Intl. Group                                 578,800
     8,400   @@    AMP Ltd.                                              26,402
     2,300   @@    Assicurazioni Generali S.p.A.                         54,702
     5,600   @@    Aviva PLC                                             40,722
     3,188         Fidelity National Financial, Inc.                     99,036
     3,475         First American Corp.                                  94,103
     1,475         Landamerica Financial Group, Inc.                     69,546
         3   @@    Millea Holdings, Inc.                                 21,814
       400   @@    Muenchener Rueckversicherungs AG                      42,763
     6,050         Principal Financial Group                            192,148
     3,300         Progressive Corp.                                    237,600
     3,450         Safeco Corp.                                         124,683
       800   @@    Swiss Reinsurance                                     51,095
       650   @@    Zurich Financial Services AG                          78,625
                                                                   ------------
                                                                      2,263,802
                                                                   ------------
                   INTERNET: 0.6%
     1,200   @     eBay, Inc.                                           122,052
     2,750   @     eSpeed, Inc.                                          42,075
     6,625   @     RSA Security, Inc.                                    74,134
     3,450   @     Symantec Corp.                                       156,009
                                                                   ------------
                                                                        394,270
                                                                   ------------
                   IRON/STEEL: 0.1%
    24,000   @@    Nippon Steel Corp.                                    27,437
     1,800   @@    ThyssenKrupp AG                                       18,836
                                                                   ------------
                                                                         46,273
                                                                   ------------
                   LODGING: 0.2%
     3,200   @     Harrah's Entertainment, Inc.                         128,288
     2,400   @     La Quinta Corp.                                       10,776
       500         Starwood Hotels & Resorts Worldwide, Inc.             14,490
                                                                   ------------
                                                                        153,554
                                                                   ------------
                   MACHINERY-DIVERSIFIED: 0.6%
     1,075   @     AGCO Corp.                                            19,221
     4,150         Deere & Co.                                          181,231
     2,050   @     Flowserve Corp.                                       37,207
     5,450         Rockwell Automation, Inc.                            128,892
                                                                   ------------
                                                                        366,551
                                                                   ------------
                   MEDIA: 2.6%
    17,050   @     AOL Time Warner, Inc.                                259,501
     2,300   @     Clear Channel Communications, Inc.                    93,610
     8,850   @     Comcast Corp.                                        266,474
     2,825   @     Entercom Communications Corp.                        137,154
     1,050         Gannett Co., Inc.                                     82,950
     1,125         Media General, Inc.                                   66,195
     2,300         Meredith Corp.                                       101,131
     4,900   @@    Pearson PLC                                           45,603
     5,900   @@    Reed Elsevier PLC                                     48,762
     1,375   @     Scholastic Corp.                                      42,845
     6,750   @     Viacom, Inc.                                         307,260
     1,800   @,@@  Vivendi Universal SA                                  33,225
     7,800         Walt Disney Co.                                      153,270
                                                                   ------------
                                                                      1,637,980
                                                                   ------------
                   METAL FABRICATE/HARDWARE: 0.2%
     3,225         Quanex Corp.                                         102,877
                                                                   ------------
                                                                        102,877
                                                                   ------------
                   MINING: 0.2%
     4,000   @@    Anglo American PLC                                    61,957
     8,000   @@    BHP Billiton Ltd.                                     45,684
                                                                   ------------
                                                                        107,641
                                                                   ------------
                   MISCELLANEOUS MANUFACTURING: 3.4%
     1,500         3M Co.                                               189,705
     5,600         Eastman Kodak Co.                                    171,584
     1,000   @@    Fuji Photo Film Co. Ltd.                              27,629
    53,100         General Electric Co.                               1,523,970
     3,300         Honeywell Intl., Inc.                                 86,460
     7,000   @@    Mitsubishi Heavy Industries Ltd.                      14,983
     1,100   @@    Siemens AG                                            52,334
     7,500   @@    Tyco Intl. Ltd.                                      132,750
                                                                   ------------
                                                                      2,199,415
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Growth
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   OFFICE/BUSINESS EQUIPMENT: 0.5%
     1,000   @@    Canon, Inc.                                     $     42,571
    12,725         IKON Office Solutions, Inc.                          111,725
    15,450   @     Xerox Corp.                                          168,869
                                                                   ------------
                                                                        323,165
                                                                   ------------
                   OIL & GAS: 4.7%
     4,300         Anadarko Petroleum Corp.                             211,904
    29,836   @@    BP PLC                                               207,199
     4,100         ChevronTexaco Corp.                                  290,854
     2,600         ConocoPhillips                                       140,322
     3,700   @@    ENI-Ente Nazionale Idrocarburi S.p.A.                 59,825
    25,500         Exxon Mobil Corp.                                    928,200
     3,350   @     Houston Exploration Co.                              104,687
     6,650         Marathon Oil Corp.                                   171,104
     6,350         Occidental Petroleum Corp.                           214,249
     5,300   @@    Royal Dutch Petroleum Co.                            241,309
     7,100   @     Tesoro Petroleum Corp.                                49,771
     1,200   @@    Total SA                                             176,390
     5,600         Unocal Corp.                                         168,504
     3,075         Vintage Petroleum, Inc.                               36,285
                                                                   ------------
                                                                      3,000,603
                                                                   ------------
                   OIL & GAS SERVICES: 0.2%
    11,900   @     Veritas DGC, Inc.                                    111,265
                                                                   ------------
                                                                        111,265
                                                                   ------------
                   PACKAGING & CONTAINERS: 0.4%
     5,700   @@    Amcor Ltd.                                            30,616
     2,250         Ball Corp.                                           111,420
     6,900   @     Pactiv Corp.                                         134,895
                                                                   ------------
                                                                        276,931
                                                                   ------------
                   PHARMACEUTICALS: 5.5%
     6,050         Abbott Laboratories                                  269,528
     2,000   @@    AstraZeneca PLC                                       81,629
     1,200   @@    Aventis SA                                            62,774
     4,300         Eli Lilly & Co.                                      257,011
     4,850   @     Forest Laboratories, Inc.                            244,925
     4,400   @@    GlaxoSmithKline PLC ADR                              176,044
     6,175         ICN Pharmaceuticals, Inc.                             92,625
     9,050   @     King Pharmaceuticals, Inc.                           129,505
     1,000   @     Medicis Pharmaceutical                                56,000
    14,200         Merck & Co., Inc.                                    789,236
     3,550   @@    Novartis AG                                          141,168
    30,200         Pfizer, Inc.                                         936,804
     1,150   @@    Roche Holding AG                                      87,561
     1,900   @@    Takeda Chemical Industries Ltd.                       74,648
     3,000   @@    Tanabe Seiyaku Co. Ltd.                               20,964
     3,150   @     Watson Pharmaceuticals, Inc.                         116,613
                                                                   ------------
                                                                      3,537,035
                                                                   ------------
                   PIPELINES: 0.1%
       900         Williams Energy Partners LP                           39,348
                                                                   ------------
                                                                         39,348
                                                                   ------------
                   REAL ESTATE: 0.3%
     7,000   @@    Cheung Kong Holdings Ltd.                             42,932
     3,450         LNR Property Corp.                                   132,342
                                                                   ------------
                                                                        175,274
                                                                   ------------
                   REITS: 4.6%
       400         Acadia Realty Trust                                    3,588
     1,000         Alexandria Real Estate Equities, Inc.                 44,300
     1,400         AMB Property Corp.                                    38,374
       800         American Land Lease, Inc.                             13,800
     2,300         Apartment Investment & Management Co.                 81,029
     3,177         Archstone-Smith Trust                                 75,486
     1,600         Arden Realty, Inc.                                    41,360
     1,200         Bedford Property Investors                            33,000
     2,200         Boston Properties, Inc.                               92,224
     1,900         Brandywine Realty Trust                               45,068
       800         BRE Properties                                        25,776
       900         Camden Property Trust                                 31,266
     1,000         Capital Automotive REIT                               27,150
     1,900         CarrAmerica Realty Corp.                              52,782
     1,500         CBL & Associates Properties, Inc.                     65,040
       900         Centerpoint Properties Trust                          53,505
     1,000         Chateau Communities, Inc.                             29,980
     3,625         Chelsea Property Group, Inc.                         150,655
     1,200         Colonial Properties Trust                             42,000
     1,500         Commercial Net Lease Realty                           25,185
     2,100         Corporate Office Properties Trust SBI MD              33,348
     1,100         Developers Diversified Realty Corp.                   31,053
     6,990         Equity Office Properties Trust                       188,101
       600         Equity One, Inc.                                       9,750
     5,906         Equity Residential                                   156,391
       300         Essex Property Trust, Inc.                            17,097
       900         FelCor Lodging Trust, Inc.                             7,641
     1,800         General Growth Properties, Inc.                      105,570
     2,100         Glenborough Realty Trust, Inc.                        39,165
     1,000         Health Care Property Investors, Inc.                  39,210
     1,700         Hospitality Properties Trust                          53,703
     4,500   @     Host Marriott Corp.                                   40,500
     6,800         HRPT Properties Trust                                 64,532
     2,100         iStar Financial, Inc.                                 69,300
     1,600         Kilroy Realty Corp.                                   41,968
     2,900         Kimco Realty Corp.                                   108,460
     1,900         Mack-Cali Realty Corp.                                65,303
     1,550         Meristar Hospitality Corp.                             8,215
     2,300         MFA Mortgage Investments, Inc.                        22,701
     2,200         National Health Investors, Inc.                       37,290
     2,900         New Plan Excel Realty Trust                           60,407
     1,500         Newcastle Investment Corp.                            26,160
       800         Pan Pacific Retail Properties, Inc.                   31,432
     1,300         Pennsylvania Real Estate Investment Trust             36,686
     2,900         Prologis                                              77,981
     1,200         PS Business Parks, Inc.                               40,800
       750         Public Storage, Inc.                                  25,627
     1,700         Reckson Associates Realty Corp.                       34,425
     1,400         Rouse Co.                                             51,968
       600         Senior Housing Properties Trust                        7,998
     3,700         Simon Property Group, Inc.                           139,194
       900         SL Green Realty Corp.                                 31,086
     1,200         Sovran Self Storage, Inc.                             36,060
     1,400         Taubman Centers, Inc.                                 27,160

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Growth
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   REITS (CONTINUED):
     2,700         United Dominion Realty Trust, Inc.              $     46,170
     3,200         Ventas, Inc.                                          45,280
     2,700         Vornado Realty Trust                                 113,940
                                                                   ------------
                                                                      2,943,240
                                                                   ------------
                   RETAIL: 4.2%
     3,500         Claire's Stores, Inc.                                104,685
     8,500         Dollar General Corp.                                 158,950
     4,550         Federated Department Stores                          147,875
     8,900         Home Depot, Inc.                                     289,161
     1,100   @@    Inditex SA                                            24,767
     2,000   @@    Ito-Yokado Co. Ltd.                                   48,801
     1,900   @     Jack in the Box, Inc.                                 39,938
     7,500         JC Penney Co., Inc.                                  129,900
     3,050         Lowe's Cos., Inc.                                    128,893
     4,400   @@    Marks & Spencer Group PLC                             20,495
     4,950         McDonald's Corp.                                      92,713
     6,150   @     Movie Gallery, Inc.                                  114,636
     9,750   @     Office Depot, Inc.                                   130,650
       300   @@    Pinault-Printemps-Redoute                             24,913
     4,525   @     ShopKo Stores, Inc.                                   52,897
     5,475   @     Sports Authority, Inc.                                54,093
     9,200   @     Staples, Inc.                                        178,388
     2,425   @     United Auto Group, Inc.                               45,590
    17,150         Wal-Mart Stores, Inc.                                902,262
                                                                   ------------
                                                                      2,689,607
                                                                   ------------
                   SAVINGS & LOANS: 1.6%
     6,175         BankAtlantic Bancorp, Inc.                            71,260
     1,275         Downey Financial Corp.                                55,973
     3,750   @     FirstFed Financial Corp.                             127,237
     9,600         Flagstar BanCorp., Inc.                              190,080
     4,900         New York Community Bancorp, Inc.                     135,730
     9,250         Washington Mutual, Inc.                              377,215
     1,550         Webster Financial Corp.                               58,668
                                                                   ------------
                                                                      1,016,163
                                                                   ------------
                   SEMICONDUCTORS: 1.2%
    13,200   @     Applied Micro Circuits Corp.                          66,264
     2,300   @,@@  ASML Holding NV                                       23,044
     4,775   @     Cirrus Logic, Inc.                                    16,856
     3,200   @,@@  Infineon Technologies AG                              28,389
    24,850         Intel Corp.                                          517,874
       200   @@    Rohm Co. Ltd.                                         20,786
    11,275   @     Silicon Image, Inc.                                   66,184
       400   @@    Tokyo Electron Ltd.                                   16,546
                                                                   ------------
                                                                        755,943
                                                                   ------------
                   SOFTWARE: 5.5%
     5,800   @     Citrix Systems, Inc.                                 126,614
     9,250         Computer Associates Intl., Inc.                      200,448
    12,700   @     Compuware Corp.                                       77,089
     2,700   @     Electronic Arts, Inc.                                185,112
     2,800         First Data Corp.                                     115,976
     3,500         Inter-Tel, Inc.                                       64,085
     3,900   @     Intuit, Inc.                                         179,751
     3,150   @     Mercury Interactive Corp.                            123,826
    58,300         Microsoft Corp.                                    1,434,763
     6,825   @     NETIQ Corp.                                          101,283
    25,950   @     Novell, Inc.                                          86,413
    41,150   @     Oracle Corp.                                         535,361
     5,125   @     Pinnacle Systems, Inc.                                54,581
       300   @@    SAP AG                                                34,043
    13,250   @     ScanSoft, Inc.                                        76,837
    14,250   @     Siebel Systems, Inc.                                 133,808
                                                                   ------------
                                                                      3,529,990
                                                                   ------------
                   TELECOMMUNICATIONS: 6.1%
     2,500   @,@@  Alcatel SA                                            23,044
    11,025   @     Arris Group, Inc.                                     57,330
    11,400         AT&T Corp.                                           222,186
    15,350   @     Avaya, Inc.                                          101,617
    16,550         BellSouth Corp.                                      438,741
     2,325         Black Box Corp.                                       86,513
    46,550   @     Cisco Systems, Inc.                                  757,834
     2,925   @     Commonwealth Telephone Enterprises, Inc.             122,879
     7,700   @     Comverse Technology, Inc.                            117,117
     3,300   @@    Deutsche Telekom AG                                   49,392
     1,700   @,@@  France Telecom                                        42,172
     1,925         Harris Corp.                                          58,308
    15,100   @     Nextel Communications, Inc.                          226,349
        11   @@    Nippon Telegraph & Telephone Corp.                    38,733
     6,800   @@    Nokia OYJ ADR                                        122,672
        20   @@    NTT DoCoMo, Inc.                                      42,395
     3,050         Qualcomm, Inc.                                       102,419
     1,700   @     SafeNet, Inc.                                         47,294
     5,250         Scientific-Atlanta, Inc.                             103,373
    11,700   @@    Telecom Italia S.p.A.                                108,124
    29,100   @,@@  Telefonaktiebolaget LM Ericsson                       29,987
     6,445   @,@@  Telefonica SA                                         73,009
    18,800         Verizon Communications, Inc.                         711,580
   108,500   @@    Vodafone Group PLC                                   236,038
                                                                   ------------
                                                                      3,919,106
                                                                   ------------
                   TOYS/GAMES/HOBBIES: 0.5%
     6,300         Hasbro, Inc.                                         100,863
     8,100         Mattel, Inc.                                         174,231
       200   @@    Nintendo Co. Ltd.                                     15,011
                                                                   ------------
                                                                        290,105
                                                                   ------------
                   TRANSPORTATION: 0.9%
         8   @@    East Japan Railway Co.                                38,425
     8,750         United Parcel Service, Inc.                          546,263
                                                                   ------------
                                                                        584,688
                                                                   ------------
                   VENTURE CAPITAL: 0.0%
       100   @@    Jafco Co. Ltd.                                         4,183
                                                                   ------------
                                                                          4,183
                                                                   ------------
                   WATER: 0.1%
     1,800   @@    Suez SA                                               30,921
     2,100   @@    Veolia Environnement                                  47,011
                                                                   ------------
                                                                         77,932
                                                                   ------------
                   Total Common Stock
                     (Cost $50,552,136)                              54,634,569
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Growth
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
----------                                                         -------------
CORPORATE BONDS: 1.0%
                   AEROSPACE/DEFENSE: 0.0%
$   10,000         Raytheon Co., 6.150%, due 11/01/08              $     11,398
                                                                   ------------
                                                                         11,398
                                                                   ------------
                   AUTO MANUFACTURERS: 0.0%
     9,000         DaimlerChrysler NA Holding Corp., 7.200%,
                     due 09/01/09                                        10,456
                                                                   ------------
                                                                         10,456
                                                                   ------------
                   BANKS: 0.1%
     9,000         Bank of America Corp., 4.875%, due 09/15/12            9,569
     5,000         Bank One Corp., 6.500%, due 02/01/06                   5,565
     5,000         M&T Bank Corp., 3.850%, due 04/01/13                   5,143
    30,000         Mellon Bank NA, 7.625%, due 09/15/07                  35,922
    10,000         Wachovia Bank, 7.875%, due 02/15/10                   12,375
                                                                   ------------
                                                                         68,574
                                                                   ------------
                   BEVERAGES: 0.1%
     3,000         Anheuser-Busch Cos., Inc., 6.500%,
                     due 02/01/43                                         3,631
     7,000         Coors Brewing Co., 6.375%, due 05/15/12                8,157
    25,000   #     Pepsi Bottling Holdings, Inc., 5.375%,
                     due 02/17/04                                        25,709
                                                                   ------------
                                                                         37,497
                                                                   ------------
                   COSMETICS/PERSONAL CARE: 0.0%
     6,000         Colgate-Palmolive Co., 5.980%, due 04/25/12            6,991
     3,000         Procter & Gamble Co., 6.875%, due 09/15/09             3,670
                                                                   ------------
                                                                         10,661
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 0.4%
    25,000         American Express Credit Corp., 4.250%,
                     due 02/07/05                                        25,957
     8,000         Associates Corp. of N. America, 6.950%,
                     due 11/01/18                                        10,063
    10,000         Boeing Capital Corp., 7.100%, due 09/27/05            11,046
    10,000         Citigroup, Inc., 7.250%, due 10/01/10                 12,236
    30,000         Countrywide Home Loans, Inc., 4.250%,
                     due 12/19/07                                        31,750
     9,000         Ford Motor Credit Co., 7.500%, due 03/15/05            9,513
     8,000         Ford Motor Credit Co., 7.875%, due 06/15/10            8,606
    20,000         General Electric Capital Corp., 5.000%,
                     due 06/15/07                                        21,972
    10,000         General Electric Capital Corp., 5.450%,
                     due 01/15/13                                        10,940
     6,000         General Motors Acceptance Corp., 7.625%,
                     due 06/15/04                                         6,291
     9,000         General Motors Acceptance Corp., 7.750%,
                     due 01/19/10                                         9,864
     2,000         General Motors Acceptance Corp., 8.000%,
                     due 11/01/31                                         2,072
     8,000         Goldman Sachs Group, Inc., 6.600%, due
                     01/15/12                                             9,347
    45,000         Household Finance Corp., 5.875%, due
                     09/25/04                                            47,504
    20,000         Morgan Stanley, 5.300%, due 03/01/13                  21,379
    20,000   @@,#  PF Export Receivables Master Trust, 3.748%,
                     due 06/01/13                                        20,386
     4,000         Textron Financial Corp., 7.125%, due
                     12/09/04                                             4,288
                                                                   ------------
                                                                        263,214
                                                                   ------------
                   ELECTRIC: 0.0%
     5,000         Boston Edison Co., 4.875%, due 10/15/12                5,348
     2,000         Dominion Resources, Inc., 6.250%, due
                     06/30/12                                             2,282
     5,000         Duke Energy Corp., 7.375%, due 03/01/10                5,932
     9,000         Georgia Power Co., 4.875%, due 07/15/07                9,756
                                                                   ------------
                                                                         23,318
                                                                   ------------
                   FOOD: 0.1%
    15,000         Archer-Daniels-Midland Co., 5.935%, due
                     10/01/32                                            16,420
     6,000         ConAgra Foods, Inc., 7.500%, due 09/15/05              6,702
     7,000         General Mills, Inc., 5.125%, due 02/15/07              7,656
     8,000         Kellogg Co., 7.450%, due 04/01/31                     10,480
     3,000         Safeway, Inc., 5.800%, due 08/15/12                    3,259
     7,000         Unilever Capital Corp., 6.875%, due 11/01/05           7,845
                                                                   ------------
                                                                         52,362
                                                                   ------------
                   INSURANCE: 0.1%
    35,000         Allstate Corp., 7.875%, due 05/01/05                  38,974
                                                                   ------------
                                                                         38,974
                                                                   ------------
                   MACHINERY-DIVERSIFIED: 0.0%
     3,000         Dover Corp., 6.450%, due 11/15/05                      3,333
                                                                   ------------
                                                                          3,333
                                                                   ------------
                   MEDIA: 0.0%
    20,000         Time Warner, Inc., 6.950%, due 01/15/28               21,608
                                                                   ------------
                                                                         21,608
                                                                   ------------
                   OIL & GAS: 0.0%
     2,000   @@    Canadian Natural Resources Ltd., 5.450%,
                     due 10/01/12                                         2,196
    10,000   @@    Conoco Funding Co., 5.450%, due 10/15/06              11,011
    10,000         Conoco, Inc., 5.900%, due 04/15/04                    10,377
                                                                   ------------
                                                                         23,584
                                                                   ------------
                   PHARMACEUTICALS: 0.0%
     8,000         Abbott Laboratories, 5.625%, due 07/01/06              8,884
                                                                   ------------
                                                                          8,884
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Growth
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
  Amount                                                               Value
----------                                                         -------------
                   PIPELINES: 0.0%
$    5,000         Duke Energy Field Services LLC, 7.500%,
                     due 08/16/05                                  $      5,479
     5,000   #     Equitable Resources, Inc., 5.150%,
                     due 03/01/18                                         5,430
                                                                   ------------
                                                                         10,909
                                                                   ------------
                   REGIONAL (STATE/PROVINCE): 0.1%
    10,000   @@    Province of Ontario, 6.000%, due 02/21/06             11,103
     5,000   @@    Province of Ontario, 3.282%, due 03/28/08              5,155
    10,000   @@    Province of Quebec, 7.500%, due 09/15/29              13,722
                                                                   ------------
                                                                         29,980
                                                                   ------------
                   RETAIL: 0.0%
     4,000         May Department Stores Co., 6.900%, due
                     01/15/32                                             4,488
     5,000         Target Corp., 7.000%, due 07/15/31                     6,205
     8,000         Wal-Mart Stores, Inc., 6.875%, due
                     08/10/09                                             9,683
                                                                   ------------
                                                                         20,376
                                                                   ------------
                   SOVEREIGN: 0.0%
     3,000   @@    Mexico Government Intl. Bond, 8.000%,
                     due 09/24/22                                         3,447
                                                                   ------------
                                                                          3,447
                                                                   ------------
                   TELECOMMUNICATIONS: 0.1%
    20,000         Sprint Capital Corp., 6.000%, due 01/15/07            21,096
    10,000         Verizon Global Funding Corp., 7.250%,
                     due 12/01/10                                        12,034
                                                                   ------------
                                                                         33,130
                                                                   ------------
                   Total Corporate Bonds
                     (Cost $611,626)                                    671,705
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.3%
                   FEDERAL HOME LOAN MORTGAGE ASSOCIATION: 0.5%
    21,710         6.000%, due 06/01/28                                  22,538
   230,634         6.500%, due 01/01/24                                 241,385
    39,205         7.500%, due 12/01/11                                  42,047
                                                                   ------------
                                                                        305,970
                                                                   ------------
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION: 4.1%
    55,000         2.375%, due 04/13/06                                  55,541
   665,000         3.500%, due 01/28/08                                 685,708
    60,000         5.500%, due 07/25/17 TBA                              62,306
   800,000         5.500%, due 01/14/33 TBA                             826,500
   380,000         6.000%, due 08/25/33 TBA                             393,656
    78,905         6.500%, due 11/01/13                                  82,961
    49,090         6.500%, due 11/01/27                                  51,243
    80,000         6.500%, due 05/15/29 TBA                              83,400
   230,000         7.000%, due 05/01/30 TBA                             242,363
    23,346         7.500%, due 07/01/11                                  25,056
   120,978         8.500%, due 09/01/26                                 132,076
                                                                   ------------
                                                                      2,640,810
                                                                   ------------
                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.7%
   120,000         6.000%, due 08/15/32 TBA                             125,287
    80,723         6.500%, due 01/15/29                                  84,759
   192,882         7.000%, due 02/15/28                                 203,583
    38,033         8.000%, due 07/15/24                                  41,644
                                                                   ------------
                                                                        455,273
                                                                   ------------
                   Total U.S. Government Agency Obligations
                     (Cost $3,311,921)                                3,402,053
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 5.2%
                   U.S. TREASURY BONDS: 1.4%
   110,000         5.375%, due 02/15/31                                 127,841
   144,000         6.125%, due 08/15/29                                 181,007
   392,000         8.125%, due 05/15/21                                 583,437
                                                                   ------------
                                                                        892,285
                                                                   ------------
                   U.S. TREASURY NOTES: 3.8%
   116,000         1.625%, due 04/30/05                                 116,757
   490,000         2.625%, due 05/15/08                                 498,154
   660,000         3.000%, due 11/30/03                                 666,368
   102,000         3.000%, due 01/31/04                                 103,295
    10,000         3.000%, due 02/29/04                                  10,142
    14,000         3.375%, due 04/30/04                                  14,290
   538,000         3.625%, due 05/15/13                                 550,484
    15,000         4.625%, due 05/15/06                                  16,322
    21,000         4.750%, due 02/15/04                                  21,537
   125,000         5.000%, due 08/15/11                                 141,948
   189,000         5.875%, due 11/15/04                                 201,750
    36,000         6.000%, due 08/15/09                                  42,884
    72,000         6.500%, due 08/15/05                                  80,072
                                                                   ------------
                                                                      2,464,003
                                                                   ------------
                   Total U.S. Treasury Obligations
                     (Cost $3,223,973)                                3,356,288
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.8%
                   CREDIT CARD ABS: 0.1%
    60,000         Chemical Master Credit Card Trust 1,
                     7.090%, due 02/15/09                                65,471
                                                                   ------------
                                                                         65,471
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 0.5%
   300,000         Core Investment Grade Bond Trust I,
                     4.727%, due 11/30/07                               319,292
                                                                   ------------
                                                                        319,292
                                                                   ------------
                   WHOLE LOAN COLLATERALIZED MORTGAGE: 0.2%
    92,241         Bank of America Mortgage Securities, 4.413%,
                     due 03/25/33                                        95,055
                                                                   ------------
                                                                         95,055
                                                                   ------------
                   Total Collateralized Mortgage Obligations
                     (Cost $455,475)                                    479,818
                                                                   ------------
                   Total Long-Term Investments
                     (Cost $58,155,131)                              62,544,433
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Growth
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
----------                                                         -------------
SHORT-TERM INVESTMENTS: 4.3%
                   COMMERCIAL PAPER: 1.5%
$  300,000         Household Finance Corp., 1.250%, due 06/10/03   $    299,917
   300,000         Old Line Funding Corp., 1.260%, due 06/18/03         299,832
   142,000         Stellar Funding Group, 1.260%, due 06/03/03          141,995
   200,000         UBS Finance, Inc., 1.250%, due 06/04/03              199,986
                                                                   ------------
                                                                        941,730
                                                                   ------------

                   REPURCHASE AGREEMENT: 2.8%
 1,826,000         State Street Repurchase Agreement
                     dated 05/30/03, 1.250%, due 06/02/03,
                     $1,826,190 to be received upon
                     repurchase (Collateralized by
                     $1,860,000 FHLB, 1.300%, Market Value
                     $1,863,761, due 04/12/04)                        1,826,000
                                                                   ------------
                                                                      1,826,000
                                                                   ------------
                   Total Short-Term Investments
                     (Cost $2,767,730)                                2,767,730
                                                                   ------------
                   TOTAL INVESTMENTS IN SECURITIES
                     (COST $ 60,922,861)*             101.8%       $ 65,312,163
                   OTHER ASSETS AND LIABILITIES-NET    (1.8)         (1,139,223)
                                                      -----        ------------
                   NET ASSETS                         100.0%       $ 64,172,940
                                                      =====        ============

@     Non-income producing security
@@    Foreign Issuer
ADR   American Depositary Receipt
A     Related Party
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Directors.
TBA   To be announced
REITs Real Estate Investment Trusts
*     Cost for federal income tax purposes is $62,159,945.
      Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                            $  3,958,122
          Gross Unrealized Depreciation                                (805,904)
                                                                   ------------
          Net Unrealized Appreciation                              $  3,152,218
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Balanced
Fund
                  PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
COMMON STOCK: 65.3%
                   AEROSPACE/DEFENSE: 0.8%
     3,050         Boeing Co.                                      $     93,543
     5,100         Goodrich Corp.                                        93,177
     5,850         Lockheed Martin Corp.                                271,557
     6,100         Rockwell Collins, Inc.                               140,178
     1,850         United Technologies Corp.                            126,263
                                                                   ------------
                                                                        724,718
                                                                   ------------
                   AGRICULTURE: 0.4%
     8,400         Altria Group, Inc.                                   346,920
                                                                   ------------
                                                                        346,920
                                                                   ------------
                   APPAREL: 0.7%
     3,950   @     Jones Apparel Group, Inc.                            115,972
     7,850         Liz Claiborne, Inc.                                  266,037
     2,500   @     Quiksilver, Inc.                                      42,325
     5,500   @     Reebok Intl. Ltd                                     174,350
     5,200   @     Skechers U.S.A., Inc.                                 38,896
                                                                   ------------
                                                                        637,580
                                                                   ------------
                   AUTO MANUFACTURERS: 0.7%
    25,550         Ford Motor Co.                                       268,275
       500   @@    Honda Motor Co. Ltd.                                  17,862
     2,700   @@    Nissan Motor Co. Ltd.                                 21,342
     2,650         Paccar, Inc.                                         175,616
       700   @@    Renault SA                                            31,100
     2,200   @@    Toyota Motor Corp.                                    52,509
       700   @@    Volkswagen AG                                         25,020
                                                                   ------------
                                                                        591,724
                                                                   ------------
                   AUTO PARTS & EQUIPMENT: 0.1%
     1,000   @@    Bridgestone Corp.                                     13,071
     5,325   @     Dura Automotive Systems, Inc.                         48,031
                                                                   ------------
                                                                         61,102
                                                                   ------------
                   BANKS: 4.0%
     2,300   @@    Australia & New Zealand Banking Group Ltd.            27,945
       600   @@    Banco Popular Espanol                                 31,745
     6,200   @@    Banco Santander Central Hispano SA                    49,621
    10,700         Bank of America Corp.                                793,940
     1,900   @@    Bank of Ireland                                       23,557
     4,800         Bank One Corp.                                       179,328
     1,200   @@    BNP Paribas                                           59,262
     2,050   @@    Credit Suisse Group                                   55,209
     2,000   @@    DBS Group Holdings Ltd.                               11,336
       600   @@    Deutsche Bank AG                                      35,514
     1,800   @@    Dexia                                                 23,739
     3,000   @@    Fortis                                                48,758
     3,300   @@    HBOS PLC                                              38,031
     6,900         Hibernia Corp.                                       133,239
     5,600   @@    HSBC Holdings PLC                                     65,685
     4,500   @@    Lloyds TSB Group PLC                                  32,747
         4   @@    Mitsubishi Tokyo Financial Group, Inc.                15,326
     2,100   @@    National Australia Bank Ltd.                          45,519
     8,800         National City Corp.                                  297,616
     3,107   @@    Royal Bank of Scotland Group PLC                      80,428
       400   @@    Societe Generale                                      24,393
     1,300   @@    St George Bank Ltd.                                   18,015
         4   @@    Sumitomo Mitsui Financial Group, Inc.                  6,620
     1,000   @@    UBS AG                                                54,045
     6,800   @@    UniCredito Italiano S.p.A.                            31,032
    18,750         US BanCorp.                                          444,375
    12,400         Wachovia Corp.                                       498,232
     6,850         Wells Fargo & Co.                                    330,855
                                                                   ------------
                                                                      3,456,112
                                                                   ------------
                   BEVERAGES: 1.2%
    10,050         Coca-Cola Co.                                        457,978
     1,750   @     Constellation Brands, Inc.                            48,248
     3,700   @@    Diageo PLC                                            40,259
     1,000   @@    Interbrew                                             21,055
     7,400         Pepsi Bottling Group, Inc.                           150,886
     7,000         PepsiCo, Inc.                                        309,400
                                                                   ------------
                                                                      1,027,826
                                                                   ------------
                   BIOTECHNOLOGY: 0.5%
     5,300   @     Amgen, Inc.                                          342,963
     2,200   @     Invitrogen Corp.                                      85,844
                                                                   ------------
                                                                        428,807
                                                                   ------------
                   BUILDING MATERIALS: 0.0%
     1,000   @@    CRH PLC                                               15,609
     1,000   @@    Tostem Inax Holding Corp.                             13,605
                                                                   ------------
                                                                         29,214
                                                                   ------------
                   CHEMICALS: 0.8%
       100   @@    Air Liquide                                           15,263
       400   @@    BASF AG                                               17,125
     1,900   @@    Bayer AG                                              38,766
     4,550         Dow Chemical Co.                                     144,690
     5,000         Du Pont EI de Nemours & Co.                          210,700
     2,725         HB Fuller Co.                                         64,910
     6,250         Rohm & Haas Co.                                      202,688
       900   @@    Shin-Etsu Chemical Co. Ltd.                           27,752
                                                                   ------------
                                                                        721,894
                                                                   ------------
                   COMMERCIAL SERVICES: 0.7%
       350   @@    Adecco SA                                             13,086
     3,125   @     Corporate Executive Board Co.                        131,875
     2,000   @@    Dai Nippon Printing Co. Ltd.                          20,689
     4,150         H&R Block, Inc.                                      169,901
    10,600   @@    Macquarie Infrastructure Group                        24,506
     8,200   @@    Mayne Group Ltd.                                      13,836
     6,550   @     Quintiles Transnational Corp.                         92,683
     2,075   @     Rent-A-Center, Inc.                                  137,863
                                                                   ------------
                                                                        604,439
                                                                   ------------
                   COMPUTERS: 2.7%
       400   @@    Cap Gemini SA                                         13,944
    19,850   @     Dell Computer Corp.                                  621,106
     8,650   @     EMC Corp.                                             93,593
     3,050   @     Fidelity National Information Solutions, Inc.         80,184
     1,000   @@    Fujitsu Ltd.                                           3,259
    12,450         Hewlett-Packard Co.                                  242,775
       600   @@    Hitachi Information Systems Ltd.                      14,071
     6,850         International Business Machines Corp.                603,074
     2,400   @     Lexmark Intl., Inc.                                  178,560
       100   @@    Obic Co. Ltd.                                         16,453
     5,575   @     Perot Systems Corp.                                   59,151
       750   @     Synopsys, Inc.                                        45,968
       300   @@    TDK Corp.                                             13,395

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Balanced
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   COMPUTERS (CONTINUED):
     7,750   @     Veritas Software Corp.                          $    215,063
    10,825   @     Western Digital Corp.                                135,529
                                                                   ------------
                                                                      2,336,125
                                                                   ------------
                   COSMETICS/PERSONAL CARE: 1.4%
    11,700         Gillette Co.                                         393,237
     1,000   @@    Kao Corp.                                             18,424
     9,100         Procter & Gamble Co.                                 835,562
                                                                   ------------
                                                                      1,247,223
                                                                   ------------
                   DISTRIBUTION/WHOLESALE: 0.2%
     1,000   @     Handleman Co.                                         18,240
    34,000   @@    Li & Fung Ltd.                                        42,437
     3,000   @@    Mitsui & Co. Ltd.                                     13,953
     1,550   @     Scansource, Inc.                                      38,905
     2,225   @     Tech Data Corp.                                       55,358
                                                                   ------------
                                                                        168,893
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 6.0%
     2,950   @     Affiliated Managers Group                            162,250
     5,350         American Express Co.                                 222,881
     2,400         Bear Stearns Cos., Inc.                              185,448
     4,450         Capital One Financial Corp.                          214,356
    31,500         Citigroup, Inc.                                    1,292,130
     2,650         Countrywide Financial Corp.                          195,172
       600   @@    Credit Saison Co. Ltd.                                10,532
     8,100         Fannie Mae                                           599,400
     7,050         Freddie Mac                                          421,660
    17,300         JP Morgan Chase & Co.                                568,478
     3,750         Lehman Brothers Holdings, Inc.                       268,613
    15,900         MBNA Corp.                                           318,795
     9,200         Merrill Lynch & Co., Inc.                            398,360
     4,400         Morgan Stanley                                       201,300
     2,075         New Century Financial Corp.                           96,903
     2,000   @@    Nomura Holdings, Inc.                                 20,664
       200   @@    ORIX Corp.                                             9,642
                                                                   ------------
                                                                      5,186,584
                                                                   ------------
                   ELECTRIC: 1.5%
       600   @@    Chubu Electric Power Co., Inc.                        11,861
     4,450         Cinergy Corp.                                        168,833
     4,600         CMS Energy Corp.                                      36,432
     1,150         Dominion Resources, Inc.                              72,450
     3,700         Duke Energy Corp.                                     71,706
     1,300   @@    E.ON AG                                               67,036
     2,100   @@    Endesa SA                                             33,676
     4,650         Exelon Corp.                                         266,445
     3,250         FPL Group, Inc.                                      216,027
     1,700   @@    Iberdrola SA                                          29,702
     5,975   @@    National Grid Transco PLC                             38,613
     1,850         PNM Resources, Inc.                                   49,118
     4,150         PPL Corp.                                            167,826
     2,800         Southern Co.                                          88,144
     1,200   @@    Tohoku Electric Power Co., Inc.                       18,556
                                                                   ------------
                                                                      1,336,425
                                                                   ------------
                   ELECTRICAL COMPONENTS & EQUIPMENT: 0.3%
     7,500   @     American Power Conversion                            116,325
     1,700         Emerson Electric Co.                                  88,910
       100   @@    Funai Electric Co. Ltd.                               10,782
     3,000   @@    Hitachi Ltd.                                          11,831
     1,000   @@    Sharp Corp.                                           10,321
                                                                   ------------
                                                                        238,169
                                                                   ------------
                   ELECTRONICS: 0.5%
     1,700   @     Benchmark Electronics, Inc.                           48,348
     4,100   @     Itron, Inc.                                           89,134
       100   @@    Keyence Corp.                                         17,776
     1,400   @@    Koninklijke Philips Electronics NV                    27,424
       200   @@    Kyocera Corp.                                         11,038
     3,050   @,@@  Mettler Toledo Intl., Inc.                           109,282
       500   @@    Secom Co. Ltd.                                        15,391
     5,000   @     Waters Corp.                                         141,800
                                                                   ------------
                                                                        460,193
                                                                   ------------
                   ENGINEERING & CONSTRUCTION: 0.0%
     5,000   @@    Kajima Corp.                                          11,095
                                                                   ------------
                                                                         11,095
                                                                   ------------
                   ENTERTAINMENT: 0.3%
     6,650   @     Alliance Gaming Corp.                                107,198
     2,950   @     GTECH Holdings Corp.                                 103,663
     2,700   @@    TABCorp. Holdings Ltd.                                18,146
                                                                   ------------
                                                                        229,007
                                                                   ------------
                   ENVIRONMENTAL CONTROL: 0.1%
     9,550   @     Allied Waste Industries, Inc.                         94,354
                                                                   ------------
                                                                         94,354
                                                                   ------------
                   FOOD: 0.9%
     1,000   @@    Ajinomoto Co., Inc.                                    9,930
       800   @@    Carrefour SA                                          35,821
     1,300   @@    Foodland Associated Ltd.                              16,473
       200   @@    Groupe Danone                                         27,530
     6,500         HJ Heinz Co.                                         214,955
     6,750         Kellogg Co.                                          237,600
     2,000   @@    Kikkoman Corp.                                        12,973
     1,600   @@    Koninklijke Ahold NV                                  11,922
       340   @@    Nestle SA                                             71,249
     1,500         Sensient Technologies Corp.                           33,960
     6,800   @@    Tesco PLC                                             22,853
     1,200   @@    Unilever NV ADR                                       69,876
                                                                   ------------
                                                                        765,142
                                                                   ------------
                   FOOD SERVICE: 0.0%
     3,800   @@    Compass Group PLC                                     20,580
                                                                   ------------
                                                                         20,580
                                                                   ------------
                   FOREST PRODUCTS & PAPER: 0.2%
     2,500         International Paper Co.                               91,675
     2,600         Plum Creek Timber Co., Inc.                           68,640
     1,900   @@    Stora Enso OYJ                                        19,988
                                                                   ------------
                                                                        180,303
                                                                   ------------
                   GAS: 0.3%
     6,475         Oneok, Inc.                                          131,896
     1,600         Peoples Energy Corp.                                  68,224
     9,000   @@    Tokyo Gas Co. Ltd.                                    28,065
                                                                   ------------
                                                                        228,185
                                                                   ------------
                   HAND/MACHINE TOOLS: 0.2%
     2,900         Black & Decker Corp.                                 125,599
       400   @@    Schneider Electric SA                                 18,278
                                                                   ------------
                                                                        143,877
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Balanced
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   HEALTHCARE-PRODUCTS: 1.8%
     3,950         CR Bard, Inc.                                   $    277,092
     3,375   @     Edwards Lifesciences Corp.                           102,330
     5,450         Guidant Corp.                                        230,426
     2,300         Invacare Corp.                                        75,118
    12,000         Johnson & Johnson                                    652,200
     4,050   @     Respironics, Inc.                                    149,364
     1,975   @     Varian Medical Systems, Inc.                         110,106
                                                                   ------------
                                                                      1,596,636
                                                                   ------------
                   HEALTHCARE-SERVICES: 1.4%
     3,150         Aetna, Inc.                                          180,873
     2,750   @     Anthem, Inc.                                         201,712
     5,400   @     Humana, Inc.                                          70,146
     3,575   @     Pacificare Health Systems                            138,206
     3,550   @     Sierra Health Services                                72,704
     3,600         UnitedHealth Group, Inc.                             345,384
     2,700   @     WellPoint Health Networks                            230,418
                                                                   ------------
                                                                      1,239,443
                                                                   ------------
                   HOLDING COMPANIES-DIVERSIFIED: 0.0%
     5,000   @@    Hutchison Whampoa Ltd.                                30,562
                                                                   ------------
                                                                         30,562
                                                                   ------------
                   HOME BUILDERS: 0.2%
     2,000         Centex Corp.                                         155,260
                                                                   ------------
                                                                        155,260
                                                                   ------------
                   HOME FURNISHINGS: 0.0%
     2,000   @@    Matsushita Electric Industrial Co. Ltd.               18,424
       600   @@    Sony Corp.                                            16,468
                                                                   ------------
                                                                         34,892
                                                                   ------------
                   HOUSEHOLD PRODUCTS/WARES: 0.2%
    10,950   @     American Greetings                                   194,143
                                                                   ------------
                                                                        194,143
                                                                   ------------
                   INSURANCE: 2.6%
     1,564   @@    Aegon NV                                              14,691
     7,650         Aflac, Inc.                                          251,761
     8,400         Allstate Corp.                                       302,316
    10,650         American Intl. Group                                 616,422
     5,700   @@    AMP Ltd.                                              17,915
     1,600   @@    Assicurazioni Generali S.p.A.                         38,054
     3,700   @@    Aviva PLC                                             26,905
     3,531         Fidelity National Financial, Inc.                    109,716
     3,750         First American Corp.                                 101,550
     1,600         Landamerica Financial Group, Inc.                     75,440
         3   @@    Millea Holdings, Inc.                                 21,814
       300   @@    Muenchener Rueckversicherungs AG                      32,073
     6,400         Principal Financial Group                            203,264
     3,500         Progressive Corp.                                    252,000
     3,800         Safeco Corp.                                         137,332
       500   @@    Swiss Reinsurance                                     31,934
       416   @@    Zurich Financial Services AG                          50,320
                                                                   ------------
                                                                      2,283,507
                                                                   ------------
                   INTERNET: 0.5%
     1,200   @     eBay, Inc.                                           122,052
     3,000   @     eSpeed, Inc.                                          45,900
     7,175   @     RSA Security, Inc.                                    80,288
     3,650   @     Symantec Corp.                                       165,053
                                                                   ------------
                                                                        413,293
                                                                   ------------
                   IRON/STEEL: 0.0%
    16,000   @@    Nippon Steel Corp.                                    18,292
     1,000   @@    ThyssenKrupp AG                                       10,464
                                                                   ------------
                                                                         28,756
                                                                   ------------
                   LODGING: 0.2%
     3,400   @     Harrah's Entertainment, Inc.                         136,306
     3,200   @     La Quinta Corp.                                       14,368
       700         Starwood Hotels & Resorts Worldwide, Inc.             20,286
                                                                   ------------
                                                                        170,960
                                                                   ------------
                   MACHINERY-DIVERSIFIED: 0.4%
     1,050         AGCO Corp.                                            18,774
     4,400         Deere & Co.                                          192,148
     2,225   @     Flowserve Corp.                                       40,384
     5,750         Rockwell Automation, Inc.                            135,988
                                                                   ------------
                                                                        387,294
                                                                   ------------
                   MEDIA: 1.9%
    18,150   @     AOL Time Warner, Inc.                                276,243
     2,450   @     Clear Channel Communications, Inc.                    99,715
     9,400   @     Comcast Corp.                                        283,034
     3,125   @     Entercom Communications Corp.                        151,719
       950         Gannett Co., Inc.                                     75,050
     1,225         Media General, Inc.                                   72,079
     2,450         Meredith Corp.                                       107,727
     3,200   @@    Pearson PLC                                           29,781
     4,100   @@    Reed Elsevier PLC                                     33,886
     1,500   @     Scholastic Corp.                                      46,740
     7,150   @     Viacom, Inc.                                         325,468
     1,200   @@    Vivendi Universal SA                                  22,150
     8,300         Walt Disney Co.                                      163,095
                                                                   ------------
                                                                      1,686,687
                                                                   ------------
                   METAL FABRICATE/HARDWARE: 0.1%
     3,400         Quanex Corp.                                         108,460
                                                                   ------------
                                                                        108,460
                                                                   ------------
                   MINING: 0.1%
     2,700   @@    Anglo American PLC                                    41,821
     5,400   @@    BHP Billiton Ltd.                                     30,837
                                                                   ------------
                                                                         72,658
                                                                   ------------
                   MISCELLANEOUS MANUFACTURING: 2.7%
     1,600         3M Co.                                               202,352
     5,950         Eastman Kodak Co.                                    182,308
     1,000   @@    Fuji Photo Film Co. Ltd.                              27,629
    56,400         General Electric Co.                               1,618,680
     3,500         Honeywell Intl., Inc.                                 91,700
     5,000   @@    Mitsubishi Heavy Industries Ltd.                      10,702
       800   @@    Siemens AG                                            38,061
     8,000   @@    Tyco Intl. Ltd.                                      141,600
                                                                   ------------
                                                                      2,313,032
                                                                   ------------
                   OFFICE/BUSINESS EQUIPMENT: 0.4%
     1,000   @@    Canon, Inc.                                           42,571
    13,775         IKON Office Solutions, Inc.                          120,945
    16,400   @     Xerox Corp.                                          179,252
                                                                   ------------
                                                                        342,768
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Balanced
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   OIL & GAS: 3.4%
     4,550         Anadarko Petroleum Corp.                        $    224,224
    19,830   @@    BP PLC                                               137,712
     4,350         ChevronTexaco Corp.                                  308,589
     2,650         ConocoPhillips                                       143,020
     2,500   @@    ENI-Ente Nazionale Idrocarburi S.p.A.                 40,423
    27,400         Exxon Mobil Corp.                                    997,360
     3,625   @     Houston Exploration Co.                              113,281
     6,700         Marathon Oil Corp.                                   172,391
     6,750         Occidental Petroleum Corp.                           227,745
     3,500   @@    Royal Dutch Petroleum Co.                            159,355
     7,700   @     Tesoro Petroleum Corp.                                53,977
       850   @@    Total SA                                             124,943
     5,950         Unocal Corp.                                         179,036
     3,325         Vintage Petroleum, Inc.                               39,235
                                                                   ------------
                                                                      2,921,291
                                                                   ------------
                   OIL & GAS SERVICES: 0.1%
    12,900   @     Veritas DGC, Inc.                                    120,615
                                                                   ------------
                                                                        120,615
                                                                   ------------
                   PACKAGING & CONTAINERS: 0.3%
     3,800   @@    Amcor Ltd.                                            20,411
     2,400         Ball Corp.                                           118,848
     7,300   @     Pactiv Corp.                                         142,715
                                                                   ------------
                                                                        281,974
                                                                   ------------
                   PHARMACEUTICALS: 4.1%
     6,450         Abbott Laboratories                                  287,347
     1,400   @@    AstraZeneca PLC                                       57,141
       900   @@    Aventis SA                                            47,080
     4,550         Eli Lilly & Co.                                      271,954
     5,150   @     Forest Laboratories, Inc.                            260,075
     3,000   @@    GlaxoSmithKline PLC ADR                              120,030
     6,725         ICN Pharmaceuticals, Inc.                            100,875
     9,650   @     King Pharmaceuticals, Inc.                           138,092
     1,075   @     Medicis Pharmaceutical                                60,200
    15,100         Merck & Co., Inc.                                    839,258
     2,400   @@    Novartis AG                                           95,437
    32,050         Pfizer, Inc.                                         994,191
       800   @@    Roche Holding AG                                      60,912
     1,200   @@    Takeda Chemical Industries Ltd.                       47,146
     2,000   @@    Tanabe Seiyaku Co. Ltd.                               13,976
     3,300   @     Watson Pharmaceuticals, Inc.                         122,166
                                                                   ------------
                                                                      3,515,880
                                                                   ------------
                   PIPELINES: 0.1%
       975         Williams Energy Partners LP                           42,627
                                                                   ------------
                                                                         42,627
                                                                   ------------
                   REAL ESTATE: 0.2%
     4,000   @@    Cheung Kong Holdings Ltd.                             24,533
     3,750         LNR Property Corp.                                   143,850
                                                                   ------------
                                                                        168,383
                                                                   ------------
                   REITS: 4.6%
       600         Acadia Realty Trust                                    5,382
     1,400         Alexandria Real Estate Equities, Inc.                 62,020
     2,000         AMB Property Corp.                                    54,820
     1,100         American Land Lease, Inc.                             18,975
     3,100         Apartment Investment & Management Co.                109,213
     4,272         Archstone-Smith Trust                                101,503
     2,100         Arden Realty, Inc.                                    54,285
     1,700         Bedford Property Investors                            46,750
     3,000         Boston Properties, Inc.                              125,760
     2,600         Brandywine Realty Trust                               61,672
     1,100         BRE Properties                                        35,442
     1,200         Camden Property Trust                                 41,688
     1,300         Capital Automotive REIT                               35,295
     2,600         CarrAmerica Realty Corp.                              72,228
     2,100         CBL & Associates Properties, Inc.                     91,056
     1,200         Centerpoint Properties Trust                          71,340
     1,400         Chateau Communities, Inc.                             41,972
     4,450         Chelsea Property Group, Inc.                         184,942
     1,600         Colonial Properties Trust                             56,000
     2,100         Commercial Net Lease Realty                           35,259
     2,800         Corporate Office Properties Trust SBI MD              44,464
     1,500         Developers Diversified Realty Corp.                   42,345
     9,587         Equity Office Properties Trust                       257,986
       800         Equity One, Inc.                                      13,000
     8,006         Equity Residential                                   211,999
       400         Essex Property Trust, Inc.                            22,796
     1,200         FelCor Lodging Trust, Inc.                            10,188
     2,400         General Growth Properties, Inc.                      140,760
     2,800         Glenborough Realty Trust, Inc.                        52,220
     1,300         Health Care Property Investors, Inc.                  50,973
     2,300         Hospitality Properties Trust                          72,657
     6,100   @     Host Marriott Corp.                                   54,900
     9,300         HRPT Properties Trust                                 88,257
     2,800         iStar Financial, Inc.                                 92,400
     2,100         Kilroy Realty Corp.                                   55,083
     3,625         Kimco Realty Corp.                                   135,575
     2,500         Mack-Cali Realty Corp.                                85,925
     2,150         Meristar Hospitality Corp.                            11,395
     3,100         MFA Mortgage Investments, Inc.                        30,597
     2,900         National Health Investors, Inc.                       49,155
     3,900         New Plan Excel Realty Trust                           81,237
     2,100         Newcastle Investment Corp.                            36,624
     1,100         Pan Pacific Retail Properties, Inc.                   43,219
     1,800         Pennsylvania Real Estate Investment Trust             50,796
     4,000         Prologis                                             107,560
     1,600         PS Business Parks, Inc.                               54,400
     1,050         Public Storage, Inc.                                  35,879
     2,200         Reckson Associates Realty Corp.                       44,550
     2,000         Rouse Co.                                             74,240
       800         Senior Housing Properties Trust                       10,664
     5,100         Simon Property Group, Inc.                           191,862
     1,300         SL Green Realty Corp.                                 44,902
     1,600         Sovran Self Storage, Inc.                             48,080
     2,000         Taubman Centers, Inc.                                 38,800
     3,700         United Dominion Realty Trust, Inc.                    63,270
     4,400         Ventas, Inc.                                          62,260
     3,600         Vornado Realty Trust                                 151,920
                                                                   ------------
                                                                      3,968,540
                                                                   ------------
                   RETAIL: 3.3%
     3,800         Claire's Stores, Inc.                                113,658
     9,800         Dollar General Corp.                                 183,260
     4,850         Federated Department Stores                          157,625
     9,450         Home Depot, Inc.                                     307,031

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Balanced
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   RETAIL (CONTINUED):
       800   @@    Inditex SA                                      $     18,012
     1,000   @@    Ito-Yokado Co. Ltd.                                   24,400
     2,200   @     Jack in the Box, Inc.                                 46,244
     8,000         JC Penney Co., Inc.                                  138,560
     3,200         Lowe's Cos., Inc.                                    135,232
     2,600   @@    Marks & Spencer Group PLC                             12,111
     5,250         McDonald's Corp.                                      98,333
     6,650   @     Movie Gallery, Inc.                                  123,956
    10,400   @     Office Depot, Inc.                                   139,360
       200   @@    Pinault-Printemps-Redoute                             16,609
     4,900   @     ShopKo Stores, Inc.                                   57,281
     5,925   @     Sports Authority, Inc.                                58,539
     9,800   @     Staples, Inc.                                        190,022
     2,625   @     United Auto Group, Inc.                               49,350
    18,300         Wal-Mart Stores, Inc.                                962,763
                                                                   ------------
                                                                      2,832,346
                                                                   ------------
                   SAVINGS & LOANS: 1.3%
     6,675         BankAtlantic BanCorp., Inc.                           77,029
     1,400         Downey Financial Corp.                                61,460
     4,050   @     FirstFed Financial Corp.                             137,416
    10,450         Flagstar BanCorp., Inc.                              206,910
     5,300         New York Community BanCorp., Inc.                    146,810
     9,800         Washington Mutual, Inc.                              399,644
     1,600         Webster Financial Corp.                               60,560
                                                                   ------------
                                                                      1,089,829
                                                                   ------------
                   SEMICONDUCTORS: 0.9%
    18,050   @     Applied Micro Circuits Corp.                          90,611
     1,500   @,@@  ASML Holding NV                                       15,029
     5,200   @     Cirrus Logic, Inc.                                    18,356
     2,100   @@    Infineon Technologies AG                              18,630
    26,950         Intel Corp.                                          561,638
       200   @@    Rohm Co. Ltd.                                         20,786
    12,325   @     Silicon Image, Inc.                                   72,348
       300   @@    Tokyo Electron Ltd.                                   12,409
                                                                   ------------
                                                                        809,807
                                                                   ------------
                   SOFTWARE: 4.3%
     6,150   @     Citrix Systems, Inc.                                 134,254
     9,900         Computer Associates Intl., Inc.                      214,533
    13,550   @     Compuware Corp.                                       82,248
     2,850   @     Electronic Arts, Inc.                                195,396
     3,000         First Data Corp.                                     124,260
     3,800         Inter-Tel, Inc.                                       69,578
     4,150   @     Intuit, Inc.                                         191,274
     3,350   @     Mercury Interactive Corp.                            131,689
    62,200         Microsoft Corp.                                    1,530,742
     7,400   @     NETIQ Corp.                                          109,816
    28,225   @     Novell, Inc.                                          93,989
    43,700   @     Oracle Corp.                                         568,537
     5,550   @     Pinnacle Systems, Inc.                                59,108
       300   @@    SAP AG                                                34,043
    14,325   @     ScanSoft, Inc.                                        83,071
    13,750   @     Siebel Systems, Inc.                                 129,113
                                                                   ------------
                                                                      3,751,651
                                                                   ------------
                   TELECOMMUNICATIONS: 4.5%
     1,700   @@    Alcatel SA                                            15,670
    11,925   @     Arris Group, Inc.                                     62,010
    13,100         AT&T Corp.                                           255,319
    16,300   @     Avaya, Inc.                                          107,906
    17,600         BellSouth Corp.                                      466,576
     2,625         Black Box Corp.                                       97,676
    49,450   @     Cisco Systems, Inc.                                  805,046
     3,175   @     Commonwealth Telephone Enterprises, Inc.             133,382
     8,150   @     Comverse Technology, Inc.                            123,961
     2,100   @@    Deutsche Telekom AG                                   31,431
     1,100   @@    France Telecom                                        27,288
     2,075         Harris Corp.                                          62,852
    16,050   @     Nextel Communications, Inc.                          240,590
         8   @@    Nippon Telegraph & Telephone Corp.                    28,170
     4,500   @@    Nokia OYJ ADR                                         81,180
        13   @@    NTT DoCoMo, Inc.                                      27,557
     3,000         Qualcomm, Inc.                                       100,740
     1,850   @     SafeNet, Inc.                                         51,467
     5,800         Scientific-Atlanta, Inc.                             114,202
     7,700   @@    Telecom Italia S.p.A.                                 71,159
    20,000   @@    Telefonaktiebolaget LM Ericsson                       20,609
     4,305   @@    Telefonica SA                                         48,764
    20,000         Verizon Communications, Inc.                         757,000
    72,307   @@    Vodafone Group PLC                                   157,301
                                                                   ------------
                                                                      3,887,856
                                                                   ------------
                   TOYS/GAMES/HOBBIES: 0.4%
     6,650         Hasbro, Inc.                                         106,467
     8,600         Mattel, Inc.                                         184,986
       100   @@    Nintendo Co. Ltd.                                      7,506
                                                                   ------------
                                                                        298,959
                                                                   ------------
                   TRANSPORTATION: 0.7%
         5   @@    East Japan Railway Co.                                24,016
     9,300         United Parcel Service, Inc.                          580,599
                                                                   ------------
                                                                        604,615
                                                                   ------------
                   VENTURE CAPITAL: 0.0%
       100   @@    Jafco Co. Ltd.                                         4,183
                                                                   ------------
                                                                          4,183
                                                                   ------------
                   WATER: 0.1%
     1,300   @@    Suez SA                                               22,332
     1,400   @@    Veolia Environnement                                  31,340
                                                                   ------------
                                                                         53,672
                                                                   ------------
                   Total Common Stock
                     (Cost $51,927,451)                              56,687,070
                                                                   ------------

Principal
 Amount                                                                Value
----------                                                         -------------
CORPORATE BONDS: 2.8%
                   AEROSPACE/DEFENSE: 0.1%
$   40,000         Raytheon Co., 6.150%, due 11/01/08              $     45,594
                                                                   ------------
                                                                         45,594
                                                                   ------------
                   AUTO MANUFACTURERS: 0.0%
    34,000         DaimlerChrysler NA Holding Corp., 7.200%,
                     due 09/01/09                                        39,502
                                                                   ------------
                                                                         39,502
                                                                   ------------
                   BANKS: 0.2%
    36,000         Bank of America Corp., 4.875%, due 09/15/12           38,274
    20,000         Bank One Corp., 6.500%, due 02/01/06                  22,260

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Balanced
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
----------                                                         -------------
                   BANKS (CONTINUED):
$   10,000         M&T Bank Corp., 3.850%, due 04/01/13            $     10,286
    55,000         Mellon Bank NA, 7.625%, due 09/15/07                  65,858
    40,000         Wachovia Bank, 7.875%, due 02/15/10                   49,499
                                                                   ------------
                                                                        186,177
                                                                   ------------
                   BEVERAGES: 0.2%
    11,000         Anheuser-Busch Cos., Inc., 6.500%, due
                     02/01/43                                            13,315
    32,000         Coors Brewing Co., 6.375%, due 05/15/12               37,288
    95,000   #     Pepsi Bottling Holdings, Inc., 5.375%,
                     due 02/17/04                                        97,694
                                                                   ------------
                                                                        148,297
                                                                   ------------
                   COSMETICS/PERSONAL CARE: 0.1%
    22,000         Colgate-Palmolive Co., 5.980%, due 04/25/12           25,634
    12,000         Procter & Gamble Co., 6.875%, due 09/15/09            14,681
                                                                   ------------
                                                                         40,315
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 1.1%
    60,000         American Express Credit Corp., 4.250%,
                     due 02/07/05                                        62,297
    34,000         Associates Corp. of N. America, 6.950%,
                     due 11/01/18                                        42,767
    35,000         Boeing Capital Corp., 7.100%, due 09/27/05            38,660
    60,000         Citigroup, Inc., 7.250%, due 10/01/10                 73,413
   110,000         Countrywide Home Loans, Inc., 4.250%,
                     due 12/19/07                                        116,417
    35,000         Ford Motor Credit Co., 7.500%, due 03/15/05           36,995
    34,000         Ford Motor Credit Co., 7.875%, due 06/15/10           36,574
    65,000         General Electric Capital Corp., 5.000%,
                     due 06/15/07                                        71,409
    40,000         General Electric Capital Corp., 5.450%,
                     due 01/15/13                                        43,759
    24,000         General Motors Acceptance Corp., 7.625%,
                     due 06/15/04                                        25,165
    37,000         General Motors Acceptance Corp., 7.750%,
                     due 01/19/10                                        40,551
     8,000         General Motors Acceptance Corp., 8.000%,
                     due 11/01/31                                         8,288
    30,000         Goldman Sachs Group, Inc., 6.600%, due
                     01/15/12                                            35,052
   145,000         Household Finance Corp., 5.875%, due
                     09/25/04                                           153,069
    70,000         Morgan Stanley, 5.300%, due 03/01/13                  74,826
    80,000   @@,#  PF Export Receivables Master Trust, 3.748%,
                     due 06/01/13                                        81,543
    16,000         Textron Financial Corp., 7.125%, due
                     12/09/04                                            17,150
                                                                   ------------
                                                                        957,935
                                                                   ------------
                   ELECTRIC: 0.1%
    15,000         Boston Edison Co., 4.875%, due 10/15/12               16,045
     9,000         Dominion Resources, Inc., 6.250%, due 06/30/12        10,269
    21,000         Duke Energy Corp., 7.375%, due 03/01/10               24,915
    38,000         Georgia Power Co., 4.875%, due 07/15/07               41,193
                                                                   ------------
                                                                         92,422
                                                                   ------------
                   FOOD: 0.2%
    55,000         Archer-Daniels-Midland Co., 5.935%, due
                     10/01/32                                            60,207
    24,000         ConAgra Foods, Inc., 7.500%, due 09/15/05             26,806
    30,000         General Mills, Inc., 5.125%, due 02/15/07             32,813
    33,000         Kellogg Co., 7.450%, due 04/01/31                     43,231
    11,000         Safeway, Inc., 5.800%, due 08/15/12                   11,950
    29,000         Unilever Capital Corp., 6.875%, due 11/01/05          32,500
                                                                   ------------
                                                                        207,507
                                                                   ------------
                   INSURANCE: 0.1%
    55,000         Allstate Corp., 7.875%, due 05/01/05                  61,245
                                                                   ------------
                                                                         61,245
                                                                   ------------
                   MACHINERY-DIVERSIFIED: 0.0%
    12,000         Dover Corp., 6.450%, due 11/15/05                     13,331
                                                                   ------------
                                                                         13,331
                                                                   ------------
                   MEDIA: 0.1%
    90,000         Time Warner, Inc., 6.950%, due 01/15/28               97,236
                                                                   ------------
                                                                         97,236
                                                                   ------------
                   OIL & GAS: 0.1%
     7,000   @@    Canadian Natural Resources Ltd., 5.450%,
                     due 10/01/12                                         7,685
    40,000   @@    Conoco Funding Co., 5.450%, due 10/15/06              44,045
    38,000         Conoco, Inc., 5.900%, due 04/15/04                    39,434
                                                                   ------------
                                                                         91,164
                                                                   ------------
                   PHARMACEUTICALS: 0.0%
    31,000         Abbott Laboratories, 5.625%, due 07/01/06             34,424
                                                                   ------------
                                                                         34,424
                                                                   ------------
                   PIPELINES: 0.1%
    19,000         Duke Energy Field Services LLC, 7.500%,
                     due 08/16/05                                        20,821
    20,000   #     Equitable Resources, Inc., 5.150%, due
                     03/01/18                                            21,720
                                                                   ------------
                                                                         42,541
                                                                   ------------

                 See Accompanying Notes to Financial Statements

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ING
Strategic
Allocation Balanced
Fund
            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
----------                                                         -------------
                   REGIONAL (STATE/PROVINCE): 0.1%
$   37,000   @@    Province of Ontario, 6.000%, due 02/21/06       $     41,081
    20,000   @@    Province of Ontario, 3.282%, due 03/28/08             20,619
    30,000   @@    Province of Quebec, 7.500%, due 09/15/29              41,165
                                                                   ------------
                                                                        102,865
                                                                   ------------
                   REITS: 0.0%
    10,000         Prologis, 5.500%, due 03/01/13                        10,867
                                                                   ------------
                                                                         10,867
                                                                   ------------
                   RETAIL: 0.1%
    15,000         May Department Stores Co., 6.900%, due
                     01/15/32                                            16,831
    15,000         Target Corp., 7.000%, due 07/15/31                    18,615
    31,000         Wal-Mart Stores, Inc., 6.875%, due 08/10/09           37,520
                                                                   ------------
                                                                         72,966
                                                                   ------------
                   SOVEREIGN: 0.0%
    13,000   @@    Mexico Government Intl. Bond, 8.000%,
                     due 09/24/22                                        14,937
                                                                   ------------
                                                                         14,937
                                                                   ------------
                   TELECOMMUNICATIONS: 0.2%
    80,000         Sprint Capital Corp., 6.000%, due 01/15/07            84,382
    60,000         Verizon Global Funding Corp., 7.250%,
                     due 12/01/10                                        72,206
                                                                   ------------
                                                                        156,588
                                                                   ------------
                   Total Corporate Bonds
                     (Cost $2,204,178)                                2,415,913
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.7%
                   FEDERAL HOME LOAN MORTGAGE CORPORATION: 1.1%
    86,841         6.000%, due 06/01/28                                  90,151
   143,854         6.000%, due 01/01/29                                 149,336
   283,695         7.000%, due 11/01/31                                 297,689
   314,770         7.000%, due 03/01/32                                 330,303
    78,410         7.500%, due 12/01/11                                  84,093
                                                                   ------------
                                                                        951,572
                                                                   ------------
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION: 11.0%
   225,000         2.375%, due 04/13/06                                 227,211
 2,500,000         3.500%, due 01/28/08                               2,577,850
 1,700,000         5.000%, due 08/25/18 TBA                           1,747,813
   340,000         5.500%, due 07/25/17 TBA                             353,069
 1,200,000         5.500%, due 01/14/33 TBA                           1,239,750
   860,000         6.000%, due 08/25/33 TBA                             890,907
   184,112         6.500%, due 11/01/13                                 193,575
   108,006         6.500%, due 02/01/28                                 112,673
 1,690,000         6.500%, due 05/15/29 TBA                           1,761,825
    46,692         7.500%, due 07/01/11                                  50,112
   290,699         8.500%, due 09/01/26                                 317,365
                                                                   ------------
                                                                      9,472,150
                                                                   ------------

                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 1.6%
$  220,000         6.000%, due 08/15/32 TBA                             229,694
   291,133         6.500%, due 10/15/31                                 305,326
   165,932         6.500%, due 01/15/32                                 174,021
    89,002         7.000%, due 01/15/28                                  93,940
   359,162         7.000%, due 05/15/31                                 378,579
   155,719         7.000%, due 06/15/31                                 164,174
    65,199         8.000%, due 07/15/24                                  71,390
                                                                   ------------
                                                                      1,417,124
                                                                   ------------
                   Total U.S. Government Agency Obligations
                     (Cost $ 11,668,127)                             11,840,846
                                                                   ------------
U.S TREASURY OBLIGATIONS: 13.4%
                   U.S. TREASURY BONDS: 3.4%
   385,000         5.250%, due 02/15/29                                 431,290
    80,000         5.375%, due 02/15/31                                  92,975
   532,000         6.125%, due 08/15/29                                 668,720
 1,220,000         8.125%, due 05/15/21                               1,815,799
                                                                   ------------
                                                                      3,008,784
                                                                   ------------
                   U.S. TREASURY NOTES: 10.0%
   945,000         1.625%, due 04/30/05                                 951,165
 1,075,000         2.625%, due 05/15/08                               1,092,889
 1,180,000         3.000%, due 11/30/03                               1,191,386
 1,500,000         3.000%, due 01/31/04                               1,519,044
    35,000         3.000%, due 02/29/04                                  35,496
    32,000         3.375%, due 04/30/04                                  32,663
 1,587,000         3.625%, due 05/15/13                               1,623,825
   265,000         4.625%, due 05/15/06                                 288,353
    23,000         4.750%, due 02/15/04                                  23,588
   445,000         4.875%, due 02/15/12                                 501,425
   157,000         5.000%, due 08/15/11                                 178,287
   300,000         5.375%, due 06/30/03                                 301,113
   452,000         6.000%, due 08/15/09                                 538,427
   194,000         6.500%, due 08/15/05                                 215,749
   136,000         6.500%, due 02/15/10                                 166,770
                                                                   ------------
                                                                      8,660,180
                                                                   ------------
                   Total U.S. Treasury Obligations
                     (Cost $11,031,739)                              11,668,964
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.9%
                   CREDIT CARD ABS: 0.2%
   145,000         Chemical Master Credit Card Trust 1,
                     7.090%, due 02/15/09                               158,221
                                                                   ------------
                                                                        158,221
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 1.2%
   960,000         Core Investment Grade Bond Trust I,
                     4.727%, due 11/30/07                             1,021,733
                                                                   ------------
                                                                      1,021,733
                                                                   ------------
                   WHOLE LOAN COLLATERALIZED MORTGAGE: 0.5%
   479,655         Bank of America Mortgage Securities,
                     4.413%, due 03/25/33                               494,287
                                                                   ------------
                                                                        494,287
                                                                   ------------
                   Total Collateralized Mortgage Obligation
                     (Cost $1,595,022)                                1,674,241
                                                                   ------------
                   Total Long-Term Investments
                     (Cost $78,426,517)                              84,287,034
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Balanced
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
----------                                                         -------------
SHORT-TERM INVESTMENTS: 9.4%
                   COMMERCIAL PAPER: 6.7%
$  800,000   S     American Honda Finance, 1.385%, due
                     06/11/03                                      $    800,019
   800,000   S     Blue Ridge Asset Funding, 1.270%, due
                     06/11/03                                           799,746
   800,000   S     Eksportfinans ASA, 1.250%, due 06/02/03              800,000
   900,000   S     Household Finance Corp., 1.250%, due
                     06/10/03                                           899,750
   800,000   S     Jupiter Securities Corp., 1.260%, due
                     06/10/03                                           799,776
   800,000         Old Line Funding Corp., 1.260%, due
                     06/18/03                                           799,552
   937,000   S     Preferred Receivable Funding, 1.250%,
                     due 06/12/03                                       936,675
                                                                   ------------
                                                                      5,835,518
                                                                   ------------

                   REPURCHASE AGREEMENT: 2.7%
 2,339,000         State Street Repurchase Agreement
                     dated 05/30/03, 1.370%, due 06/02/03,
                     $2,339,244 to be received upon
                     repurchase (Collateralized by
                     $2,385,000 FHLB, 0.000%, Market
                     Value $2,387,721, due 05/03/04)                  2,339,000
                                                                   ------------
                                                                      2,339,000
                                                                   ------------
                   Total Short-Term Investments
                      (Cost $8,174,518)                               8,174,518
                                                                   ------------
                   TOTAL INVESTMENTS IN SECURITIES
                     (COST $ 86,601,035)*             106.5%       $ 92,461,552
                   OTHER ASSETS AND LIABILITIES-NET    (6.5)         (5,642,153)
                                                      -----        ------------
                   NET ASSETS                         100.0%       $ 86,819,399
                                                      =====        ============

@     Non-income producing security
@@    Foreign Issuer
ADR   American Depositary Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Directors. S Segregated securities for when-issued or delayed delivery securities held at May 31, 2003.
TBA   To be announced
REITs Real Estate Investment Trusts
*     Cost for federal income tax purposes is $88,379,795.

      Net unrealized appreciation consists of:
          Gross Unrealized Appreciation                            $  4,769,275
          Gross Unrealized Depreciation                                (687,518)
                                                                   ------------
          Net Unrealized Appreciation                              $  4,081,757
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Income
Fund               PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
COMMON STOCK: 38.7%
                   AEROSPACE/DEFENSE: 0.5%
     1,160         Boeing Co.                                      $     35,577
     1,750         Goodrich Corp.                                        31,972
     2,100         Lockheed Martin Corp.                                 97,482
     2,180         Rockwell Collins, Inc.                                50,096
       700         United Technologies Corp.                             47,775
                                                                   ------------
                                                                        262,902
                                                                   ------------
                   AGRICULTURE: 0.3%
     3,020         Altria Group, Inc.                                   124,726
                                                                   ------------
                                                                        124,726
                                                                   ------------
                   APPAREL: 0.5%
     1,520   @     Jones Apparel Group, Inc.                             44,627
     2,865         Liz Claiborne, Inc.                                   97,095
       900   @     Quiksilver, Inc.                                      15,237
     1,935   @     Reebok Intl. Ltd.                                     61,340
     1,800   @     Skechers U.S.A., Inc.                                 13,464
                                                                   ------------
                                                                        231,763
                                                                   ------------
                   AUTO MANUFACTURERS: 0.3%
     9,180         Ford Motor Co.                                        96,390
       940         Paccar, Inc.                                          62,294
                                                                   ------------
                                                                        158,684
                                                                   ------------
                   AUTO PARTS & EQUIPMENT: 0.0%
     1,850   @     Dura Automotive Systems, Inc.                         16,687
                                                                   ------------
                                                                         16,687
                                                                   ------------
                   BANKS: 2.0%
     3,780         Bank of America Corp.                                280,476
     1,700         Bank One Corp.                                        63,512
     2,400         Hibernia Corp.                                        46,344
     3,020         National City Corp.                                  102,136
     6,660         US BanCorp.                                          157,842
     4,380         Wachovia Corp.                                       175,988
     2,460         Wells Fargo & Co.                                    118,818
                                                                   ------------
                                                                        945,116
                                                                   ------------
                   BEVERAGES: 0.7%
     3,620         Coca-Cola Co.                                        164,963
       625   @     Constellation Brands, Inc.                            17,231
     2,680         Pepsi Bottling Group, Inc.                            54,645
     2,520         PepsiCo, Inc.                                        111,384
                                                                   ------------
                                                                        348,223
                                                                   ------------
                   BIOTECHNOLOGY: 0.3%
     1,840   @     Amgen, Inc.                                          119,066
       775   @     Invitrogen Corp.                                      30,240
                                                                   ------------
                                                                        149,306
                                                                   ------------
                   CHEMICALS: 0.5%
     1,620         Dow Chemical Co.                                      51,516
     1,780         Du Pont EI de Nemours & Co.                           75,009
       925         HB Fuller Co.                                         22,033
     2,220         Rohm & Haas Co.                                       71,995
                                                                   ------------
                                                                        220,553
                                                                   ------------
                   COMMERCIAL SERVICES: 0.4%
     1,075   @     Corporate Executive Board Co.                         45,365
     1,480         H&R Block, Inc.                                       60,591
     2,320   @     Quintiles Transnational Corp.                         32,828
       725   @     Rent-A-Center, Inc.                                   48,169
                                                                   ------------
                                                                        186,953
                                                                   ------------
                   COMPUTERS: 1.7%
     7,060   @     Dell Computer Corp.                                  220,907
     3,080   @     EMC Corp.                                             33,326
     1,050   @     Fidelity National Information Solutions, Inc.         27,605
     4,300         Hewlett-Packard Co.                                   83,850
     2,440         International Business Machines Corp.                214,818
       900   @     Lexmark Intl., Inc.                                   66,960
     1,950   @     Perot Systems Corp.                                   20,690
       250   @     Synopsys, Inc.                                        15,323
     2,760   @     Veritas Software Corp.                                76,590
     3,775   @     Western Digital Corp.                                 47,263
                                                                   ------------
                                                                        807,332
                                                                   ------------
                   COSMETICS/PERSONAL CARE: 0.9%
     4,060         Gillette Co.                                         136,457
     3,260         Procter & Gamble Co.                                 299,333
                                                                   ------------
                                                                        435,790
                                                                   ------------
                   DISTRIBUTION/WHOLESALE: 0.1%
       400   @     Handleman Co.                                          7,296
       550   @     Scansource, Inc.                                      13,805
       775   @     Tech Data Corp.                                       19,282
                                                                   ------------
                                                                         40,383
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 3.8%
     1,000   @     Affiliated Managers Group                             55,000
     1,920         American Express Co.                                  79,987
       860         Bear Stearns Cos., Inc.                               66,452
     1,540         Capital One Financial Corp.                           74,182
    11,260         Citigroup, Inc.                                      461,885
       940         Countrywide Financial Corp.                           69,231
     2,920         Fannie Mae                                           216,080
     2,460         Freddie Mac                                          147,133
     6,180         JP Morgan Chase & Co.                                203,075
     1,300         Lehman Brothers Holdings, Inc.                        93,119
     5,680         MBNA Corp.                                           113,884
     3,380         Merrill Lynch & Co., Inc.                            146,354
     1,580         Morgan Stanley                                        72,285
       725         New Century Financial Corp.                           33,858
                                                                   ------------
                                                                      1,832,525
                                                                   ------------
                   ELECTRIC: 0.8%
     1,600         Cinergy Corp.                                         60,704
     1,640         CMS Energy Corp.                                      12,989
       420         Dominion Resources, Inc.                              26,460
     1,300         Duke Energy Corp.                                     25,194
     1,660         Exelon Corp.                                          95,118
     1,160         FPL Group, Inc.                                       77,105
       650         PNM Resources, Inc.                                   17,258
     1,460         PPL Corp.                                             59,042
     1,120         Southern Co.                                          35,258
                                                                   ------------
                                                                        409,128
                                                                   ------------
                   ELECTRICAL COMPONENTS & EQUIPMENT: 0.2%
     2,840   @     American Power Conversion                             44,048
       600         Emerson Electric Co.                                  31,380
                                                                   ------------
                                                                         75,428
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Income
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   ELECTRONICS: 0.3%
       600   @     Benchmark Electronics, Inc.                     $     17,064
     1,425   @     Itron, Inc.                                           30,980
     1,050   @,@@  Mettler Toledo Intl., Inc.                            37,621
     1,660   @     Waters Corp.                                          47,078
                                                                   ------------
                                                                        132,743
                                                                   ------------
                   ENTERTAINMENT: 0.2%
     2,325   @     Alliance Gaming Corp.                                 37,479
     1,025   @     GTECH Holdings Corp.                                  36,018
                                                                   ------------
                                                                         73,497
                                                                   ------------
                   ENVIRONMENTAL CONTROL: 0.1%
     3,600   @     Allied Waste Industries, Inc.                         35,568
                                                                   ------------
                                                                         35,568
                                                                   ------------
                   FOOD: 0.4%
     2,340         HJ Heinz Co.                                          77,384
     2,400         Kellogg Co.                                           84,480
       600         Sensient Technologies Corp.                           13,584
                                                                   ------------
                                                                        175,448
                                                                   ------------
                   FOREST PRODUCTS & PAPER: 0.1%
       880         International Paper Co.                               32,270
       900         Plum Creek Timber Co., Inc.                           23,760
                                                                   ------------
                                                                         56,030
                                                                   ------------
                   GAS: 0.2%
     2,250         Oneok, Inc.                                           45,833
       840         Peoples Energy Corp.                                  35,818
                                                                   ------------
                                                                         81,651
                                                                   ------------
                   HAND/MACHINE TOOLS: 0.1%
     1,040         Black & Decker Corp.                                  45,042
                                                                   ------------
                                                                         45,042
                                                                   ------------
                   HEALTHCARE-PRODUCTS: 1.2%
     1,405         CR Bard, Inc.                                         98,561
     1,175   @     Edwards Lifesciences Corp.                            35,626
     1,840         Guidant Corp.                                         77,795
       800         Invacare Corp.                                        26,128
     4,260         Johnson & Johnson                                    231,531
     1,425   @     Respironics, Inc.                                     52,554
       700   @     Varian Medical Systems, Inc.                          39,025
                                                                   ------------
                                                                        561,220
                                                                   ------------
                   HEALTHCARE-SERVICES: 0.9%
     1,120   A     Aetna, Inc.                                           64,310
       980   @     Anthem, Inc.                                          71,883
     2,840   @     Humana, Inc.                                          36,892
     1,225   @     Pacificare Health Systems                             47,357
     1,225   @     Sierra Health Services                                25,088
     1,260         UnitedHealth Group, Inc.                             120,884
       960   @     WellPoint Health Networks                             81,926
                                                                   ------------
                                                                        448,340
                                                                   ------------
                   HOME BUILDERS: 0.1%
       720         Centex Corp.                                          55,894
                                                                   ------------
                                                                         55,894
                                                                   ------------
                   HOUSEHOLD PRODUCTS/WARES: 0.1%
     3,875   @     American Greetings                                    68,704
                                                                   ------------
                                                                         68,704
                                                                   ------------
                   INSURANCE: 1.5%
     2,760         Aflac, Inc.                                           90,832
     3,020         Allstate Corp.                                       108,690
     3,740         American Intl. Group                                 216,471
     1,219         Fidelity National Financial, Inc.                     37,867
     1,300         First American Corp.                                  35,204
       550         Landamerica Financial Group, Inc.                     25,932
     2,220         Principal Financial Group                             70,507
     1,260         Progressive Corp.                                     90,720
     1,300         Safeco Corp.                                          46,982
                                                                   ------------
                                                                        723,205
                                                                   ------------
                   INTERNET: 0.3%
       460   @     eBay, Inc.                                            46,787
     1,050   @     eSpeed, Inc.                                          16,065
     2,500   @     RSA Security, Inc.                                    27,975
     1,280   @     Symantec Corp.                                        57,882
                                                                   ------------
                                                                        148,709
                                                                   ------------
                   LODGING: 0.1%
     1,220   @     Harrah's Entertainment, Inc.                          48,910
     1,200   @     La Quinta Corp.                                        5,388
       300         Starwood Hotels & Resorts Worldwide, Inc.              8,694
                                                                   ------------
                                                                         62,992
                                                                   ------------
                   MACHINERY-DIVERSIFIED: 0.3%
       325   @     AGCO Corp.                                             5,811
     1,580         Deere & Co.                                           68,999
       775   @     Flowserve Corp.                                       14,066
     2,160         Rockwell Automation, Inc.                             51,084
                                                                   ------------
                                                                        139,960
                                                                   ------------
                   MEDIA: 1.2%
     6,520   @     AOL Time Warner, Inc.                                 99,234
       860   @     Clear Channel Communications, Inc.                    35,002
     3,380   @     Comcast Corp.                                        101,772
     1,075   @     Entercom Communications Corp.                         52,191
       400         Gannett Co, Inc.                                      31,600
       425         Media General, Inc.                                   25,007
       880         Meredith Corp.                                        38,694
       525   @     Scholastic Corp.                                      16,359
     2,560   @     Viacom, Inc.                                         116,531
     2,980         Walt Disney Co.                                       58,557
                                                                   ------------
                                                                        574,947
                                                                   ------------
                   METAL FABRICATE/HARDWARE: 0.1%
     1,150         Quanex Corp.                                          36,685
                                                                   ------------
                                                                         36,685
                                                                   ------------
                   MISCELLANEOUS MANUFACTURING: 1.6%
       560         3M Co.                                                70,823
     2,080         Eastman Kodak Co.                                     63,731
    20,020         General Electric Co.                                 574,574
     1,240         Honeywell Intl., Inc.                                 32,488
     2,840   @@    Tyco Intl. Ltd.                                       50,268
                                                                   ------------
                                                                        791,884
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Income
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   OFFICE/BUSINESS EQUIPMENT: 0.2%
     4,775         IKON Office Solutions, Inc.                     $     41,924
     5,840   @     Xerox Corp.                                           63,831
                                                                   ------------
                                                                        105,755
                                                                   ------------
                   OIL & GAS: 1.8%
     1,640         Anadarko Petroleum Corp.                              80,819
     1,560         ChevronTexaco Corp.                                  110,666
     1,000         ConocoPhillips                                        53,970
     9,620         Exxon Mobil Corp.                                    350,168
     1,250   @     Houston Exploration Co.                               39,062
     2,540         Marathon Oil Corp.                                    65,354
     2,400         Occidental Petroleum Corp.                            80,976
     2,700   @     Tesoro Petroleum Corp.                                18,927
     2,120         Unocal Corp.                                          63,791
     1,150         Vintage Petroleum, Inc.                               13,570
                                                                   ------------
                                                                        877,303
                                                                   ------------
                   OIL & GAS SERVICES: 0.1%
     4,475   @     Veritas DGC, Inc.                                     41,841
                                                                   ------------
                                                                         41,841
                                                                   ------------
                   PACKAGING & CONTAINERS: 0.2%
     1,020         Ball Corp.                                            50,510
     2,600   @     Pactiv Corp.                                          50,830
                                                                   ------------
                                                                        101,340
                                                                   ------------
                   PHARMACEUTICALS: 2.3%
     2,240         Abbott Laboratories                                   99,792
     1,620         Eli Lilly & Co.                                       96,827
     1,860   @     Forest Laboratories, Inc.                             93,930
     2,350         ICN Pharmaceuticals, Inc.                             35,250
     3,460   @     King Pharmaceuticals, Inc.                            49,513
       375   @     Medicis Pharmaceutical                                21,000
     5,360         Merck & Co., Inc.                                    297,909
    11,400         Pfizer, Inc.                                         353,628
     1,180   @     Watson Pharmaceuticals, Inc.                          43,684
                                                                   ------------
                                                                      1,091,533
                                                                   ------------
                   PIPELINES: 0.0%
       325         Williams Energy Partners LP                           14,209
                                                                   ------------
                                                                         14,209
                                                                   ------------
                   REAL ESTATE: 0.1%
     1,300         LNR Property Corp.                                    49,868
                                                                   ------------
                                                                         49,868
                                                                   ------------
                   REITS: 3.1%
       200         Acadia Realty Trust                                    1,794
       500         Alexandria Real Estate Equities, Inc.                 22,150
       700         AMB Property Corp.                                    19,187
       400         American Land Lease, Inc.                              6,900
     1,200         Apartment Investment & Management Co.                 42,276
     1,585         Archstone-Smith Trust                                 37,660
       800         Arden Realty, Inc.                                    20,680
       600         Bedford Property Investors                            16,500
     1,100         Boston Properties, Inc.                               46,112
     1,000         Brandywine Realty Trust                               23,720
       400         BRE Properties                                        12,888
       400         Camden Property Trust                                 13,896
       500         Capital Automotive REIT                               13,575
     1,000         CarrAmerica Realty Corp.                              27,780
       800         CBL & Associates Properties, Inc.                     34,688
       500         Centerpoint Properties Trust                          29,725
       500         Chateau Communities, Inc.                             14,990
     1,550         Chelsea Property Group, Inc.                          64,418
       600         Colonial Properties Trust                             21,000
       800         Commercial Net Lease Realty                           13,432
     1,100         Corporate Office Properties Trust SBI MD              17,468
       500         Developers Diversified Realty Corp.                   14,115
     3,593         Equity Office Properties Trust                        96,688
       300         Equity One, Inc.                                       4,875
     3,004         Equity Residential                                    79,546
       200         Essex Property Trust, Inc.                            11,398
       400         FelCor Lodging Trust, Inc.                             3,396
       900         General Growth Properties, Inc.                       52,785
     1,100         Glenborough Realty Trust, Inc.                        20,515
       500         Health Care Property Investors, Inc.                  19,605
       900         Hospitality Properties Trust                          28,431
     2,300   @     Host Marriott Corp.                                   20,700
     3,500         HRPT Properties Trust                                 33,215
     1,000         iStar Financial, Inc.                                 33,000
       800         Kilroy Realty Corp.                                   20,984
     1,375         Kimco Realty Corp.                                    51,425
       900         Mack-Cali Realty Corp.                                30,933
       750         Meristar Hospitality Corp.                             3,975
     1,200         MFA Mortgage Investments, Inc.                        11,844
     1,100         National Health Investors, Inc.                       18,645
     1,500         New Plan Excel Realty Trust                           31,245
       800         Newcastle Investment Corp.                            13,952
       400         Pan Pacific Retail Properties, Inc.                   15,716
       700         Pennsylvania Real Estate Investment Trust             19,754
     1,500         Prologis                                              40,335
       600         PS Business Parks, Inc.                               20,400
       350         Public Storage, Inc.                                  11,960
       800         Reckson Associates Realty Corp.                       16,200
       700         Rouse Co.                                             25,984
       300         Senior Housing Properties Trust                        3,999
     1,900         Simon Property Group, Inc.                            71,478
       500         SL Green Realty Corp.                                 17,270
       600         Sovran Self Storage, Inc.                             18,030
       800         Taubman Centers, Inc.                                 15,520
     1,400         United Dominion Realty Trust, Inc.                    23,940
     1,600         Ventas, Inc.                                          22,640
     1,300         Vornado Realty Trust                                  54,860
                                                                   ------------
                                                                      1,480,197
                                                                   ------------
                   RETAIL: 2.0%
     1,325         Claire's Stores, Inc.                                 39,631
     3,220         Dollar General Corp.                                  60,214
     1,720         Federated Department Stores                           55,900
     3,400         Home Depot, Inc.                                     110,466
       800   @     Jack in the Box, Inc.                                 16,816
     2,860         JC Penney Co., Inc.                                   49,535
     1,160         Lowe's Cos., Inc.                                     49,022
     1,880         McDonald's Corp.                                      35,212
     2,325   @     Movie Gallery, Inc.                                   43,338
     3,460   @     Office Depot, Inc.                                    46,364
     1,650   @     ShopKo Stores, Inc.                                   19,289

                 See Accompanying Notes to Financial Statements

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ING
Strategic
Allocation Income
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         -------------
                   RETAIL (CONTINUED):
     2,050   @     Sports Authority, Inc.                           $    20,254
     3,440   @     Staples, Inc.                                         66,702
       925   @     United Auto Group, Inc.                               17,390
     6,300         Wal-Mart Stores, Inc.                                331,443
                                                                   ------------
                                                                        961,576
                                                                   ------------
                   SAVINGS & LOANS: 0.8%
     2,325         BankAtlantic Bancorp, Inc.                            26,831
       475         Downey Financial Corp.                                20,853
     1,400   @     FirstFed Financial Corp.                              47,502
     3,650         Flagstar Bancorp, Inc.                                72,270
     1,833         New York Community Bancorp, Inc.                      50,783
     3,530         Washington Mutual, Inc.                              143,953
       550         Webster Financial Corp.                               20,818
                                                                   ------------
                                                                        383,010
                                                                   ------------
                   SEMICONDUCTORS: 0.5%
     6,820   @     Applied Micro Circuits Corp.                          34,236
     1,800   @     Cirrus Logic, Inc.                                     6,354
     9,380         Intel Corp.                                          195,479
     4,175   @     Silicon Image, Inc.                                   24,507
                                                                   ------------
                                                                        260,576
                                                                   ------------
                   SOFTWARE: 2.7%
     2,180   @     Citrix Systems, Inc.                                  47,589
     3,520         Computer Associates Intl., Inc.                       76,278
     6,560   @     Compuware Corp.                                       39,819
     1,020   @     Electronic Arts, Inc.                                 69,931
     1,060         First Data Corp.                                      43,905
     1,325         Inter-Tel, Inc.                                       24,261
     1,480   @     Intuit, Inc.                                          68,213
     1,200   @     Mercury Interactive Corp.                             47,172
    21,520         Microsoft Corp.                                      529,607
     2,575   @     NETIQ Corp.                                           38,213
     9,825   @     Novell, Inc.                                          32,717
    15,540   @     Oracle Corp.                                         202,175
     1,925   @     Pinnacle Systems, Inc.                                20,501
     4,975   @     ScanSoft, Inc.                                        28,850
     5,080   @     Siebel Systems, Inc.                                  47,701
                                                                   ------------
                                                                      1,316,932
                                                                   ------------
                   TELECOMMUNICATIONS: 2.5%
     4,150   @     Arris Group, Inc.                                     21,580
     4,540         AT&T Corp.                                            88,485
     5,800   @     Avaya, Inc.                                           38,396
     6,160         BellSouth Corp.                                      163,302
       875         Black Box Corp.                                       32,559
    17,580   @     Cisco Systems, Inc.                                  286,202
     1,100   @     Commonwealth Telephone Enterprises, Inc.              46,211
     2,840   @     Comverse Technology, Inc.                             43,196
       725         Harris Corp.                                          21,960
     5,760   @     Nextel Communications, Inc.                           86,342
     1,120         Qualcomm, Inc.                                        37,610
       650   @     SafeNet, Inc.                                         18,083
     1,980         Scientific-Atlanta, Inc.                              38,986
     7,060         Verizon Communications, Inc.                         267,221
                                                                   ------------
                                                                      1,190,133
                                                                   ------------
                   TOYS/GAMES/HOBBIES: 0.2%
     2,400         Hasbro, Inc.                                          38,424
     3,080         Mattel, Inc.                                          66,251
                                                                   ------------
                                                                        104,675
                                                                   ------------
                   TRANSPORTATION: 0.4%
     3,280         United Parcel Service, Inc.                          204,770
                                                                   ------------
                                                                        204,770
                                                                   ------------
                   Total Common Stock
                     (Cost $16,965,420)                              18,641,736
                                                                   ------------
Principal
 Amount                                                                Value
----------                                                         -------------
CORPORATE BONDS: 5.3%
                   AEROSPACE/DEFENSE: 0.1%
$   50,000         Raytheon Co., 6.150%, due 11/01/08              $     56,992
                                                                   ------------
                                                                         56,992
                                                                   ------------
                   AUTO MANUFACTURERS: 0.1%
    38,000         DaimlerChrysler NA Holding Corp., 7.200%,
                     due 09/01/09                                        44,149
                                                                   ------------
                                                                         44,149
                                                                   ------------
                   BANKS: 0.3%
    40,000         Bank of America Corp., 4.875%, due 09/15/12           42,527
    20,000         Bank One Corp., 6.500%, due 02/01/06                  22,260
    10,000         M&T Bank Corp., 3.850%, due 04/01/13                  10,286
    40,000         Mellon Bank NA, 7.625%, due 09/15/07                  47,897
    35,000         Wachovia Bank, 7.875%, due 02/15/10                   43,311
                                                                   ------------
                                                                        166,281
                                                                   ------------
                   BEVERAGES: 0.3%
    13,000         Anheuser-Busch Cos., Inc., 6.500%,
                     due 02/01/43                                        15,736
    33,000         Coors Brewing Co., 6.375%, due 05/15/12               38,454
    90,000   #     Pepsi Bottling Holdings, Inc., 5.375%,
                     due 02/17/04                                        92,552
                                                                   ------------
                                                                        146,742
                                                                   ------------
                   COSMETICS/PERSONAL CARE: 0.1%
    25,000         Colgate-Palmolive Co., 5.980%, due 04/25/12           29,130
    14,000         Procter & Gamble Co., 6.875%, due 09/15/09            17,128
                                                                   ------------
                                                                         46,258
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 2.2%
    50,000         American Express Credit Corp., 4.250%,
                     due 02/07/05                                        51,914
    65,000         Associates Corp. of N. America, 6.950%,
                     due 11/01/18                                        81,760
    50,000         Boeing Capital Corp., 7.100%, due 09/27/05            55,229
    70,000         Citigroup, Inc., 7.250%, due 10/01/10                 85,649
   120,000         Countrywide Home Loans, Inc., 4.250%,
                     due 12/19/07                                       127,000
    39,000         Ford Motor Credit Co., 7.500%, due 03/15/05           41,223

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Income
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
----------                                                         -------------
                   DIVERSIFIED FINANCIAL SERVICES (CONTINUED):
$   38,000         Ford Motor Credit Co., 7.875%, due 06/15/10     $     40,877
    70,000         General Electric Capital Corp., 5.000%,
                     due 06/15/07                                        76,902
    40,000         General Electric Capital Corp., 5.450%,
                     due 01/15/13                                        43,759
    27,000         General Motors Acceptance Corp., 7.625%,
                     due 06/15/04                                        28,310
    40,000         General Motors Acceptance Corp., 7.750%,
                     due 01/19/10                                        43,839
     9,000         General Motors Acceptance Corp., 8.000%,
                     due 11/01/31                                         9,325
    30,000         Goldman Sachs Group, Inc., 6.600%, due
                     01/15/12                                            35,052
   150,000         Household Finance Corp., 5.875%, due
                     09/25/04                                           158,347
    70,000         Morgan Stanley, 5.300%, due 03/01/13                  74,826
    70,000   @@,#  PF Export Receivables Master Trust,
                     3.748%, due 06/01/13                                71,350
    17,000         Textron Financial Corp., 7.125%, due
                     12/09/04                                            18,222
                                                                   ------------
                                                                      1,043,584
                                                                   ------------
                   ELECTRIC: 0.2%
    15,000         Boston Edison Co., 4.875%, due 10/15/12               16,045
    10,000         Dominion Resources, Inc., 6.250%, due
                     06/30/12                                            11,410
    23,000         Duke Energy Corp., 7.375%, due 03/01/10               27,288
    42,000         Georgia Power Co., 4.875%, due 07/15/07               45,529
                                                                   ------------
                                                                        100,272
                                                                   ------------
                   FOOD: 0.5%
    65,000         Archer-Daniels-Midland Co., 5.935%, due
                     10/01/32                                            71,154
    27,000         ConAgra Foods, Inc., 7.500%, due 09/15/05             30,157
    33,000         General Mills, Inc., 5.125%, due 02/15/07             36,094
    36,000         Kellogg Co., 7.450%, due 04/01/31                     47,161
    12,000         Safeway, Inc., 5.800%, due 08/15/12                   13,036
    32,000         Unilever Capital Corp., 6.875%, due
                     11/01/05                                            35,863
                                                                   ------------
                                                                        233,465
                                                                   ------------
                   INSURANCE: 0.1%
    45,000         Allstate Corp., 7.875%, due 05/01/05                  50,110
                                                                   ------------
                                                                         50,110
                                                                   ------------
                   MACHINERY-DIVERSIFIED: 0.0%
    14,000         Dover Corp., 6.450%, due 11/15/05                     15,553
                                                                   ------------
                                                                         15,553
                                                                   ------------
                   MEDIA: 0.2%
    90,000         Time Warner, Inc., 6.950%, due 01/15/28               97,236
                                                                   ------------
                                                                         97,236
                                                                   ------------
                   OIL & GAS: 0.2%
     8,000   @@    Canadian Natural Resources Ltd., 5.450%,
                     due 10/01/12                                         8,783
    50,000   @@    Conoco Funding Co., 5.450%, due 10/15/06              55,056
    40,000         Conoco, Inc., 5.900%, due 04/15/04                    41,509
                                                                   ------------
                                                                        105,348
                                                                   ------------
                   PHARMACEUTICALS: 0.1%
    34,000         Abbott Laboratories, 5.625%, due 07/01/06             37,756
                                                                   ------------
                                                                         37,756
                                                                   ------------
                   PIPELINES: 0.1%
    21,000         Duke Energy Field Services LLC, 7.500%,
                     due 08/16/05                                        23,012
    20,000   #     Equitable Resources, Inc., 5.150%, due
                     03/01/18                                            21,721
                                                                   ------------
                                                                         44,733
                                                                   ------------
                   REGIONAL (STATE/PROVINCE): 0.3%
    20,000   @@    Province of Ontario, 3.282%, due 03/28/08             20,619
    41,000   @@    Province of Ontario, 6.000%, due 02/21/06             45,522
    40,000   @@    Province of Quebec, 7.500%, due 09/15/29              54,886
                                                                   ------------
                                                                        121,027
                                                                   ------------
                   REITS: 0.0%
    10,000         Prologis, 5.500%, due 03/01/13                        10,867
                                                                   ------------
                                                                         10,867
                                                                   ------------
                   RETAIL: 0.2%
    17,000         May Department Stores Co., 6.900%, due
                     01/15/32                                            19,075
    20,000         Target Corp., 7.000%, due 07/15/31                    24,820
    35,000         Wal-Mart Stores, Inc., 6.875%, due
                     08/10/09                                            42,362
                                                                   ------------
                                                                         86,257
                                                                   ------------
                   SOVEREIGN: 0.0%
    15,000   @@    Mexico Government Intl. Bond, 8.000%,
                     due 09/24/22                                        17,235
                                                                   ------------
                                                                         17,235
                                                                   ------------
                   TELECOMMUNICATIONS: 0.3%
    70,000         Sprint Capital Corp., 6.000%, due 01/15/07            73,835
    60,000         Verizon Global Funding Corp., 7.250%, due
                     12/01/10                                            72,206
                                                                   ------------
                                                                        146,041
                                                                   ------------
                   Total Corporate Bonds
                     (Cost $2,335,359)                                2,569,906
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Income
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
----------                                                         -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 23.4%
                   FEDERAL HOME LOAN MORTGAGE ASSOCIATION: 1.6%
$   65,131         6.000%, due 06/01/28                            $     67,613
    79,587         6.000%, due 12/01/28                                  82,620
   536,719         7.000%, due 11/01/31                                 563,196
    58,653         7.500%, due 12/01/11                                  62,904
                                                                   ------------
                                                                        776,333
                                                                   ------------
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION: 18.6%
   225,000         2.375%, due 04/13/06                                 227,211
 2,600,000         3.500%, due 01/28/08                               2,680,964
   500,000         5.000%, due 08/25/18 TBA                             514,063
 1,300,000         5.500%, due 01/14/33 TBA                           1,343,063
   380,000         5.500%, due 07/25/17 TBA                             394,606
 1,420,000         6.000%, due 08/25/33 TBA                           1,471,032
   103,868         6.500%, due 02/01/28                                 108,356
 1,360,000         6.500%, due 05/15/29 TBA                           1,417,800
   113,534         6.500%, due 08/01/28                                 118,440
   157,810         6.500%, due 11/01/13                                 165,922
   100,000         7.000%, due 05/01/30 TBA                             105,375
    35,179         7.500%, due 07/01/11                                  37,756
   100,696         7.500%, due 11/01/30                                 107,082
   227,177         8.500%, due 09/01/26                                 248,016
                                                                   ------------
                                                                      8,939,686
                                                                   ------------
                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 3.2%
   230,000         6.000%, due 08/15/32 TBA                             240,134
   197,538         6.500%, due 01/15/32                                 207,168
    69,012         6.500%, due 02/15/26                                  72,584
    81,873         6.500%, due 02/15/29                                  85,966
   108,176         7.000%, due 02/15/28                                 114,178
    93,395         7.000%, due 02/15/28                                  98,576
   102,234         7.000%, due 04/15/27                                 107,978
   265,096         7.000%, due 05/15/31                                 279,428
   155,719         7.000%, due 06/15/31                                 164,174
   139,424         7.500%, due 12/15/23                                 149,372
    27,166         8.000%, due 07/15/24                                  29,746
                                                                   ------------
                                                                      1,549,304
                                                                   ------------
                   Total U.S. Government Agency Obligations
                     (Cost $11,070,268)                              11,265,323
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 21.4%
                   U.S. TREASURY BONDS: 5.7%
    75,000         5.250%, due 02/15/29                                  84,018
   234,000         5.375%, due 02/15/31                                 271,952
   487,000         6.125%, due 08/15/29                                 612,156
    10,000         6.250%, due 05/15/30                                  12,823
 1,200,000         8.125%, due 05/15/21                               1,786,032
                                                                     ----------
                                                                      2,766,981
                                                                     ----------
                   U.S. TREASURY NOTES: 15.7%
   591,000         1.625%, due 04/30/05                                 594,856
   360,000         2.625%, due 05/15/08                                 365,991
    35,000         3.000%, due 02/29/04                                  35,496
 1,650,000         3.000%, due 11/30/03                               1,665,921
    13,000         3.375%, due 04/30/04                                  13,269
 1,729,000         3.625%, due 05/15/13                               1,769,120
   162,000         4.625%, due 05/15/06                                 176,276
   132,000         5.000%, due 02/15/11                                 149,897
    76,000         5.000%, due 08/15/11                                  86,305
   200,000         5.625%, due 05/15/08                                 231,258
    95,000         5.750%, due 08/15/10                                 112,464
   822,000         5.875%, due 11/15/04                                 877,453
   600,000         6.000%, due 08/15/04                                 634,852
   650,000         6.000%, due 08/15/09                                 774,287
    87,000         6.500%, due 08/15/05                                  96,754
                                                                   ------------
                                                                      7,584,199
                                                                   ------------
                   Total U.S. Treasury Obligations
                    (Cost $9,681,690)                                10,351,180
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.8%
                   CREDIT CARD ABS: 0.3%
   145,000         Chemical Master Credit Card Trust 1, 7.090%,
                     due 02/15/09                                       158,221
                                                                   ------------
                                                                        158,221
                                                                   ------------
                   DIVERSIFIED FINANCIAL SERVICES: 2.3%
 1,050,000         Core Investment Grade Bond Trust I, 4.727%,
                     due 11/30/07                                     1,117,520
                                                                   ------------
                                                                      1,117,520
                                                                   ------------
                   WHOLE LOAN COLLATERAL MORTGAGE: 1.2%
   553,448         Bank of America Mortgage Securities,
                     4.413%, due 03/25/33                               570,331
                                                                   ------------
                                                                        570,331
                                                                   ------------
                   Total Collateralized Mortgage Obligations
                     (Cost $1,759,548)                                1,846,072
                                                                   ------------
                   Total Long-Term Investments
                     (Cost $41,812,285)                              44,674,217
                                                                   ------------
SHORT-TERM INVESTMENTS: 18.3%
                   COMMERCIAL PAPER: 13.3%
   800,000   S     American Honda Finance, 1.385%, due 06/11/03         800,019
   500,000         Barclays Bank, 1.260%, due 06/11/03                  499,843
   500,000   S     Eksportfinans ASA, 1.250%, due 06/02/03              500,000
   600,000   S     Household Finance Corp., 1.250%, due 06/10/03        599,833
   400,000   S     Jupiter securitties Corp., 1.260%, due
                     06/10/03                                           399,888
   500,000   S     Old Line Funding Corp., 1.250%, due 06/09/03         499,878
   500,000   S     Old Line Funding Corp., 1.250%, due 06/12/03         499,826
   500,000   S     Old Line Funding Corp., 1.260%, due 06/18/03         499,720
   400,000         Preferred Receivable Funding, 1.250%, due
                     06/12/03                                           399,861
   300,000   S     Stellar Funding Group, 1.260%, due 06/03/03          299,990
   400,000   S     Stellar Funding Group, 1.270%, due 06/06/03          399,944
   500,000   S     Svenska Handelsbaken, 1.250%, due 06/02/03           500,000
   500,000         Thunder Bay Funding, Inc., 1.260%, due
                     06/13/03                                           499,808
                                                                   ------------
                                                                      6,398,610
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Allocation Income
Fund         PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
----------                                                         -------------
                   REPURCHASE AGREEMENT: 5.0%
$2,409,000         State Street Repurchase Agreement
                     dated 05/30/03, 1.250%, due 06/02/03,
                     $2,409,251 to be received upon
                     repurchase (Collateralized by
                     $2,455,000 FHLB, 1.300%, Market Value
                     $2,459,964, due 04/12/04)                     $  2,409,000
                                                                   ------------
                                                                      2,409,000
                                                                   ------------
                   Total Short-Term Investments
                     (Cost $8,807,610)                                8,807,610
                                                                   ------------
                   TOTAL INVESTMENTS IN SECURITIES
                     (COST $ 50,619,895)*             110.9%       $ 53,481,827
                   OTHER ASSETS AND LIABILITIES-NET   (10.9)         (5,260,919)
                                                      -----        ------------
                   NET ASSETS                         100.0%       $ 48,220,908
                                                      =====        ============
@     Non-income producing security
@@    Foreign Issuer
A     Related Party
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Directors.
S Segregated securities for when-issued or delayed delivery securities held at May 31, 2003.
TBA   To be announced
REITs Real Estate Investment Trusts
*     Cost for federal income tax purposes is $51,317,664.

      Net unrealized appreciation consists of:
          Gross Unrealized Appreciation                            $  2,331,240
          Gross Unrealized Depreciation                                (167,077)
                                                                   ------------
          Net Unrealized Appreciation                              $  2,164,163
                                                                   ============

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended May 31, 2003 were as follows:

FUND NAME                                  TYPE     PER SHARE AMOUNT
---------                                  ----     ----------------
ING Index Plus LargeCap Fund
  Class A                                  NII         $  0.1062
  Class B                                  NII         $  0.0018
  Class C                                  NII         $  0.0216
  Class I                                  NII         $  0.1354
  Class O                                  NII         $  0.1208

ING Index Plus MidCap Fund
  All Classes                             LTCG         $  0.0951

ING Index Plus SmallCap Fund
  All Classes                             LTCG         $  0.1261

ING Strategic Allocation Growth Fund
  Class A                                  NII         $  0.0220
  Class I                                  NII         $  0.0443

ING Strategic Allocation Balanced Fund
  Class A                                  NII         $  0.1031
  Class B                                  NII         $  0.0760
  Class C                                  NII         $  0.0321
  Class I                                  NII         $  0.1282

ING Strategic Allocation Income Fund
  Class A                                  NII         $  0.1332
  Class B                                  NII         $  0.1010
  Class C                                  NII         $  0.0417
  Class I                                  NII         $  0.1557

----------
NII -- Net investment income
LTCG -- Long-Term Capital Gain

Of the ordinary distributions made during the fiscal periods ended May 31, 2003, the following percentages qualify for the dividends received deductions available to corporate shareholders; 100.00%, 100.00%, 71.34%, and 30.44% for the ING Index Plus LargeCap Fund, ING Strategic Allocation Growth Fund, ING Strategic Allocation Balanced Fund, and the ING Strategic Allocation Income Fund, respectively.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under Generally Accepted Accounting Principles (book purposes) and Internal Revenue Service (tax purposes).

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2003, shareholders, excluding corporate shareholders, received an IRS 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2002.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Director and Officers of the Funds is set forth below:

                                                 TERM OF                              NUMBER OF
                                               OFFICE AND         PRINCIPAL          PORFOLIOS IN             OTHER
                                 POSITION(S)    LENGTH OF       OCCUPATION(S)        FUND COMPLEX         DIRECTORSHIPS
         NAME, ADDRESS            HELD WITH       TIME           DURING THE           OVERSEEN BY            HELD BY
            AND AGE                  FUND       SERVED(1)      PAST FIVE YEARS         DIRECTOR              DIRECTOR
            -------                  ----       ---------      ---------------         --------              --------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.            Director   June, 1998    Director, Business and        54                   None
7337 E. Doubletree Ranch Road                 to present    Economic Research
Scottsdale, Arizona 85258                                   Center (1999 to present)
Born: 1941                                                  and Professor of
                                                            Economics and Finance,
                                                            Middle Tennessee State
                                                            University (1991 to
                                                            present).

Maria T. Fighetti                  Director   April, 1994   Associate Commissioner,       54                   None
7337 E. Doubletree Ranch Road                 to present    Contract Management --
Scottsdale, Arizona 85258                                   Health Services for New
Born: 1943                                                  York City Department of
                                                            Mental Health, Mental
                                                            Retardation and Alcohol
                                                            Services (1973 to 2002).

Sidney Koch                        Director   April, 1994   Financial Adviser and         54                   None
7337 E. Doubletree Ranch Road                 to present    Self-Employed (January
Scottsdale, Arizona 85258                                   1993 to present).
Born: 1935

Corine T. Norgaard                 Director   June, 1991    Dean, Barney School of        54          Director/Trustee, Mass
7337 E. Doubletree Ranch Road                 to present    Business, University of                   Mutual Corporate Investors
Scottsdale, Arizona 85258                                   Hartford (August 1996 to                  (April 1997 - Present)
Born: 1937                                                  present).

Edward T. O'Dell                   Director   June, 2002    Formerly,                     54                   None
7337 E. Doubletree Ranch Road                 to present    Partner/Chairman of
Scottsdale, Arizona 85258                                   Financial Service Group,
Born: 1935                                                  Goodwin Proctor LLP
                                                            (June 1966 to September
                                                            2000); Chairman,
                                                            Committee I --
                                                            International Bar
                                                            Association (1995 to
                                                            1999).
Joseph E. Obermeyer(2)             Director   January,      President, Obermeyer &        54                   None
7337 E. Doubletree Ranch Road                 2003 to       Associates, Inc.
Scottsdale, Arizona 85258                     present       (Novemeber 1999 to
Born: 1957                                                  present) and Senior
                                                            Manager, Arthur
                                                            Anderson LLP (1995
                                                            to October 1999).

--------------------------------------------------------------------------------

                                                 TERM OF                              NUMBER OF
                                               OFFICE AND         PRINCIPAL          PORFOLIOS IN             OTHER
                                 POSITION(S)    LENGTH OF       OCCUPATION(S)        FUND COMPLEX         DIRECTORSHIPS
         NAME, ADDRESS            HELD WITH       TIME           DURING THE           OVERSEEN BY            HELD BY
            AND AGE                  FUND       SERVED(1)      PAST FIVE YEARS         DIRECTOR              DIRECTOR
            -------                  ----       ---------      ---------------         --------              --------
DIRECTORS WHO ARE "INTERESTED
PERSONS"
J. Scott Fox(3)                    Director   December,     President and Chief           54          Mr. Fox is a Director of IPC
Aeltus Investment                             1997 to       Executive Officer (April                  Financial Network, Inc.
Management, Inc.                              present       2001 to present),                         (January 2001 to present).
10 State House Square                                       Managing Director and
Hartford, Connecticut                                       Chief Operating Officer
Born: 1955                                                  (April 1994 to April
                                                            2001), Chief Financial
                                                            Officer (April 1994 to July
                                                            2001), Aeltus Investment
                                                            Management, Inc.; Executive
                                                            Vice President (April 2001 to
                                                            present), Director, Chief
                                                            Operating Officer (February
                                                            1995 to present), Chief
                                                            Financial Officer, Managing
                                                            Director (February 1995 to
                                                            April 2001), Aeltus Capital,
                                                            Inc; Senior Vice President -
                                                            Operations, Aetna Life
                                                            Insurance and Annuity
                                                            Company, March 1997 to
                                                            December 1997.

--------------------------------------------------------------------------------

                                                 TERM OF                              NUMBER OF
                                               OFFICE AND         PRINCIPAL          PORFOLIOS IN             OTHER
                                 POSITION(S)    LENGTH OF       OCCUPATION(S)        FUND COMPLEX         DIRECTORSHIPS
         NAME, ADDRESS            HELD WITH       TIME           DURING THE           OVERSEEN BY            HELD BY
            AND AGE                  FUND       SERVED(1)      PAST FIVE YEARS         DIRECTOR              DIRECTOR
            -------                  ----       ---------      ---------------         --------              --------
Thomas J. McInerney(4)             Director   April, 2002   Chief Executive Officer,      160         Director, Hemisphere, Inc.
7337 E. Doubletree Ranch Rd.                  to present    ING U.S. Financial                        (May 2003-present). Trustee,
Scottsdale, Arizona 85258                                   Services (September 2001                  ING Investors Trust
Born: 1956                                                  to present); General                      (February 2002 - Present);
                                                            Manager and Chief                         Director, Equitable Life
                                                            Executive Officer, ING                    Insurance Co., Golden
                                                            U.S. Worksite Financial                   American Life Insurance Co.,
                                                            Services (December 2000                   Life Insurance Company of
                                                            to present); Member, ING                  Georgia, Midwestern United
                                                            Americas Executive                        Life Insurance Co., ReliaStar
                                                            Committee (2001 to                        Life Insurance Co., Security
                                                            present); President, Chief                Life of Denver, Security
                                                            Executive Officer and                     Connecticut Life Insurance
                                                            Director of Northern Life                 Co., Southland Life
                                                            Insurance Company                         Insurance Co., USG Annuity
                                                            (2001 to present), ING                    and Life Company, and
                                                            Aeltus Holding Company,                   United Life and Annuity
                                                            Inc. (2000 to present),                   Insurance Co. Inc (March
                                                            ING Retail Holding                        2001 - Present); Trustee,
                                                            Company (1998 to                          Ameribest Life Insurance
                                                            present). Formerly, ING                   Co., (2001-2003); Trustee,
                                                            Life Insurance and                        First Columbine Life
                                                            Annuity Company (1997                     Insurance Co., (2001-2002);
                                                            to November 2002); ING                    Member of the Board,
                                                            Retirement Holdings, Inc.                 National Commission on
                                                            (1997 to March 2003).                     Retirement Policy,
                                                            General Manager and                       Governor's Council on
                                                            Chief Executive Officer,                  Economic Competitiveness
                                                            ING Worksite Division                     and Technology of
                                                            (December 2000 to                         Connecticut, Connecticut
                                                            October 2001), President,                 Business and Industry
                                                            ING-SCI, Inc. (August                     Association, Bushnell;
                                                            1997 to December 2000);                   Connecticut Forum; Metro
                                                            President, Aetna                          Hartford Chamber of
                                                            Financial Services                        Commerce; and is Chairman,
                                                            (August 1997 to                           Concerned Citizens for
                                                            December 2000); Head of                   Effective Government. .
                                                            National Accounts, Core
                                                            Sales and Marketing,
                                                            Aetna U.S. Healthcare
                                                            (April 1996 to March
                                                            1997);

----------
(1)  Directors serve until their successors are duly elected and qualified.
(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.
(4) Mr. McInerney is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act") because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                              PRINCIPAL
                                                          TERM OF OFFICE                    OCCUPATION(S)
         NAME, ADDRESS                 POSITIONS           AND LENGTH OF                     DURING THE
            AND AGE                  HELD WITH FUND         SERVICE(1)                     LAST FIVE YEARS
            -------                  --------------         ----------                     ---------------
OFFICERS:
James M. Hennessy                  President, Chief          March 2002         President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.       Executive Officer,        to present         ING Capital Corporation, LLC, ING Funds
Scottsdale, Arizona 85258          and Chief                                    Services, LLC, ING Advisors, Inc., ING
Born: 1949                         Operating Officer                            Investments, LLC, Lexington Funds
                                                                                Distributor, Inc., Express America T.C.,
                                                                                Inc. and EAMC Liquidation Corp.
                                                                                (December 2001 - Present); Executive
                                                                                Vice President and Chief Operating
                                                                                Officer and ING Funds Distributor, LLC
                                                                                (June 2000 - Present). Formerly, Executive
                                                                                Vice President and Chief Operating
                                                                                Officer, ING Quantitative Management,
                                                                                Inc. (October 2001 - September 2002),
                                                                                Senior Executive Vice President (June
                                                                                2000 - December 2000) and Secretary
                                                                                (April 1995 - December 2000), ING
                                                                                Capital Corporation, LLC, ING Funds
                                                                                Services, LLC, ING Investments, LLC, ING
                                                                                Advisors, Inc., Express America T.C., Inc.
                                                                                and EAMC Liquidation Corp.; Executive
                                                                                Vice President, ING Capital Corporation,
                                                                                LLC and its affiliates (May 1998 - June
                                                                                2000); and Senior Vice President, ING
                                                                                Capital Corporation, LLC and its affiliates
                                                                                (April 1995 - April 1998).

Stanley D. Vyner                   Executive Vice            March 2002         Executive Vice President of ING Advisors,
7337 E. Doubletree Ranch Rd.       President                 to present         Inc. and ING Investments, LLC (July 2000
Scottsdale, Arizona 85258                                                       to present) and Chief Investment Officer
Born: 1950                                                                      of the International Portfolios, ING
                                                                                Investments, LLC (July 1996 to present).
                                                                                Formerly, President and Chief Executive
                                                                                Officer of ING Investments, LLC (August
                                                                                1996 to August 2000).

Michael J. Roland                  Executive Vice            March 2002         Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.       President,                to present         Officer and Treasurer of ING Funds
Scottsdale, Arizona 85258          Assistant Secretary                          Services, LLC, ING Funds Distributor, LLC,
Born: 1958                         and                                          ING Advisors, Inc., ING Investments, LLC,
                                   Principal Financial                          Lexington Funds Distributor, Inc., Express
                                   Officer                                      America T.C. Inc. and EAMC Liquidation
                                                                                Corp. (December 2001 to present). Formerly,
                                                                                Executive Vice President, Chief Financial
                                                                                Officer and Treasurer ING Quantitative
                                                                                Management (December 2001 - September
                                                                                2002), formerly, Senior Vice President, ING
                                                                                Funds Services, LLC, ING Investments, LLC,
                                                                                and ING Funds Distributor, LLC (June 1998
                                                                                to December 2001) and Chief Financial
                                                                                Officer of Endeavor Group (April 1997 to
                                                                                June 1998).

--------------------------------------------------------------------------------

                                                                                              PRINCIPAL
                                                          TERM OF OFFICE                    OCCUPATION(S)
         NAME, ADDRESS                 POSITIONS           AND LENGTH OF                     DURING THE
            AND AGE                  HELD WITH FUND         SERVICE(1)                     LAST FIVE YEARS
            -------                  --------------         ----------                     ---------------
OFFICERS:
Robert S. Naka                     Senior Vice               March 2002         Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and             to present         Secretary of ING Funds Services, LLC, ING
Scottsdale, Arizona 85258          Assistant Secretary                          Funds Distributor, LLC, ING Advisors, Inc.,
Born: 1963                                                                      ING Capital Corporation, LLC ING
                                                                                Investments, LLC, (October 2001to present)
                                                                                and Lexington Funds Distributor, Inc.
                                                                                (December 2001to present). Formerly, Senior
                                                                                Vice President and Assistant Secretary, ING
                                                                                Quantitive Management, INC. (October 2001 -
                                                                                September 2002). Formerly, Vice President,
                                                                                ING Investments, LLC (April 1997 to October
                                                                                1999), ING Funds Services, LLC (February
                                                                                1997 to August 1999) and Assistant Vice
                                                                                President, ING Funds Services, LLC (August
                                                                                1995 to February 1997).

Robyn L. Ichilov                   Vice President and        March 2002         Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.       Treasurer                 to present         (October 2001to present) and ING
Scottsdale, Arizona 85258                                                       Investments, LLC (August 1997 to
Born: 1967                                                                      present); Accounting Manager, ING
                                                                                Investments, LLC (November 1995 to
                                                                                present).

Kimberly A. Anderson               Vice President and        March 2002         Vice President and Secretary of ING
7337 E. Doubletree Ranch Rd.       Secretary                 to present         Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258                                                       Distributor, LLC, ING Advisors, Inc., ING
Born: 1964                                                                      Investments, LLC (October 2001to
                                                                                present) and Lexington Funds Distributor,
                                                                                Inc. (December 2001to present). Formerly,
                                                                                Vice President, ING Quantitative
                                                                                Management, Inc. (October 2001 - September
                                                                                2002). Formerly, Assistant Vice President
                                                                                of ING Funds Services, LLC (November 1999
                                                                                to January 2001) and has held various other
                                                                                positions with ING Funds Services, LLC for
                                                                                more than the last five years.

Lauren D. Bensinger                Vice President            March 2003 to      Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                 present            Officer, ING Funds Distributor, LLC. (July
Scottsdale, Arizona 85258                                                       1995 - Present); Vice President (February
Born: 1954                                                                      1996 - Present) and Chief Compliance
                                                                                Officer (October 2001 - Present) ING
                                                                                Investments, LLC; Vice President and Chief
                                                                                Compliance Officer, ING Advisors, Inc.
                                                                                (July 2000 - Present), Vice President and
                                                                                Chief Compliance Officer, ING Quantitative
                                                                                Management, Inc. (July 2000 - September
                                                                                2002), and Vice President, ING Fund
                                                                                Services, LLC (July 1995 - Present).

Maria M. Anderson                  Assistant Vice            April 2002         Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.       President                 to present         Services, LLC (October 2001 to present).
Scottsdale, Arizona 85258                                                       Formerly, Manager of Fund Accounting
Born: 1958                                                                      and Fund Compliance, ING Investments,
                                                                                LLC (September 1999 to November 2001);
                                                                                Section Manager of Fund Accounting, Stein
                                                                                Roe Mutual Funds (July 1998 to August
                                                                                1999); and Financial Reporting Analyst,
                                                                                Stein Roe Mutual Funds (August 1997 to July
                                                                                1998).

--------------------------------------------------------------------------------


                                                                                            PRINCIPAL
                                                          TERM OF OFFICE                  OCCUPATION(S)
         NAME, ADDRESS                 POSITIONS           AND LENGTH OF                    DURING THE
            AND AGE                  HELD WITH FUND         SERVICE(1)                   LAST FIVE YEARS
------------------------------   ---------------------   ----------------   -----------------------------------------
OFFICERS:
Todd Modic                         Assistant Vice            April 2002         Vice-President of Financial Reporting-
7337 E. Doubletree Ranch Rd.       President                 to present         Fund Accounting of ING Funds Services,
Scottsdale, Arizona 85258                                                       LLC (September 2002 to present) Director
Born: 1967                                                                      of Financial Reporting of ING Funds
                                                                                Services, LLC (March 2001 to September
                                                                                2002). Formerly, Director of Financial
                                                                                Reporting, Axient Communications, Inc. (May
                                                                                2000 to January 2001) and Director of
                                                                                Finance, Rural/Metro Corporation (March
                                                                                1995 to May 2000).

Susan P. Kinens                    Assistant Vice            March 2003 to      Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and             present            Secretary, ING Funds Services, LLC
Scottsdale, Arizona 85258          Assistant Secretary                          (December 2002 - Present); and has held
Born: 1976                                                                      various other positions with ING Funds
                                                                                Services, LLC for the last five years.

----------
(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                         DOMESTIC EQUITY VALUE FUNDS
   ING Emerging Countries Fund                  ING Financial Services Fund
   ING Foreign Fund                             ING Large Company Value Fund
   ING International Fund                       ING MagnaCap Fund
   ING International Growth Fund                ING Tax Efficient Equity Fund
   ING International SmallCap Growth Fund       ING Value Opportunity Fund
   ING International Value Fund                 ING SmallCap Value Fund
   ING Precious Metals Fund                     ING MidCap Value Fund
   ING Russia Fund
                                             DOMESTIC EQUITY AND INCOME FUNDS
INTERNATIONAL GLOBAL EQUITY                     ING Equity and Bond Fund
   ING Global Technology Fund                   ING Convertible Fund
   ING Global Real Estate Fund                  ING Balanced Fund
   ING Worldwide Growth Fund                    ING Growth and Income Fund

DOMESTIC EQUITY FUNDS                        FIXED INCOME FUNDS
   ING Growth Fund                              ING Bond Fund
   ING Growth + Value Fund                      ING Classic Money Market Fund*
   ING Growth Opportunities Fund                ING Government Fund
   ING LargeCap Growth Fund                     ING GNMA Income Fund
   ING MidCap Opportunities Fund                ING High Yield Opportunity Fund
   ING Small Company Fund                       ING High Yield Bond Fund
   ING SmallCap Opportunities Fund              ING Intermediate Bond Fund
   ING Technology Fund                          ING Lexington Money Market Trust*
                                                ING National Tax Exempt Bond Fund
DOMESTIC EQUITY INDEX FUNDS                     ING Money Market Fund*
   ING Index Plus LargeCap Fund                 ING Aeltus Money Market Fund*
   ING Index Plus MidCap Fund                   ING Strategic Bond Fund
   ING Index Plus SmallCap Fund
   ING Research Enhanced Index Fund          STRATEGIC ALLOCATION FUNDS
                                                ING Strategic Allocation Growth Fund
                                                ING Strategic Allocation Balanced Fund
                                                ING Strategic Allocation Income Fund

                                             LOAN PARTICIPATION FUNDS
                                                ING Prime Rate Trust
                                                ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC, at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]                                                 AFIP&SAAR0503-072503

       ANNUAL REPORT




[PHOTO OF ABACUS]

       May 31, 2003


       Classes A and B


ING Classic Principal Protection Fund
ING Classic Principal Protection Fund II
ING Classic Principal Protection Fund III
ING Classic Principal Protection Fund IV
ING Index Plus Protection Fund


                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


President's Letter......................................    1
Portfolio Managers' Reports.............................    2
Index Descriptions......................................   11
Independent Auditors' Report............................   12
Statements of Assets and Liabilities....................   13
Statements of Operations................................   15
Statements of Changes in Net Assets.....................   16
Financial Highlights....................................   19
Notes to Financial Statements...........................   24
Portfolios of Investments...............................   31
Tax Information.........................................   60
Director and Officer Information........................   61

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------


(Photo of James M. Hennessy)

                               JAMES M. HENNESSY
Dear Shareholder:

It would be an understatement to refer to this past year as a challenging one for investors. There have been many events on the geopolitical front and numerous economic challenges that have tested investor resilience.

We are now in a period of one of the longest economic downturns in U.S. history. Although few of us will take much comfort in the fact that we have coped with a particularly challenging time, perhaps we should.

We at ING Funds remain optimistic about the future, preferring to see the positives that have emerged in the wake of recent difficulties. For instance, the quick actions on the part of the financial industry and government regulators that followed a string of recent corporate scandals may have helped regain investor trust and the tough new accounting standards now in place should help permanently improve our industry.

Although I do not wish to be premature in my enthusiasm, I do believe that the gradual market upturn of recent months supports ING Funds' long-held philosophy that it is important to remain focused on long-term investment goals and maintain reasonable expectations.

In recent months, we at ING Funds have made some changes to some of our fund management teams. We have also entered into new relationships with respected sub-advisers and are launching several new mutual funds. We have implemented improvements to our website at www.ingfunds.com that make it more accessible to investors and financial advisors alike.

We remain committed to providing quality service and innovative products to help meet the needs of our investors, and we are excited and optimistic about the future.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in the future.

Sincerely,

(-s- James M. Hennessy)
James M. Hennessy
President
ING Funds
July 15, 2003

PRINCIPAL PROTECTION FUNDS

                                                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT TEAM:

ASSET ALLOCATION: Mary Ann Fernandez, Senior Vice President, ING Aeltus, serves as strategist for the Funds and is responsible for overseeing overall Fund strategy and the allocation of Fund Assets between the Equity and Fixed components. Ms. Fernandez joined ING Aeltus in 1996 as Vice President of product development.

EQUITY COMPONENT: Hugh T.M. Whelan, Portfolio Manager, ING Aeltus, co-manages the Equity Component. Mr. Whelan joined ING Aeltus in 1999 and has served as a quantitative equity analyst.

Douglas E. Cote, Portfolio Manager, ING Aeltus, co-manages the Equity Component. Mr. Cote joined ING Aeltus in 1996 and has served as a quantitative equity analyst.

FIXED COMPONENT: John Murphy, Portfolio Manager, ING Aeltus, manages the Fixed Component. Mr. Murphy joined ING Aeltus in 1986 and has served as a quantitative analyst and assistant portfolio manager of fixed income investments.

INVESTMENT OBJECTIVE: During the Guarantee Period, the Funds seek to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of the Guarantee Period.

INDEX PLUS PROTECTION FUND: Following the five year Guarantee Period, the Index Plus LargeCap Period begins. During this Period, the Fund will seek to outperform the total return performance of the S&P 500 Index while maintaining a risk profile consistent with the Index.

MARKET OVERVIEW: For the year, financial markets and the economy were impacted by what seemed to be a record number of internal and external factors. Residual effects of earlier accounting problems, several high profile bankruptcies, continued Middle East violence, severe winter storms, terrorism alerts, steeply rising energy prices, and the uncertainty leading up to and including the Iraqi conflict weighed on business and consumer confidence. While the U.S. unemployment rate ranged between 5.7% and 6.0% throughout the period, the general level of uncertainty magnified its negative effect on consumer confidence.

The U.S. fixed income market registered strong returns with the Lehman Aggregate Bond Index returning 11.58%. Bonds were supported by the Federal Reserve continuing to lower short term interest rates, no inflation, slow growth and high retail demand for fixed income products.

The U.S. stock market, by all capitalization measures, declined over the year. S&P 500 large-cap stocks lost 8.06%, while the Russell 2000 small-cap stocks lost approximately the same amount at 8.18%. Mid-cap stocks (S&P 400) lost 9.14%. The Nasdaq Composite fared the best, losing only 0.74% due to a strong rally in the fourth quarter of 2002. In general, the equity market bottomed in October 2002, and again in March 2003, and has rallied strongly since the March low. The recent rally, however, was not strong enough to offset losses registered earlier in the 12-month period.

PERFORMANCE: Listed below are the Funds' Class A share average annual total returns, excluding sales charges, for the year ended May 31, 2003:

                                 SINCE INCEPTION     INCEPTION DATE
                                 OF THE GUARANTEE     OF GUARANTEE
                        1 YEAR        PERIOD             PERIOD
                        ------        ------             ------
PPF                      2.91%         1.27%           10/07/1999
PPF II                   4.27%         1.18%           12/21/1999
PPF III                  5.26%         1.39%           06/01/2000
PPF IV                   6.99%         1.51%           09/07/2000
IPPF                     6.76%         1.65%           12/01/2000

PORTFOLIO DISCUSSION: Performance is driven by three factors: the asset allocation process, the underlying fixed income portfolio, which is invested primarily in U.S. Treasury and agency securities, and the underlying equity portfolio, which is invested in ING Aeltus' quantitative enhanced S&P 500 Index strategy.

The asset allocation process is designed to participate in upwardly moving equity markets, and on the downside, it is designed to focus on loss protection by investing in fixed income securities including zero-coupon bonds. Downside protection only applies to those investors who remain invested for the full five-year Guarantee Period. The factors that are used to determine the allocation include market volatility, the current level of interest rates, time left to the maturity of the Funds, and the current value of the Funds' assets relative to the underlying Guarantee Amount. In general, the Funds buy equities (and sell fixed income securities) as the equity market is rising, while selling out of equity securities (and buying fixed income securities) as the equity market is declining. Asset allocation moves in and out of equity and fixed income securities can impact performance, especially in rapidly moving markets or very volatile markets since reallocations generate transaction costs such as brokerage commissions. Since bonds outperformed stocks over the period, the Funds' outperformance relative to the S&P 500 index is expected because of our asset allocation. By the same token, we expect the Funds to underperform the

                                                      PRINCIPAL PROTECTION FUNDS

PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------


S&P 500 when stocks outperform bonds for the same reason. Over the period, our allocation to equities was lowered while the fixed income allocation was increased.

                                            ASSET ALLOCATION AS A
                                          PERCENTAGE OF INVESTMENTS
                                          --------------------------
                                            EQUITY     FIXED INCOME
                             AT MAY 31,   COMPONENT      COMPONENT
                             ----------   ---------      ---------
PPF                             2002        10.25%         89.75%
                                2003         1.48%         98.52%
PPF II                          2002         6.15%         93.85%
                                2003         0.66%         99.34%
PPF III                         2002        11.22%         88.78%
                                2003         2.40%         97.60%
PPF IV                          2002         8.65%         91.35%
                                2003         0.65%         99.35%
IPPF                            2002        12.36%         87.64%
                                2003         1.74%         98.26%

The Fixed Income Component of the Classic Principal Protection Funds underperformed the Lehman Brothers Aggregate Bond Index as did the Index Plus Protection Fund as intermediate and long duration U.S. Treasuries and agencies outperformed other sectors, such as asset-backed securities, mortgage-backed securities and shorter duration U.S. Treasuries and agencies. U.S. agencies and Treasuries lagged credit sectors, which were the big winners in the index over the period. The Fixed Income Component of the Classic Principal Protection Funds and the Index Plus Protection Fund consists primarily of shorter duration securities. As each of the Funds move towards maturity, the duration will shorten since we maintain a duration close to the maturity of the Fund as part of our investment strategy.

The Equity Component underperformed the S&P 500 due to adverse stock selection, especially in April - May of 2003. The largest individual detractors from performance were our overweights of Home Depot and Cisco, and our underweight in AIG. Positive contributors to performance were our underweights in Altria Group, Baxter International, and Electronic Data Systems. Sector allocation did not have a significant impact on performance.

MARKET OUTLOOK: Despite all the negative events that weighed on the economy and markets for the past 12 months, the market appears to have bottomed in March 2003. There are currently a significant number of market and economic supports in place. Interest rates are at a 40-year low, with the Federal Reserve indicating it has no interest in raising rates until economic growth is firmly entrenched. Fiscal policy is also very accommodative, with the recent $350 billion tax cut front loaded to stimulate the economy in 2003 and 2004. The dollar, which declined from multi-year highs, will likely give U.S. firms pricing advantages in overseas markets and enhance large-cap multinational profitability. Consumer confidence appears to be rising rapidly after the end of the Iraqi conflict, as it did in 1991. Declining energy prices and record mortgage refinancing have left the consumer with a great deal of liquidity, to invest or spend. Funds have recently begun to flow from very low yielding money market mutual funds back into equities.

For the first quarter of 2003, corporate profitability rose above analyst estimates, but due more to increased efficiency and productivity than from a general rise in demand. Manufacturing inventories are at record low levels. Any demand created by a very accommodative monetary and fiscal policy will have to translate into increased production and employment. Technology capital replacement has already been in evidence for several quarters, which has in turn helped support the Nasdaq relative to other indexes. We look for the current gradual recovery in the economy and the markets to continue and build momentum through the third and fourth quarters of this year.

ING CLASSIC PRINCIPAL PROTECTION FUND

                                                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------


[line graph]

                                      ING CLASSIC PRINCIPAL   ING CLASSIC PRINCIPAL
                                         PROTECTION FUND         PROTECTION FUND                               LEHMAN BROTHERS
                                       CLASS A WITH SALES        CLASS A WITHOUT                                AGGREGATE BOND
                                             CHARGE               SALES CHARGE              S&P 500                 INDEX
                                      ---------------------   ---------------------         -------            ---------------
10/7/99                                      9527.00                10000.00                10000.00               10000.00
5/31/00                                      9710.00                10192.00                11164.00               10174.00
5/31/01                                      9481.00                 9952.00                 9986.00               11509.00
5/31/02                                      9694.00                10176.00                 8603.00               12441.00
5/31/03                                      9976.00                10472.00                 7909.00               13881.00

                                             AVERAGE ANNUAL TOTAL RETURNS
                                          FOR THE PERIODS ENDED MAY 31, 2003
                                       ----------------------------------------
                                                             SINCE INCEPTION OF
                                                              GUARANTEE PERIOD
                                       1 YEAR                     10/07/99
                                       ------                     --------
Including Sales Charge:
  Class A(1)                           -1.93%                      -0.07%
  Class B(2)                           -2.71%                      -0.28%
Excluding Sales Charge:
  Class A                               2.91%                       1.27%
  Class B                               2.19%                       0.50%
S&P 500 Index                          -8.06%                      -6.20%(3)
Lehman Brothers Aggregate Bond Index   11.58%                       9.36%(3)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Classic Principal Protection Fund against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

(3) Since inception performance for the index is shown from 10/01/99.

                 See accompanying index descriptions on page 9.

                                        ING CLASSIC PRINCIPAL PROTECTION FUND II

PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------


[line graph]

                                      ING CLASSIC PRINCIPAL   ING CLASSIC PRINCIPAL
                                       PROTECTION FUND II      PROTECTION FUND II                              LEHMAN BROTHERS
                                       CLASS A WITH SALES        CLASS A WITHOUT                                AGGREGATE BOND
                                             CHARGE               SALES CHARGE              S&P 500                 INDEX
                                      ---------------------   ---------------------         -------            ---------------
12/21/99                                     9527.00                10000.00                10000.00               10000.00
5/31/00                                      9165.00                 9620.00                 9718.00               10187.00
5/31/01                                      9146.00                 9600.00                 8692.00               11523.00
5/31/02                                      9514.00                 9986.00                 7489.00               12456.00
5/31/03                                      9920.00                10413.00                 6885.00               13898.00

                                             AVERAGE ANNUAL TOTAL RETURNS
                                          FOR THE PERIODS ENDED MAY 31, 2003
                                       ----------------------------------------
                                                             SINCE INCEPTION OF
                                                              GUARANTEE PERIOD
                                       1 YEAR                     12/21/99
                                       ------                     --------
Including Sales Charge:
  Class A(1)                           -0.64%                       -0.23%
  Class B(2)                           -1.53%                       -0.40%
Excluding Sales Charge:
  Class A                               4.27%                        1.18%
  Class B                               3.47%                        0.42%
S&P 500 Index                          -8.06%                      -10.35%(3)
Lehman Brothers Aggregate Bond Index   11.58%                       10.11%(3)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Classic Principal Protection Fund II against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

(3) Since inception performance for the index is shown from 01/01/00.

                 See accompanying index descriptions on page 9.

ING CLASSIC PRINCIPAL PROTECTION FUND III

                                                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------


[line graph]

                                      ING CLASSIC PRINCIPAL   ING CLASSIC PRINCIPAL
                                       PROTECTION FUND III     PROTECTION FUND III                             LEHMAN BROTHERS
                                       CLASS A WITH SALES        CLASS A WITHOUT                                AGGREGATE BOND
                                             CHARGE               SALES CHARGE              S&P 500                 INDEX
                                      ---------------------   ---------------------         -------            ---------------
6/1/00                                       9529.00                10000.00                10000.00               10000.00
5/31/01                                      9145.00                 9597.00                 8945.00               11312.00
5/31/02                                      9435.00                 9901.00                 7706.00               12228.00
5/31/03                                      9931.00                10422.00                 7085.00               13644.00

                                             AVERAGE ANNUAL TOTAL RETURNS
                                          FOR THE PERIODS ENDED MAY 31, 2003
                                       ----------------------------------------
                                                             SINCE INCEPTION OF
                                                              GUARANTEE PERIOD
                                       1 YEAR                     06/01/00
                                       ------                     --------
Including Sales Charge:
  Class A(1)                            0.25%                       -0.23%
  Class B(2)                           -0.44%                       -0.31%
Excluding Sales Charge:
  Class A                               5.26%                        1.39%
  Class B                               4.56%                        0.65%
S&P 500 Index                          -8.06%                      -10.85%
Lehman Brothers Aggregate Bond Index   11.58%                      -10.91%

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Classic Principal Protection Fund III against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

                 See accompanying index descriptions on page 9.

                                        ING CLASSIC PRINCIPAL PROTECTION FUND IV

PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------


[line graph]

                                      ING CLASSIC PRINCIPAL   ING CLASSIC PRINCIPAL
                                       PROTECTION FUND IV      PROTECTION FUND IV                              LEHMAN BROTHERS
                                       CLASS A WITH SALES        CLASS A WITHOUT                                AGGREGATE BOND
                                             CHARGE               SALES CHARGE              S&P 500                 INDEX
                                      ---------------------   ---------------------         -------            ---------------
9/7/00                                       9527.00                10000.00                10000.00               10000.00
5/31/01                                      8925.00                 9367.00                 8349.00               10824.00
5/31/02                                      9278.00                 9738.00                 7193.00               11701.00
5/31/03                                      9926.00                10418.00                 6613.00               13056.00

                                             AVERAGE ANNUAL TOTAL RETURNS
                                          FOR THE PERIODS ENDED MAY 31, 2003
                                       ----------------------------------------
                                                             SINCE INCEPTION OF
                                                              GUARANTEE PERIOD
                                       1 YEAR                     09/07/00
                                       ------                     --------
Including Sales Charge:
  Class A(1)                            1.91%                       -0.27%
  Class B(2)                            1.19%                       -0.29%
Excluding Sales Charge:
  Class A                               6.99%                        1.51%
  Class B                               6.19%                        0.76%
S&P 500 Index                          -8.06%                      -13.96%(3)
Lehman Brothers Aggregate Bond Index   11.58%                       10.18%(3)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Classic Principal Protection Fund IV against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

(3) Since inception performance for the index is shown from 9/01/00.

                 See accompanying index descriptions on page 9.

ING INDEX PLUS PROTECTION FUND

                                                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------


[line graph]

                                           ING INDEX PLUS         ING INDEX PLUS
                                          PROTECTION FUND        PROTECTION FUND                               LEHMAN BROTHERS
                                         CLASS A WITH SALES      CLASS A WITHOUT                                AGGREGATE BOND
                                               CHARGE              SALES CHARGE             S&P 500                 INDEX
                                         ------------------      ---------------            -------            ---------------
12/1/00                                       9527.00                10000.00               10000.00               10000.00
5/31/01                                       9048.00                 9497.00                9610.00               10514.00
5/31/02                                       9296.00                 9757.00                8279.00               11366.00
5/31/03                                       9925.00                10417.00                7612.00               12682.00

                                               AVERAGE ANNUAL TOTAL RETURNS
                                            FOR THE PERIODS ENDED MAY 31, 2003
                                            ----------------------------------
                                                            SINCE INCEPTION OF
                                                             GUARANTEE PERIOD
                                            1 YEAR               12/01/00
                                            ------               --------
Including Sales Charge:
  Class A(1)                                  1.70%                -0.30%
  Class B(2)                                  0.86%                -0.32%
Excluding Sales Charge:
  Class A                                     6.76%                 1.65%
  Class B                                     5.86%                 0.88%
S&P 500 Index                                -8.06%               -10.34%
Lehman Brothers Aggregate Bond Index         11.58%                 9.97%

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus Protection Fund against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception return.

                 See accompanying index descriptions on page 9.

                                                  ING PRINCIPAL PROTECTION FUNDS

INVESTMENT STRATEGY AND PRINCIPAL RISKS
--------------------------------------------------------------------------------


WHAT IS THE INVESTMENT STRATEGY DURING THE GUARANTEE PERIOD?

The Fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the Guarantee per Share. The Guarantee per Share will equal the NAV per share on the last day of the Offering Phase, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all such dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value at the inception of the Guarantee Period (Guaranteed Amount).

Under normal market conditions, during the Guarantee Period, the Fund's assets are allocated between an:

    - Equity Component, consisting primarily of common stocks and a

    - Fixed Component, consisting primarily of short-to intermediate-duration U.S. Government securities.

HOW DOES THE FUND'S ASSET ALLOCATION WORK?

The Portfolio Manager uses a proprietary computer model to determine, on an ongoing basis, the percentage of assets allocated to the Equity Component and to the Fixed Component in an attempt to meet the investment objective. The model evaluates a number of factors, including but not limited to:

    - the market value of the fund's assets as compared to the aggregate guaranteed amount;

    - the prevailing level of interest rates;

    - equity market volatility; and

    - the length of time remaining until the Guarantee Maturity Date.

The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.

EQUITY COMPONENT: In managing the assets of the Equity Component, the Fund employs an Enhanced Index Strategy. This means that the Portfolio Manager invests at least 80% of the Equity Component's net assets in stocks included in the Standard and Poor's 500 Index (S&P 500), although the weightings of the stocks may vary somewhat from their respective weightings in the S&P 500, as described below. The Equity Component may also include S&P 500 futures contracts.

The Board of Directors of the Fund recently approved an addition to the fund's investment strategy. Under this strategy, if the Equity Component's market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500, the Portfolio Manager may invest the entire amount of the Equity Component's assets in S&P 500 futures, in exchange traded funds (ETFs), or in a combination of S&P 500 futures and ETFs, subject to any limitation on the Fund's investment in such securities. ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Portfolio Manager will not employ an enhanced index strategy when it invests in S&P 500 futures and ETFs.

FIXED COMPONENT: In managing the Fixed Component the Fund looks to select investments with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds, which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities of a short- to intermediate duration. Duration refers to the sensitivity of fixed income securities to interest rate changes. Generally, fixed income securities with shorter durations are less sensitive to changes in interest rates. These U.S. Government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA-or higher by S&P and/or Aa3 or higher by Moody's Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.

WHAT ARE THE PRINCIPAL GUARANTEE PERIOD RISKS?

ALLOCATION RISK: If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of preserving the value of the Fund as of the inception of the Guarantee Period. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by 30% in a single day, a complete and irreversible reallocation to the Fixed Component may occur. In this circumstance, the Fund would not participate in any subsequent recovery in the equity markets. Use of the Fixed Component reduces the Fund's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities.

ING PRINCIPAL PROTECTION FUNDS

                                         INVESTMENT STRATEGY AND PRINCIPAL RISKS
--------------------------------------------------------------------------------


ASSET ALLOCATION MAY UNDERPERFORM STATIC STRATEGIES: The asset allocation process results in transaction costs. Volatile periods in the market may increase these costs. This process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Fund, may increase the Fund's transaction costs.

OPPORTUNITY COSTS: The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund's assets to the Fixed Component in order to conserve Fund assets to a level equal to or above the present value of the Guarantee. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the fund assets. If the market value of the Equity Component rises, the percentage of the Fund's assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Fund will affect these allocations. For example, if the Fund incurs early losses, the Fund may allocate 100% of the Fund's assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the Fund participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Fund, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Fund and other factors. The Fund might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

WORSE CASE SCENARIOS FOR THE FUND'S EQUITY PARTICIPATION: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Fund's NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Fund's assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

INVESTING IN STOCKS: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Portfolio Manager's skill in determining which securities to overweight, underweight or avoid altogether.

INVESTING IN BONDS: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon securities) to its shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

USE OF FUTURES: While the use of futures contracts by the Fund can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expense and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.

TRANSACTION COSTS AND TAXES: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Fund, may increase the Fund's transaction costs.

The asset allocation process and sale of fixed-income securities in connection with the transition period for the Index Plus Protection Fund may also result in the realization of additional gains to the Fund and may therefore also increase tax liability to shareholders. The Fund will distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvesting in the Fund.

For further information on the Fund's Investment Strategy and Risks, please refer to your Prospectus and Statement of Additional Information.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------


The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset Backed Securities Index.


The STANDARD AND POOR'S 500 ("S&P 500") Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


The Shareholders and Board of Directors
ING Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Classic Principal Protection Fund, ING Classic Principal Protection Fund II, ING Classic Principal Protection Fund III, ING Classic Principal Protection Fund IV and ING Index Plus Protection Fund, each a series of ING Series Fund, Inc. as of May 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended May 31, 2003, the seven months ended May 31, 2002 and the year ended October 31, 2001, and the financial highlights for each of the years or periods in the five-year period ended May 31, 2003. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Classic Principal Protection Fund, ING Classic Principal Protection Fund II, ING Classic Principal Protection Fund III, ING Classic Principal Protection Fund IV and ING Index Plus Protection Fund as of May 31, 2003, and the results of their operations, changes in their net assets and the financial highlights for each of the years or periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                       [KPMG LLP]

Boston, Massachusetts
July 11, 2003

            STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2003
--------------------------------------------------------------------------------


                                                                ING            ING            ING           ING           ING
                                                              CLASSIC        CLASSIC        CLASSIC       CLASSIC        INDEX
                                                             PRINCIPAL      PRINCIPAL      PRINCIPAL     PRINCIPAL       PLUS
                                                             PROTECTION     PROTECTION    PROTECTION    PROTECTION    PROTECTION
                                                                FUND         FUND II       FUND III       FUND IV        FUND
                                                                ----         -------       --------       -------        ----
ASSETS:
Investments in securities, at value*                        $107,836,448   $ 92,974,854   $80,334,920   $51,485,114   $43,679,273
Short-term investments at amortized cost                         181,000        178,000       275,000       225,000       149,000
Cash                                                                 280            109           117           837            17
Receivables:
  Dividends and interest                                           2,423            922         2,892           521         1,135
  Other                                                              668             --            --            --            --
Prepaid expenses                                                   1,407          1,160         1,012           870         3,577
Reimbursement due from manager                                     2,367             --         2,109        11,505         2,396
                                                            ------------   ------------   -----------   -----------   -----------
  Total assets                                               108,024,593     93,155,045    80,616,050    51,723,847    43,835,398
                                                            ------------   ------------   -----------   -----------   -----------
LIABILITIES:
Payable for fund shares redeemed                                  30,335        213,829        45,606        77,894       112,843
Payable to affiliates                                            155,621        138,633       116,135        75,206        62,857
Payable for director fees                                          1,581          1,454         1,192           913           695
Other accrued expenses and liabilities                           101,260        107,034        91,211        84,516        70,750
                                                            ------------   ------------   -----------   -----------   -----------
  Total liabilities                                              288,797        460,950       254,144       238,529       247,145
                                                            ------------   ------------   -----------   -----------   -----------
NET ASSETS                                                  $107,735,796   $ 92,694,095   $80,361,906   $51,485,318   $43,588,253
                                                            ============   ============   ===========   ===========   ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                              113,881,857     99,251,514    83,064,117    53,854,214    43,638,421
Undistributed net investment income                              572,606        432,060       204,368       256,249        50,365
Accumulated net realized loss on investments and futures     (12,994,966)   (12,677,803)   (7,459,357)   (7,868,730)   (2,066,040)
Net unrealized appreciation of investments                     6,276,299      5,688,324     4,552,778     5,243,585     1,965,507
                                                            ------------   ------------   -----------   -----------   -----------
NET ASSETS                                                  $107,735,796   $ 92,694,095   $80,361,906   $51,485,318   $43,588,253
                                                            ============   ============   ===========   ===========   ===========
------------------
* Cost of investments in securities                         $101,560,149   $ 87,286,530   $75,782,142   $46,241,529   $41,713,766

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------


                                                 ING               ING               ING               ING               ING
                                               CLASSIC           CLASSIC           CLASSIC           CLASSIC            INDEX
                                              PRINCIPAL         PRINCIPAL         PRINCIPAL         PRINCIPAL            PLUS
                                              PROTECTION        PROTECTION        PROTECTION        PROTECTION        PROTECTION
                                                 FUND            FUND II           FUND III          FUND IV             FUND
                                                 ----            -------           --------          -------             ----
CLASS A:
 Net assets                                  $ 12,839,454      $  7,510,489      $  8,831,531      $  4,470,275      $  5,027,474
 Shares authorized                            100,000,000       100,000,000       100,000,000       100,000,000       100,000,000
 Par value                                   $      0.001      $      0.001      $      0.001      $      0.001      $      0.001
 Shares outstanding                             1,347,345           790,699           900,136           461,258           497,225
 Net asset value and redemption price per
   share                                     $       9.53      $       9.50      $       9.81      $       9.69      $      10.11
 Maximum offering price per share
   (4.75%)(1)                                $      10.01      $       9.97      $      10.30      $      10.17      $      10.61
CLASS B:
 Net assets                                  $ 94,896,342      $ 85,183,606      $ 71,530,375      $ 47,015,043      $ 38,560,779
 Shares authorized                            100,000,000       100,000,000       100,000,000       100,000,000       100,000,000
 Par value                                   $      0.001      $      0.001      $      0.001      $      0.001      $      0.001
 Shares outstanding                             9,989,608         8,985,600         7,316,433         4,869,682         3,828,027
 Net asset value and redemption price per
   share(2)                                  $       9.50      $       9.48      $       9.78      $       9.65      $      10.07
 Maximum offering price per share            $       9.50      $       9.48      $       9.78      $       9.65      $      10.07

------------------

(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS for the year ended May 31, 2003
--------------------------------------------------------------------------------


                                                          ING             ING             ING             ING             ING
                                                        CLASSIC         CLASSIC         CLASSIC         CLASSIC          INDEX
                                                       PRINCIPAL       PRINCIPAL       PRINCIPAL       PRINCIPAL          PLUS
                                                      PROTECTION       PROTECTION      PROTECTION      PROTECTION      PROTECTION
                                                         FUND           FUND II         FUND III        FUND IV           FUND
                                                         ----           -------         --------        -------           ----
INVESTMENT INCOME:
 Dividends, net of foreign taxes withheld*            $    42,542      $   30,788      $   47,257      $   14,611      $   23,981
 Interest                                               6,169,256       4,728,758       2,950,729       2,598,253       1,213,610
                                                      -----------      ----------      ----------      ----------      ----------
   Total investment income                              6,211,798       4,759,546       2,997,986       2,612,864       1,237,591
                                                      -----------      ----------      ----------      ----------      ----------
 EXPENSES:
 Investment management fees                               741,962         623,889         539,458         339,087         291,107
 Distribution and service fees:
   Class A                                                 34,301          19,131          23,234          11,700          12,978
   Class B                                              1,004,276         883,305         736,999         474,871         395,948
 Transfer agent fees                                      129,619         107,003          87,694          62,122          56,492
 Administrative service fees                               91,318          76,786          66,395          41,734          35,829
 Shareholder reporting expense                             13,412          12,830          12,813           9,168          21,920
 Professional fees                                         29,961          30,459          31,187          28,042          27,061
 Custody and accounting expense                            89,079         106,422          90,516         116,860          75,315
 Directors' fees                                            5,111           4,662           3,619           2,419           1,936
 Guarantee fees                                           378,861         316,745         275,427         172,152         147,794
 Miscellaneous expense                                      7,140           4,688           4,641           2,995           5,948
                                                      -----------      ----------      ----------      ----------      ----------
   Total expenses                                       2,525,040       2,185,920       1,871,983       1,261,150       1,072,328
Less:
 Net waived and reimbursed fees                            57,073          81,479          72,482         121,077         102,565
                                                      -----------      ----------      ----------      ----------      ----------
   Net expenses                                         2,467,967       2,104,441       1,799,501       1,140,073         969,763
                                                      -----------      ----------      ----------      ----------      ----------
 Net investment income                                  3,743,831       2,655,105       1,198,485       1,472,791         267,828
                                                      -----------      ----------      ----------      ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FUTURES:
 Net realized gain (loss) on:
   Investments                                           (401,689)       (204,400)      1,544,315        (201,291)        804,900
   Futures                                                     --              --              --           6,982              --
                                                      -----------      ----------      ----------      ----------      ----------
   Net realized gain (loss) on investments and
     futures                                             (401,689)       (204,400)      1,544,315        (194,309)        804,900
 Net change in unrealized appreciation
   (depreciation) of investments and futures             (742,239)        967,155       1,020,229       1,915,115       1,557,734
                                                      -----------      ----------      ----------      ----------      ----------
   Net realized and unrealized gain (loss) on
     investments and futures                           (1,143,928)        762,755       2,564,544       1,720,806       2,362,634
                                                      -----------      ----------      ----------      ----------      ----------
 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ 2,599,903      $3,417,860      $3,763,029      $3,193,597      $2,630,462
                                                      ===========      ==========      ==========      ==========      ==========
------------------
* Foreign taxes withheld                              $       120      $      237      $       77      $       32      $      221

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                            ING CLASSIC PRINCIPAL PROTECTION FUND      ING CLASSIC PRINCIPAL PROTECTION FUND II
                                          ------------------------------------------   -----------------------------------------
                                                         SEVEN MONTHS                                SEVEN MONTHS
                                           YEAR ENDED       ENDED        YEAR ENDED    YEAR ENDED       ENDED        YEAR ENDED
                                            MAY 31,        MAY 31,      OCTOBER 31,      MAY 31,       MAY 31,      OCTOBER 31,
                                              2003         2002(1)          2001          2003         2002(1)          2001
                                              ----         -------          ----          ----         -------          ----
FROM OPERATIONS:
Net investment income                     $  3,743,831   $  2,143,899   $  3,313,666   $ 2,655,105   $  1,552,040   $  2,699,696
Net realized gain (loss) on investments
  and futures                                 (401,689)       (25,278)      (954,358)     (204,400)       581,510     (1,061,984)
Net change in unrealized appreciation
  (depreciation) of investments and
  futures                                     (742,239)    (2,825,605)    (5,468,326)      967,155     (2,512,086)      (805,935)
                                          ------------   ------------   ------------   -----------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations                  2,599,903       (706,984)    (3,109,018)    3,417,860       (378,536)       831,777
                                          ------------   ------------   ------------   -----------   ------------   ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                     (659,723)      (544,069)      (195,695)     (314,035)      (283,680)      (175,246)
  Class B                                   (4,007,607)    (2,997,668)      (395,519)   (2,982,423)    (2,534,935)      (826,531)
                                          ------------   ------------   ------------   -----------   ------------   ------------
Total distributions                         (4,667,330)    (3,541,737)      (591,214)   (3,296,458)    (2,818,615)    (1,001,777)
                                          ------------   ------------   ------------   -----------   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested                         4,498,571      3,365,510        568,315     3,247,002      2,747,215        984,559
Cost of shares redeemed                    (15,682,127)   (11,020,246)   (15,677,332)   (9,844,082)    (4,844,682)   (12,993,821)
                                          ------------   ------------   ------------   -----------   ------------   ------------
Net decrease in net assets resulting
  from capital share transactions          (11,183,556)    (7,654,736)   (15,109,017)   (6,597,080)    (2,097,467)   (12,009,262)
                                          ------------   ------------   ------------   -----------   ------------   ------------
Net decrease in net assets                 (13,250,983)   (11,903,457)   (18,809,249)   (6,475,678)    (5,294,618)   (12,179,262)
NET ASSETS:
Beginning of period                        120,986,779    132,890,236    151,699,485    99,169,773    104,464,391    116,643,653
                                          ------------   ------------   ------------   -----------   ------------   ------------
End of period                             $107,735,796   $120,986,779   $132,890,236   $92,694,095   $ 99,169,773   $104,464,391
                                          ============   ============   ============   ===========   ============   ============
Undistributed net investment income at
  end of period                           $    572,606   $  1,496,199   $  2,894,300   $   432,060   $  1,073,479   $  2,340,183
                                          ============   ============   ============   ===========   ============   ============

------------------

(1) The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------


                                       ING CLASSIC PRINCIPAL PROTECTION FUND III       ING CLASSIC PRINCIPAL PROTECTION FUND IV
                                      --------------------------------------------   --------------------------------------------
                                                     SEVEN MONTHS                                   SEVEN MONTHS
                                       YEAR ENDED       ENDED         YEAR ENDED      YEAR ENDED       ENDED         YEAR ENDED
                                        MAY 31,        MAY 31,       OCTOBER 31,       MAY 31,        MAY 31,       OCTOBER 31,
                                          2003         2002(1)           2001            2003         2002(1)           2001
                                          ----         -------           ----            ----         -------           ----
FROM OPERATIONS:
Net investment income                 $ 1,198,485    $ 1,201,574     $ 1,829,901     $ 1,472,791    $   788,257     $ 1,092,758
Net realized gain (loss) on
  investments and futures               1,544,315      1,293,591      (7,532,829)       (194,309)      (196,570)     (5,667,089)
Net change in unrealized
  appreciation (depreciation) of
  investments and futures               1,020,229     (3,103,676)      3,174,665       1,915,115     (1,174,150)      4,891,969
                                      -----------    -----------     -----------     -----------    -----------     -----------
Net increase (decrease) in net
  assets resulting from operations      3,763,029       (608,511)     (2,528,263)      3,193,597       (582,463)        317,638
                                      -----------    -----------     -----------     -----------    -----------     -----------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                (269,422)      (286,923)       (128,763)       (191,186)      (146,023)        (51,592)
  Class B                              (1,519,967)    (1,754,539)       (616,983)     (1,584,827)    (1,052,465)       (360,229)
                                      -----------    -----------     -----------     -----------    -----------     -----------
Total distributions                    (1,789,389)    (2,041,462)       (745,746)     (1,776,013)    (1,198,488)       (411,821)
                                      -----------    -----------     -----------     -----------    -----------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
Dividends reinvested                    1,735,543      1,981,060         728,047       1,718,676      1,163,280         402,620
Cost of shares redeemed                (9,373,483)    (3,550,790)     (5,854,966)     (4,164,096)    (2,994,148)     (3,100,265)
                                      -----------    -----------     -----------     -----------    -----------     -----------
Net decrease in net assets resulting
  from capital share transactions      (7,637,940)    (1,569,730)     (5,126,919)     (2,445,420)    (1,830,868)     (2,697,645)
                                      -----------    -----------     -----------     -----------    -----------     -----------
Net decrease in net assets             (5,664,300)    (4,219,703)     (8,400,928)     (1,027,836)    (3,611,819)     (2,791,828)
NET ASSETS:
Beginning of period                    86,026,206     90,245,909      98,646,837      52,513,154     56,124,973      58,916,801
                                      -----------    -----------     -----------     -----------    -----------     -----------
End of period                         $80,361,906    $86,026,206     $90,245,909     $51,485,318    $52,513,154     $56,124,973
                                      ===========    ===========     ===========     ===========    ===========     ===========
Undistributed net investment income
  at end of period                    $   204,368    $   795,399     $ 1,635,444     $   256,249    $   559,504     $   969,825
                                      ===========    ===========     ===========     ===========    ===========     ===========

------------------

(1) The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------


                                                                            ING INDEX PLUS PROTECTION FUND
                                                                  ---------------------------------------------------
                                                                                    SEVEN MONTHS
                                                                   YEAR ENDED          ENDED            YEAR ENDED
                                                                    MAY 31,           MAY 31,           OCTOBER 31,
                                                                      2003            2002(1)              2001
                                                                      ----            -------              ----
FROM OPERATIONS:
Net investment income                                             $   267,828       $   378,082         $   438,989
Net realized gain (loss) on investments                               804,900         2,001,114          (4,872,151)
Net change in unrealized appreciation (depreciation) of
  investments                                                       1,557,734        (2,807,773)          3,215,546
                                                                  -----------       -----------         -----------
Net increase (decrease) in net assets resulting from
  operations                                                        2,630,462          (428,577)         (1,217,616)
                                                                  -----------       -----------         -----------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                             (92,698)          (64,636)            (40,228)
  Class B                                                            (406,192)         (198,007)           (259,958)
                                                                  -----------       -----------         -----------
Total distributions                                                  (498,890)         (262,643)           (300,186)
                                                                  -----------       -----------         -----------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                           --                --          31,691,886
Dividends reinvested                                                  526,710           256,425              39,105
                                                                  -----------       -----------         -----------
                                                                      526,710           256,425          31,730,991
Cost of shares redeemed                                            (4,513,618)       (1,850,823)         (2,640,615)
                                                                  -----------       -----------         -----------
Net increase (decrease) in net assets resulting from capital
  share transactions                                               (3,986,908)       (1,594,398)         29,090,376
                                                                  -----------       -----------         -----------
Net increase (decrease) in net assets                              (1,855,336)       (2,285,618)         27,572,574
NET ASSETS:
Beginning of period                                                45,443,589        47,729,207          20,156,633
                                                                  -----------       -----------         -----------
End of period                                                     $43,588,253       $45,443,589         $47,729,207
                                                                  ===========       ===========         ===========
Undistributed net investment income at end of period              $    50,365       $   281,427         $   166,085
                                                                  ===========       ===========         ===========

------------------

(1) The Fund changed its fiscal year end to May 31.

                 See Accompanying Notes to Financial Statements

                                           ING CLASSIC PRINCIPAL PROTECTION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                             YEAR         SEVEN MONTHS           YEAR ENDED            AUGUST 6,
                                                             ENDED           ENDED               OCTOBER 31,          1999(1) TO
                                                            MAY 31,         MAY 31,          -------------------      OCTOBER 31,
                                                             2003           2002(4)           2001         2000          1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $          9.72            10.07           10.31       10.20         10.00
 Income from investment operations:
 Net investment income                              $          0.39             0.21            0.31        0.05          0.07*
 Net realized and unrealized gain (loss) on
 investments                                        $         (0.11)           (0.22)          (0.44)       0.13          0.13
 Total from investment operations                   $          0.28            (0.01)          (0.13)       0.18          0.20
 Less distributions from:
 Net investment income                              $          0.47             0.34            0.11        0.07            --
 Total distributions                                $          0.47             0.34            0.11        0.07            --
 Net asset value, end of period                     $          9.53             9.72           10.07       10.31         10.20
 TOTAL RETURN(2):                                   %          2.91            (0.08)          (1.24)       1.71          1.39**
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $        12,839           14,545          16,340      18,712        21,069
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)     %          1.50             1.50            1.50        1.50          1.06
 Gross expenses prior to expense reimbursement(3)   %          1.55             1.56            1.50        1.52          1.46
 Net investment income after expense
 reimbursement(3)(5)                                %          3.94             3.54            3.05        0.94          2.76
 Portfolio turnover rate                            %            10               33              79         337            42
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                               YEAR        SEVEN MONTHS          YEAR ENDED            AUGUST 6,
                                                               ENDED          ENDED              OCTOBER 31,          1999(1) TO
                                                              MAY 31,        MAY 31,         -------------------      OCTOBER 31,
                                                               2003          2002(4)          2001         2000          1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $          9.68           10.00          10.24       10.19         10.00
 Income from investment operations:
 Net investment income                                $          0.32            0.17           0.24        0.03          0.05*
 Net realized and unrealized gain (loss) on
 investments                                          $         (0.11)          (0.23)         (0.45)       0.06          0.14
 Total from investment operations                     $          0.21           (0.06)         (0.21)       0.09          0.19
 Less distributions from:
 Net investment income                                $          0.39            0.26           0.03        0.04            --
 Total distributions                                  $          0.39            0.26           0.03        0.04            --
 Net asset value, end of period                       $          9.50            9.68          10.00       10.24         10.19
 TOTAL RETURN(2):                                     %          2.19           (0.58)         (2.04)       0.89          1.39**
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $        94,896         106,442        116,550      132,987      144,305
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)       %          2.25            2.25           2.25        2.25          1.80
 Gross expenses prior to expense reimbursement(3)     %          2.30            2.31           2.25        2.27          2.21
 Net investment income after expense
 reimbursement(3)(5)                                  %          3.19            2.80           2.30        0.19          2.01
 Portfolio turnover rate                              %            10              33             79         337            42
---------------------------------------------------------------------------------------------------------------------------------

(1)Commencement of offering of shares.
(2)Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
(4)The Fund changed its fiscal year end to May 31.
(5)The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Represents performance beginning on first day of the Guarantee Period
   (10/7/99). Total return from commencement of offering of shares was 2.00% and 1.90% for Class A and Class B, respectively.

                 See Accompanying Notes to Financial Statements

ING CLASSIC PRINCIPAL PROTECTION FUND II

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                              YEAR        SEVEN MONTHS          YEAR ENDED            OCTOBER 7,
                                                              ENDED          ENDED              OCTOBER 31,           1999(1) TO
                                                             MAY 31,        MAY 31,         -------------------      OCTOBER 31,
                                                              2003          2002(4)          2001        2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         9.50            9.83           9.82        10.02          10.00
 Income from investment operations:
 Net investment income                               $         0.34            0.19           0.32         0.10           0.02*
 Net realized and unrealized gain (loss) on
 investments                                         $         0.06           (0.19)         (0.15)       (0.25)            --
 Total from investment operations                    $         0.40            0.00***        0.17        (0.15)          0.02
 Less distributions from:
 Net investment income                               $         0.40            0.33           0.16         0.05             --
 Total distributions                                 $         0.40            0.33           0.16         0.05             --
 Net asset value, end of period                      $         9.50            9.50           9.83         9.82          10.02
 TOTAL RETURN(2):                                    %         4.27            0.10           1.79        (2.00)**          --+
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $        7,510           8,046          8,343       11,169          2,079
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)      %         1.50            1.50           1.50         1.35           0.58
 Gross expenses prior to expense reimbursement(3)    %         1.59            1.58           1.52         1.41           6.47
 Net investment income after expense
 reimbursement(3)(5)                                 %         3.46            3.32           3.19         1.59           3.85
 Portfolio turnover rate                             %           13              43            113          260             --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                              YEAR        SEVEN MONTHS          YEAR ENDED            OCTOBER 7,
                                                              ENDED          ENDED              OCTOBER 31,           1999(1) TO
                                                             MAY 31,        MAY 31,         -------------------      OCTOBER 31,
                                                              2003          2002(4)          2001        2000            1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         9.48            9.77           9.76        10.02          10.00
 Income from investment operations:
 Net investment income                               $         0.27            0.15           0.25         0.08           0.02*
 Net realized and unrealized gain (loss) on
 investments                                         $         0.06           (0.18)         (0.16)       (0.30)            --
 Total from investment operations                    $         0.33           (0.03)          0.09        (0.22)          0.02
 Less distributions from:
 Net investment income                               $         0.33            0.26           0.08         0.04             --
 Total distributions                                 $         0.33            0.26           0.08         0.04             --
 Net asset value, end of period                      $         9.48            9.48           9.77         9.76          10.02
 TOTAL RETURN(2):                                    %         3.47           (0.26)          0.93        (2.58)**          --+
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $       85,184          91,124         96,122      105,475         24,336
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)      %         2.25            2.25           2.25         2.05           1.30
 Gross expenses prior to expense reimbursement(3)    %         2.34            2.33           2.27         2.12           7.19
 Net investment income after expense
 reimbursement(3)(5)                                 %         2.71            2.57           2.44         0.88           3.12
 Portfolio turnover rate                             %           13              43            113          260             --
---------------------------------------------------------------------------------------------------------------------------------

(1)Commencement of offering of shares.
(2)Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
(4)The Fund changed its fiscal year end to May 31.
(5)The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Represents performance beginning on first day of the Guarantee Period (12/21/99). Total return for year ended October 31, 2000 was (1.51%) and (2.21%) for Class A and Class B, respectively.
*** Amount represents less than $0.01 per share.
+ Total return from commencement of offering of shares was 0.20% for both Class A and Class B.

                 See Accompanying Notes to Financial Statements

                                       ING CLASSIC PRINCIPAL PROTECTION FUND III

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                               CLASS A
                                                                     ------------------------------------------------------------
                                                                      YEAR        SEVEN MONTHS                         MARCH 1,
                                                                      ENDED          ENDED          YEAR ENDED        2000(1) TO
                                                                     MAY 31,        MAY 31,         OCTOBER 31,      OCTOBER 31,
                                                                      2003          2002(4)            2001              2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $         9.59            9.91            10.22             10.00
 Income from investment operations:
 Net investment income                                       $         0.21            0.17             0.26              0.06
 Net realized and unrealized gain (loss) on investments      $         0.29           (0.20)           (0.45)             0.16
 Total from investment operations                            $         0.50           (0.03)           (0.19)             0.22
 Less distributions from:
 Net investment income                                       $         0.28            0.29             0.12                --
 Total distributions                                         $         0.28            0.29             0.12                --
 Net asset value, end of period                              $         9.81            9.59             9.91             10.22
 TOTAL RETURN(2):                                            %         5.26           (0.26)           (1.79)             1.09*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $        8,832           9,597            9,830            10,739
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)              %         1.50            1.50             1.50              1.06
 Gross expenses prior to expense reimbursement(3)            %         1.59            1.57             1.53              1.19
 Net investment income after expense reimbursement(3)(5)     %         2.11            3.01             2.66              1.34
 Portfolio turnover rate                                     %           66              48              121               113
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                     ------------------------------------------------------------
                                                                      YEAR        SEVEN MONTHS                         MARCH 1,
                                                                      ENDED          ENDED          YEAR ENDED        2000(1) TO
                                                                     MAY 31,        MAY 31,         OCTOBER 31,      OCTOBER 31,
                                                                      2003          2002(4)            2001              2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $         9.55            9.84            10.17             10.00
 Income from investment operations:
 Net investment income                                       $         0.14            0.13             0.19              0.06
 Net realized and unrealized gain (loss) on investments      $         0.29           (0.20)           (0.45)             0.11
 Total from investment operations                            $         0.43           (0.07)           (0.26)             0.17
 Less distributions from:
 Net investment income                                       $         0.20            0.22             0.07                --
 Total distributions                                         $         0.20            0.22             0.07                --
 Net asset value, end of period                              $         9.78            9.55             9.84             10.17
 TOTAL RETURN(2):                                            %         4.56           (0.73)           (2.52)             0.79*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $       71,530          76,430           80,416            87,907
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)              %         2.25            2.25             2.25              1.65
 Gross expenses prior to expense reimbursement(3)            %         2.34            2.32             2.28              1.78
 Net investment income after expense reimbursement(3)(5)     %         1.36            2.26             1.91              0.75
 Portfolio turnover rate                                     %           66              48              121               113
---------------------------------------------------------------------------------------------------------------------------------

(1)Commencement of offering of shares.
(2)Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
(4)The Fund changed its fiscal year end to May 31.
(5)The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Represents performance beginning on first day of the Guarantee Period (6/1/00). Total return from commencement of offering of shares was 2.20% and 1.70% for Class A and Class B, respectively.

                 See Accompanying Notes to Financial Statements

ING CLASSIC PRINCIPAL PROTECTION FUND IV

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS A
                                                                  ---------------------------------------------------------------
                                                                   YEAR         SEVEN MONTHS                           JULY 6,
                                                                   ENDED           ENDED           YEAR ENDED         2000(1) TO
                                                                  MAY 31,         MAY 31,          OCTOBER 31,       OCTOBER 31,
                                                                   2003           2002(4)             2001               2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $          9.44             9.78              9.74              10.00
 Income from investment operations:
 Net investment income                                   $          0.35             0.18              0.26               0.05
 Net realized and unrealized gain (loss) on
 investments                                             $          0.30            (0.24)            (0.13)             (0.31)
 Total from investment operations                        $          0.65            (0.06)             0.13              (0.26)
 Less distributions from:
 Net investment income                                   $          0.40             0.28              0.09                 --
 Total distributions                                     $          0.40             0.28              0.09               0.00
 Net asset value, end of period                          $          9.69             9.44              9.78               9.74
 TOTAL RETURN(2):                                        %          6.99            (0.62)             1.40              (3.37)*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $         4,470            4,728             5,176              5,534
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)          %          1.50             1.50              1.50               0.87
 Gross expenses prior to expense reimbursement(3)        %          1.73             1.66              1.60               1.30
 Net investment income after expense
 reimbursement(3)(5)                                     %          3.51             3.17              2.62               2.01
 Portfolio turnover rate                                 %            25               16                77                 38
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                     ------------------------------------------------------------
                                                                      YEAR        SEVEN MONTHS                         JULY 6,
                                                                      ENDED          ENDED          YEAR ENDED        2000(1) TO
                                                                     MAY 31,        MAY 31,         OCTOBER 31,      OCTOBER 31,
                                                                      2003          2002(4)            2001              2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $         9.40            9.71             9.72             10.00
 Income from investment operations:
 Net investment income                                       $         0.27            0.14             0.19              0.05
 Net realized and unrealized gain (loss) on investments      $         0.31           (0.25)           (0.13)            (0.33)
 Total from investment operations                            $         0.58           (0.11)            0.06             (0.28)
 Less distributions from:
 Net investment income                                       $         0.33            0.20             0.07                --
 Total distributions                                         $         0.33            0.20             0.07                --
 Net asset value, end of period                              $         9.65            9.40             9.71              9.72
 TOTAL RETURN(2):                                            %         6.19           (1.08)            0.60             (3.38)*
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $       47,015          47,785           50,949            53,383
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)              %         2.25            2.25             2.25              1.41
 Gross expenses prior to expense reimbursement(3)            %         2.48            2.41             2.35              1.84
 Net investment income after expense reimbursement(3)(5)     %         2.76            2.42             1.87              1.47
 Portfolio turnover rate                                     %           25              16               77                38
---------------------------------------------------------------------------------------------------------------------------------

(1)Commencement of offering of shares.
(2)Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
(4)The Fund changed its fiscal year end to May 31.
(5)The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Represents performance beginning on first day of the Guarantee Period (9/7/00). Total return from commencement of offering of shares was (2.60%) and (2.80%) for Class A and Class B, respectively.

                 See Accompanying Notes to Financial Statements

                                                  ING INDEX PLUS PROTECTION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                               CLASS A
                                                                     ------------------------------------------------------------
                                                                      YEAR        SEVEN MONTHS                        OCTOBER 2,
                                                                      ENDED          ENDED          YEAR ENDED        2000(1) TO
                                                                     MAY 31,        MAY 31,         OCTOBER 31,      OCTOBER 31,
                                                                      2003          2002(4)            2001              2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $         9.64            9.81            10.03             10.00
 Income from investment operations:
 Net investment income                                       $         0.13            0.12             0.15              0.03
 Net realized and unrealized gain (loss) on investments      $         0.52           (0.17)           (0.30)               --
 Total from investment operations                            $         0.65           (0.05)           (0.15)             0.03
 Less distributions from:
 Net investment income                                       $         0.18            0.12             0.07                --
 Total distributions                                         $         0.18            0.12             0.07                --
 Net asset value, end of period                              $        10.11            9.64             9.81             10.03
 TOTAL RETURN(2):                                            %         6.76           (0.51)           (1.93)*              --+
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $        5,027           5,239            5,383             2,585
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)              %         1.50            1.50             1.46              0.59
 Gross expenses prior to expense reimbursement(3)            %         1.73            1.70             1.66              6.35
 Net investment income after expense reimbursement(3)(5)     %         1.26            2.06             1.58              4.05
 Portfolio turnover rate                                     %           96             101              139                --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                     ------------------------------------------------------------
                                                                      YEAR        SEVEN MONTHS                        OCTOBER 2,
                                                                      ENDED          ENDED          YEAR ENDED        2000(1) TO
                                                                     MAY 31,        MAY 31,         OCTOBER 31,      OCTOBER 31,
                                                                      2003          2002(4)            2001              2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $         9.61            9.74            10.02             10.00
 Income from investment operations:
 Net investment income                                       $         0.05            0.07             0.07              0.02
 Net realized and unrealized gain (loss) on investments      $         0.51           (0.15)           (0.29)               --
 Total from investment operations                            $         0.56           (0.08)           (0.22)             0.02
 Less distributions from:
 Net investment income                                       $         0.10            0.05             0.06                --
 Total distributions                                         $         0.10            0.05             0.06                --
 Net asset value, end of period                              $        10.07            9.61             9.74             10.02
 TOTAL RETURN(2):                                            %         5.86           (0.86)           (2.61)*              --+
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                           $       38,561          40,205           42,346            17,572
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)              %         2.25            2.25             2.21              1.31
 Gross expenses prior to expense reimbursement(3)            %         2.48            2.45             2.41              7.06
 Net investment income after expense reimbursement(3)(5)     %         0.51            1.31             0.83              3.33
 Portfolio turnover rate                                     %           96             101              139                --
---------------------------------------------------------------------------------------------------------------------------------

(1)Commencement of offering of shares.
(2)Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
(4)The Fund changed its fiscal year end to May 31.
(5)The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Represents performance beginning on first day of the Guarantee Period (12/1/00). Total return for year ended October 31, 2001 was (1.51%) and (2.21%) for Class A and Class B, respectively.
+ Total return from commencement of offering of shares was 0.30% and 0.20% for Class A and Class B, respectively.

                 See Accompanying Notes to Financial Statements

                NOTES TO FINANCIAL STATEMENTS as of May 31, 2003
--------------------------------------------------------------------------------


NOTE 1 -- ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-two separate funds which comprise the ING Series Fund, Inc. The five funds (each a "Fund"; collectively the "Funds") that are in this report are: ING Classic Principal Protection Fund ("PPF"), ING Classic Principal Protection Fund II ("PPF II"), ING Classic Principal Protection Fund III ("PPF III"), ING Classic Principal Protection Fund IV ("PPF IV") and ING Index Plus Protection Fund ("IPPF").

Each Fund seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of each Fund's Guarantee Period. If during the Guarantee Period the equity markets experience a major decline, the Funds' assets may become largely or entirely invested in the Fixed Component, which consists primarily of U.S. Government securities. Use of the Fixed Component reduces the Funds' ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. Each Fund guarantees that the amount distributed, if any, to each shareholder at the end of the guarantee period will be no less than the value of that shareholder's investment as of the inception of the Guarantee Period provided that all distributions received from the Fund have been reinvested and no shares have been redeemed. Each Funds' Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation ("MBIA"), a monoline financial guarantor. Each Fund pays MBIA an annual guarantee fee of 0.33% of its average daily net assets.

                            OFFERING              GUARANTEE        MATURITY
                             PERIOD                PERIOD            DATE
                       -------------------   -------------------   --------
PPF*                   08/06/99 - 10/06/99   10/07/99 - 10/06/04   10/06/04
PPF II*                10/07/99 - 12/20/99   12/21/99 - 12/20/04   12/20/04
PPF III*               03/01/00 - 05/31/00   06/01/00 - 05/31/05   05/31/05
PPF IV*                07/06/00 - 09/06/00   09/07/00 - 09/06/05   09/06/05
IPPF*                  10/02/00 - 11/30/00   12/01/00 - 11/30/05   11/30/05**

*  Closed to new investors.
** Guarantee Maturity Date for IPPF. After this date IPPF goes into the Index
   Plus Large Cap Period.

Each Fund offers two classes of shares: Class A and Class B. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

On December 13, 2000, Aetna Inc. ("Aetna"), the indirect parent company of Aeltus Investment Management, Inc. ("Aeltus"), the former investment adviser to the Funds, and Aeltus Capital, Inc. ("ACI"), each Funds principal underwriter, sold certain of its financial services and international businesses, including Aeltus and ACI, to ING Groep N.V. ("ING"). ING is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors ("Board"). Among elements of analysis, the Board of Directors ("Board") has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative

--------------------------------------------------------------------------------


      models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in less than 60 days at the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.    Security Transactions and Revenue Recognition.
      Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D.    Foreign Currency Transactions and Futures Contracts.
      Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and distributes capital gains, if any, annually.

--------------------------------------------------------------------------------


F. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the agreement at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Fund had the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Funds have the right to use collateral to offset losses incurred. There would be potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at May 31, 2003.

J. Illiquid and Restricted Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. The Funds also may invest in restricted securities, which are those sold under Rule 144A of the Securities Act of 1933 (1933
      Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board. Restricted securities are valued using market quotations when readily available. Restricted securities may be deemed to be illiquid because they may not be readily marketable. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended May 31, 2003, the cost of purchases and sales of securities, excluding short-term and U.S. Government securities, were as follows:

                                        PURCHASES       SALES
                                        ----------   -----------
PPF                                     $2,689,958   $11,779,324
PPF II                                   5,482,229     9,740,937
PPF III                                  7,250,184    13,431,486
PPF IV                                   5,990,477     9,647,707
IPPF                                     3,312,395     7,431,075

U.S. Government Securities not included above were as follows:

                                        PURCHASES       SALES
                                       -----------   -----------
PPF                                    $ 8,870,841   $17,191,421
PPF II                                   6,899,337    13,754,392
PPF III                                 47,809,391    52,218,247
PPF IV                                   6,930,100     8,263,976
IPPF                                    39,836,737    40,887,524

--------------------------------------------------------------------------------


NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for each Fund is 0.25% during its Offering Period and 0.65% during its Guarantee Period. IPPF pays 0.45% during its Index Plus Large Cap Period.

The Manager has entered into a subadvisory agreement with Aeltus effective March 1, 2002. Subject to such policies as the Board or the Manager may determine, Aeltus manages the Funds' assets in accordance with the Funds' investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate or reimburse expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                                               CLASS A    CLASS B
                                               -------    -------
PPF                                             0.25%      1.00%
PPF II                                          0.25       1.00
PPF III                                         0.25       1.00
PPF IV                                          0.25       1.00
IPPF                                            0.25       1.00

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2003, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                        ACCRUED                             ACCRUED
                       INVESTMENT       ACCRUED           SHAREHOLDER
                       MANAGEMENT    ADMINISTRATIVE      SERVICES AND
                          FEES            FEES         DISTRIBUTION FEES     TOTAL
                       ----------    --------------    -----------------    --------
PPF                     $61,651          $7,588             $86,382         $155,621
PPF II                   55,387           6,532              76,714          138,633
PPF III                  45,818           5,639              64,678          116,135
PPF IV                   29,369           3,615              42,222           75,206
IPPF                     24,854           3,059              34,944           62,857

The Fund has adopted a Deferred Compensation Plan (the "Plan") which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2003, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

                       PAYABLE FOR    PAYABLE FOR    PAYABLE FOR     PAYABLE FOR
                         CUSTODY       GUARANTEE        AUDIT       TRANSFER AGENT
                          FEES           FEES         EXPENSES           FEES
                       -----------    -----------    -----------    --------------
PPF                      $21,189        $31,298        $21,741         $21,020
PPF II                    26,774         26,947         21,788          22,991
PPF III                   18,942         23,261         21,874          20,795
PPF IV                    16,743         14,910         21,968          24,777
IPPF                      16,386         12,618         22,013          11,369

NOTE 8 -- EXPENSE LIMITATIONS

Prior to March 1, 2002, Aeltus, as investment adviser, agreed to reimburse each Fund for some or all operating expenses or to waive fees in order to maintain a certain expense ratio. Effective March 1, 2002, ING Investments, LLC entered into written expense limitation agreements with each of the Funds whereby, the Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                               CLASS A    CLASS B
                                               -------    -------
PPF                                             1.50%      2.25%
PPF II                                          1.50       2.25
PPF III                                         1.50       2.25
PPF IV                                          1.50       2.25
IPPF                                            1.50       2.25

Under the expense limitation agreements, each Fund will at a later date reimburse the Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not

--------------------------------------------------------------------------------


exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Outstanding reimbursement balances due to the Funds under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

As of May 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

PPF                                                    $ 78,799
PPF II                                                  105,782
PPF III                                                  88,746
PPF IV                                                  148,363
IPPF                                                    132,619

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended May 31, 2003, the Funds did not have any loans outstanding under the line of credit.

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                         CLASS A SHARES                              CLASS B SHARES
                                            ----------------------------------------   ------------------------------------------
                                                          SEVEN MONTHS                                SEVEN MONTHS
                                            YEAR ENDED       ENDED       YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED
                                              MAY 31,       MAY 31,      OCTOBER 31,     MAY 31,        MAY 31,      OCTOBER 31,
                                               2003           2002          2001           2003           2002           2001
                                            ----------    ------------   -----------    ----------    ------------   -----------
CLASSIC PRINCIPAL PROTECTION
  (NUMBER OF SHARES)
Shares issued as reinvestment of dividends       67,568        52,482         19,006        409,020       296,275          39,144
Shares redeemed                                (217,091)     (178,142)      (211,039)    (1,413,982)     (956,853)     (1,377,321)
                                            -----------   -----------    -----------   ------------   -----------    ------------
Net decrease in shares outstanding             (149,523)     (125,660)      (192,033)    (1,004,962)     (660,578)     (1,338,177)
                                            ===========   ===========    ===========   ============   ===========    ============
CLASSIC PRINCIPAL PROTECTION ($)
Shares issued as reinvestment of dividends  $   637,417   $   506,453    $   185,875   $  3,861,154   $ 2,859,057    $    382,440
Shares redeemed                              (2,085,955)   (1,727,057)    (2,093,570)   (13,596,172)   (9,293,189)    (13,583,762)
                                            -----------   -----------    -----------   ------------   -----------    ------------
Net decrease                                $(1,448,538)  $(1,220,604)   $(1,907,695)  $ (9,735,018)  $(6,434,132)   $(13,201,322)
                                            ===========   ===========    ===========   ============   ===========    ============

                                                          CLASS A SHARES                             CLASS B SHARES
                                              ---------------------------------------   -----------------------------------------
                                                           SEVEN MONTHS                               SEVEN MONTHS
                                              YEAR ENDED      ENDED       YEAR ENDED    YEAR ENDED       ENDED        YEAR ENDED
                                               MAY 31,       MAY 31,      OCTOBER 31,     MAY 31,       MAY 31,      OCTOBER 31,
                                                 2003          2002          2001          2003           2002           2001
                                              ----------   ------------   -----------   ----------    ------------   -----------
CLASSIC PRINCIPAL PROTECTION II
  (NUMBER OF SHARES)
Shares issued as reinvestment of dividends       33,034        29,536          18,476       313,537       264,001          86,283
Shares redeemed                                 (89,582)      (31,058)       (306,509)     (944,702)     (480,726)     (1,059,525)
                                              ---------     ---------     -----------   -----------   -----------    ------------
Net decrease in shares outstanding              (56,548)       (1,522)       (288,033)     (631,165)     (216,725)       (973,242)
                                              =========     =========     ===========   ===========   ===========    ============
CLASSIC PRINCIPAL PROTECTION II ($)
Shares issued as reinvestment of dividends    $ 308,866     $ 276,161     $   173,491   $ 2,938,136   $ 2,471,054    $    811,068
Shares redeemed                                (856,404)     (293,770)     (2,904,789)   (8,987,678)   (4,550,912)    (10,089,032)
                                              ---------     ---------     -----------   -----------   -----------    ------------
Net decrease                                  $(547,538)    $ (17,609)    $(2,731,298)  $(6,049,542)  $(2,079,858)   $ (9,277,964)
                                              =========     =========     ===========   ===========   ===========    ============

--------------------------------------------------------------------------------


NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                           CLASS A SHARES                             CLASS B SHARES
                                              ----------------------------------------   ----------------------------------------
                                                            SEVEN MONTHS                               SEVEN MONTHS
                                              YEAR ENDED       ENDED       YEAR ENDED    YEAR ENDED       ENDED       YEAR ENDED
                                                MAY 31,       MAY 31,      OCTOBER 31,     MAY 31,       MAY 31,      OCTOBER 31,
                                                 2003           2002          2001          2003           2002          2001
                                              ----------    ------------   -----------   ----------    ------------   -----------
CLASSIC PRINCIPAL PROTECTION III
  (NUMBER OF SHARES)
Shares issued as reinvestment of dividends         27,009       28,917         12,862        154,155       180,245         62,805
Shares redeemed                                  (127,788)     (20,174)       (71,908)      (840,377)     (352,269)      (534,826)
                                              -----------    ---------      ---------    -----------   -----------    -----------
Net increase (decrease) in shares
  outstanding                                    (100,779)       8,743        (59,046)      (686,222)     (172,024)      (472,021)
                                              ===========    =========      =========    ===========   ===========    ===========
CLASSIC PRINCIPAL PROTECTION III ($)
Shares issued as reinvestment of dividends    $   258,744    $ 274,134      $ 123,860    $ 1,476,799   $ 1,706,926    $   604,187
Shares redeemed                                (1,237,953)    (193,569)      (697,892)    (8,135,530)   (3,357,221)    (5,157,074)
                                              -----------    ---------      ---------    -----------   -----------    -----------
Net increase (decrease)                       $  (979,209)   $  80,565      $(574,032)   $(6,658,731)  $(1,650,295)   $(4,552,887)
                                              ===========    =========      =========    ===========   ===========    ===========

                                                           CLASS A SHARES                             CLASS B SHARES
                                               ---------------------------------------   ----------------------------------------
                                                            SEVEN MONTHS                               SEVEN MONTHS
                                               YEAR ENDED      ENDED       YEAR ENDED    YEAR ENDED       ENDED       YEAR ENDED
                                                MAY 31,       MAY 31,      OCTOBER 31,     MAY 31,       MAY 31,      OCTOBER 31,
                                                  2003          2002          2001          2003           2002          2001
                                               ----------   ------------   -----------   ----------    ------------   -----------
CLASSIC PRINCIPAL PROTECTION IV
  (NUMBER OF SHARES)
Shares issued as reinvestment of dividends        19,124        14,968          5,416        162,555       109,981         37,778
Shares redeemed                                  (58,711)      (43,478)       (44,286)      (374,288)     (276,484)      (284,571)
                                               ---------     ---------      ---------    -----------   -----------    -----------
Net decrease in shares outstanding               (39,587)      (28,510)       (38,870)      (211,733)     (166,503)      (246,793)
                                               =========     =========      =========    ===========   ===========    ===========
CLASSIC PRINCIPAL PROTECTION IV ($)
Shares issued as reinvestment of dividends     $ 180,912     $ 139,355      $  50,532    $ 1,537,764   $ 1,023,925    $   352,088
Shares redeemed                                 (566,582)     (403,714)      (421,255)    (3,597,514)   (2,590,434)    (2,679,010)
                                               ---------     ---------      ---------    -----------   -----------    -----------
Net decrease                                   $(385,670)    $(264,359)     $(370,723)   $(2,059,750)  $(1,566,509)   $(2,326,922)
                                               =========     =========      =========    ===========   ===========    ===========

                                                          CLASS A SHARES                             CLASS B SHARES
                                              ---------------------------------------   -----------------------------------------
                                                           SEVEN MONTHS                               SEVEN MONTHS
                                              YEAR ENDED      ENDED       YEAR ENDED    YEAR ENDED       ENDED        YEAR ENDED
                                               MAY 31,       MAY 31,      OCTOBER 31,     MAY 31,       MAY 31,      OCTOBER 31,
                                                 2003          2002          2001          2003           2002           2001
                                              ----------   ------------   -----------   ----------    ------------   -----------
INDEX PLUS PROTECTION
  (NUMBER OF SHARES)
Shares sold                                          --            --         358,315            --            --       2,797,020
Shares issued as reinvestment of dividends        9,206         6,620           3,978        40,513        20,259              --
Shares redeemed                                 (55,181)      (12,019)        (71,483)     (397,305)     (181,781)       (203,802)
                                              ---------     ---------     -----------   -----------   -----------    ------------
Net increase (decrease) in shares
  outstanding                                   (45,975)       (5,399)        290,810      (356,792)     (161,522)      2,593,218
                                              =========     =========     ===========   ===========   ===========    ============
INDEX PLUS PROTECTION ($)
Shares sold                                   $      --     $      --     $ 3,601,346   $        --   $        --    $ 28,090,540
Shares issued as reinvestment of dividends       90,495        63,153          39,105       398,245       193,272              --
Shares redeemed                                (547,978)     (115,202)       (686,540)   (3,927,670)   (1,735,621)     (1,954,075)
                                              ---------     ---------     -----------   -----------   -----------    ------------
Net increase (decrease)                       $(457,483)    $ (52,049)    $ 2,953,911   $(3,529,425)  $(1,542,349)   $ 26,136,465
                                              =========     =========     ===========   ===========   ===========    ============

--------------------------------------------------------------------------------


NOTE 11 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for the year ended May 31, 2003 were as follows:

                                                      ORDINARY
                                                       INCOME
                                                     ----------
Classic Principal Protection                         $4,667,330
Classic Principal Protection II                       3,296,458
Classic Principal Protection III                      1,789,389
Classic Principal Protection IV                       1,776,013
Index Plus Protection                                   498,890

The tax composition of dividends and distributions to shareholders for the seven months ended May 31, 2002 were as follows:

                                                      ORDINARY
                                                       INCOME
                                                     ----------
Classic Principal Protection                         $3,541,737
Classic Principal Protection II                       2,818,615
Classic Principal Protection III                      2,041,462
Classic Principal Protection IV                       1,198,488
Index Plus Protection                                   262,643

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of May 31, 2003:

                                                   ACCUMULATED NET
                           UNDISTRIBUTED NET   REALIZED GAINS (LOSSES)
                           INVESTMENT INCOME       ON INVESTMENTS
                           -----------------   -----------------------
Classic Principal
  Protection                     $ (94)                 $ 94
Classic Principal
  Protection II                    (66)                   66
Classic Principal
  Protection III                  (127)                  127
Classic Principal
  Protection IV                    (33)                   33

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at May 31, 2003:

                                       AMOUNT      EXPIRATION DATES
                                     -----------   ----------------
Classic Principal Protection         $11,128,314      2007-2011
Classic Principal Protection II       11,254,804      2008-2011
Classic Principal Protection III       6,783,948           2009
Classic Principal Protection IV        7,607,085      2008-2011
Index Plus Protection                  1,809,815           2009

The following represents the tax-basis components of distributable earnings as of May 31, 2003:

                       UNDISTRIBUTED                                  POST OCTOBER
                         ORDINARY       UNREALIZED    CAPITAL LOSS       LOSSES
                          INCOME       APPRECIATION   CARRYFORWARDS     DEFERRED
                       -------------   ------------   -------------   ------------
Classic Principal
 Protection              $572,606       $4,409,647    $(11,128,314)           --
Classic Principal
 Protection II            432,060        4,265,325     (11,254,804)           --
Classic Principal
 Protection III           204,368        3,877,369      (6,783,948)           --
Classic Principal
 Protection IV            256,249        4,981,940      (7,607,085)           --
Index Plus Protection      50,365        1,763,087      (1,809,815)      (53,805)

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND

                  PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
COMMON STOCK: 1.5%
                               ADVERTISING: 0.0%
              80               Interpublic Group of Cos., Inc.             $      1,100
              30               Omnicom Group                                      2,094
                                                                           ------------
                                                                                  3,194
                                                                           ------------
                               AEROSPACE/DEFENSE: 0.0%
             150               Boeing Co.                                         4,600
              30               General Dynamics Corp.                             2,005
              30               Goodrich Corp.                                       548
             130               Lockheed Martin Corp.                              6,035
              31               Northrop Grumman Corp.                             2,726
              30               Raytheon Co.                                         961
              30               Rockwell Collins, Inc.                               689
              80               United Technologies Corp.                          5,460
                                                                           ------------
                                                                                 23,024
                                                                           ------------
                               AGRICULTURE: 0.0%
              70               Monsanto Co.                                       1,403
              50               UST, Inc.                                          1,766
                                                                           ------------
                                                                                  3,169
                                                                           ------------
                               AIRLINES: 0.0%
             130               Southwest Airlines Co.                             2,089
                                                                           ------------
                                                                                  2,089
                                                                           ------------
                               APPAREL: 0.0%
              40         @     Jones Apparel Group, Inc.                          1,174
              30               Liz Claiborne, Inc.                                1,017
              50               Nike, Inc.                                         2,800
              10         @     Reebok International Ltd.                            317
              20               VF Corp.                                             761
                                                                           ------------
                                                                                  6,069
                                                                           ------------
                               AUTO MANUFACTURERS: 0.0%
             530               Ford Motor Co.                                     5,565
              25               Paccar, Inc.                                       1,657
                                                                           ------------
                                                                                  7,222
                                                                           ------------
                               AUTO PARTS & EQUIPMENT: 0.0%
              10               Cooper Tire & Rubber Co.                             159
              30               Dana Corp.                                           267
             120               Delphi Corp.                                       1,058
              20               Johnson Controls, Inc.                             1,665
              30               Visteon Corp.                                        185
                                                                           ------------
                                                                                  3,334
                                                                           ------------
                               BANKS: 0.1%
              70               AmSouth Bancorp                                    1,562
             340               Bank of America Corp.                             25,228
              50               Bank of New York Co., Inc.                         1,447
             200               Bank One Corp.                                     7,472
              90               BB&T Corp.                                         3,077
              40               Charter One Financial, Inc.                        1,218
              30               Comerica, Inc.                                     1,388
              20               First Tennessee National Corp.                       935
             180               FleetBoston Financial Corp.                        5,323
              50               Huntington Bancshares, Inc.                        1,025
              80               Keycorp                                            2,112
              40               Marshall & Ilsley Corp.                            1,200
              70               Mellon Financial Corp.                             1,902
             170               National City Corp.                                5,749
              10               North Fork Bancorporation, Inc.                      331
              10               Northern Trust Corp.                                 382
              50               PNC Financial Services Group, Inc.                 2,463

---------------------------------------------------------------------------------------
       Shares                                                                 Value
              40               Regions Financial Corp.                     $      1,402
              70               SouthTrust Corp.                                   2,011
              60               State Street Corp.                                 2,299
              50               SunTrust Banks, Inc.                               2,965
              40               Union Planters Corp.                               1,287
             430               US Bancorp                                        10,191
             310               Wachovia Corp.                                    12,456
             290               Wells Fargo & Co.                                 14,007
              20               Zions Bancorporation                               1,020
                                                                           ------------
                                                                                110,452
                                                                           ------------
                               BEVERAGES: 0.1%
             140               Anheuser-Busch Cos., Inc.                          7,368
              10               Brown-Forman Corp.                                   789
             420               Coca-Cola Co.                                     19,139
             100               Coca-Cola Enterprises, Inc.                        1,875
              70               Pepsi Bottling Group, Inc.                         1,427
             290               PepsiCo, Inc.                                     12,818
                                                                           ------------
                                                                                 43,416
                                                                           ------------
                               BIOTECHNOLOGY: 0.0%
             221         @     Amgen, Inc.                                       14,301
              30         @     Biogen, Inc.                                       1,273
              40         @     Chiron Corp.                                       1,764
              40         @     Genzyme Corp.                                      1,900
              10         @     Millipore Corp.                                      407
                                                                           ------------
                                                                                 19,645
                                                                           ------------
                               BUILDING MATERIALS: 0.0%
              10         @     American Standard Cos., Inc.                         740
              30               Masco Corp.                                          738
              20               Vulcan Materials Co.                                 733
                                                                           ------------
                                                                                  2,211
                                                                           ------------
                               CHEMICALS: 0.0%
              40               Air Products & Chemicals, Inc.                     1,744
             160               Dow Chemical Co.                                   5,088
             180               Du Pont EI de Nemours & Co.                        7,585
              20               Eastman Chemical Co.                                 654
              20               Ecolab, Inc.                                       1,075
              20               Engelhard Corp.                                      503
              10               Great Lakes Chemical Corp.                           230
              20         @     Hercules, Inc.                                       199
              20               International Flavors & Fragrances, Inc.             628
              30               PPG Industries, Inc.                               1,459
              30               Praxair, Inc.                                      1,800
              40               Rohm & Haas Co.                                    1,297
              30               Sherwin-Williams Co.                                 821
              10               Sigma-Aldrich Corp.                                  523
                                                                           ------------
                                                                                 23,606
                                                                           ------------
                               COMMERCIAL SERVICES: 0.0%
              30         @     Apollo Group, Inc.                                 1,753
              40         @     Convergys Corp.                                      715
              10               Deluxe Corp.                                         470
              30               Equifax, Inc.                                        760
              30               H&R Block, Inc.                                    1,228
              60               McKesson Corp.                                     1,819
              60               Paychex, Inc.                                      1,831
              40         @     Quintiles Transnational Corp.                        566
              10         @     Robert Half International, Inc.                      170
              20               RR Donnelley & Sons Co.                              499
                                                                           ------------
                                                                                  9,811
                                                                           ------------

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               COMPUTERS: 0.1%
              60         @     Apple Computer, Inc.                        $      1,078
              30         @     Computer Sciences Corp.                            1,191
             750         @     Dell Computer Corp.                               23,467
             360         @     EMC Corp.-Mass.                                    3,895
             524               Hewlett-Packard Co.                               10,218
             380               International Business Machines Corp.             33,455
              40         @     Lexmark International, Inc.                        2,976
              20         @     Network Appliance, Inc.                              341
             640         @     Sun Microsystems, Inc.                             2,771
              60         @     Sungard Data Systems, Inc.                         1,380
              60         @     Unisys Corp.                                         677
              90         @     Veritas Software Corp.                             2,498
                                                                           ------------
                                                                                 83,947
                                                                           ------------
                               COSMETICS/PERSONAL CARE: 0.1%
              10               Alberto-Culver Co.                                   511
              20               Avon Products, Inc.                                1,219
              90               Colgate-Palmolive Co.                              5,366
             240               Gillette Co.                                       8,066
              90               Kimberly-Clark Corp.                               4,674
             370               Procter & Gamble Co.                              33,973
                                                                           ------------
                                                                                 53,809
                                                                           ------------
                               DISTRIBUTION/WHOLESALE: 0.0%
              10               Genuine Parts Co.                                    329
              10               WW Grainger, Inc.                                    467
                                                                           ------------
                                                                                    796
                                                                           ------------
                               DIVERSIFIED FINANCIAL SERVICES: 0.1%
             220               American Express Co.                               9,165
              30               Bear Stearns Cos., Inc.                            2,318
              50               Capital One Financial Corp.                        2,408
              90               Charles Schwab Corp.                                 873
             860               Citigroup, Inc.                                   35,277
              30               Countrywide Financial Corp.                        2,209
             230               Fannie Mae                                        17,020
              20               Franklin Resources, Inc.                             747
             160               Freddie Mac                                        9,570
              80               Goldman Sachs Group, Inc.                          6,520
             340               JP Morgan Chase & Co.                             11,172
              70               Lehman Brothers Holdings, Inc.                     5,014
             220               MBNA Corp.                                         4,411
             260               Merrill Lynch & Co., Inc.                         11,258
             180               Morgan Stanley                                     8,235
              40         @     Providian Financial Corp.                            362
              30               SLM Corp.                                          3,600
              20               T Rowe Price Group, Inc.                             734
                                                                           ------------
                                                                                130,893
                                                                           ------------
                               ELECTRIC: 0.0%
             100         @     AES Corp.                                            792
              30               Allegheny Energy, Inc.                               261
              30               Ameren Corp.                                       1,365
              60               American Electric Power Co., Inc.                  1,742
              90               Centerpoint Energy, Inc.                             859
              50               Cinergy Corp.                                      1,897
              40               Consolidated Edison, Inc.                          1,720
              30               Constellation Energy Group, Inc.                     994
              49               Dominion Resources, Inc.                           3,087
              30               DTE Energy Co.                                     1,300
             150               Duke Energy Corp.                                  2,907
              60         @     Edison International                                 977
              40               Entergy Corp.                                      2,068
              70               Exelon Corp.                                       4,011
              60               FirstEnergy Corp.                                  2,209

---------------------------------------------------------------------------------------
       Shares                                                                 Value
              30               FPL Group, Inc.                             $      1,994
              50               NiSource, Inc.                                       981
              80         @     PG&E Corp.                                         1,360
              50               PPL Corp.                                          2,022
              40               Progress Energy, Inc.                              1,882
              40               Public Service Enterprise Group, Inc.              1,709
             120               Southern Co.                                       3,778
              50               TXU Corp.                                          1,012
              60               Xcel Energy, Inc.                                    923
                                                                           ------------
                                                                                 41,850
                                                                           ------------
                               ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
              50         @     American Power Conversion                            776
              70               Emerson Electric Co.                               3,661
              40               Molex, Inc.                                        1,094
                                                                           ------------
                                                                                  5,531
                                                                           ------------
                               ELECTRONICS: 0.0%
              50               Applera Corp. -- Applied Biosystems Group            973
              40         @     Jabil Circuit, Inc.                                  840
              10               Parker Hannifin Corp.                                404
             110         @     Sanmina-SCI Corp.                                    629
              40               Symbol Technologies, Inc.                            536
              20         @     Tektronix, Inc.                                      422
              30         @     Thermo Electron Corp.                                633
              10         @     Thomas & Betts Corp.                                 154
              30         @     Waters Corp.                                         851
                                                                           ------------
                                                                                  5,442
                                                                           ------------
                               ENGINEERING & CONSTRUCTION: 0.0%
              20               Fluor Corp.                                          710
                                                                           ------------
                                                                                    710
                                                                           ------------
                               ENTERTAINMENT: 0.0%
              20         @     International Game Technology                      1,761
                                                                           ------------
                                                                                  1,761
                                                                           ------------
                               ENVIRONMENTAL CONTROL: 0.0%
              50         @     Allied Waste Industries, Inc.                        494
             100               Waste Management, Inc.                             2,547
                                                                           ------------
                                                                                  3,041
                                                                           ------------
                               FOOD: 0.0%
              70               Albertson's, Inc.                                  1,461
             110               Archer-Daniels-Midland Co.                         1,317
              80               Campbell Soup Co.                                  1,996
              90               ConAgra Foods, Inc.                                2,184
              60               General Mills, Inc.                                2,807
              20               Hershey Foods Corp.                                1,422
             100               HJ Heinz Co.                                       3,307
              90               Kellogg Co.                                        3,168
             120         @     Kroger Co.                                         1,926
              20               McCormick & Co., Inc.                                538
             140               Sara Lee Corp.                                     2,551
              30               Supervalu, Inc.                                      596
             110               Sysco Corp.                                        3,403
              30               Winn-Dixie Stores, Inc.                              424
              40               WM Wrigley Jr Co.                                  2,260
                                                                           ------------
                                                                                 29,360
                                                                           ------------
                               FOREST PRODUCTS & PAPER: 0.0%
              10               Boise Cascade Corp.                                  246
              90               International Paper Co.                            3,300

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               FOREST PRODUCTS & PAPER (CONTINUED)
              20         @     Louisiana-Pacific Corp.                     $        193
              20               Weyerhaeuser Co.                                   1,008
                                                                           ------------
                                                                                  4,747
                                                                           ------------
                               GAS: 0.0%
              30               KeySpan Corp.                                      1,057
              10               Nicor, Inc.                                          356
              10               Peoples Energy Corp.                                 426
              40               Sempra Energy                                      1,091
                                                                           ------------
                                                                                  2,930
                                                                           ------------
                               HAND/MACHINE TOOLS: 0.0%
              20               Black & Decker Corp.                                 866
              10               Snap-On, Inc.                                        304
              20               Stanley Works                                        559
                                                                           ------------
                                                                                  1,729
                                                                           ------------
                               HEALTHCARE -- PRODUCTS: 0.1%
              10               Bausch & Lomb, Inc.                                  379
              50               Becton Dickinson & Co.                             2,000
              50               Biomet, Inc.                                       1,375
              70         @     Boston Scientific Corp.                            3,647
              10               CR Bard, Inc.                                        701
              90               Guidant Corp.                                      3,805
             499               Johnson & Johnson                                 27,121
             200               Medtronic, Inc.                                    9,746
              30         @     St Jude Medical, Inc.                              1,683
              30               Stryker Corp.                                      2,020
              30         @     Zimmer Holdings, Inc.                              1,346
                                                                           ------------
                                                                                 53,823
                                                                           ------------
                               HEALTHCARE -- SERVICES: 0.0%
              40         @     Anthem, Inc.                                       2,934
              30         @     Humana, Inc.                                         390
              20         @     Manor Care, Inc.                                     474
              70               UnitedHealth Group, Inc.                           6,716
              40         @     WellPoint Health Networks                          3,414
                                                                           ------------
                                                                                 13,928
                                                                           ------------
                               HOME BUILDERS: 0.0%
              20               Centex Corp.                                       1,553
              10               KB Home                                              625
                                                                           ------------
                                                                                  2,178
                                                                           ------------
                               HOME FURNISHINGS: 0.0%
              40               Leggett & Platt, Inc.                                883
              10               Whirlpool Corp.                                      569
                                                                           ------------
                                                                                  1,452
                                                                           ------------
                               HOUSEHOLD PRODUCTS/WARES: 0.0%
              10         @     American Greetings                                   177
              10               Avery Dennison Corp.                                 555
              40               Clorox Co.                                         1,786
              30               Fortune Brands, Inc.                               1,572
              10               Tupperware Corp.                                     159
                                                                           ------------
                                                                                  4,249
                                                                           ------------
                               HOUSEWARES: 0.0%
              50               Newell Rubbermaid, Inc.                            1,425
                                                                           ------------
                                                                                  1,425
                                                                           ------------
                               INSURANCE: 0.1%
              60         @@    ACE Ltd.                                           2,190
             150               Aflac, Inc.                                        4,937

---------------------------------------------------------------------------------------
       Shares                                                                 Value
             200               Allstate Corp.                              $      7,198
              20               AMBAC Financial Group, Inc.                        1,334
             440               American Intl. Group                              25,467
              60               AON Corp.                                          1,540
              30               Chubb Corp.                                        1,921
              20               Cigna Corp.                                        1,122
              10               Cincinnati Financial Corp.                           371
              40               Hartford Financial Services Group, Inc.            1,866
              30               Jefferson-Pilot Corp.                              1,266
              50               John Hancock Financial Services, Inc.              1,512
              30               Loews Corp.                                        1,443
              90               Marsh & McLennan Cos., Inc.                        4,512
              30         A     MBIA, Inc.                                         1,501
             120               Metlife, Inc.                                      3,356
              20               MGIC Investment Corp.                              1,080
              90               Principal Financial Group                          2,858
              50               Progressive Corp.                                  3,600
             100               Prudential Financial, Inc.                         3,352
              40               Safeco Corp.                                       1,446
              20               Torchmark Corp.                                      772
             166               Travelers Property Casualty Corp.                  2,684
              40               UnumProvident Corp.                                  516
              20         @@    XL Capital Ltd.                                    1,741
                                                                           ------------
                                                                                 79,585
                                                                           ------------
                               INTERNET: 0.0%
              50         @     eBay, Inc.                                         5,085
              40         @     Symantec Corp.                                     1,809
             100         @     Yahoo, Inc.                                        2,985
                                                                           ------------
                                                                                  9,879
                                                                           ------------
                               IRON/STEEL: 0.0%
              10               Nucor Corp.                                          476
              20               United States Steel Corp.                            315
                                                                           ------------
                                                                                    791
                                                                           ------------
                               LEISURE TIME: 0.0%
              20               Brunswick Corp.                                      439
              50               Harley-Davidson, Inc.                              2,108
                                                                           ------------
                                                                                  2,547
                                                                           ------------
                               LODGING: 0.0%
              20         @     Harrah's Entertainment, Inc.                         802
              30               Hilton Hotels Corp.                                  416
              40               Marriott International, Inc.                       1,564
                                                                           ------------
                                                                                  2,782
                                                                           ------------
                               MACHINERY -- CONSTRUCTION & MINING: 0.0%
              60               Caterpillar, Inc.                                  3,129
                                                                           ------------
                                                                                  3,129
                                                                           ------------
                               MACHINERY -- DIVERSIFIED: 0.0%
              70               Deere & Co.                                        3,057
              30               Dover Corp.                                          909
              40               Rockwell Automation, Inc.                            946
                                                                           ------------
                                                                                  4,912
                                                                           ------------
                               MEDIA: 0.1%
             770         @     AOL Time Warner, Inc.                             11,719
             100         @     Clear Channel Communications, Inc.                 4,070
             410         @     Comcast Corp.                                     12,345
              50               Gannett Co., Inc.                                  3,950
              10               Knight-Ridder, Inc.                                  704
              30               McGraw-Hill Cos., Inc.                             1,896
              20               Meredith Corp.                                       879

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               MEDIA (CONTINUED)
              10               New York Times Co.                          $        479
              50               Tribune Co.                                        2,494
             302         @     Viacom, Inc.                                      13,747
             350               Walt Disney Co.                                    6,877
                                                                           ------------
                                                                                 59,160
                                                                           ------------
                               METAL FABRICATE/HARDWARE: 0.0%
              20               Worthington Industries                               299
                                                                           ------------
                                                                                    299
                                                                           ------------
                               MINING: 0.0%
              60               Alcoa, Inc.                                        1,477
              30               Freeport-McMoRan Copper & Gold, Inc.                 658
              80               Newmont Mining Corp.                               2,373
              20         @     Phelps Dodge Corp.                                   729
                                                                           ------------
                                                                                  5,237
                                                                           ------------
                               MISCELLANEOUS MANUFACTURING: 0.1%
              70               3M Co.                                             8,853
              20               Cooper Industries Ltd.                               798
              10               Crane Co.                                            209
              30               Danaher Corp.                                      2,008
              90               Eastman Kodak Co.                                  2,758
              20               Eaton Corp.                                        1,679
           2,250               General Electric Co.                              64,575
             140               Honeywell International, Inc.                      3,668
              50               Illinois Tool Works, Inc.                          3,102
              30         @@    Ingersoll-Rand Co.                                 1,314
              20               ITT Industries, Inc.                               1,253
              20               Pall Corp.                                           434
              30               Textron, Inc.                                      1,046
             330         @@    Tyco International Ltd.                            5,841
                                                                           ------------
                                                                                 97,538
                                                                           ------------
                               OFFICE/BUSINESS EQUIPMENT: 0.0%
              50               Pitney Bowes, Inc.                                 1,921
             170         @     Xerox Corp.                                        1,858
                                                                           ------------
                                                                                  3,779
                                                                           ------------
                               OIL & GAS: 0.1%
              20               Amerada Hess Corp.                                   980
              70               Anadarko Petroleum Corp.                           3,450
              22               Apache Corp.                                       1,450
              30               Burlington Resources, Inc.                         1,599
             180               ChevronTexaco Corp.                               12,769
             115               ConocoPhillips                                     6,206
              40               Devon Energy Corp.                                 2,080
              20               EOG Resources, Inc.                                  862
           1,140               Exxon Mobil Corp.                                 41,496
              20               Kerr-McGee Corp.                                     952
             100               Marathon Oil Corp.                                 2,573
              20        @,@@   Nabors Industries Ltd.                               902
              10         @     Noble Corp.                                          357
              90               Occidental Petroleum Corp.                         3,037
              20         @     Rowan Cos., Inc.                                     479
              10               Sunoco, Inc.                                         368
              50         @     Transocean, Inc.                                   1,168
              60               Unocal Corp.                                       1,805
                                                                           ------------
                                                                                 82,533
                                                                           ------------
                               OIL & GAS SERVICES: 0.0%
              20               Baker Hughes, Inc.                                   661
              10         @     BJ Services Co.                                      407

---------------------------------------------------------------------------------------
       Shares                                                                 Value
              80               Halliburton Co.                             $      1,910
              40               Schlumberger Ltd.                                  1,945
                                                                           ------------
                                                                                  4,923
                                                                           ------------
                               PACKAGING & CONTAINERS: 0.0%
              20               Ball Corp.                                           990
              10               Bemis Co.                                            458
              30         @     Pactiv Corp.                                         587
              10         @     Sealed Air Corp.                                     439
                                                                           ------------
                                                                                  2,474
                                                                           ------------
                               PHARMACEUTICALS: 0.1%
             260               Abbott Laboratories                               11,583
              10               AmerisourceBergen Corp.                              627
             130               Bristol-Myers Squibb Co.                           3,328
              80               Cardinal Health, Inc.                              4,617
             190               Eli Lilly & Co.                                   11,356
              80         @     Forest Laboratories, Inc.                          4,040
              56         @     King Pharmaceuticals, Inc.                           801
              50         @     Medimmune, Inc.                                    1,772
             510               Merck & Co., Inc.                                 28,346
           1,341               Pfizer, Inc.                                      41,598
             240               Schering-Plough Corp.                              4,428
              30         @     Watson Pharmaceuticals, Inc.                       1,111
             220               Wyeth                                              9,647
                                                                           ------------
                                                                                123,254
                                                                           ------------
                               PIPELINES: 0.0%
              20               Kinder Morgan, Inc.                                1,021
             110               Williams Cos., Inc.                                  870
                                                                           ------------
                                                                                  1,891
                                                                           ------------
                               REITS: 0.0%
              30               Equity Office Properties Trust                       807
              50               Equity Residential                                 1,324
              30               Simon Property Group, Inc.                         1,129
                                                                           ------------
                                                                                  3,260
                                                                           ------------
                               RETAIL: 0.1%
              60         @     Autonation, Inc.                                     835
              10         @     Autozone, Inc.                                       837
              50         @     Bed Bath & Beyond, Inc.                            2,092
              20         @     Best Buy Co. Inc.                                    774
              30         @     Big Lots, Inc.                                       408
              80         @     Costco Wholesale Corp.                             2,964
              70               CVS Corp.                                          1,827
              35               Darden Restaurants, Inc.                             693
              10               Dillard's, Inc.                                      134
             100               Dollar General Corp.                               1,870
              30               Family Dollar Stores                               1,093
              60               Federated Department Stores                        1,950
             210               Gap, Inc.                                          3,570
             400               Home Depot, Inc.                                  12,996
              40               JC Penney Co., Inc.                                  693
              20         @     Kohl's Corp.                                       1,047
             140               Lowe's Cos., Inc.                                  5,916
             110               Ltd. Brands                                        1,679
              50               May Department Stores Co.                          1,084
             230               McDonald's Corp.                                   4,308
              90         @     Office Depot, Inc.                                 1,206
              30               RadioShack Corp.                                     723
             140         @     Staples, Inc.                                      2,715
              80         @     Starbucks Corp.                                    1,971
              90               TJX Cos., Inc.                                     1,638
              40         @     Toys R US, Inc.                                      466
             180               Walgreen Co.                                       5,542

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               RETAIL (CONTINUED)
             740               Wal-Mart Stores, Inc.                       $     38,931
              30               Wendy's International, Inc.                          903
              50         @     Yum! Brands, Inc.                                  1,398
                                                                           ------------
                                                                                102,263
                                                                           ------------
                               SAVINGS & LOANS: 0.0%
              30               Golden West Financial Corp.                        2,334
             210               Washington Mutual, Inc.                            8,564
                                                                           ------------
                                                                                 10,898
                                                                           ------------
                               SEMICONDUCTORS: 0.1%
              60         @     Altera Corp.                                       1,157
              70         @     Analog Devices, Inc.                               2,699
             280         @     Applied Materials, Inc.                            4,357
              80         @     Applied Micro Circuits Corp.                         402
              20         @     Broadcom Corp.                                       490
           1,110               Intel Corp.                                       23,132
              10         @     Kla-Tencor Corp.                                     462
              50               Linear Technology Corp.                            1,818
              70         @     LSI Logic Corp.                                      448
              60               Maxim Integrated Products                          2,353
              30         @     Novellus Systems, Inc.                             1,040
              30         @     Nvidia Corp.                                         785
              20         @     QLogic Corp.                                       1,002
              60         @     Xilinx, Inc.                                       1,792
                                                                           ------------
                                                                                 41,937
                                                                           ------------
                               SOFTWARE: 0.1%
              40               Adobe Systems, Inc.                                1,412
              20               Autodesk, Inc.                                       298
             110               Automatic Data Processing                          3,839
              40         @     BMC Software, Inc.                                   678
              40         @     Citrix Systems, Inc.                                 873
             100               Computer Associates International, Inc.            2,167
             100         @     Compuware Corp.                                      607
              20         @     Electronic Arts, Inc.                              1,371
             130               First Data Corp.                                   5,385
              40         @     Fiserv, Inc.                                       1,324
              40               IMS Health, Inc.                                     714
              30         @     Intuit, Inc.                                       1,383
              20         @     Mercury Interactive Corp.                            786
           2,440               Microsoft Corp.                                   60,048
           1,500         @     Oracle Corp.                                      19,515
              50         @     Peoplesoft, Inc.                                     818
             100         @     Siebel Systems, Inc.                                 939
                                                                           ------------
                                                                                102,157
                                                                           ------------
                               TELECOMMUNICATIONS: 0.1%
              50               Alltel Corp.                                       2,394
              10         @     Andrew Corp.                                          99
             210               AT&T Corp.                                         4,093
             450         @     AT&T Wireless Services, Inc.                       3,496
              90         @     Avaya, Inc.                                          596
             420               BellSouth Corp.                                   11,134
              30               CenturyTel, Inc.                                   1,010
             100         @     CIENA Corp.                                          575
           1,610         @     Cisco Systems, Inc.                               26,211
              60         @     Citizens Communications Co.                          739
              50         @     Comverse Technology, Inc.                            760
              80         @     Corning, Inc.                                        585
             160               Motorola, Inc.                                     1,363
             290         @     Nextel Communications, Inc.                        4,347
             140               Qualcomm, Inc.                                     4,701

---------------------------------------------------------------------------------------
       Shares                                                                 Value
             550               SBC Communications, Inc.                    $     14,003
              40               Scientific-Atlanta, Inc.                             788
             150               Sprint Corp.-FON Group                             2,034
              90         @     Tellabs, Inc.                                        715
             610               Verizon Communications, Inc.                      23,089
                                                                           ------------
                                                                                102,732
                                                                           ------------
                               TEXTILES: 0.0%
              30               Cintas Corp.                                       1,111
                                                                           ------------
                                                                                  1,111
                                                                           ------------
                               TOBACCO: 0.0%
             360               Altria Group, Inc.                                14,868
                                                                           ------------
                                                                                 14,868
                                                                           ------------
                               TOYS/GAMES/HOBBIES: 0.0%
              40               Hasbro, Inc.                                         640
             130               Mattel, Inc.                                       2,796
                                                                           ------------
                                                                                  3,436
                                                                           ------------
                               TRANSPORTATION: 0.0%
              70               Burlington Northern Santa Fe Corp.                 2,066
              10               CSX Corp.                                            327
              70               FedEx Corp.                                        4,479
              70               Norfolk Southern Corp.                             1,534
              40               Union Pacific Corp.                                2,440
             320               United Parcel Service, Inc.                       19,978
                                                                           ------------
                                                                                 30,824
                                                                           ------------
                               TRUCKING & LEASING: 0.0%
              20               Ryder System, Inc.                                   531
                                                                           ------------
                                                                                    531
                                                                           ------------
                               Total Common Stock
                                 (Cost $1,383,572)                            1,599,573
                                                                           ------------
   Principal
     Amount                                                                 Value
---------------------------------------------------------------------------------------
BONDS/NOTES: 3.6%
                        REGIONAL (STATE/PROVINCE): 3.6%
    $  3,970,000        Tennessee Valley Authority,
                          Zero Coupon, due 07/15/04                           3,904,439
                                                                           ------------
                        Total Bonds/Notes
                          (Cost $3,777,003)                                   3,904,439
                                                                           ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.4%
                        FEDERAL HOME LOAN MORTGAGE CORPORATION: 7.4%
       8,133,000        Zero Coupon, due 08/16/04                             7,994,210
                                                                           ------------
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION: 2.0%
       2,117,000        Zero Coupon, due 07/15/04                             2,083,738
                                                                           ------------
                        Total U.S. Government Agency Obligations
                          (Cost $9,535,814)                                  10,077,948
                                                                           ------------
U.S. TREASURY OBLIGATIONS: 85.6%
                        U.S. TREASURY -- STRIP: 85.6%
      93,491,000        Zero Coupon, due 08/15/04                            92,254,488
                                                                           ------------
                        Total U.S. Treasury Obligations
                          (Cost $86,863,760)*                                92,254,488
                                                                           ------------
                        Total Long-Term Investments
                          (Cost $101,560,149)                               107,836,448
                                                                           ------------

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                 Value
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.2%
    $    181,000        State Street Repurchase Agreement dated 05/30/02,
                        1.250%, due 06/02/03, $181,019 to be received
                        upon repurchase (Collateralized by $185,000
                        Federal National Mortgage Association, 3.625%
                        Market Value $189,625 due 04/15/04)                $    181,000
                                                                           ------------
                        Total Short-Term Investment
                          (Cost $181,000)                                       181,000
                                                                           ------------

                        TOTAL INVESTMENTS IN SECURITIES
                         (COST $101,741,149)*                    100.3%  $108,017,448
                        OTHER ASSETS AND LIABILITIES-NET          (0.3)     (281,652)
                                                                -------  ------------
                        NET ASSETS                               100.0%  $107,735,796
                                                                =======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 A    Related Party
 *    Cost for federal income tax purposes is $103,607,801. Net
      unrealized appreciation consists of:

                        Gross Unrealized Appreciation                               $ 6,300,470
                        Gross Unrealized Depreciation                                (1,890,823)
                                                                                    -----------
                        Net Unrealized Appreciation                                 $ 4,409,647
                                                                                    ===========

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND II

                  PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
COMMON STOCK: 0.7%
                               ADVERTISING: 0.0%
              30               Interpublic Group of Cos., Inc.              $        412
              15               Omnicom Group                                       1,047
                                                                            ------------
                                                                                   1,459
                                                                            ------------
                               AEROSPACE/DEFENSE: 0.0%
              56               Boeing Co.                                          1,717
              15               General Dynamics Corp.                              1,002
              10               Goodrich Corp.                                        183
              51               Lockheed Martin Corp.                               2,367
              12               Northrop Grumman Corp.                              1,055
              11               Raytheon Co.                                          352
              13               Rockwell Collins, Inc.                                299
              33               United Technologies Corp.                           2,252
                                                                            ------------
                                                                                   9,227
                                                                            ------------
                               AGRICULTURE: 0.0%
              19               Monsanto Co.                                          381
              15               UST, Inc.                                             530
                                                                            ------------
                                                                                     911
                                                                            ------------
                               AIRLINES: 0.0%
              49               Southwest Airlines Co.                                787
                                                                            ------------
                                                                                     787
                                                                            ------------
                               APPAREL: 0.0%
              15         @     Jones Apparel Group, Inc.                             440
              10               Liz Claiborne, Inc.                                   339
              17               Nike, Inc.                                            952
               5         @     Reebok Intl. Ltd.                                     158
              10               VF Corp.                                              381
                                                                            ------------
                                                                                   2,270
                                                                            ------------
                               AUTO MANUFACTURERS: 0.0%
             202               Ford Motor Co.                                      2,121
              10               Paccar, Inc.                                          663
                                                                            ------------
                                                                                   2,784
                                                                            ------------
                               AUTO PARTS & EQUIPMENT: 0.0%
              10               Dana Corp.                                             89
              40               Delphi Corp.                                          353
               7               Johnson Controls, Inc.                                583
              10               Visteon Corp.                                          61
                                                                            ------------
                                                                                   1,086
                                                                            ------------
                               BANKS: 0.1%
              25               AmSouth Bancorp                                       558
             131               Bank of America Corp.                               9,720
              19               Bank of New York Co. Inc.                             550
              75               Bank One Corp.                                      2,802
              30               BB&T Corp.                                          1,026
              17               Charter One Financial, Inc.                           518
              13               Comerica, Inc.                                        601
              10               First Tennessee National Corp.                        468
              68               FleetBoston Financial Corp.                         2,011
              21               Huntington Bancshares, Inc.                           431
              30               Keycorp                                               792
              15               Marshall & Ilsley Corp.                               450
              27               Mellon Financial Corp.                                733
              66               National City Corp.                                 2,232
               5               North Fork Bancorporation, Inc.                       165
               5               Northern Trust Corp.                                  191
              20               PNC Financial Services Group, Inc.                    985
              15               Regions Financial Corp.                               526

----------------------------------------------------------------------------------------
       Shares                                                                  Value
              25               SouthTrust Corp.                             $        718
              21               State Street Corp.                                    804
              20               SunTrust Banks, Inc.                                1,186
              15               Union Planters Corp.                                  483
             166               US Bancorp                                          3,934
             119               Wachovia Corp.                                      4,781
             110               Wells Fargo & Co.                                   5,313
               7               Zions Bancorporation                                  357
                                                                            ------------
                                                                                  42,335
                                                                            ------------
                               BEVERAGES: 0.0%
              56               Anheuser-Busch Cos., Inc.                           2,947
               5               Brown-Forman Corp.                                    394
             163               Coca-Cola Co.                                       7,428
              38               Coca-Cola Enterprises, Inc.                           712
              20               Pepsi Bottling Group, Inc.                            408
             114               PepsiCo, Inc.                                       5,039
                                                                            ------------
                                                                                  16,928
                                                                            ------------
                               BIOTECHNOLOGY: 0.0%
              83         @     Amgen, Inc.                                         5,371
               9         @     Biogen, Inc.                                          382
              16         @     Chiron Corp.                                          705
               6         @     Genzyme Corp.                                         285
                                                                            ------------
                                                                                   6,743
                                                                            ------------
                               BUILDING MATERIALS: 0.0%
               5         @     American Standard Cos., Inc.                          370
              12               Masco Corp.                                           295
               5               Vulcan Materials Co.                                  183
                                                                            ------------
                                                                                     848
                                                                            ------------
                               CHEMICALS: 0.0%
              15               Air Products & Chemicals, Inc.                        654
              61               Dow Chemical Co.                                    1,940
              68               Du Pont EI de Nemours & Co.                         2,865
              10               Eastman Chemical Co.                                  327
              10               Ecolab, Inc.                                          537
               9               Engelhard Corp.                                       226
               3               Great Lakes Chemical Corp.                             69
              10         @     Hercules, Inc.                                         99
              10               International Flavors & Fragrances, Inc.              314
              12               PPG Industries, Inc.                                  583
              13               Praxair, Inc.                                         780
              15               Rohm & Haas Co.                                       486
              10               Sherwin-Williams Co.                                  274
               5               Sigma-Aldrich Corp.                                   261
                                                                            ------------
                                                                                   9,415
                                                                            ------------
                               COMMERCIAL SERVICES: 0.0%
              12         @     Apollo Group, Inc.                                    701
              11         @     Convergys Corp.                                       197
               5               Deluxe Corp.                                          235
              10               Equifax, Inc.                                         253
              13               H&R Block, Inc.                                       532
              20               McKesson Corp.                                        606
              23               Paychex, Inc.                                         702
              10         @     Quintiles Transnational Corp.                         142
              10         @     Robert Half Intl., Inc.                               170
              10               RR Donnelley & Sons Co.                               249
                                                                            ------------
                                                                                   3,787
                                                                            ------------
                               COMPUTERS: 0.0%
              30         @     Apple Computer, Inc.                                  539
              15         @     Computer Sciences Corp.                               596
             286         @     Dell Computer Corp.                                 8,949

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND II

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
                               COMPUTERS (CONTINUED)
             139         @     EMC Corp.-Mass.                              $      1,504
             199               Hewlett-Packard Co.                                 3,881
             146               International Business Machines Corp.              12,854
              15         @     Lexmark Intl., Inc.                                 1,116
               8         @     Network Appliance, Inc.                               136
             640         @     Sun Microsystems, Inc.                              2,771
              20         @     Sungard Data Systems, Inc.                            460
              20         @     Unisys Corp.                                          226
              36         @     Veritas Software Corp.                                999
                                                                            ------------
                                                                                  34,031
                                                                            ------------
                               COSMETICS/PERSONAL CARE: 0.0%
               3               Alberto-Culver Co.                                    153
               7               Avon Products, Inc.                                   427
              35               Colgate-Palmolive Co.                               2,087
              92               Gillette Co.                                        3,092
              35               Kimberly-Clark Corp.                                1,818
             141               Procter & Gamble Co.                               12,947
                                                                            ------------
                                                                                  20,524
                                                                            ------------
                               DISTRIBUTION/WHOLESALE: 0.0%
               4               Genuine Parts Co.                                     131
                                                                            ------------
                                                                                     131
                                                                            ------------
                               DIVERSIFIED FINANCIAL SERVICES: 0.1%
              86               American Express Co.                                3,583
              10               Bear Stearns Cos., Inc.                               773
              21               Capital One Financial Corp.                         1,012
              35               Charles Schwab Corp.                                  340
             332               Citigroup, Inc.                                    13,619
              12               Countrywide Financial Corp.                           884
              88               Fannie Mae                                          6,512
               7               Franklin Resources, Inc.                              262
              61               Freddie Mac                                         3,648
              31               Goldman Sachs Group, Inc.                           2,527
             130               JP Morgan Chase & Co.                               4,272
              27               Lehman Brothers Holdings, Inc.                      1,934
              84               MBNA Corp.                                          1,684
             101               Merrill Lynch & Co., Inc.                           4,373
              71               Morgan Stanley                                      3,248
              30         @     Providian Financial Corp.                             271
              11               SLM Corp.                                           1,320
               4               T Rowe Price Group, Inc.                              147
                                                                            ------------
                                                                                  50,409
                                                                            ------------
                               ELECTRIC: 0.0%
              38         @     AES Corp.                                             301
              10               Allegheny Energy, Inc.                                 87
              10               Ameren Corp.                                          455
              23               American Electric Power Co., Inc.                     668
              20               Centerpoint Energy, Inc.                              191
              20               Cinergy Corp.                                         759
              15               Consolidated Edison, Inc.                             645
              15               Constellation Energy Group, Inc.                      497
              22               Dominion Resources, Inc.                            1,386
              12               DTE Energy Co.                                        520
              57               Duke Energy Corp.                                   1,105
              22         @     Edison Intl.                                          358
              14               Entergy Corp.                                         724
              27               Exelon Corp.                                        1,547
              20               FirstEnergy Corp.                                     736
              12               FPL Group, Inc.                                       798
              20               NiSource, Inc.                                        392
              30         @     PG&E Corp.                                            510

----------------------------------------------------------------------------------------
       Shares                                                                  Value
              17               PPL Corp.                                    $        687
              16               Progress Energy, Inc.                                 753
              15               Public Service Enterprise Group, Inc.                 641
              50               Southern Co.                                        1,574
              20               TXU Corp.                                             405
              24               Xcel Energy, Inc.                                     369
                                                                            ------------
                                                                                  16,108
                                                                            ------------
                               ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
              20         @     American Power Conversion                             310
              30               Emerson Electric Co.                                1,569
              15               Molex, Inc.                                           410
                                                                            ------------
                                                                                   2,289
                                                                            ------------
                               ELECTRONICS: 0.0%
              20               Applera Corp. -- Applied Biosystems Group             389
              12         @     Jabil Circuit, Inc.                                   252
               4               Parker Hannifin Corp.                                 162
              30         @     Sanmina-SCI Corp.                                     172
               6               Symbol Technologies, Inc.                              80
              10         @     Tektronix, Inc.                                       211
              11         @     Thermo Electron Corp.                                 232
               5         @     Thomas & Betts Corp.                                   77
              15         @     Waters Corp.                                          425
                                                                            ------------
                                                                                   2,000
                                                                            ------------
                               ENGINEERING & CONSTRUCTION: 0.0%
               7               Fluor Corp.                                           248
                                                                            ------------
                                                                                     248
                                                                            ------------
                               ENTERTAINMENT: 0.0%
               6         @     International Game Technology                         528
                                                                            ------------
                                                                                     528
                                                                            ------------
                               ENVIRONMENTAL CONTROL: 0.0%
              20         @     Allied Waste Industries, Inc.                         198
              38               Waste Management, Inc.                                968
                                                                            ------------
                                                                                   1,166
                                                                            ------------
                               FOOD: 0.0%
              30               Albertson's, Inc.                                     626
              41               Archer-Daniels-Midland Co.                            491
              30               Campbell Soup Co.                                     749
              36               ConAgra Foods, Inc.                                   874
              25               General Mills, Inc.                                 1,170
              10               Hershey Foods Corp.                                   711
              40               HJ Heinz Co.                                        1,323
              35               Kellogg Co.                                         1,232
              50         @     Kroger Co.                                            803
               9               McCormick & Co., Inc.                                 242
              50               Sara Lee Corp.                                        911
              10               Supervalu, Inc.                                       199
              42               Sysco Corp.                                         1,299
              10               Winn-Dixie Stores, Inc.                               141
              14               WM Wrigley Jr Co.                                     791
                                                                            ------------
                                                                                  11,562
                                                                            ------------
                               FOREST PRODUCTS & PAPER: 0.0%
               5               Boise Cascade Corp.                                   123
              31               International Paper Co.                             1,137
              10         @     Louisiana-Pacific Corp.                                96
               6               Weyerhaeuser Co.                                      302
                                                                            ------------
                                                                                   1,658
                                                                            ------------

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND II

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
                               GAS: 0.0%
              10               KeySpan Corp.                                $        352
               4               Nicor, Inc.                                           142
               5               Peoples Energy Corp.                                  213
              14               Sempra Energy                                         382
                                                                            ------------
                                                                                   1,089
                                                                            ------------
                               HAND/MACHINE TOOLS: 0.0%
               9               Black & Decker Corp.                                  390
               4               Snap-On, Inc.                                         122
               6               Stanley Works                                         168
                                                                            ------------
                                                                                     680
                                                                            ------------
                               HEALTHCARE -- PRODUCTS: 0.0%
               5               Bausch & Lomb, Inc.                                   190
              20               Becton Dickinson & Co.                                800
              20               Biomet, Inc.                                          550
              27         @     Boston Scientific Corp.                             1,407
               5               CR Bard, Inc.                                         351
              34               Guidant Corp.                                       1,438
             193               Johnson & Johnson                                  10,490
              79               Medtronic, Inc.                                     3,850
              14         @     St Jude Medical, Inc.                                 785
              13               Stryker Corp.                                         875
              13         @     Zimmer Holdings, Inc.                                 583
                                                                            ------------
                                                                                  21,319
                                                                            ------------
                               HEALTHCARE -- SERVICES: 0.0%
              15         @     Anthem, Inc.                                        1,100
              13         @     Humana, Inc.                                          169
               2         @     Manor Care, Inc.                                       47
              27               UnitedHealth Group, Inc.                            2,590
              17         @     WellPoint Health Networks                           1,451
                                                                            ------------
                                                                                   5,357
                                                                            ------------
                               HOME BUILDERS: 0.0%
               7               Centex Corp.                                          543
               5               KB Home                                               313
               2               Pulte Homes Inc.                                      131
                                                                            ------------
                                                                                     987
                                                                            ------------
                               HOME FURNISHINGS: 0.0%
              20               Leggett & Platt, Inc.                                 441
               5               Whirlpool Corp.                                       285
                                                                            ------------
                                                                                     726
                                                                            ------------
                               HOUSEHOLD PRODUCTS/WARES: 0.0%
               3               Avery Dennison Corp.                                  166
              15               Clorox Co.                                            670
              10               Fortune Brands, Inc.                                  524
                                                                            ------------
                                                                                   1,360
                                                                            ------------
                               HOUSEWARES: 0.0%
              20               Newell Rubbermaid, Inc.                               570
                                                                            ------------
                                                                                     570
                                                                            ------------
                               INSURANCE: 0.0%
              18         @@    ACE Ltd.                                              657
              55               Aflac, Inc.                                         1,810
              78               Allstate Corp.                                      2,807
               7               AMBAC Financial Group, Inc.                           467
             168               American Intl. Group                                9,724
              20               AON Corp.                                             513
              13               Chubb Corp.                                           832

----------------------------------------------------------------------------------------
       Shares                                                                  Value
              11               Cigna Corp.                                  $        617
               5               Cincinnati Financial Corp.                            186
              18               Hartford Financial Services Group, Inc.               840
              10               Jefferson-Pilot Corp.                                 422
              20               John Hancock Financial Services, Inc.                 605
              12               Loews Corp.                                           577
              35               Marsh & McLennan Cos., Inc.                         1,755
              10         A     MBIA, Inc.                                            501
              46               Metlife, Inc.                                       1,287
               7               MGIC Investment Corp.                                 378
              34               Principal Financial Group                           1,080
              19               Progressive Corp.                                   1,368
              40               Prudential Financial, Inc.                          1,341
              15               Safeco Corp.                                          542
              10               Torchmark Corp.                                       386
              64               Travelers Property Casualty Corp.                   1,035
              20               UnumProvident Corp.                                   258
               9         @@    XL Capital Ltd.                                       783
                                                                            ------------
                                                                                  30,771
                                                                            ------------
                               INTERNET: 0.0%
              22         @     eBay, Inc.                                          2,238
              15         @     Symantec Corp.                                        678
              40         @     Yahoo, Inc.                                         1,194
                                                                            ------------
                                                                                   4,110
                                                                            ------------
                               IRON/STEEL: 0.0%
               5               Nucor Corp.                                           238
               6               United States Steel Corp.                              95
                                                                            ------------
                                                                                     333
                                                                            ------------
                               LEISURE TIME: 0.0%
              10               Brunswick Corp.                                       220
              22               Harley-Davidson, Inc.                                 928
                                                                            ------------
                                                                                   1,148
                                                                            ------------
                               LODGING: 0.0%
              10         @     Harrah's Entertainment, Inc.                          401
              10               Hilton Hotels Corp.                                   139
              15               Marriott Intl., Inc.                                  587
               5               Starwood Hotels & Resorts Worldwide, Inc.             145
                                                                            ------------
                                                                                   1,272
                                                                            ------------
                               MACHINERY -- CONSTRUCTION & MINING: 0.0%
              22               Caterpillar, Inc.                                   1,147
                                                                            ------------
                                                                                   1,147
                                                                            ------------
                               MACHINERY -- DIVERSIFIED: 0.0%
              25               Deere & Co.                                         1,092
              13               Dover Corp.                                           394
              20               Rockwell Automation, Inc.                             473
                                                                            ------------
                                                                                   1,959
                                                                            ------------
                               MEDIA: 0.0%
             303         @     AOL Time Warner, Inc.                               4,612
              17         @     Clear Channel Communications, Inc.                    692
             156         @     Comcast Corp.                                       4,697
              18               Gannett Co., Inc.                                   1,422
               5               Knight-Ridder, Inc.                                   352
              15               McGraw-Hill Cos., Inc.                                948
               5               Meredith Corp.                                        220
               3               New York Times Co.                                    144
              21               Tribune Co.                                         1,047

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND II

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
                               MEDIA (CONTINUED)
             116         @     Viacom, Inc.                                 $      5,280
             133               Walt Disney Co.                                     2,613
                                                                            ------------
                                                                                  22,027
                                                                            ------------
                               MINING: 0.0%
              23               Alcoa, Inc.                                           566
              10               Freeport-McMoRan Copper & Gold, Inc.                  220
              30               Newmont Mining Corp.                                  890
               5         @     Phelps Dodge Corp.                                    182
                                                                            ------------
                                                                                   1,858
                                                                            ------------
                               MISCELLANEOUS MANUFACTURING: 0.1%
              26               3M Co.                                              3,288
               5               Cooper Industries Ltd.                                199
              10               Danaher Corp.                                         669
              34               Eastman Kodak Co.                                   1,042
               5               Eaton Corp.                                           420
             860               General Electric Co.                               24,682
              22               Honeywell Intl., Inc.                                 576
              22               Illinois Tool Works, Inc.                           1,365
              13         @@    Ingersoll-Rand Co.                                    569
               6               ITT Industries, Inc.                                  376
              10               Pall Corp.                                            217
              10               Textron, Inc.                                         349
             127         @@    Tyco Intl. Ltd.                                     2,248
                                                                            ------------
                                                                                  36,000
                                                                            ------------
                               OFFICE/BUSINESS EQUIPMENT: 0.0%
              20               Pitney Bowes, Inc.                                    768
              65         @     Xerox Corp.                                           710
                                                                            ------------
                                                                                   1,478
                                                                            ------------
                               OIL & GAS: 0.0%
               6               Amerada Hess Corp.                                    294
              28               Anadarko Petroleum Corp.                            1,380
              11               Apache Corp.                                          725
              14               Burlington Resources, Inc.                            746
              70               ChevronTexaco Corp.                                 4,966
              44               ConocoPhillips                                      2,375
              15               Devon Energy Corp.                                    780
               6               EOG Resources, Inc.                                   259
             435               Exxon Mobil Corp.                                  15,834
               6               Kerr-McGee Corp.                                      285
              37               Marathon Oil Corp.                                    952
              10        @,@@   Nabors Industries Ltd.                                451
               5         @     Noble Corp.                                           178
              33               Occidental Petroleum Corp.                          1,113
               3         @     Rowan Cos., Inc.                                       72
               6               Sunoco, Inc.                                          221
              25         @     Transocean, Inc.                                      584
              23               Unocal Corp.                                          692
                                                                            ------------
                                                                                  31,907
                                                                            ------------
                               OIL & GAS SERVICES: 0.0%
               8               Baker Hughes, Inc.                                    264
               4         @     BJ Services Co.                                       163
              29               Halliburton Co.                                       692
              14               Schlumberger Ltd.                                     681
                                                                            ------------
                                                                                   1,800
                                                                            ------------
                               PACKAGING & CONTAINERS: 0.0%
               5               Ball Corp.                                            248
               5               Bemis Co.                                             229

----------------------------------------------------------------------------------------
       Shares                                                                  Value
              10         @     Pactiv Corp.                                 $        196
               5         @     Sealed Air Corp.                                      219
                                                                            ------------
                                                                                     892
                                                                            ------------
                               PHARMACEUTICALS: 0.1%
             102               Abbott Laboratories                                 4,544
               3               AmerisourceBergen Corp.                               188
              49               Bristol-Myers Squibb Co.                            1,254
              29               Cardinal Health, Inc.                               1,674
              72               Eli Lilly & Co.                                     4,303
              31         @     Forest Laboratories, Inc.                           1,566
              21         @     King Pharmaceuticals, Inc.                            301
              20         @     Medimmune, Inc.                                       709
             194               Merck & Co. Inc.                                   10,783
             511               Pfizer, Inc.                                       15,851
              94               Schering-Plough Corp.                               1,734
              10         @     Watson Pharmaceuticals, Inc.                          370
              85               Wyeth                                               3,727
                                                                            ------------
                                                                                  47,004
                                                                            ------------
                               PIPELINES: 0.0%
               9               Kinder Morgan, Inc.                                   459
              40               Williams Cos., Inc.                                   316
                                                                            ------------
                                                                                     775
                                                                            ------------
                               REITS: 0.0%
              11               Equity Office Properties Trust                        296
              18               Equity Residential                                    477
              15               Simon Property Group, Inc.                            564
                                                                            ------------
                                                                                   1,337
                                                                            ------------
                               RETAIL: 0.1%
              20         @     Autonation, Inc.                                      278
               3         @     Autozone, Inc.                                        251
              21         @     Bed Bath & Beyond, Inc.                               879
               8         @     Best Buy Co. Inc.                                     310
              10         @     Big Lots, Inc.                                        136
              30         @     Costco Wholesale Corp.                              1,112
              30               CVS Corp.                                             783
              15               Darden Restaurants, Inc.                              297
              38               Dollar General Corp.                                  711
              15               Family Dollar Stores                                  547
              21               Federated Department Stores                           683
              80               Gap, Inc.                                           1,360
             154               Home Depot, Inc.                                    5,003
              22               JC Penney Co., Inc.                                   381
               9         @     Kohl's Corp.                                          471
              52               Lowe's Cos., Inc.                                   2,198
              40               Ltd Brands                                            610
              18               May Department Stores Co.                             390
              87               McDonald's Corp.                                    1,630
              33         @     Office Depot, Inc.                                    442
              13               RadioShack Corp.                                      313
              53         @     Staples, Inc.                                       1,028
              30         @     Starbucks Corp.                                       739
              36               TJX Cos., Inc.                                        655
              15         @     Toys R US, Inc.                                       175
              70               Walgreen Co.                                        2,155
             283               Wal-Mart Stores, Inc.                              14,889
               9               Wendy's Intl., Inc.                                   271
              21         @     Yum! Brands, Inc.                                     587
                                                                            ------------
                                                                                  39,284
                                                                            ------------

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND II

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
                               SAVINGS & LOANS: 0.0%
              10               Golden West Financial Corp.                  $        778
              82               Washington Mutual, Inc.                             3,344
                                                                            ------------
                                                                                   4,122
                                                                            ------------
                               SEMICONDUCTORS: 0.0%
              26         @     Altera Corp.                                          501
              25         @     Analog Devices, Inc.                                  964
             107         @     Applied Materials, Inc.                             1,665
              31         @     Applied Micro Circuits Corp.                          156
               8         @     Broadcom Corp.                                        196
             431               Intel Corp.                                         8,982
               4         @     Kla-Tencor Corp.                                      185
              20               Linear Technology Corp.                               727
              20         @     LSI Logic Corp.                                       128
              21               Maxim Integrated Products                             823
              10         @     Novellus Systems, Inc.                                347
              10         @     Nvidia Corp.                                          262
               6         @     QLogic Corp.                                          301
              25         @     Xilinx, Inc.                                          747
                                                                            ------------
                                                                                  15,984
                                                                            ------------
                               SOFTWARE: 0.1%
              15               Adobe Systems, Inc.                                   529
              39               Automatic Data Processing                           1,361
              14         @     BMC Software, Inc.                                    237
              10         @     Citrix Systems, Inc.                                  218
              37               Computer Associates Intl., Inc.                       802
              42         @     Compuware Corp.                                       255
               9         @     Electronic Arts, Inc.                                 617
              48               First Data Corp.                                    1,988
              15         @     Fiserv, Inc.                                          496
              20               IMS Health, Inc.                                      357
              15         @     Intuit, Inc.                                          691
               9         @     Mercury Interactive Corp.                             354
             932               Microsoft Corp.                                    22,937
             581         @     Oracle Corp.                                        7,559
              20         @     Peoplesoft, Inc.                                      327
              43         @     Siebel Systems, Inc.                                  404
                                                                            ------------
                                                                                  39,132
                                                                            ------------
                               TELECOMMUNICATIONS: 0.1%
              20               Alltel Corp.                                          958
              10         @     Andrew Corp.                                           99
              67               AT&T Corp.                                          1,306
             170         @     AT&T Wireless Services, Inc.                        1,321
             159               BellSouth Corp.                                     4,215
              10               CenturyTel, Inc.                                      337
              40         @     CIENA Corp.                                           230
             514         @     Cisco Systems, Inc.                                 8,368
              20         @     Citizens Communications Co.                           246
              20         @     Comverse Technology, Inc.                             304
              60               Motorola, Inc.                                        511
             116         @     Nextel Communications, Inc.                         1,739
              55               Qualcomm, Inc.                                      1,847
             210               SBC Communications, Inc.                            5,347
              12               Scientific-Atlanta, Inc.                              236
              57               Sprint Corp. -- FON Group                             773
              30         @     Tellabs, Inc.                                         238
             233               Verizon Communications, Inc.                        8,819
                                                                            ------------
                                                                                  36,894
                                                                            ------------

----------------------------------------------------------------------------------------
       Shares                                                                  Value
                               TEXTILES: 0.0%
              10               Cintas Corp.                                 $        370
                                                                            ------------
                                                                                     370
                                                                            ------------
                               TOBACCO: 0.0%
             134               Altria Group, Inc.                                  5,534
                                                                            ------------
                                                                                   5,534
                                                                            ------------
                               TOYS/GAMES/HOBBIES: 0.0%
              18               Hasbro, Inc.                                          288
              48               Mattel, Inc.                                        1,032
                                                                            ------------
                                                                                   1,320
                                                                            ------------
                               TRANSPORTATION: 0.0%
              24               Burlington Northern Santa Fe Corp.                    708
               5               CSX Corp.                                             164
              25               FedEx Corp.                                         1,600
              26               Norfolk Southern Corp.                                570
              18               Union Pacific Corp.                                 1,098
             122               United Parcel Service, Inc.                         7,616
                                                                            ------------
                                                                                  11,756
                                                                            ------------
                               TRUCKING & LEASING: 0.0%
               5               Ryder System, Inc.                                    133
                                                                            ------------
                                                                                     133
                                                                            ------------
                               Total Common Stock
                                (Cost $503,581)                                  611,669
                                                                            ------------
   Principal
     Amount                                                                  Value
----------------------------------------------------------------------------------------
BONDS/NOTES: 24.2%
                        SOVEREIGN: 24.2%
     $ 2,953,000        Financing Corporation Strip,
                          Zero Coupon, due 11/11/04                            2,886,865
      20,000,000        Israel Trust,
                          Zero Coupon, due 11/15/04                           19,545,100
                                                                            ------------
                                                                              22,431,965
                                                                            ------------
                        Total Bonds/Notes
                          (Cost $21,644,289)                                  22,431,965
                                                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 32.3%
                        FEDERAL HOME LOAN MORTGAGE CORPORATION: 26.3%
      25,000,000        Zero Coupon, due 12/14/04                             24,429,300
                                                                            ------------
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION: 6.0%
       5,655,000        Zero Coupon, due 11/15/04                              5,535,900
                                                                            ------------
                        Total U.S. Government Agency Obligations
                          (Cost $28,486,928)                                  29,965,200
                                                                            ------------

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND II

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                  Value
----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 43.1%
                        U.S. TREASURY - STRIP: 43.1%
     $40,655,000        Zero Coupon, due 11/15/04                           $ 39,966,020
                                                                            ------------
                        Total U.S. Treasury Obligations
                          (Cost $36,651,732)                                  39,966,020
                                                                            ------------
                        Total Long-Term Investments
                          (Cost $87,286,530)                                  92,974,854
                                                                            ------------
SHORT-TERM INVESTMENT: 0.2%
         178,000        State Street Repurchase Agreement dated 05/30/02,
                        1.250%, due 06/02/03, $178,019 to be received upon
                        repurchase (Collateralized by $185,000 Federal
                        Home Loan Bank, 1.325%
                        Market Value $185,000 due 06/11/04)                      178,000
                                                                            ------------
                        Total Short-Term Investment
                          (Cost $178,000)                                        178,000
                                                                            ------------

                        TOTAL INVESTMENTS IN SECURITIES              100.5%  $93,152,854
                         (COST $87,464,530)*
                        OTHER ASSETS AND LIABILITIES-NET             (0.5)%     (458,759)
                                                                    -------  -----------
                        NET ASSETS                                   100.0%  $92,694,095
                                                                    =======  ===========

 @    Non-income producing security
 @@   Foreign Issuer
 A    Related Party
 *    Cost for federal income tax purposes is $88,887,530. Net
      unrealized appreciation consists of:

                        Gross Unrealized Appreciation                               $ 5,689,597
                        Gross Unrealized Depreciation                                (1,424,273)
                                                                                    -----------
                        Net Unrealized Appreciation                                 $ 4,265,324
                                                                                    ===========

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND III

                  PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
COMMON STOCKS: 2.4%
                               ADVERTISING: 0.0%
                  100          Interpublic Group of Cos., Inc.             $     1,375
                   40          Omnicom Group                                     2,792
                                                                           -----------
                                                                                 4,167
                                                                           -----------
                               AEROSPACE/DEFENSE: 0.0%
                  180          Boeing Co.                                        5,521
                   40          General Dynamics Corp.                            2,673
                   30          Goodrich Corp.                                      548
                  160          Lockheed Martin Corp.                             7,427
                   36          Northrop Grumman Corp.                            3,166
                   30          Raytheon Co.                                        961
                   50          Rockwell Collins, Inc.                            1,149
                  100          United Technologies Corp.                         6,825
                                                                           -----------
                                                                                28,270
                                                                           -----------
                               AGRICULTURE: 0.0%
                   70          Monsanto Co.                                      1,404
                   60          UST, Inc.                                         2,119
                                                                           -----------
                                                                                 3,523
                                                                           -----------
                               AIRLINES: 0.0%
                  150          Southwest Airlines Co.                            2,411
                                                                           -----------
                                                                                 2,411
                                                                           -----------
                               APPAREL: 0.0%
                   40    @     Jones Apparel Group, Inc.                         1,174
                   30          Liz Claiborne, Inc.                               1,017
                   50          Nike, Inc.                                        2,800
                   20    @     Reebok Intl. Ltd.                                   634
                   30          VF Corp.                                          1,142
                                                                           -----------
                                                                                 6,767
                                                                           -----------
                               AUTO MANUFACTURERS: 0.0%
                  640          Ford Motor Co.                                    6,720
                   35          Paccar, Inc.                                      2,319
                                                                           -----------
                                                                                 9,039
                                                                           -----------
                               AUTO PARTS & EQUIPMENT: 0.0%
                   20          Cooper Tire & Rubber Co.                            318
                   40          Dana Corp.                                          356
                  140          Delphi Corp.                                      1,235
                   20          Johnson Controls, Inc.                            1,665
                   40          Visteon Corp.                                       246
                                                                           -----------
                                                                                 3,820
                                                                           -----------
                               BANKS: 0.2%
                   80          AmSouth Bancorp                                   1,786
                  410          Bank of America Corp.                            30,422
                   60          Bank of New York Co. Inc.                         1,736
                  240          Bank One Corp.                                    8,966
                  110          BB&T Corp.                                        3,761
                   52          Charter One Financial, Inc.                       1,584
                   40          Comerica, Inc.                                    1,851
                   30          First Tennessee National Corp.                    1,403
                  210          FleetBoston Financial Corp.                       6,210
                   40          Huntington Bancshares, Inc.                         820
                  100          Keycorp                                           2,640
                   50          Marshall & Ilsley Corp.                           1,500
                   90          Mellon Financial Corp.                            2,445
                  210          National City Corp.                               7,102
                   10          North Fork Bancorporation, Inc.                     331
                   20          Northern Trust Corp.                                763
                   60          PNC Financial Services Group, Inc.                2,955

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                   50          Regions Financial Corp.                     $     1,752
                   70          SouthTrust Corp.                                  2,011
                   80          State Street Corp.                                3,065
                   60          SunTrust Banks, Inc.                              3,558
                   50          Union Planters Corp.                              1,609
                  519          US Bancorp                                       12,300
                  380          Wachovia Corp.                                   15,268
                  340          Wells Fargo & Co.                                16,422
                   20          Zions Bancorporation                              1,020
                                                                           -----------
                                                                               133,280
                                                                           -----------
                               BEVERAGES: 0.1%
                  170          Anheuser-Busch Cos., Inc.                         8,947
                   10          Brown-Forman Corp.                                  789
                  500          Coca-Cola Co.                                    22,785
                  120          Coca-Cola Enterprises, Inc.                       2,250
                   10          Coors (Adolph)                                      551
                   80          Pepsi Bottling Group, Inc.                        1,631
                  360          PepsiCo, Inc.                                    15,912
                                                                           -----------
                                                                                52,865
                                                                           -----------
                               BIOTECHNOLOGY: 0.0%
                  266    @     Amgen, Inc.                                      17,213
                   30    @     Biogen, Inc.                                      1,273
                   50    @     Chiron Corp.                                      2,204
                   20    @     Genzyme Corp.                                       950
                                                                           -----------
                                                                                21,640
                                                                           -----------
                               BUILDING MATERIALS: 0.0%
                   20    @     American Standard Cos., Inc.                      1,480
                   40          Masco Corp.                                         984
                   10          Vulcan Materials Co.                                366
                                                                           -----------
                                                                                 2,830
                                                                           -----------
                               CHEMICALS: 0.0%
                   50          Air Products & Chemicals, Inc.                    2,179
                  190          Dow Chemical Co.                                  6,042
                  210          Du Pont EI de Nemours & Co.                       8,849
                   30          Eastman Chemical Co.                                981
                   30          Ecolab, Inc.                                      1,612
                   30          Engelhard Corp.                                     754
                   10          Great Lakes Chemical Corp.                          230
                   30    @     Hercules, Inc.                                      298
                   20          International Flavors & Fragrances, Inc.            628
                   40          PPG Industries, Inc.                              1,945
                   30          Praxair, Inc.                                     1,800
                   60          Rohm & Haas Co.                                   1,946
                   30          Sherwin-Williams Co.                                821
                   20          Sigma-Aldrich Corp.                               1,046
                                                                           -----------
                                                                                29,131
                                                                           -----------
                               COMMERCIAL SERVICES: 0.0%
                   40    @     Apollo Group, Inc.                                2,337
                   40    @     Convergys Corp.                                     715
                   10          Deluxe Corp.                                        470
                   40          Equifax, Inc.                                     1,013
                   50          H&R Block, Inc.                                   2,047
                   60          McKesson Corp.                                    1,819
                   70          Paychex, Inc.                                     2,136
                   30    @     Quintiles Transnational Corp.                       425
                   10    @     Robert Half Intl., Inc.                             170
                   20          RR Donnelley & Sons Co.                             499
                                                                           -----------
                                                                                11,631
                                                                           -----------

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND III

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               COMPUTERS: 0.1%
                   80    @     Apple Computer, Inc.                        $     1,438
                   40    @     Computer Sciences Corp.                           1,588
                  890    @     Dell Computer Corp.                              27,848
                  440    @     EMC Corp.-Mass.                                   4,761
                  623          Hewlett-Packard Co.                              12,148
                  460          International Business Machines Corp.            40,498
                   40    @     Lexmark Intl., Inc.                               2,976
                   30    @     Network Appliance, Inc.                             511
                  780    @     Sun Microsystems, Inc.                            3,377
                   70    @     Sungard Data Systems, Inc.                        1,610
                   80    @     Unisys Corp.                                        903
                  110    @     Veritas Software Corp.                            3,053
                                                                           -----------
                                                                               100,711
                                                                           -----------
                               COSMETICS/PERSONAL CARE: 0.1%
                   10          Alberto-Culver Co.                                  511
                   20          Avon Products, Inc.                               1,219
                  110          Colgate-Palmolive Co.                             6,558
                  290          Gillette Co.                                      9,747
                  110          Kimberly-Clark Corp.                              5,712
                  450          Procter & Gamble Co.                             41,319
                                                                           -----------
                                                                                65,066
                                                                           -----------
                               DISTRIBUTION/WHOLESALE: 0.0%
                   10          WW Grainger, Inc.                                   467
                                                                           -----------
                                                                                   467
                                                                           -----------
                               DIVERSIFIED FINANCIAL SERVICES: 0.2%
                  270          American Express Co.                             11,248
                   30          Bear Stearns Cos., Inc.                           2,318
                   60          Capital One Financial Corp.                       2,890
                  110          Charles Schwab Corp.                              1,067
                1,053          Citigroup, Inc.                                  43,194
                   40          Countrywide Financial Corp.                       2,946
                  270          Fannie Mae                                       19,980
                   20          Franklin Resources, Inc.                            747
                  190          Freddie Mac                                      11,364
                  100          Goldman Sachs Group, Inc.                         8,150
                  410          JP Morgan Chase & Co.                            13,473
                   80          Lehman Brothers Holdings, Inc.                    5,730
                  270          MBNA Corp.                                        5,414
                  320          Merrill Lynch & Co., Inc.                        13,856
                  220          Morgan Stanley                                   10,065
                   90    @     Providian Financial Corp.                           814
                   30          SLM Corp.                                         3,600
                   10          T Rowe Price Group, Inc.                            367
                                                                           -----------
                                                                               157,223
                                                                           -----------
                               ELECTRIC: 0.1%
                  120    @     AES Corp.                                           950
                   30          Allegheny Energy, Inc.                              261
                   40          Ameren Corp.                                      1,820
                   70          American Electric Power Co., Inc.                 2,033
                  110          Centerpoint Energy, Inc.                          1,050
                   60          Cinergy Corp.                                     2,276
                   50          Consolidated Edison, Inc.                         2,149
                   40          Constellation Energy Group, Inc.                  1,326
                   60          Dominion Resources, Inc.                          3,780
                   40          DTE Energy Co.                                    1,733
                  180          Duke Energy Corp.                                 3,488
                   70    @     Edison Intl.                                      1,140
                   40          Entergy Corp.                                     2,068
                   90          Exelon Corp.                                      5,157
                   70          FirstEnergy Corp.                                 2,577

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                   40          FPL Group, Inc.                             $     2,659
                   60          NiSource, Inc.                                    1,177
                  100    @     PG&E Corp.                                        1,700
                   60          PPL Corp.                                         2,426
                   50          Progress Energy, Inc.                             2,353
                   60          Public Service Enterprise Group, Inc.             2,564
                  150          Southern Co.                                      4,722
                   60          TXU Corp.                                         1,214
                   80          Xcel Energy, Inc.                                 1,231
                                                                           -----------
                                                                                51,854
                                                                           -----------
                               ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
                   70    @     American Power Conversion                         1,086
                   90          Emerson Electric Co.                              4,707
                   50          Molex, Inc.                                       1,368
                                                                           -----------
                                                                                 7,161
                                                                           -----------
                               ELECTRONICS: 0.0%
                   60          Applera Corp. -- Applied Biosystems Group         1,168
                   40    @     Jabil Circuit, Inc.                                 840
                   10          Parker Hannifin Corp.                               404
                  130    @     Sanmina-SCI Corp.                                   744
                   50          Symbol Technologies, Inc.                           670
                   20    @     Tektronix, Inc.                                     422
                   40    @     Thermo Electron Corp.                               844
                   10    @     Thomas & Betts Corp.                                154
                   50    @     Waters Corp.                                      1,418
                                                                           -----------
                                                                                 6,664
                                                                           -----------
                               ENGINEERING & CONSTRUCTION: 0.0%
                   20          Fluor Corp.                                         710
                                                                           -----------
                                                                                   710
                                                                           -----------
                               ENTERTAINMENT: 0.0%
                   20    @     International Game Technology                     1,761
                                                                           -----------
                                                                                 1,761
                                                                           -----------
                               ENVIRONMENTAL CONTROL: 0.0%
                   60    @     Allied Waste Industries, Inc.                       593
                  130          Waste Management, Inc.                            3,311
                                                                           -----------
                                                                                 3,904
                                                                           -----------
                               FOOD: 0.1%
                   80          Albertson's, Inc.                                 1,670
                  133          Archer-Daniels-Midland Co.                        1,592
                  100          Campbell Soup Co.                                 2,495
                  110          ConAgra Foods, Inc.                               2,670
                   80          General Mills, Inc.                               3,742
                   30          Hershey Foods Corp.                               2,133
                  130          HJ Heinz Co.                                      4,299
                  110          Kellogg Co.                                       3,872
                  170    @     Kroger Co.                                        2,729
                   30          McCormick & Co., Inc.                               807
                  170          Sara Lee Corp.                                    3,097
                   30          Supervalu, Inc.                                     596
                  130          Sysco Corp.                                       4,022
                   40          Winn-Dixie Stores, Inc.                             566
                   50          WM Wrigley Jr Co.                                 2,825
                                                                           -----------
                                                                                37,115
                                                                           -----------
                               FOREST PRODUCTS & PAPER: 0.0%
                   20          Boise Cascade Corp.                                 491
                  100          International Paper Co.                           3,667

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND III

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               FOREST PRODUCTS & PAPER (CONTINUED)
                   20    @     Louisiana-Pacific Corp.                     $       193
                   20          Weyerhaeuser Co.                                  1,008
                                                                           -----------
                                                                                 5,359
                                                                           -----------
                               GAS: 0.0%
                   40          KeySpan Corp.                                     1,409
                   10          Nicor, Inc.                                         356
                   10          Peoples Energy Corp.                                426
                   40          Sempra Energy                                     1,091
                                                                           -----------
                                                                                 3,282
                                                                           -----------
                               HAND/MACHINE TOOLS: 0.0%
                   30          Black & Decker Corp.                              1,299
                   20          Snap-On, Inc.                                       608
                   20          Stanley Works                                       559
                                                                           -----------
                                                                                 2,466
                                                                           -----------
                               HEALTHCARE -- PRODUCTS: 0.1%
                   10          Bausch & Lomb, Inc.                                 379
                   60          Becton Dickinson & Co.                            2,400
                   50          Biomet, Inc.                                      1,375
                   80    @     Boston Scientific Corp.                           4,168
                   20          CR Bard, Inc.                                     1,403
                  100          Guidant Corp.                                     4,228
                  599          Johnson & Johnson                                32,556
                  250          Medtronic, Inc.                                  12,183
                   40    @     St Jude Medical, Inc.                             2,244
                   40          Stryker Corp.                                     2,694
                   40    @     Zimmer Holdings, Inc.                             1,794
                                                                           -----------
                                                                                65,424
                                                                           -----------
                               HEALTHCARE -- SERVICES: 0.0%
                   50    @     Anthem, Inc.                                      3,667
                   50    @     Humana, Inc.                                        649
                   10    @     Manor Care, Inc.                                    237
                   80          UnitedHealth Group, Inc.                          7,675
                   50    @     WellPoint Health Networks                         4,267
                                                                           -----------
                                                                                16,495
                                                                           -----------
                               HOME BUILDERS: 0.0%
                   20          Centex Corp.                                      1,553
                   10          KB Home                                             625
                   10          Pulte Homes Inc.                                    656
                                                                           -----------
                                                                                 2,834
                                                                           -----------
                               HOME FURNISHINGS: 0.0%
                   50          Leggett & Platt, Inc.                             1,104
                   10          Whirlpool Corp.                                     569
                                                                           -----------
                                                                                 1,673
                                                                           -----------
                               HOUSEHOLD PRODUCTS/WARES: 0.0%
                   20    @     American Greetings                                  355
                   10          Avery Dennison Corp.                                555
                   50          Clorox Co.                                        2,233
                   30          Fortune Brands, Inc.                              1,572
                   10          Tupperware Corp.                                    159
                                                                           -----------
                                                                                 4,874
                                                                           -----------
                               HOUSEWARES: 0.0%
                   50          Newell Rubbermaid, Inc.                           1,425
                                                                           -----------
                                                                                 1,425
                                                                           -----------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               INSURANCE: 0.1%
                   60    @@    ACE Ltd.                                    $     2,190
                  180          Aflac, Inc.                                       5,924
                  240          Allstate Corp.                                    8,638
                   20          AMBAC Financial Group, Inc.                       1,334
                  530          American Intl. Group                             30,676
                   70          AON Corp.                                         1,796
                   40          Chubb Corp.                                       2,561
                   30          Cigna Corp.                                       1,683
                   10          Cincinnati Financial Corp.                          371
                   60          Hartford Financial Services Group, Inc.           2,798
                   30          Jefferson-Pilot Corp.                             1,266
                   70          John Hancock Financial Services, Inc.             2,117
                   40          Loews Corp.                                       1,924
                  110          Marsh & McLennan Cos., Inc.                       5,514
                   30    A     MBIA, Inc.                                        1,502
                  140          Metlife, Inc.                                     3,916
                   20          MGIC Investment Corp.                             1,080
                  110          Principal Financial Group                         3,494
                   60          Progressive Corp.                                 4,320
                  110          Prudential Financial, Inc.                        3,687
                   50          Safeco Corp.                                      1,807
                   30          Torchmark Corp.                                   1,159
                  225          Travelers Property Casualty Corp.                 3,638
                   70          UnumProvident Corp.                                 903
                   30    @@    XL Capital Ltd.                                   2,612
                                                                           -----------
                                                                                96,910
                                                                           -----------
                               INTERNET: 0.0%
                   70    @     eBay, Inc.                                        7,120
                   50    @     Symantec Corp.                                    2,261
                  130    @     Yahoo, Inc.                                       3,881
                                                                           -----------
                                                                                13,262
                                                                           -----------
                               IRON/STEEL: 0.0%
                   20          Nucor Corp.                                         953
                   20          United States Steel Corp.                           315
                                                                           -----------
                                                                                 1,268
                                                                           -----------
                               LEISURE TIME: 0.0%
                   30          Brunswick Corp.                                     658
                   70          Harley-Davidson, Inc.                             2,951
                                                                           -----------
                                                                                 3,609
                                                                           -----------
                               LODGING: 0.0%
                   30    @     Harrah's Entertainment, Inc.                      1,203
                   30          Hilton Hotels Corp.                                 416
                   50          Marriott Intl., Inc.                              1,955
                                                                           -----------
                                                                                 3,574
                                                                           -----------
                               MACHINERY -- CONSTRUCTION & MINING: 0.0%
                   70          Caterpillar, Inc.                                 3,650
                                                                           -----------
                                                                                 3,650
                                                                           -----------
                               MACHINERY -- DIVERSIFIED: 0.0%
                   80          Deere & Co.                                       3,494
                   40          Dover Corp.                                       1,212
                   50          Rockwell Automation, Inc.                         1,183
                                                                           -----------
                                                                                 5,889
                                                                           -----------
                               MEDIA: 0.1%
                  960    @     AOL Time Warner, Inc.                            14,611
                  130    @     Clear Channel Communications, Inc.                5,291
                  480    @     Comcast Corp.                                    14,453
                   60          Gannett Co., Inc.                                 4,740

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND III

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               MEDIA (CONTINUED)
                   20          Knight-Ridder, Inc.                         $     1,409
                   40          McGraw-Hill Cos., Inc.                            2,528
                   20          Meredith Corp.                                      879
                   10          New York Times Co.                                  479
                   60          Tribune Co.                                       2,993
                  380    @     Viacom, Inc.                                     17,298
                  440          Walt Disney Co.                                   8,646
                                                                           -----------
                                                                                73,327
                                                                           -----------
                               METAL FABRICATE/HARDWARE: 0.0%
                   20          Worthington Industries                              299
                                                                           -----------
                                                                                   299
                                                                           -----------
                               MINING: 0.0%
                   70          Alcoa, Inc.                                       1,723
                   30          Freeport-McMoRan Copper & Gold, Inc.                658
                   80          Newmont Mining Corp.                              2,373
                   20    @     Phelps Dodge Corp.                                  729
                                                                           -----------
                                                                                 5,483
                                                                           -----------
                               MISCELLANEOUS MANUFACTURING: 0.1%
                   80          3M Co.                                           10,118
                   20          Cooper Industries Ltd.                              798
                   10          Crane Co.                                           209
                   30          Danaher Corp.                                     2,008
                  110          Eastman Kodak Co.                                 3,370
                   20          Eaton Corp.                                       1,679
                2,720          General Electric Co,                             78,064
                  120          Honeywell Intl., Inc.                             3,144
                   60          Illinois Tool Works, Inc.                         3,723
                   40    @@    Ingersoll-Rand Co.                                1,752
                   20          ITT Industries, Inc.                              1,253
                   30          Pall Corp.                                          652
                   30          Textron, Inc.                                     1,046
                  400    @@    Tyco Intl. Ltd.                                   7,080
                                                                           -----------
                                                                               114,896
                                                                           -----------
                               OFFICE/BUSINESS EQUIPMENT: 0.0%
                   60          Pitney Bowes, Inc.                                2,305
                  170    @     Xerox Corp.                                       1,858
                                                                           -----------
                                                                                 4,163
                                                                           -----------
                               OIL & GAS: 0.1%
                   20          Amerada Hess Corp.                                  980
                   90          Anadarko Petroleum Corp.                          4,435
                   33          Apache Corp.                                      2,175
                   40          Burlington Resources, Inc.                        2,132
                  220          ChevronTexaco Corp.                              15,607
                  133          ConocoPhillips.                                   7,178
                   50          Devon Energy Corp.                                2,600
                   10          EOG Resources, Inc.                                 431
                1,360          Exxon Mobil Corp.                                49,504
                   20          Kerr-McGee Corp.                                    952
                  100          Marathon Oil Corp.                                2,573
                   40   @,@@   Nabors Industries Ltd.                            1,803
                   10    @     Noble Corp.                                         357
                  100          Occidental Petroleum Corp.                        3,374
                   10    @     Rowan Cos., Inc.                                    239
                   20          Sunoco, Inc.                                        737
                   60    @     Transocean, Inc.                                  1,402
                   70          Unocal Corp.                                      2,106
                                                                           -----------
                                                                                98,585
                                                                           -----------

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               OIL & GAS SERVICES: 0.0%
                   30          Baker Hughes, Inc.                          $       991
                   10    @     BJ Services Co.                                     407
                   90          Halliburton Co.                                   2,148
                   50          Schlumberger Ltd.                                 2,431
                                                                           -----------
                                                                                 5,977
                                                                           -----------
                               PACKAGING & CONTAINERS: 0.0%
                   20          Ball Corp.                                          990
                   10          Bemis Co.                                           458
                   50    @     Pactiv Corp.                                        978
                   20    @     Sealed Air Corp.                                    878
                                                                           -----------
                                                                                 3,304
                                                                           -----------
                               PHARMACEUTICALS: 0.2%
                  320          Abbott Laboratories                              14,256
                   10          AmerisourceBergen Corp.                             627
                  160          Bristol-Myers Squibb Co.                          4,096
                   90          Cardinal Health, Inc.                             5,194
                  230          Eli Lilly & Co.                                  13,747
                  100    @     Forest Laboratories, Inc.                         5,050
                   70    @     King Pharmaceuticals, Inc.                        1,002
                   60    @     Medimmune, Inc.                                   2,127
                  620          Merck & Co., Inc.                                34,460
                1,611          Pfizer, Inc.                                     49,973
                  320          Schering-Plough Corp.                             5,904
                   20    @     Watson Pharmaceuticals, Inc.                        740
                  270          Wyeth                                            11,840
                                                                           -----------
                                                                               149,016
                                                                           -----------
                               PIPELINES: 0.0%
                   30          Kinder Morgan, Inc.                               1,531
                  130          Williams Cos., Inc.                               1,028
                                                                           -----------
                                                                                 2,559
                                                                           -----------
                               REITS: 0.0%
                   30          Equity Office Properties Trust                      807
                   60          Equity Residential                                1,589
                   40          Simon Property Group, Inc.                        1,505
                                                                           -----------
                                                                                 3,901
                                                                           -----------
                               RETAIL: 0.2%
                   70    @     Autonation, Inc.                                    974
                   10    @     Autozone, Inc.                                      837
                   70    @     Bed Bath & Beyond, Inc.                           2,929
                   30    @     Best Buy Co. Inc.                                 1,161
                   40    @     Big Lots, Inc.                                      544
                   90    @     Costco Wholesale Corp.                            3,334
                   90          CVS Corp.                                         2,349
                   50          Darden Restaurants, Inc.                            990
                   20          Dillard's, Inc.                                     267
                  120          Dollar General Corp.                              2,244
                   50          Family Dollar Stores                              1,822
                   70          Federated Department Stores                       2,275
                  250          Gap, Inc.                                         4,250
                  490          Home Depot, Inc.                                 15,920
                   70          JC Penney Co., Inc.                               1,212
                   30    @     Kohl's Corp.                                      1,570
                  170          Lowe's Cos., Inc.                                 7,184
                  140          Ltd Brands                                        2,136
                   60          May Department Stores Co.                         1,301
                  280          McDonald's Corp.                                  5,244
                  110    @     Office Depot, Inc.                                1,474
                   50          RadioShack Corp.                                  1,205
                  170    @     Staples, Inc.                                     3,296
                   80    @     Starbucks Corp.                                   1,971

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND III

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                 Value
---------------------------------------------------------------------------------------
                               RETAIL (CONTINUED)
                  110          TJX Cos., Inc.                              $     2,002
                   50    @     Toys R US, Inc.                                     582
                  210          Walgreen Co.                                      6,466
                  900          Wal-Mart Stores, Inc.                            47,349
                   20          Wendy's Intl., Inc.                                 602
                   60    @     Yum! Brands, Inc.                                 1,678
                                                                           -----------
                                                                               125,168
                                                                           -----------
                               SAVINGS & LOANS: 0.0%
                   30          Golden West Financial Corp.                       2,334
                  260          Washington Mutual, Inc.                          10,603
                                                                           -----------
                                                                                12,937
                                                                           -----------
                               SEMICONDUCTORS: 0.1%
                   60    @     Altera Corp.                                      1,157
                   80    @     Analog Devices, Inc.                              3,084
                  340    @     Applied Materials, Inc.                           5,290
                  100    @     Applied Micro Circuits Corp.                        502
                   20    @     Broadcom Corp.                                      490
                1,350          Intel Corp.                                      28,134
                   10    @     Kla-Tencor Corp.                                    462
                   70          Linear Technology Corp.                           2,545
                   90    @     LSI Logic Corp.                                     576
                   70          Maxim Integrated Products                         2,745
                   30    @     Novellus Systems, Inc.                            1,040
                   40    @     Nvidia Corp.                                      1,047
                   20    @     QLogic Corp.                                      1,002
                   70    @     Xilinx, Inc.                                      2,091
                                                                           -----------
                                                                                50,165
                                                                           -----------
                               SOFTWARE: 0.2%
                   50          Adobe Systems, Inc.                               1,764
                   20          Autodesk, Inc.                                      298
                  120          Automatic Data Processing                         4,188
                   40    @     BMC Software, Inc.                                  678
                   50    @     Citrix Systems, Inc.                              1,091
                  120          Computer Associates Intl., Inc.                   2,600
                  100    @     Compuware Corp.                                     607
                   30    @     Electronic Arts, Inc.                             2,057
                  150          First Data Corp.                                  6,213
                   45    @     Fiserv, Inc.                                      1,489
                   70          IMS Health, Inc.                                  1,249
                   50    @     Intuit, Inc.                                      2,304
                   30    @     Mercury Interactive Corp.                         1,179
                2,940          Microsoft Corp.                                  72,353
                1,810    @     Oracle Corp.                                     23,548
                   70    @     Peoplesoft, Inc.                                  1,145
                  120    @     Siebel Systems, Inc.                              1,127
                                                                           -----------
                                                                               123,890
                                                                           -----------
                               TELECOMMUNICATIONS: 0.2%
                   60          Alltel Corp.                                      2,873
                   30    @     Andrew Corp.                                        298
                  259          AT&T Corp.                                        5,048
                  540    @     AT&T Wireless Services, Inc.                      4,196
                   50    @     Avaya, Inc.                                         331
                  500          BellSouth Corp.                                  13,255
                   40          CenturyTel, Inc.                                  1,347
                  120    @     CIENA Corp.                                         690
                1,950    @     Cisco Systems, Inc.                              31,746
                   90    @     Citizens Communications Co.                       1,109
                   60    @     Comverse Technology, Inc.                           913
                  190          Motorola, Inc.                                    1,619
                  370    @     Nextel Communications, Inc.                       5,546

       Shares                                                                 Value
---------------------------------------------------------------------------------------
                  170          Qualcomm, Inc.                              $     5,709
                  660          SBC Communications, Inc.                         16,804
                   50          Scientific-Atlanta, Inc.                            985
                  180          Sprint Corp.-FON Group                            2,441
                  110    @     Tellabs, Inc.                                       873
                  740          Verizon Communications, Inc.                     28,009
                                                                           -----------
                                                                               123,792
                                                                           -----------
                               TEXTILES: 0.0%
                   40          Cintas Corp.                                      1,481
                                                                           -----------
                                                                                 1,481
                                                                           -----------
                               TOBACCO: 0.0%
                  430          Altria Group, Inc.                               17,759
                                                                           -----------
                                                                                17,759
                                                                           -----------
                               TOYS/GAMES/HOBBIES: 0.0%
                   50          Hasbro, Inc.                                        800
                  160          Mattel, Inc.                                      3,442
                                                                           -----------
                                                                                 4,242
                                                                           -----------
                               TRANSPORTATION: 0.1%
                   70          Burlington Northern Santa Fe Corp.                2,066
                   20          CSX Corp.                                           655
                   80          FedEx Corp.                                       5,118
                   80          Norfolk Southern Corp.                            1,754
                   50          Union Pacific Corp.                               3,050
                  390          United Parcel Service, Inc.                      24,348
                                                                           -----------
                                                                                36,991
                                                                           -----------
                               TRUCKING & LEASING: 0.0%
                   20          Ryder System, Inc.                                  531
                                                                           -----------
                                                                                   531
                                                                           -----------
                               Total Common Stock
                                (Cost $1,649,143)                            1,932,470
                                                                           -----------
      Principal
       Amount                                                                 Value
---------------------------------------------------------------------------------------
BONDS/NOTES: 24.9%
                        SOVEREIGN: 24.9%
     $     20,672,000   Israel Trust,
                          Zero Coupon, due 05/15/05                         20,011,447
                                                                           -----------
                        Total Bonds/Notes
                          (Cost $18,817,092)                                20,011,447
                                                                           -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.1%
                        FEDERAL HOME LOAN MORTGAGE CORPORATION: 18.1%
           15,000,000   Zero Coupon, due 05/31/05                           14,537,115
                                                                           -----------
                        Total U.S. Government Agency Obligations
                         (Cost $13,580,772)                                 14,537,115
                                                                           -----------
U.S. TREASURY OBLIGATIONS: 54.6%
                        U.S. TREASURY STRIP: 54.6%
           35,094,000   Zero Coupon, due 05/15/05                           34,237,040
            9,848,000   Zero Coupon, due 05/15/05                            9,616,848
                                                                           -----------
                                                                            43,853,888
                                                                           -----------
                        Total U.S. Treasury Obligations
                         (Cost $41,735,135)                                 43,853,888
                                                                           -----------
                        Total Long-Term Investments
                          (Cost $75,782,142)                                80,334,920
                                                                           -----------

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND III

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                 Value
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.3%
     $        275,000   State Street Repurchase Agreement dated 05/30/02,
                        1.250%, due 06/02/03, $275,029 to be received
                        upon repurchase (Collateralized by $280,000
                        Federal Home Loan Bank, 1.400% Market Value
                        $280,751 due 03/29/04)                             $   275,000
                                                                           -----------
                        Total Short-Term Investment
                          (Cost $275,000)                                      275,000
                                                                           -----------

                        TOTAL INVESTMENTS IN SECURITIES               100.3%  $80,609,920
                         (COST $76,057,142)*
                        OTHER ASSETS AND LIABILITIES-NET              (0.3)%     (248,014)
                                                                    --------  -----------
                        NET ASSETS                                    100.0%  $80,361,906
                                                                    ========  ===========

 @    Non-income producing security
 @@   Foreign Issuer
 A    Related Party
 *    Cost for federal income tax purposes is $76,732,552. Net
      unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                 $4,564,988
                        Gross Unrealized Depreciation                                   (687,619)
                                                                                      ----------
                        Net Unrealized Appreciation                                   $3,877,369
                                                                                      ==========

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND IV

                  PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
COMMON STOCK: 0.7%
                               ADVERTISING: 0.0%
                   15          Interpublic Group of Cos., Inc.              $       206
                    8          Omnicom Group                                        558
                                                                            -----------
                                                                                    764
                                                                            -----------
                               AEROSPACE/DEFENSE: 0.0%
                   31          Boeing Co.                                           951
                    8          General Dynamics Corp.                               535
                    5          Goodrich Corp.                                        91
                   28          Lockheed Martin Corp.                              1,300
                    7          Northrop Grumman Corp.                               616
                    6          Raytheon Co.                                         192
                   10          Rockwell Collins, Inc.                               230
                   18          United Technologies Corp.                          1,229
                                                                            -----------
                                                                                  5,144
                                                                            -----------
                               AGRICULTURE: 0.0%
                   14          Monsanto Co.                                         281
                    8          UST, Inc.                                            282
                                                                            -----------
                                                                                    563
                                                                            -----------
                               AIRLINES: 0.0%
                   26          Southwest Airlines Co.                               418
                                                                            -----------
                                                                                    418
                                                                            -----------
                               APPAREL: 0.0%
                    8    @     Jones Apparel Group, Inc.                            235
                    7          Liz Claiborne, Inc.                                  237
                   10          Nike, Inc.                                           560
                    2    @     Reebok Intl. Ltd.                                     63
                    4          VF Corp.                                             152
                                                                            -----------
                                                                                  1,247
                                                                            -----------
                               AUTO MANUFACTURERS: 0.0%
                  111          Ford Motor Co.                                     1,165
                    5          Paccar, Inc.                                         331
                                                                            -----------
                                                                                  1,496
                                                                            -----------
                               AUTO PARTS & EQUIPMENT: 0.0%
                    3          Cooper Tire & Rubber Co.                              48
                    5          Dana Corp.                                            45
                   25          Delphi Corp                                          220
                    4          Johnson Controls, Inc.                               333
                    5          Visteon Corp.                                         31
                                                                            -----------
                                                                                    677
                                                                            -----------
                               BANKS: 0.1%
                   15          AmSouth Bancorp                                      335
                   72          Bank of America Corp.                              5,342
                   10          Bank of New York Co. Inc.                            289
                   41          Bank One Corp.                                     1,532
                   17          BB&T Corp.                                           581
                   10          Charter One Financial, Inc.                          305
                    7          Comerica, Inc.                                       324
                    5          First Tennessee National Corp.                       234
                   37          FleetBoston Financial Corp.                        1,094
                    8          Huntington Bancshares, Inc.                          164
                   15          Keycorp                                              396
                   10          Marshall & Ilsley Corp.                              300
                   14          Mellon Financial Corp.                               380
                   36          National City Corp.                                1,218
                    5          North Fork Bancorporation, Inc.                      165
                    3          Northern Trust Corp.                                 114
                   10          PNC Financial Services Group, Inc.                   492
                    9          Regions Financial Corp.                              315

       Shares                                                                  Value
----------------------------------------------------------------------------------------
                   15          SouthTrust Corp.                             $       431
                   12          State Street Corp.                                   460
                   10          SunTrust Banks, Inc.                                 593
                   10          Union Planters Corp.                                 322
                   91          US Bancorp                                         2,157
                   66          Wachovia Corp.                                     2,652
                   60          Wells Fargo & Co.                                  2,898
                    5          Zions Bancorporation                                 255
                                                                            -----------
                                                                                 23,348
                                                                            -----------
                               BEVERAGES: 0.0%
                   31          Anheuser-Busch Cos., Inc.                          1,632
                    2          Brown-Forman Corp.                                   158
                   88          Coca-Cola Co.                                      4,010
                   21          Coca-Cola Enterprises, Inc.                          394
                   14          Pepsi Bottling Group, Inc.                           285
                   61          PepsiCo, Inc.                                      2,696
                                                                            -----------
                                                                                  9,175
                                                                            -----------
                               BIOTECHNOLOGY: 0.0%
                   46    @     Amgen, Inc.                                        2,977
                    5    @     Biogen, Inc.                                         212
                    8    @     Chiron Corp.                                         353
                    7    @     Genzyme Corp.                                        332
                                                                            -----------
                                                                                  3,874
                                                                            -----------
                               BUILDING MATERIALS: 0.0%
                    2    @     American Standard Cos., Inc.                         148
                    6          Masco Corp.                                          148
                    3          Vulcan Materials Co.                                 110
                                                                            -----------
                                                                                    406
                                                                            -----------
                               CHEMICALS: 0.0%
                    8          Air Products & Chemicals, Inc.                       349
                   32          Dow Chemical Co.                                   1,018
                   36          Du Pont EI de Nemours & Co.                        1,517
                    5          Eastman Chemical Co.                                 163
                    5          Ecolab, Inc.                                         269
                    5          Engelhard Corp.                                      126
                    5          International Flavors & Fragrances, Inc.             157
                    7          PPG Industries, Inc.                                 340
                    7          Praxair, Inc.                                        420
                   10          Rohm & Haas Co.                                      324
                    5          Sherwin-Williams Co.                                 137
                    3          Sigma-Aldrich Corp.                                  157
                                                                            -----------
                                                                                  4,977
                                                                            -----------
                               COMMERCIAL SERVICES: 0.0%
                    7    @     Apollo Group, Inc.                                   409
                   10    @     Convergys Corp.                                      179
                    2          Deluxe Corp.                                          94
                    5          Equifax, Inc.                                        127
                    7          H&R Block, Inc.                                      287
                   10          McKesson Corp.                                       303
                   13          Paychex, Inc.                                        397
                    5    @     Quintiles Transnational Corp.                         71
                    5    @     Robert Half Intl., Inc.                               85
                    5          RR Donnelley & Sons Co.                              125
                                                                            -----------
                                                                                  2,077
                                                                            -----------
                               COMPUTERS: 0.0%
                   15    @     Apple Computer, Inc.                                 270
                    7    @     Computer Sciences Corp.                              278
                  156    @     Dell Computer Corp.                                4,881
                   77    @     EMC Corp.-Mass.                                      833
                  110          Hewlett-Packard Co.                                2,145

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND IV

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
                               COMPUTERS (CONTINUED)
                   80          International Business Machines Corp.        $     7,043
                    7    @     Lexmark Intl., Inc.                                  521
                   10    @     Sungard Data Systems, Inc.                           230
                   10    @     Unisys Corp.                                         113
                   20    @     Veritas Software Corp.                               555
                                                                            -----------
                                                                                 16,869
                                                                            -----------
                               COSMETICS/PERSONAL CARE: 0.0%
                    5          Avon Products, Inc.                                  305
                   20          Colgate-Palmolive Co.                              1,192
                   51          Gillette Co.                                       1,714
                   20          Kimberly-Clark Corp.                               1,039
                   78          Procter & Gamble Co.                               7,162
                                                                            -----------
                                                                                 11,412
                                                                            -----------
                               DISTRIBUTION/WHOLESALE: 0.0%
                    2          Genuine Parts Co.                                     66
                                                                            -----------
                                                                                     66
                                                                            -----------
                               DIVERSIFIED FINANCIAL SERVICES: 0.1%
                   47          American Express Co.                               1,958
                    6          Bear Stearns Cos., Inc.                              464
                   12          Capital One Financial Corp.                          578
                   20          Charles Schwab Corp.                                 194
                  183          Citigroup, Inc.                                    7,507
                    7          Countrywide Financial Corp.                          516
                   48          Fannie Mae                                         3,552
                    4          Franklin Resources, Inc.                             149
                   34          Freddie Mac                                        2,034
                   17          Goldman Sachs Group, Inc.                          1,385
                   72          JP Morgan Chase & Co.                              2,366
                   15          Lehman Brothers Holdings, Inc.                     1,074
                   45          MBNA Corp.                                           902
                   55          Merrill Lynch & Co., Inc.                          2,382
                   39          Morgan Stanley                                     1,784
                   15    @     Providian Financial Corp.                            136
                    6          SLM Corp.                                            720
                    2          T Rowe Price Group, Inc.                              73
                                                                            -----------
                                                                                 27,774
                                                                            -----------
                               ELECTRIC: 0.0%
                   21    @     AES Corp.                                            166
                    5          Allegheny Energy, Inc.                                43
                    5          Ameren Corp.                                         227
                   13          American Electric Power Co., Inc.                    378
                   18          Centerpoint Energy, Inc.                             172
                   10          Cinergy Corp.                                        379
                    8          Consolidated Edison, Inc.                            344
                    5          Constellation Energy Group, Inc.                     166
                   11          Dominion Resources, Inc.                             693
                    5          DTE Energy Co.                                       217
                   31          Duke Energy Corp.                                    601
                   12    @     Edison Intl.                                         195
                    8          Entergy Corp.                                        413
                   15          Exelon Corp.                                         859
                   12          FirstEnergy Corp.                                    442
                    8          FPL Group, Inc.                                      532
                   10          NiSource, Inc.                                       196
                   15    @     PG&E Corp.                                           255
                    9          PPL Corp.                                            364
                   10          Progress Energy, Inc.                                471
                   10          Public Service Enterprise Group, Inc.                427
                   26          Southern Co.                                         818

       Shares                                                                  Value
----------------------------------------------------------------------------------------
                   11          TXU Corp.                                    $       223
                   13          Xcel Energy, Inc.                                    200
                                                                            -----------
                                                                                  8,781
                                                                            -----------
                               ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
                   11    @     American Power Conversion                            171
                   15          Emerson Electric Co.                                 784
                    7          Molex, Inc.                                          192
                                                                            -----------
                                                                                  1,147
                                                                            -----------
                               ELECTRONICS: 0.0%
                   10          Applera Corp. -- Applied Biosystems Group            195
                   10    @     Jabil Circuit, Inc.                                  210
                    2          Parker Hannifin Corp.                                 81
                   20    @     Sanmina-SCI Corp.                                    114
                    3          Symbol Technologies, Inc.                             40
                    5    @     Tektronix, Inc.                                      105
                    5    @     Thermo Electron Corp.                                106
                    8    @     Waters Corp.                                         227
                                                                            -----------
                                                                                  1,078
                                                                            -----------
                               ENGINEERING & CONSTRUCTION: 0.0%
                    5          Fluor Corp.                                          177
                                                                            -----------
                                                                                    177
                                                                            -----------
                               ENTERTAINMENT: 0.0%
                    4    @     International Game Technology                        352
                                                                            -----------
                                                                                    352
                                                                            -----------
                               ENVIRONMENTAL CONTROL: 0.0%
                   10    @     Allied Waste Industries, Inc.                         99
                   21          Waste Management, Inc.                               535
                                                                            -----------
                                                                                    634
                                                                            -----------
                               FOOD: 0.0%
                   15          Albertson's, Inc.                                    313
                   23          Archer-Daniels-Midland Co.                           275
                   15          Campbell Soup Co.                                    374
                   20          ConAgra Foods, Inc.                                  485
                   13          General Mills, Inc.                                  608
                    5          Hershey Foods Corp.                                  355
                   22          HJ Heinz Co.                                         728
                   19          Kellogg Co.                                          669
                   30    @     Kroger Co.                                           481
                    5          McCormick & Co., Inc.                                134
                   30          Sara Lee Corp.                                       547
                    5          Supervalu, Inc.                                       99
                   23          Sysco Corp.                                          712
                    5          Winn-Dixie Stores, Inc.                               71
                    7          WM Wrigley Jr Co.                                    396
                                                                            -----------
                                                                                  6,247
                                                                            -----------
                               FOREST PRODUCTS & PAPER: 0.0%
                    3          Boise Cascade Corp.                                   74
                   17          International Paper Co.                              623
                    5    @     Louisiana-Pacific Corp.                               48
                    4          Weyerhaeuser Co.                                     202
                                                                            -----------
                                                                                    947
                                                                            -----------
                               GAS: 0.0%
                    5          KeySpan Corp.                                        176
                    3          Peoples Energy Corp.                                 128
                   11          Sempra Energy                                        300
                                                                            -----------
                                                                                    604
                                                                            -----------

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND IV

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
                               HAND/MACHINE TOOLS: 0.0%
                    5          Black & Decker Corp.                         $       217
                    5          Stanley Works                                        140
                                                                            -----------
                                                                                    357
                                                                            -----------
                               HEALTHCARE -- PRODUCTS: 0.0%
                    2          Bausch & Lomb, Inc.                                   76
                   10          Becton Dickinson & Co.                               400
                   10          Biomet, Inc.                                         275
                   15    @     Boston Scientific Corp.                              781
                    3          CR Bard, Inc.                                        210
                   19          Guidant Corp.                                        803
                  106          Johnson & Johnson                                  5,761
                   44          Medtronic, Inc.                                    2,144
                    8    @     St Jude Medical, Inc.                                449
                    7          Stryker Corp.                                        471
                    7    @     Zimmer Holdings, Inc.                                314
                                                                            -----------
                                                                                 11,684
                                                                            -----------
                               HEALTHCARE -- SERVICES: 0.0%
                    9    @     Anthem, Inc.                                         660
                    7    @     Humana, Inc.                                          91
                    5    @     Manor Care, Inc.                                     118
                   15          UnitedHealth Group, Inc.                           1,439
                   10    @     WellPoint Health Networks                            853
                                                                            -----------
                                                                                  3,161
                                                                            -----------
                               HOME BUILDERS: 0.0%
                    4          Centex Corp.                                         310
                    3          KB Home                                              187
                    2          Pulte Homes Inc.                                     131
                                                                            -----------
                                                                                    628
                                                                            -----------
                               HOME FURNISHINGS: 0.0%
                   10          Leggett & Platt, Inc.                                221
                    2          Whirlpool Corp.                                      114
                                                                            -----------
                                                                                    335
                                                                            -----------
                               HOUSEHOLD PRODUCTS/WARES: 0.0%
                    2          Avery Dennison Corp.                                 111
                    8          Clorox Co.                                           357
                    5          Fortune Brands, Inc.                                 262
                                                                            -----------
                                                                                    730
                                                                            -----------
                               HOUSEWARES: 0.0%
                   10          Newell Rubbermaid, Inc.                              285
                                                                            -----------
                                                                                    285
                                                                            -----------
                               INSURANCE: 0.0%
                   10    @@    ACE Ltd.                                             365
                   31          Aflac, Inc.                                        1,020
                   43          Allstate Corp.                                     1,548
                    5          AMBAC Financial Group, Inc.                          334
                   92          American Intl. Group                               5,325
                   10          AON Corp.                                            257
                    7          Chubb Corp.                                          448
                    6          Cigna Corp.                                          337
                    5          Cincinnati Financial Corp.                           186
                   10          Hartford Financial Services Group, Inc.              466
                    5          Jefferson-Pilot Corp.                                211
                   10          John Hancock Financial Services, Inc.                302
                    7          Loews Corp.                                          337
                   20          Marsh & McLennan Cos., Inc.                        1,003
                    5    A     MBIA, Inc.                                           250
                   25          Metlife, Inc.                                        699

       Shares                                                                  Value
----------------------------------------------------------------------------------------
                    5          MGIC Investment Corp.                        $       270
                   16          Principal Financial Group                            508
                   10          Progressive Corp.                                    720
                   22          Prudential Financial, Inc.                           737
                    8          Safeco Corp.                                         289
                    5          Torchmark Corp.                                      193
                   35          Travelers Property Casualty Corp.                    566
                   15          UnumProvident Corp.                                  194
                    5    @@    XL Capital Ltd.                                      435
                                                                            -----------
                                                                                 17,000
                                                                            -----------
                               INTERNET: 0.0%
                   12    @     eBay, Inc.                                         1,220
                    8    @     Symantec Corp.                                       362
                   21    @     Yahoo, Inc.                                          627
                                                                            -----------
                                                                                  2,209
                                                                            -----------
                               IRON/STEEL: 0.0%
                    2          Nucor Corp.                                           95
                    3          United States Steel Corp.                             47
                                                                            -----------
                                                                                    142
                                                                            -----------
                               LEISURE TIME: 0.0%
                    5          Brunswick Corp.                                      110
                   12          Harley-Davidson, Inc.                                506
                                                                            -----------
                                                                                    616
                                                                            -----------
                               LODGING: 0.0%
                    5    @     Harrah's Entertainment, Inc.                         200
                    6          Hilton Hotels Corp.                                   83
                    8          Marriott Intl., Inc.                                 313
                                                                            -----------
                                                                                    596
                                                                            -----------
                               MACHINERY -- CONSTRUCTION & MINING: 0.0%
                   12          Caterpillar, Inc.                                    626
                                                                            -----------
                                                                                    626
                                                                            -----------
                               MACHINERY -- DIVERSIFIED: 0.0%
                   13          Deere & Co.                                          568
                    7          Dover Corp.                                          212
                   10          Rockwell Automation, Inc.                            237
                                                                            -----------
                                                                                  1,017
                                                                            -----------
                               MEDIA: 0.0%
                  166    @     AOL Time Warner, Inc.                              2,527
                   21    @     Clear Channel Communications, Inc.                   855
                   83    @     Comcast Corp.                                      2,499
                   11          Gannett Co., Inc.                                    869
                    4          Knight-Ridder, Inc.                                  282
                    8          McGraw-Hill Cos., Inc.                               506
                    2          Meredith Corp.                                        88
                    2          New York Times Co.                                    96
                   11          Tribune Co.                                          549
                   64    @     Viacom, Inc.                                       2,913
                   73          Walt Disney Co.                                    1,434
                                                                            -----------
                                                                                 12,618
                                                                            -----------
                               MINING: 0.0%
                   13          Alcoa, Inc.                                          320
                    5          Freeport-McMoRan Copper & Gold, Inc.                 110
                   15          Newmont Mining Corp.                                 445
                    4    @     Phelps Dodge Corp.                                   146
                                                                            -----------
                                                                                  1,021
                                                                            -----------

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND IV

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
                               MISCELLANEOUS MANUFACTURING: 0.1%
                   14          3M Co.                                       $     1,771
                    5          Cooper Industries Ltd.                               199
                    6          Danaher Corp.                                        402
                   20          Eastman Kodak Co.                                    613
                    3          Eaton Corp.                                          252
                  472          General Electric Co.                              13,546
                   12          Honeywell Intl., Inc.                                314
                   12          Illinois Tool Works, Inc.                            745
                    7    @@    Ingersoll-Rand Co.                                   307
                    5          ITT Industries, Inc.                                 313
                    5          Pall Corp.                                           109
                    5          Textron, Inc.                                        174
                   70    @@    Tyco Intl. Ltd.                                    1,239
                                                                            -----------
                                                                                 19,984
                                                                            -----------
                               OFFICE/BUSINESS EQUIPMENT: 0.0%
                   10          Pitney Bowes, Inc.                                   384
                   35    @     Xerox Corp.                                          383
                                                                            -----------
                                                                                    767
                                                                            -----------
                               OIL & GAS: 0.0%
                    5          Amerada Hess Corp.                                   245
                   15          Anadarko Petroleum Corp.                             739
                    6          Apache Corp.                                         396
                    8          Burlington Resources, Inc.                           426
                   39          ChevronTexaco Corp.                                2,767
                   24          ConocoPhillips                                     1,295
                    9          Devon Energy Corp.                                   468
                    2          EOG Resources, Inc.                                   86
                  239          Exxon Mobil Corp.                                  8,700
                    2          Kerr-McGee Corp.                                      95
                   20          Marathon Oil Corp.                                   515
                    5   @,@@   Nabors Industries Ltd.                               225
                    3    @     Noble Corp.                                          107
                   18          Occidental Petroleum Corp.                           607
                    5    @     Rowan Cos., Inc.                                     120
                    4          Sunoco, Inc.                                         147
                   11    @     Transocean, Inc.                                     257
                   12          Unocal Corp.                                         361
                                                                            -----------
                                                                                 17,556
                                                                            -----------
                               OIL & GAS SERVICES: 0.0%
                    4          Baker Hughes, Inc.                                   132
                    2    @     BJ Services Co.                                       81
                   16          Halliburton Co.                                      382
                    8          Schlumberger Ltd.                                    389
                                                                            -----------
                                                                                    984
                                                                            -----------
                               PACKAGING & CONTAINERS: 0.0%
                    3          Ball Corp.                                           149
                    2          Bemis Co.                                             92
                    5    @     Pactiv Corp.                                          98
                    2    @     Sealed Air Corp.                                      88
                                                                            -----------
                                                                                    427
                                                                            -----------
                               PHARMACEUTICALS: 0.1%
                   56          Abbott Laboratories                                2,495
                    2          AmerisourceBergen Corp.                              125
                   27          Bristol-Myers Squibb Co.                             691
                   16          Cardinal Health, Inc.                                923
                   39          Eli Lilly & Co.                                    2,331
                   17    @     Forest Laboratories, Inc.                            858
                   15    @     King Pharmaceuticals, Inc.                           215
                   10    @     Medimmune, Inc.                                      354
                  107          Merck & Co., Inc.                                  5,947
                  280          Pfizer, Inc.                                       8,686

       Shares                                                                  Value
----------------------------------------------------------------------------------------
                   56          Schering-Plough Corp.                        $     1,033
                    5    @     Watson Pharmaceuticals, Inc.                         185
                   46          Wyeth                                              2,017
                                                                            -----------
                                                                                 25,860
                                                                            -----------
                               PIPELINES: 0.0%
                    5          Kinder Morgan, Inc.                                  255
                   25          Williams Cos., Inc.                                  198
                                                                            -----------
                                                                                    453
                                                                            -----------
                               REITS: 0.0%
                    6          Equity Office Properties Trust                       161
                   10          Equity Residential                                   265
                    8          Simon Property Group, Inc.                           301
                                                                            -----------
                                                                                    727
                                                                            -----------
                               RETAIL: 0.1%
                   15    @     Autonation, Inc.                                     209
                    2    @     Autozone, Inc.                                       167
                   12    @     Bed Bath & Beyond, Inc.                              502
                    4    @     Best Buy Co., Inc.                                   155
                    5    @     Big Lots, Inc.                                        68
                   17    @     Costco Wholesale Corp.                               630
                   15          CVS Corp.                                            391
                    5          Darden Restaurants, Inc.                              99
                   21          Dollar General Corp.                                 393
                    7          Family Dollar Stores                                 255
                   10          Federated Department Stores                          325
                   44          Gap, Inc.                                            748
                   85          Home Depot, Inc.                                   2,762
                   12          JC Penney Co., Inc.                                  208
                    5    @     Kohl's Corp.                                         262
                   28          Lowe's Cos., Inc.                                  1,183
                   19          Ltd Brands                                           290
                   10          May Department Stores Co.                            217
                   48          McDonald's Corp.                                     899
                   18    @     Office Depot, Inc.                                   241
                    7          RadioShack Corp.                                     169
                   29    @     Staples, Inc.                                        562
                   15    @     Starbucks Corp.                                      370
                   20          TJX Cos., Inc.                                       364
                    8    @     Toys R US, Inc.                                       93
                   37          Walgreen Co.                                       1,139
                  155          Wal-Mart Stores, Inc.                              8,155
                    5          Wendy's Intl., Inc.                                  151
                   11    @     Yum! Brands, Inc.                                    308
                                                                            -----------
                                                                                 21,315
                                                                            -----------
                               SAVINGS & LOANS: 0.0%
                    6          Golden West Financial Corp.                          467
                   45          Washington Mutual, Inc.                            1,835
                                                                            -----------
                                                                                  2,302
                                                                            -----------
                               SEMICONDUCTORS: 0.0%
                   15    @     Altera Corp.                                         289
                   15    @     Analog Devices, Inc.                                 578
                   58    @     Applied Materials, Inc.                              902
                   17    @     Applied Micro Circuits Corp.                          85
                    4    @     Broadcom Corp.                                        98
                  235          Intel Corp.                                        4,897
                    2    @     Kla-Tencor Corp.                                      92
                   10          Linear Technology Corp.                              364
                   15    @     LSI Logic Corp.                                       96
                   12          Maxim Integrated Products                            470
                    5    @     Novellus Systems, Inc.                               173
                    5    @     Nvidia Corp.                                         131

                 See Accompanying Notes to Financial Statements

ING
CLASSIC
PRINCIPAL
PROTECTION
FUND IV

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                  Value
----------------------------------------------------------------------------------------
                               SEMICONDUCTORS (CONTINUED)
                    5    @     QLogic Corp.                                 $       250
                   12    @     Xilinx, Inc.                                         358
                                                                            -----------
                                                                                  8,783
                                                                            -----------
                               SOFTWARE: 0.1%
                    8          Adobe Systems, Inc.                                  282
                   22          Automatic Data Processing                            768
                    8    @     BMC Software, Inc.                                   136
                    5    @     Citrix Systems, Inc.                                 109
                   25          Computer Associates Intl., Inc.                      542
                   23    @     Compuware Corp.                                      140
                    5    @     Electronic Arts, Inc.                                343
                   27          First Data Corp.                                   1,118
                    8    @     Fiserv, Inc.                                         265
                   10          IMS Health, Inc.                                     178
                    8    @     Intuit, Inc.                                         369
                    5    @     Mercury Interactive Corp.                            197
                  511          Microsoft Corp.                                   12,576
                  315    @     Oracle Corp.                                       4,098
                   15    @     Peoplesoft, Inc.                                     245
                   25    @     Siebel Systems, Inc.                                 235
                                                                            -----------
                                                                                 21,601
                                                                            -----------
                               TELECOMMUNICATIONS: 0.1%
                   11          Alltel Corp.                                         527
                    5    @     Andrew Corp.                                          50
                   44          AT&T Corp.                                           858
                   93    @     AT&T Wireless Services, Inc.                         723
                   87          BellSouth Corp.                                    2,306
                    5          CenturyTel, Inc.                                     168
                   20    @     CIENA Corp.                                          115
                  302    @     Cisco Systems, Inc.                                4,917
                   15    @     Citizens Communications Co.                          185
                   10    @     Comverse Technology, Inc.                            152
                   33          Motorola, Inc.                                       281
                   64    @     Nextel Communications, Inc.                          959
                   30          Qualcomm, Inc.                                     1,007
                  116          SBC Communications, Inc.                           2,953
                    7          Scientific-Atlanta, Inc.                             138
                   31          Sprint Corp.-FON Group                               420
                   15    @     Tellabs, Inc.                                        119
                  128          Verizon Communications, Inc.                       4,845
                                                                            -----------
                                                                                 20,723
                                                                            -----------
                               TEXTILES: 0.0%
                    5          Cintas Corp.                                         185
                                                                            -----------
                                                                                    185
                                                                            -----------
                               TOBACCO: 0.0%
                   75          Altria Group, Inc.                                 3,097
                                                                            -----------
                                                                                  3,097
                                                                            -----------
                               TOYS/GAMES/HOBBIES: 0.0%
                   10          Hasbro, Inc.                                         160
                   30          Mattel, Inc.                                         645
                                                                            -----------
                                                                                    805
                                                                            -----------
                               TRANSPORTATION: 0.0%
                   15          Burlington Northern Santa Fe Corp.                   443
                    2          CSX Corp.                                             65
                   13          FedEx Corp.                                          832

       Shares                                                                  Value
----------------------------------------------------------------------------------------
                   14          Norfolk Southern Corp.                       $       307
                   10          Union Pacific Corp.                                  610
                   67          United Parcel Service, Inc.                        4,183
                                                                            -----------
                                                                                  6,440
                                                                            -----------
                               TRUCKING & LEASING: 0.0%
                    3          Ryder System, Inc.                                    80
                                                                            -----------
                                                                                     80
                                                                            -----------
                               Total Common Stock
                                (Cost $303,183)                                 335,368
                                                                            -----------
      Principal
       Amount                                                                  Value
----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 99.3%
                        U.S. TREASURY -- STRIP: 99.3%
     $     52,723,000   Zero Coupon, due 08/15/05                            51,149,746
                                                                            -----------
                        Total U.S. Treasury Obligations
                          (Cost $45,938,346)                                 51,149,746
                                                                            -----------
                        Total Long-Term Investments
                          (Cost $46,241,529)                                 51,485,114
                                                                            -----------
SHORT-TERM INVESTMENT: 0.4%
              225,000   State Street Repurchase Agreement dated 05/30/02,
                        1.250%, due 06/02/03, $225,023 to be received upon
                        repurchase (Collateralized by $225,000 Federal
                        National Mortgage Association, 5.260% Market Value
                        $229,885 due 10/02/03)                                  225,000
                                                                            -----------
                        Total Short-Term Investment
                          (Cost $225,000)                                       225,000
                                                                            -----------

                           TOTAL INVESTMENTS IN SECURITIES             100.4%  $51,710,114
                            (COST $46,466,529)*
                           OTHER ASSETS AND LIABILITIES-NET            (0.4)%     (224,796)
                                                                      -------  -----------
                           NET ASSETS                                  100.0%  $51,485,318
                                                                      =======  ===========

 @    Non-income producing security
 @@   Foreign Issuer
 *    Cost for federal income tax purposes is $46,728,174. Net
      unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                $5,244,860
                        Gross Unrealized Depreciation                                  (262,920)
                                                                                     ----------
                        Net Unrealized Appreciation                                  $4,981,940
                                                                                     ==========

                 See Accompanying Notes to Financial Statements

ING
INDEX
PLUS
PROTECTION
FUND

                  PORTFOLIO OF INVESTMENTS as of May 31, 2003
--------------------------------------------------------------------------------


       Shares                                                                   Value
-----------------------------------------------------------------------------------------
COMMON STOCK: 1.8%
                               ADVERTISING: 0.0%
                   40          Interpublic Group of Cos., Inc.               $       550
                   17          Omnicom Group                                       1,187
                                                                             -----------
                                                                                   1,737
                                                                             -----------
                               AEROSPACE/DEFENSE: 0.0%
                   70          Boeing Co.                                          2,147
                   17          General Dynamics Corp.                              1,136
                   10          Goodrich Corp.                                        183
                   63          Lockheed Martin Corp.                               2,924
                   16          Northrop Grumman Corp.                              1,407
                   14          Raytheon Co.                                          449
                   20          Rockwell Collins, Inc.                                460
                   40          United Technologies Corp.                           2,730
                                                                             -----------
                                                                                  11,436
                                                                             -----------
                               AGRICULTURE: 0.0%
                   30          Monsanto Co.                                          602
                   20          UST, Inc.                                             706
                                                                             -----------
                                                                                   1,308
                                                                             -----------
                               AIRLINES: 0.0%
                   60          Southwest Airlines Co.                                964
                                                                             -----------
                                                                                     964
                                                                             -----------
                               APPAREL: 0.0%
                   17    @     Jones Apparel Group, Inc.                             499
                   15          Liz Claiborne, Inc.                                   508
                   23          Nike, Inc.                                          1,288
                    5    @     Reebok Intl. Ltd.                                     159
                   10          VF Corp.                                              381
                                                                             -----------
                                                                                   2,835
                                                                             -----------
                               AUTO MANUFACTURERS: 0.0%
                  270          Ford Motor Co.                                      2,835
                   11          Paccar, Inc.                                          729
                                                                             -----------
                                                                                   3,564
                                                                             -----------
                               AUTO PARTS & EQUIPMENT: 0.0%
                    5          Cooper Tire & Rubber Co.                               79
                   10          Dana Corp.                                             89
                   50          Delphi Corp.                                          441
                    7          Johnson Controls, Inc.                                583
                   20          Visteon Corp.                                         123
                                                                             -----------
                                                                                   1,315
                                                                             -----------
                               BANKS: 0.1%
                   30          AmSouth Bancorp                                       670
                  164          Bank of America Corp.                              12,169
                   24          Bank of New York Co. Inc.                             695
                   94          Bank One Corp.                                      3,512
                   40          BB&T Corp.                                          1,368
                   20          Charter One Financial, Inc.                           609
                   15          Comerica, Inc.                                        694
                   10          First Tennessee National Corp.                        468
                   90          FleetBoston Financial Corp.                         2,661
                   18          Huntington Bancshares, Inc.                           369
                   40          Keycorp                                             1,056
                   20          Marshall & Ilsley Corp.                               600
                   34          Mellon Financial Corp.                                924
                   82          National City Corp.                                 2,773
                    6          North Fork Bancorporation, Inc.                       198
                    6          Northern Trust Corp.                                  229
                   25          PNC Financial Services Group, Inc.                  1,231

-----------------------------------------------------------------------------------------
       Shares                                                                   Value
                   19          Regions Financial Corp.                       $       666
                   30          SouthTrust Corp.                                      862
                   30          State Street Corp.                                  1,149
                   25          SunTrust Banks, Inc.                                1,483
                   20          Union Planters Corp.                                  644
                  207          US Bancorp                                          4,906
                  149          Wachovia Corp.                                      5,987
                  137          Wells Fargo & Co.                                   6,617
                   10          Zions Bancorporation                                  510
                                                                             -----------
                                                                                  53,050
                                                                             -----------
                               BEVERAGES: 0.1%
                   70          Anheuser-Busch Cos., Inc.                           3,684
                    6          Brown-Forman Corp.                                    473
                  200          Coca-Cola Co.                                       9,114
                   47          Coca-Cola Enterprises, Inc.                           881
                   30          Pepsi Bottling Group, Inc.                            612
                  140          PepsiCo, Inc.                                       6,188
                                                                             -----------
                                                                                  20,952
                                                                             -----------
                               BIOTECHNOLOGY: 0.0%
                  104    @     Amgen, Inc.                                         6,730
                   12    @     Biogen, Inc.                                          509
                   20    @     Chiron Corp.                                          882
                   10    @     Genzyme Corp.                                         475
                                                                             -----------
                                                                                   8,596
                                                                             -----------
                               BUILDING MATERIALS: 0.0%
                    7    @     American Standard Cos., Inc.                          518
                   15          Masco Corp.                                           369
                    8          Vulcan Materials Co.                                  293
                                                                             -----------
                                                                                   1,180
                                                                             -----------
                               CHEMICALS: 0.0%
                   20          Air Products & Chemicals, Inc.                        872
                   78          Dow Chemical Co.                                    2,480
                   85          Du Pont EI de Nemours & Co.                         3,582
                   10          Eastman Chemical Co.                                  327
                   10          Ecolab, Inc.                                          537
                   12          Engelhard Corp.                                       302
                   10    @     Hercules, Inc.                                         99
                   10          International Flavors & Fragrances, Inc.              314
                   15          PPG Industries, Inc.                                  729
                   14          Praxair, Inc.                                         840
                   20          Rohm & Haas Co.                                       649
                   10          Sherwin-Williams Co.                                  274
                    6          Sigma-Aldrich Corp.                                   314
                                                                             -----------
                                                                                  11,319
                                                                             -----------
                               COMMERCIAL SERVICES: 0.0%
                   16    @     Apollo Group, Inc.                                    935
                   20    @     Convergys Corp.                                       358
                    4          Deluxe Corp.                                          188
                   10          Equifax, Inc.                                         253
                   19          H&R Block, Inc.                                       778
                   30          McKesson Corp.                                        910
                   29          Paychex, Inc.                                         885
                   10    @     Quintiles Transnational Corp.                         142
                    6    @     Robert Half Intl., Inc.                               102
                   10          RR Donnelley & Sons Co.                               249
                                                                             -----------
                                                                                   4,800
                                                                             -----------
                               COMPUTERS: 0.1%
                   30    @     Apple Computer, Inc.                                  539
                   15    @     Computer Sciences Corp.                               595
                  352    @     Dell Computer Corp.                                11,014

                 See Accompanying Notes to Financial Statements

ING
INDEX
PLUS
PROTECTION
FUND

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                   Value
-----------------------------------------------------------------------------------------
                               COMPUTERS (CONTINUED)
                  174    @     EMC Corp.-Mass.                               $     1,883
                  250          Hewlett-Packard Co.                                 4,875
                  182          International Business Machines Corp.              16,023
                   18    @     Lexmark Intl., Inc.                                 1,339
                   10    @     Network Appliance, Inc.                               170
                  440    @     Sun Microsystems, Inc.                              1,905
                   30    @     Sungard Data Systems, Inc.                            690
                   40    @     Unisys Corp.                                          452
                   40    @     Veritas Software Corp.                              1,110
                                                                             -----------
                                                                                  40,595
                                                                             -----------
                               COSMETICS/PERSONAL CARE: 0.1%
                    4          Alberto-Culver Co.                                    204
                   10          Avon Products, Inc.                                   609
                   43          Colgate-Palmolive Co.                               2,564
                  115          Gillette Co.                                        3,865
                   40          Kimberly-Clark Corp.                                2,077
                  178          Procter & Gamble Co.                               16,344
                                                                             -----------
                                                                                  25,663
                                                                             -----------
                               DISTRIBUTION/WHOLESALE: 0.0%
                    6          Genuine Parts Co.                                     197
                                                                             -----------
                                                                                     197
                                                                             -----------
                               DIVERSIFIED FINANCIAL SERVICES: 0.1%
                  107          American Express Co.                                4,458
                   14          Bear Stearns Cos., Inc.                             1,082
                   25          Capital One Financial Corp.                         1,204
                   44          Charles Schwab Corp.                                  427
                  415          Citigroup, Inc.                                    17,023
                   15          Countrywide Financial Corp.                         1,105
                  109          Fannie Mae                                          8,066
                    9          Franklin Resources, Inc.                              336
                   76          Freddie Mac                                         4,546
                   40          Goldman Sachs Group, Inc.                           3,260
                  162          JP Morgan Chase & Co.                               5,323
                   33          Lehman Brothers Holdings, Inc.                      2,364
                  110          MBNA Corp.                                          2,206
                  126          Merrill Lynch & Co., Inc.                           5,456
                   88          Morgan Stanley                                      4,026
                   30    @     Providian Financial Corp.                             271
                   13          SLM Corp.                                           1,560
                    9          T Rowe Price Group, Inc.                              330
                                                                             -----------
                                                                                  63,043
                                                                             -----------
                               ELECTRIC: 0.1%
                   50    @     AES Corp.                                             396
                   10          Allegheny Energy, Inc.                                 87
                   14          Ameren Corp.                                          637
                   29          American Electric Power Co., Inc.                     842
                   42          Centerpoint Energy, Inc.                              401
                   20          Cinergy Corp.                                         759
                   20          Consolidated Edison, Inc.                             860
                   14          Constellation Energy Group, Inc.                      464
                   27          Dominion Resources, Inc.                            1,701
                   15          DTE Energy Co.                                        650
                   71          Duke Energy Corp.                                   1,376
                   27    @     Edison Intl.                                          440
                   18          Entergy Corp.                                         930
                   34          Exelon Corp.                                        1,948
                   24          FirstEnergy Corp.                                     883
                   15          FPL Group, Inc.                                       997
                   20          NiSource, Inc.                                        392
                   40    @     PG&E Corp.                                            680

-----------------------------------------------------------------------------------------
       Shares                                                                   Value
                   22          PPL Corp.                                     $       890
                   20          Progress Energy, Inc.                                 941
                   18          Public Service Enterprise Group, Inc.                 769
                   60          Southern Co.                                        1,889
                   25          TXU Corp.                                             506
                   30          Xcel Energy, Inc.                                     462
                                                                             -----------
                                                                                  19,900
                                                                             -----------
                               ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
                   24    @     American Power Conversion                             372
                   34          Emerson Electric Co.                                1,778
                   20          Molex, Inc.                                           547
                                                                             -----------
                                                                                   2,697
                                                                             -----------
                               ELECTRONICS: 0.0%
                   20          Applera Corp. -- Applied Biosystems Group             389
                   20    @     Jabil Circuit, Inc.                                   420
                    5          Parker Hannifin Corp.                                 202
                   70    @     Sanmina-SCI Corp.                                     400
                    7          Symbol Technologies, Inc.                              94
                   10    @     Tektronix, Inc.                                       211
                   10    @     Thermo Electron Corp.                                 211
                   19    @     Waters Corp.                                          539
                                                                             -----------
                                                                                   2,466
                                                                             -----------
                               ENGINEERING & CONSTRUCTION: 0.0%
                   10          Fluor Corp.                                           355
                                                                             -----------
                                                                                     355
                                                                             -----------
                               ENTERTAINMENT: 0.0%
                   10    @     International Game Technology                         880
                                                                             -----------
                                                                                     880
                                                                             -----------
                               ENVIRONMENTAL CONTROL: 0.0%
                   30    @     Allied Waste Industries, Inc.                         296
                   50          Waste Management, Inc.                              1,274
                                                                             -----------
                                                                                   1,570
                                                                             -----------
                               FOOD: 0.1%
                   30          Albertson's, Inc.                                     626
                   52          Archer-Daniels-Midland Co.                            622
                   40          Campbell Soup Co.                                     998
                   44          ConAgra Foods, Inc.                                 1,068
                   30          General Mills, Inc.                                 1,403
                   10          Hershey Foods Corp.                                   711
                   50          HJ Heinz Co.                                        1,653
                   44          Kellogg Co.                                         1,549
                   60    @     Kroger Co.                                            963
                   10          McCormick & Co., Inc.                                 269
                   70          Sara Lee Corp.                                      1,275
                    5          Supervalu, Inc.                                        99
                   52          Sysco Corp.                                         1,609
                   10          Winn-Dixie Stores, Inc.                               141
                   18          WM Wrigley Jr Co.                                   1,017
                                                                             -----------
                                                                                  14,003
                                                                             -----------
                               FOREST PRODUCTS & PAPER: 0.0%
                   10          Boise Cascade Corp.                                   246
                   39          International Paper Co.                             1,430
                   10    @     Louisiana-Pacific Corp.                                96
                    8          Weyerhaeuser Co.                                      403
                                                                             -----------
                                                                                   2,175
                                                                             -----------

                 See Accompanying Notes to Financial Statements

ING
INDEX
PLUS
PROTECTION
FUND

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                   Value
-----------------------------------------------------------------------------------------
                               GAS: 0.0%
                   10          KeySpan Corp.                                 $       352
                    5          Peoples Energy Corp.                                  213
                   17          Sempra Energy                                         464
                                                                             -----------
                                                                                   1,029
                                                                             -----------
                               HAND/MACHINE TOOLS: 0.0%
                   10          Black & Decker Corp.                                  433
                   10          Stanley Works                                         280
                                                                             -----------
                                                                                     713
                                                                             -----------
                               HEALTHCARE -- PRODUCTS: 0.1%
                   20          Becton Dickinson & Co.                                800
                   20          Biomet, Inc.                                          550
                   33    @     Boston Scientific Corp.                             1,719
                    6          CR Bard, Inc.                                         421
                   42          Guidant Corp.                                       1,776
                  241          Johnson & Johnson                                  13,098
                   99          Medtronic, Inc.                                     4,824
                   15    @     St Jude Medical, Inc.                                 842
                   16          Stryker Corp.                                       1,077
                   16    @     Zimmer Holdings, Inc.                                 718
                                                                             -----------
                                                                                  25,825
                                                                             -----------
                               HEALTHCARE -- SERVICES: 0.0%
                   13          Aetna, Inc.                                           746
                   20    @     Anthem, Inc.                                        1,467
                   20    @     Humana, Inc.                                          260
                   10    @     Manor Care, Inc.                                      237
                   33          UnitedHealth Group, Inc.                            3,166
                   22    @     WellPoint Health Networks                           1,877
                                                                             -----------
                                                                                   7,753
                                                                             -----------
                               HOME BUILDERS: 0.0%
                   10          Centex Corp.                                          776
                    7          KB Home                                               438
                    5          Pulte Homes Inc.                                      328
                                                                             -----------
                                                                                   1,542
                                                                             -----------
                               HOME FURNISHINGS: 0.0%
                   20          Leggett & Platt, Inc.                                 441
                    5          Whirlpool Corp.                                       285
                                                                             -----------
                                                                                     726
                                                                             -----------
                               HOUSEHOLD PRODUCTS/WARES: 0.0%
                    4          Avery Dennison Corp.                                  222
                   18          Clorox Co.                                            804
                   13          Fortune Brands, Inc.                                  681
                                                                             -----------
                                                                                   1,707
                                                                             -----------
                               HOUSEWARES: 0.0%
                   20          Newell Rubbermaid, Inc.                               570
                                                                             -----------
                                                                                     570
                                                                             -----------
                               INSURANCE: 0.1%
                   27    @@    ACE Ltd.                                              985
                   69          Aflac, Inc.                                         2,271
                   97          Allstate Corp.                                      3,491
                   10          AMBAC Financial Group, Inc.                           667
                  210          American Intl. Group                               12,155
                   30          AON Corp.                                             770
                   15          Chubb Corp.                                           960
                   10          Cigna Corp.                                           561
                   10          Cincinnati Financial Corp.                            371
                   20          Hartford Financial Services Group, Inc.               933

-----------------------------------------------------------------------------------------
       Shares                                                                   Value
                   10          Jefferson-Pilot Corp.                         $       422
                   23          John Hancock Financial Services, Inc.                 696
                   15          Loews Corp.                                           722
                   44          Marsh & McLennan Cos., Inc.                         2,206
                   10    A     MBIA, Inc.                                            501
                   57          Metlife, Inc.                                       1,594
                   10          MGIC Investment Corp.                                 540
                   42          Principal Financial Group                           1,334
                   24          Progressive Corp.                                   1,728
                   50          Prudential Financial, Inc.                          1,676
                   20          Safeco Corp.                                          723
                   10          Torchmark Corp.                                       386
                   80          Travelers Property Casualty Corp.                   1,294
                   30          UnumProvident Corp.                                   387
                   11    @@    XL Capital Ltd.                                       958
                                                                             -----------
                                                                                  38,331
                                                                             -----------
                               INTERNET: 0.0%
                   26    @     eBay, Inc.                                          2,644
                   20    @     Symantec Corp.                                        904
                   50    @     Yahoo, Inc.                                         1,493
                                                                             -----------
                                                                                   5,041
                                                                             -----------
                               IRON/STEEL: 0.0%
                    3          Nucor Corp.                                           143
                   10          United States Steel Corp.                             158
                                                                             -----------
                                                                                     301
                                                                             -----------
                               LEISURE TIME: 0.0%
                   10          Brunswick Corp.                                       219
                   25          Harley-Davidson, Inc.                               1,054
                                                                             -----------
                                                                                   1,273
                                                                             -----------
                               LODGING: 0.0%
                   10    @     Harrah's Entertainment, Inc.                          401
                   13          Hilton Hotels Corp.                                   180
                   19          Marriott Intl., Inc.                                  743
                    6          Starwood Hotels & Resorts Worldwide, Inc.             174
                                                                             -----------
                                                                                   1,498
                                                                             -----------
                               MACHINERY -- CONSTRUCTION & MINING: 0.0%
                   27          Caterpillar, Inc.                                   1,408
                                                                             -----------
                                                                                   1,408
                                                                             -----------
                               MACHINERY -- DIVERSIFIED: 0.0%
                   30          Deere & Co.                                         1,310
                   16          Dover Corp.                                           485
                   20          Rockwell Automation, Inc.                             473
                                                                             -----------
                                                                                   2,268
                                                                             -----------
                               MEDIA: 0.1%
                  378    @     AOL Time Warner, Inc.                               5,753
                   49    @     Clear Channel Communications, Inc.                  1,994
                  195    @     Comcast Corp.                                       5,871
                   23          Gannett Co., Inc.                                   1,817
                    7          Knight-Ridder, Inc.                                   493
                   17          McGraw-Hill Cos., Inc.                              1,075
                    6          Meredith Corp.                                        264
                    4          New York Times Co.                                    192
                   26          Tribune Co.                                         1,297
                  149    @     Viacom, Inc.                                        6,782
                  167          Walt Disney Co.                                     3,282
                                                                             -----------
                                                                                  28,820
                                                                             -----------

                 See Accompanying Notes to Financial Statements

ING
INDEX
PLUS
PROTECTION
FUND

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                   Value
-----------------------------------------------------------------------------------------
                               MINING: 0.0%
                   29          Alcoa, Inc.                                   $       714
                   10          Freeport-McMoRan Copper & Gold, Inc.                  219
                   32          Newmont Mining Corp.                                  949
                   10    @     Phelps Dodge Corp.                                    365
                                                                             -----------
                                                                                   2,247
                                                                             -----------
                               MISCELLANEOUS MANUFACTURING: 0.1%
                   32          3M Co.                                              4,047
                   10          Cooper Industries Ltd.                                399
                   10          Danaher Corp.                                         669
                   40          Eastman Kodak Co.                                   1,226
                    7          Eaton Corp.                                           588
                1,074          General Electric Co.                               30,824
                   68          Honeywell Intl., Inc.                               1,782
                   25          Illinois Tool Works, Inc.                           1,551
                   15    @@    Ingersoll-Rand Co.                                    657
                   10          ITT Industries, Inc.                                  627
                   10          Pall Corp.                                            217
                   10          Textron, Inc.                                         349
                  159    @@    Tyco Intl. Ltd.                                     2,814
                                                                             -----------
                                                                                  45,750
                                                                             -----------
                               OFFICE/BUSINESS EQUIPMENT: 0.0%
                   20          Pitney Bowes, Inc.                                    768
                   70    @     Xerox Corp.                                           765
                                                                             -----------
                                                                                   1,533
                                                                             -----------
                               OIL & GAS: 0.1%
                    8          Amerada Hess Corp.                                    392
                   34          Anadarko Petroleum Corp.                            1,676
                   14          Apache Corp.                                          923
                   17          Burlington Resources, Inc.                            906
                   87          ChevronTexaco Corp.                                 6,172
                   55          ConocoPhillips                                      2,968
                   19          Devon Energy Corp.                                    988
                    4          EOG Resources, Inc.                                   172
                  538          Exxon Mobil Corp.                                  19,583
                    8          Kerr-McGee Corp.                                      381
                   41          Marathon Oil Corp.                                  1,055
                   13   @,@@   Nabors Industries Ltd.                                586
                    4    @     Noble Corp.                                           143
                   41          Occidental Petroleum Corp.                          1,383
                   10    @     Rowan Cos., Inc.                                      239
                   10          Sunoco, Inc.                                          368
                   25    @     Transocean, Inc.                                      584
                   29          Unocal Corp.                                          873
                                                                             -----------
                                                                                  39,392
                                                                             -----------
                               OIL & GAS SERVICES: 0.0%
                   10          Baker Hughes, Inc.                                    330
                    7    @     BJ Services Co.                                       285
                   36          Halliburton Co.                                       859
                   18          Schlumberger Ltd.                                     875
                                                                             -----------
                                                                                   2,349
                                                                             -----------
                               PACKAGING & CONTAINERS: 0.0%
                    7          Ball Corp.                                            347
                    5          Bemis Co.                                             229
                   20    @     Pactiv Corp.                                          391
                    6    @     Sealed Air Corp.                                      263
                                                                             -----------
                                                                                   1,230
                                                                             -----------
                               PHARMACEUTICALS: 0.1%
                  127          Abbott Laboratories                                 5,658
                    4          AmerisourceBergen Corp.                               251

-----------------------------------------------------------------------------------------
       Shares                                                                   Value
                   62          Bristol-Myers Squibb Co.                      $     1,587
                   36          Cardinal Health, Inc.                               2,078
                   90          Eli Lilly & Co.                                     5,379
                   39    @     Forest Laboratories, Inc.                           1,969
                   30    @     King Pharmaceuticals, Inc.                            429
                   20    @     Medimmune, Inc.                                       709
                  242          Merck & Co., Inc.                                  13,450
                  637          Pfizer, Inc.                                       19,760
                  119          Schering-Plough Corp.                               2,196
                   10    @     Watson Pharmaceuticals, Inc.                          370
                  106          Wyeth                                               4,648
                                                                             -----------
                                                                                  58,484
                                                                             -----------
                               PIPELINES: 0.0%
                   10          Kinder Morgan, Inc.                                   511
                   50          Williams Cos., Inc.                                   396
                                                                             -----------
                                                                                     907
                                                                             -----------
                               REITS: 0.0%
                   14          Equity Office Properties Trust                        377
                   22          Equity Residential                                    583
                   15          Simon Property Group, Inc.                            564
                                                                             -----------
                                                                                   1,524
                                                                             -----------
                               RETAIL: 0.1%
                   26    @     Autonation, Inc.                                      362
                    4    @     Autozone, Inc.                                        335
                   25    @     Bed Bath & Beyond, Inc.                             1,046
                   10    @     Best Buy Co., Inc.                                    387
                   20    @     Big Lots, Inc.                                        272
                   37    @     Costco Wholesale Corp.                              1,371
                   30          CVS Corp.                                             783
                   15          Darden Restaurants, Inc.                              297
                   10          Dillard's, Inc.                                       134
                   40          Dollar General Corp.                                  748
                   20          Family Dollar Stores                                  729
                   26          Federated Department Stores                           845
                  100          Gap, Inc.                                           1,700
                  193          Home Depot, Inc.                                    6,271
                   28          JC Penney Co., Inc.                                   485
                   12    @     Kohl's Corp.                                          628
                   64          Lowe's Cos., Inc.                                   2,705
                   50          Ltd Brands                                            763
                   23          May Department Stores Co.                             499
                  110          McDonald's Corp.                                    2,060
                   40    @     Office Depot, Inc.                                    536
                   20          RadioShack Corp.                                      482
                   60    @     Staples, Inc.                                       1,163
                   30    @     Starbucks Corp.                                       739
                   45          TJX Cos., Inc.                                        819
                   18    @     Toys R US, Inc.                                       210
                   80          Walgreen Co.                                        2,463
                  353          Wal-Mart Stores, Inc.                              18,571
                   10          Wendy's Intl., Inc.                                   301
                   26    @     Yum! Brands, Inc.                                     727
                                                                             -----------
                                                                                  48,431
                                                                             -----------
                               SAVINGS & LOANS: 0.0%
                   13          Golden West Financial Corp.                         1,011
                  102          Washington Mutual, Inc.                             4,160
                                                                             -----------
                                                                                   5,171
                                                                             -----------
                               SEMICONDUCTORS: 0.1%
                   30    @     Altera Corp.                                          578
                   30    @     Analog Devices, Inc.                                1,156
                  134    @     Applied Materials, Inc.                             2,085

                 See Accompanying Notes to Financial Statements

ING
INDEX
PLUS
PROTECTION
FUND

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


       Shares                                                                   Value
-----------------------------------------------------------------------------------------
                               SEMICONDUCTORS (CONTINUED)
                   39    @     Applied Micro Circuits Corp.                  $       196
                    9    @     Broadcom Corp.                                        220
                  535          Intel Corp.                                        11,149
                    6    @     Kla-Tencor Corp.                                      277
                   30          Linear Technology Corp.                             1,091
                   40    @     LSI Logic Corp.                                       256
                   30          Maxim Integrated Products                           1,176
                   10    @     Novellus Systems, Inc.                                347
                   20    @     Nvidia Corp.                                          523
                   10    @     QLogic Corp.                                          501
                   30    @     Xilinx, Inc.                                          896
                                                                             -----------
                                                                                  20,451
                                                                             -----------
                               SOFTWARE: 0.1%
                   20          Adobe Systems, Inc.                                   706
                   10          Autodesk Inc.                                         149
                   50          Automatic Data Processing                           1,745
                   20    @     BMC Software, Inc.                                    339
                   20    @     Citrix Systems, Inc.                                  437
                   46          Computer Associates Intl., Inc.                       997
                   52    @     Compuware Corp.                                       316
                   12    @     Electronic Arts, Inc.                                 823
                   60          First Data Corp.                                    2,485
                   15    @     Fiserv, Inc.                                          496
                   20          IMS Health, Inc.                                      357
                   17    @     Intuit, Inc.                                          784
                   10    @     Mercury Interactive Corp.                             393
                1,163          Microsoft Corp.                                    28,621
                  730    @     Oracle Corp.                                        9,497
                   30    @     Peoplesoft, Inc.                                      491
                   49    @     Siebel Systems, Inc.                                  460
                                                                             -----------
                                                                                  49,096
                                                                             -----------
                               TELECOMMUNICATIONS: 0.1%
                   25          Alltel Corp.                                        1,197
                   10    @     Andrew Corp.                                           99
                  101          AT&T Corp.                                          1,968
                  213    @     AT&T Wireless Services, Inc.                        1,655
                  198          BellSouth Corp.                                     5,249
                   10          CenturyTel, Inc.                                      337
                   20    @     CIENA Corp.                                           115
                  770    @     Cisco Systems, Inc.                                12,536
                   23    @     Citizens Communications Co.                           283
                   30    @     Comverse Technology, Inc.                             456
                   36    @     Corning, Inc.                                         263
                   80          Motorola, Inc.                                        682
                  139    @     Nextel Communications, Inc.                         2,084
                   63          Qualcomm, Inc.                                      2,116
                  263          SBC Communications, Inc.                            6,696
                   20          Scientific-Atlanta, Inc.                              394
                   71          Sprint Corp.-FON Group                                963
                   40    @     Tellabs, Inc.                                         318
                  292          Verizon Communications, Inc.                       11,052
                                                                             -----------
                                                                                  48,463
                                                                             -----------
                               TEXTILES: 0.0%
                   14          Cintas Corp.                                          518
                                                                             -----------
                                                                                     518
                                                                             -----------
                               TOBACCO: 0.0%
                  170          Altria Group, Inc.                                  7,021
                                                                             -----------
                                                                                   7,021
                                                                             -----------

-----------------------------------------------------------------------------------------
       Shares                                                                   Value
                               TOYS/GAMES/HOBBIES: 0.0%
                   20          Hasbro, Inc.                                  $       320
                   61          Mattel, Inc.                                        1,312
                                                                             -----------
                                                                                   1,632
                                                                             -----------
                               TRANSPORTATION: 0.1%
                   30          Burlington Northern Santa Fe Corp.                    885
                    6          CSX Corp.                                             196
                   31          FedEx Corp.                                         1,983
                   32          Norfolk Southern Corp.                                701
                   20          Union Pacific Corp.                                 1,220
                  153          United Parcel Service, Inc.                         9,552
                                                                             -----------
                                                                                  14,537
                                                                             -----------
                               TRUCKING & LEASING: 0.0%
                   10          Ryder System, Inc.                                    266
                                                                             -----------
                                                                                     266
                                                                             -----------
                               Total Common Stock
                                (Cost $661,924)                                  764,407
                                                                             -----------
      Principal
       Amount                                                                   Value
-----------------------------------------------------------------------------------------
BONDS/NOTES: 15.9%
                        SOVEREIGN: 15.9%
     $      7,234,000   Israel Trust, Zero Coupon, due 11/15/05                6,917,889
                                                                             -----------
                        Total Bonds/Notes
                          (Cost $6,542,899)                                    6,917,889
                                                                             -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.0%
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION: 11.0%
            5,000,000   Zero Coupon, due 11/15/05                              4,794,765
                                                                             -----------
                        Total U.S. Government Agency Obligations
                          (Cost $4,446,077)                                    4,794,765
                                                                             -----------
U.S. TREASURY OBLIGATIONS: 71.6%
                        U.S. TREASURY -- STRIP: 71.6%
           32,312,000   Zero Coupon, due 11/15/05                             31,202,212
                                                                             -----------
                        Total U.S. Treasury Obligations
                          (Cost $30,062,866)                                  31,202,212
                                                                             -----------
                        Total Long-Term Investments
                          (Cost $41,713,766)                                  43,679,273
                                                                             -----------

                 See Accompanying Notes to Financial Statements

ING
INDEX
PLUS
PROTECTION
FUND

            PORTFOLIO OF INVESTMENTS as of May 31, 2003 (Continued)
--------------------------------------------------------------------------------


      Principal
       Amount                                                                   Value
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.3%
              149,000   State Street Repurchase Agreement dated 05/30/02,
                        1.250%, due 06/02/03, $149,016 to be received upon
                        repurchase (Collateralized by $120,000 Federal
                        National Mortgage Association, 7.250% Market Value
                        $153,637 due 01/15/10)                               $   149,000
                                                                             -----------
                        Total Short-Term Investment
                          (Cost $149,000)                                        149,000
                                                                             -----------

                         TOTAL INVESTMENTS IN SECURITIES              100.6%  $43,828,273
                          (COST $41,862,766)*
                         OTHER ASSETS AND LIABILITIES-NET             (0.6)%     (240,020)
                                                                     -------  -----------
                         NET ASSETS                                   100.0%  $43,588,253
                                                                     =======  ===========

 @    Non-income producing security
 @@   Foreign Issuer
 A    Related Party
 *    Cost for federal income tax purposes is $42,065,186. Net
      unrealized appreciation consists of:

                        Gross Unrealized Appreciation                                $1,970,210
                        Gross Unrealized Depreciation                                  (207,123)
                                                                                     ----------
                        Net Unrealized Appreciation                                  $1,763,087
                                                                                     ==========

                 See Accompanying Notes to Financial Statements

                          TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------


Dividends paid during the year ended May 31, 2003 were as follows:

FUND NAME                                                TYPE         PER SHARE AMOUNT
---------                                                ----         ----------------
ING Classic Principal Protection
 Class A                                                 NII              $0.4680
 Class B                                                 NII              $0.3898

ING Classic Principal Protection II
 Class A                                                 NII              $0.3996
 Class B                                                 NII              $0.3251

ING Classic Principal Protection III
 Class A                                                 NII              $0.2781
 Class B                                                 NII              $0.2012

ING Classic Principal Protection IV
 Class A                                                 NII              $0.4000
 Class B                                                 NII              $0.3254

ING Index Plus Protection
 Class A                                                 NII              $0.1769
 Class B                                                 NII              $0.1008

------------------
NII -- Net investment income

Of the ordinary distributions made during the fiscal periods ended May 31, 2003, the following percentages qualify for the dividends received deductions available to corporate shareholders; 2.37%, 1.84%, 4.91%, 1.90%, and 10.30% for the ING Classic Principal Protection Fund I, ING Classic Principal Protection Fund II, ING Classic Principal Protection Fund III, ING Classic Principal Protection Fund IV, and the ING Index Plus Protection Fund, respectively.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under Generally Accepted Accounting Principles (book purposes) and Internal Revenue Service (tax purposes).

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2003, shareholders, excluding corporate shareholders, received an IRS 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2002.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------


The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Director and Officers of the Funds is set forth below:

                                                  TERM OF OFFICE
                               POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             WITH FUND       TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------          ----------------   --------------           --------------------------
INDEPENDENT DIRECTORS

Albert E. DePrince, Jr.          Director         June, 1998        Director, Business and Economic Research
7337 E. Doubletree Ranch Road                     to present        Center (1999 to present) and Professor
Scottsdale, AZ 85258                                                of Economics and Finance, Middle
Born: 1941                                                          Tennessee State University (1991 to
                                                                    present).

Maria T. Fighetti                Director         April, 1994       Associate Commissioner, Contract
7337 E. Doubletree Ranch Road                     to present        Management -- Health Services for New
Scottsdale, AZ 85258                                                York City Department of Mental Health,
Born: 1943                                                          Mental Retardation and Alcohol Services
                                                                    (1973 to 2002).

Sidney Koch                      Director         April, 1994       Financial Adviser and Self-Employed
7337 E. Doubletree Ranch Road                     to present        (January 1993 to present).
Scottsdale, AZ 85258
Born: 1935

Corine T. Norgaard               Director         June, 1991        Dean, Barney School of Business,
7337 E. Doubletree Ranch Road                     to present        University of Hartford (August 1996 to
Scottsdale, AZ 85258                                                present).
Born: 1937

Edward T. O'Dell                 Director         June, 2002        Formerly, Partner/Chairman of Financial
7337 E. Doubletree Ranch Road                     to present        Service Group, Goodwin Proctor LLP (June
Scottsdale, AZ 85258                                                1966 to September 2000); Chairman,
Born: 1935                                                          Committee I -- International Bar
                                                                    Association (1995 to 1999).

Joseph E. Obermeyer(2)           Director         January, 2003     President, Obermeyer & Associates, Inc.
7337 E. Doubletree Ranch Road                     to present        (November 1999 to present) and Senior
Scottsdale, AZ 85258                                                Manager, Arthur Anderson LLP (1995 to
Born: 1957                                                          October 1999).

DIRECTORS WHO ARE "INTERESTED
 PERSONS"

J. Scott Fox(3)                  Director         December, 1997    President and Chief Executive Officer
Aeltus Investment Management,                     to present        (April 2001 to present), Managing
Inc.                                                                Director and Chief Operating Officer
10 State House Square                                               (April 1994 to April 2001), Chief
Hartford, CT                                                        Financial Officer (April 1994 to July
Born: 1955                                                          2001), Aeltus Investment Management,
                                                                    Inc.; Executive Vice President (April
                                                                    2001 to present), Director, Chief
                                                                    Operating Officer (February 1995 to
                                                                    present), Chief Financial Officer,
                                                                    Managing Director (February 1995 to
                                                                    April 2001), Aeltus Capital, Inc; Senior
                                                                    Vice President -- Operations, Aetna Life
                                                                    Insurance and Annuity Company, March
                                                                    1997 to December 1997.

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           DIRECTOR            HELD BY DIRECTOR
---------------------          -----------        -------------------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.           54         None
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258
Born: 1941
Maria T. Fighetti                 54         None
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258
Born: 1943
Sidney Koch                       54         None
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258
Born: 1935
Corine T. Norgaard                54         Director/Trustee, Mass Mutual
7337 E. Doubletree Ranch Road                Corporate Investors (April
Scottsdale, AZ 85258                         1997 -- Present)
Born: 1937
Edward T. O'Dell                  54         None
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258
Born: 1935
Joseph E. Obermeyer(2)            54         None
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258
Born: 1957
DIRECTORS WHO ARE "INTERESTED
 PERSONS"
J. Scott Fox(3)                   54         Mr. Fox is a Director of IPC
Aeltus Investment Management,                Financial Network, Inc.
Inc.                                         (January 2001 to present).
10 State House Square
Hartford, CT
Born: 1955

--------------------------------------------------------------------------------


                                                  TERM OF OFFICE
                               POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE             WITH FUND       TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------          ----------------   --------------           --------------------------
DIRECTORS WHO ARE "INTERESTED
 PERSONS"

Thomas J. McInerney(4)           Director         April, 2002       Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                      to present        Financial Services (September 2001 to
Scottsdale, AZ 85258                                                present); General Manager and Chief
Born: 1956                                                          Executive Officer, ING U.S. Worksite
                                                                    Financial Services (December 2000 to
                                                                    present); Member, ING Americas Executive
                                                                    Committee (2001 to present); President,
                                                                    Chief Executive Officer and Director of
                                                                    Northern Life Insurance Company (2001 to
                                                                    present), ING Aeltus Holding Company,
                                                                    Inc. (2000 to present), ING Retail
                                                                    Holding Company (1998 to present).
                                                                    Formerly, ING Life Insurance and Annuity
                                                                    Company (1997 to November 2002); ING
                                                                    Retirement Holdings, Inc. (1997 to March
                                                                    2003); General Manager and Chief
                                                                    Executive Officer, ING Worksite Division
                                                                    (December 2000 to October 2001),
                                                                    President, ING-SCI, Inc. (August 1997 to
                                                                    December 2000); President, Aetna
                                                                    Financial Services (August 1997 to
                                                                    December 2000); Head of National
                                                                    Accounts, Core Sales and Marketing,
                                                                    Aetna U.S. Healthcare (April 1996 to
                                                                    March 1997);

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           DIRECTOR            HELD BY DIRECTOR
---------------------          -----------        -------------------
DIRECTORS WHO ARE "INTERESTED
 PERSONS"
Thomas J. McInerney(4)            160        Director, Hemisphere, Inc.
7337 E. Doubletree Ranch Rd.                 (May 2003 -- Present).
Scottsdale, AZ 85258                         Trustee, ING Investors Trust
Born: 1956                                   (February 2002 -- Present);
                                             Director, Equitable Life
                                             Insurance Co., Golden American
                                             Life Insurance Co., Life
                                             Insurance Company of Georgia,
                                             Midwestern United Life
                                             Insurance Co., ReliaStar Life
                                             Insurance Co., Security Life
                                             of Denver, Security
                                             Connecticut Life Insurance
                                             Co., Southland Life Insurance
                                             Co., USG Annuity and Life
                                             Company, and United Life and
                                             Annuity Insurance Co. Inc
                                             (March 2001 -- Present);
                                             Trustee, Ameribest Life
                                             Insurance Co., (2001-2003);
                                             Trustee, First Columbine Life
                                             Insurance Co., (2001-2002);
                                             Member of the Board, National
                                             Commission on Retirement
                                             Policy, Governor's Council on
                                             Economic Competitiveness and
                                             Technology of Connecticut,
                                             Connecticut Business and
                                             Industry Association,
                                             Bushnell; Connecticut Forum;
                                             Metro Hartford Chamber of
                                             Commerce; and is Chairman,
                                             Concerned Citizens for
                                             Effective Government.

---------------

(1) Directors serve until their successors are duly elected and qualified.

(2) Mr. Obermeyer was elected to the Board on January 1, 2003.

(3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.

(4) Mr. McInerney is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act") because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------


                                                           TERM OF OFFICE
                                    POSITION(S) HELD        AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  WITH FUND             SERVICE(1)                DURING THE LAST FIVE YEARS
---------------------               ----------------       --------------              --------------------------
OFFICERS:

James M. Hennessy                  President, Chief        March 2002           President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.       Executive Officer,      to present           ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258               and Chief                                    Services, LLC, ING Advisors, Inc., ING
Born: 1949                         Operating Officer                            Investments, LLC, Lexington Funds
                                                                                Distributor, Inc., Express America T.C.,
                                                                                Inc. and EAMC Liquidation Corp.
                                                                                (December 2001 -- Present); Executive
                                                                                Vice President and Chief Operating
                                                                                Officer and ING Funds Distributor, LLC
                                                                                (June 2000 -- Present). Formerly,
                                                                                Executive Vice President and Chief
                                                                                Operating Officer, ING Quantitative
                                                                                Management, Inc. (October
                                                                                2001 -- September 2002), Senior
                                                                                Executive Vice President (June
                                                                                2000 -- December 2000) and Secretary
                                                                                (April 1995 -- December 2000), ING
                                                                                Capital Corporation, LLC, ING Funds
                                                                                Services, LLC, ING Investments, LLC, ING
                                                                                Advisors, Inc., Express America T.C.,
                                                                                Inc. and EAMC Liquidation Corp.;
                                                                                Executive Vice President, ING Capital
                                                                                Corporation, LLC and its affiliates (May
                                                                                1998 -- June 2000); and Senior Vice
                                                                                President, ING Capital Corporation, LLC
                                                                                and its affiliates (April 1995 -- April
                                                                                1998).

Stanley D. Vyner                   Executive Vice          March 2002           Executive Vice President of ING
7337 E. Doubletree Ranch Rd.       President               to present           Advisors, Inc. and ING Investments, LLC
Scottsdale, AZ 85258                                                            (July 2000 to present) and Chief
Born: 1950                                                                      Investment Officer of the International
                                                                                Portfolios, ING Investments, LLC (July
                                                                                1996 to present). Formerly, President
                                                                                and Chief Executive Officer of ING
                                                                                Investments, LLC (August 1996 to August
                                                                                2000).

Michael J. Roland                  Executive Vice          March 2002           Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.       President,              to present           Financial Officer and Treasurer of ING
Scottsdale, AZ 85258               Assistant                                    Funds Services, LLC, ING Funds
Born: 1958                         Secretary and                                Distributor, LLC, ING Advisors, Inc.,
                                   Principal                                    ING Investments, LLC, Lexington Funds
                                   Financial Officer                            Distributor, Inc., Express America T.C.
                                                                                Inc. and EAMC Liquidation Corp.
                                                                                (December 2001 to present). Formerly,
                                                                                Executive Vice President, Chief
                                                                                Financial Officer and Treasurer ING
                                                                                Quantitative Management (December
                                                                                2001 -- September 2002), formerly,
                                                                                Senior Vice President, ING Funds
                                                                                Services, LLC, ING Investments, LLC, and
                                                                                ING Funds Distributor, LLC (June 1998 to
                                                                                December 2001) and Chief Financial
                                                                                Officer of Endeavor Group (April 1997 to
                                                                                June 1998).

Robert S. Naka                     Senior Vice             March 2002           Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and           to present           Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258               Assistant                                    ING Funds Distributor, LLC, ING
Born: 1963                         Secretary                                    Advisors, Inc., ING Capital Corporation,
                                                                                LLC ING Investments, LLC, (October 2001
                                                                                to present) and Lexington Funds
                                                                                Distributor, Inc. (December 2001 to
                                                                                present). Formerly, Senior Vice
                                                                                President and Assistant Secretary, ING
                                                                                Quantitative Management, Inc. (October
                                                                                2001 -- September 2002). Formerly, Vice
                                                                                President, ING Investments, LLC (April
                                                                                1997 to October 1999), ING Funds
                                                                                Services, LLC (February 1997 to August
                                                                                1999) and Assistant Vice President, ING
                                                                                Funds Services, LLC (August 1995 to
                                                                                February 1997).

Robyn L. Ichilov                   Vice President and      March 2002           Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.       Treasurer               to present           LLC (October 2001 to present) and ING
Scottsdale, AZ 85258                                                            Investments, LLC (August 1997 to
Born: 1967                                                                      present); Accounting Manager, ING
                                                                                Investments, LLC (November 1995 to
                                                                                present).

Kimberly A. Anderson               Vice President and      March 2002           Vice President and Secretary of ING
7337 E. Doubletree Ranch Rd.       Secretary               to present           Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                            Distributor, LLC, ING Advisors, Inc.,
Born: 1964                                                                      ING Investments, LLC (October 2001 to
                                                                                present) and Lexington Funds
                                                                                Distributor, Inc. (December 2001 to
                                                                                present). Formerly, Vice President, ING
                                                                                Quantitative Management, Inc. (October
                                                                                2001 -- September 2002). Formerly,
                                                                                Assistant Vice President of ING Funds
                                                                                Services, LLC (November 1999 to January
                                                                                2001) and has held various other
                                                                                positions with ING Funds Services, LLC
                                                                                for more than the last five years.

Lauren D. Bensinger                Vice President          March 2003           Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                               to present           Officer, ING Funds Distributor, LLC.
Scottsdale, AZ 85258                                                            (July 1995 -- Present); Vice President
Born: 1954                                                                      (February 1996 -- Present) and Chief
                                                                                Compliance Officer (October
                                                                                2001 -- Present) ING Investments, LLC;
                                                                                Vice President and Chief Compliance
                                                                                Officer, ING Advisors, Inc. (July
                                                                                2000 -- Present), Vice President and
                                                                                Chief Compliance Officer, ING
                                                                                Quantitative Management, Inc. (July
                                                                                2000 -- September 2002), and Vice
                                                                                President, ING Fund Services, LLC (July
                                                                                1995 -- Present).

--------------------------------------------------------------------------------


                                                           TERM OF OFFICE
                                    POSITION(S) HELD        AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  WITH FUND             SERVICE(1)                DURING THE LAST FIVE YEARS
---------------------               ----------------       --------------              --------------------------
OFFICERS:
Maria M. Anderson                  Assistant Vice          April 2002           Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.       President               to present           Services, LLC (October 2001 to present).
Scottsdale, AZ 85258                                                            Formerly, Manager of Fund Accounting and
Born: 1958                                                                      Fund Compliance, ING Investments, LLC
                                                                                (September 1999 to November 2001);
                                                                                Section Manager of Fund Accounting,
                                                                                Stein Roe Mutual Funds (July 1998 to
                                                                                August 1999); and Financial Reporting
                                                                                Analyst, Stein Roe Mutual Funds (August
                                                                                1997 to July 1998).

Todd Modic                         Assistant Vice          April 2002           Vice-President of Financial
7337 E. Doubletree Ranch Rd.       President               to present           Reporting -- Fund Accounting of ING
Scottsdale, AZ 85258                                                            Funds Services, LLC (September 2002 to
Born: 1967                                                                      present). Director of Financial
                                                                                Reporting of ING Funds Services, LLC
                                                                                (March 2001 to September 2002).
                                                                                Formerly, Director of Financial
                                                                                Reporting, Axient Communications, Inc.
                                                                                (May 2000 to January 2001) and Director
                                                                                of Finance, Rural/Metro Corporation
                                                                                (March 1995 to May 2000).

Susan P. Kinens                    Assistant Vice          March 2003           Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and           to present           Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258               Assistant                                    (December 2002 -- Present); and has held
Born: 1976                         Secretary                                    various other positions with ING Funds
                                                                                Services, LLC for the last five years.

---------------

(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY
  ING Emerging Countries Fund
  ING Foreign Fund
  ING International Fund
  ING International Growth Fund
  ING International SmallCap Growth Fund
  ING International Value Fund
  ING Precious Metals Fund
  ING Russia Fund

INTERNATIONAL GLOBAL EQUITY
  ING Global Real Estate Fund
  ING Worldwide Growth Fund

DOMESTIC EQUITY FUNDS
  ING Growth Fund
  ING Growth + Value Fund
  ING Growth Opportunities Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING Small Company Fund
  ING SmallCap Opportunities Fund
  ING Technology Fund

DOMESTIC EQUITY INDEX FUNDS
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Disciplined LargeCap Fund

DOMESTIC EQUITY VALUE FUNDS
  ING Financial Services Fund
  ING Large Company Value Fund
  ING MagnaCap Fund
  ING Tax Efficient Equity Fund
  ING Value Opportunity Fund
  ING SmallCap Value Fund
  ING MidCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
  ING Equity and Bond Fund
  ING Convertible Fund
  ING Balanced Fund
  ING Growth and Income Fund

FIXED INCOME FUNDS
  ING Bond Fund
  ING Classic Money Market Fund*
  ING Government Fund
  ING GNMA Income Fund
  ING High Yield Opportunity Fund
  ING High Yield Bond Fund
  ING Intermediate Bond Fund
  ING Lexington Money Market Trust*
  ING National Tax Exempt Bond Fund
  ING Money Market Fund*
  ING Aeltus Money Market Fund*
  ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
  ING Strategic Allocation Growth
  ING Strategic Allocation Balance
  ING Strategic Allocation Income

LOAN PARTICIPATION FUNDS
  ING Prime Rate Trust
  ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

      INVESTMENT MANAGER

      ING Investments, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      ADMINISTRATOR

      ING Funds Services, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      DISTRIBUTOR

      ING Funds Distributor, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258
      1-800-992-0180

      TRANSFER AGENT

      DST Systems, Inc.
      P.O. Box 419368
      Kansas City, Missouri 64141-6368

      CUSTODIAN

      Bank of New York
      100 Colonial Center Parkway, Suite 300
      Lake Mary, FL 32746

      LEGAL COUNSEL

      Goodwin Procter
      Exchange Place
      53 State Street
      Boston, MA 02109

      INDEPENDENT AUDITORS

      KPMG LLP
      99 High Street
      Boston, MA 02110-2371

      Contact your investment professional, or call (800) 992-0180 for a current ING Funds prospectus. The prospectuses contain more complete information on all charges, fees, risks and expenses. Please read the prospectus carefully before investing or sending money.

[ING FUNDS LOGO]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT. The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By /s/ James M. Hennessy
   -------------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date August 4, 2003
     -----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ James M. Hennessy
   -------------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date August 4, 2003
     -----------------------

By /s/ Michael J. Roland
   -------------------------------------------
   Michael J. Roland
   Executive Vice President and
   Chief Financial Officer

Date August 4, 2003
     -----------------------